                              SECURED CREDIT AGREEMENT

                                    BY AND AMONG

                           PLATINUM ENTERTAINMENT, INC.,

                                    as Borrower,


                             THE LENDERS NAMED HEREIN,

                                    as Lenders,


                                        AND


                            FIRST SOURCE FINANCIAL LLP,

                               as Agent and a Lender


                                    Dated as of

                                  July 31, 1998

                                  TABLE OF CONTENTS

SECTION 1   CERTAIN DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . .  1
     SECTION 1.1      CERTAIN DEFINITIONS. . . . . . . . . . . . . . . . . .  1
     SECTION 1.2      ACCOUNTING AND FINANCIAL DETERMINATIONS. . . . . . . . 20
     SECTION 1.3      CROSS REFERENCES; HEADINGS . . . . . . . . . . . . . . 21

SECTION 2   COMMITMENTS OF LENDERS; LOAN REQUESTS; REDUCTION OR TERMINATION
            OF THE COMMITMENTS; PREPAYMENTS; MAKING OF PAYMENTS; SETOFF. . . 21
     SECTION 2.1      COMMITMENTS. . . . . . . . . . . . . . . . . . . . . . 21
     SECTION 2.2      REVOLVING LOAN TERMINATION DATE. . . . . . . . . . . . 22
     SECTION 2.3      LOAN REQUESTS. . . . . . . . . . . . . . . . . . . . . 22
     SECTION 2.4      CERTAIN WAIVERS. . . . . . . . . . . . . . . . . . . . 25
     SECTION 2.5      LOAN ACCOUNT . . . . . . . . . . . . . . . . . . . . . 25
     SECTION 2.6      VOLUNTARY PREPAYMENT OF REVOLVING LOANS; VOLUNTARY
                      REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT . 25
     SECTION 2.7      MANDATORY PREPAYMENTS ON REVOLVING LOANS . . . . . . . 25
     SECTION 2.8      PREPAYMENT PREMIUM . . . . . . . . . . . . . . . . . . 26
     SECTION 2.9      MAKING OF PAYMENTS . . . . . . . . . . . . . . . . . . 26
     SECTION 2.10     DUE DATE EXTENSION . . . . . . . . . . . . . . . . . . 26
     SECTION 2.11     SET OFF AND SHARING OF PAYMENTS. . . . . . . . . . . . 26
     SECTION 2.12     CERTAIN MATTERS RELATING TO LETTERS OF CREDIT. . . . . 27
            2.12.1    ISSUANCE OF LETTERS OF CREDIT. . . . . . . . . . . . . 27
            2.12.2    TERMS OF LETTERS OF CREDIT . . . . . . . . . . . . . . 28
            2.12.3    LENDERS' PARTICIPATION . . . . . . . . . . . . . . . . 28
            2.12.4    NOTICE OF ISSUANCE . . . . . . . . . . . . . . . . . . 28
            2.12.5    PAYMENT OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT . . . 29
            2.12.6    PAYMENT BY LENDERS . . . . . . . . . . . . . . . . . . 30
            2.12.7    ISSUING BANK . . . . . . . . . . . . . . . . . . . . . 30
            2.12.8    OBLIGATIONS ABSOLUTE . . . . . . . . . . . . . . . . . 31
            2.12.9    AGENT'S EXECUTION OF APPLICATIONS AND OTHER ISSUING
                      BANK DOCUMENTATION; RELIANCE ON CREDIT AGREEMENT BY
                      ISSUING BANK . . . . . . . . . . . . . . . . . . . . . 32
            2.12.10   CASH COLLATERAL. . . . . . . . . . . . . . . . . . . . 32
            2.12.11   INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . 32
     SECTION 2.13     STATEMENTS . . . . . . . . . . . . . . . . . . . . . . 33

SECTION 3   NOTES; RECORDKEEPING . . . . . . . . . . . . . . . . . . . . . . 33

SECTION 4   INTEREST   . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     SECTION 4.1      INTEREST RATES . . . . . . . . . . . . . . . . . . . . 34
     SECTION 4.2      DEFAULT INTEREST . . . . . . . . . . . . . . . . . . . 34
     SECTION 4.3      CONVERSION OR CONTINUATION . . . . . . . . . . . . . . 35



     SECTION 4.4      SPECIAL PROVISIONS GOVERNING LIBOR RATE LOANS. . . . . 36
     SECTION 4.5      INTEREST PAYMENT DATES . . . . . . . . . . . . . . . . 38
     SECTION 4.6      SETTING OF RATES . . . . . . . . . . . . . . . . . . . 38
     SECTION 4.7      COMPUTATION OF INTEREST. . . . . . . . . . . . . . . . 38

SECTION 5   FEES. . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . 38
     SECTION 5.1      COMPUTATION OF FEES. . . . . . . . . . . . . . . . . . 38
     SECTION 5.2      NON-USE FEES . . . . . . . . . . . . . . . . . . . . . 38
     SECTION 5.3      CLOSING FEE. . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 5.4      LETTER OF CREDIT FEES. . . . . . . . . . . . . . . . . 39
     SECTION 5.5      AUDIT FEES . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 5.6      APPRAISAL FEES . . . . . . . . . . . . . . . . . . . . 39
     SECTION 5.7      MINIMUM FACILITY UTILIZATION FEE . . . . . . . . . . . 39

SECTION 6   ACCOUNT AGREEMENTS; ACCOUNTS; LIST OF ACCOUNTS AND ACCOUNT
            STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     SECTION 6.1      ACCOUNT AGREEMENTS . . . . . . . . . . . . . . . . . . 40
     SECTION 6.2      BANK ACCOUNTS. . . . . . . . . . . . . . . . . . . . . 40
     SECTION 6.3      LIST OF ACCOUNTS AND ACCOUNT STATEMENTS. . . . . . . . 41

SECTION 7   PROCEEDS OF COLLATERAL; APPLICATION OF FUNDS; DEEMED LOANS . . . 41
     SECTION 7.1      PROCEEDS OF COLLATERAL; NOTICES TO ACCOUNT DEBTORS;
                      LOCKBOX. . . . . . . . . . . . . . . . . . . . . . . . 41
     SECTION 7.2      APPLICATION OF MASTER ACCOUNT FUNDS. . . . . . . . . . 42
     SECTION 7.3      APPLICATION OF FUNDS AVAILABLE FOR LOAN REPAYMENTS . . 42
     SECTION 7.4      APPLICATION UPON AN EVENT OF DEFAULT . . . . . . . . . 42
     SECTION 7.5      DEEMED LOANS . . . . . . . . . . . . . . . . . . . . . 42
     SECTION 7.6      APPLICATION OF PROCEEDS. . . . . . . . . . . . . . . . 43

SECTION 8   INCREASED COSTS AND OTHER SPECIAL PROVISIONS . . . . . . . . . . 44
     SECTION 8.1      INCREASED COSTS. . . . . . . . . . . . . . . . . . . . 44
     SECTION 8.2      FUNDING LOSSES . . . . . . . . . . . . . . . . . . . . 45
     SECTION 8.3      DISCRETION OF THE LENDERS AS TO MANNER OF FUNDING. . . 45
     SECTION 8.4      CONCLUSIVENESS OF STATEMENTS; SURVIVAL OF PROVISIONS . 45

SECTION 9   COLLATERAL AND ELIGIBILITY REQUIREMENTS. . . . . . . . . . . . . 46
     SECTION 9.1      ELIGIBLE ACCOUNTS. . . . . . . . . . . . . . . . . . . 46
     SECTION 9.2      ACCOUNT WARRANTIES . . . . . . . . . . . . . . . . . . 47
     SECTION 9.3      VERIFICATION OF ACCOUNTS . . . . . . . . . . . . . . . 48
     SECTION 9.4      ELIGIBLE INVENTORY . . . . . . . . . . . . . . . . . . 48
     SECTION 9.5      INVENTORY WARRANTIES . . . . . . . . . . . . . . . . . 48
     SECTION 9.6      SECURITY INTEREST. . . . . . . . . . . . . . . . . . . 49
     SECTION 9.7      CONSIGNED INVENTORY. . . . . . . . . . . . . . . . . . 49
     SECTION 9.8      COLLATERAL DOCUMENTS . . . . . . . . . . . . . . . . . 49


                                         (ii)

     SECTION 9.9      SUBSEQUENTLY ACQUIRED PROPERTY . . . . . . . . . . . . 49
     SECTION 9.10     CHANGE OF LOCATION OR NAME . . . . . . . . . . . . . . 50
     SECTION 9.11     DELIVERIES; FURTHER ASSURANCES . . . . . . . . . . . . 50

SECTION 10  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . 51
     SECTION 10.1     DUE ORGANIZATION, AUTHORIZATION, ETC.. . . . . . . . . 51
     SECTION 10.2     CERTAIN AGREEMENTS . . . . . . . . . . . . . . . . . . 51
     SECTION 10.3     FINANCIAL INFORMATION; FINANCIAL CONDITION . . . . . . 51
     SECTION 10.4     LITIGATION AND CONTINGENT OBLIGATIONS. . . . . . . . . 52
     SECTION 10.5     LIENS. . . . . . . . . . . . . . . . . . . . . . . . . 53
     SECTION 10.6     CONTRACTS; ABSENCE OF DEFAULT. . . . . . . . . . . . . 53
     SECTION 10.7     EMPLOYEE BENEFIT PLANS . . . . . . . . . . . . . . . . 53
     SECTION 10.8     INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY
                      ACT. . . . . . . . . . . . . . . . . . . . . . . . . . 54
     SECTION 10.9     REGULATIONS U AND X. . . . . . . . . . . . . . . . . . 54
     SECTION 10.10    PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . 55
     SECTION 10.11    CONFIRMATION OF WARRANTIES . . . . . . . . . . . . . . 55
     SECTION 10.12    INSURANCE. . . . . . . . . . . . . . . . . . . . . . . 55
     SECTION 10.13    MATERIAL DISRUPTIONS . . . . . . . . . . . . . . . . . 55
     SECTION 10.14    PATENTS, TRADEMARKS, ETC.. . . . . . . . . . . . . . . 55
     SECTION 10.15    OWNERSHIP OF PROPERTIES; PROPERTY SCHEDULE . . . . . . 55
     SECTION 10.16    BUSINESS LOCATIONS; TRADE NAMES. . . . . . . . . . . . 56
     SECTION 10.17    ACCURACY OF INFORMATION. . . . . . . . . . . . . . . . 56
     SECTION 10.18    SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . 56
     SECTION 10.19    HAZARDOUS MATERIALS. . . . . . . . . . . . . . . . . . 57
     SECTION 10.20    AGENT'S FEES . . . . . . . . . . . . . . . . . . . . . 57
     SECTION 10.21    TAXES. . . . . . . . . . . . . . . . . . . . . . . . . 57
     SECTION 10.22    SECURITIES LAWS. . . . . . . . . . . . . . . . . . . . 57
     SECTION 10.23    GOVERNMENTAL AUTHORIZATIONS. . . . . . . . . . . . . . 58
     SECTION 10.24    COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . 58
     SECTION 10.25    EMPLOYEES AND LABOR. . . . . . . . . . . . . . . . . . 58
     SECTION 10.26    YEAR 2000. . . . . . . . . . . . . . . . . . . . . . . 58
     SECTION 10.27    SOLVENCY . . . . . . . . . . . . . . . . . . . . . . . 59
     SECTION 10.28    COLLATERAL . . . . . . . . . . . . . . . . . . . . . . 59

SECTION 11  COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
     SECTION 11.1     REPORTS, CERTIFICATES AND OTHER INFORMATION. . . . . . 59
     SECTION 11.2     CORPORATE EXISTENCE; FOREIGN QUALIFICATION . . . . . . 63
     SECTION 11.3     BOOKS, RECORDS AND INSPECTIONS . . . . . . . . . . . . 63
     SECTION 11.4     INSURANCE. . . . . . . . . . . . . . . . . . . . . . . 64
     SECTION 11.5     TAXES AND LIABILITIES. . . . . . . . . . . . . . . . . 64
     SECTION 11.6     EMPLOYEE BENEFIT PLANS . . . . . . . . . . . . . . . . 65
     SECTION 11.7     COLLATERAL DOCUMENTS . . . . . . . . . . . . . . . . . 65
     SECTION 11.8     COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . 65
     SECTION 11.9     MAINTENANCE OF PERMITS . . . . . . . . . . . . . . . . 65


                                        (iii)

     SECTION 11.10    PURCHASE, REDEMPTION, DISTRIBUTION, INTEREST AND PAYMENT
                      RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . 65
     SECTION 11.11    LOANS, ADVANCES OR INVESTMENTS . . . . . . . . . . . . 66
     SECTION 11.12    MERGERS, CONSOLIDATIONS, SALES . . . . . . . . . . . . 66
     SECTION 11.13    UNCONDITIONAL PURCHASE OBLIGATIONS . . . . . . . . . . 66
     SECTION 11.14    REGULATIONS U AND X. . . . . . . . . . . . . . . . . . 66
     SECTION 11.15    SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . 66
     SECTION 11.16    NO AMENDMENT OF ORGANIZATION DOCUMENTS . . . . . . . . 67
     SECTION 11.17    OTHER AGREEMENTS . . . . . . . . . . . . . . . . . . . 67
     SECTION 11.18    BUSINESS ACTIVITIES; NAME. . . . . . . . . . . . . . . 67
     SECTION 11.19    TRANSACTIONS WITH AFFILIATES . . . . . . . . . . . . . 67
     SECTION 11.20    ENVIRONMENTAL LIABILITIES. . . . . . . . . . . . . . . 67
     SECTION 11.21    INDEBTEDNESS . . . . . . . . . . . . . . . . . . . . . 67
     SECTION 11.22    LIENS. . . . . . . . . . . . . . . . . . . . . . . . . 68
     SECTION 11.23    FISCAL YEAR. . . . . . . . . . . . . . . . . . . . . . 68
     SECTION 11.24    LANDLORD AND WAREHOUSEMAN AGREEMENTS . . . . . . . . . 68
     SECTION 11.25    MAINTENANCE OF REAL ESTATE . . . . . . . . . . . . . . 68
     SECTION 11.26    ACCOUNT RECORDS. . . . . . . . . . . . . . . . . . . . 68
     SECTION 11.27    INSTRUMENTS AND CHATTEL PAPER. . . . . . . . . . . . . 69
     SECTION 11.28    INVENTORY RECORDS. . . . . . . . . . . . . . . . . . . 69
     SECTION 11.29    COLLATERAL LOCATIONS . . . . . . . . . . . . . . . . . 69
     SECTION 11.30    DISPOSAL OF PROPERTY . . . . . . . . . . . . . . . . . 70
     SECTION 11.31    MANAGEMENT AND CONSULTING FEES . . . . . . . . . . . . 70
     SECTION 11.32    CORPORATE ACCOUNTS . . . . . . . . . . . . . . . . . . 70
     SECTION 11.33    FINANCIAL COVENANTS. . . . . . . . . . . . . . . . . . 70

SECTION 12  CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
     SECTION 12.1     INITIAL REVOLVING LOAN . . . . . . . . . . . . . . . . 72
     SECTION 12.2     ALL LOANS; LC GUARANTIES . . . . . . . . . . . . . . . 73

SECTION 13  EVENTS OF DEFAULT AND THEIR EFFECT . . . . . . . . . . . . . . . 74
     SECTION 13.1     EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . 74
     SECTION 13.2     EFFECT OF EVENT OF DEFAULT . . . . . . . . . . . . . . 77
     SECTION 13.3     RIGHTS AND REMEDIES GENERALLY. . . . . . . . . . . . . 77
     SECTION 13.4     ENTRY UPON PREMISES AND ACCESS TO INFORMATION. . . . . 77
     SECTION 13.5     SALE OR OTHER DISPOSITION OF COLLATERAL BY AGENT . . . 78
     SECTION 13.6     NOTICE TO ACCOUNT DEBTORS. . . . . . . . . . . . . . . 78
     SECTION 13.7     WAIVER OF DEMAND . . . . . . . . . . . . . . . . . . . 78
     SECTION 13.8     WAIVER OF NOTICE . . . . . . . . . . . . . . . . . . . 78

SECTION 14  GENERAL    . . . . . . . . . . . . . . . . . . . . . . . . . . . 79
     SECTION 14.1     WAIVER; AMENDMENTS . . . . . . . . . . . . . . . . . . 79
     SECTION 14.2     CONFIRMATIONS. . . . . . . . . . . . . . . . . . . . . 79
     SECTION 14.3     NOTICES. . . . . . . . . . . . . . . . . . . . . . . . 80


                                         (iv)

     SECTION 14.4     COSTS, EXPENSES AND TAXES. . . . . . . . . . . . . . . 80
     SECTION 14.5     INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . 81
     SECTION 14.6     SUBMISSION TO JURISDICTION . . . . . . . . . . . . . . 82
     SECTION 14.7     GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . 83
     SECTION 14.8     SEVERAL OBLIGATIONS; NATURE OF LENDER'S RIGHTS . . . . 83
     SECTION 14.9     ENTRY INTO AGREEMENT . . . . . . . . . . . . . . . . . 83
     SECTION 14.10    LEGAL OPINIONS . . . . . . . . . . . . . . . . . . . . 83
     SECTION 14.11    JURY TRIAL; DAMAGE WAIVER. . . . . . . . . . . . . . . 84
     SECTION 14.12    SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . 84
     SECTION 14.13    MARSHALING . . . . . . . . . . . . . . . . . . . . . . 84
     SECTION 14.14    WAIVERS WITH RESPECT TO OTHER INSTRUMENTS. . . . . . . 84
     SECTION 14.15    RETENTION OF BORROWER'S DOCUMENTS. . . . . . . . . . . 84
     SECTION 14.16    SURVIVAL OF WARRANTIES . . . . . . . . . . . . . . . . 84
     SECTION 14.17    COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . 85
     SECTION 14.18    EXCEPTIONS TO COVENANTS. . . . . . . . . . . . . . . . 85
     SECTION 14.19    CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . 85
     SECTION 14.20    REINSTATEMENT. . . . . . . . . . . . . . . . . . . . . 85
     SECTION 14.21    ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . 85
     SECTION 14.22    ACKNOWLEDGMENT . . . . . . . . . . . . . . . . . . . . 86
     SECTION 14.23    CONFIDENTIALITY. . . . . . . . . . . . . . . . . . . . 86

SECTION 15  ASSIGNMENT AND PARTICIPATION; AGENT. . . . . . . . . . . . . . . 86
     SECTION 15.1     ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND NOTES. . . 86
     SECTION 15.2     AGENT. . . . . . . . . . . . . . . . . . . . . . . . . 88
            15.2.1    APPOINTMENT OF AGENT . . . . . . . . . . . . . . . . . 88
            15.2.2    NATURE OF DUTIES OF AGENT. . . . . . . . . . . . . . . 89
            15.2.3    LACK OF RELIANCE ON AGENT. . . . . . . . . . . . . . . 89
            15.2.4    CERTAIN RIGHTS OF AGENT. . . . . . . . . . . . . . . . 89
            15.2.5    RELIANCE BY AGENT. . . . . . . . . . . . . . . . . . . 90
            15.2.6    INDEMNIFICATION OF AGENT . . . . . . . . . . . . . . . 90
            15.2.7    AGENT IN ITS INDIVIDUAL CAPACITY . . . . . . . . . . . 90
            15.2.8    HOLDERS OF NOTES . . . . . . . . . . . . . . . . . . . 90
            15.2.9    SUCCESSOR AGENT. . . . . . . . . . . . . . . . . . . . 91
            15.2.10   COLLATERAL MATTERS . . . . . . . . . . . . . . . . . . 91
            15.2.11   ACTIONS WITH RESPECT TO DEFAULTS . . . . . . . . . . . 92
            15.2.12   DELIVERY OF INFORMATION. . . . . . . . . . . . . . . . 92
     SECTION 15.3     DISBURSEMENT OF FUNDS. . . . . . . . . . . . . . . . . 93
     SECTION 15.4     AGENT'S DISCRETION . . . . . . . . . . . . . . . . . . 93

                                         (v)

                                       EXHIBITS

Exhibit 1.2         -    Form of Borrowing Base Certificate
Exhibit 2.3(b)      -    Notice of LIBOR Activity
Exhibit 3.1         -    Form of Revolving Note
Exhibit 9.8.1       -    Form of Security Agreement
Exhibit 9.8.2       -    Form of Stock Pledge Agreement
Exhibit 11.1(e)     -    Form of Compliance Certificate
Exhibit 11.1(m)     -    Form of Monthly Report Certificate
Exhibit 12.2(c)-1   -    Form of Borrowing Certificate
Exhibit 12.2(c)-2   -    LC Guaranty Request


                                      SCHEDULES

Schedule 1          -    Financial Institutions
Schedule 6.3        -    Accounts
Schedule 10.1       -    Jurisdictions
Schedule 10.4       -    Litigation
Schedule 10.5       -    Liens
Schedule 10.6       -    Material Contracts
Schedule 10.12      -    Insurance
Schedule 10.14      -    Intellectual Property
Schedule 10.15      -    Real and Personal Property
Schedule 10.16      -    Business Locations and Trade Names
Schedule 10.18      -    Subsidiaries
Schedule 10.19      -    Hazardous Materials
Schedule 10.20      -    Fees
Schedule 10.21      -    Taxes
Schedule 10.25      -    Collective Bargaining Agreements
Schedule 10.26      -    Year 2000
Schedule 11.11      -    Investments
Schedule 11.18      -    Business Activities
Schedule 11.19      -    Affiliate Transactions
Schedule 11.21      -    Indebtedness
Schedule 11.29      -    Collateral Locations
Schedule 12.1(h)    -    Indebtedness to be Refinanced


                                         (vi)

                              SECURED CREDIT AGREEMENT


          THIS SECURED CREDIT AGREEMENT (this "AGREEMENT") dated as of
July 31, 1998 is entered into among Platinum Entertainment, Inc., a Delaware corporation ("BORROWER"), the financial institutions identified on SCHEDULE 1 hereto (together with each of their successors and assigns, hereinafter referred to individually as a "LENDER" and collectively as the "LENDERS"), and First Source Financial LLP, an Illinois registered limited liability partnership, acting as agent for Lenders.

                                      RECITAL:

          Borrower desires to borrow from Lenders and Lenders desire to lend to Borrower on the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:

          SECTION 1      CERTAIN DEFINITIONS.

          SECTION 1.1 CERTAIN DEFINITIONS. When used herein, the following terms shall have the following meanings:

          "ACCOUNT DEBTOR" shall mean any Person who is or may become obligated on or under an Account.

          "ACCOUNTS" of a Person shall mean all presently existing and hereafter arising or acquired accounts, accounts receivable, contracts, notes, drafts, acceptances, and other forms of obligations (including forms of obligations evidenced by Chattel Paper, Documents or Instruments) now or hereafter owned or held by or payable to such Person relating in any way to Inventory or arising from the sale or lease of Inventory or the rendering of services by such Person or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto; all such merchandise that may be reclaimed or repossessed or returned to such Person; all of such Person's rights as an unpaid vendor, including stoppage in transit, reclamation, rescission, replevin, and sequestration; all pledged assets and all letters of credit, guaranty claims, Liens held by or granted to such Person to secure payment of any Accounts; all proceeds and products of all of the foregoing described properties and interests in properties; and all proceeds of insurance with respect thereto; and all customer lists, ledgers, books of account, records, computer programs (to the extent of assignable rights without third party consent), computer disks or tape files (including all microfilm), computer printouts, computer runs, and other computer prepared information relating to any of the foregoing.

          "ACCOUNTS TRIAL BALANCE" - see SECTION 11.1(m).

          "AFFILIATE" of any Person shall mean (a) any director (or Person holding the equivalent position) or officer (or Person holding the equivalent position) of such Person or of any Person described in clause
     (b) with respect to such Person, and (b) any other Person which, directly or indirectly, controls or is controlled by or under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan). None of the Lenders and Agent shall be deemed to be an Affiliate of Borrower or any such Person. A Person shall be deemed to be (x) "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 10% or more of the securities or Equity Interests having at the time of any determination hereunder voting power for the election of directors of such Person (or Persons holding equivalent positions); or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; or (y) "controlled by" or "under common control with" such other Person if such other Person is a member of the immediate family of such Person or is the executor, administrator, or other personal representative of such Person.

          "AGENT" shall mean FSFP as agent for the benefit of the Lenders, and not in its individual capacity as a Lender, and any successor appointed pursuant to SECTION 15.2.9.

          "APPLICABLE MARGINS" shall mean the Prime Revolving Margin and the LIBOR Revolving Margin.

          "ASSET SALE" shall mean any sale, assignment, conveyance, transfer or other disposition of any Property of Borrower other than (i) any sale or lease of inventory in the ordinary course of business , (ii) any sale of obsolete or unusable items of equipment so long as the aggregate proceeds of all such sales do not exceed $100,000 in any Fiscal Year and (iii) any sale or trade-in of obsolete or unusable items of equipment which are promptly replaced with new items of equipment of like function and comparable value to the obsolete or unusable items of equipment when the same were new or not obsolete or unusable.

          "ASSET SALE PROCEEDS" shall mean the aggregate cash proceeds payable to Borrower in connection with any Asset Sale after deduction of all reasonable, customary and documented costs and expenses of such Asset Sale
     .

          "ASSIGNMENT AND ACCEPTANCE" - see SECTION 15.1.

          "AUDIT FEE" shall have the meaning ascribed thereto in SECTION 5.5.

          "BANK ACCOUNTS" - see SECTION 6.1.

          "BANK AGENCY AGREEMENT" - see SECTION 6.1.

          "BANKRUPTCY CODE" shall mean Title 11, United States Code, as amended from time to time.

          "BORROWER" - see Preamble.

          "BORROWING AVAILABILITY" shall mean, at any date of determination, the excess of (a) the lesser of (i) the Revolving Commitment or (ii) the Borrowing Base over (b) Total Revolving and L/C Exposure.

          "BORROWING BASE" shall mean an amount equal to: (i) eighty percent (80%) of ((x) the face amount (less maximum discounts, credits and allowances which may have been taken by or granted to Account Debtors in connection therewith) then outstanding of existing Eligible Accounts MINUS
     (y) the then current Return Credit Reserve), PLUS (ii) the lesser of (x) fifty percent (50%) of the book value of Borrower's then existing finished goods portion of Eligible Inventory and (y) the Inventory Sublimit (the book value of Eligible Inventory to be determined at the lower of cost (determined on a first-in-first-out ("FIFO") basis) or market), PLUS (iii) the lesser of (x) fifty percent (50%) of the Music Catalog Appraised Value and (y) $25,000,000.

          "BORROWING BASE CERTIFICATE" shall mean a certificate in substantially the form of EXHIBIT 1.2, duly certified by the chief financial officer or treasurer of Borrower.

          "BORROWING CERTIFICATE" - see SECTION 12.2(c).

          "BUSINESS DAY" shall mean any day of the year (other than any Saturday or Sunday) on which the Federal Reserve Bank of Chicago, Illinois is open for business in Chicago, Illinois and when used in connection with LIBOR Rate Loans, this definition will also exclude any day on which commercial banks are not open for dealing in United States dollar deposits in the London (U.K.) interbank market.

          "CAP AMOUNT" shall mean, at any time, the sum of the reimbursement obligations of Borrower guaranteed by each LC Guaranty at the time of its issuance (such amount, with respect to any LC Guaranty, being herein called the "RELEVANT CAP"); it being understood that:

          (a) the Relevant Cap with respect to any LC Guaranty shall be reduced from time to time by the Stated Amount of a Permitted LC covered thereby if Agent shall have received from the applicable Issuer evidence satisfactory to Agent that the following conditions have been satisfied: (i) such Permitted LC shall have terminated or expired in accordance with its terms or such Permitted LC shall have been surrendered to the Issuer thereof and canceled and, in either case, Lenders have no further obligations thereunder or
               (ii) if such Permitted LC shall have been drawn upon, the Issuer thereof shall have been fully reimbursed for the amount of such draw or (iii) such Issuer shall have consented in writing to a reduction, equal to such Stated Amount in such Relevant Cap; and

          (b) the Relevant Cap with respect to any LC Guaranty may be increased from time to time by the Stated Amount of a Permitted LC to be covered thereby if Agent shall have received evidence satisfactory to Agent that such Permitted LC shall be issued in a manner permitted by this Agreement concurrently with such increase;

     PROVIDED, HOWEVER, that in no event shall the Cap Amount exceed at any time $2,000,000.

          "CAPITALIZED LEASES" shall mean as to any Person at any time any lease which, in accordance with GAAP, is required to be capitalized on the balance sheet of such Person at such time, and "CAPITALIZED LEASE OBLIGATIONS" of such Person at any time shall mean the aggregate amount which, in accordance with GAAP, is required to be reported as a liability on the balance sheet of such Person at such time as lessee under Capitalized Leases.

          "CASH EQUIVALENTS" shall mean any or all of the following: obligations of, or guaranteed as to interest and principal by, the United States Government maturing within 90 days after the date on which such obligations are purchased; open market commercial paper of any corporation (other than Borrower or any of its Affiliates) incorporated under the laws of the United States of America or any State thereof or the District of Columbia rated "Prime-1" or its equivalent by Moody's Investors Service Inc. and "A-1" or its equivalent by Standard & Poor's Corporation; or certificates of deposit maturing within 90 days after the issuance thereof issued by commercial banks organized under the laws of the United States of America or of any political subdivision thereof and either having a combined capital and surplus in excess of $500,000,000.

          "CASH INSTRUMENTS" shall mean all cash, checks, drafts and other similar writings for the payment of money.

          "CHANGE OF CONTROL" shall mean the failure of Borrower to own, free and clear of all Liens (other than Liens in favor of Agent for the benefit of the Lenders) one hundred percent (100%) of the outstanding Stock of each of its Subsidiaries which shall become a borrower hereunder or a guarantor of the Liabilities hereunder.

          "CHATTEL PAPER" shall mean any "chattel paper," as such term is defined in the Code, now owned or hereafter acquired, wherever located.

          "CLOSING DATE" shall mean the date on which the initial Loans hereunder are made.

          "CODE" - see SECTION 1.2.

          "COLLATERAL" shall mean all property and/or rights on or in which a Lien or security interest is granted to any one or more of Agent and the Lenders (or to any agent, trustee or other party acting on behalf of any one or more of Agent and the Lenders) to secure all or any of the Liabilities, including any such Lien or security interest pursuant to this Agreement or any of the Collateral Documents or any other agreements, instruments or documents provided for herein or therein or delivered or to be delivered hereunder or thereunder or in connection herewith or therewith.

          "COLLATERAL ACCESS AGREEMENTS" shall mean any landlord waivers, mortgagee waivers, bailee letters or any similar acknowledgment agreements of any warehouseman or processor in possession of Inventory, in each case in a form reasonably acceptable to Agent.

          "COLLATERAL DOCUMENTS" shall mean, collectively, the Security Agreement[s], the Stock Pledge Agreement, the Guaranties, the Collateral Access Agreements, the Bank Agency Agreement, LC Guaranties, any Uniform Commercial Code financing statements, and any and all other documents provided for in SECTION 9 or otherwise pursuant to which a Lien is granted to any one or more of Agent and the Lenders (or to any agent, trustee, or other party acting on behalf of any one or more of Agent and the Lenders) as security for any of the Liabilities, and all agreements, instruments and documents, including, without limitation, this Agreement and any security agreements, loan agreements, notes, guarantees, mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, subordination agreements, pledges, powers of attorney, consents, assignments, intercreditor agreements, mortgagee waivers, reimbursement agreements, contracts, notices, leases, financing statements, whether heretofore, now or hereafter executed by or on behalf of Borrower or any Subsidiary, in connection with the Liabilities, in each case as the same may be amended, modified, continued or supplemented from time to time.

          "COMMITMENTS" shall mean the Letter of Credit Commitments and the Revolving Commitments, and "COMMITMENT" shall mean either thereof.

          "COMPLIANCE CERTIFICATE" - see SECTION 11.1(e).

          "CONTINGENT OBLIGATION" as to any Person shall mean the undrawn face amount of any letters of credit issued for the account of such Person and shall also mean any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, letters of credit or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the financial condition or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the obligee under such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation or, where such Contingent Obligation is specifically limited to a portion of any such primary obligation, that portion to which it is limited or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "CONTRACT" shall mean each agreement of Borrower with respect to the sale of goods or services by Borrower.

          "CONTRACTUAL OBLIGATION" of any Person shall mean any provision of any security issued by such Person or of any agreement, document, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "CONTROLLED GROUP" shall mean Borrower and any corporation, trade, business or other Person that is, along with Borrower, a member of a controlled group of Persons or a controlled group of trades or businesses or an affiliated service group as described in Sections 414(b), 414(c) and 414(m), respectively, of the IRC or in Section 4001 of ERISA.

          "CURRENT ASSETS" shall mean, at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current assets" (or any like caption) on a balance sheet of Borrower and its Subsidiaries on a consolidated basis at such date, LESS (without duplication) Cash Instruments and Cash Equivalents.

          "CURRENT LIABILITIES" shall mean, at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current liabilities" (or any like caption) on a balance sheet of Borrower and its Subsidiaries on a consolidated basis at such date, less any portion thereof attributable to the Notes, bank overdrafts (but only to the extent repaid in full on the Business Day following creation thereof), or any other Indebtedness incurred hereunder.

          "DEFAULT INTEREST PERIOD" - see SECTION 4.2(b).

          "DEFAULT RATE" - see SECTION 4.2(a).

          "DOCUMENTS" shall mean any "documents" as such term is defined in the Code, now owned or hereafter acquired, wherever located.

          "DOLLAR(S)" and the sign "$" shall mean lawful money of the United States of America.

          "EBITDA" shall mean, for any period, the Net Income for such period, PLUS, to the extent deducted in computing such Net Income, the sum of (a) all Federal, state, local and foreign income tax expense, (b) Interest Expense, (c) depreciation and amortization expenses, and (d) any extraordinary pre-tax non-cash losses, MINUS, to the extent added in computing such Net Income, (i) any interest income and (ii) any extraordinary pre-tax non-cash gains, all as determined for Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

          "ELECTRONIC NOTICE" - see SECTION 2.3(c).

          "ELIGIBLE ACCOUNTS" shall have the meaning ascribed thereto in
     SECTION 9.1.

          "ELIGIBLE INVENTORY" shall have the meaning ascribed thereto in
     SECTION 9.4.

          "EMPLOYEE BENEFIT PLAN" shall mean any "employee benefit plan," as defined under Section 3(3) of ERISA or any other plan, policy, program, arrangement or agreement, whether or not written, with respect to current employees, former employees, independent contractors or leased employees, as defined in IRC Section 414(n), or the beneficiaries or dependents thereof, which is or has been maintained by Borrower or a current or past member of its Controlled Group or as to which Borrower or any current or past member of its Controlled Group otherwise has or could have any liability.

          "EQUIPMENT" shall mean all of Borrower's machinery, equipment and furniture of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all appurtenances, additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

          "EQUITY INTERESTS" shall mean the capital stock of any class of Borrower and options, warrants and other rights to acquire capital stock or other equity interests of Borrower.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" shall mean any Subsidiary or any Person, trade or business (whether or not incorporated) that is, or was at any time during the previous six (6) years, along with Borrower or any Subsidiary, in the same controlled group of corporations, under common control, or otherwise, treated as a single employer for any purpose under Section 414 of the IRC.

          "EVENT OF DEFAULT" shall mean any of the events or conditions described in SECTION 13.1.

          "FACILITY" shall mean each of Borrower's facilities listed on SCHEDULE 10.31.

          "FEDERAL FUNDS RATE" shall mean, for any period, a fluctuating interest rate per annum equal, for each day during such period, to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by Agent or any Lender from three Federal Funds brokers of recognized standing selected by it, or if any such quotations are not received as reasonably determined by Agent.

          "FEE LETTER" - see SECTION 5.2.

          "FINANCIALS" - see SECTION 10.3(a).

          "FISCAL QUARTER" shall mean each of Borrower's and its Subsidiaries' fiscal quarters for financial accounting purposes, which ends on the last day of March, June, September and December, respectively.

          "FISCAL YEAR" shall mean Borrower's and its Subsidiaries' fiscal year for financial accounting purposes, which ends on December 31 of each calendar year.

          "FIXTURES" shall mean all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by Borrower, wherever located.

          "FORCE MAJEURE" shall mean acts of God, acts of public enemies, insurrections, riots, civil disturbances, strikes, boycotts, other direct consequences of a labor dispute, other industrial disturbances, fires, explosions, floods, epidemics, quarantine restrictions, shortages of materials, equipment or transportation, freight embargoes, power or utility failures, orders or acts, or failures to act, of civil or military authority or other similar causes beyond the control of Borrower.

          "FSFP" shall mean First Source Financial LLP, an Illinois registered limited liability partnership.

          "FUNDING DATE" shall mean the date of funding of a Loan and each continuation or conversion of Prime Rate Loans and LIBOR Rate Loans or issuance of a Letter of Credit or a LC Guaranty therefor, which date in all cases shall be a Business Day.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time consistently applied with those used in preparation of Borrower's audited financial statements for the Fiscal Year ending December 31, 1997.

          "GENERAL INTANGIBLES" shall mean all of Borrower's presently owned or hereafter acquired general intangibles, including Intellectual Property, goodwill, chooses in action, causes of action, franchises, customer lists, contract rights, confidential information, employment agreements, engineering contracts, leasehold interests in real and personal property, insurance policies (including business interruption insurance), licenses, permits, and such other Property which uniquely reflect the goodwill of the business of Borrower; deposit accounts, letters of credit, and General Intangibles relating to other items of Collateral, including rights to refunds or indemnification; reversionary or other rights of Borrower to excess Employee Benefit Plan assets upon termination or amendment thereof; and proceeds of all of the foregoing, including insurance proceeds, including proceeds of business interruption insurance, income tax refunds, and claims for tax or other refunds against any Governmental Authority.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government or any other political subdivision thereof, any state or other political subdivision thereof, and any agency, authority, court, central bank, instrumentality, department or other law, regulation or rulemaking entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government.

          "GROSS CAPITAL EXPENDITURES" shall mean, for any period, the total of all expenditures incurred by Borrower or any Subsidiary in respect of the purchase or other acquisition of fixed or capital assets during such period, without any deduction for trade-ins, salvage values, resales or similar recoveries, including the amount which, in accordance with GAAP, is or should be initially posted to Borrower's or such Subsidiary's balance sheet with respect to leases entered into during such period which have been, or, in accordance with GAAP, should be, recorded as Capitalized Leases.

          "GUARANTIES" shall mean the guaranties of the Liabilities executed by the Guarantors in favor of the Agent and the Lenders, as such Guaranties may be amended, supplemented or otherwise modified from time to time.

          "GUARANTOR" shall mean each of Lexicon Music, Inc., JustMike Music, Inc., Peg Publishing, Inc. and Royce Publishing, Inc. and "GUARANTORS" shall mean all such Persons collectively.

          "HAZARDOUS MATERIAL" shall mean: (a) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.A. Section 9601(14), as amended by the Superfund Amendments and Reauthorization Act ("SARA"), and including any judicial interpretations thereof; (b) any "pollutant or contaminant" as defined in 42 U.S.C.A. Section 9601(33); (c) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (d) any petroleum, including crude oil and any fraction thereof; (e) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel; (f) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (g) any asbestos, polychlorinated biphenyl (PCB), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (h) any other substance, regardless of physical form, that is subject to any past, present or future

     Federal, state or local governmental statute, rule or regulation relating to the protection of human health, plant life, animal life, natural resources, property or the reasonable enjoyment of life or property from the presence in the environment of any solid, liquid, gas, odor or any form of energy, from whatever source.

          "HOUSE OF BLUES VENTURE" shall mean that certain joint venture of Borrower with subsidiaries of HOB Entertainment, Inc. under a joint venture agreement dated August 26, 1996.

          "INDEBTEDNESS" of a Person means, without duplication, (a) indebtedness for borrowed money or for the deferred purchase price of property or services (other than deferred compensation to employees and trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), whether on open account or evidenced by a note, bond, debenture or similar instrument, (b) obligations under Capitalized Leases, (c) reimbursement obligations for letters of credit, banker's acceptances or other credit accommodations, whether drawn or undrawn, (d) liabilities, as determined by Agent, under any interest rate agreement, (e) Contingent Obligations and (f) Indebtedness secured by any Lien on any property of that Person, even if that Person has not assumed such Indebtedness.

          "INDEBTEDNESS TO BE REFINANCED" - see SECTION 12.1(h).

          "INSTRUMENT" shall mean any "instrument," as such term is defined in the Code, now owned or hereafter acquired, wherever located, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "INTANGIBLE ASSETS" shall mean licenses, franchises, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, computer software rights, goodwill and research and development expense or other intangibles shown on the balance sheet of Borrower and its Subsidiaries on a consolidated basis.

          "INTELLECTUAL PROPERTY" of a Person shall mean all of such Person's present and future designs, patents, patent rights and applications therefor, technology, trademarks and registrations or applications therefor, service marks, trade names, inventions, copyrights and all applications and registrations therefor, advertising matter, software or computer programs (to the extent of assignable rights without third party consent), license rights, trade secrets, methods, processes, logos, knowhow, drawings, specifications, descriptions and licenses with respect thereto, and all memoranda, notes, and records with respect to any research and development, whether now owned or hereafter acquired by such Person, and proceeds of all of the foregoing, including proceeds of insurance policies thereon.

          "INTELLECTUAL PROPERTY SECURITY AGREEMENTS" shall mean those certain Continuing Security Interests and Conditional Assignments of Patents, Trademarks, Copyrights and

     Licenses, dated as of the Closing Date, duly executed and delivered by Borrower and each Guarantor in favor of Agent with respect to Intellectual Property.

          "INTEREST COVERAGE RATIO" shall mean, for any period, the ratio for such period of (i) EBITDA to (ii) Interest Expense, all as determined for Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

          "INTEREST EXPENSE" shall mean, for any period, the gross interest expense accrued or paid by Borrower and its Subsidiaries on a consolidated basis during such period, determined in accordance with GAAP. For the purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by Borrower or any such Subsidiary with respect to interest rate protection agreements.

          "INTEREST PERIOD" shall mean with respect to any LIBOR Rate Loan, a period of one, three or six months commencing on a Business Day selected by a Borrower pursuant to this Agreement. Each such Interest Period shall end on (but exclude) the date which numerically corresponds to such date one, three or six months thereafter; PROVIDED, HOWEVER, that if there is no such numerically corresponding day in such next, third or sixth succeeding month, such Interest Period shall end on the first Business Day of the month next succeeding such next, third or sixth succeeding month. If any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day.

          "INVENTORY" of a Person shall mean all of the inventory of such Person of every kind and description, now or at any time hereafter owned by or in the custody or possession, actual or constructive, of such Person, wherever located, including all merchandise, raw materials, parts, supplies, work-in-process and finished goods intended for sale, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of such Person's custody or possession, including inventory on the premises of other Persons and items in transit, and including any goods reclaimed, returned or repossessed upon any Accounts, Documents, Instruments or Chattel Paper relating to or arising from the sale of inventory, and all substitutions and replacements therefor, and all additions and accessions thereto, and all ledgers, books of account, records, computer printouts, computer runs, microfilm, microfiche and other computer-prepared information relating to any of the foregoing, and any and all proceeds of any of the foregoing, including proceeds of insurance policies thereon.

          "INVENTORY SUBLIMIT" shall mean $8,000,000.

          "INVESTMENT PROPERTY" of a Person shall have the meaning ascribed thereto in Section 9-115 of the Code in those jurisdictions in which such definition has been adopted and shall include (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlement of such Person, including the rights of such Person to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts held by such Person; (iv) all commodity contracts held by such Person; and (v) all commodity accounts held by such Person.

          "IRC" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any replacements thereof.

          "ISSUING BANK" shall mean any bank or financial institution selected by Borrower (which may be a Lender) which is approved by Agent and which issues one or more Letters of Credit for the account of Borrower as to which Agent or the Lenders have issued an LC Guaranty.

          "ISSUING BANK FEES" - see SECTION 5.4.

          "LC EXPOSURE" shall mean, at any time, the sum of (a) the Cap Amount at such time less the amount of outstanding Letters of Credit included in Reimbursement Obligations for the purposes of clause (b) of this definition, PLUS (b) the then aggregate amount of outstanding Reimbursement Obligations..

          "LC GUARANTY" shall mean any document, instrument or agreement pursuant to which Agent or the Lenders request or apply for the issuance of Letter of Credit at Borrower's request or Agent or the Lenders assure an Issuing Bank of Borrower's payment or performance of some or all of its obligations in connection with such letter of credit (including without limitation any obligations of reimbursement), which term shall include (i) any reimbursement agreement or application entered into by Agent or the Lenders (whether with or without Borrower as a co-signer, joint or primary obligor or otherwise), or any guaranty entered into by Agent or the Lenders, and (ii) this Agreement if a Lender is the Issuing Bank.

          "LC GUARANTY REQUEST" - see SECTION 12.2(c).

          "LC LIABILITY" shall mean, as to each LC Guaranty, all liabilities of the Lenders with respect to each LC Guaranty or the transaction for which any Letter of Credit was issued, whether contingent or otherwise, including: (a) the amount available to be drawn or which may become available to be drawn on a Letter of Credit; (b) all amounts which have been paid or made available by the Issuing Bank or the Lenders to the extent not reimbursed by Borrower; and (c) all unpaid interest, fees and expenses with respect thereto.

          "LEASE OBLIGATIONS" shall mean, at any date, the rental commitments of Borrower under leases for real and/or personal property (including taxes, insurance, maintenance and similar expenses which Borrower is obligated to pay under the terms of said leases) on such date, whether or not such obligations are reflected as liabilities or commitments on a balance sheet of Borrower or in the notes thereto, excluding, however, Capitalized Lease Obligations.

          "LENDERS" shall mean, collectively, FSFP and all other financial institutions parties to this Agreement, together with their respective successors and permitted assigns pursuant to SECTION 15.1, and "LENDER" shall mean any of such Persons.

          "LENDER PARTY" - see SECTION 14.5.

          "LETTER OF CREDIT" shall mean a letter of credit issued by an Issuing Bank for the account of Borrower as to which Agent or the Lenders have issued an LC Guaranty.

          "LETTER OF CREDIT COMMITMENT" - see SECTION 2.1(b).

          "LIABILITIES" shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing or arising, or due or to become due: (i) all liabilities, obligations and indebtedness of Borrower and its successors and assigns to any one or more of Agent and the Lenders under or in connection with this Agreement, any Note, any Letter of Credit, any LC Guaranty or any of the other Related Documents and
     (ii) all other obligations of Borrower or its successors and assigns to any one or more of Agent and the Lenders in connection with the Related Transactions.

          "LIBOR INTEREST PAYMENT DATE" shall mean, with respect to any LIBOR Rate Loan, the fifteenth day of each month and the last day of each Interest Period applicable thereto, commencing with the first of such dates to occur after the making of such Loan.

          "LIBOR INTEREST RATE DETERMINATION DATE" shall mean each date of determining the LIBOR Rate with respect to an Interest Period which date shall be the first Business Day prior to the first day of the applicable Interest Period for any LIBOR Rate Loan.

          "LIBOR RATE" shall mean, for any Interest Period, an interest rate per annum obtained by dividing (i) the rate of interest published in THE WALL STREET JOURNAL on the LIBOR Interest Rate Determination Date in the column captioned "Money Rates" under the heading "London Interbank Offered Rates (LIBOR)," with respect to a time period equal to such Interest Period, by
     (ii) a percentage equal to 100% MINUS the LIBOR Reserve Percentage, if any, in effect on the applicable LIBOR Interest Rate Determination Date; PROVIDED, HOWEVER, that if such publication is not available or such rate is not set forth therein, the LIBOR Rate shall be determined on the basis of any other source determined by Agent in its reasonable discretion. The LIBOR Rate shall be adjusted to the nearest one-sixteenth percent (1/16%) or, if there is no nearest one-sixteenth percent (1/16%), to the next higher one-sixteenth percent (1/16%).

          "LIBOR RATE REVOLVING LOAN" OR "LIBOR RATE LOANS" shall mean that portion of a Revolving Loan which bears interest for a specific Interest Period based on the LIBOR Rate.

          "LIBOR RESERVE PERCENTAGE" shall mean, for any day, the aggregate of the rates (expressed as a decimal) of any reserve requirements current on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any successor thereto) as in effect from time to time dealing with reserve requirements prescribed for eurocurrency funding, including any reserve requirements with respect to "eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System.

          "LIBOR REVOLVING MARGIN" shall mean the per annum interest rate margin from time to time in effect and payable in addition to the LIBOR Rate applicable to the Revolving Loan, as determined by reference to SECTION 4.1.

          "LIEN" shall mean, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any security interest, mortgage, lien, pledge, encumbrance, charge, collateral assignment, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of security title, financing or similar statement or notice or arising as a matter of law, judicial process or otherwise.

          "LOAN ACCOUNT" - see SECTION 2.5.

          "LOANS" - see SECTION 2.1(a).

          "LOCKBOX" - see SECTION 6.2(a).

          "LOSS PROPERTY" - see SECTION 7.6.

          "LOSS PROCEEDS" - see SECTION 7.6.

          "MANAGER" shall mean First Source Financial, Inc., a Delaware corporation, and its successors and assigns, as manager of FSFP.

          "MASTER ACCOUNT" - see SECTION 6.2(a).

          "MASTER ACCOUNT BANK" shall mean each bank and other entity serving in the capacity of agent for Agent under the Bank Agency Agreement (including any successor Bank Agency Agreement). Initially Master Account Bank shall mean Harris Trust and Savings Bank.

          "MASTER ACCOUNT COLLECTED BALANCES" - see SECTION 7.2.

          "MASTER AGENT" - see SECTION 14.23.

          "MATERIAL ADVERSE EFFECT" shall mean (a) a material adverse effect on the financial condition, operations, assets, business or, in the reasonable judgment of Borrower, prospects of Borrower or of Borrower and its Subsidiaries taken as a whole or (b) a material impairment of the ability of Borrower or any Subsidiary to perform its obligations in connection with this Agreement or any of the Related Documents to which it is a party or of Agent or any Lender to enforce or collect any of the Liabilities.

          "MATERIAL CONTRACT" - see SECTION 10.6.

          "MATERIAL INTELLECTUAL PROPERTY RIGHT" - see SECTION 10.14.

          "MINIMUM FACILITY UTILIZATION" shall mean an amount equal to the greater of (a) sixty percent (60%) of the Revolving Commitments and (b) $20,000,000.

          "MINIMUM FACILITY UTILIZATION FEE" - see SECTION 5.7.

          "MONTHLY REPORT" shall have the meaning ascribed thereto in
     SECTION 11.1(m).

          "MULTIEMPLOYER PLAN" shall mean any "multiemployer plan" within the meaning of Section 3(37) or 4001(a)(3) of ERISA to which Borrower or a current or past member of its Controlled Group is making or has made contributions to or as to which Borrower or any current or past member of its Controlled Group otherwise has or could have any liability.

          "MUSIC CATALOG APPRAISED VALUE" shall mean the fair market value of Borrower's music catalog as determined by (a) that certain [APPRAISAL REPORT] prepared by Kagan Media Appraisal, Inc., dated July __, 1998, a copy of which has been provided to the Agent, or (b) any subsequent appraisals of Borrower's music catalog prepared from time to time at the request of the Agent by a Person satisfactory to the Agent which appraisals shall be in form and substance satisfactory to the Agent in its sole discretion.

          "NET INCOME" shall mean, for any period, net income or loss of Borrower and its Subsidiaries on a consolidated basis as it would appear on an income statement of Borrower and its Subsidiaries for such period prepared in accordance with GAAP.

          "NET WORTH" shall mean the net worth of Borrower and its Subsidiaries on a consolidated basis as it would appear on a consolidated balance sheet of Borrower prepared in accordance with GAAP.

          "NON-USE FEE" - See SECTION 5.2.

          "NOTE" and "NOTES" shall mean the Revolving Notes, or any of them.

          "NOTICE OF LIBOR ACTIVITY" - see SECTION 2.3(b).

          "OPERATING ACCOUNTS" - see SECTION 6.2(b).

          "ORGANIZATION DOCUMENTS" of a Person shall mean, as applicable, the articles of incorporation, articles of organization, operating agreement, bylaws, partnerships agreement and all other organization documents of such Person.

          "PBGC" shall mean Pension Benefit Guaranty Corporation, and any entity succeeding to any or all of its functions under ERISA.

          "PENSION PLAN" shall mean any "employee pension benefit plan", as such term is defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is (a) subject to Title IV of ERISA or subject to the minimum funding standards under Section 412 of the IRC or Section 302 of ERISA and (b) is or has been maintained by Borrower or a current or past member of its Controlled Group, or as to which Borrower or any member of its Controlled Group otherwise has or could have any liability.

          "PERMITTED LC" shall mean a Letter of Credit issued with Agent's prior written consent; PROVIDED, HOWEVER, that (a) each such Letter of Credit shall expire pursuant to its terms on or before the Revolving Loan Termination Date, (b) at no time shall Total Revolving and LC Exposure exceed the lesser of the amount of the Revolving Commitment in effect or the Borrowing Base at such time, (c) Borrower's reimbursement obligations with respect to each such Letter of Credit shall be secured by an LC Guaranty and (d) Agent and the respective Issuing Bank shall have agreed in writing that the Relevant Cap for such LC Guaranty shall be increased by an amount equal to the stated amount of such Letter of Credit.

          "PERMITTED LIENS" shall mean any of the following Liens: (a) Liens in favor of Agent granted pursuant to the Collateral Documents; (b) Liens
     (i) in connection with the acquisition of fixed assets after the date hereof and attaching only to the Property being acquired, if the Indebtedness secured thereby is incurred in connection with the acquisition and does not exceed eighty percent (80%) of the fair market value of such Property at the time of acquisition thereof, and (ii) Liens on property being leased pursuant to leases which are Capitalized Lease Obligations permitted under this Agreement, provided that the aggregate outstanding amount of all such Indebtedness and Capitalized Lease Obligations described in the preceding clauses (i) and (ii) does not at any time exceed $1,000,000; (c) Liens for current taxes or other governmental charges or levies which are not delinquent or are being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP;
     (d) mechanic's, worker's, materialmen's and other like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP; (e) Liens arising in the ordinary course of business for sums being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, or for sums not due, and in any case not involving any deposits or advances for borrowed money or the deferred purchase price of Property or services; (f) zoning ordinances, easements, licenses, reservations, covenants, conditions or restrictions on the use of real property which, in Agent's determination, are not violated by existing uses or improvements, do not in the aggregate interfere with the use of the related real property and do not adversely affect the marketability of the title to the related real property; (g) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits; (h) the Lien granted in favor of Polygram pursuant to the Polygram Distribution Agreement as in effect on the Closing Date on inventory from time to time in Polygram's possession, which inventory secures amounts due from Borrower under the Polygram Distribution Agreement; PROVIDED that under no circumstances shall such Lien encumber any other Property of Borrower or its Subsidiaries or secure any other obligations and (i) Liens shown on SCHEDULE 10.5.

          "PERMITTED PURCHASE MONEY DEBT" see SECTION 11.21.

          "PERSON" shall mean any natural person, corporation, firm, partnership, limited liability company, limited liability partnership, firm, trust, association, government, governmental agency, Employee Benefit Plan or other entity, whether acting in an individual, fiduciary or other capacity.

          "POLYGRAM DISTRIBUTION AGREEMENT" shall mean that certain Distribution Agreement dated as of May 14, 1993 by and between Borrower and Polygram Group Distribution, Inc., as amended from time to time.

          "PREPAYMENT PREMIUM" - see SECTION 2.8.

          "PRIME RATE" shall mean the highest "prime rate" of interest reported, from time to time, by THE WALL STREET JOURNAL; PROVIDED, HOWEVER, that in the event that THE WALL STREET JOURNAL ceases reporting a "prime rate"; PROVIDED, that in the event that the aforesaid index ceases to be published or to report rates of the aforesaid types, the "Prime Rate" shall be determined from a comparable index chosen Agent in good faith. The "Prime Rate" shall change effective on the date of the publication of any change in the applicable index by which such "Prime Rate" is determined.

          "PRIME RATE LOANS" shall mean Loans or the portion thereof which bear interest determined by reference to the Prime Rate.

          "PRIME RATE REVOLVING LOAN" shall mean a Revolving Loan which bears interest based on Prime Rate.

          "PRIME REVOLVING MARGIN" shall mean the per annum interest rate margin from time to time in effect and payable in addition to the Prime Rate applicable to the Revolving Loan, as determined by reference to Section 4.1.

          "PRO FORMA" - see SECTION 10.3(c).

          "PRO RATA SHARE" shall mean, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the amount of all of the Commitments.

          "PROPERTY" of a Person shall mean all types of real, personal or mixed property and all types of tangible or intangible property of such Person

          "REAL ESTATE" of a Person shall mean the real property, mineral rights, leasehold or other interests in real property together with any purchase options and other rights related to such leaseholds or other interests owned, leased, used or operated now or hereafter by such Person, all Fixtures and personal property used in conjunction therewith and such Person's rights to leases, rents and profits with respect thereto.

          "REIMBURSEMENT OBLIGATIONS" shall mean, at any time, the sum of
     (i) the aggregate undrawn amount of all Letters of Credit outstanding at such time, PLUS (ii) the aggregate amount of all drawings under Letters of Credit for which the Issuing Bank has not at such time been reimbursed (either by Borrower, Agent or the Lenders), PLUS (iii) the aggregate amount of all payments made by each Lender to the Issuing Bank with respect to such Lender's participation in Letters of Credit as provided in
     SECTION 2.12 hereof for which Borrower has not at such time reimbursed the Lenders, whether by way of a Revolving Loan or otherwise.

          "RELATED DOCUMENTS" shall mean, collectively, the Notes, this Agreement and the Collateral Documents, in each case as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof or thereof.

          "RELATED TRANSACTIONS" shall mean all transactions contemplated by this Agreement and the Related Documents, including, without limitation, the Loans and the granting by Borrower of Liens on the Collateral to secure the Liabilities.

          "REPORTABLE EVENT" shall have the meaning given to such term under
     Section 4043 of ERISA or the regulations issued thereunder.

          "REQUIRED LENDERS" shall mean (i) Lenders having sixty-six and two-thirds percent (66 2/3%) or more of the total Commitments then in effect or (ii) if the Revolving

     Commitment has been terminated, Lenders having in the aggregate sixty-six and two-thirds percent (66 2/3%) or more of the aggregate outstanding amount of the Loans.

          "REQUIREMENT OF LAW" for any Person shall mean the corporate charter and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its Property is subject.

          "RETURN CREDIT RESERVE" shall mean, at any date of determination, an amount equal to (a) the amount of Eligible Accounts, TIMES (b) twenty-nine percent (29%) or such other percentage as Agent may determine in its sole discretion based upon Borrower's prior twelve month return credit experience.

          "REVOLVING COMMITMENT" - see SECTION 2.1(a).

          "REVOLVING LOANS" - see SECTION 2.1(a).

          "REVOLVING LOAN TERMINATION DATE" - see SECTION 2.1(a).

          "REVOLVING NOTES" - see SECTION.

          "SECURITY AGREEMENT" - see SECTION 9.8.

          "SOLVENCY AFFIDAVIT" shall mean the Affidavit of Solvency, dated as of the Closing Date, executed and delivered by the chief financial officer of Borrower in favor of Lender.

          "SOLVENT" with respect to any Person on any date of determination, shall mean that (i) the fair saleable value of such Person's Property is in excess of the total amount of the present value of its Liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, liquidated or unliquidated, secured or unsecured, disputed or undisputed), (ii) such Person is able to pay its debts or obligations in the ordinary course as they mature, and
     (iii) such Person has capital sufficient to carry on its business as conducted and as proposed to be conducted. In computing the amount of contingent, unliquidated or disputed liabilities at any time, such liabilities will be computed at the amount which, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. "SOLVENCY" shall have a correlative meaning.

          "STOCK PLEDGE AGREEMENT" - See SECTION 9.8.

          "SUBORDINATED DEBT" shall mean any Indebtedness (x) the payment of which is subordinated to the payment of the Liabilities and (y) which is incurred pursuant to terms, conditions and documentation in form and substance satisfactory to the Required Lenders.

          "SUBSIDIARY" shall mean, with respect to any Person (herein referred to as the "parent"), any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors (or their equivalent under the laws of the jurisdiction of organization of such person) is, at the time any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by parent and one or more subsidiaries of the parent. Unless otherwise expressly provided or the context requires otherwise, all references herein to a "Subsidiary" shall mean a direct or indirect Subsidiary of Borrower.

          "TOTAL REVOLVING AND LC EXPOSURE" shall mean, at any time, the sum of
     (a) the LC Exposure, if any, at such time and (b) the then aggregate outstanding principal amount of all Revolving Loans.

          "UNAPPLIED INSURANCE OR CONDEMNATION PROCEEDS" - shall mean Loss Proceeds which Lender may apply against the Liabilities in accordance with
     SECTION 7.6.

          "UNMATURED EVENT OF DEFAULT" shall mean any event or condition which if it continues uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

          "WEEK" shall mean the time period commencing with the opening of business on a Tuesday and ending on the end of business the following Monday.

          "WELFARE PLAN" shall mean any "employee welfare benefit plan", as such term is defined in Section 3(1) of ERISA.

          "WORKING CAPITAL" shall mean, at any date, the excess of Current Assets over Current Liabilities as at said date.

          SECTION 1.2 ACCOUNTING AND FINANCIAL DETERMINATIONS. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement or the Related Documents, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Agreement or such Related Document, in accordance with GAAP; PROVIDED, HOWEVER, that if any change in generally accepted accounting principles from those applied in the preparation of the financial statements referred to in SECTION 10.3 hereof is occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), the initial announcement of which change is made after the Closing Date, results in a change in the method of calculation of financial covenants, standards or terms found in SECTIONS 1 or 11 hereof, the parties hereto agree to enter into good faith negotiations in order to amend such provisions so as to reflect such changes with the desired result that the criteria for evaluating Borrower's financial condition shall be the same after such changes as if such changes had not been made; and PROVIDED, FURTHER, that until such time as the parties hereto agree upon such amendments, such financial covenants, standards and terms shall be construed and calculated as though such change had not taken place. When used herein, the term "financial statement" shall include the notes and schedules thereto, if any. All other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided in
Article 9 of the Uniform Commercial Code of the State of Illinois (the "CODE") to the extent the same are used or defined therein. All determinations of the book value of Inventory contemplated hereby shall be at the lower of cost (on a first-in, first-out basis) or market.

          SECTION 1.3 CROSS REFERENCES; HEADINGS. The words "hereof", "herein" and "hereunder" and words of a similar import when used in this Agreement or in any of the Related Documents shall refer to this Agreement or such Related Document as a whole and not to any particular provision of this Agreement or such Related Document. Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition. The various headings in this Agreement and the Related Documents are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such Related Document or any provision hereof or thereof.

          SECTION 2 COMMITMENTS OF LENDERS; LOAN REQUESTS; REDUCTION OR TERMINATION OF THE COMMITMENTS; PREPAYMENTS; MAKING OF PAYMENTS; SETOFF.

          SECTION 2.1 COMMITMENTS. Subject to the terms and conditions of this Agreement, each Lender agrees to, severally on its own behalf and not jointly with any other Lender:

          (a) REVOLVING COMMITMENT. Make loans to Borrower (each such loan is herein called a "REVOLVING LOAN" or "LOAN" and all such loans are herein collectively called the "REVOLVING LOANS" or "LOANS") on a revolving basis from time to time before July 31, 2003 or such later date as may be established pursuant to SECTION 2.2 (herein called the "REVOLVING LOAN TERMINATION DATE") in such amounts as Borrower from time to time may request up to the amount set forth opposite such Lender's name in SCHEDULE I under the heading "Revolving Commitment" (the foregoing commitment of the Lenders, as it may be reduced in accordance with the terms hereof from time to time, is herein called the "REVOLVING COMMITMENT"), less all reductions in the amount of the Revolving Commitment pursuant to SECTION 2.6 of this Agreement; PROVIDED, HOWEVER, that the Lenders shall not be required to make any Revolving Loan if, after giving effect to such Revolving Loan, Total Revolving and LC Exposure would exceed the lesser of (i) the amount of the Revolving Commitment then in effect or (ii) the Borrowing Base at such time. Agent reserves the right in its reasonable business judgment with respect to the Borrowing Base to
(x) adjust any eligibility criteria or establish new eligibility criteria, (y) modify the advance rates against Eligible Accounts and Eligible Inventory and
(z) establish reserves against Borrowing Availability.  The provisions of
SECTION 2.8 shall not apply to any prepayment in full of the Liabilities made within ninety (90) days after Agent shall have imposed any such adjustment or revision of eligibility criteria, modification of advance rates or new reserves if the aggregate effect of any such action is to reduce the Borrowing Base in effect immediately prior to such actions by ten percent (10%) or more.

          (b) LETTER OF CREDIT COMMITMENT. To the extent of Borrowing Availability, upon the request of Borrower, Agent (on behalf of each Lender according to such Lender's Pro Rata Share) may issue LC Guaranties for the account of Borrower. Each Lender shall be deemed to have irrevocably and unconditionally purchased and received from Agent, without recourse, representation or warranty, an individual participation interest equal to its Pro Rata Share of the amount of such LC Guaranty and each draw paid by the Issuing Bank under the Letter of Credit issued in connection therewith. Each Lender's obligation to pay its Pro Rata Share of all draws under the Letters of Credit issued in connection with each LC Guaranty shall be absolute, unconditional and irrevocable and in each case shall be made without counterclaim or set-off by such Lender and shall be made irrespective of whether a Unmatured Event of Default or Event of Default shall have occurred and be continuing at the time. The aggregate maximum amount of Letters of Credit subject to LC Guaranties shall not at any time exceed $2,000,000. The foregoing commitment of the Lenders is herein called the "LETTER OF CREDIT COMMITMENT."

          SECTION 2.2 REVOLVING LOAN TERMINATION DATE. This Agreement shall be effective from the Closing Date until the Revolving Loan Termination Date; PROVIDED that all of the Lenders' and Agent's rights and remedies under this Agreement shall survive such termination until all of the Liabilities have been finally paid in full in cash. In addition, this Agreement may be terminated as set forth in SECTION 13.2. Upon the effective date of termination, all of the Liabilities shall become immediately due and payable without notice or demand notwithstanding any terms contained herein or in any Note to the contrary. Notwithstanding any termination of this Agreement, until (i) all of the Liabilities except unmatured contingent Liabilities (other than those Liabilities described in clauses (ii) and (iii) below) for which no claim has been asserted shall have been paid in full in cash, (ii) each LC Guaranty shall have been terminated and (iii) Borrower shall have provided to Agent security on terms satisfactory to the Required Lenders with respect to any pending or overtly threatened action against any Person which could result in a claim against Borrower by any Lender Party for indemnification under SECTION 14.5, Borrower shall remain bound by the terms of this Agreement and Agent shall be entitled to retain its Liens on the Collateral.

          SECTION 2.3    LOAN REQUESTS.

          (a) With respect to borrowings consisting of Prime Rate Loans, Borrower shall give notice to Agent of each proposed borrowing by 10:00 A.M. Chicago time on the proposed Funding Date. Prime Rate Loans made on any Funding Date shall be in an aggregate minimum amount of $100,000 and integral multiples of $50,000 in excess thereof.

          (b) With respect to borrowings consisting of LIBOR Rate Loans, Borrower shall give notice to Agent of each proposed borrowing by 10:00 A.M. Chicago time no later than three (3) Business Days and no more than five (5) Business Days prior to the proposed date of such borrowing. With respect to borrowings comprised of LIBOR Rate Loans, Borrower shall deliver to Agent written notice of each such proposed borrowing substantially in the form set forth in EXHIBIT 2.3(b) (each a "NOTICE OF LIBOR ACTIVITY") by 10:00 A.M. Chicago time at least three (3) Business Days prior to, but in any event no more than five (5) Business Days prior to, the proposed date of such borrowing.
LIBOR Rate Loans shall be in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess thereof (or in such other amount as Agent shall permit as shall be evidenced by the making of such LIBOR Rate Loan by the Lenders).

          (c) Each notice given pursuant to this SECTION 2.3 shall be irrevocable and Borrower shall be bound to make a borrowing in accordance therewith. Subject to receipt by Agent of the documents required under
SECTION 12 with respect to a borrowing and the satisfaction of all other conditions precedent to such borrowing set forth in this Agreement, on the requested Funding Date each Lender shall pay over its Pro Rata Share of such funds by wire transfer to the Operating Account (except that, with respect to the initial Loans, disbursement shall be according to instructions to be agreed upon by Agent and Borrower on or prior to the Closing Date). Such notice shall be in writing or by "Electronic Notice" and, if by Electronic Notice, shall be confirmed in writing on or before the fifteenth Business Day of the first calendar month following the date of such borrowing by delivery of a Borrowing Certificate to Lender. Each such notice shall specify the date, amount and type of borrowing. "ELECTRONIC NOTICE" shall mean notice sent via facsimile. No Lender Party shall incur any liability to Borrower in acting upon any Electronic Notice referred to above which such Lender Party believes in good faith to have been given by a duly authorized officer or other persons authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this SECTION 2.3 and, upon funding of any Loans by a Lender in accordance with this Agreement pursuant to any such Electronic Notice, Borrower shall have effected a Loan hereunder.

          (d) Except as provided in SECTION 2.3(e) (which provides for the settlement by Agent of Revolving Loans made, and payments thereon on a weekly basis at Agent's discretion to avoid daily settlements between Lenders), on or prior to 11:00 a.m. (Chicago time) on each Business Day on which it is asked to make an advance with respect to Loans, Agent shall advise each Lender by telephone or facsimile transmission of the requested Funding Date, the amount of such advance and the amount of such Lender's Pro Rata Share thereof. Each Lender shall pay to Agent the amount of such Lender's Pro Rata Share of such advance prior to 11:00 a.m. (Chicago time) on the proposed Funding Date. Except as provided in SECTION 2.3(e) and provided that each Lender has made all payments required to be made by it hereunder, on or prior to 11:00 a.m. (Chicago time) on the next Business Day after receipt by Agent of any payments of principal with respect to the Loans and interest, fees and other amounts with respect to the Liabilities (the "DAILY SETTLEMENT DATE"), Agent shall pay to each Lender the amount of such Lender's Pro Rata Share of such payments. If any payment from any Lender to Agent or from Agent to any Lender is not, in fact, made by the party from whom payment is due, the other party shall be entitled to recover such corresponding amount on demand (which demand shall be promptly made) together with interest thereon at the Federal

Funds Rate, for each day from the Funding Date or Daily Settlement Date on which such amount was due until such amount is paid.

          (e) Agent on behalf of the Lenders may (but shall not be obligated to) make Revolving Loans and receive and retain payments on the Revolving Loans in accordance with this SECTION 2.3(e) without notice to, or settlement with, the Lenders; PROVIDED, Agent shall settle the amount of the Revolving Loans with the Lenders at least once a week as follows:

     The amount of each Lender's Pro Rata Share of outstanding Revolving Loans shall be computed weekly (or more frequently in Agent's discretion) and shall be adjusted upward or downward on the basis of the amount of outstanding Revolving Loans as of 3:00 P.M. Chicago time on the last Business Day of the period specified by Agent (such date being referred to as the "SETTLEMENT DATE"). Agent shall deliver to each of the Lenders promptly after any Settlement Date a summary statement of the amount of outstanding Revolving Loans for such period. The Lenders shall transfer to Agent, or, subject to SECTION 12.6(c), Agent shall transfer to the Lenders, such amounts as are necessary so that (after giving effect to all such transfers) the amount of the Revolving Loans made by each Lender shall be equal to such Lender's Pro Rata Share of the aggregate amount of the Revolving Loans outstanding as of such Settlement Date. If the summary statement is received by the Lenders prior to 10:00 A.M. Chicago time on any Business Day, each Lender shall make the transfers described above in immediately available funds no later than 12:00 noon Chicago time on the day such summary statement was received; and if such summary statement is received by the Lenders after 10:00 A.M. Chicago time on such day, each Lender shall make such transfers no later than 12:00 noon Chicago time on the next succeeding Business Day. The obligation of each of the Lenders to transfer such funds shall be irrevocable and unconditional and without recourse to or warranty by Agent. Each of Agent and the Lenders agree to mark their respective books and records on the Settlement Date to show at all times the dollar amount of their respective Pro Rata Shares of the outstanding Revolving Loans. To the extent that the settlement described above shall not yet have occurred, upon repayment of any part of the Revolving Loans by any Borrower, Agent may first apply such amounts repaid directly to the amounts made available by Agent pursuant to this
     SECTION 2.3(e).

Because Agent on behalf of the Lenders may be advancing and/or may be repaid all or a portion of the Revolving Loans prior to the time when the Lenders will actually advance and/or be repaid all or a portion of Revolving Loans, interest with respect to the Revolving Loans shall be allocated by Agent to each Lender and Agent in accordance with the amount of the Revolving Loans actually advanced by and repaid to each Lender and Agent and shall accrue from and including the date such Revolving Loans are so advanced to but excluding the date such Revolving Loans are either repaid by any Borrower in accordance with SECTION 7.3 or actually settled by the applicable Lender as described in this SECTION 2.3(e).

          SECTION 2.4 CERTAIN WAIVERS. Borrower waives notice of the creation of any of the Liabilities and all other notices whatsoever to Borrower with respect to the Liabilities except notices required under SECTION 13.1.

          SECTION 2.5 LOAN ACCOUNT. Agent shall maintain a loan account ("LOAN ACCOUNT") on its books in which shall be recorded (i) all Loans and advances made to Borrower pursuant to this Agreement, (ii) the issuance of all LC Guaranties, (iii) all payments made by Borrower on all Loans and (iv) all other appropriate debits and credits as provided in this Agreement including all fees, charges, expenses and interest. The failure so to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of Borrower hereunder or under the Notes to repay the principal amount of all Loans together with all interest accruing thereon. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. Borrower shall pay the Liabilities reflected as owing by it under the Loan Account and all other Liabilities hereunder as such amounts become due or are declared due pursuant to the terms of this Agreement. So long as an Unmatured Event of Default or an Event of Default shall have occurred and be continuing, Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent or any Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that each Lender shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times hereafter against the Liabilities in such manner as such Lender may deem advisable notwithstanding any previous entry by Agent upon the Loan Account or by Agent or such Lender on any other books and records.

          SECTION 2.6 VOLUNTARY PREPAYMENT OF REVOLVING LOANS; VOLUNTARY REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT. Borrower may voluntarily from time to time on at least five Business Days' prior written irrevocable notice to the Lenders permanently reduce the Revolving Commitment in whole or in part. If in part, any such reduction to be in an aggregate amount of at least $2,500,000 and an integral multiple of $500,000; PROVIDED, that concurrently with such reduction Borrower pay the Prepayment Premium required by SECTION 2.8 of this Agreement. Each such payment shall be accompanied by accrued interest on such principal amount, amounts payable under SECTION 4.4(f), if any, and, with respect to reductions as a result of any prepayment described in
SECTION 2.8, the Prepayment Premium required under such Section.

          SECTION 2.7    MANDATORY PREPAYMENTS ON REVOLVING LOANS.

          (a) Concurrently with each reduction (including any termination) of the Revolving Commitment (whether pursuant to SECTION 2.6 or otherwise), Borrower shall make a mandatory prepayment of Revolving Loans outstanding in the amount, if any, by which (i) the Total Revolving and LC Exposure exceeds (ii) the then reduced amount of the Revolving Commitment. In addition, if at any time (i) the Total Revolving and LC Exposure shall exceed (ii) the Borrowing Base, Borrower shall make a mandatory prepayment of the Revolving Loans in the aggregate amount of such excess. Each such payment shall be accompanied by accrued interest on such principal amount, and amounts payable under
SECTION 4.4(f), if any.

          (b) If at any time after the making of a deemed Revolving Loan pursuant to the first sentence of SECTION 7.5(b), the Total Revolving and LC Exposure exceeds the lesser of (i) the Revolving Commitment, or (ii) the Borrowing Base, then Borrower immediately shall make a mandatory prepayment of Revolving Loans outstanding in the aggregate amount of such excess and each such payment shall be accompanied by accrued interest on such principal amount and amounts payable under SECTION 4.4(f), if any.

          SECTION 2.8 PREPAYMENT PREMIUM. Subject to SECTION 2.1(a), each reduction of the Revolving Commitment pursuant to SECTION 2.6, shall be accompanied in each case by a prepayment premium ("PREPAYMENT PREMIUM") paid to Agent for the benefit of the Lenders in an amount equal to: (a) if such Commitment reduction is made at any time during the period from and including the Closing Date to and including the first anniversary of the Closing Date, 1.0% of such Commitment reduction; and (b) if such Commitment reduction is made at any time during the period from and after the first anniversary of the Closing Date through and including the third anniversary of the Closing Date, 0.5% of such Commitment reduction; PROVIDED, HOWEVER, that no Prepayment Premium shall be payable on any Commitment Reduction made by Borrower pursuant to
SECTION 2.6 to the extent such reduction was made to maintain Minimum Facility Utilization.

          SECTION 2.9 MAKING OF PAYMENTS. All payments of principal of, or interest on, the Notes and of all fees and other Liabilities shall be made by Borrower to Agent in immediately available Dollars. All such payments shall be made to Agent's Account No. 2358874 at LaSalle National Bank, ABA #071000505 (or such other account as Agent may from time to time specify), not later than 11:30 A.M. Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by Agent on the next following Business Day. Anything in this Agreement to the contrary notwithstanding, under no circumstances shall receipt by Master Account Bank of funds of Borrower into the Master Account or the holding of funds therein constitute repayment of Loans, or entitle Borrower to interest thereon.

          SECTION 2.10 DUE DATE EXTENSION. If any payment of principal, interest or fees with respect to any of the Loans falls due on a Saturday, Sunday or other day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional interest and fees shall accrue and be payable for the period of such extension.

          SECTION 2.11 SET OFF AND SHARING OF PAYMENTS. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, at any time (i) any payment or amount owing by Borrower under or in connection with this Agreement or the Related Documents is then due to any one or more of Agent and the Lenders or any such holder of a Note, and (ii) upon the occurrence and during the continuance of any Event of Default, Agent, each Lender, Master Account Bank (as agent of Agent and each Lender), and each holder of any Note is hereby authorized by Borrower at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower (regardless of whether such balances are then due to Borrower) and any other property at any time held or owing by Agent, that Lender, Master Account Bank (as agent of Agent and each Lender) or that holder to or for the credit or for the account of Borrower against and on account of any of the Liabilities which are not paid when due; PROVIDED that no Agent or Lender shall exercise any such right without giving prior written notice to Agent. Any Lender or holder of any Note having a right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the Liabilities, purchase for cash (and the other Lenders or holders shall sell) participations in each such other Lender's or holder's Pro Rata Share of the Liabilities as would be necessary to cause such Lender to share such excess with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Liabilities and may sell participations in such excess to other Lenders and holders and (b) any Lender or holder so purchasing a participation in the Loans made or other Liabilities held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of Loans and other Liabilities in the amount of such participation.

          SECTION 2.12   CERTAIN MATTERS RELATING TO LETTERS OF CREDIT.

          2.12.1 ISSUANCE OF LETTERS OF CREDIT. Agent and the Lenders shall not be obligated to issue an LC Guaranty or cause an Issuing Bank to issue any Letter of Credit for the account of Borrower if at the time of such requested issuance:

               (a) The face amount of such requested Letter of Credit, when added to the Reimbursement Obligations then outstanding,
          (i) would cause LC Exposure to exceed $2,000,000, (ii) when added to the aggregate outstanding principal amount of Revolving Loans and all Reimbursement Obligations then outstanding would cause Total Revolving and LC Exposure to exceed the Borrowing Base then in effect, or (iii) when added to the aggregate outstanding principal amount of Revolving Loans and all Reimbursement Obligations then outstanding, would cause Total Revolving and LC Exposure to exceed the Revolving Commitment; or

               (b) Any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Bank from issuing such Letter of Credit or Agent or the Lenders from issuing an LC Guaranty or any Requirement of Law applicable to Agent, any Lender or the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over Agent, any Lender or the Issuing Bank shall prohibit, or request that Agent or the Issuing Bank refrain from, the issuance of guaranties or letters of credit generally or such Letter of Credit or LC Guaranty in particular or shall impose upon Agent, any Lender or the Issuing Bank with respect to such Letter of Credit or LC Guaranty any restriction or reserve or capital requirement (for which Agent or such Lender or the Issuing Bank is not otherwise compensated) not in effect as of the date of this Agreement, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to Agent, the Lenders or the Issuing Bank as of the Closing Date; or

               (c) A default of any Lender's obligations to fund exists, unless Agent and the Issuing Bank have entered into satisfactory arrangements with Borrower to eliminate Agent's and the Issuing Bank's risk with respect to such Lender, including cash collateralization of such Lender's Pro Rata Share of the Reimbursement Obligations; or

               (d) Any of the conditions set forth in SECTION 12 shall not be satisfied.

          2.12.2 TERMS OF LETTERS OF CREDIT. The Letters of Credit shall be in a form satisfactory to the Issuing Bank and the Lenders. At the time of issuance, the amount and the terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to approval by Agent and Borrower. In no event may the term of any standby Letter of Credit issued hereunder exceed 360 days nor the term of any documentary Letter of Credit exceed 120 days, and all Letters of Credit issued hereunder shall expire no later than the date that is five (5) Business Days prior to the Revolving Loan Termination Date. No Letter of Credit shall contain an automatic renewal provision. In addition to all other terms and conditions set forth in this Agreement, the issuance by Agent of any LC Guaranty shall be subject to the conditions precedent that the Issuing Bank be satisfactory to Agent and that the Letter of Credit for which Borrower requests a LC Guaranty be in such form, contain such terms and support such transactions as are reasonably satisfactory to Agent. Borrower shall comply with all such terms and conditions imposed by any Issuing Bank or by Agent with respect to the issuance of any Letter of Credit, whether such terms and conditions are imposed in the application for such Letter of Credit, the LC Guaranty with respect to such Letter of Credit or otherwise.

          2.12.3 LENDERS' PARTICIPATION. Immediately upon issuance or amendment by Agent of any LC Guaranty in accordance with the procedures set forth in this Agreement, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from Agent, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Pro Rata Share in the liability with respect to such LC Guaranty and the related Letter of Credit (including, without limitation, all obligations of Borrower with respect thereto to Agent, other than amounts owing to the Issuing Bank consisting of Issuing Bank Fees) and any security therefor or guaranty pertaining thereto.

          2.12.4 NOTICE OF ISSUANCE. Whenever Borrower desires the issuance of a Letter of Credit, Borrower shall deliver to Agent a written notice no later than 1:00 P.M. Chicago time at least five (5) Business Days in advance of the proposed date of issuance of any Letter of Credit, which written notice shall be in such form as may be required from time to time by Agent (a "LETTER OF CREDIT REQUEST"). The transmittal by Borrower of each Letter of Credit Request shall be deemed to be a representation and warranty by Borrower that the Letter of Credit may be issued in accordance with and will not violate any of the requirements of SECTION 12. Prior to the date of issuance of each Letter of Credit, Borrower shall provide to Agent a precise description of the documents and the text of any certificate to be presented by the beneficiary of such Letter of Credit which if presented by such beneficiary on or prior to the expiration date of the Letter of Credit would require the Issuing Bank to make payment under the Letter of Credit. Agent, in its reasonable judgment, may require changes in any such documents and certificates. No Letter of Credit shall require payment against a conforming draft to be made thereunder prior to the second business day after the date on which such draft is presented, together with all documents and/or certificates required to be presented in connection therewith under the terms of the applicable Letter of Credit. A Letter of Credit Request may be given to Agent in writing or electronically and, if requested by Agent, with prompt confirmation in writing. Any electronic Letter of Credit Request shall be deemed to have been prepared by, or under the supervision of the chief financial officer of Borrower.

          2.12.5   PAYMENT OF AMOUNTS DRAWN UNDER LETTERS OF CREDIT.
     Borrower shall be irrevocably and unconditionally obligated forthwith without presentment, demand, protest or other formalities of any kind, to reimburse Agent, on behalf of the Lenders, for any amounts paid by the Lenders with respect to each LC Guaranty including all amounts paid by the Lenders upon any draw with respect to a Letter of Credit, any guaranty or reimbursement obligation paid by the Lenders to any Person upon any draw upon a Letter of Credit and all fees, costs and expenses paid by the Lenders to any Issuing Bank. All such reimbursement obligations shall be due and payable on demand. In the event of any drawing under any Letter of Credit by the beneficiary thereof, Borrower shall give notice to be received by Agent on the Business Day prior to the Business Day on which such drawing is payable if Borrower intends to reimburse the Issuing Bank for the amount of such drawing with funds other than the proceeds of Loans. Such notice from Borrower shall be irrevocable and, if given, Borrower shall reimburse the Issuing Bank not later than the close of business Chicago time on the day on which such drawing is honored in an amount in immediately available funds equal to the amount of such drawing. If Agent shall not have timely received such notice (i) Borrower shall be deemed to have timely requested the making of Revolving Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing and (ii) subject to satisfaction or waiver of the conditions specified in
     SECTION 12 hereof and the other terms and conditions of Revolving Loans contained herein, Agent shall notify the Lenders thereof, and the Lenders shall, on the date of such drawing, make Revolving Loans in the amount of their Pro Rata Share of such drawing, the proceeds of which shall be applied directly by Agent to reimburse the Issuing Bank for the amount of such drawing or payment. If for any reason, proceeds of such Loans are not received by Agent on such date in an amount equal to the amount of such drawing, Borrower shall be obligated to and shall reimburse Agent, on the business day (under the laws of the jurisdiction of the Issuing Bank) immediately following the date of such drawing, in an amount in immediately available funds equal to the excess of the amount of such drawing over the amount of such Loans, if any, which are so received, plus accrued interest on such amount at the rate set forth in SECTION 4.2 hereof. Each Lender acknowledges and agrees that its obligation to reimburse Agent pursuant to this SECTION 2.12.5 is absolute and unconditional and shall not be affected by any circumstance whatsoever including the occurrence or continuance of an Unmatured Event of Default or an Event of Default, and further acknowledges and agrees that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          2.12.6 PAYMENT BY LENDERS. In the event that Borrower does not reimburse Agent for the full amount of any drawing pursuant to
     SECTION 2.12.5, Agent shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein. Unless Agent shall have so elected, each Lender shall make available to Agent an amount equal to such Lender's respective participation in immediately available funds, not later than 1:00 P.M. Chicago time on the Business Day after the date notified by Agent. In addition, in the event that any Lender fails to make available to Agent the amount of any such Lender's participation in such LC Guaranty as provided in this SECTION 2.12.6, Agent may, but shall not be obligated to, fund the amount of such Lender's participation in such LC Guaranty and recover such amount on demand from such Lender. In the event that any Lender fails to make available to Agent the amount of such Lender's participation in such LC Guaranty as provided in this SECTION 2.12.6, and Agent does not elect to fund to the Issuing Bank such defaulting Lender's participation in such LC Guaranty as provided in the immediately preceding sentence, Agent shall be entitled to recover such amount on demand from such Lender together with interest at the Prime Rate. Agent shall distribute to each other Lender which has paid all amounts payable by it under this SECTION 2.12.6 with respect to any Letter of Credit such other Lender's Pro Rata Share of all payments subsequently received by Agent from Borrower in reimbursement of payments made by Agent under such Letter of Credit when such payments are received.

          2.12.7   ISSUING BANK.  As between Borrower, the Issuing Bank,
     Agent and each Lender, Borrower assumes all risks of the acts and omissions of the Issuing Bank, or misuse of the LC Guaranties or Letters of Credit by the respective beneficiaries of such LC Guaranties and Letters of Credit. In furtherance and not in limitation of the foregoing, neither Agent nor any of the Lenders shall be responsible (i) for the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under such LC Guaranties or Letters of Credit even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such LC Guaranty or Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) for failure of the beneficiary of any such Letter of Credit to strictly comply with conditions required in order to draw upon such Letter of Credit, (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopy or otherwise, whether or not they be in cipher, (v) for errors in interpretation of technical terms,
     (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing or request a payment under any such LC Guaranty or Letter of Credit, or of the proceeds thereof,
     (vii) for the misapplication by the beneficiary of any such LC Guaranty or Letter of Credit, of the proceeds of any drawing honored or payment under such LC Guaranty or Letter of Credit, and (viii) for any consequences arising from causes beyond the control of the Issuing Bank, Agent or the Lenders, except, in each case, as the result of the gross negligence or willful misconduct of the Issuing Bank. None of the above shall affect, impair, or prevent the vesting of any of the Agent's rights or powers hereunder. In furtherance and extension of, and not in limitation of, the specific provisions hereinabove set forth, Borrower hereby agrees that any action taken or omitted by Agent or any Lender or any Issuing Bank under or in connection with any LC Guaranty or Letter of Credit or any related certificates, or the Collateral relating thereto, if taken or omitted in good faith, shall be binding on Borrower and shall not impose any resulting liability on Agent or any Lender or relieve Borrower of any of its obligations hereunder to any such Person.

          2.12.8 OBLIGATIONS ABSOLUTE. The obligations of Borrower to reimburse Agent and the Lenders for payments made by the Lenders under the LC Guaranty or in connection with any Letter of Credit and the obligations of the Lenders under SECTION 2.12 hereof shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

               (a) any lack of validity or enforceability of any Letter of Credit;

               (b) the existence of any claim, set-off, defense or other right which Borrower or any Affiliate of Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit or LC Guaranty (or any Persons or entities for whom any such beneficiary or transferee may be acting), the Issuing Bank, Agent any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which such LC Guaranty was procured);

               (c) any draft, demand, certificate or any other documents presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (d) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Related Documents;

               (e) payment by the Issuing Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

               (f) failure of any drawing under a Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of any drawing;

               (g) any draft, demand, certificate or any other document presented under any LC Guaranty proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (h) payment by Agent or any Lender under any LC Guaranty against presentation of a demand, draft or certificate or other document which does not comply with the terms of such LC Guaranty; PROVIDED, that in the case of any payment by Agent or any Lender under such LC Guaranty, such Person has not acted with gross negligence or wilful misconduct as determined by a final judgment, not subject to review on appeal, of a court of competent jurisdiction in determining that the demand for payment under any LC Guaranty complies on its face with any applicable requirements for a demand for payment under such LC Guaranty;

               (i) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

               (j) the fact that an Unmatured Event of Default or an Event of Default shall have occurred and be continuing;

     PROVIDED, HOWEVER, that Borrower shall have no obligation to reimburse the Issuing Bank, and the Lenders shall have no obligation under SECTION 2.12 hereof, in the event of the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of such Letter of Credit.

          2.12.9 AGENT'S EXECUTION OF APPLICATIONS AND OTHER ISSUING BANK DOCUMENTATION; RELIANCE ON CREDIT AGREEMENT BY ISSUING BANK. Agent shall be authorized to execute, deliver and perform on behalf of the Lenders such LC Guaranties, letter of credit applications, shipping indemnities, letter of credit modifications and consents and other undertakings for the benefit of the Issuing Bank as may be reasonably necessary or appropriate in connection with the issuance or modification of Letters of Credit requested by Borrower hereunder.

          2.12.10 CASH COLLATERAL. Upon demand by Agent or the Required Lenders after the occurrence and during the continuance of any Event of Default, Borrower shall deposit with Agent for the benefit of the Lenders with respect to each Letter of Credit then outstanding, promptly upon such demand, cash or Cash Equivalents in an amount equal to 110% of the greatest amount for which such Letter of Credit may be drawn. Such deposit shall be held by Agent for the benefit of the Issuing Bank and the other Lenders as security for, and to provide for the payment of, outstanding Letters of Credit.

          2.12.11 INDEMNIFICATION. In addition to amounts payable as elsewhere provided herein and to the provisions of SECTION 14.5 hereof, Borrower hereby agrees to indemnify, exonerate and hold each Lender Party free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including attorneys' fees and disbursements), charges, liabilities and damages, and expenses in connection therewith (irrespective of whether such Person is a party to the action for which indemnification hereunder is sought) which such Lender Party incurs or is subject to as a consequence, directly or indirectly, of
     (i) the issuance of any LC Guaranty or Letter of Credit, other than as a result of the gross negligence or willful misconduct of such Person as determined by a court of competent jurisdiction, or (ii) the failure of any Lender or Agent to honor a demand under a Letter of Credit or LC Guaranty as a result of any act or omission relating to a Letter of Credit or LC Guaranty, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority. Borrower's unconditional obligations to Agent and the Lenders hereunder shall not be modified or diminished for any reason or in any manner whatsoever. Borrower agrees that any charges made to Agent or the Lenders for Borrower's account by any Issuing Bank shall be conclusive as between such Persons and Borrower and may be charged to the Loan Account. All obligations under this
     SECTION 2.12.11 shall survive termination of this Agreement.

          The Issuing Bank shall not be liable for any error, negligence, or mistake, whether omission or commission, in following Borrower's instructions or those contained in any Letter of Credit or of any modifications, amendments or supplements thereto or in issuing or paying any Letter of Credit, except for the Issuing Bank's gross negligence or wilful misconduct.

          SECTION 2.13 STATEMENTS. All Loans and advances to Borrower, and all other debits and credits provided for in this Agreement, shall be evidenced by entries made by Agent in the Loan Account and in Agent's books and records showing the date, amount and character for each such debit or credit. Until such time as Agent shall have rendered to Borrower written statements of account as provided herein, the balance in the Loan Account, as set forth on Agent's most recent printout or other written statement, shall be rebuttably presumptive evidence of the amounts due and owing to each Lender by Borrower; PROVIDED, that any failure to so record or any error in so recording shall not limit or otherwise affect Borrower's obligations to pay the Liabilities. Not more than twenty (20) days after the last day of each calendar month, Agent shall render to Borrower a statement setting forth the principal balance of the Loan Account and the calculation of interest and fees due thereon. Each such statement shall be subject to subsequent adjustment by Agent but shall, absent manifest errors or omissions, be presumed correct and binding upon Borrower, and shall constitute an account stated unless, within thirty (30) days after receipt of any statement from Agent, Borrower shall deliver to Agent in accordance with
SECTION 14.3 written objection thereto specifying the error or errors, if any, contained in such statement. In the absence of a written objection delivered to Agent as set forth in this SECTION 2.14, Agent's statement of the Loan Account shall be conclusive evidence of the amount of the Liabilities.


          SECTION 3      NOTES; RECORDKEEPING.

          The Revolving Loans of each Lender shall be evidenced, in part, by a promissory Note (herein, as such Note may be from time to time supplemented, extended or replaced, called the

"REVOLVING NOTE") substantially in the form set forth in EXHIBIT 3.1, with appropriate insertions, dated the date hereof, payable to the order of such Lender in the amount of such Lender's Pro Rata Share of the maximum principal amount of the initial amount of the Revolving Commitment.


          SECTION 4      INTEREST.

          SECTION 4.1    INTEREST RATES.   Subject to SECTION 4.3, Borrower
hereby promises to pay interest on the outstanding principal amount of each Loan for the period commencing on the date thereof until such Loan is paid in full, at a rate per annum determined by reference to the Prime Rate or the LIBOR Rate, respectively. The applicable basis for determining the rate of interest shall be selected by Borrower at the time a borrowing is requested pursuant to
SECTION 2.3 or at the time a Notice of LIBOR Activity is given pursuant to
SECTION 4.3, as the case may be. If on any day any portion of any Loan is outstanding with respect to which notice has not been given to Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest thereon, then for that day, such portion of such Loan shall be a Prime Rate Loan and shall bear interest at a rate determined by reference to the Prime Rate. Subject to SECTION 4.3, each Prime Rate Revolving Loan and LIBOR Rate Revolving Loan shall bear interest at a rate per annum determined as follows: (a) if it is a Prime Rate Revolving Loan, then at the sum of the Prime Rate in effect from time to time PLUS the Prime Revolver Margin; or (b) if it is a LIBOR Rate Revolving Loan, then at the sum of the LIBOR Rate for the applicable Interest Period PLUS the LIBOR Revolving Margin.

          The Prime Revolver Margin and LIBOR Revolving Margin will be .75% and 2.75% per annum, respectively, as of the Closing Date. In the event that (i) Borrower's EBITDA for the twelve (12) month period ending June 30, 1999 shall be not less than $12,431,000 as determined by Borrower's consolidated financial performance and (ii) no Default or Event of Default shall have occurred and be continuing, commencing with the first day of the first calendar month that occurs more than five (5) days after delivery of Borrowers' financial statements to the Agent for the second Fiscal Quarter of Fiscal Year 1999, the Prime Revolver Margin and the LIBOR Revolving Margin shall be permanently reduced to
 .50% and 2.50% per annum, respectively. Concurrently with the delivery of those financial statements, Borrower shall execute and deliver to the Agent and the Lenders a certificate setting forth in reasonable detail the basis for the change in the Applicable Margins.

          SECTION 4.2    DEFAULT INTEREST.

          (a) During any Default Interest Period, the unpaid principal amount of (i) all Loans shall bear interest at the rate per annum set forth in
SECTION 4.1 as to such Liabilities, and (ii) all other Liabilities shall bear interest at the rate per annum applicable to Prime Rate Revolving Loans in each case PLUS 2% per annum (the rate described in this CLAUSE (A) being herein called the "DEFAULT RATE").

          (b) For purposes of this SECTION 4.2, the term "DEFAULT INTEREST PERIOD" shall mean a period of time (i) if an Event of Default under
SECTION 13.1(a) or 13.1(e) occurs, commencing on the date on which such Event of Default occurs and ending on the date on which such Event of Default is waived, or (ii) if an Event of Default (other than under SECTION 13.1(a) or 13.1(e)) occurs, commencing on the date of written notice to Borrower from Agent of such occurrence and ending on the date such Event of Default is waived by the Required Lenders.

          SECTION 4.3    CONVERSION OR CONTINUATION.

          (a) Subject to the provisions of SECTION 4.4, Borrower shall have the option (i) to convert at any time all or any part of its outstanding Loans equal to $100,000 and integral multiples of $100,000 in excess of that amount (or in such other amount as Agent shall permit as shall be evidenced by the conversion of such Loan by Agent) from a Prime Rate Loan to a LIBOR Rate Loan for a specified Interest Period; (ii) to convert all or any part of its outstanding Loans equal to $100,000 and integral multiples of $100,000 in excess of that amount (or in such other amount as Agent shall permit as shall be evidenced by the conversion of such Loan by Agent) from LIBOR Rate Loans to Prime Rate Loans on the expiration date of any Interest Period applicable thereto; or (iii) upon the expiration of the Interest Period with respect to any LIBOR Rate Loans, to continue all or any portion of such Loans equal to $100,000 and integral multiples of $100,000 in excess of that amount (or in such other amount as Agent shall permit as shall be evidenced by the continuation of such Loan by Agent) as LIBOR Rate Loans for a specified Interest Period, and the succeeding Interest Period(s) of such continued Loans shall commence on the expiration date of the Interest Period applicable thereto; PROVIDED, HOWEVER, that, notwithstanding the foregoing, pursuant to SECTION 4.4(h), no outstanding Loan may be continued as, or be converted into, a LIBOR Rate Loan when any Event of Default or Unmatured Event of Default has occurred and is continuing.

          (b) In the event Borrower shall elect to convert or continue a Loan under SECTION 4.3(a), Borrower shall deliver to Agent a written Notice of LIBOR Activity which shall set forth the details of such proposed conversion or continuation, as the case may be, by 10:00 A.M., Chicago time three (3) Business Days prior to, but in any event not more than five (5) Business Days prior to, the proposed conversion/continuation date. Upon conversion or continuation by Agent in accordance with this Agreement pursuant to any Notice of LIBOR Activity, Borrower shall have effected the conversion/continuation of Loans hereunder.

          (c) The officers and employees of Borrower authorized to request a Loan on behalf of Borrower are also authorized to request a conversion/continuation on behalf of Borrower. Neither Agent nor any Lender shall incur any liability to Borrower in acting upon any notice referred to above which Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this SECTION 4.3.

          (d) Each Notice of LIBOR Activity shall be irrevocable and Borrower shall be bound to convert or continue in accordance therewith.

          SECTION 4.4 SPECIAL PROVISIONS GOVERNING LIBOR RATE LOANS. Notwithstanding anything to the contrary contained in this Agreement, the following provisions shall govern with respect to LIBOR Rate Loans as to the matters covered:

          (a) DETERMINATION OF INTEREST PERIOD. By giving notice as set forth in SECTIONS 2.3 or 4.3(b), as the case may be, Borrower shall, subject to the other provisions of this SECTION 4.4 specify whether the Interest Period applicable to any requested LIBOR Rate Loan shall be a one-month, three-month or six-month period; PROVIDED that until sixty (60) days after the Closing Date Borrower may only specify Interest Periods of one month. The determination of Interest Periods shall be further subject to the following provisions: (i) in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires; (ii) if any Interest Period would otherwise expire on a day which is not a Business Day, the Interest Period shall be extended to expire on the next succeeding Business Day; (iii) Borrower may not select an Interest Period for any Revolving Loan which terminates later than the Revolving Loan Termination Date then in effect; (iv) Borrower may not select an Interest Period with respect to any portion of principal of a Loan which extends beyond a date on which Borrower could reasonably be expected to be required to make a mandatory payment or prepayment of that portion of principal; (v) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (ii) above) end on the first Business Day following the last day of such calendar month; and (vi) there shall be no more than three (3) LIBOR Rate Loans in effect at any one time.

          (b) DETERMINATION OF INTEREST RATE. As soon as practicable on the LIBOR Interest Rate Determination Date, Agent shall determine (which determination shall, absent manifest error, be presumptively correct) the interest rate which shall apply to such Loans for such Interest Period and shall promptly give notice thereof (in writing or by telephone) to Borrower.

          (c) SUBSTITUTED RATE OF BORROWING. In the event that on any LIBOR Interest Rate Determination Date with respect to any Loans, Agent shall have determined (which determination shall be presumptively correct and binding upon all parties) that, by reason of any changes arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the LIBOR Rate on a basis consistent with the essential intent of the parties hereto, then, and in each such event, the right of Borrower to select the LIBOR Rate with respect to such Loans shall be suspended until Agent shall notify Borrower that the circumstances causing such suspension no longer exist, and such Loans shall be Prime Rate Loans.

          (d) ILLEGALITY. Notwithstanding anything to the contrary contained in this Agreement, in the event that on any date any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its LIBOR Rate Loans violates any applicable law, treaty, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, and in any such event, such Lender shall promptly give notice (by telephone confirmed in writing) to Borrower of that determination. Subject to the prior withdrawal of a Notice of LIBOR Activity or prepayment of the LIBOR Rate Loans of the Lenders as contemplated by the following SECTION 4.4(e), the obligation of the Lenders to make or maintain its LIBOR Rate Loans during any such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law, and Borrower shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this SECTION 4.4(d) is made or, earlier, when required by law, repay the LIBOR Rate Loans of the Lenders, together with all interest accrued thereon and amounts payable under SECTION 4.4(f).

          (e) OPTIONS OF BORROWER. In lieu of prepaying the Lenders as required by SECTION 4.4(d) above, Borrower may, by giving notice (by telephone confirmed immediately by telecopy) to Agent and subject to the other terms of this Agreement, request the Lenders to make the LIBOR Rate Loan then being requested as a Prime Rate Loan or to continue to maintain its outstanding Prime Rate Loan then the subject of a Notice of LIBOR Activity as a Prime Rate Loan or to convert its LIBOR Rate Loans then outstanding that are so affected into Prime Rate Loans at the end of the then current Interest Period (or at such earlier time as prepayment is otherwise required) in the manner contemplated by
SECTION 4.4 but without satisfying the advance notice requirements therein.

          (f) COMPENSATION. In addition to (but without duplication of) such amounts as are required to be paid by Borrower pursuant to SECTIONS 4.1, 4.2, 8.1, 8.2, 8.3 and 8.4, Borrower shall compensate each Lender for all losses, costs, expenses and liabilities and all customary administrative charges and fees, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender's LIBOR Rate Loans to Borrower and all customary administrative charges and fees, which such Lender may sustain (i) if for any reason a borrowing of any LIBOR Rate Loan does not occur on a date specified therefor in a Notice of LIBOR Activity, or if a successive Interest Period does not commence after notice therefor is given pursuant to
SECTION 4.3(b), (ii) if any voluntary or mandatory prepayment of any LIBOR Rate Loan occurs for any reason on a date which is not the last day of an Interest Period, (iii) as a consequence of any required conversion of a LIBOR Rate Loan to a Prime Rate Loan as a result of any of the events indicated in SECTIONS 4.4(d) or 4.4(e), or (iv) as a consequence of any other default by Borrower to repay any LIBOR Rate Loan when required by the terms of this Agreement. In addition, Borrower shall pay the Lenders their customary administrative charges and fees incurred in connection with any of the foregoing.

          (g) MANNER OF FUNDING OF LIBOR RATE LOANS. Each Lender shall be entitled to fund and maintain its funding of all or any part of any LIBOR Rate Loan requested by Borrower hereunder in any manner it sees fit, it being understood and agreed, however, that for the purposes of this Agreement, all determinations hereunder shall be made as if such Lender had actually funded and maintained each LIBOR Rate Loan during each Interest Period for such Loan through the purchase of deposits in the London interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

          (h) LIBOR RATE LOANS AFTER DEFAULT. Unless the Required Lenders shall otherwise agree in writing, after occurrence and during the continuance of an Unmatured Event of Default or an Event of Default, Borrower may not elect to have a Loan be made or continued as, or converted to, a LIBOR Rate Loan after the expiration of any Interest Period then in effect for that Loan.

          SECTION 4.5 INTEREST PAYMENT DATES. Accrued interest on each Prime Rate Loan shall be payable in arrears on the fifteenth day of each month, and at maturity, commencing with August 15, 1998. Accrued interest on each LIBOR Rate Loan shall be payable in arrears on each LIBOR Interest Payment Date applicable to such Loan and, in any event, at maturity. After maturity (whether by acceleration or otherwise), accrued interest on all Loans shall be payable on demand.

          SECTION 4.6 SETTING OF RATES. Interest rates hereunder shall be calculated from time to time by Agent and each such calculation of an interest rate shall be conclusive and binding on Borrower in the absence of demonstrable error.

          SECTION 4.7 COMPUTATION OF INTEREST. Interest on each Loan shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment of the Loan or the expiration date of an Interest Period, as the case may be, shall be excluded; PROVIDED, HOWEVER, that if a Loan is repaid on the same day on which it is made, one day's interest shall in any event be paid on that Loan. The interest rate applicable to each Prime Rate Loan shall change simultaneously with each change in the Prime Rate.

          SECTION 5      FEES.

          SECTION 5.1 COMPUTATION OF FEES. All fees shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

          SECTION 5.2 NON-USE FEES. Borrower shall pay to Agent for the benefit of each Lender, on a quarterly basis, a non-use fee (the "NON-USE FEE") for the period from and including the date hereof to but excluding the Revolving Loan Termination Date (or such earlier date on which the Revolving Loan Commitment shall be terminated pursuant to SECTION 2.6 or 13.2 hereof) of one-half of one percent (0.5%) per annum on the excess of (i) the daily average of such Lender's Pro Rata Share of the then applicable Revolving Commitment OVER
(ii) the daily average of the aggregate principal amount of the Total Revolving and LC Exposure. Such Non-Use Fees shall be payable in arrears on the fifteenth day of each January, April, July and October (commencing on October 15, 1998) and on the Revolving Loan Termination Date (or such earlier date on which the Revolving Loan Commitment shall terminate) for any period then ending for which such Non-Use Fees shall not have been theretofore paid.

          SECTION 5.3 CLOSING FEE. On the date of the initial Loan, Borrower shall pay to Agent a non-refundable closing fee as set forth in the Fee Letter.

          SECTION 5.4 LETTER OF CREDIT FEES. (a) Borrower shall pay to Agent for the benefit of the Lenders a fee (the "LETTER OF CREDIT FEE") for the period from and including the first date on which any Permitted LC is outstanding to but excluding the Revolving Loan Termination Date (or such earlier date on which all of the LC Guaranties shall no longer be of any force or effect and the originals thereof are returned by the appropriate Issuing Bank to the Lenders and the applicable Issuing Bank shall have acknowledged in writing that the Lenders shall have no further obligations thereunder) in an amount equal to the LIBOR Revolving Margin per annum on the daily average of the LC Exposure. Such fees shall be payable in arrears on the fifteenth day of each January, April, July and October (commencing on October 15, 1998) and on the date on which all of the LC Guaranties shall no longer be of any force or effect.

          (b) Agent shall also be entitled to charge to the account of Borrower as and when incurred by Agent or any Lender, any charges, fees, costs and expenses charged to Agent or any Lender for Borrower's account by any Issuing Bank (other than any fees charged to Agent or any Lender which would be duplicative of the Letter of Credit Fee paid to Agent for the benefit of the Lenders) (the "ISSUING BANK FEES") in connection with the issuance of any Letters of Credit by the Issuing Bank. In addition, Borrower agrees to pay to the Issuing Bank or the Issuing Bank's customary issuing, administrative and negotiating fees and Agent shall pay the charges owing to such Issuing Bank upon receipt of such amounts from Borrower.

          SECTION 5.5 AUDIT FEES. Borrower shall pay to Agent a collateral audit fee (the "AUDIT FEE") in an amount equal to Agent's reasonable out-of-pocket costs per audit for each field audit conducted by Agent or its agents pursuant to SECTION 11.3; PROVIDED that so long as no Unmatured Event of Default or Event of Default shall have occurred and be continuing, Borrower shall not be liable for reimbursing Agent for the costs and expenses of more than three (3) field audits in any Fiscal Year.

          SECTION 5.6 APPRAISAL FEES. Borrower shall pay to Agent all appraisal costs and expenses related to the following appraisals of Borrower's music catalog prepared after the Closing Date at the request of the Agent: (i) any appraisals conducted during the occurrence and continuance of a Default or Event of Default, and (ii) in addition to any appraisal referenced in clause (i) above, one appraisal conducted after the second anniversary of the Closing Date.

          SECTION 5.7 MINIMUM FACILITY UTILIZATION FEE. Borrower shall pay to Agent for the benefit of each Lender a fee (the "Minimum Facility Utilization Fee") for each Fiscal Quarter equal to the LIBOR Revolving Margin per annum on the excess of (i) the daily average of the Minimum Facility Utilization for such Fiscal Quarter OVER (ii) the daily average of the aggregate principal amount of the Total Revolving and LC Exposure for such Fiscal Quarter. Such Minimum Facility Utilization Fees shall be payable in arrears on the fifteenth day of each January, April, July and October (commencing on October 15, 1998) and on the Revolving Loan Termination Date (or such earlier date on which the Revolving Loan Commitment shall terminate) for any period then ending for which such Minimum Facility Utilization Fees shall not have been theretofore paid.


          SECTION 6 ACCOUNT AGREEMENTS; ACCOUNTS; LIST OF ACCOUNTS AND ACCOUNT STATEMENTS.

          SECTION 6.1 ACCOUNT AGREEMENTS. Prior to the date of the initial Loan, Borrower, Master Account Bank and such other Persons as are designated by Agent shall enter into a Bank Agency Agreement (herein, as the same may be amended, modified or supplemented from time to time, called the "BANK AGENCY AGREEMENT"). Pursuant to the Collateral Documents, including the Bank Agency Agreement, Borrower shall grant to Agent a continuing first priority lien upon, and security interest in, the Master Account and the Operating Account, each described below (the Master Account and the Operating Account are collectively referred to herein as the "BANK ACCOUNTS"), all funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited or held to or in the Lockbox or the Bank Accounts (whether for collection, provisionally or otherwise), and all other Property of Borrower from time to time in the possession or under the control of, or in transit to, Agent, any Lender, Master Account Bank or any agent, bailee or custodian therefor, and all proceeds of all of the foregoing. The Bank Agency Agreement shall specify that throughout the term of this Agreement, Master Account Bank, to the extent any such Person is a party to the Bank Agency Agreement, (i) shall be pledgee-in-possession (for the benefit of the Lenders) of the Bank Accounts described therein, all Cash Instruments of Borrower held by Master Account Bank, and all such funds, items, instruments, investments, securities, other things of value, Property and proceeds, (ii) shall take such action as shall be specified in written notice from Agent to enable Agent to exercise its rights with respect to such lien and security interest, (iii) shall be entitled to exercise all and any rights which Agent or any Lender may have under this Agreement and the Related Documents or applicable law with respect to the Bank Accounts described therein and such other Property and (iv) shall provide Agent with copies of all statements relating to the Bank Accounts provided by Master Account Bank to Borrower. Notwithstanding any provision of this SECTION 6.1, Agent and the Lenders shall have no obligation to reconcile or verify, at any time or for any purpose, any balance in any Account or any other account maintained by Master Account Bank as agent for Agent and the Lenders.

          SECTION 6.2    BANK ACCOUNTS.

          (a)  MASTER ACCOUNT AND LOCKBOX.   Agent shall maintain at Master
Account Bank the account identified as the "Master Account" in the Bank Agency Agreement (herein called the "MASTER ACCOUNT") and Borrower shall maintain a lockbox with Master Account Bank (herein called the "LOCKBOX"). Except as provided in the Bank Agency Agreement, the Master Account and the Lockbox shall be under the sole dominion and control of Agent, and Borrower shall not have any right of withdrawal therefrom.

          (b) OPERATING ACCOUNTS. Borrower shall maintain an operating account at Master Account Bank described in the Bank Agency Agreement (such accounts being herein called the "OPERATING ACCOUNT").

          (c) OTHER ACCOUNTS. Borrower shall not maintain any operating account (other than the Operating Account), and agrees that it will not maintain any bank, investment or other account of any kind whatsoever with any other brokerage house or financial institution; PROVIDED, HOWEVER, that so long as no Event of Default shall have occurred and be continuing, Borrower may maintain the petty cash and payroll accounts listed on SCHEDULE 6.3 hereto at the financial institutions indicated thereon, provided that the aggregate amount of funds on deposit in each such (x) petty cash account shall not exceed $10,000, and (y) payroll account shall not at any time exceed the sum of all accrued payroll and payroll taxes then payable by Borrower on account of payroll obligations payable from such account; and PROVIDED, FURTHER, that (i) Borrower shall have irrevocably instructed the relevant financial institution, at the request of Agent, to provide Agent with information concerning such accounts,
(ii) such financial institution shall have acknowledged such instructions in writing for the benefit of Agent, and (iii) at any time when an Event of Default or Unmatured Event of Default has occurred and is continuing Borrower shall, at Agent's request, promptly cause each such financial institution to provide Agent with daily reports of the balance in each such account.

          SECTION 6.3 LIST OF ACCOUNTS AND ACCOUNT STATEMENTS. All accounts of Borrower and all payroll and petty cash accounts of Borrower are described on
SCHEDULE 6.3. In the event Borrower opens any new accounts or closes any account, Borrower shall deliver to Agent a revised version of SCHEDULE 6.3 showing any changes thereto within three (3) Business Days of any such change. Borrower shall instruct all banks listed on SCHEDULE 6.3 to provide Agent with copies of all statements issued by such banks with respect to the accounts described on SCHEDULE 6.3.


          SECTION 7      PROCEEDS OF COLLATERAL; APPLICATION OF FUNDS; DEEMED
                         LOANS.

          SECTION 7.1 PROCEEDS OF COLLATERAL; NOTICES TO ACCOUNT DEBTORS; LOCKBOX. Borrower shall direct all Account Debtors to pay all Accounts and other proceeds of Collateral directly to the Lockbox for deposit into the Master Account. In addition, Borrower shall take all such actions as Agent in good faith deems necessary or appropriate to ensure that at all times on and after the date hereof all proceeds of Collateral (including, without limitation, all Cash Instruments) are sent directly to the Lockbox. If, notwithstanding the actions provided for in the preceding sentences of this SECTION 7.1, Borrower shall receive, or any financial institution shall receive for the account of Borrower, any Cash Instruments, Borrower shall, or shall cause such financial institution to, transmit in the form received, before the close of business on the next succeeding Business Day, all such Cash Instruments (properly endorsed, where required, so that all items delivered may be collected by Master Account
Bank) to Master Account Bank for deposit in the Master Account in accordance with the terms of the Bank Agency Agreement. Borrower shall not, and Borrower shall not permit or cause any such financial institution to, commingle any Cash

Instrument so received except in the Master Account, and Borrower shall hold separate and apart from all other Property, all such Cash Instruments in express trust for the benefit of the Lenders until delivery thereof is made to Master Account Bank. Pursuant to, and subject to the terms and conditions of the Bank Agency Agreement, items deposited in the Lockbox shall be credited to the Master Account. Borrower, and any of its Affiliates, employees, the Lenders or other Persons acting for or in concert with Borrower, shall, acting as trustee for the Lenders, receive, as the sole and exclusive property of the Lenders any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of Borrower or any Affiliates, employees, the Lenders or other Persons acting for or in concert with Borrower, and immediately upon receipt thereof, Borrower or such other Persons shall remit the same or cause the same to be deposited, in kind, into a Master Account or, at the direction of Agent, shall remit the same, or cause the same to be remitted, in kind, to Agent at Agent's address set forth in SECTION 14.3.

          SECTION 7.2 APPLICATION OF MASTER ACCOUNT FUNDS. At the opening of business on each Business Day, Master Account Bank shall calculate the amount of collected funds on deposit in the Master Account (herein the "MASTER ACCOUNT COLLECTED BALANCES" for such day). Thereafter on such Business Day Master Account Bank shall transfer from the Master Account to Agent the Master Account Collected Balances in minimum amounts of $100,000 and in integral multiples of $100,000 in excess thereof for such day.

          SECTION 7.3 APPLICATION OF FUNDS AVAILABLE FOR LOAN REPAYMENTS. Any amounts received by Agent from the Master Account pursuant to SECTION 7.2 shall be applied to the outstanding obligations of Borrower in the following order of priority: FIRST, to principal of the Reimbursement Obligations and the Revolving Loans then due and payable in such order as Agent shall determine (PROVIDED, HOWEVER, that application on account of Liabilities constituting Revolving Loans shall be made by Agent (i) first to all Prime Rate Revolving Loans and (ii) only when no Prime Rate Revolving Loans are outstanding to LIBOR Rate Revolving Loans); SECOND, to interest then due and payable on the Reimbursement Obligations and the Revolving Loans in such order as Agent shall determine; THIRD, to any fees hereunder then due and payable, in such order as Agent may elect; and FOURTH, to the payment of any other Liabilities then due and payable to Agent and the Lenders in such order as Agent may determine.

          SECTION 7.4 APPLICATION UPON AN EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing, and notwithstanding the foregoing SECTIONS 7.2 and 7.3, at the request of Agent, and Master Account Bank from time to time shall transfer all Master Account Collected Balances in the Master Account to Agent for application to the Liabilities in such order as Agent, in its sole discretion, shall elect. Master Account Bank shall be entitled to rely on a written statement of Agent to the effect that an Event of Default has occurred and is continuing.

          SECTION 7.5 DEEMED LOANS. Notwithstanding any provision contained herein to the contrary, and in addition to, and not in limitation of, any of the other rights or remedies of Agent and the Lenders set forth herein, including, without limitation, pursuant to SECTION 7.4, at the sole option of Agent, in order to facilitate timely payment hereunder of all Liabilities in respect of (i) payments of interest due on any Loans, (ii) payments of cash, fees, expenses and other Liabilities due and payable by Borrower to Agent and the Lenders hereunder or under any of the Related Documents and (iii) payments by Agent and the Lenders of any amount due and payable under the Bank Agency Agreement or any other agreement entered into by any one or more of Agent and the Lenders and Master Account Bank in connection with this Agreement (including, without limitation, any amount resulting from the return, dishonor or other non-payment of items deposited with Master Account Bank by or on behalf of Borrower), then, whether or not there is Borrowing Availability under the Revolving Commitment, Borrower shall be deemed automatically to have made a request for, and upon such payment the Lenders shall be deemed to have made, a Prime Rate Revolving Loan, in the full amount of such payment. Borrower acknowledges that such Loan may cause Borrower to have exceeded the Borrowing Availability, in which event Borrower shall be obligated to immediately make a prepayment pursuant to SECTION 2.7(b).

          SECTION 7.6    APPLICATION OF PROCEEDS.   In the event Borrower shall
suffer any loss covered by insurance, Borrower shall immediately notify Agent in writing, and Borrower hereby authorizes and directs each and every insurance company concerned to make payments for such loss directly and solely to Agent (who may, but need not, make proof of loss) and Agent is hereby authorized to adjust, collect and compromise in its discretion all claims under all such policies, and Borrower shall sign, upon demand by Agent, all receipts, vouchers and releases required by such insurance companies; PROVIDED, HOWEVER, that other than after the occurrence and during the continuance of an Event of Default, Borrower may adjust, collect and compromise insurance claims upon notice to and with Agent's consent (which shall be exercised reasonably and in good faith) so long as Borrower is acting reasonably and diligently. In the event Borrower shall be awarded any amount pursuant to any condemnation proceeding or the taking or injury to any property for public use, Borrower shall immediately notify Agent in writing and Borrower agrees that the proceeds of all such awards shall be paid to Agent and authorizes Agent, on behalf and in the name of Borrower to execute and deliver valid acquittances for and to appeal from any such award. Borrower shall also immediately notify Agent of any actual or threatened condemnation or eminent domain proceedings and shall give Agent at any time any additional instruments requested by Agent for the purpose of validly and sufficiently assigning all awards or appealing any such award. Insurance proceeds and awards described in this SECTION 7.6 (collectively, "LOSS PROCEEDS"), or any part thereof, received by Agent, after deducting therefrom any expenses incurred, may be applied by Agent at its option (i) to the repair or restoration of the property suffering any loss, condemnation or taking ("LOSS PROPERTY"), (ii) to the payment of the Liabilities, whether or not due and in whatever order Agent elects, or (iii) to any other purpose or objects for which Agent or the Lenders are entitled to advance funds under this Agreement, all without affecting the lien or security interest created by the Collateral Documents, and any balance of such monies shall be paid to Borrower or the Person lawfully entitled thereto. None of Agent and the Lenders shall be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure unless due to the gross negligence or wilful misconduct of Agent. Notwithstanding the foregoing, Agent and the Lenders agree that any Loss Proceeds shall be applied as follows:

          (a) If no Unmatured Event of Default or Event of Default has occurred and is continuing at the time of the insured loss, condemnation or taking and the amount of such Loss Proceeds together with all other Loss Proceeds previously or contemporaneously paid to Agent for the benefit of the Lenders hereunder is less than $100,000 then such Loss Proceeds shall be paid into the Master Account for application pursuant to this Agreement.

          (b) If no Unmatured Event of Default or Event of Default has occurred and is continuing at the time of the insured loss, condemnation or taking and the amount of such Loss Proceeds, together with all other Loss Proceeds previously or contemporaneously paid to Agent for the benefit of the Lenders hereunder is $100,000 or greater, then Agent will permit the Loss Proceeds to be utilized toward the restoration of the Loss Property, provided that (i) business interruption loss insurance will be payable to Borrower during the period necessary to restore the Loss Property, (ii) the proceeds of such business interruption insurance together with other funds available to Borrower will be sufficient to pay all of Borrower's obligations during such period, (iii) after giving effect to such proposed restoration no Event of Default or Unmatured Event of Default will be in existence and (iv) prior to such utilization of the Loss Proceeds, Agent shall be provided with (A) a full and complete set of plans and specifications for the restoration of the Loss Property, and (B) a current appraisal indicating that the value of the Loss Property following the restoration as contemplated by such plans and specifications will be of a value at least equal to the greater of (I) the Loss Property prior to the loss or (II) the then outstanding principal balance of the Liabilities, and (C) all other items that may be reasonably requested by Agent in form and substance satisfactory to Agent. The plans and specifications and the appraisal must be in a form and content fully satisfactory to Agent. Agent shall disburse such Loss Proceeds for the purpose of restoration of the Loss Property on a monthly basis upon receipt of satisfactory draw requests and inspection reports of an architect approved by Agent certifying as to the percentage of completion of the restoration project. Agent shall retain a ten percent (10%) retainage of all Loss Proceeds disbursed hereunder pending the issuance of a final certificate of substantial completion issued by the inspecting architect certifying the completion of the restoration of the Loss Property in accordance with the approved plans and specifications. In the event of an Unmatured Event of Default or Event of Default at any time following an insurance loss, condemnation or taking, the Lenders may apply all Loss Proceeds then in Agent's possession as a reduction against the Liabilities. No interest shall be payable by any Lender or Agent on account of any Loss Proceeds at any time held by any Lender or Agent.


          SECTION 8 INCREASED COSTS AND OTHER SPECIAL PROVISIONS.

          SECTION 8.1 INCREASED COSTS. If, after the date hereof, the adoption of any applicable "law" (which expression, as used in this SECTION 8.1, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental authority or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law)) adopted, becoming effective, or any change in the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority or agency, shall subject any Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature (other than taxes imposed on or measured by the overall net income of any Lender) or capital adequacy requirement with respect to, or shall impose or increase or render applicable any special deposit, assessment, insurance charge, reserve or liquidity or other similar requirement (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans made by any Lender, or shall otherwise increase the effective cost of, the Loans, or any Lender's obligation to make, issue or maintain the Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on the Loans or any other amounts due under this Agreement in respect of the Loans, or any Lender's obligation to make, issue or maintain the Loans (except for changes in the rate of tax on the overall net income of any Lender), or shall impose on any Lender any other condition or requirement affecting the Loans or any Lender's obligation to make the Loans, and the result of any of the foregoing is to increase the cost to such Lender of making, funding, issuing or maintaining the Loans, to require such Lender to make any payment or to forego any interest or other sum payable under this Agreement, or to reduce the amount of any rate of return or any sum received or receivable by such Lender under this Agreement or under the Notes with respect thereto, then upon written notice of such occurrence to Borrower by such Lender (which notice shall contain a statement setting forth a description of such occurrence) at any time and from time to time and as often as the occasion therefor may arise, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost, payment, sum or such reduction.

          SECTION 8.2 FUNDING LOSSES. Borrower hereby agrees that if any Lender receives a notice (whether written or oral) of borrowing or repayment pursuant to this Agreement and Borrower fails to borrow or repay strictly in accordance therewith, then, upon demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) Borrower will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of funds acquired by such Lender to fund or maintain Loans), as reasonably determined by such Lender, as a result of any failure of Borrower to borrow or repay any Loan on a date specified therefor in a notice (whether written or oral) of borrowing or repayment pursuant to this Agreement. For this purpose, all notices to Agent and the Lenders pursuant to this Agreement shall be deemed to be irrevocable.

          SECTION 8.3 DISCRETION OF THE LENDERS AS TO MANNER OF FUNDING. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of the Loans in any manner it sees fit.

          SECTION 8.4 CONCLUSIVENESS OF STATEMENTS; SURVIVAL OF PROVISIONS. In making the determinations contemplated by this SECTION 8, each Lender may make such reasonable estimates, assumptions, allocations and the like that such Lender in good faith determines to be appropriate; and, subject to the foregoing clause, determinations and statements of the Lenders pursuant to this SECTION 8 shall be conclusive absent demonstrable error. The provisions of this SECTION 8 shall survive termination of this Agreement.


          SECTION 9      COLLATERAL AND ELIGIBILITY REQUIREMENTS.

          SECTION 9.1 ELIGIBLE ACCOUNTS. "ELIGIBLE ACCOUNTS" shall mean all Accounts of Borrower other than the following: (i) Accounts which remain unpaid as of ninety (90) days after the date of the original invoice with respect thereto; (ii) all Accounts owing by a single Account Debtor, including a currently scheduled Account, if twenty-five percent (25%) or more of the balance owing by such Account Debtor is ineligible by reason of the criterion set forth in clause (i) of this SECTION 9.1; (iii) Accounts with respect to which the Account Debtor is an Affiliate of Borrower or a director, officer or employee of Borrower or its Affiliates; (iv) Accounts with respect to which the Account Debtor is a Governmental Authority or prime contractor thereof unless Borrower has complied in a manner satisfactory to Agent with the Federal Assignment of Claims Act of 1940, as amended, or similar law or statute of the relevant state, province, municipality or other jurisdiction and any amendments thereto, relative to the assignment of such Accounts; (v) Accounts with respect to which the Account Debtor is not a resident of the United States or Canada (other than the provinces of Prince Edward Island, Newfoundland and Nova Scotia and the Northwest Territories) unless such Account is payable in United States Dollars and the Account Debtor has supplied Borrower with an irrevocable letter of credit, issued by a financial institution satisfactory to the Required Lenders, in an amount sufficient to cover such Account and in form and substance satisfactory to the Required Lenders and without right of setoff; (vi) Accounts arising with respect to goods which have not been shipped and delivered to and accepted as satisfactory by the Account Debtor or arising with respect to services which have not been fully performed and accepted as satisfactory by the Account Debtor; (vii) Accounts for which the prospect of payment in full or performance in a timely manner by the Account Debtor is or is likely to become impaired as determined by Agent in the exercise of its discretion; (viii) Accounts which are not invoiced (and dated as of the date of such invoice) and sent to the Account Debtor within five (5) Business Days after delivery of the underlying goods to or performance of the underlying services for the Account Debtor; (ix) Accounts with respect to which Agent, on behalf of the Lenders, does not have a first and valid fully perfected Lien free and clear of any other Lien; (x) Accounts with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver or trustee; (xi) Accounts with respect to which the Account Debtor's obligation to pay the Account is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a guaranteed sale, bill-and-hold, sale-or-return, demonstration, sale on approval or other terms by reason of which the payment by the Account Debtor is or may be conditional (except with respect to Accounts in connection with which Account Debtors are entitled to return Inventory solely on the basis of the quality of such Inventory or in accordance with established industry practice for returns of such Inventory) or consignment basis; (xii) Accounts to the extent that the Account Debtor's indebtedness to Borrower exceeds a credit limit determined by Agent in its reasonable discretion following prior written notice of such credit limit from Agent to Borrower; (xiii) Accounts with respect to which any disclosure is required in accordance with

SECTION 9.2; (xiv) contra Accounts to the extent of the amount of the accounts payable owed by Borrower to the Account Debtor; (xv) Accounts with respect to which the Account Debtor is located in any state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing unless Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable Governmental Authority in such state for the then current year; (xvi) Accounts evidenced by Chattel Paper or any Instrument of any kind, to the extent possession of such Chattel Paper or Instrument is not granted to Agent, for the benefit of the Lenders; and (xvii) Accounts which Agent reasonably determines to be unacceptable. In the event that an Eligible Account previously scheduled in a Borrowing Base Certificate ceases to be an Eligible Account, Borrower shall notify Agent thereof immediately.

          SECTION 9.2 ACCOUNT WARRANTIES. With respect to Accounts scheduled, listed or referred to on the initial Accounts Trial Balance included in the initial Monthly Report or on any subsequent Accounts Trial Balance or Borrowing Base Certificate, Borrower represents and warrants to Agent and the Lenders that, except as disclosed in the applicable Accounts Trial Balance or Borrowing Base Certificate: (i) the Accounts represent bona fide sales of Inventory or the provision of services to customers in the ordinary course of business completed in accordance with the terms and provisions contained in the documents available to Agent and each Lender with respect thereto and are not evidenced by a judgment or by an Instrument or Chattel Paper; (ii) the amounts shown on the applicable Accounts Trial Balance and on Borrower's books and records and all invoices and statements which may be delivered to Agent or any Lender with respect thereto are actually and absolutely owing to Borrower and are not in any way contingent; (iii) no payments have been or shall be made thereon except payments immediately delivered to a Lockbox pursuant to this Agreement;
(iv) there are no setoffs, claims or disputes existing or asserted with respect thereto and Borrower has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by Borrower in the ordinary course of its business for prompt payment and which discount and allowance is reflected in the calculation of the face amount of each invoice related to such Account; (v) to the best of Borrower's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on the respective Accounts Trial Balances or Borrowing Base Certificates, Borrower's books and records and all invoices and statements delivered to Agent or any Lender with respect thereto; (vi) to the best of Borrower's knowledge, all Account Debtors have the capacity to contract and are Solvent; (vii) Borrower has received no notice of proceedings or actions which are threatened or pending or have been taken against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition; (viii) Borrower has no knowledge that any Account Debtor is unable generally to pay its debts as they become due; (ix) the Accounts do not arise from the sale of Inventory produced in violation of the Fair Labor Standards Act so as to be subject to the so-called "hot goods" provision contained in Title 29 U.S.C., Section 215(a)(1);
(x) the services furnished and/or Inventory sold giving rise to the Account are not, and will not be at the time of sale thereof, subject to any Lien except that of Agent; (xi) the Accounts have not been pledged or sold to any Person or otherwise encumbered and Borrower is the owner of the Accounts free and clear of any Lien except that of Agent; and (xii) with respect to Accounts for which the Account Debtor is located in any state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed all required Notice of Business Activities Reports or comparable filings with the applicable Governmental Authority.

          SECTION 9.3 VERIFICATION OF ACCOUNTS. Agent shall have the right, at any time or times hereafter, in the name of Borrower, or during the pendency of an Event of Default, in Agent's name, to verify with Account Debtors the validity, amount or any other matter relating to any Account, by mail, telephone, or in person.

          SECTION 9.4 ELIGIBLE INVENTORY. "ELIGIBLE INVENTORY" shall consist of all of the Inventory of Borrower except the following: (i) Inventory which is damaged, obsolete, not in good condition, or not either currently usable or currently saleable in the ordinary course of Borrower's business as determined by Agent; (ii) Inventory which Agent reasonably determines, or which in accordance with Borrower's customary business practices, is unacceptable due to age, type, category and/or quantity, including any Inventory which is in excess of a two (2) year's supply or is otherwise slow-moving; (iii) Inventory with respect to which Agent does not have a first and valid, fully perfected Lien;
(iv) Inventory consisting of raw materials, work-in-process, packaging or supplies; (v) Inventory in the possession of Borrower but not owned by Borrower;
(vi) Inventory produced in violation of the Fair Labor Standards Act and subject to the so-called "hot goods" provision contained in Title 29 U.S.C. Section 215(a)(1); (vii) Inventory with respect to which any disclosure is required in the applicable Monthly Report or Borrowing Base Certificate in accordance with
SECTION 11.1(p); (viii) Inventory which is on consignment or is located at a place other than the places of business and collateral locations of Borrower listed on SCHEDULE 11.29; PROVIDED that, subject to SECTION 11.24, in the case of leased or bailment locations listed on SCHEDULE 11.29, no Inventory located at any such location shall be "Eligible Inventory" until the applicable landlord or bailee has executed a lien waiver in form and substance satisfactory to Agent) including Inventory in transit; (ix) Inventory consisting of finished goods which do not meet the specifications of the purchase order for which such Inventory was produced; and (x) Inventory which fails to meet the standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, its use and/or sale. In the event that Inventory previously scheduled in a Monthly Report or Borrowing Base Certificate ceases to be Eligible Inventory, Borrower shall notify Agent thereof immediately.

          SECTION 9.5 INVENTORY WARRANTIES. With respect to Inventory scheduled, listed or referred to in any Monthly Report or Borrowing Base Certificate, Borrower represents and warrants that, except as disclosed in such Monthly Reports or Borrowing Base Certificate (i) such Inventory is located at one of the Facilities or locations set forth on SCHEDULE 11.29, (ii) Borrower has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or document whatsoever except for the prior, first perfected Lien granted to Lender hereunder, (iii) such Inventory is of good and merchantable quality, free from any defects and is not goods returned to Borrower by or repossessed from an Account Debtor or goods taken in trade, (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which materially restricts the ability of Borrower or, in the case of the exercise of its remedies, Agent to sell the Inventory, (v) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Borrower is a party or to which the Inventory is subject, and (vi) no Inventory has been produced in violation of the Fair Labor Standards Act so as to be subject to the so-called "hot goods" provision contained in Title 29 U.S.C., Section 215(a)(1).

          SECTION 9.6    SECURITY INTEREST.   All of Borrower's Liabilities
constitute one (1) loan secured by Agent's Liens on the Collateral now or from time to time hereafter granted by Borrower to Agent. To secure timely payment and performance in full of the Liabilities, Borrower shall grant to Agent, for the benefit of the Lenders, a right of setoff against and a continuing Lien upon all of Borrower's right, title and interest in and to the Collateral, whether now owned or hereafter acquired by Borrower and wheresoever located.

          SECTION 9.7 CONSIGNED INVENTORY. With respect to consigned Inventory, Borrower shall perfect its interest in such Inventory by filing and delivering notice to the creditors of record of the consignee, all as provided in Section 9-114 of the Code, and in form and substance satisfactory to Agent, and Borrower shall execute and deliver all financing statements, security agreements, amendments thereto, or other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Agent), as Agent may request, in a form satisfactory to Agent, to perfect and maintain the Liens on such Collateral granted by Borrower to Agent hereunder.

          SECTION 9.8 COLLATERAL DOCUMENTS. Concurrently with or prior to the making of the initial Loan, Borrower shall execute and deliver, and, as applicable, shall cause each Subsidiary to execute and deliver, to Agent the following: (a) a security agreement in the form of EXHIBIT 9.8.1 (as the same may be amended, modified or supplemented from time to time, collectively, the "SECURITY AGREEMENTS" and individually, the "SECURITY AGREEMENT"); and (b) a Stock Pledge Agreement in the form of EXHIBIT 9.8.2 (as the same may be amended, modified or supplemented from time to time the, "STOCK PLEDGE AGREEMENT"). At any time after the date hereof that a Subsidiary shall be formed or acquired by Borrower, Borrower shall cause such Subsidiary to execute and deliver to Agent a security agreement and a guaranty in form and substance satisfactory to Agent with such changes therein as Agent may reasonably require, together with such other documents, instruments and things as Agent may reasonably require in connection therewith.

          SECTION 9.9 SUBSEQUENTLY ACQUIRED PROPERTY. As further security for the payment, performance and observance of the Liabilities, Borrower shall so long as any of the Liabilities shall remain outstanding or any Lender shall continue to have any Commitment: (a) acquire and maintain its property in a manner which will enable Borrower to allow such property to become subject to the Liens of the Collateral Documents; (b) obtain and maintain the consent or approval of any Person whose consent or approval is required to the granting of a Lien on any such property to or for the benefit of Agent; (c) execute and deliver from time to time within ten (10) days after its purchase or acquisition of any real property or leasehold interest in real property or of property subject to a titling statute or of any other personal property, asset or other right, amendments and supplements to the Collateral Documents in form and substance, and together with other documents, satisfactory to Agent, and in such number of counterparts as Agent may require, by which it shall (and only in the event that such action shall be required in order to) pledge, mortgage and grant a perfected Lien on such property, asset or right to Agent; (d) execute and deliver to Agent , in form and substance satisfactory to Agent and in such number of counterparts as Agent may require, (i) an assignment of Borrower's rights under any contract to construct any property with a fair market value in excess of $100,000 promptly upon entering into such contract, and (ii) such other agreements and instruments (including, without limitation, acknowledgments by other contract parties) as may be necessary to grant a Lien on and security interest in Borrower's rights and interests under each such contract and each such property, whether under construction or otherwise, to Agent; and (e) execute and deliver to Agent, in form and substance satisfactory to Agent and in such number of counterparts as Agent may require, assignments of Borrower's rights under each lease to which Borrower is a party as landlord or sublandlord, promptly upon entering into such lease.


          SECTION 9.10 CHANGE OF LOCATION OR NAME. So long as any of the Liabilities shall remain outstanding or any Lender shall continue to have any Commitment, Borrower shall not change (a) the location of its principal place of business, chief executive office, major executive office, chief place of business or its records concerning its business and financial affairs, or (b) its name or the name under or by which it conducts its business, in each case without first giving Agent and the Lenders at least 30 days' advance written notice thereof and having taken any and all action required or desirable by Agent to maintain and preserve the first perfected Lien and security interest in favor of Agent on all property thereof free and clear of any Lien whatsoever except for Permitted Liens; PROVIDED, HOWEVER, that notwithstanding the foregoing, Borrower shall not change the location of its principal place of business, chief executive office, major executive office, chief place of business or its records concerning its business and financial affairs to any place outside the contiguous continental United States of America.

          SECTION 9.11 DELIVERIES; FURTHER ASSURANCES. Borrower agrees that it will, at its sole expense, (i) without any request by the Lenders, immediately deliver or cause to be delivered to Agent, in due form for transfer (I.E., endorsed in blank or accompanied by duly executed undated blank stock or bond powers), all securities, chattel paper, instruments and documents, if any, at any time representing all or any of the Collateral, (ii) upon request of Agent, furnish or cause to be furnished to Agent such surveys, mortgagee title commitments or policies, appraisals, opinions of counsel and other documents as Agent may specify, (iii) without request by Agent, cause Agent's Lien hereunder and under the Collateral Documents to be at all times duly noted on any certificate of title issuable with respect to any of the Collateral and forthwith deliver or cause to be delivered to Agent each such certificate of title, and (iv) execute and deliver, or cause to be executed and delivered, to Agent in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Agent) such assignments (including, without limitation, assignments of life insurance), security agreements, mortgages, deeds of trust, pledge agreements, consents, waivers, financing statements, stock or bond powers, and other documents, and do such other acts and things, all as may from time to time be necessary or desirable to establish and maintain to the satisfaction of Agent a valid first perfected Lien on and security interest in all assets of Borrower now or hereafter existing or acquired (free of all other Liens whatsoever other than Permitted Liens) to secure payment and performance of the Liabilities.


          SECTION 10     REPRESENTATIONS AND WARRANTIES.

     To induce the Lenders to enter into this Agreement and to make Loans hereunder, Borrower represents and warrants to the Lenders that:

          SECTION 10.1 DUE ORGANIZATION, AUTHORIZATION, ETC. Borrower and each Subsidiary is a corporation duly existing and in good standing under the laws of the jurisdiction of its formation and is duly qualified and, except for Borrower in the State of Illinois, is in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required or where the failure so to qualify could have a Material Adverse Effect (which jurisdictions shall include, without limitation, those jurisdictions listed on SCHEDULE 10.1). With respect to the State of Illinois, Borrower has, or will have within thirty (30) days after the Closing Date, filed all of the documents, paid all taxes and fees and taken all other actions necessary to be in good standing in Illinois. Upon submission of all necessary documents and payment of all applicable fees, Borrower is not aware of any reason why the State of Illinois would not issue a good standing certificate to Borrower. The execution, delivery and performance by Borrower and each Subsidiary of this Agreement and the Related Documents to which it is a party, and the consummation of the Related Transactions, are within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, director and shareholder approval, if required), have received all necessary governmental and other consents and approvals and made all necessary filings with and given all necessary notices to any governmental authority (if any shall be required), and do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon it. This Agreement and each of the Related Documents to which Borrower and each Guarantor and Subsidiary is a party are (or when executed and delivered will be) the legal, valid, and binding obligations of Borrower and each Guarantor and Subsidiary enforceable against such Persons in accordance with their respective terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and except as limited by general principles of equity.

          SECTION 10.2 CERTAIN AGREEMENTS. Borrower has furnished to the Lenders true, correct and complete copies of each of the Related Documents (including all schedules and written disclosures in connection therewith). All warranties of Borrower and, to Borrower's knowledge, all warranties of the Subsidiaries and all other parties thereto (other than Agent, the Lenders and Master Account Bank) set forth in the Related Documents are true and correct in all material respects without any waiver or modification thereof and no default of Borrower and to its knowledge, no default of any Subsidiary or any other party, exists thereunder.

          SECTION 10.3 FINANCIAL INFORMATION; FINANCIAL CONDITION. All balance sheets and all statements of operations, of shareholders' equity and of changes in financial position, and other financial data (other than projections) which have been or shall hereafter be furnished to the Lenders by or on behalf of Borrower for the purposes of or in connection with this Agreement, the Related Documents or the Related Transactions (including the financial information referred to below, except for the projections referred to in CLAUSES (c) and (d) below) have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby. All projections (including, without limitation, the projections described in CLAUSES (c) and (d) below) which have been or shall be furnished to the Lenders for purposes of or in connection with this Agreement, the Related Documents or the Related Transactions have represented and will, when delivered to the Lenders, represent management's best estimates of future performance, based upon historical financial information and reasonable assumptions of management. Such financial data includes, without limitation, the following financial statements and reports which have been furnished to Agent or the Lenders on or prior to the date hereof:

          (a) the audited balance sheet of Borrower and its Subsidiaries on a consolidated basis as of December 31, 1997, and the related audited statements of earnings, shareholders' equity, cash flow and changes in financial position for the year ending on such date (the "FINANCIALS");

          (b) the balance sheet of Borrower and its Subsidiaries on a consolidated basis as of May 31, 1998 and the related statements of income and cash flow of the Borrower for the five month period ending on such date;

          (c) the pro forma balance sheet of Borrower and its Subsidiaries on a consolidated basis as of the Closing Date after giving effect to all Related Transactions (the "PRO FORMA");

          (d) the projected balance sheets and projected statements of earnings and cash flow for Borrower and its Subsidiaries on a consolidated basis for each Fiscal Quarter from June, 1998 to December, 1999, and for each Fiscal Year through the Fiscal Year ending December 31, 2003 after giving effect to all Related Transactions.

     There has been no Material Adverse Effect since December 31, 1997, other than as a result of the Related Transactions, from that reflected in the financial information as to Borrower referred to in CLAUSE (a) through (c).

          SECTION 10.4 LITIGATION AND CONTINGENT OBLIGATIONS. Except as set forth in SCHEDULE 10.4 hereto (including estimates of the dollar amounts involved) and except for claims as to which the insurer has admitted coverage in writing and which are fully covered by insurance, no claims, litigation (including, without limitation, derivative actions and litigation with respect to any Employee Benefit Plan), arbitration, governmental investigation or proceeding or inquiry is pending or, to the best of Borrower's knowledge, threatened against Borrower or any Subsidiary, any member of the Controlled Group or any Employee Benefit Plan fiduciaries (i) which could, if adversely determined, have a Material Adverse Effect, or (ii) which relates to any of the Related

Transactions. Other than any liability incident to such claims, litigation or proceedings, neither Borrower nor any Subsidiary has any material Contingent Obligations not provided for or referred to in the Financials or in SCHEDULE
10.4 hereto.  Except as provided on SCHEDULE 10.4, the matters described on
SCHEDULE 10.4, if adversely determined, would not have a Material Adverse
Effect.

          SECTION 10.5 LIENS. None of the assets of Borrower or any Subsidiary will be subject to any Lien, except for Permitted Liens which are junior to the Lien of the Collateral Documents. Except as described in SCHEDULE 10.5, Agent will obtain, as security for the Liabilities, a first priority perfected Lien on all other property described in the Collateral Documents as being pledged, assigned or granted thereby. The descriptions of other property described in the Collateral Documents correctly describe all Property used in the business or operations of Borrower or any Subsidiary in a manner sufficient to create an enforceable Lien on or security interest in such Property.

          SECTION 10.6   CONTRACTS; ABSENCE OF DEFAULT.   Neither Borrower nor
any Subsidiary is in material default under any Contract or other contracts (a) to which it is a party or by which it is bound, and (b)(i) pursuant to which Borrower or any Subsidiary provides goods or services to one or more customers which contributed more than two percent (2%) of gross revenue during the prior Fiscal Year of Borrower or such Subsidiary, as the case may be, or which is reasonably expected to contribute more than two percent (2%) of gross revenue during the current or any future Fiscal Year of Borrower or such Subsidiary (each, a "MATERIAL CONTRACT"), (ii) pursuant to which Borrower incurs or is committed to incur Lease Obligations in excess of $500,000 during any Fiscal Year, (iii) which cannot be replaced without material expense, delay or interruption of business (including, without limitation, any Material Intellectual Property Right), or (iv) where such default could have a Material Adverse Effect. A list of all Material Contracts existing on the date hereof is attached hereto as SCHEDULE 10.6. Neither Borrower nor any Subsidiary has received notice that any Material Contract will be terminated or not extended or renewed.

          SECTION 10.7 EMPLOYEE BENEFIT PLANS. (a) Neither Borrower nor any member of its Controlled Group have incurred any liability with respect to any Pension Plan other than to pay premiums to the PBGC and make required contributions to such Pension Plans (provided that any such contributions and premiums which are due have been paid).

          (b) With respect to any Employee Benefit Plan, full and timely payment has been made of all amounts required under Section 412 of the IRC,
Section 302 of ERISA or under the terms of each such Plan, no event or condition has occurred which has or could result in the imposition of a lien or an accumulated funding deficiency (whether or not waived) under Section 412 of the IRC or Section 302 of ERISA, Borrower and each current or past member of its Controlled Group have fulfilled their obligations, if any, under the minimum funding standards of ERISA and the IRC, and no security has been posted or is required to be posted under Section 401(a)(29) of the IRC or Section 307 of ERISA.

          (c) No steps have been taken to terminate, or withdraw from, any Pension Plan or any Multiemployer Plan.

          (d)  No Reportable Event has occurred.

          (e) Neither Borrower nor any member of its Controlled Group has any contingent liability with respect to any post-retirement benefits under a Welfare Plan (other than liability for health care continuation coverage in compliance with the requirements of Part 6 of Subtitle B of Title I of ERISA or
Section 4980B of the IRC).

          (f) All Employee Benefit Plans (i) comply in form with any requirements of ERISA and have been operated and administered in compliance with their terms and in a manner so as not to result in any liability to Borrower or any current or past member of its Controlled Group for failure to comply with ERISA and all of the applicable statutes and regulations issued thereunder, and
(ii) if intended to qualify under the IRC, are in a form and have been administered in a manner so as not to result in any liability to Borrower or any current or past member of its Controlled Group for failure to comply with the applicable provisions thereof and are subject to an Internal Revenue Service determination with respect to such qualification. Except for future funding obligations, no conditions exist or events or transactions have occurred with respect to any Employee Benefit Plan which could result in the incurrence by Borrower or any current or past member of the Controlled Group of any liability, except to the extent the same (x) have been funded or adequately reserved on the balance sheet of Borrower, or (y) will not result in the incurrence of any liability by Borrower or any current or past member of its Controlled Group in excess of $50,000 in the aggregate.

          (g) Neither Borrower nor any Subsidiary is an Employee Benefit Plan. Neither Borrower's nor any Subsidiary's assets constitute assets of an Employee Benefit Plan. The execution, performance and delivery of this Agreement and the Related Documents and the consummation of the Related Transactions will not involve any prohibited transaction, as defined in Section 406 of ERISA or
Section 4975 of the IRC, for which an exemption is unavailable.

          SECTION 10.8 INVESTMENT COMPANY ACT; PUBLIC UTILITY HOLDING COMPANY ACT. Neither Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          SECTION 10.9 REGULATIONS U AND X. Neither Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System). None of Borrower or any Affiliate of Borrower or any Person acting on behalf of Borrower or any of its Affiliates has taken or will take action to cause the execution, delivery or performance of this Agreement or the Notes, or the other Related Documents, the making or existence of the Loans or the use of proceeds of the Loans to violate Regulation U or X of the Board of Governors of the Federal Reserve System.

          SECTION 10.10 PROCEEDS. The proceeds of the Revolving Loans will be used for working capital purposes, except that proceeds of the initial Revolving Loan shall be used to refinance existing indebtedness of Borrower.

          SECTION 10.11 CONFIRMATION OF WARRANTIES. All representations and warranties of Borrower and, to Borrower's knowledge, each Subsidiary and each other party to the Related Documents set forth in the Related Documents are true and correct in all material respects as if made as of the Closing Date.

          SECTION 10.12 INSURANCE. SCHEDULE 10.12 hereto sets forth a true and correct summary of all insurance carried by Borrower. Borrower is adequately insured for its benefit under policies issued by insurers of recognized responsibility. No notice of any pending or threatened cancellation has been received by Borrower with respect to any of such insurance policies. Borrower is in compliance with all conditions contained in such insurance policies.

          SECTION 10.13 MATERIAL DISRUPTIONS. Neither the business nor the properties of Borrower or any Subsidiary is affected, or anticipated to be affected, by any existing event of Force Majeure or other existing casualty which could have a Material Adverse Effect.

          SECTION 10.14 PATENTS, TRADEMARKS, ETC. Borrower and each Subsidiary owns and possesses, or is licensed under valid and enforceable license agreements, or is otherwise entitled to use without payment, all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, trade secrets, mask works and copyrights as are necessary for the conduct of its business as now conducted or presently proposed to be conducted without any infringement upon rights of others which could have a Material Adverse Effect. Except as set forth in SCHEDULE 10.14, there is no individual patent, patent right, trademark, trademark right, trade name, trade name right, service mark, service mark right, trade secret, mask work or copyright the loss of which could have a Material Adverse Effect (any such item, whether or not set forth on SCHEDULE 10.14, being herein called a "MATERIAL INTELLECTUAL PROPERTY RIGHT"). SCHEDULE 10.14 contains a complete list of all patent rights, trademark rights, trade name rights, service mark rights, trade secrets, mask works and copyrights owned by Borrower and its Subsidiaries and all license agreements relating to Borrower and its Subsidiaries' use of such Intellectual Property.

          SECTION 10.15  OWNERSHIP OF PROPERTIES; PROPERTY SCHEDULE.  SCHEDULE
10.15 contains descriptions of all real and personal property (other than Intellectual Property) (i) in which Borrower and each Subsidiary has an interest as of the date hereof, (ii) with respect to which the Collateral Documents will not create a valid and perfected first lien and security interest, and (iii) which cannot be replaced without material expense, delay or interruption of business. Borrower has good, indefeasible and merchantable title to and ownership of, or a valid leasehold interest in, each parcel of Real Estate described in SCHEDULE 10.15, free and clear of all Liens, except Liens in favor of Agent and the Permitted Liens. No parcel of its Real Estate is subject to any boundary or encroachment dispute, special assessment, condemnation or eminent domain proceeding, restrictive covenant, zoning or building code violation or any other dispute, assessment, claim or violation of law which might restrict or interfere with Borrower's or such Subsidiary's use of such parcel of Real Estate in the ordinary course of Borrower's or such Subsidiary's business or which might have a Material Adverse Effect.

          SECTION 10.16 BUSINESS LOCATIONS; TRADE NAMES. SCHEDULE 10.16 lists each of the locations where Borrower and each Subsidiary maintains an office, a place of business or any records or has maintained an office, a place of business or any records at any time during the during the five year period prior to the Closing Date and, except as described on SCHEDULE 10.16, none of such locations have changed within the six (6) month period prior to the Closing Date; and SCHEDULE 10.16 also lists each name under or by which Borrower and each Subsidiary conducts its business or has conducted business at any time during the five year period prior to the Closing Date and a complete and accurate address and legal description of each parcel of real estate owned or leased by Borrower and each Subsidiary and the principal place of business and chief executive office of Borrower and each Subsidiary. The business conducted by Borrower will not be conducted under any corporate, trade or fictitious name other than those names disclosed on SCHEDULE 10.16. The books and records of Borrower and each Subsidiary and all Chattel Paper, Instruments and all records of account of Borrower and each Subsidiary are located and hereafter shall continue to be located at the principal place of business and chief executive office of the such Person.

          SECTION 10.17 ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously herewith furnished by or on behalf of Borrower and each Subsidiary to any one or more of Agent and the Lenders for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of Borrower and each Subsidiary to any one or more of Agent and the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading.

          SECTION 10.18 SUBSIDIARIES. Except as set forth on SCHEDULE 10.18, Borrower has no Subsidiaries. SECTION 10.18 contains an accurate list of all Subsidiaries of Borrower, setting forth their respective jurisdictions of incorporation, the percentages of their capital stock owned by Borrower or other Subsidiaries and a description of each class of its authorized capital stock and the number of shares of each class issued and outstanding. Each Subsidiary is duly organized and existing under the laws of the jurisdiction of its organization, and duly licensed or qualified to do business in each state or other jurisdiction where the nature of the assets owned or leased by it or business conducted by it requires such licensing or qualification and in which the failure to be so licensed or qualified would have a Material Adverse Effect and has all necessary corporate power to carry on its present business. All of the outstanding shares of capital stock of or other equity interest in each Subsidiary are validly issued and outstanding and fully paid and nonassessable, and all shares or other equity interests in each Subsidiary set forth on
SCHEDULE 10.18 are owned, beneficially and of record, by Borrower free and clear of all Liens other than the Lien of the Agent. There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock of or other equity interest in any Subsidiary.

          SECTION 10.19  HAZARDOUS MATERIALS.  Except as disclosed in SCHEDULE
10.19 hereto, (a) neither Borrower nor any Subsidiary nor, to Borrower's knowledge, any other Person has ever caused or permitted any Hazardous Material to be released, treated, stored or disposed of in a manner which could form the basis for any claim, demand, proceeding or action by any Person, past, present or future on, under or at any real property legally or beneficially owned (or any interest or estate in real property which is owned) or operated by Borrower or any Subsidiary (including, without limitation, any property owned by a land trust the beneficial interest in which is owned in whole or in part by Borrower or any Subsidiary), (b) no such real property has ever been used (by Borrower, any Subsidiary or any other Person) as (i) a disposal site for any Hazardous Material or (ii) a permanent storage site for any Hazardous Material, and (c) neither Borrower nor any Subsidiary nor any of their respective predecessors or its Affiliates, has ever caused or permitted any Hazardous Material to be transported, released, treated, stored or disposed of at any location other than those identified in SCHEDULE 10.19 in a manner which could form the basis for any claim, demand, proceeding or action by any Person. The matters described on
SCHEDULE 10.19, if adversely determined, could not have a Material Adverse
Effect.

          SECTION 10.20 AGENT'S FEES. Except as set forth in SCHEDULE 10.20, no agent, broker, investment banker, Person, or firm acting on behalf of Borrower or Affiliates of Borrower, or under the authority of any such Person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, from any of the parties hereto in connection with any of the transactions contemplated herein.

          SECTION 10.21  TAXES.   Borrower and each Subsidiary has filed all tax
returns that are required to be filed by it or on behalf of any Employee Benefit Plan, and has paid or provided adequate reserves for the payment of all taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than those that are not yet delinquent or that are disclosed on SCHEDULE 10.21 and are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP. There is no ongoing audit or, to Borrower's knowledge, other governmental investigation of the tax liability of Borrower or any Subsidiary or any Employee Benefit Plan and there is no unresolved claim by a taxing authority concerning Borrower's or any Subsidiary's tax liability (or by any governmental authority with respect to any Employee Benefit Plan), for any period for which returns have been filed or were due. As used in this SECTION 10.21, the term "TAXES" includes all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

          SECTION 10.22 SECURITIES LAWS. None of Borrower or its Affiliates, nor anyone acting on behalf of any such Person, has directly or indirectly offered any interest in the Notes or any other Liability for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to any Person that would subject the issuance or sale of the Notes or any other Liability to registration under the Securities Act of 1933, as amended.

          SECTION 10.23 GOVERNMENTAL AUTHORIZATIONS. Borrower and each Subsidiary have all licenses, franchises, permits and other governmental authorizations necessary for all businesses carried on by it (including owning and leasing the real and personal property owned and leased by it), except where failure to obtain such licenses, franchises, permits and other governmental authorizations (a) is not related to any use, manufacture, generation, storage, transport, release or disposal by any such Person of any Hazardous Material, and
(b) could not (i) subject any such Person or any of its officers to criminal liability or (ii) have a Material Adverse Effect.

          SECTION 10.24  COMPLIANCE WITH LAWS.  Borrower and each Subsidiary:
(i) is in compliance with all laws, ordinances, rules, regulations, orders, policies, guidelines or other requirements of any governmental authority, (ii) has filed in a timely manner all reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality (and the information contained in each of such filings is true, correct and complete in all material respects), except where failure to make such filings is not related to the manufacture, use, generation, release, storage, transport or disposal of any Hazardous Material by such Person and could not have a Material Adverse Effect and (iii) has retained all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, except where failure to retain such records is not related to the use, manufacture, generation, release, storage, transport or disposal of any Hazardous Material and could not subject such Person or any of its officers to criminal liability or have a Material Adverse Effect.

          SECTION 10.25 EMPLOYEES AND LABOR. There is no unfair labor practice complaint against Borrower or any Subsidiary pending before the National Labor Relations Board or any state or local agency nor is there any labor strike, other labor dispute or work stoppage pending or, to Borrower's knowledge, threatened affecting Borrower or any Subsidiary which if adversely resolved could have a Material Adverse Effect; there is no existing representation question respecting the employees of Borrower or any Subsidiary, nor are there organizational attempts affecting any of the employees of Borrower or any Subsidiary which could have a Material Adverse Effect; and there is no grievance pending or, to Borrower's knowledge, threatened affecting Borrower or any Subsidiary which could have a Material Adverse Effect. Neither Borrower nor any Subsidiary is a party to any collective bargaining agreements, except as listed on SCHEDULE 10.25 hereto. To Borrower's knowledge, no customer or supplier of Borrower or any Subsidiary is involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding which could have a Material Adverse Effect.

          SECTION 10.26 YEAR 2000. Borrower has conducted a review and assessment of all computer applications and programs (the "SOFTWARE") owned, licensed or used by any of Borrower and its Subsidiaries and Borrower reasonably expects that all such Software shall be fully able to perform date-sensitive or other functions on or after, or as to dates on or after December 31, 1999 in accordance with the time schedule set forth on SCHEDULE 10.26, except for immaterial Software where the failure to perform such function could not have a Material Adverse Effect.

          SECTION 10.27 SOLVENCY. Borrower and each Subsidiary is Solvent both before and after giving to the execution and delivery of this Agreement and any of the other Related Documents to which it is a party and consummation of the transactions contemplated hereunder or thereunder, including, without limitation, the Related Transactions.

          SECTION 10.28 COLLATERAL. Except for the Permitted Liens, all of the Collateral is and will continue to be owned by Borrower free and clear of all Liens. From and after the making of the first Loan and after the making of all necessary filings, the provisions of the Collateral Documents will be effective to create and will give Agent as security for the repayment of the Liabilities, a legal, valid, perfected and enforceable Lien (which priority is subject only to Permitted Liens) upon all right, title and interest of Borrower and the Subsidiaries in any and all of the Collateral (including the Lien in the items and amounts deposited in the Bank Accounts.


          SECTION 11     COVENANTS.

          Until the expiration or termination of the Commitments and thereafter until the Notes and all other Liabilities are paid and performed in full, Borrower agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

          SECTION 11.1 REPORTS, CERTIFICATES AND OTHER INFORMATION. Furnish or cause to be furnished to Agent and each Lender:

          (a) As soon as available, but in any event within 90 days after the end of each Fiscal Year of Borrower: (i) copies of the balance sheet of Borrower and its Subsidiaries on a consolidated and consolidating basis as at the end of such Fiscal Year and the related statements of earnings, shareholders' equity and cash flows for such Fiscal Year, in each case setting forth in comparative form the figures for the previous year and, as prepared by Borrower, in the current business plan and containing a narrative discussion by Borrower of variances reflected by such comparisons, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein, certified, without a going concern or like qualification or qualification arising out of the scope of the audit, by Ernst & Young LLP (or such other independent certified public accountants of recognized standing as shall be selected by Borrower with Agent's approval); (ii) a certificate from the accountants identified in CLAUSE (i) of this SECTION 11.1(b) containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this SECTION 11, and to the effect that, in making the examination necessary for the signing of the annual audit report of Borrower by such accountants, they have not become aware of any non-compliance by Borrower or any Subsidiary with this Agreement or any Related Document or any Event of Default or Unmatured Event of Default; and (iii) product line information and source of revenue information for Borrower and each Subsidiary prepared by Borrower for such Fiscal Year in a form reasonably satisfactory to Agent for such products or classes of products and such sources of revenues or classes of sources of revenue as Agent shall reasonably require.


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          (b)  As soon as available, but in any event within 45 days after the end of each fiscal quarter of Borrower: (i) copies of the unaudited balance sheet of Borrower and its Subsidiaries on a consolidated and consolidating basis as at the end of such fiscal quarter and the related unaudited statements of earnings, shareholders' equity and cash flows for such fiscal quarter and the portion of the Fiscal Year through such fiscal quarter, in each case setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year and in the current business plan and containing a narrative discussion of variances reflected by such comparisons, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein, accompanied by a "management letter" containing a narrative discussion of such financial statements and certified by the chief financial officer of Borrower as presenting fairly the financial condition and results of operations of Borrower and its Subsidiaries (subject to normal year-end audit adjustments); and (ii) product line and source of revenue information for Borrower and each Subsidiary for such fiscal quarter in a form reasonably satisfactory to Agent for such products or classes of products and such sources of revenue or classes of sources of revenue as Agent shall reasonably require.

          (c) As soon as available, but in any event within 30 days after the end of each month, copies of the unaudited balance sheet of Borrower and its Subsidiaries on a consolidated and consolidating basis as at the end of such month and the related unaudited statements of earnings and cash flows for such month and the portion of the Fiscal Year through such month, in each case setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year and in the current business plan, prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and certified by the chief financial officer of Borrower as presenting fairly the financial condition and results of operations of Borrower and its Subsidiaries (subject to normal year-end audit adjustments).

          (d) As soon as available, but in any event: (i) within 30 days after the beginning of each Fiscal Year of Borrower, a copy of the plan and forecast (including a projected balance sheet, income statement and funds flow statement and amount of the Revolving Commitment and Borrowing Availability) of Borrower and its Subsidiaries for the current Fiscal Year in quarterly detail; and (ii) within 30 days after the end of the second fiscal quarter of Borrower in each Fiscal Year, an update of each plan and forecast delivered with respect to the Fiscal Year in which such fiscal quarter occurs, reflecting changes in such plan resulting from actual and then anticipated results and forecasts.

          (e) Contemporaneously with the furnishing of a copy of each annual audit report and of each set of financial statements provided for in SECTIONS 11.1(a), 11.1(b) and 11.1(c), (i) a duly completed certificate in substantially the form of EXHIBIT 11.1(e) or in such other form as Agent may from time to time require (each a "COMPLIANCE CERTIFICATE"), signed by the chief financial officer of Borrower, containing, among other things, a computation of, and showing compliance with, each of the applicable financial ratios and restrictions contained in this SECTION 11 and to the effect that as of such date no Event of Default or Unmatured Event of Default has occurred and is continuing or if such an Event of Default or Unmatured Event of Default has occurred and is continuing, setting forth the nature thereof and the actions Borrower is taking with respect thereto,


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and (ii) solely with respect to SECTION 11.1(a), a report of the President of
Borrower describing the financial performance of Borrower and its Subsidiaries during the period covered by such set of financial statements and setting forth any significant events occurring during such period affecting Borrower and its Subsidiaries.

          (f) Promptly upon receipt thereof, copies of all financial and management reports regarding Borrower and its Subsidiaries, submitted to Borrower, any Subsidiary or any shareholder of Borrower or any Subsidiary by independent public accountants in connection with each annual or interim audit report made by such accountants of the books of Borrower.

          (g) Promptly upon the filing or furnishing thereof, copies of all regular and periodic reports, proxy statements, financial statements, registration statements, prospectuses and other material filed by Borrower or any Subsidiary with or to any securities exchange or the Securities and Exchange Commission or any other Governmental Authority or distributed to the stockholders of any such Person and all pres releases and other statements made available by Borrower or any Subsidiary to the public concerning material adverse changes or developments in the business of any such Person.

          (h) Forthwith upon Borrower learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by Borrower, any Subsidiary or any other party with respect thereto: (i) the occurrence of an Event of Default or an Unmatured Event of Default, (ii) the institution of, or any adverse determination or materially adverse development in, any litigation, arbitration proceeding or governmental proceeding which could have a Material Adverse Effect, (iii) the occurrence of a Reportable Event, (iv) the institution of any steps to terminate any Pension Plan, (v) the institution of any steps to completely or partially withdraw from any Multiemployer Plan, (vi) the failure of Borrower or any current or past member of its Controlled Group to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 412 of the IRC or Section 302 of ERISA, (vii) the adoption of any amendment which would require Borrower or any current or past member of its Controlled Group to provide a bond or other security to a Pension Plan under Section 401(a)(29) of the IRC or
Section 307 of ERISA, (viii) the incurrence of any increase in the contingent liability of Borrower or any member of its Controlled Group or any other conditions, events or transactions with respect to any present (or future) Employee Benefit Plan which (a) is not adequately reserved on the balance sheet of Borrower or one of its Controlled Group members and (b) could result in the incurrence by Borrower or any member of its Controlled Group of any liability in excess of $50,000 (in the aggregate), (ix) the commencement of any dispute which might lead to the modification, transfer, revocation, suspension or termination of any Related Document, (x) any termination (without renewal), loss, suspension or other impairment of Borrower's or its Subsidiary's rights under any Material Intellectual Property Right or Material Contract or any expectation of any such termination, loss, suspension or other impairment, (xi) any other material adverse change in a Material Contract, or (xii) any other event or events which could have a Material Adverse Effect. Borrower shall supplement in writing and deliver to Agent each Schedule required in accordance with this Agreement and any representation herein with respect to any matter hereafter arising which, if existing or occurring on the Closing Date, would have been required to be set forth or described on


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such Schedule or as an exception to such representation so that the representations and warranties subject to such supplemental disclosure shall then be true and accurate in all material respects as supplemented; PROVIDED that the furnishing of such supplemental disclosure shall not constitute a cure or waiver of any Default or Event of Default resulting from the matters disclosed therein or otherwise then existing, except as consented to by the Required Lenders in writing; PROVIDED FURTHER that so long as no Default or Event of Default shall have occurred and be continuing Borrower shall only be required to supplement SCHEDULE 10.15 with respect to Intellectual Property on or prior to each three month anniversary of the Closing Date.

          (i) (i) Within 90 days after the end of each Fiscal Year, a certificate signed by its chief financial officer that summarizes the insurance policies carried by Borrower (such certificate to be in form and substance satisfactory to Agent), and (ii) written notification 30 days prior to any cancellation or material change (other than one which enlarges the scope of coverage, adds additional insureds or increases coverage limits) of any such insurance by Borrower and within 5 days after receipt of any notice (whether formal or informal) of cancellation, reduction in coverage, or shortening of policy period or material adverse change by any of its insurers.

          (j) With respect to each Multiemployer Plan as to which Borrower or any current or past member of its Controlled Group may have any liability, (i) no less frequently than annually, a written estimate (which shall be based on information received from each such plan, it being expressly understood that Borrower shall take all reasonable steps to obtain such information) of the withdrawal liability that would be incurred by Borrower or any current or past member of its Controlled Group in the event that Borrower or any current or past member of its Controlled Group were to completely withdraw from that plan in a complete withdrawal as defined in Section 4201 of ERISA, and (ii) written notice thereof, as soon as it has reason to believe (on the basis of the most recent information available to it) that the sum of (a) the withdrawal liability that would be incurred by Borrower or any current or past member of its Controlled Group if Borrower or any current or past member of its Controlled Group completely withdrew from any Multiemployer Plans as to which Borrower of any current or past member of its Controlled Group has an obligation to contribute, and (b) the amount of the outstanding withdrawal liability (without unaccrued interest) incurred by Borrower of any current or past member of its Controlled Group to Multiemployer Plans, would exceed $50,000 in the aggregate.

          (k) Prompt written notice of execution of any agreement by Borrower or any Subsidiary to merge or consolidate into or with, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person, or for the sale, transfer, lease or conveyance by Borrower or any Subsidiary of all or any substantial part of its assets or sale or assignment without recourse of any of its receivables.

          (l) Within: (i) 30 days after the filing thereof, copies of all income tax returns filed by Borrower or any Subsidiary with any Federal or state taxing authority; and (ii) 30 days after receipt thereof by Borrower or any Subsidiary, evidence of payment of property taxes.


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          (m)  Not later than the twentieth (20th) day of each month, a monthly report ("MONTHLY REPORT"), accompanied by a certificate in the form attached as
EXHIBIT 11.1(m), which shall be signed by the chief executive officer or chief financial officer of Borrower. The Monthly Report shall be in form and substance satisfactory to Agent and shall include, as of the last Business Day of the preceding month (and with respect to the initial Monthly Report attached hereto, as of a date not more than two (2) Business Days prior to the Closing
Date): (i) an aged trial balance of Accounts ("ACCOUNTS TRIAL BALANCE") sorted by Account Debtor in invoice detail and submitted in hard copy and electronic disk indicating which Accounts are current, up to 30, 30 to 59, 60 to 89 and 90 days or more past the original invoice date and listing the names and addresses of all applicable Account Debtors, (ii) a summary of accounts payable showing which accounts payable are current, up to 30, 30 to 59, 60 to 89 and 90 days or more past due and listing the names and addresses of applicable creditors; and
(iii) a schedule of Inventory owned by Borrower and in Borrower's possession valued at the lower of cost or market on a FIFO basis. Borrower shall provide in all Monthly Reports and more frequently if requested by Agent in its reasonable credit judgment, in form satisfactory to Agent, information on each of the following occurrences arising subsequent to the immediately preceding Monthly Report: all sales or other reductions of and all additions to Inventory, all returns of Inventory, and all credits issued by Borrower, all material complaints and claims against Borrower in connection with Inventory.
In addition, Borrower shall deliver a Borrowing Base Certificate to Agent and each Lender not later than the 15th day of each month for the preceding month (or for such shorter periods as Agent may require in its reasonable credit judgment).

          (n) From time to time, such other information concerning Borrower or any Subsidiary as Agent or any Lender may reasonably request.

          SECTION 11.2 CORPORATE EXISTENCE; FOREIGN QUALIFICATION. Do and cause to be done at all times all things necessary to (i) maintain and preserve the corporate existence of Borrower and each Subsidiary, (ii) be duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary, except any such jurisdiction where failure to so qualify could not have a Material Adverse Effect (which jurisdictions shall include, without limitation, those jurisdictions listed in SCHEDULE 10.1) and (iii) comply with all Contractual Obligations and Requirements of Law binding upon Borrower and each Subsidiary, except to the extent that the failure to comply therewith could not have a Material Adverse Effect.

          SECTION 11.3   BOOKS, RECORDS AND INSPECTIONS.   Maintain, and shall
cause each Subsidiary to maintain, complete and accurate books and records. In addition, Agent, each Lender, or any Person designated by Agent or any Lender in writing, shall have the right, from time to time hereafter, to call at Borrower's place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) during normal business hours upon reasonable prior written or telephonic notice by Agent and each Lender or such other Person; PROVIDED, that no prior notice shall be required upon the occurrence and during the continuance of an Event of Default or Unmatured Event of Default, and, without hindrance or delay (i) to inspect, audit, check and make copies of and extracts from Borrower's books, records, journals, orders,


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receipts and any correspondence and other data relating to Borrower's or any
Subsidiary's business or to any transactions between the parties hereto, (ii) to make such verification concerning the Collateral as Agent or the Required Lenders may consider reasonable under the circumstances, and (iii) to discuss the affairs, finances and business of Borrower or any Subsidiary with any officers, employees or directors of Borrower and its Subsidiaries.

          SECTION 11.4 INSURANCE. (i) If Borrower maintains "key man" insurance with respect to any officer or director of Borrower, Borrower shall assign the proceeds of such insurance to Agent pursuant to an assignment in form and substance reasonably satisfactory to Agent, (ii) maintain, and shall cause each Subsidiary to maintain, liability insurance, property damage insurance and casualty insurance (x) as may be required by law or by the Collateral Documents, and (y) in any event to such extent and against such hazards and liabilities, as is customarily maintained by prudent companies similarly situated with financially sound and reputable insurance companies reasonably satisfactory to Agent in such amounts and with such deductibles as are reasonably acceptable to Agent, (iii) maintain, and shall cause each Subsidiary to maintain, a sufficient amount of insurance so that neither Borrower nor Agent or any Lender will be considered a co-insurer or co-insurers, (iv) with respect to each liability insurance policy, (A) cause such policy to provide, pursuant to endorsements in form and substance satisfactory to Agent, that Agent is named as an additional insured and that the insurer will give Agent 30 days' prior written notice of the termination or other material modification of such policy and (B) notify Agent within 5 days after obtaining any new policy, or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase, and (v) with respect to each physical damage or casualty policy, and each life insurance policy referred to in SUBCLAUSE (i), (1) cause such policy to provide, pursuant to endorsements in form and substance satisfactory to Agent, that Agent is named as a loss payee as to personal property, mortgagee as to real property and an assignee with respect to life insurance and that the insurer will give 30 days' prior written notice of the termination or other material modification of such policy, (2) cause such policy to provide, pursuant to endorsements in form and substance satisfactory to Agent, that the insurance shall not be invalidated as against Agent or any Lender by any action or inaction of any Person other than Agent or any Lender, regardless of any breach or violation of any warranty, declaration or condition contained in such policy,
(3) as against Agent and the Lenders, the insurers shall waive any rights of subrogation to the extent that the named insured has waived such rights (and Borrower hereby irrevocably and unconditionally waives any right of subrogation against Agent and the Lenders, except for claims arising out of the gross negligence or willful misconduct of the Lenders), and (4) notify Agent within 5 days of obtaining any new policy or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase.

          SECTION 11.5 TAXES AND LIABILITIES. Pay, and shall cause each Subsidiary to pay, when due all taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP if and so long as forfeiture of any part of the Collateral will not result from the failure to pay any such taxes, assessments or other material liabilities during the period of any such contest.


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          SECTION 11.6   EMPLOYEE BENEFIT PLANS.  (i) Maintain, and cause each
current or past member of the Controlled Group to maintain, each Pension Plan as to which it may have any liability, in compliance in all material respects with all applicable Requirements of Law or as required pursuant to a collective bargaining agreement, or if intended to qualify under Section 401(a) or 501(a) of the IRC, in form and administered in a manner so as not to result in any liability to Borrower or any current or past member of its Controlled Group for failure to comply with the applicable provisions thereof, and (ii) not institute any actions which could give rise to any of the following, unless the liability to Borrower or any current or past member of its Controlled Group arising from the same will not exceed $50,000 or is adequately reserved on the balance sheet of Borrower or one of its Controlled Group members: (a) a Reportable Event, (b) the complete or partial withdrawal from any Multiemployer Plan as defined in
Section 4210 of ERISA, (c) an amendment, modification or termination or withdrawal from of a Pension Plan or the entering into of any new Pension Plan, (whether or not resulting in the posting of a security under Section 401(a)(29) of the IRC or Section 307 of ERISA), (d) an obligation to file a notice of intent to terminate a Pension Plan under Section 4041 of ERISA, (e) a lien under
Section 412 of the IRC or Section 302 of ERISA, (f) the institution of proceedings to terminate a Pension Plan by the Pension Benefit Guaranty Corporation under Section 4043 of ERISA, or (g) other than in the ordinary course, the incurrence of any increase in the contingent liability of Borrower or any other conditions, events or transactions with respect to any present (or future) Employee Benefit Plan. Borrower will not become a party or otherwise become obligated to contribute to any Multiemployer Plan.

          SECTION 11.7 COLLATERAL DOCUMENTS. Cause the Collateral Documents, as security for the payment and performance of Notes and all other Liabilities, to be and remain valid, perfected Liens on and security interests in all assets of Borrower and each Subsidiary now or hereafter existing or acquired (free of all other Liens whatsoever other than Permitted Liens).

          SECTION 11.8 COMPLIANCE WITH LAWS. Comply, and shall cause each Subsidiary to comply, with all Federal, state and local laws, rules and regulations related to its business except to the extent that the failure to comply could not have a Material Adverse Effect.

          SECTION 11.9 MAINTENANCE OF PERMITS. Maintain, and shall cause each Subsidiary to maintain, all permits, licenses and consents as are required for the conduct of its business by any state, Federal or local government agency or instrumentality (including, without limitation, any such license, consent or permit relating to Hazardous Materials or the disposal thereof) if the failure to maintain such licenses, permits and consents could not have a Material Adverse Effect.

          SECTION 11.10 PURCHASE, REDEMPTION, DISTRIBUTION, INTEREST AND PAYMENT RESTRICTIONS. Not, nor shall it permit any Subsidiary to, (i) directly or indirectly, purchase, redeem or otherwise acquire any of its Equity Interests or declare or make any dividend, distribution or payment to any holder of any of its Equity Interests, or set aside any funds for any such purpose, or make any other payment of any nature whatsoever to any holder of any shares of the capital stock or any of their or Borrower's Affiliates or members, partners or shareholders (in their capacity as


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such); PROVIDED that (i) any Subsidiary may declare and pay dividends to any other Subsidiary owning its capital stock or to Borrower, (ii) Borrower may redeem Equity Interests with the proceeds of the issuance of replacement Equity Interests and (iii) Borrower may declare and pay dividends consisting of capital stock of Borrower or (ii) enter into or assume any agreement, instrument, indenture or other obligation (other than the Related Documents) which
(a) contains a negative pledge provision which would require a sharing of any interest in the Collateral, (b) prohibits or limits the creation or assumption of any Lien in favor of Agent for the benefit of itself and the Lenders upon its Property, whether now owned or hereafter acquired, or (c) restricts, prohibits or requires the consent of any Person with respect to the payment of any dividend, distribution or payment to any holder of its Equity Interests or (iii) make payments prohibited by SECTION 11.14.

          SECTION 11.11 LOANS, ADVANCES OR INVESTMENTS. Not make or permit any Subsidiary to make any loans or advances to, investments in, or contributions to the capital of, any other Person, except for (i) the endorsement, in the ordinary course of collection, of instruments payable to it or to its order,
(ii) loans and royalty advances to recording artists in the ordinary course of business, (iii) investments in Cash Equivalents and (iv) investments in Subsidiaries and other investments existing on the Closing Date and disclosed on
SCHEDULE 11.11.

          SECTION 11.12 MERGERS, CONSOLIDATIONS, SALES. Not, nor shall it permit any Subsidiary to, (a) be a party to any merger or consolidation or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest or other interest in, any other Person other than (i) the House of Blues Venture and (ii) other joint ventures entered into in Borrower's ordinary course of business with respect to the music or related entertainment business; PROVIDED that Borrower continues to own, free and clear of any interest of the joint venture (other than allocation of profits therefrom), all music rights and recording product used in such joint venture; or (b) sell, transfer, convey or lease all or any substantial part of its assets or sell or assign with or without recourse any Account, other than any sale of inventory in the ordinary course of business; PROVIDED, that the sale, transfer, conveyance or lease of assets shall be in addition subject to the limitations set forth in the Collateral Documents.

          SECTION 11.13 UNCONDITIONAL PURCHASE OBLIGATIONS. Not, nor shall it permit any Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.

          SECTION 11.14 REGULATIONS U AND X. Not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, as amended from time to time.

          SECTION 11.15 SUBSIDIARIES. Notwithstanding any provision of this Agreement to the contrary, not create or permit to exist any Subsidiary of it except for the Subsidiaries identified on SCHEDULE 10.18.


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

          SECTION 11.16 NO AMENDMENT OF ORGANIZATION DOCUMENTS. Not enter into or permit to exist any amendment or modification of the Organization Documents of Borrower or any Subsidiary.

          SECTION 11.17 OTHER AGREEMENTS. Not enter into, nor shall it permit any Subsidiary to enter into, any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder, any of the Related Documents or under any other instrument or document delivered or to be delivered by it hereunder or in connection herewith.

          SECTION 11.18 BUSINESS ACTIVITIES; NAME. Not engage in, nor shall it permit any Subsidiary to engage in, any type of business except the businesses described in SCHEDULE 11.18 and the activities incidental and related thereto. Borrower shall, and shall cause each Subsidiary to, transact business only in its corporate name and such trade names as are set forth in SCHEDULE 10.16. Following the Closing Date, neither Borrower nor any Subsidiary will conduct its business under any trade or fictitious name other than the duly registered names disclosed on SCHEDULE 10.16.

          SECTION 11.19 TRANSACTIONS WITH AFFILIATES. Not, nor shall it permit any Subsidiary to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any Affiliate, including without limitation the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except transactions referred to on SCHEDULE 11.19.

          SECTION 11.20 ENVIRONMENTAL LIABILITIES. Not, nor shall it permit any Subsidiary to, violate any Requirement of Law regarding Hazardous Material; and, without limiting the foregoing, not, and not permit any Person to, dispose of any Hazardous Material into or onto (except in accordance with Requirements of Law), or (except in accordance with Requirements of Law) from, any real property owned or operated by it nor allow any lien imposed pursuant to any law, regulation or order relating to Hazardous Materials or the disposal thereof to be imposed or to remain on such real property.

          SECTION 11.21 INDEBTEDNESS. Not, nor shall it permit any Subsidiary to, incur or permit to exist any Indebtedness or accounts payable except (i) the Loans, (ii) deferred taxes, (iii) current accounts payable arising in the ordinary course of business and not overdue, (iv) non-current accounts payable which Borrower or such Subsidiary, as the case may be, is contesting in good faith and by appropriate proceedings diligently conducted, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, and (v) Indebtedness of a type referenced in clauses (b) and (c) of the definition of Permitted Liens ("PERMITTED PURCHASE MONEY DEBT"),
(vi) Subordinated Debt, and (vii) other Indebtedness shown on SCHEDULE 11.21. Except as expressly permitted herein, Borrower shall not, and shall not permit any Subsidiary to, voluntarily prepay, defease, purchase, redeem, retire or otherwise acquire any Indebtedness other than the Liabilities.


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          SECTION 11.22  LIENS.  Not create or permit to exist, nor shall it permit any Subsidiary to create or permit to exist, any Lien with respect to any of its assets shall now or hereafter existing or acquired, except Permitted Liens.

          SECTION 11.23 FISCAL YEAR. Not change, nor shall it permit any Subsidiary to change, its Fiscal Year.

          SECTION 11.24 LANDLORD AND WAREHOUSEMAN AGREEMENTS. Provide, and shall cause each Subsidiary to provide, Agent with copies of all agreements between such Person and any landlord, bailee, warehouseman or processor which owns any premises at which Inventory or any other Collateral may, from time to time, be located. Borrower shall deliver to Agent on or before the Closing Date a landlord's waiver in form and substance acceptable to Agent from the lessor of each leased property currently being used by Borrower or any Subsidiary where Collateral is located; PROVIDED that Borrower shall not be required to deliver a landlord's waiver with respect to any location at which less than $50,000 of Collateral is located; PROVIDED FURTHER that notwithstanding such exception, all Inventory located at any such location shall be deemed ineligible. Borrower shall deliver to Agent a bailee letter in form and substance acceptable to Agent with respect to any warehouse or other location where Collateral is located. With respect to leased locations or warehouse space or processing locations leased on the Closing Date, if Borrower is unable to deliver such a landlord waiver or bailee letter the Inventory at that location shall automatically be deemed ineligible without further action by Agent . In the event that Borrower delivers to Agent such landlord waiver or bailee letter, as applicable, after the Closing Date, subject to the terms and conditions of this Agreement (including SECTION 9.4), Inventory located at such leased location or other location, as applicable, may be considered Eligible Inventory. Borrower shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or warehouse or processing location where any Collateral is or may be located. Borrower shall promptly deliver to Agent copies of (i) any and all default notices received by it under or with respect to any such leased location or other location, and (ii) such other notices or documents as Agent may request in its reasonable discretion.

          SECTION 11.25 MAINTENANCE OF REAL ESTATE. Keep and maintain, and shall cause each Subsidiary to keep and maintain, the Real Estate owned by such Person and all improvements thereon in good condition and repair (ordinary wear and tear excepted) and shall maintain, and shall cause each Subsidiary to maintain, the value and utility thereof, and shall maintain, and shall cause each Subsidiary to maintain, such Real Estate in conformity with all applicable building and zoning codes and other applicable laws, statutes, rules and regulations. Borrower shall maintain, and shall cause each Subsidiary to maintain, its leased real property in the same manner as its owned Real Estate, and comply with the terms of its leases of Real Estate, in accordance with the applicable leases.

          SECTION 11.26 ACCOUNT RECORDS. At all times hereafter maintain a record of its Accounts, keeping correct and accurate records itemizing and describing the names and addresses of Account Debtors, relevant invoice numbers, shipping dates and due dates, collection histories, and Accounts agings, all of which records shall be available during Borrower's usual business hours at the request of any of Agent's or any Lender's officers, employees or agents. Borrower shall cooperate fully with Agent and its agents who shall have the right at any time or times to inspect its Accounts and the records with respect thereto. Borrower shall conduct a review of its bad debt reserves and collection histories at least once each year and promptly following such review shall supply Agent with a report in a form and with such specificity as may be reasonably satisfactory to Agent concerning such review of the Accounts.

          SECTION 11.27 INSTRUMENTS AND CHATTEL PAPER. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of First Source Financial LLP, as Agent." Upon the request of Agent and at all times upon the occurrence and during the continuance of an Event of Default or Unmatured Event of Default, immediately upon Borrower's receipt thereof, Borrower shall deliver or cause to be delivered to Agent, with appropriate endorsement and assignment to vest title, with full recourse to Borrower, and possession in Agent, all Instruments and Chattel Paper which Borrower now owns or may at any time or times hereafter acquire.

          SECTION 11.28 INVENTORY RECORDS. At all times hereafter maintain a perpetual inventory, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory and of Eligible Inventory, Borrower's cost therefor and daily withdrawals therefrom and additions thereto, and the locations of all Inventory in the possession of bailees, all of which records shall be available during Borrower's usual business hours at the request of any of Agent's officers, employees or agents. Borrower shall cooperate fully with Agent and its agents who shall have the right at any time or times to inspect the Inventory and the records with respect thereto. Borrower shall conduct a physical count of its Inventory at least once each year and promptly following such physical inventory shall supply Agent with a report in form and substance satisfactory to Agent concerning such physical count of its Inventory, and shall furnish to Agent, at Agent's request, such other documents and reports with respect to the Inventory.

          SECTION 11.29 COLLATERAL LOCATIONS. Neither the location of the principal place of business and chief executive office of Borrower or any Subsidiary as set forth on SCHEDULE 10.16, the locations of Collateral as set forth on SCHEDULE 11.29, nor the corporate name or mailing address of Borrower or any Subsidiary shall be changed, nor shall there be established additional places of business or additional locations at which Collateral is stored, kept or processed unless (i) Borrower shall have given Agent not less than thirty
(30) days prior written notice thereof, (ii) Agent shall have determined that, after giving effect to any such change of name, address or location, Agent shall have a first perfected Lien in the Collateral except for Permitted Liens, (iii) in the case of Collateral locations, Borrower shall have delivered a landlord waiver or bailee letter, as applicable, in form and substance satisfactory to Agent with respect to such location PROVIDED that Borrower shall not be required to deliver a landlord's waiver with respect to any location at which less than $50,000 of Collateral is located; PROVIDED FURTHER that notwithstanding such exception, all Inventory located at any such location shall be deemed ineligible, and (iv) all negotiable documents and receipts in respect of any Collateral maintained at such premises are promptly delivered to Agent. Prior to making any such change or establishing such new location, Borrower or a Subsidiary, as the case may be, shall execute any additional financing statements or other documents or notices required by Agent. All Collateral located at any such new location shall automatically without further action by Agent be deemed ineligible to constitute Eligible Accounts or Eligible Inventory, as the case may be, until Borrower shall have complied with the requirements of this SECTION 11.29 and
SECTION 11.24.

          SECTION 11.30 DISPOSAL OF PROPERTY. Not, and shall not permit any Subsidiary to, sell, lease, assign, transfer or otherwise dispose of any of its Property or rights to any Person except for (i) bona fide sales of Inventory to customers for fair value in the ordinary course of business and (ii) sales of Equipment which is obsolete, worn-out or otherwise not useable in Borrower's
business in an aggregate amount in any Fiscal Year not to exceed $50,000.   In
the event any Equipment of Borrower or any Subsidiary is sold, transferred or otherwise disposed of as permitted by this SECTION 11.30 or with the Required Lenders' consent, and (i) such sale, transfer or disposition is effected without replacement of the Equipment so sold, transferred or disposed of or such Equipment is replaced by Equipment leased by such Person, such Person shall promptly (but in any event within three (3) Business Days of the receipt thereof) deliver all of the cash proceeds of any such sale, transfer or disposition to Agent, or (ii) such sale, transfer or disposition is made in connection with the purchase by such Person of replacement Equipment, such Person shall use the proceeds of such sale, transfer or disposition to finance the purchase by such Person of replacement Equipment and shall deliver to Agent written evidence of the use of the proceeds for such purchase. Except as permitted by SECTION 11.22, all replacement Equipment purchased by Borrower or any Subsidiary shall be free and clear of all Liens, except for Liens in favor of Agent. All proceeds delivered to Agent under this SECTION 11.30 shall be applied to the remaining scheduled payments on the Term Loans in the inverse order of their maturities or, if the Term Loans have been paid in full, to the outstanding Revolving Loans (without permanent reduction of the Revolving Commitment) without premium or penalty except as provided in SECTION 2.8, with such proceeds to be applied first to Base Rate Loans until paid in full and then to LIBOR Rate Loans.

          SECTION 11.31 MANAGEMENT AND CONSULTING FEES. Not, and shall not permit any Subsidiary to, enter into any management or consulting agreements or other similar arrangements with any Person or retain any management consultants resulting in payment in connection therewith in the aggregate in excess of (a) One Million Dollars ($1,000,000) in capitalized costs in connection with management information systems for the period from the Closing Date through December 31, 1999 and (b) Five Hundred Thousand Dollars ($500,000) in any calendar year for all other agreements.

          SECTION 11.32 CORPORATE ACCOUNTS. Not maintain corporate deposit accounts jointly with any Affiliate or commingle any of its funds with funds of any Affiliate.

          SECTION 11.33  FINANCIAL COVENANTS.

          (a) NET WORTH. Maintain Net Worth at all times during each period listed below of at least the amounts set forth opposite such period:


                                                              Minimum
          Period                                             Net Worth
          ------                                             ---------
     Fiscal Quarter ending September 30, 1998               $17,500,000
     Fiscal Quarter ending December 31, 1998                $18,500,000
     Fiscal Quarter ending March 31, 1999                   $19,000,000
     Fiscal Quarter ending June 30, 1999                    $19,500,000
     Fiscal Quarter ending September 30, 1999               $20,500,000
     December 31, 1999 through September 30, 2000           $22,000,000
     December 31, 2000                                      $24,500,000
     March 31, 2001 and each Fiscal Quarter thereafter      $24,500,000 plus
                                                            fifty percent (50%)
                                                            of cumulative
                                                            quarterly Net Income
                                                            (without giving
                                                            effect to any
                                                            quarterly net losses
                                                            in determining Net
                                                            Income)


          (b) INTEREST COVERAGE RATIO. Not permit the Interest Coverage Ratio measured on the last day of a Fiscal Quarter for the twelve (12) month period (or, in the case of the Fiscal Quarter ending on September 30, 1998, for the previous nine (9) months) ending on the last day of such Fiscal Quarter to be less than the ratio listed below opposite such period:

          Periods                                           Ratio
          -------                                           -----
     September 30, 1998                                     2.0 to 1.0
     December 31, 1998 through September 30, 1999           2.4 to 1.0
     December 31, 1999 and thereafter                       3.0 to 1.0

          (c) GROSS CAPITAL EXPENDITURES. Not, nor shall it permit any Subsidiary to, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make or commit to make Gross Capital Expenditures, except that Borrower may, so long as no Event of Default or Unmatured Event of Default shall exist or would result therefrom, make Gross Capital Expenditures (excluding any permitted acquisitions) in the ordinary course of business in an aggregate amount not to exceed $1,000,000 during (a) the period from the Closing Date through December 31, 1998 and (ii) any Fiscal Year thereafter.


          SECTION 12     CONDITIONS.

          The obligation of the Lenders to make the Loans is subject to the following conditions precedent or concurrent:

          SECTION 12.1 INITIAL REVOLVING LOAN. The obligation of the Lenders to make the initial Revolving Loan shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to Agent and the Required Lenders) of each of the conditions precedent set forth below:

          (a) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will result from the making of such Loan.

          (b) All warranties and representations contained in this Agreement and the Related Documents shall be true and correct as of the date of such Loan, with the same effect as though made on the date of such Loan.

          (c) In the opinion of Agent and the Required Lenders, in their sole and absolute discretion, (i) no litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry shall, on the date of the initial Loan, be pending, or to the knowledge of Borrower, threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or to obtain relief as a result of, the Related Transactions, or would be materially adverse to, or be detrimental to the interests of, any of the parties to this Agreement or the Related Documents or any of the Related Transactions, and (ii) no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigation or proceeding or inquiry disclosed in SCHEDULE 10.4.

          (d) The fees referred to in SECTION 5 which are due and payable on or prior to the date of the initial Loan shall have been paid to Agent and the Lenders.

          (e) The Lockbox, the Master Account and the Operating Account shall have been established pursuant to SECTION 6.2 and the financial institutions at which Borrower has established the payroll and petty cash accounts described in
SECTION 6.2(c) shall have furnished Agent with the acknowledgment referred to in such Section.

          (f) Agent shall have received all of the following, each duly executed and dated the date of the initial Loan (or such earlier date as shall be satisfactory to Agent), in form and substance satisfactory to Agent: the Notes, the Bank Agency Agreement, the Security Agreements, the Guaranties, the Stock Pledge Agreement, Borrower's and each Subsidiary's certificate of incorporation (including the terms of Borrower's preferred stock) and such other agreements, documents, environmental reports, appraisals, instruments, certificates and opinions as Agent may reasonably request.

          (g) Borrowing Availability after giving effect to all such Revolving Loans and LC Exposure existing on the Closing Date shall be not less than $5,000,000.

          (h) The obligations of Borrower identified on SCHEDULE 12.1(h) (herein called "INDEBTEDNESS TO BE REFINANCED"), together with all interest accrued thereon and all prepayment premiums and other amounts payable in connection therewith, shall have been refinanced in full from the proceeds of the Loans and Agent shall have received
(i) the certificate of the President or a Vice President of Borrower, dated the date of the initial Revolving Loan to such effect, (ii) a letter from each of the holders of the Indebtedness to be Refinanced setting forth in each case (x) the amount of principal and accrued interest thereon due such holder as of the date of such letter, (y) the per diem interest rate on unpaid principal thereunder as of such date, and (z) payment instructions relative to the payment of such Indebtedness to be Refinanced, and, unless waived by Agent, enclosing in escrow any and all Uniform Commercial Code termination statements, mortgage releases and releases of security interests in patents, trademarks and copyrights, in form and substance satisfactory to Agent, sufficient to terminate all Liens securing any of the Indebtedness to be Refinanced.

          (i) A written consent from the venture partner of Borrower in the House of Blues Venture to the collateral assignment of Borrower's equity interest in the House of Blues Venture pursuant to the Stock Pledge Agreement.

          SECTION 12.2 ALL LOANS; LC GUARANTIES. The obligation of the Lenders to make the initial Loan and each subsequent Loan or to issue an LC Guaranty is subject to the following further conditions precedent (except as set forth in SECTION 12.2(c)):

          (a) (i) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will result from the making of such Loan or issuing such LC Guaranty, (ii) the warranties and representations contained in this Agreement and the Related Documents shall be true and correct in all material respects as of the date of such requested Loan or provision of such LC Guaranty, with the same effect as though made on the date of such Loan or provision of such LC Guaranty, and (iii) there shall have been no material adverse change or notice to Borrower of prospective material adverse change with respect to insurance maintained by Borrower.

          (b) (i) No claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry not disclosed in writing by Borrower to Lender prior to the date of the last previous Loan or issuance of an LC Guaranty, whichever shall be pending or known to be threatened against Borrower, (ii) no material development not so disclosed shall have occurred in any claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry which was so disclosed, and (iii) no event, condition or development shall have occurred or developed at any time (whether before or after the making of the last previous Loan), which (in the case of each of the foregoing CLAUSES (i) through (iii)) in the opinion of the Required Lenders could have a Material Adverse Effect.

          (c) Agent shall have received (i) a Monthly Report from Borrower dated no more than thirty-one (31) days prior to the date of such Loan (provided such period shall be two (2) days prior in the case of the Initial Loan), (ii) a Borrowing Base Certificate delivered in accordance with SECTION 11.1(m), (iii) not later than the fifteenth Business Day of the first calendar month following the making of each Loan, a certificate, substantially in the form of EXHIBIT 12.2(c)-1 or in such other form as Agent shall from time to time designate to Borrower (the "BORROWING CERTIFICATE") dated the last Business Day of the month in which such Loan was requested, signed by the President or a Vice President of Borrower, (iv) not less than three (3) days prior to the making of an LC Guaranty, a certificate substantially in the form of EXHIBIT 12.2(c)-2 (the "LC GUARANTY REQUEST") relating to all Permitted LCs to be covered by an LC Guaranty since the most recent prior LC Guaranty Request, signed by the President or a Vice President or other appropriate officer of Borrower, and (v) such other documents as Agent may reasonably request in support of such requested Loan or LC Guaranty, provided, that unless otherwise requested by Agent, Borrower may deliver one Borrowing Certificate each calendar month for all Loans for which such Borrowing Certificate is required.


          SECTION 13     EVENTS OF DEFAULT AND THEIR EFFECT.

          SECTION 13.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

          (a) Default in the payment when due, whether by acceleration or otherwise, of any principal of or interest or premium on any Loan.

          (b) Default, and continuance thereof for five (5) days, in the payment when due, whether by acceleration or otherwise, of any amount payable hereunder or under the Related Documents (other than any amount described in SECTION 13.1(a)).

          (c) (i) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Indebtedness of, or guaranteed by, Borrower or any Subsidiary, or (ii) default in the performance or observance of any obligation or condition with respect to any such other Indebtedness of, or guaranteed by, Borrower or any Subsidiary, if the effect of such default is to accelerate the maturity of (or there is matured and unpaid) such other Indebtedness aggregating $1,000,000 or more, or to cause such other Indebtedness aggregating $1,000,000 or more to become due and payable, or to permit the holder or holders of such other Indebtedness of $1,000,000 or more, or any trustee or agent for such holders, to cause such other Indebtedness to become due and payable prior to its expressed maturity.

          (d) Default in the payment when due, or in the performance or observance of any material obligation of, or material condition agreed to by Borrower or any Subsidiary (subject to applicable cure periods) with respect to any Material Contract or any Material Intellectual Property Right (except only to the extent that the existence of any such default is being contested by such Person in good faith and by appropriate proceedings diligently conducted and with respect to which such Person has established, and is maintaining, adequate reserves therefor in accordance with GAAP) .

          (e) (i) Borrower or any Subsidiary or Guarantor becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or (ii) Borrower or any Subsidiary or Guarantor applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian or similar Person for itself or for any of its Property, or makes a general assignment for the benefit of creditors; or (iii) in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian or similar Person is appointed for Borrower or any Subsidiary or Guarantor or for a substantial part of its Property, unless (I) Borrower or such Subsidiary or Guarantor institutes appropriate proceedings to contest or discharge such appointment within 10 days and thereafter continuously and diligently prosecutes such proceedings and (II) such appointment is in fact discharged within 45 days of such appointment; or
(iv) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of Borrower or any Subsidiary or Guarantor, unless (X) such case or proceeding is not commenced by Borrower or such Subsidiary or Guarantor, (Y) such case or proceeding is not consented to or acquiesced in by Borrower or such Subsidiary or Guarantor, and (Z) Borrower or such Subsidiary or Guarantor institutes appropriate proceedings to dismiss such case or proceeding within 10 days and thereafter continuously and diligently prosecutes such proceedings and such case or proceeding is in fact dismissed within 45 days after the commencement thereof; or (v) Borrower or such Subsidiary or Guarantor takes any action to authorize, or in furtherance of, any of the foregoing.

          (f) Failure by Borrower to comply with or to perform (x) any provision contained in clause (i) of SECTION 11.1(h), SECTION 11.4 or SECTION
11.10 through 11.33 or (y) any provision contained in any Section of this Agreement (other than occurrences referred to or embodied in other clauses of this Section 13.1) for a period of five (5) Business Days after the earlier of
(i) Borrower's receipt of notice from Agent or (ii) actual knowledge of such failure by Borrower.

          (g) Any warranty or representation made by or on behalf of Borrower, any Subsidiary or any other Person (other than Agent or a Lender) herein or in any of other Related Documents, or otherwise in connection herewith or therewith is inaccurate or incorrect, or is breached or false or misleading, in any material respect as of the date such warranty or representation is made; or any schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of Borrower or any Subsidiary to Agent or any Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

          (h) Except to the extent that any of the following is expressly permitted hereunder or does not give rise to the incurrence by Borrower or any current or past member of its Controlled Group of any liability in excess of $50,000, or except to the extent any of the following is adequately reserved on the balance sheet of Borrower or one of its current members of its Controlled Group , the institution of any steps by Borrower or any other Person, including the Pension Benefit Guaranty Corporation, (a) to amend, modify or terminate a Pension Plan or to enter into any new Pension Plan, (b) to cause a complete or partial withdrawal from any Multiemployer Plan, or (c) other than in the ordinary course, to directly or indirectly cause to exist any other conditions, events or transaction which could give rise to any liability of Borrower or any current member of its Controlled Group with respect to any Employee Benefit Plan.

          (i) Any party (including Borrower ) to any other Related Document (other than Agent or any Lender) shall fail to comply with or to perform (subject to any applicable grace period) any provision of such Related Document applicable to it; or any of the Related Documents shall fail to remain in full force and effect; or any action shall be taken by any Person (other than Agent or any Lender or Master Account Bank) to discontinue or terminate any of the Related Documents or to contest the validity, binding nature or enforceability of any thereof.

          (j) Any of the Collateral or the Property of Borrower or any Subsidiary having a fair market value of more than $50,000 in the aggregate is attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the possession or control of any judgment creditor, receiver, trustee, custodian or assignee for the benefit of creditors of Borrower or any Subsidiary and on or before the thirty (30) day period thereafter such Collateral or Property is not returned to such Person or such writ, distress warrant or levy is not dismissed, vacated, stayed or lifted.

          (k)  Any Change of Control shall occur.

          (l) There shall be entered against Borrower or any Subsidiary one or more judgments, awards or decrees, or orders of attachment, garnishment or any other writ, which exceed $100,000 in the aggregate at any one time outstanding, excluding judgments, awards, decrees, orders or writs (i) for which there is full insurance (subject to deductibles permitted herein) and with respect to which the insurer has assumed responsibility in writing, (ii) for which there is full indemnification (upon terms and by creditworthy indemnitors which are satisfactory to Agent) or (iii) which have been in force for less than the applicable period for filing an appeal so long as execution is not levied thereunder (or in respect of which Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review).

          (m) The receipt by Borrower or any Subsidiary of any notice, claim or assessment from any Federal, state or local governmental authority, or any other Person, asserting liability or potential liability against Borrower or such Subsidiary under any Environmental Law that could have a Material Adverse Effect.

          (n)  The Polygram Distribution Agreement shall be terminated.

          (o) The Closing Balance Sheet shall show any material adverse change from the Pro Forma.

          (p) Any material damage to, or loss, theft, or destruction of, any of the Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which results in or causes cessation or substantial curtailment of production or other revenue producing activities of more than ten percent (10%) of Borrower's consolidated gross revenues for more than fifteen (15) consecutive days.

          (q) Any security interest created under any Related Document shall cease to be a valid and perfected first priority security interest or Lien (subject to Permitted Liens) in any of the Collateral purported to be covered thereby for any reason other than the failure of Agent or any Lender to take any action within its control.

          SECTION 13.2 EFFECT OF EVENT OF DEFAULT. If an Unmatured Event of Default or an Event of Default shall have occurred and be continuing, Agent may elect to do one or more of the following at any time or times and in any order:
(i) reduce the amount of the Revolving Commitment, (ii) restrict the amount of, or suspend its obligations to make, Revolving Loans, (iii) restrict or suspend the issuance of Letters of Credit or LC Guaranties or (iv) demand that Borrower immediately deposit with Agent an amount equal to one hundred ten percent (110%) of the L/C Exposure to enable Agent to make payments under the LC Guaranties when required, and such amount shall become immediately due and payable. If any Event of Default described in SECTION 13.1(e) shall occur, the Commitments (if not theretofore terminated) shall immediately terminate and the Notes and all other Liabilities shall become immediately due and payable, all without notice of any kind; and, in the case of any other Event of Default, Agent may, and Agent shall at the direction of the Required Lenders, declare the Commitments (if not theretofore terminated) to be terminated and the Notes and all other Liabilities to be due and payable, whereupon the Commitments (if not theretofore terminated) shall immediately terminate and the Notes and all other Liabilities shall become immediately due and payable, all without further notice of any kind. Agent shall promptly provide Borrower written notice of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in SECTION 13 may be waived by the Required Lenders in writing. In the case of any Event of Default occurring by reason of any wilful action or inaction by or on behalf of Borrower in order to avoid payment of any prepayment fee or premium pursuant to SECTION 2.8 which Borrower would have to pay if the Liabilities were paid in full, an equivalent fee shall also be immediately due and payable to the extent permitted by law.

          SECTION 13.3 RIGHTS AND REMEDIES GENERALLY. Upon acceleration of the Liabilities, Agent, on behalf of the Lenders, shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Related Documents, all of the rights and remedies of a secured party under the Code or other applicable laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law. In addition to all such rights and remedies, Agent shall have the right to sell, lease or otherwise dispose of all or any part of the Collateral and the sale, lease or other disposition of the Collateral, or any part thereof, by Agent after an Event of Default may be for cash, credit or any combination thereof, and Agent or any Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Liabilities then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. Agent shall have the right to conduct such sales on Borrower's premises, at Borrower's expense, or elsewhere, on such occasion or occasions as Agent may see fit.

          SECTION 13.4 ENTRY UPON PREMISES AND ACCESS TO INFORMATION. Upon acceleration of the Liabilities, Agent shall have the right (i) to cause the Collateral to remain on

Borrower's premises, without any obligation to pay rent, (ii) to enter upon the premises of Borrower where the Collateral is located or any other place or places where the Collateral is believed to be located and kept, without any obligation to pay rent, to render the Collateral useable or saleable, or to remove the Collateral therefrom to the premises of Agent or any agent of Agent, at Borrower's expense, for such time as Agent may desire in order effectively to collect or liquidate the Collateral, and (iii) to require Borrower to assemble the Collateral and make it available to Agent at a place or places to be designated by Agent. Upon acceleration of the Liabilities, Agent shall have the right to take possession of Borrower's original books and records, to obtain access to Borrower's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Agent deems appropriate; and Agent shall have the right to notify postal authorities to change the address for delivery of Borrower's mail to an address designated by Agent and to receive, open and dispose of all mail addressed to Borrower and to take possession of all checks or other original remittances contained in such mail. Borrower shall promptly forward to Borrower all other mail.

          SECTION 13.5 SALE OR OTHER DISPOSITION OF COLLATERAL BY AGENT. Any notice required to be given by Agent or any Lender of a sale, lease or other disposition or other intended action by Agent with respect to any of the Collateral which is given to Borrower as specified in SECTION 14.3, at least ten
(10) days prior to such proposed action, shall constitute fair and reasonable notice to Borrower of any such action. The net proceeds realized by Agent upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Agent in connection therewith, shall be applied as provided herein toward satisfaction of the Liabilities. Agent shall account to Borrower for any surplus realized upon such sale or other disposition, and Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect Agent's Liens on the Collateral until the Liabilities are fully paid.

          SECTION 13.6 NOTICE TO ACCOUNT DEBTORS. Agent may, in its sole discretion, at any time or times, upon the occurrence and during the continuance of an Event of Default and without prior notice to Borrower, notify any or all Account Debtors that the Accounts have been assigned to Agent, for the benefit of the Lenders, and that Agent has a Lien therein. Upon the occurrence and during the continuance of an Event of Default, Agent may direct or, at the request of Agent, Borrower shall direct, any or all Account Debtors to make all payments upon the Accounts directly to Agent. Agent shall furnish Borrower with a copy of any such notice.

          SECTION 13.7 WAIVER OF DEMAND. DEMAND, PRESENTMENT, PROTEST AND NOTICE OF DEMAND, PRESENTMENT, PROTEST, NONPAYMENT, INTENT TO ACCELERATE AND ACCELERATION ARE HEREBY WAIVED BY BORROWER. BORROWER ALSO WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

          SECTION 13.8 WAIVER OF NOTICE. EXCEPT AS PROVIDED IN SECTION 13.5, UPON THE OCCURRENCE OF A DEFAULT OR AN EVENT OF DEFAULT,


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BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE
EXERCISE BY AGENT AND THE LENDERS OF THEIR RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. BORROWER ACKNOWLEDGES THAT IT HAS BEEN
ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS AGREEMENT.

          SECTION 14     GENERAL.

          SECTION 14.1 WAIVER; AMENDMENTS. No delay on the part of any Lender or Agent or any holder of a Note or other Liability in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or a Note or any Related Document shall in any event be effective unless the same shall be in writing and signed and delivered by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that no amendment, waiver or consent shall, unless in writing and signed by all each affected Lender, do any of the following: (i) increase the Commitment of a Lender or subject a Lender to any additional obligations, (ii) except as otherwise expressly provided in this Agreement, reduce the principal of, or interest on, the Notes, any Reimbursement Obligations or any fees hereunder, (iii) postpone any date fixed for any payment in respect of principal of, or interest on, the Notes, any Reimbursement Obligations or any fees hereunder, (iv) change the percentage of the Commitment, or any minimum requirement, necessary for the Lenders or the Required Lenders to take any action hereunder, (v) amend or waive this SECTION 14.1, or change the definition of Required Lenders, or (vi) except as otherwise expressly provided in this Agreement (including without limitation as provided in SECTION 11.30 hereof), and other than in connection with the financing, refinancing, sale or other disposition of any asset of any Borrower or Subsidiary permitted under this Agreement, release any Liens in favor of Agent on all or any substantial portion of the Collateral; PROVIDED, FURTHER, that no amendment, waiver or consent affecting the rights or duties of Agent under any Related Documents shall in any event be effective, unless in writing and signed by Agent, in addition to the Lenders required hereinabove to take such action. Notwithstanding any of the foregoing to the contrary, the consent of Borrower or any Guarantor shall not be required for any amendment, modification or waiver of the provisions of SECTION 15.2 (other than the provisions of SECTION 15.2.9).
In addition, Borrower and the Lenders hereby authorize Agent to modify this Agreement by unilaterally amending or supplementing SCHEDULE 1 from time to time in the manner requested by Borrower, Agent or any Lender in order to reflect any assignments or transfers of the Loans, as provided for hereunder; PROVIDED, HOWEVER, that Agent shall promptly deliver a copy of any such modification to Borrower and each Lender. All Events of Default shall continue until the same are waived in accordance with this SUBSECTION 14.1.

          SECTION 14.2 CONFIRMATIONS. Borrower and the Lenders (or any holder of a Note) agree from time to time, upon written request received by it from the other, to confirm to


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the other in writing the aggregate unpaid principal amount of the Loans then outstanding under such Note.

          SECTION 14.3   NOTICES.  Except with respect to SECTIONS 2.3 AND 4.3:
(a) notices forwarded by mail shall be deemed to have been given on the earlier to occur of (i) receipt or (ii) three days after the date sent if sent by registered or certified mail, postage paid, and:

          (a) IF TO BORROWER, addressed to Borrower at its address shown below its signature hereto; or

          (b) IF TO AGENT, addressed to Agent at the address shown below its signature hereto; or

          (c) IF TO A LENDER, addressed to such Lender at its address set forth on SCHEDULE 1; or

in the case of any party, at such other address as such party may, by written notice received by the other parties to this Agreement, have designated as its address for notices; and (b) notices given by telegram or facsimile transmission shall be deemed to have been given when sent if addressed to the party to whom sent, at its address as aforesaid. Notices of borrowing pursuant to SECTION 2.3 and SECTION 4.3 shall be effective upon receipt by Agent and shall be in writing (or by telephone to be confirmed in writing by Borrower). Agent and the Lenders shall be entitled to rely upon all telephone and Electronic Notices and Borrower shall indemnify and hold Agent and each Lender harmless from any loss, cost or expense ensuing from any such reliance, which indemnification shall survive any termination of this Agreement.

          SECTION 14.4 COSTS, EXPENSES AND TAXES. Borrower shall pay on demand all out-of-pocket costs and expenses of Agent (including the reasonable fees and out-of-pocket expenses of counsel for Agent and of local counsel, if any, who may be retained by said counsel and all costs of appraisals, surveys, environmental reviews and the like required to be made or completed) in connection with the preparation, execution and delivery of this Agreement, the Related Documents and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. Borrower further agrees to pay all out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Agent (and in the case of enforcement, each Lender) in connection with the administration, enforcement, waiver or amendment of this Agreement, the Related Documents and any such other instruments or documents. In addition, Borrower agrees to pay, and to save Agent and each Lender harmless from all liability for, any document, stamp, filing, recording, mortgage or other taxes which may be payable in connection with the borrowings hereunder or the execution, delivery, recording or filing of this Agreement, any of the Related Documents or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided for in this SECTION 14.4 shall survive any termination of this Agreement.


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          SECTION 14.5   INDEMNIFICATION. In consideration of Agent's and each
Lender's execution and delivery of this Agreement and the Lenders' extension of the Commitments, Borrower hereby agrees to indemnify, exonerate and hold Agent, Manager, each Lender and each of their respective officers, directors, employees and agents (including, without limitation, Master Account Bank, and herein collectively called "LENDER PARTIES" and individually called a "LENDER PARTY") free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including, without limitation, all documentary, recording, filing, mortgage or other stamp taxes or duties), charges, liabilities and damages, and expenses in connection therewith (irrespective of whether such Lender Party is a party to the action for which indemnification hereunder is sought), and including, without limitation, reasonable attorneys' fees and disbursements (called in this SECTION 14.5 the "INDEMNIFIED LIABILITIES"), of any and every kind whatsoever paid, incurred or suffered by, or asserted against, any Lender Party for, with respect to, arising out of or as a direct or indirect result of:

          (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or involving any Loan or the execution, delivery, performance or enforcement of this Agreement, the Related Documents and any instrument, document or agreement executed pursuant hereto by any of Lender Parties;

          (b) (i) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property legally or beneficially owned (or any estate or interest which is owned) or operated by Borrower or any Subsidiary (including, without limitation, any property owned by a land trust the beneficial interest in which is owned, in whole or in part, by Borrower or any Subsidiary) of any Hazardous Material (including, without limitation, any claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any Hazardous Material), and (ii) any of the conditions disclosed in any of the documents listed on SCHEDULE 10.19 regardless, in the case of either of CLAUSE
(i) or CLAUSE (ii), of whether caused by, or within the control of, Borrower or any Subsidiary;

          (c) (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or any amendment or supplement to any thereof or in any other writing prepared in connection with the offer, sale or resale of any securities of Borrower or any Subsidiary, or (ii) any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; and

          (d) (i) any injury to person or damage to property, known or unknown, reported or unreported, which results from the use of the products of Borrower or any Subsidiary, or (ii) any obligation or liability arising out of or with respect to the business or operations of Borrower or any Subsidiary, in each case whether any of such matters arise before or after the foreclosure of or other taking of title to all or any portion of the Collateral by Agent or the Lenders;


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

except for any such Indemnified Liabilities arising, on account of the relevant Lender Party's gross negligence or willful misconduct and, to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this SECTION 14.5 shall survive any termination of this Agreement and shall not be reduced or impaired by any investigation made by or on behalf of any Lender Party.

          (e) Borrower shall have the right to compromise or, if appropriate, defend at its own cost and through counsel of its own choosing, any Indemnified Liability giving rise to such claim for indemnification. In the event Borrower undertakes to compromise or defend any such Indemnified Liability, it shall promptly (and in any event, no later than fifteen (15) days after receipt of notice of such claim for indemnification) notify Agent in writing of its intention to do so and shall give Agent such security in that regard as Agent reasonably may request. The Lender Parties Party shall fully cooperate with Borrower and its counsel in the defense or compromise of such claim or demand. After the assumption of the defense by the Borrower, the Lender Parties shall not be liable for any legal or other expenses subsequently incurred by Borrower, in connection with such defense, but any Lender Party may participate in such defense at its own expense. No settlement of Indemnified Liabilities defended by Borrower shall be made without the written consent of the Agent, such consent not to be unreasonably withheld. Borrower shall not, except with written consent of the Agent, consent to the entry of a judgment or settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to the Lender Parties of an unconditional release from all liability in respect of Indemnified Liabilities.


          SECTION 14.6 SUBMISSION TO JURISDICTION. AGENT AND EACH LENDER MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT OR THE RELATED DOCUMENTS IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. BORROWER HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM WITH OFFICES ON THE DATE HEREOF AT 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS TO RECEIVE FOR AND ON BEHALF OF BORROWER SERVICE OF PROCESS IN ILLINOIS. BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE AGENT OR ANY LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH


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ACTION.  BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY
LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          SECTION 14.7 GOVERNING LAW. This Agreement and the Notes shall be a contract made under and governed by the internal laws of the State of Illinois without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of Borrower, any of its Subsidiaries and rights of Agent and each Lender and any other holder of a Note or Liability expressed herein or in the Related Documents shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities.

          SECTION 14.8 SEVERAL OBLIGATIONS; NATURE OF LENDER'S RIGHTS. The respective obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other Lender (except to the extent to which the Agent is authorized to act as such). No provision contained herein or in any other Related Document and no course of dealing between the parties shall be deemed to create any fiduciary relationship between the Agent or any Lender and the Borrower or any Guarantor or Subsidiary. The indebtedness of the Borrower incurred under each of the Notes shall be a separate obligation owing to the holder thereof; PROVIDED that each Lender hereby agrees that it shall have no individual right to seek to enforce its rights under its Notes or this Agreement, or to realize upon the Collateral, it being understood and agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Lenders at the direction of the Required Lenders in accordance with the terms of the Related Documents.

          SECTION 14.9 ENTRY INTO AGREEMENT. Borrower represents, warrants and acknowledges that (i) the relationship between it and the Lenders is solely that of a borrower and a lender, and (ii) Borrower is in sole control of its business and has entered into this Agreement as its own free act and voluntary deed, based upon its independent judgment as to its best interests.

          SECTION 14.10 LEGAL OPINIONS. Borrower expressly consents to the rendering of opinions by its counsel and of each other counsel required by Agent or a Lender to be rendered in connection with the initial closing of the matters contemplated hereby, and thereafter to be rendered from time to time in connection with this Agreement or any Related Document, and acknowledges that such opinions, when so rendered, shall be deemed to be rendered at the request and upon the instruction of Borrower, which has, and will have (prior to the rendering of each opinion), consulted with and been advised by such counsel as to the consequences of such consent, request and instructions.


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          SECTION 14.11  JURY TRIAL; DAMAGE WAIVER.  EACH PARTY HERETO HEREBY
EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

          SECTION 14.12 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Borrower, Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, Agent and each Lender and their respective successors and assigns; PROVIDED, HOWEVER, that Borrower shall have no right to assign their rights or delegate its duties under this Agreement. FSFP may assign any of its rights under this Agreement and the Related Documents to its lenders for collateral security purposes. This Agreement and the Related Documents contain the entire agreement of the parties hereto with respect to the matters covered hereby.

          SECTION 14.13 MARSHALING. The Lenders shall be under no obligation to marshall any assets in favor of Borrower or any other Person or against or in payment of any or all of the Liabilities.

          SECTION 14.14 WAIVERS WITH RESPECT TO OTHER INSTRUMENTS. Borrower waives presentment, demand and protest and notice of presentment, demand protest, default, nonpayment, maturity, release, compromise, settlement, extension, or renewal of any or all commercial paper, Accounts, contract rights, documents, Instruments, Chattel Paper and guaranties at any time held by Agent and the Lenders on which Borrower may in any way be liable and hereby ratifies and confirms whatever Agent and the Lenders may do regarding the enforcement, collection, compromise, or release thereof.

          SECTION 14.15  RETENTION OF BORROWER'S DOCUMENTS.   Agent or any
Lender may destroy or otherwise dispose of all documents, schedules, invoices or other papers delivered to Agent or any Lender in accordance with its customary practices unless Borrower requests in writing that same be returned. Upon Borrower's request and at Borrower's expense, Agent or any Lender shall return such papers held by it when its actual or anticipated need for same has terminated.

          SECTION 14.16 SURVIVAL OF WARRANTIES. All representations and warranties of Borrower, the Guarantors and the Subsidiaries contained in this Agreement or any of the other


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Related Documents shall survive the execution and delivery of this Agreement and the other Related Documents and the making of the Loans. Notwithstanding anything contained in this Agreement to the contrary, the provisions of, and the undertakings, indemnifications and agreements of Borrower set forth in SECTIONS 8.14.4 and 14.5 shall survive payment of the Liabilities and termination of this Agreement.

          SECTION 14.17 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopy or similar electronic medium shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any Person delivering an executed counterpart of this Agreement by telecopy or similar electronic medium shall also deliver a manually executed counterpart of this Agreement; PROVIDED, that the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement.

          SECTION 14.18 EXCEPTIONS TO COVENANTS. Neither Borrower nor any Guarantor or Subsidiary shall be deemed to be permitted to take any action or omit to take any action which is permitted as an exception to any of the terms, provisions or covenants contained in any of the Related Documents if such action or omission would result in an Event of Default or Unmatured Event of Default or the breach of any term, provision or covenant contained in any Related Document.

          SECTION 14.19 CONSTRUCTION. Borrower acknowledges that it and its counsel have approved the Related Documents and that the usual rule of construction to the effect that any ambiguities or inconsistencies are to be resolved against the drafting Person shall not be applicable in the interpretation of any of the Related Documents.

          SECTION 14.20 REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Liabilities, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Liabilities shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          SECTION 14.21 ENTIRE AGREEMENT. This Agreement, including all Exhibits, Schedules, the Related Documents and other documents attached hereto or incorporated by reference herein, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof, including that certain Commitment Letter dated as of July 20, 1998 between Borrower and FSFP.


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

          SECTION 14.22  ACKNOWLEDGMENT.   BORROWER ACKNOWLEDGES THAT IT HAS
BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND BORROWER ACKNOWLEDGES AND AGREES THAT (I) EACH OF THE WAIVERS SET FORTH HEREIN WERE KNOWINGLY AND VOLUNTARILY MADE, (II) THE OBLIGATIONS OF AGENT AND EACH LENDER HEREUNDER, INCLUDING THE OBLIGATION TO ADVANCE AND LEND FUNDS TO BORROWER IN ACCORDANCE HEREWITH, SHALL BE STRICTLY CONSTRUED AND SHALL BE EXPRESSLY SUBJECT TO BORROWER'S COMPLIANCE IN ALL RESPECTS WITH THE TERMS AND CONDITIONS HEREIN SET FORTH, AND (III) NO REPRESENTATIVE OF AGENT OR ANY LENDER HAS WAIVED OR MODIFIED ANY OF THE PROVISIONS OF THIS AGREEMENT AS OF THE DATE HEREOF AND NO SUCH WAIVER OR MODIFICATION FOLLOWING THE DATE HEREOF SHALL BE EFFECTIVE UNLESS MADE IN ACCORDANCE WITH SECTION 14.1.

          SECTION 14.23 CONFIDENTIALITY. Borrower agrees that FSFP may disclose information relating to Borrower (a) to any regulatory authority having jurisdiction over the Agent or any Lender, (b) to any other Person in connection with a Lender's proposed or actual assignment of, or sale of any participations in, the Liabilities, (c) to any other Person in connection with the exercise of the Agent's or any Lender's rights hereunder or under any of the other Related Documents, or (d) to each of the Master Lenders and the Master Agents which have agreed to use procedures substantially comparable to those used by them in respect of non-public information as supplied to them by or on behalf of FSFP to the extent that such information is not and does not become publicly available and which FSFP indicates at the time is to be treated confidentially; PROVIDED, HOWEVER, that each of the Master Lenders, and the Master Agents, as the case may be, is hereby authorized to deliver a copy of each or any financial statement of Borrower or any other information relating to the Loans, or the Collateral, which may be furnished to it hereunder or otherwise to (a) its legal counsel and auditors and other professional advisors, (b) governmental or regulatory authorities having jurisdiction over it, (c) independent financial rating agencies (including, without limitation the Rating Agencies), (d) any person providing general liquidity or credit enhancement to the Master Lenders , and
(e) (subject to obtaining a confidentiality agreement containing the foregoing confidentiality restrictions) any Person to whom a Master Lender proposes to assign all or any part of its interest or grant a participation in its interest. As used herein: "MASTER AGENTS" shall mean Citicorp North America, Inc., Bank of New York and any successor thereto or assignee thereof; "MASTER LENDER" shall mean any person becoming a "Lender" under that certain Second Amended and Restated Credit Agreement dated as of May 24, 1996 (as amended from time to time, the "MASTER CREDIT AGREEMENT") among First Source Financial, Inc., FSFP, Master Agents and such Lenders; and "RATING AGENCIES" shall mean Standard and Poor's and Moody's Ratings Group, a division of McGraw-Hill, Inc., and Moody's Investors Services, Inc.


     SECTION 15     ASSIGNMENT AND PARTICIPATION; AGENT.

     SECTION 15.1   ASSIGNMENTS AND PARTICIPATIONS IN LOANS AND NOTES.


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     Each Lender may assign its rights and delegate its obligations under this
Agreement to another Person; PROVIDED, that (i) such Lender shall first obtain the written consent of the Agent, (ii) the aggregate amount of the outstanding Commitment and Loans of the assigning Lender being assigned pursuant to such assignment (determined as of the date of the Assignment and Acceptance (the "ASSIGNMENT AND ACCEPTANCE") entered into with respect to such assignment by the assigning Lender and the assignee, and accepted by Agent, in form and substance satisfactory to Agent, the assigning Lender and the assignee) shall in no event, except in the case of an assignment of all of a Lender's rights and obligations under this Agreement, be less than $5,000,000 of the assigning Lender's rights and obligations under this Agreement, and (iii) the parties to each such assignment shall execute and deliver to Agent, for its acceptance and recording in the Register, an Assignment and Acceptance. In the case of an assignment authorized under this SECTION 15.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder and the assigning Lender shall be relieved of its obligations hereunder with respect to its Commitment to the extent of such assignment. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a Lender hereunder.

     Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it and books and records, including computer records, in which it shall record the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall constitute rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein, and Borrower, Agent and the Lenders may treat each Person the name of which is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Lender or Borrower at any reasonable time and from time to time upon reasonable prior notice.

     Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with the Notes subject to such assignment, Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to Borrower. Within five (5) Business Days after Borrower's receipt of such notice, Borrower, at its own expense, will execute and deliver to Agent in exchange for the surrendered Notes, new Notes, to the order of such assignee in amounts corresponding to the interest in the assigning Lender's rights and obligations under this Agreement acquired by such assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained an interest in such rights and obligations hereunder, new Notes to the order of the assigning Lender in amounts corresponding to such interest retained by it hereunder. Such Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of EXHIBITS 3.1. Upon delivery of such new Notes, the surrendered Notes shall be canceled by Agent and returned to Borrower.

     Each Lender may sell participations in all or any part of any Loans and Letters of Credit made by it to another Person; PROVIDED, that (i) immediately after giving effect to any participation, the aggregate amount of the outstanding Commitment and Loans still held by the Lender granting the participation for its own account shall in no event be less than $5,000,000 and
(ii) all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (a) any reduction in the principal amount, interest rate or fees payable with respect to any Loan in which such holder participates; (b) any extension of the final scheduled maturity date of the principal amount of the Loans in which such holder participates; and (c) any release of any Collateral (other than in accordance with the terms of this Agreement or the Related Documents). Borrower hereby acknowledges and agrees that any participation will give rise to a direct obligation of Borrower to the participant, and the participant shall for purposes of SECTIONS 2.11 and 14.5 be considered to be a Lender hereunder.

     Except as otherwise provided in this SECTION 15.1 no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Liabilities owed to such Lender. Each Lender may furnish any information concerning Borrower in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to such Lender's confidentiality obligations.

          SECTION 15.2   AGENT.

          15.2.1    APPOINTMENT OF AGENT.

          (a) Each Lender hereby designates FSFP as Agent to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note or participation in any Letter of Credit and LC Guaranty by the acceptance of a Note or participation shall be deemed irrevocably to authorize, Agent to take such action on its behalf under the provisions of this Agreement and the Notes, the other Related Documents and any other instruments and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Agent shall hold all Collateral and all payments of principal, interest, fees, charges and expenses received pursuant to this Agreement or any other Related Documents for the benefit of the Lenders to be distributed as provided herein. Agent may perform any of its duties hereunder by or through its agents or employees.

          (b) The provisions of this SECTION 15.2 are solely for the benefit of Agent and the Lenders, and Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof (other than SUBSECTION 15.2.9) nor shall Borrower have any obligations under this
     SECTION 15.2. In performing its functions and duties under this Agreement, Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower.

          15.2.2 NATURE OF DUTIES OF AGENT. Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Related Documents. Neither Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their own gross negligence or willful misconduct. The duties of Agent shall be mechanical and administrative in nature; Agent shall not have by reason of this Agreement or the other Related Documents a fiduciary relationship in respect of any Lender; and nothing in this Agreement or the other Related Documents, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or the other Related Documents except as expressly set forth herein or therein.

          15.2.3    LACK OF RELIANCE ON AGENT.

          (a) Independently and without reliance upon Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial or other condition and affairs of Borrower in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Borrower, and, except as expressly provided in this Agreement, Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan, Advance or issuance of any Letter of Credit or LC Guaranty or at any time or times thereafter.

          (b) Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Notes or other Related Documents or the financial or other condition of Borrower. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes or any of the other Related Documents, or the financial condition of Borrower, or the existence or possible existence of any Unmatured Event of Default or Event of Default, unless specifically requested to do so in writing by any Lender.

          15.2.4 CERTAIN RIGHTS OF AGENT. Agent shall have the right to request instructions from the Required Lenders at any time. If Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement or any of the other Related Documents, Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from the Required Lenders, and Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

          15.2.5 RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person. Agent may consult with legal counsel (including counsel for Borrower with respect to matters concerning Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

          15.2.6 INDEMNIFICATION OF AGENT. To the extent that Agent is not reimbursed and indemnified by Borrower, the Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any of the Related Documents or any action taken or omitted to be taken by Agent under this Agreement or the Related Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, Agent Advances made pursuant to SECTION 15.3. The obligations of the Lenders under this SECTION 15.2 shall survive the payment in full of the Loans and the termination of this Agreement.

          15.2.7 AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to lend under this Agreement, any Loans made by it and the Notes issued to it, and its participation in Letters of Credit or LC Guaranty issued hereunder, or its issuance as the Issuing Bank of any Letter of Credit or LC Guaranty, Agent in its individual capacity shall have the same rights and powers hereunder as any other Lender or holder of a Note or participation interests or the Issuing Bank, as the case may be and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes," or "Issuing Bank" or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity. Agent in its individual capacity may accept deposits from, lend money to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory or other business with any Borrower or any Affiliate of any Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from any Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

          15.2.8 HOLDERS OF NOTES. Agent may deem and treat the original named payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          15.2.9    SUCCESSOR AGENT.

          (a) Agent may, upon five (5) Business Days' notice to the Lenders and Borrower, resign at any time (effective upon the appointment of a successor Agent pursuant to the provisions of this SECTION 15.2.9) by giving written notice thereof to the Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right, upon five (5) days' notice and approval by Borrower (which approval shall not be unreasonably withheld), to appoint a successor Agent. If no successor Agent (i) shall have been so appointed by the Required Lenders, and (ii) shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then, upon five (5) days' notice, the retiring Agent may, on behalf of the Lenders, appoint a successor Agent.

          (b) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 15.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

          15.2.10   COLLATERAL MATTERS.

          (a) Each Lender authorizes and directs Agent to enter into any Collateral Documents and other Related Documents for the benefit of the Lenders. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders in accordance with the provisions of this Agreement or the Related Documents and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time, to take any action with respect to any Collateral or Related Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to any of the Related Documents.

          (b) The Lenders hereby authorize Agent to release any Lien granted to or held by Agent upon any Collateral upon termination of this Agreement and the Commitments and payment and satisfaction of all of the Liabilities at any time arising under or in respect of this Agreement and the other Related Documents or the transactions contemplated hereby or thereby. In addition, the Lenders hereby authorize Agent to release any Lien granted to or held by Agent upon any Collateral (i) constituting property being sold or disposed of upon receipt of the proceeds of such sale by Agent if the Borrower certifies to Agent that the sale or disposition is made in compliance with this Agreement (and Agent may rely conclusively on any such certificate, without further inquiry), or (ii) constituting Collateral with a value as certified to Agent by the Borrower of less than $250,000 in the aggregate in any Fiscal

     Year (and Agent may rely conclusively on any such certificate, without further inquiry). Upon request by Agent at any time, the Lenders will confirm in writing Agent's authority to release particular types or items of Collateral pursuant to this SECTION 15.2.10.

          (c)  Upon the release of any Lien in accordance with
     SECTION 15.2.10(B), and upon at least five (5) Business Days' prior written request by the Borrower, Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of such Liens; PROVIDED, that (i) Agent shall not be required to execute any such document on terms which, in Agent's reasonable opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Liabilities or any Liens upon (or obligations of the Borrower in respect of) all interests retained by the Borrower, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, Agent shall be authorized to deduct all of the expenses reasonably incurred by Agent from the proceeds of any such sale, transfer or foreclosure.

          (d) Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by the Borrower or any other Person or is cared for, protected or insured or that the Liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to Agent in this SECTION 15.2.10 or in any of the Related Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, given Agent's own interest in the Collateral as one of the Lenders and that Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

          15.2.11 ACTIONS WITH RESPECT TO DEFAULTS. In addition to Agent's right to take actions on its own accord as permitted under this Agreement, Agent shall take such action with respect to an Unmatured Event of Default or Event of Default as shall be directed by the Required Lenders; PROVIDED, that until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Unmatured Event of Default or Event of Default as it shall deem advisable.

          15.2.12 DELIVERY OF INFORMATION. Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by Agent from Borrower, the Required Lenders, any Lender or any other Person under or in connection with this Agreement or any other Related Document except (i) as specifically provided in this Agreement or any other Related Document and
     (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of Agent at the time of receipt of such request and then only in accordance with such specific request.

     SECTION 15.3 DISBURSEMENT OF FUNDS. Agent may, on behalf of the Lenders, make such disbursements and advances ("AGENT ADVANCES") pursuant to this Agreement and the Related Documents which Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral, or any portion thereof, in order to enhance the likelihood of, or maximize the amount of, repayment by Borrower, or any guarantor or other Person, of the Loans and other Liabilities or to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in SECTION 14.4. Agent Advances shall be repayable on demand and be secured by the Collateral. Agent Advances shall constitute Revolving Loans and shall otherwise constitute Liabilities to pay principal hereunder and shall bear interest at the rate applicable to the Revolving Loans. Agent shall notify each Lender in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation of any of its obligations under this Agreement, each Lender agrees that it shall make available to Agent, upon Agent's demand, in immediately available funds, an amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to Agent by such Lender within one (1) Business Day after Agent's demand therefor, Agent will be entitled to recover any such amount from such Lender together with interest thereon at the Federal Funds Rate for each day during the period commencing on the date of such demand and ending on the date such amount is received. Each Lender shall reimburse Agent on demand for all Loans disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Loan before Agent disburses same to Borrower. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower, and Borrower shall immediately repay such amount to Agent. Nothing in this SECTION 15.4 shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

     SECTION 15.4   AGENT'S DISCRETION.   In the event  Borrower is unable to
comply with (i) the Borrowing Base limitations applicable to it set forth in
SECTION 2 or (ii) the conditions precedent to the making of a Revolving Loan, the Lenders authorize Agent, in its sole discretion, to make Revolving Loans (and Lenders shall fund their Pro Rata Share of such Revolving Loans upon the request of Agent) (such Revolving Loans are collectively referred to as "INTERIM REVOLVING LOANS") for a period commencing on the date Agent first receives a request for an Interim Revolving Loan until the earlier of (i) the 30th day after such date, or (ii) the date Borrower is again able to comply with the Borrowing Base limitations applicable to it and the conditions precedent to the making of Revolving Loans set forth in SECTIONS 2 and 12 hereof, or obtains an amendment or waiver with respect thereto (such period, in each case, is referred to as the "INTERIM REVOLVING LOAN PERIOD"). Agent shall not, in any event, make any Interim Revolving Loan if at such time the amount of such Interim Revolving Loan when added to the then aggregate outstanding principal amount of other Interim Revolving Loans made to all Borrowers would exceed 10% of the amount of the Revolving Commitment; PROVIDED, that nothing in this
SECTION 15.4 shall limit
the Agent's right to Agent may make Agent's Advances; PROVIDED FURTHER that, after giving effect to any Interim Revolving Loan, the aggregate outstanding principal amount of the Total Revolving and L/C Exposure shall not exceed the aggregate Commitments. All Interim Revolving Loans shall be Prime Rate Loans. An Interim Revolving Loan shall cease to be an Interim Revolving Loan (and shall be deemed to be an Advance consisting of Revolving Loans) if the unsatisfied conditions giving rise to such Interim Revolving Loan shall thereafter be satisfied or the events which cause such Loan to be an Interim Revolving Loan shall thereafter cease to exist. The provisions of this SECTION 15.4 are solely for the benefit of Agent and the Lenders, and Borrower shall not have any rights as a third-party beneficiary of any of the provisions hereof.


                 [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     Delivered at Chicago, Illinois, as of the day and year first above written.

                                   PLATINUM ENTERTAINMENT, INC.,
                                     as Borrower


                                   By: /s/ Douglas Laux
                                       ----------------------------------------
                                   Name Printed: Douglas Laux
                                                 ------------------------------
                                   Its: Chief Financial Officer

                                   Address:       2001 Butterfield Road
                                                  Suite 1400
                                                  Downers Grove, Illinois  60515
                                   Attention:     Douglas C. Laux
                                   Telecopy:   (630) 769-0333
                                   Telephone:  (630) 769-0049


COMMITMENTS:                       FIRST SOURCE FINANCIAL LLP,
                                     individually and as Agent

Revolving Commitment: $35,000,000  By: First Source Financial, Inc.
                                   Its: Manager

                                   By:  /s/ Gregory R. Cooper
                                       -----------------------------------------
                                   Name Printed:  Gregory R. Cooper
                                                 -------------------------------
                                   Its:  Sr. Vice President
                                        ----------------------------------------

                                   2850 West Golf Road - Fifth Floor
                                   Rolling Meadows, Illinois 60008
                                   Attention: Contract Administration
                                   Telecopy: (847) 734-7910, 7911
                                   Telephone: (847) 734-2000

AGGREGATE COMMITMENTS:

     Revolving Commitment: $35,000,000

                          EXHIBIT 1.2

                  BORROWING BASE CERTIFICATE


     The undersigned, __________________, as the _________________ of
______________, a ____________________ corporation ("Corporation"), hereby certifies to First Source Financial LLP ("Lender") as follows:

     A. I am the duly elected and acting ____________ of the Corporation, and, as such, I am duly authorized and empowered to deliver this Certificate in connection with that certain Secured Credit Agreement dated as of ____________, 1998, by and among the Corporation and Lender (as amended, modified or supplemented from time to time, the "Credit Agreement"; capitalized terms used by not defined herein shall have the same meaning as in the Credit Agreement).

     B. As of _________________, the Borrowing Base of the Corporation is as follows:


Date                         Report#                              Period Covered        to
1     Gross A/R

      Less:
      Atlanta
                                                    Delinquent
                      Credit memo reclass from current to > 90
                                  Credit balances over 30 days
                                 Credit bal over 30 adjustment
                                                         Taint
                                                       Foreign

          Government                                             ________________________

2.

      Chicago
      Delinquent
          Foreign

3.                                                               ________________________

4.    Sub-total eligible A/R                                     (Line 1 minus Line 2 minus Line 3)

5.    29% reserve                                                (Line 4 minus Line 5)

6.    Net eligible A/R                                           (Line 4 minus Line 5)

7.    A/R availability                                           (Line 6 x .80)


      Inventory-PTET Atlanta
      Inventory-PTET Chicago
      Inventory-HOB                                              ________________________

8.

      Ineligibles:
          Slow moving
          Off-site
          Packaging
          PGD
          PGD-HOB                                                ________________________

9.

10.   Eligible inventory                                         (Line 8 - Line 9)

11.   Inventory availability                                     (Line 10 x .50)

12.   Asset availability of Recording Library

13.   Total availability                                         (Lines 7 + 11 + 12)

14.   Loan Balance

15.   Excess availability                                        (Line 13 minus Line 14)


     C. Pursuant to, and in accordance with, the terms and provisions of the Credit Agreement, Borrower is executing and delivering to Lender this Borrowing Base Certificate accompanied by support (collectively referred to as "Report"), and Borrower warrants and represents to Lender that this is correct and based on information contained in Borrower's own financial accounting records. Borrower, by the delivery of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Credit Agreement, and certifies on this _____ day of _________ 1998 that no Unmatured Event of Default or Event of Default has occurred.

     IN WITNESS WHEREOF, I have hereunto set my hands this _____ day of _________, 1998.

                                    EXHIBIT 2.3(b)

                              NOTICE OF LIBOR ACTIVITY

TO:       First Source Financial, Inc., as Servicer
          2850 West Golf Road
          5th Floor
          Rolling Meadows, IL 60008

ATTN:     Contract Administration

RE:       LIBOR Activity

          We refer to that certain Secured Credit Agreement, dated as of ___, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "SECURED CREDIT AGREEMENT") by and between Platinum Entertainment, Inc. ("Borrower"), and First Source Financial LLP, as Lender. Capitalized terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement.

          Pursuant to Section 2.3 and/or 4.5 of the Secured Credit Agreement, Borrower hereby requests Lender to make the Loan indicated below (collectively, the "REQUESTED LIBOR ACTIVITY"):

                    Please circle relevant transactions/activities
                          and complete requested information
                    ---------------------------------------------

LIBOR CREATE:

Effective Date: ____________________________


Terms [months] (circle one)        1         3         6

Amount:                            [minimum $100,000 in increments of $100,000]

LIBOR MATURING:  (circle one) Conversion to       Continuation (Rollover)
                              Prime Rate          to New Libor Rate
Original Date: ____________

Original Amount: ________________

Affected Tranche: (circle one)     Working Capital     SRTL Loan     Term Loan

Effective Date: _________________

Terms [months] (circle one)        1         3         6

Amount: _________________ [minimum $100,000 in increments of $100,000]

Affected Tranche: (circle one)     Working Capital     SRTL Loan      Term Loan

Comments: ______________________________________________________________________
________________________________________________________________________________
______________________________________________________________________________ .

     To induce Lender to effect the Requested LIBOR Activity, Borrower hereby represents and warrants to Lenders that:

     (a) No Event of Default or Unmatured Event of Default has occurred and is continuing, or has resulted or will result from such Requested LIBOR Activity.

     (b) The warranties contained in the Secured Credit Agreement and in the Related Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof

     (f) All conditions to the making of such Requested LIBOR Activity as set forth in the Secured Credit Agreement and the Related Documents have been satisfied.

Dated this _______ day of _________, ___________.




                                   By:_________________________________________
                                   Print Name:_________________________________
                                   Its:________________________________________

                                     SCHEDULE __

                                  FOR FSFI USE ONLY

Rate set for ______________________ month LIBOR

     Please be advised that the rate set for the LIBOR effective __________
(date) for _____________, _____________ (tranche) has been set as follows:

LIBOR Rate:         _______________
*Spread:            _______________
All in Rate:        _______________

Effective:          _______________
Maturity Date:      _______________

Total Principal:    _______________

                                     EXHIBIT 3.1

                                      FORM OF
                                    REVOLVING NOTE

$35,000,000                                                        July 31, 1998
                                                               Chicago, Illinois

          FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of First Source Financial LLP ("LENDER") in lawful money of the United States of America and in immediately available funds at the principal office of LaSalle National Bank in Chicago, Illinois or such other place as the holder of this Note may from time to time designate the principal amount of THIRTY FIVE MILLION Dollars ($35,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made to the undersigned pursuant to the Secured Credit Agreement hereinafter referred to (as shown in the records of Lender or, at Lender's option, on the schedule attached hereto and any continuation thereof).

     The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at such rate(s) and at such time(s), as provided in the Secured Credit Agreement hereinafter referred to.

     This Note evidences indebtedness incurred under, and is entitled to the benefits of, that certain Secured Credit Agreement, dated as of July 31, 1998 (as amended, modified or supplemented from time to time herein called the "SECURED CREDIT AGREEMENT"), among Platinum Entertainment, Inc., a Delaware corporation, the undersigned, certain financial institutions (the undersigned and such financial institutions being referred to herein collectively as the "LENDERS") and First Source Financial LLP, as agent for the Lenders, to which reference is hereby made for a statement of the terms and provisions under which this Note and the Revolving Loans evidenced hereby were made and are to be repaid, including provisions as to when it may be paid prior to its due date or its due date accelerated. Capitalized terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement to the extent defined therein.

     If a payment hereunder becomes due and payable hereunder other than on a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the applicable rate specified above. Checks, drafts or similar items of payment received by the Lender shall not constitute payment, but credit therefor shall, solely for the purpose of computing interest earned by the Lender, be given in accordance with the Secured Credit Agreement. In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied in accordance with the terms of the Loan Agreement.

     This Note is secured pursuant to the Collateral Documents, and is entitled to the benefits thereof and reference is made thereto for a statement of terms and provisions under which this Note is secured.

     In addition to and not in limitation of the foregoing and the provisions of the Secured Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

      Whenever in this Note reference is made to Lender or the undersigned, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of said successors and assigns; provided the undersigned shall have no right to delegate any of its duties hereunder.

     The undersigned, and all endorsers and other persons obligated hereon, hereby waive presentment, demand, protest, notice of demand, notice of protest and notice of nonpayment and agree to pay all costs of collection, including reasonable attorneys' fees and expenses.

     This Note is made under and governed by the laws of the State of Illinois without regard to conflict of laws principles.

                                   PLATINUM ENTERTAINMENT, INC.



                                   By:________________________________________
                                   Name Printed:______________________________
                                   Its:_______________________________________

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          Schedule Attached to Revolving Note dated as of July 31, 1998 of
          ______________________________ and ______________________________



                Amount of       Amount of         Unpaid
                  Loan             Loan          Principal          Notation
    Date        Advance         Repayment         Balance           Made By
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                                       -3-

                                    EXHIBIT 9.8.1

                              FORM OF SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of July 31, 1998 between PLATINUM ENTERTAINMENT, INC., a Delaware corporation ("GRANTOR") and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership, as agent, for its benefit and the benefit of Lenders (in such capacity, "AGENT").

                                 W I T N E S S E T H:

          WHEREAS, Grantor, Agent and the Persons from time to time designated as Lenders thereunder ("LENDERS") have entered into that certain Secured Credit Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), providing for the extension of loans and other financial accommodations from Lenders to Grantor;

          WHEREAS, in connection with the making of the loans and other extensions of credit under the Credit Agreement and as security for the obligations of Grantor under the Credit Agreement, Lenders and Agent are requiring that Grantor shall have executed and delivered this Security Agreement and granted the security interests contemplated hereby; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

          2.   GRANT OF LIEN.

          (a) To secure the prompt and complete payment, performance and observance of all of the Liabilities, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for its benefit and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "COLLATERAL"):


               (i)    all Accounts;

               (ii)   all Chattel Paper;

               (iii)  all Contracts;

               (iv)   all Documents;

               (v)    all Equipment;

               (vi)   all Fixtures;

               (vii)  all General Intangibles;

               (viii) all Instruments;

               (ix)   all goods;

               (x)    all Inventory;

               (xi)   all Investment Property;

               (xii) All Bank Accounts, and all other deposit and other bank accounts and all deposits therein;

               (xiii) all money, cash or cash equivalents of Grantor; and

               (xiv) to the extent not otherwise included, all Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

          (b) In addition, to secure the prompt and complete payment, performance and observance of the Liabilities and in order to induce Lenders as aforesaid, Grantor hereby grants to Agent, a right of setoff against the property of Grantor held by Agent, consisting of property described above in
SECTION 2(a) now or hereafter in the possession or custody of or in transit to Agent, for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which such Grantor may have any right or power.

          3.   AGENT'S RIGHTS; LIMITATIONS ON AGENT'S OBLIGATIONS.

          (a) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Agent shall not have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent of any payment relating to any

Contract pursuant hereto. Agent shall not be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Agent may, in its sole discretion, at any time after an Event of Default shall have occurred and be continuing, without prior notice to Grantor, notify Account Debtors, parties to the Contracts and obligors in respect of Instruments and Chattel Paper, that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Agent, for the benefit of Lenders, and that payments shall be made directly to Agent.

          (c) Agent may at any time in the name of Grantor, or during the pendency of an Event of Default, in Agent's name, communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, Grantor, at its own expense, shall cause the independent certified public accountants then engaged by Grantor to prepare and deliver to Agent at any time and from time to time promptly upon Agent's request the following reports with respect to Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

          4. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that:

          (a) Grantor is the sole owner of each item of the Collateral upon which it purports to grant a Lien hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Liens.

          (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Grantor in favor of Agent pursuant to this Security Agreement or the other Related Documents, and (ii) in connection with any other Permitted Liens.

          (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on SCHEDULE I hereto, a perfected Lien in favor of Agent, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Liens that would be prior to Liens in favor of Agent as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from Grantor (other than purchasers of Inventory in the ordinary course of business). All action by Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

          (d) SCHEDULE II hereto lists all Instruments and Chattel Paper of Grantor. All action by Grantor necessary or desirable to protect and perfect the Lien of Agent on each item set forth on SCHEDULE II (including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by SECTION 5(b) hereof) has been duly taken. The Lien of Agent, on the Collateral listed on SCHEDULE II hereto is prior to all other Liens, except Permitted Liens that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from Grantor.

          (e) Grantor's chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on SCHEDULE III hereto.

          (f) With respect to the Accounts, except as specifically disclosed in the most recent Borrowing Base Certificate delivered to Agent: (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by Grantor in the ordinary course of its business for prompt payment and disclosed to Agent; (iii) to Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on Grantor's books and records and any invoices, statements and Borrowing Base Certificates delivered to Agent with respect thereto; (iv) Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and
(v) Grantor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on all invoices, statements and Borrowing Base Certificates which may be delivered to Agent with respect thereto are actually and absolutely owing to Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the applicable Bank Accounts or Agent as required pursuant to the terms of the Credit Agreement; and (z) to Grantor's knowledge, all Account Debtors have the capacity to contract.

          (g) With respect to any Inventory scheduled or listed on the most recent Borrowing Base Certificate delivered to Agent pursuant to the terms of this Security Agreement or the Credit Agreement, (i) such Inventory is located at one of the Grantor's locations set forth on SCHEDULE III hereto (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Agent's prior consent, and if Agent gives such consent, Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (iii) Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Agent, and except for Permitted Liens, (iv) except as specifically disclosed in the most recent Borrowing Base Certificate delivered to Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Grantor is a party or to which such property is subject.

          5. COVENANTS. Grantor covenants and agrees with Agent that from and after the date of this Security Agreement and until the Termination Date:

          (a) FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Agent and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any Contract held by Grantor or in which Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Related Document, (iii) transferring Collateral to Agent's possession (for the benefit of Agent and Lenders) if such Collateral consists of Chattel Paper, Instruments or if a Lien on such Collateral can be perfected only by possession, or if requested by Agent, and (iv) obtaining, or using its best efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees in accordance with the Credit Agreement. Grantor also hereby authorizes Agent to file any such financing or continuation statements without the signature of Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Agent immediately upon Grantor's receipt thereof.

          (b) MAINTENANCE OF RECORDS. Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of First Source Financial LLP, as Agent."

          (c)  [Intentionally left blank.]

          (d) INDEMNIFICATION. In any suit, proceeding or action brought by Agent relating to any Account, Chattel Paper, Contract, Document, General Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document, General Intangible or Instrument, Grantor will save, indemnify and keep agent harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, except in the case of Agent, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent as finally determined by a court of
competent jurisdiction.   All such obligations of Grantor shall be and remain
enforceable against and only against Grantor and shall not be enforceable against Agent.

          (e) COMPLIANCE WITH TERMS OF ACCOUNTS, ETC. In all material respects, Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper and Contracts and all other agreements to which it is a party or by which it is bound relating to the Collateral.

          (f) LIMITATION ON LIENS ON COLLATERAL. Grantor will not create, permit or suffer to exist, and Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent in and to any of Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

          (g) LIMITATIONS ON DISPOSITION. Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by the Credit Agreement.

          (h) FURTHER IDENTIFICATION OF COLLATERAL. Except as otherwise provided in the Credit Agreement, Grantor will, if so requested by Agent, furnish to Agent, as often as Agent requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.

          (i) NOTICES. Grantor will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Related Document.

          6.   AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

          On the Closing Date Grantor shall execute and deliver to Agent a power of attorney (the "POWER OF ATTORNEY") substantially in the form attached hereto as EXHIBIT A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent under the Power of Attorney are solely to protect Agent's interests in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Agent agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Agent shall not have any duty as to any Collateral, and Agent shall be accountable only for amounts that it actually receive as a result of the exercise of such powers. NEITHER AGENT NOR ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

          7.   REMEDIES; RIGHTS UPON DEFAULT.

          (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Related Documents and under any other instrument or agreement securing, evidencing or relating to any of the Liabilities, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on Grantor's premises or elsewhere and shall have the right to use Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

          Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at places which Agent shall select, whether at Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to Grantor to maintain or preserve the rights of Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies, with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Liabilities as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Agent arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent as finally determined by a court of competent jurisdiction. Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Liabilities, including any attorneys' fees and other expenses incurred by Agent to collect such deficiency.

          (b) Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Agent to exercise rights and remedies under SECTION 7 hereof (including, without limiting the terms of SECTION 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to Agent, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

          9. LIMITATION ON AGENT'S DUTY IN RESPECT OF COLLATERAL. Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Agent shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Liabilities, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Liabilities shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

          12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Related Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantor with respect to the matters referred to herein and therein.

          13. NO WAIVER; CUMULATIVE REMEDIES. Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantor.

          14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to SECTION 10 hereof, this Security Agreement shall terminate on the date (the "TERMINATION DATE") of the expiration or termination of the Commitments and the payment and performance in full of the Notes and all other Liabilities (other than unmatured Liabilities for which no claim has been asserted).

          16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor (including any debtor-in-possession on behalf of Grantor) and shall, together with the rights and remedies of Agent, hereunder, inure to the benefit of Agent, all future holders of any instrument evidencing any of the Liabilities and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Liabilities or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent
hereunder.   Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

          17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.


          18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE RELATED DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN
THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.   GRANTOR
HEREBY CONSENTS AND AGREES

THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTOR AND AGENT PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS, PROVIDED, THAT AGENT AND GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, CITY OF CHICAGO, ILLINOIS, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE LIABILITIES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTOR AT THE ADDRESS SET FORTH BELOW ITS SIGNATURE TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN AGENT AND GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS

SECURITY AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

          22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of SECTION 18 and SECTION 19, with its counsel.

          23. BENEFIT OF AGENT AND LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Liabilities in accordance with the terms of the Credit Agreement.

                               [signature page follows]

          IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                        GRANTOR

                                        PLATINUM ENTERTAINMENT, INC.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        AGENT:

                                        FIRST SOURCE FINANCIAL LLP,  as Agent

                                        By: First Source Financial, Inc.
                                        Its: Manager


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                      SCHEDULE I
                                          to
                                  SECURITY AGREEMENT


                                 FILING JURISDICTIONS



               STATE OF ILLINOIS
               STATE OF MASSACHUSETTS
               STATE OF MINNESOTA
               STATE OF TEXAS
               STATE OF TENNESSEE
               FULTON COUNTY, GEORGIA

                                     SCHEDULE II
                                          to
                                  SECURITY AGREEMENT


                                     INSTRUMENTS


                             [TO BE COMPLETED BY GRANTOR]

                                     SCHEDULE III
                                          to
                                  SECURITY AGREEMENT


                     SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                     AND RECORDS CONCERNING GRANTOR'S COLLATERAL


I.   Chief Executive Office and Principal Place of Business:


II.  Corporate Offices:


III. Warehouses:


IV.  Other Premises at which Collateral is Stored or Located:


V.   Locations of Records Concerning Collateral:


                             [TO BE COMPLETED BY GRANTOR]

                                     SCHEDULE IV
                                          to
                                  SECURITY AGREEMENT


                          PATENTS, TRADEMARKS AND COPYRIGHTS





                             [TO BE COMPLETED BY GRANTOR]

                                      EXHIBIT A
                                          to
                                  SECURITY AGREEMENT

                                  POWER OF ATTORNEY


          This Power of Attorney is executed and delivered by Platinum Entertainment, Inc., a Delaware corporation ("GRANTOR") to First Source Financial LLP, an Illinois registered limited liability partnership
(hereinafter referred to as "ATTORNEY"), as Agent, under a Secured Credit Agreement and a Security Agreement, both dated as of July 31, 1998, and other related documents (the "LOAN DOCUMENTS"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

          Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(c) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (d) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto;

and (e) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this 31st day of July, 1998.


ATTEST:

By:                                 (SEAL)
    --------------------------------

Title:
       -----------------------------

                                   EXHIBIT 9.8.2

                               FORM OF PLEDGE AGREEMENT

          This PLEDGE AGREEMENT ("PLEDGE AGREEMENT") is made as of this 31st day of July, 1998 between PLATINUM ENTERTAINMENT, INC., a Delaware corporation ("PLEDGOR"), and FIRST SOURCE FINANCIAL LLP, as agent, for its benefit and the benefit of the Lenders (in such capacity, "AGENT").

          WHEREAS, Pledgor is the legal and beneficial owner of 100% of the issued and outstanding capital Stock described on EXHIBIT 1 hereto issued by the corporations named therein;

          WHEREAS, Pledgor, Agent and the Persons from time to time designated as lenders thereunder ("LENDERS") have entered into that certain Secured Credit Agreement dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "CREDIT AGREEMENT") providing for the extension of loans and other financial accommodations from Lenders to Pledgor;

          WHEREAS, in connection with the making of the loans and other extensions of credit under the Credit Agreement and as security for the obligations of Pledgor under the Credit Agreement, Lenders and Agent are requiring that Pledgor shall have executed and delivered this Pledge Agreement and granted the security interests contemplated hereby; and

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Agent as follows:

          1.   DEFINED TERMS.  As used in this Pledge Agreement,

          "PLEDGED COLLATERAL" means the Pledged Stock and the Stock Rights, including the proceeds of each.

          "PLEDGED STOCK" means the respective shares of capital stock described on EXHIBIT 1 hereto, together with the certificates or other instruments or securities representing such shares.

          "SECURED OBLIGATIONS" shall have the meaning assigned to such term in
SECTION 2 hereof.

          "STOCK RIGHTS" means any stock (including, without limitation, securities entered on the books of any financial intermediaries), any dividend or other distribution and any other right or property which Pledgor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any shares of the Pledged Stock and any stock, any right to receive stock and any right to receive earnings, in which Pledgor now has or hereafter acquires any right, issued by the issuer of the Pledged Stock.

          The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. In addition, unless otherwise defined herein, all defined terms herein shall have the respective meanings ascribed thereto in the Credit Agreement as in effect on the date hereof.

          2. PLEDGE. To secure all indebtedness, liabilities and obligations of Pledgor now or hereafter existing under this Pledge Agreement and under the Credit Agreement (collectively, the "SECURED OBLIGATIONS") Pledgor hereby delivers to Agent and hereby pledges, assigns, transfers and grants to Agent a first Lien on the Pledged Collateral. All of the Pledged Stock, together with undated stock powers duly executed in blank by Pledgor, are being delivered to Agent simultaneously herewith.

          3. REPRESENTATIONS AND WARRANTIES OF PLEDGOR. Pledgor represents and warrants to Agent that:

          3.1 EXISTENCE AND STANDING. Pledgor is duly existing and in good standing under the laws of jurisdiction of its formation and is duly qualified and in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required or where the failure to so qualify could have a Material Adverse Effect.

          3.2 AUTHORIZATION, VALIDITY AND ENFORCEABILITY. Pledgor has full power, authority and legal right to execute this Pledge Agreement and to pledge the Pledged Collateral to Agent. The execution and delivery by Pledgor of this Pledge Agreement have been duly authorized by all necessary corporate action and this Pledge Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, creates a security interest which is enforceable against Pledgor in the Pledged Collateral and will create a security interest enforceable against Pledgor in the Stock Rights and the proceeds of the Pledged Stock and the Stock Rights at the time Pledgor acquires any right therein, in each such case subject to bankruptcy, insolvency, liquidation, reorganization and other laws of general application affecting the rights and remedies of creditors.

          3.3 CONFLICTING LAWS AND CONTRACTS. Neither the execution and delivery by Pledgor of this Pledge Agreement, nor the creation and perfection of the Lien on the Pledged Collateral granted hereunder, nor compliance with the terms and provisions hereof violates or will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Pledgor or Pledgor's Certificate of Incorporation or By-laws or the provisions of any material indenture, instrument or agreement to which Pledgor is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, instrument or agreement.

          3.4 OWNERSHIP OF PLEDGED STOCK. Pledgor is the direct legal and beneficial owner of the Pledged Stock, and such Pledged Stock represents 100% of the issued and outstanding stock of its issuer.

          3.5 OTHER AGREEMENTS. Pledgor has not performed any act or executed any instrument, agreement or other document that might prevent or hinder Agent from obtaining and enjoying fully and completely all of the benefits, rights and powers conferred, or sought to be conferred, upon Agent by this Pledge Agreement.

          3.6 ISSUANCE OF PLEDGED STOCK. Each share of the Pledged Stock has been duly and validly issued, is fully paid and non-assessable and is owned by Pledgor free and clear of any Lien other than the Lien created by this Pledge Agreement.

          3.7 CONSENTS. No consent, approval or authorization of, notice to, designation or filing with, or other action by, any Person is required in connection with the execution, delivery and performance of the pledge and Lien granted under this Pledge Agreement by Pledgor, or in connection with the exercise of remedies with respect to the Pledged Collateral pursuant to this Pledge Agreement.

          3.8 PRIORITY. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Pledge Agreement creates a valid first perfected Lien on Pledgor's interest in such Pledged Collateral and the proceeds thereof in favor of Agent, subject to no prior Lien of any other Person.

          4. COVENANTS. From the date of this Pledge Agreement until the Pledge Agreement is terminated pursuant to SECTION 7.13:

          4.1  Pledgor shall:

               4.1.1 DELIVERY OF CERTAIN ITEMS. Except as otherwise permitted by the Credit Agreement, hold in trust for Agent and deliver forthwith (and without any necessity for any request or demand by Agent) to Agent, in the exact form received, with the endorsement of Pledgor when necessary and/or appropriate instruments of transfer, assignment or endorsement as applicable, duly executed in blank, any additional stock certificates, cash, checks, draft, remittances, documents, promissory notes, instruments, debt securities or other proceeds evidencing or constituting Pledged Collateral, whether as an addition to, in substitution for, or in exchange for any of the Pledged Collateral, or otherwise. In case any property shall be distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, except as otherwise permitted by the Credit Agreement, the property so distributed shall be delivered to Agent to be held by it as additional collateral security for the Secured Obligations. Except as otherwise permitted by the Credit Agreement, all sums of money and property so paid or distributed in respect of any Pledged Collateral which are received by Pledgor shall, until paid or delivered to Agent in accordance with the terms hereof, be held by Pledgor in trust as additional collateral security for the Secured Obligations.

               4.1.2 TAXES. Pay when due all taxes, assessments and governmental charges and levies upon the Pledged Collateral, except those being contested in good faith by appropriate proceedings and with respect to which no Lien exists.

               4.1.3  NOTICE OF DEFAULT.  In accordance with the provisions of
     Section 11.1(h) of the Credit Agreement, give prompt notice in writing to Agent of the occurrence of any Unmatured Event of Default or Event of Default and of any other development, financial or otherwise, which could reasonably be expected to materially adversely affect the value of the Pledged Collateral or the ability of Pledgor to perform the Secured Obligations.

               4.1.4 STOCK POWERS AND OTHER ACTIONS. Execute and deliver to Agent all stock powers, assignments, financing statements, endorsements, instruments and other documents and take all further action, at the expense of Pledgor, from time to time requested by Agent in order to perfect or maintain a first perfected Lien on the Pledged Collateral in favor of Agent or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to the Pledged Collateral or to effect a transfer of the Pledged Collateral, or any part thereof. All instruments representing or evidencing the Pledged Collateral shall be delivered to and held by Agent pursuant hereto and shall be in suitable form for transfer or assignment in blank, all in form and substance satisfactory to Agent.

               4.1.5 REPORTS. Furnish to Agent such reports relating to the Pledged Collateral as Agent shall from time to time may reasonably request.

               4.1.6 DEFENSE OF COLLATERAL. Defend for the benefit of Agent, Agent's right, title and Lien acquired by this Pledge Agreement in and to the Pledged Collateral and the proceeds thereof against the claims and demands of all other Persons except by, through or under Agent.

          4.2  Pledgor shall not:

               4.2.1 LIENS. Create, incur, or suffer to exist any Lien on the Pledged Collateral except the Lien created by this Pledge Agreement or perform any act or execute any instrument that might prevent or hinder Agent from obtaining and enjoying, fully and completely, all of the benefits, rights and privileges conferred or sought to be conferred upon Agent by this Pledge Agreement.

               4.2.2 DISPOSITION OF COLLATERAL. Except as otherwise provided in the Credit Agreement, sell or otherwise dispose of all or any part of the Pledged Collateral.

               4.2.3 CHANGES IN CAPITAL STRUCTURE OF ISSUER. Except as otherwise provided in the Credit Agreement, (a) permit or suffer any issuer of the Pledged Stock to dissolve, liquidate, retire any of its capital stock, reduce its capital or merge or consolidate with any other Person, or
     (b) vote any of the Pledged Stock or Stock Rights in favor of any of the foregoing.

               4.2.4 ISSUANCE OF ADDITIONAL STOCK. Permit or suffer the issuer of the Pledged Stock to issue any stock, any right to receive stock or any right to receive earnings, except to Pledgor.

          5.   REMEDIES.

          5.1 ACCELERATION AND REMEDIES. If any Event of Default has occurred and is continuing, then, upon the election of Agent, the Secured Obligations shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and Agent may (a) exercise all rights set forth in SECTION 7.3 and (b) exercise any or all of the rights and remedies provided (i) in this Pledge Agreement, (ii) in the Code to a secured party when a debtor is in default under a security agreement and (iii) by any other applicable law or agreement.

          5.2  FORECLOSURE SALES.  (a) Without limiting the provisions of
SECTION 5.1, Agent may, following the occurrence and during the continuance of an Event of Default, without notice except as specified below, and to the extent permitted under applicable law, sell the Pledged Collateral or any part thereof in one or more transactions at public or private sale, for cash or property and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any of such sales on the value of any of the Pledged Collateral. To the extent permitted under applicable law, Agent may be the purchaser of any or all of the Pledged Collateral at any such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Agent shall not be obligated to make any sale with respect to the Pledged Collateral regardless of a notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state securities laws, Agent may be unable to effect a public sale or disposition of any or all of the securities included within the Pledged Collateral but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any sales under such restrictions may be at prices and on terms less favorable than those obtainable through a sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and notwithstanding such circumstances, agrees that any sale under such restrictions shall be deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation to engage in sales without such restrictions and no obligation to delay the sale of any securities included within the Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if Pledgor would agree to do so.

          6. WAIVERS, AMENDMENTS AND REMEDIES. No course of dealing between Agent and Pledgor and no delay or omission of Agent to exercise any right, power, privilege or remedy granted under this Pledge Agreement, the Credit Agreement or any other Related Document or any collateral document or guaranty related thereto shall impair such right or remedy or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude other or further exercise thereof or the exercise of any other right, power, privilege or remedy, and no waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by Agent, and then only to the extent in such writing specifically set forth. All rights, power, privilege and remedies contained in this Pledge Agreement shall be cumulative, are in addition to such other rights, power, privileges and remedies Agent may have by law or otherwise and shall be available to Agent until the Secured Obligations have been paid in full.

          7.   GENERAL PROVISIONS.

          7.1 SPECIAL COLLATERAL ACCOUNT. All cash received by Agent with respect to the Pledged Collateral pursuant to SECTION 4.1.1 or upon the exercise of the remedies provided for in SECTION 5.1, shall be deposited into a special collateral account with Agent and shall be held by Agent as security for the Secured Obligations. Pledgor shall have no control whatsoever over said special collateral account. Agent shall apply any part of the credit balance in said special collateral account to the payment of the Secured Obligations, whether or not any of them shall be then due.

          7.2 APPLICATION OF PROCEEDS. All cash, property or other proceeds received by Agent pursuant to the enforcement of this Pledge Agreement, the Credit Agreement or any other Related Document or any collateral document or guaranty related to any of the foregoing after acceleration of the Secured Obligations shall be distributed in the manner set forth in the Credit Agreement.

          7.3 EXERCISE OF RIGHTS IN PLEDGED COLLATERAL. After the occurrence and during the continuance of an Event of Default, Agent or its nominee may, but shall not be obligated to, at any time and from time to time, without notice to Pledgor, exercise all voting and corporate rights relating to the Pledged Collateral including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any shares of the Pledged Stock and the Stock Rights, as if it were the absolute owner thereof. Upon the occurrence and during the continuance of an Event of Default, in the event that Pledgor, as record and beneficial owner of the Pledged Stock, shall receive or shall become entitled to receive, any cash dividends or other distributions, Pledgor shall deliver to Agent, and Agent shall be entitled to receive and retain, all such cash or other distributions. At all times when no Event of Default has occurred and is continuing, Pledgor shall be entitled to vote its Pledged Stock and otherwise exercise the incidents of ownership of the Pledged Stock.

          7.4 NOTICE OF DISPOSITION OF COLLATERAL. Notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Pledged Collateral may be made shall be reasonable if sent to Pledgor, addressed as set forth in SECTION 8, at least ten days prior to any such public sale or the time after which any such private sale or other disposition may be made.

          7.5 POSSESSION OF COLLATERAL. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral in the physical possession of Agent pursuant hereto, neither Agent nor any nominee of Agent, shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it to Pledgor.

          7.6 SPECIFIC PERFORMANCE OF CERTAIN COVENANTS. Pledgor acknowledges and agrees that a breach of any of the covenants contained in SECTIONS 4.1.1, 4.1.4, 4.1.6, 4.2.2, 4.2.3 or 4.2.4 will cause irreparable injury to Agent and that Agent has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Agent to seek and obtain specific performance of other obligations of Pledgor contained in this Pledge Agreement, that the covenants of Pledgor contained in the Sections referred to in this SECTION 7.6 shall be specifically enforceable against Pledgor.

          7.7 DEFINITION OF CERTAIN TERMS. Terms defined in the Code which are not otherwise defined in this Pledge Agreement are used in this Pledge Agreement as defined in the Code as in effect on the date hereof.

          7.8 BENEFIT OF AGREEMENT. The terms and provisions of this Pledge Agreement shall be binding upon and inure to the benefit of Agent and Pledgor and their respective successors and assigns, except that Pledgor shall not have the right to assign its rights or obligations under this Pledge Agreement or any interest herein.

          7.9 SURVIVAL OF REPRESENTATIONS. All representations and warranties of Pledgor contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement.

          7.10 TAXES AND EXPENSES. Pledgor will upon demand pay to Agent (a) any taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like) payable or ruled payable by any Federal or State authority in respect of this Pledge Agreement, together with interest and penalties, if any, and (b) all reasonable expenses, including the reasonable fees and expenses of counsel for Agent and of any experts and agents that Agent may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure of Pledgor to perform or observe any of the provisions hereof.

          7.11 CHOICE OF LAW. THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          7.12 HEADINGS. The title of and section headings in this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

          7.13 TERMINATION. This Pledge Agreement shall continue in effect until no Secured Obligations (other than unmatured Secured Obligations for which no claim has been asserted) shall be outstanding.

          7.14 SEVERABILITY. The provisions of this Pledge Agreement are severable and if any clause or provision thereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge Agreement or any jurisdiction.

          7.15 ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Collateral Agent's discretion reasonably exercised, to take any action and to execute any instrument that Agent deems reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, principal, interest payment or other proceeds or distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Pledge Agreement.

          7.16 INCORPORATION BY REFERENCE. The security interests granted hereunder are granted in conjunction with the security interests granted to Agent, for the benefit of Lenders, pursuant to the Credit Agreement. Pledgor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Pledged Collateral made and granted hereunder are more fully set forth in the Credit Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

          8. NOTICES. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails (by certified mail, return receipt requested), with proper postage prepaid, or upon delivery by courier or upon transmission by telex, telecopy or similar electronic medium to the following addresses:

          (i)       If to Agent, at:

                    First Source Financial LLP
                    2850 West Golf Road - Fifth Floor
                    Rolling Meadows, Illinois  60008
                    Attn:  Contract Administration
                    Telecopy No.:  (847) 734-7910, 7911

         (ii)       If to Pledgor at:

                    Platinum Entertainment, Inc.
                    2001 Butterfield Road
                    Suite 1400
                    Downers Grove, Illinois 60515
                    Attn:  Douglas C. Laux
                    Telecopy No.:  (630) 769-0049

                    With a copy to:

                    Katten, Muchin & Zavis
                    525 W. Monroe
                    Suite 1600
                    Chicago, Illinois  60661
                    Attn:  Matthew S. Brown
                    Telecopy No.:  (312) 902-1061

or to such other address as each Person designates to the other in the manner herein prescribed.

          9. WAIVERS. Pledgor waives presentment and demand for payment of any of the Secured Obligations, protest and notice of dishonor or default with respect to any of the Secured Obligations, and all other notices to which Pledgor might otherwise be entitled, except as otherwise expressly provided herein.

          10. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart.

                              [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their duly authorized officers on the date first above written.


                                   PLATINUM ENTERTAINMENT, INC.

                                   By:    _______________________________
                                   Name:  _______________________________
                                   Title: _______________________________




ACCEPTED AS OF THE DATE
FIRST SET FORTH ABOVE:

FIRST SOURCE FINANCIAL LLP,
as Agent

By: First Source Financial, Inc.
Its: Manager

By:  ____________________________
Name:____________________________
Title:___________________________



                                        [S-1]

                                      EXHIBIT 1

                                    PLEDGED STOCK

Issuer                   Certificate No (s).           Number of Shares
------                   -------------------           ----------------

                                   EXHIBIT 11.1 (e)

                            FORM OF COMPLIANCE CERTIFICATE


TO:  First Source Financial LLP, as Agent
     c/o First Source Financial, Inc.
     2850 W. Golf Road, 5th Road
     Rolling Meadows, IL 60008

     Attention:______________________


     We refer to the Secured Credit Agreement, dated as of July 31, 1998 (herein, as further amended or modified, the "Secured Credit Agreement"), among Platinum Entertainment, Inc., a Delaware corporation ("Borrower"), First Source Financial LLP, an Illinois registered limited liability partnership (in its individual capacity, "FSFP") for itself, as a Lender, and as agent for all other Lenders (in such capacity "Agent") and the Lenders named therein. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed in such terms in the Secured Credit Agreement. Section references used herein refer to such Section in the Secured Credit Agreement.

     Borrower hereby certifies and warrants to you that the following is a true and correct computation as of ___________, ____ (the "Computation Date") of the following ratios and/or financial restrictions contained in SECTION 11 for the periods shown:

     I.   SECTION 11.33(a) - MINIMUM NET WORTH

          Period Covered (Computation Period):
          As of _________________, _____

          A.   Consolidated Shareholder's Equity
               (or any like caption) as determined
               in accordance with GAAP.                          $______________

          B.   Minimum New Worth required under
               SECTION 11.33(a):                                 $______________


     II.  SECTION 11.33(b) - MINIMUM INTEREST COVERAGE RATIO

          Period Covered (Computation Period):
          As of ___________, _____

          A.   EBITDA for such period                            $______________

          B.   Interest Expense                                  $______________

          C.   Interest Coverage Ratio                            ______________

               Minimum Interest Coverage Ratio
               shown for relevant period in column
               captioned "RATIO" in SECTION
               11.33(b):                                          ______________


     III. SECTION 11.33(c) - GROSS CAPITAL EXPENDITURES

          [Period Ending on December 31, 1998]
          [Fiscal Year ending ____________, ____]

          A.   Gross Capital Expenditures
               incurred during such Period.                      $______________

          B.   Maximum Gross Capital Expenditures
               shown for Period under SECTION 11.33(c):          $______________


     IV.  SECTION 11.21 - INDEBTEDNESS

          Fiscal Year ending _________, ____

          A.   Purchase Money Indebtedness                       $______________

          B.   Capitalized Lease Obligations                     $______________

          C.   Total Purchase Money Indebtedness  and
               Capitalized Lease Obligations permitted
               under SECTION 11.21                               $______________

     Borrower hereby further certifies and warrants to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

     IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered by its duly authorized officer this ___ day of _________, ____.

                              PLATINUM ENTERTAINMENT, INC.


                              By: _______________________________________
                              Print Name: ________________________________
                              Title: _____________________________________

                                   EXHIBIT 11.1(m)
                                          to
                               SECURED CREDIT AGREEMENT

                          FORM OF MONTHLY REPORT CERTIFICATE


          The undersigned, being the [chief executive officer] [the chief financial officer] of Platinum Entertainment, Inc. (the "Borrower"), hereby certifies on behalf of the Borrower that the attached Monthly Report is true and correct and in compliance with Section 11.1(m) of that certain Secured Credit Agreement dated as of July 31, 1998 (the "Agreement"), among the Borrower, the Lenders named therein, and First Source Financial LLP, as Agent and Lender, and all of the warranties and representations of the Borrower made in the aforesaid Agreement are correct and complete with respect to the matters which are the subject of the attached Monthly Report, except as expressly set forth therein.

                              PLATINUM ENTERTAINMENT, INC.


                              By:__________________________________________
                              Name:_______________________________________
                              Title:________________________________________

                                  EXHIBIT 12.2(c)-1

                                BORROWING CERTIFICATE



To:  First Source Financial LLP
c/o First Source Financial, Inc.
2850 West Golf Road - Fifth Floor
Rolling Meadows, Illinois 60008
Attention:  Contract Administration

     We refer to that certain Secured Credit Agreement, dated as of July 31, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Secured Credit Agreement"), by and among PLATINUM ENTERTAINMENT, INC. ("Borrower"), the Lenders named therein and FIRST SOURCE FINANCIAL LLP as Agent ("Agent"). Capitalized terms used but not otherwise defined herein are used herein as defined in the Secured Credit Agreement.

     Pursuant to SECTION 12.3.3 of the Secured Credit Agreement, Borrower hereby confirms that on each day listed on the Detail Loan Statement attached hereto for the period from and including ___________, 199__ to and including ______________, 199__, Borrower requested Agent to make Loan(s) ("Requested Loan(s)") to Borrower in the aggregate principal amount set forth opposite such day on the Detail Loan Statement.

     To induce Agent to make the Requested Loan(s) Borrower hereby represents and warrants to Agent that:

     (a) No Event of Default or Unmatured Event of Default has occurred and is continuing, or has resulted or will result from the making of any Requested Loan.

     (b) The representations and warranties contained in SECTION 10 of the Secured Credit Agreement and in the Related Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof.

     (c) No material adverse change has occurred and no notice of prospective material adverse change has been received with respect to insurance maintained by Borrower.

     (d) Since the Closing Date, no material adverse change has occurred in the financial condition, operations, assets, business or prospects of Borrower.

     (e) Except as disclosed in the schedules attached hereto (i) no claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry not disclosed in writing by Borrower to Agent prior to the date of the last previous Loan, is pending or known to be threatened against Borrower, (ii) no development not so disclosed has occurred in any claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry so disclosed, and (iii) no event, condition or development shall have occurred or developed at any time (whether before or after the making of the last previous
            Loan), which (in the case of each of the foregoing clauses (i) through (iii)) has singly or in the aggregate affected or could reasonably be expected to affect materially and adversely the financial condition, operations, assets, business or prospects of Borrower or the ability of Borrower to perform its respective obligations in connection with the Secured Credit Agreement and the Related Documents.

     (f) All conditions to the making of the Requested Loan(s) as set forth in the Secured Credit Agreement and the Related Documents have been satisfied.

Dated this _____ day of ______________, 199__.






                                        By:
                                           -------------------------------------
                                        Name Printed:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------

                                  EXHIBIT 12.2(c)-2

                                 LC GUARANTY REQUEST



First Source Financial LLP
c/o First Source Financial, Inc.
2850 West Golf Road
5th Floor
Rolling Meadows, IL 60008
Attention:  Contract Administration

Ladies and Gentlemen:


     We refer to the Secured Credit Agreement dated as of July 31, 1998 (as from time to time amended, modified or supplemented, the "Secured Credit Agreement"), between Platinum Entertainment, Inc., and First Source Financial LLP, an Illinois registered limited liability partnership. Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Secured Credit Agreement.

     Pursuant to SECTION 12.2 of the Secured Credit Agreement, Borrower hereby requests that on _________, _____ Lender execute an LC Guaranty pursuant to the terms of the Secured Credit Agreement (the "Requested LC Guaranty") in connection with the LC Reimbursement Agreement attached hereto as Exhibit A with [APPLICABLE ISSUER].

     To induce Lender to issue the Requested LC Guaranty or to consent to the issuance of the Permitted LC, Borrower hereby represents and warrants to Lender that:

     (a) No Event of Default or Unmatured Event of Default has occurred and is continuing, or will result from the issuance of the Requested LC Guaranty or Permitted LC.

     (b) The warranties and representations contained in SECTION 10 of the Secured Credit Agreement and in the Related Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof.

     (c)    Since the Closing Date, no Material Adverse Effect has occurred.

     (d) All conditions to the issuance of the Requested LC Guaranty as set forth in the Secured Credit Agreement and the Related Documents have been satisfied, including, without limitation, all conditions set forth in SECTION 12 of the Secured Credit Agreement.

Dated this __ day of __________, ___.

     IN WITNESS WHEREOF, Borrower has caused this LC Guaranty Request to be executed and delivered by a duly authorized officer of Borrower as of __________, ______.



                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                      SCHEDULE 1
                                FINANCIAL INSTITUTIONS


                              First Source Financial LLP

                                     SCHEDULE 6.3

                                       ACCOUNTS




BANK                                 NAME                                  TYPE OF ACCOUNT                        ACCT. NO.
Harris Trust and Savings Bank        Platinum Entertainment, Inc.          General                                379-516-8
111 West Monroe Street               Platinum Entertainment, Inc.          Controlled Disbursement                379-517-6
P.O. Box 755                         Platinum Entertainment, Inc.          Controlled Disbursement-Atlanta        300-569-1
Chicago, IL  60690-0755
                                     Lexicon Music, Inc.                   Controlled Disbursement                322-870-7

                                     House of Blues Music Company          Controlled Disbursement                291-799-5


Midwest Bank of Hinsdale             Platinum Entertainment, Inc.          Payroll                                4100496103
500 West Chestnut
Hinsdale, IL  60521


Nationsbank of Georgia               Platinum Entertainment, Inc.          Payroll-Atlanta                        325-581-8579


Downers Grove National Bank          Platinum Entertainment, Inc.          Petty cash                             58-2131
5140 Main St.
Downers Grove, IL  60515


Nationsbank of Nashville             Platinum Entertainment, Inc.          Petty cash                             011339-798-8

                                    SCHEDULE 10.1

                                    JURISDICTIONS


Platinum Entertainment, Inc., a Delaware corporation, and qualified to do business in Illinois, Georgia and Tennessee

Lexicon Music, Inc., a Delaware corporation and wholly owned subsidiary of Platinum Entertainment, Inc., and qualified to do business in Illinois

Royce Publishing, Inc., a Delaware corporation and wholly owned subsidiary of Platinum Entertainment, Inc., and qualified to do business in Illinois

JustMike Music, Inc., a Delaware corporation and wholly owned subsidiary of Platinum Entertainment, Inc., and qualified to do business in Illinois

Peg Publishing, Inc., a Delaware corporation and wholly owned subsidiary of Platinum Entertainment, Inc., and qualified to do business in Illinois

                                   SCHEDULE 10.4

                       LITIGATION AND CONTINGENT OBLIGATIONS


LITIGATION:

1. CRT CUSTOM PRODUCTS, INC. -v- R.E.X. MUSIC, INC. AND PLATINUM ENTERTAINMENT, INC. (Chancery Court, Williamson County, Tennessee, Case No. 24035).

     The claims made by the plaintiff seek recovery from Platinum Entertainment, Inc. (the "Platinum") of an indebtedness incurred by Co-Defendant, R.E.X. Music, Inc., on the grounds that Platinum caused R.E.X. to fail as a business for the purpose of acquiring its assets at foreclosure. Plaintiff seeks damages of approximately $325,000, plus punitive damages. Discovery has been ongoing. R.E.X. filed an Answer and a Cross-Complaint against the Platinum asserting essentially the same claims. Platinum has filed a Counter-Claim against CRT seeking recovery of certain artwork and film materials, together with damages for the loss of such materials. Platinum believes the claims of CRT and R.E.X. are without merit and that the matter will be successfully resolved without exposure. If Platinum should lose, however, the upper limit on reasonable losses could be approximately $325,000. Platinum is being defended in this action by Grant Glassford.

2. CHRISTINE OPPEDISANO v. PLATINUM ENTERTAINMENT, INC. (Circuit Court for Davidson County, Tennessee, No. 97C-2398).

     Plaintiff seeks damages for alleged breach of an employment agreement. The lawsuit was filed July 29, 1997. There has been no discovery. Platinum intends to contest the lawsuit. The upper limit of possible loss is approximately $20,000. Platinum is being defended in this action by the law firm of Stokes & Bartholomew, Nashville, Tennessee.

3. JCSHO, INC. v. PLATINUM ENTERTAINMENT, INC., 97-2479 MJD/AJB and PLATINUM ENTERTAINMENT, INC. v. JCSHO, INC., 98 C 2035

     On November 1, 1997, JCSHO, Inc., formerly known as Intersound, Inc., filed a Complaint against Platinum in the United States District Court for the District of Minnesota, Fourth Division, seeking damages in excess of $5,000,000 for breach of contract on the grounds that Platinum allegedly failed to make interest payments in the amount Intersound claims are owed to it under promissory notes executed by Platinum. The promissory notes at issue were executed in conjunction with the purchase of Intersound's assets through Platinum's then wholly-owned subsidiary, River North Records, Inc. ("River North"). JCSHO subsequently amended its Complaint to delete its breach of contract claim and substitute a claim for declaratory judgment that Platinum is in default of both its obligations under the promissory notes and a waiver agreement pertaining to the promissory notes under which Platinum purportedly agreed to pay JCSHO the default interest rate for the remainder of the terms of the promissory notes. Platinum will vigorously defend the lawsuit filed by JCSHO and prosecute its action against JCSHO. If adversely determined, this matter would have a Material Adverse Effect. Platinum is represented in these actions by the law firm of Katten, Muchin & Zavis, Chicago, Illinois.

4. DONALD R. JOHNSON v. INTERSOUND, INC. (DELAWARE), A DELAWARE CORPORATION, f/k/a RIVER NORTH STUDIOS, INC., Superior Court of Fulton County, Georgia, Civil Action File No. E-64885

     Plaintiff has alleged a breach of contract action against Platinum's former wholly-owned subsidiary, Intersound, Inc. Plaintiff alleges that Intersound improperly terminated his employment and, thereby, breached his employment agreement between himself and Intersound, Inc. Plaintiff claims damages in excess of $800,000. Intersound denies Plaintiff's claims and believes that it has meritorious defenses to this action. Platinum is being defended in this action by the law firm of Paul, Hastings, Janofsky
     & Walker LLP, Atlanta, Georgia.

5. ARMEN BOLADIAN v. GEORGE CLINTON, DEFENDANT, INTERSOUND, INC., GARNISHEE, State Court of Fulton County, Georgia, No. 97VX33089E

     Platinum is a defendant in this action controverting Platinum's response as garnishee. Platinum believes its exposure to be limited. Platinum is being defended in this action by the law firm of Paul, Hastings, Janofsky
     & Walker LLP, Atlanta, Georgia.

6. On July 29, 1997, Platinum received correspondence from legal counsel for one of its recording artists, William Becton, which advised Platinum that he intends to pursue an audit of Platinum pursuant to the applicable recording agreement. No audit has currently been scheduled, but Platinum has expressed its willingness to allow the audit to take place.

7. The Harry Fox Agency, Inc. is currently conducting a periodic audit of Platinum in connection with the mechanical reproduction of copyrights controlled by its principals for the period of inception of Platinum to December 31, 1997.

     CONTINGENT OBLIGATIONS:

8. Platinum has hired PLATINUM TECHNOLOGY, INC. to develop and operate Web site through which Platinum will distribute and sell titles from its music catalog and provide other entertainment features. In connection with this project, Platinum has also hired Liquid Audio as its provider of software that will allow encryption of music masters and the digital download of custom CDs.

9. Platinum has hired PLATINUM TECHNOLOGY, INC. to provide consulting services in connection to its computer systems and software development.

                                   SCHEDULE 10.5

                                       LIENS

Lien held by PolyGram pursuant to the PolyGram Group Distribution Agreement.

                                   SCHEDULE 10.6

                                 MATERIAL CONTRACTS


1. Master Recordings Agreement, dated September 18, 1993, between Voice In The Night Productions, Inc. and River North Records, Inc. (Peter Cetera)

2. Exclusive Artist Recording Agreement, dated January 7, 1998, between KMBA, Inc. and River North Records, Inc. (Dionne Warwick)

3. Exclusive Artist Recording Agreement, dated March 10, 1998, between Great Spirit Productions, Inc. and River North Records, Inc. (Taylor Dayne)

4. Agreement, dated June __, 1998, between Tring International PLC and Platinum Entertainment, Inc. (The Royal Philharmonic Orchestra)

5. License Agreement, dated November 18, 1997, among Windstar Productions, EMI-Capitol Entertainment Properties, and CMC International A/S and Platinum Entertainment, Inc. (John Denver)

6. Various Licensing Agreements entered into in connection with the compilations "Booty Mix 2" and "Booty Mix 3."

7. Distribution Agreement, dated May 14, 1993, as amended, between PolyGram Group Distribution and Platinum Entertainment, Inc.

8. Distribution Agreement, dated April 27, 1998, between Ichiban Records and Platinum Entertainment, Inc.

9. Letter Agreement, dated August 26, 1996, between House of Blues Records, Inc. and Platinum Entertainment, Inc. (House of Blues Joint Venture Agreement)

                                   SCHEDULE 10.12

                                     INSURANCE



         BENEFIT PLAN             POLICY DATES                       POLICY #       COMPANY
         ------------             ------------                       --------       -------
                General Liab.    12/21/97 -12/20/98                   35358457         CHUBB
               Workmans Comp.                  same                 9871648854         CHUBB
                     Umbrella                  same                 9879770015         CHUBB
                         Auto                  same                 9873247772         CHUBB

                                   SCHEDULE 10.14

                               INTELLECTUAL PROPERTY


1. EXHIBIT A to this SCHEDULE 10.14 sets forth a list of the Master Sound Recordings owned by Borrower and its Subsidiaries.

2. EXHIBIT A to this SCHEDULE 10.14 sets forth a list of the Musical Compositions in or to which Borrower and its Subsidiaries owns or co-owns publishing rights.

3. EXHIBIT B to this SCHEDULE 10.14 sets forth a list of Master Album Recordings owned by Borrower and its Subsidiaries.

4. SEE EXHIBIT A to this SCHEDULE 10.14 which sets forth a list of registered copyrights and copyright applications submitted by Borrower and its Subsidiaries pending registration in each of the Master Sound Recordings and the Master Album Recordings owned by Borrower and its Subsidiaries.

5. EXHIBIT C to this SCHEDULE 10.14 sets forth all registered trademarks owned by Borrower and its Subsidiaries and trademark applications submitted for registration by Borrower and its Subsidiaries. Neither Borrower nor its Subsidiaries owns any patents or has submitted any patent applications.

6. EXHIBIT D to this SCHEDULE 10.14 sets forth the Intellectual Property licensed by Borrower and its Subsidiaries (in-bound license agreements).

                                                                  EXHIBIT A
                                                                  Schedule 10.14
                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
----------------------------------------------------------------------------------------------------------------------------------
JOSTE PUBLISHING (ASCAP)
        Owned
(AIN'T NO DEVIL IN             PA572223 1992 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
  HELL) GONNA WALK ON
A MOTHER IN ZION               PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
A SONG IN THE NIGHT            PA788197 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
ABBA FATHER                    PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
ABSENCE OF FEAR                PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
AFTER THE STORM IS GONE        PA748278 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
AGONY                          PA849074 1995 ALBERT/MARTELLO                   SONIC CHAOS       ARGYLE PARK                   CH
ALL ALONE                      PENDING  1990 EVANS/CAMPBELL                    SONIC CHAOS       THE THROES                    CH
ALL THE FLOWERS GROWING IN     PENDING  1990 EVANS/CAMPBELL                    SONIC CHAOS       THE THROES                    CH
  YOUR MOTHER'S EYES
AN AUDIENCE WITH THE KING      PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
ANGRY SON                      PA812788 1996 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH
ANOTHER CHANCE                 PA856569 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  LISA PAGE                     GO
APATHETIC                      PA856318 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
ARE YOU READY FOR THUNDER?     PENDING  1989 KENNETH/MARIANO                   SONIC CHAOS       RAGE OF ANGELS                CH
ARMEGEDDON                     PENDING  1991 WEINESJO/WEINESJO/OHLSSON/THORMAN SONIC CHAOS       VENI DOMINE                   CH
ASK OF ME                      PA788206 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
ASTRONAUT                      PA812749 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
BACK TO THE DRAWING BOARD      PENDING  1998 BRENT JONES                       JOSTE PUBLISHING  LA MASS CHOIR                 GO
BANANA                         PA788414 1993 MORA/RATHBUN/TYLER/CLEEM          SONIC CHAOS       HOT PINK TURTLE               CH
BE A LIGHT                     NOT REC       MICHAEL BROOKS                    JOSTE PUBLISHING  ---------------               GO
BE YE HOLY                     PENDING  1998 GREG JONES                        JOSTE PUBLISHING  LA MASS CHOIR                 GO
BED OF NAILS                   PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
BEGINNING                      PA625280 1993 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
BELIEVE                        PA625278 1993 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
BELILEVE IN HIS PROMISE        PENDING  1998 NIKKI ERVIN                       JOSTE PUBLISHING  LA MASS CHOIR                 GO
BELOW THE GRAVE                PENDING  1990 AYERS/BENTON/BRUNER/BRUNER        SONIC CHAOS       HAVEN                         CH
BETTER WAYS                    PENDING  1995 PERRY/MOHRMAN                     SONIC CHAOS       LEADER DOGS FOR THE BLIND     CH
BETWEEN                        PA887925 1997 BAILEY/CURTIS/BELL/WATTS          SONIC CHAOS       ROCKETBOY                     CH
BETWEEN HE AND SHE             PA812755 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
BEYOND THE NIGHT               PENDING       ROBINSON/BANK                     SONIC CHAOS       TRYTAN                        CH
BLACK BIRDS                    PENDING  1990 EVANS/CAMPBELL                    SONIC CHAOS       THE THROES                    CH
BLEMISHED SACRIFICES           PENDING  1989 BACHMAN/DAUB/BADDORF/KRAFT        SONIC CHAOS       BELIEVER                      CH
BLESS HIS NAME                 PA856567 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  LISA PAGE                     GO
BLOOD BATH                     PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
BORN AGAIN                     PA788315 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
BOY AND HIS BOAT, A            PA788413 1993 MORA/RATHBUN/TYLER/CLEEM          SONIC CHAOS       HOT PINK TURTLE               CH
BROKEN TREE                    PA856313 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
BROTHERLY LOVE                 PA788313 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
BURDEN'S FOLLY, A              PA849077 1995 ALBERT/MARTELLO                   SONIC CHAOS       ARGYLE PARK                   CH
CALLING, THE                   PENDING  1990 AYERS/BENTON/BRUNER/BRUNER        SONIC CHAOS       HAVEN                         CH
CALM BEFORE THE STORM          PENDING  1991 NINA LLOPIS                       SONIC CHAOS       NINA                          CH
CHAINS                         PENDING       ADAMS/BANK/BLACKMAN               SONIC CHAOS       TRYTAN                        CH
CHAOS                          PA887928 1997 WILLIAM BELL                      SONIC CHAOS       ROCKETBOY                     CH
CHRONICLE OF THE SEVEN         PENDING  1991 WEINESJO/WEINESJO/OHLSSON/THORMAN SONIC CHAOS       VENI DOMINE                   CH
  SEALS, THE
CIRCLE                         PA849078 1995 SCOTT ALBERT                      SONIC CHAOS       ARGYLE PARK                   CH
COME HOLY SPIRIT               PA646476 1993 HERMAN HARRIS                     JOSTE PUBLISHING  HERMAN HARRIS                 GO
COME INTO MY HEART             NOT REC       MICHAEL BROOKS                    JOSTE PUBLISHING  ---------------               GO
COME TO JESUS                  PA887879 1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
COME TO THE ALTAR              PA663314 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
CONDEMNATION                   PA812784 1994 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH
CONGRUENT                      PA856321 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
CONQUER DEATH                  PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
CONSEQUENCE                    PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
----------------------------------------------------------------------------------------------------------------------------------
COOL                           PA887927 1997 CURTIS/BELL                       SONIC CHAOS       ROCKETBOY                     CH
COURSE OF RUIN                 PENDING  1994 ALBERT/MAN                        SONIC CHAOS       CIRCLE OF DUST                CH
CRANIAL TYRANT                 PENDING  1994 ALBERT/MAN                        SONIC CHAOS       CIRCLE OF DUST                CH
CROWN ME                       PENDING  1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
DEADLY MASQUERADE              PENDING       ROBINSON/BANK                     SONIC CHAOS       TRYTAN                        CH
DEEPER THE VALLEY, THE         PA759792 1995 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
DELIVER ME                     PENDING  1990 AYERS                             SONIC CHAOS       HAVEN                         CH
DEMORALIZED                    PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
DESCEND                        PENDING  1994 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
DESIGNER'S ORIGINAL            PA572225 1992 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
DESOLATION OF SODOM            PENDING  1989 BACHMAN/DAUB/BADDORF/KRAFT        SONIC CHAOS       BELIEVER                      CH
DESTROY EVERY YOKE             PA722077 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
DEVIATE                        PENDING  1994 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
DIE TO THE FLESH               PA812798 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH
DIES IRAE (DAY OF WRATH)       PENDING  1990 BACHMAN/DAUB/BADDORF/KRAFT        SONIC CHAOS       BELIEVER                      CH
DIESEL                         PA849081 1995 SCOTT ALBERT                      SONIC CHAOS       ARGYLE PARK                   CH
DIMENTIA                       PA833051 1993 BACHMAN/DAUB/WINTERS/MANN         SONIC CHAOS       BELIEVER                      CH
DISSOLVED                      PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
DO IT AGAIN                    PA856561 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
DO NOT BE DECEIVED             PENDING  1990 GREG MINIER                       SONIC CHAOS       GREG MINIER                   CH
DO YOU KNOW MY NAME?           PA812797 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH
DO YOU STILL BELIEVE IN LOVE   PENDING  1989 KENNETH/MARIANO                   SONIC CHAOS       RAGE OF ANGELS                CH
DON'T GIVE UP                  PENDING  1989 KENNETH/MARIANO/ROGER             SONIC CHAOS       RAGE OF ANGELS                CH
DON'T TAKE IT AWAY             PA625283 1993 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
DON'T TURN AWAY                PENDING       LAWRENCE BANK                     SONIC CHAOS       TRYTAN                        CH
DUST TO DUST                   PENDING  1990 BACHMAN/DAUB/BADDORF/ROBERTSON    SONIC CHAOS       BELIEVER                      CH
EMERGE                         PENDING  1992 SCOTT ALBERT                      SONIC CHAOS       LIVING SACRIFICE              CH
ENSHRINED                      PENDING  1994 ALBERT/MANN                       SONIC CHAOS       CIRCLE OF DUST                CH
ENTERTAINMENT TONIGHT          PA812746 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
ESCAPE                         PENDING  1990 AYERS/BENTON                      SONIC CHAOS       HAVEN                         CH
EVERYTHING TO ME               NOT REC       MICHAEL BROOKS                    JOSTE PUBLISHING  ---------------               GO
EVERYTHING'S GONNA BE ALRIGHT  PA663306 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
EXTRACTION FROM MORTALITY      PENDING  1989 K.BACHMAN/DAUB/BADDORF/KRAFT      SONIC CHAOS       BELIEVER                      CH
EYES OF MY SISTERS             PENDING  1990 EVANS/CAMPBELL                    SONIC CHAOS       THE THROES                    CH
FACE OF THE PROSECUTOR         PENDING  1991 WEINESJO/WEINESJO/OHLSSON/THORMAN SONIC CHAOS       VENI DOMINE                   CH
FADE AWAY                      PA812796 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH
FIGHTING GRAVITY               PENDING  1995 PERRY/MOHRMAN                     SONIC CHAOS       LEADER DOGS FOR THE BLIND     CH
FILL MY CUP                    PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
FIND A WAY                     PA722072 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
FLOURESCENT FUNK               PA788410 1993 MORA/RATHBUN/TYLER/CLEEM          SONIC CHAOS       HOT PINK TURTLE               CH
FOR LOVE ALONE                 PENDING  1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
FOR ONE MOMENT OF PLEASURE     PENDING  1992 MANN/DUGAN/URBANATI               SONIC CHAOS       TECHNOKCRACI                  CH
FREEDOM BELLS (P.D. ARR)       PA572224 1992 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
FRONT                          PA812787 1994 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH
FUTILE                         PA849075 1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
FUTURE MIND                    PA833050 1993 BACHMAN/DAUB/WINTERS              SONIC CHAOS       BELIEVER                      CH
GET IN THE WAY                 PA625282 1993 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
GET THE GLORY                  PA722074 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
GETTIN' READY                  PENDING       BANK/ADAMS                        SONIC CHAOS       TRYTAN                        CH
GIVE IT TO HIM                 PA788199 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
GIVE YOU THE PRAISE            PENDING  1998 TRACY CARTER                      JOSTE PUBLISHING  LA MASS CHOIR                 GO
GOING HOME                     PA887873 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
GONE                           PA833053 1993 BACHMAN/DAUB/WINTERS              SONIC CHAOS       BELIEVER                      CH
GONE FOREVER                   PENDING       BANK/ADAMS                        SONIC CHAOS       TRYTAN                        CH
GONE FOREVER                   PENDING  1989 D. MARIANO                        SONIC CHAOS       RAGE OF ANGELS                CH
GRASS                          PA812795 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
----------------------------------------------------------------------------------------------------------------------------------
GREATER EMMANUEL               PA722071 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
GUNTISTHA GARDEN               PA788416 1993 MORA/RATHBUN/TYLER/CLEEM          SONIC CHAOS       HOT PINK TURTLE               CH
GUTTERBOY                      PA849082 1995 MARTELLO/ALBERT                   SONIC CHAOS       ARGYLE PARK                   CH
HAEMORRHAGE OF HATRED          PA812770 1994 SHERLOCK/DE RON/TOMPKINS          SONIC CHAOS       PARAMAECIUM                   CH
HALLELUHAJ OH LORD             PENDING  1998 GREG JONES                        JOSTE PUBLISHING  LA MASS CHOIR                 GO
HE CAN DO THE IMPOSSIBLE       PA748274 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
  (IN YOUR LIFE)
HE CARES                       PA663311 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
HE KNOWS                       PA887876 1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
HE KNOWS BEST                  PA628908 1993 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
HE LOVES ME                    PA788318 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
HEADSCREW                      PA849073 1995 MARTELLO/ALBERT                   SONIC CHAOS       ARGYLE PARK                   CH
HELLFIRE DENIED                PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
HELP ME FOLLOW                 PENDING  1990 AYERS                             SONIC CHAOS       HAVEN                         CH
HELP ME TO FIGHT               PA788310 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
HERE TO STAY                   PENDING       BANK                              SONIC CHAOS       TRYTAN                        CH
HE'S COMING BACK REAL SOON     PA722073 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
HE'S MY KING                   PA646481 1993 HERMAN HARRIS                     JOSTE PUBLISHING  HERMAN HARRIS                 GO
HE'S REAL                      PA663313 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
HE'S STANDING BY               PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
HE'S THE REASON                PENDING  1994 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
HIDEOUS                        PA788409 1993 MORA/RATHBUN/TYLER/CLEEM          SONIC CHAOS       HOT PINK TURTLE               CH
HIGH DIVE                      PA887926 1997 BAILEY/CURTIS/BELL/WATTS          SONIC CHAOS       ROCKETBOY                     CH
HIGHEST PRAISE                 PA788314 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
HOMELESS                       PA812781 1994 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH
HONOR HIS NAME                 PA663309 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
HOOKED ON A GOOD THING         PENDING  1989 KENNETH/MARIANO                   SONIC CHAOS       RAGE OF ANGELS                CH
HOUSE OF PRAISE                PA887871 1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
HOW THE ANGELS SANG (50%)      NOT REC       CUMMINGS/CUMMINGS                 LEXICON MUSIC     ---------------               CH
I CAN DO ALL THINGS            PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
I FOUND LOVE                   PENDING  1990 AYERS/BRUNER/BRUNER               SONIC CHAOS       HAVEN                         CH
I NEVER  HEARD A MAN           PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
I OWE HIM THE PRAISE           PA887874 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
I WANNA GO                     PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
I WILL SING HOLY               PA628909 1993 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
IDOLS OF IGNORANCE             PENDING  1990 BACHMAN/DAUB/BADDORF/ROBERTSON    SONIC CHAOS       BELIEVER                      CH
I'LL GIVE MY ALL TO
  YOU (50%)                    PA767556 1995 TAYLOR/BOWERS                     JOSTE PUBLISHING  LOS ANGELES MASS CHOIR        GO
I'LL REIGN                     PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
ILLEGITIMATE SON               PA887930 1997 WILLIAM BELL                      SONIC CHAOS       ROCKETBOY                     CH
I'M BLESSED                    PA836241 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
IN HAIR BRAIN                  PA788415 1993 MORA/RATHBUN/TYLER/CLEEM          SONIC CHAOS       HOT PINK TURTLE               CH
IN HIS PRESENCE                PA815461 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  TOTALLY COMMITTED             GO
IN THE DAY OF THE SENTINEL     PENDING  1991 WEINESJO/WEINESJO/OHLSSON/THORMAN SONIC CHAOS       VENI DOMINE                   CH
IN THE ROOM                    PA663308 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
INJUDICIAL                     PA812771 1994 SHERLOCK/DE RON/TOMPKINS          SONIC CHAOS       PARAMAECIUM                   CH
INSIDE VIEW                    PENDING  1990 EVANS/CAMPBELL                    SONIC CHAOS       THE THROES                    CH
INTERLUDE                      PA572230 1992 J THOMAS/E TOSSING                JOSTE PUBLISHING  DANNIEBELLE HALL              GO
INTO THE UNKNOWN               PA812794 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH
IT WILL BE ALRIGHT             PENDING  1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
IT WILL BE WORTH  IT ALL       PA646477 1993 HERMAN HARRIS                     JOSTE PUBLISHING  HERMAN HARRIS                 GO
IT'S GONNA TAKE JESUS          PA887877 1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
IT'S NOT TOO LATE FOR LOVE     PENDING  1989 KENNETH/MARIANO                   SONIC CHAOS       RAGE OF ANGELS                CH
IT'S PRAYING TIME              NOT REC       MICHAEL BROOKS                    JOSTE PUBLISHING  ---------------               GO
IT'S RAINING IN MY LIFE AGAIN  PA748277 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
IT'S WAR                       PENDING       ROBINSON/BANK                     SONIC CHAOS       TRYTAN                        CH
IT'S YOUR TIME                 PA748279 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
I'VE COME ALL THE WAY          PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
----------------------------------------------------------------------------------------------------------------------------------
JEHOVAH REIGNS                 PENDING  1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
JESUS IS A LISTENING           PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
JESUS KNOWS ME                 PA572229 1992 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
JESUS WILL ANSWER YOUR PRAYER  PA788203 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
JESUS WILL SEE YOU THROUGH     PA856563 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  LISA PAGE                     GO
JIGSAW MAN                     PA812750 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
JUST AS YOU ARE                PA748276 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
JUST ONE MOMENT                PENDING  1990 EVANS/CAMPBELL                    SONIC CHAOS       THE THROES                    CH
JUSTIFIED BY FAITH             PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
KILL MY INSPIRATION            PA812753 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
KILLING OF THE INNOCENT        PENDING  1990 GREG MINIER                       SONIC CHAOS       GREG MINIER                   CH
KILLING, THE                   PA812772 1994 SHERLOCK/DE RON/TOMPKINS          SONIC CHAOS       PARAMAECIUM                   CH
KING OF THE JEWS               PENDING  1991 WEINESJO/WEINESJO/OHLSSON/THORMAN SONIC CHAOS       VENI DOMINE                   CH
LAND OF THE BLIND              PA812780 1994 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH
LATTER, THE                    PA625286 1993 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
LEARN HOW TO TRUST HIM         PA856562 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  LISA PAGE                     GO
LEAVE YOU OR FORSAKE YOU       PENDING  1989 KENNETH/MARIANO                   SONIC CHAOS       RAGE OF ANGELS                CH
LEMONADE                       PENDING  1995 PERRY/MOHRMAN                     SONIC CHAOS       LEADER DOGS FOR THE BLIND     CH
LET HIM BE EXALTED             PA722079 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
LIFE GOES ON                   PENDING       BANK/ROBINSON                     SONIC CHAOS       TRYTAN                        CH
LIFT THE SAVIOUR UP            PENDING  1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
LIL' GROOVE, A                 PA788412 1993 MORA/RATHBUN/TYLER/CLEEM          SONIC CHAOS       HOT PINK TURTLE               CH
LORD IS BLESSING ME, THE       PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
LORD IS BLESSING ME, THE       PA646480 1993 HERMAN HARRIS                     JOSTE PUBLISHING  HERMAN HARRIS                 GO
LOVE IS AN ACTION WORD         PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
MAGNIFY                        PA625284 1993 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
MAKE YOUR MOVE                 PENDING       LAWRENCE BANK                     SONIC CHAOS       TRYTAN                        CH
MARTIN'S DREAM                 PENDING  1995 PERRY/MOHRMAN                     SONIC CHAOS       LEADER DOGS FOR THE BLIND     CH
MEANINGLESS                    PA856314 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
MEDLEY OF CHANGE               PA572228 1992 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
MISANTHROPE                    PA849083 1995 MARTELLO/ALBERT                   SONIC CHAOS       ARGYLE PARK                   CH
MONKEYSHINE                    PENDING  1992 MANN/DUGAN/URBANATI               SONIC CHAOS       TECHNOKCRACI                  CH
MORE IN SORROW                 PA856316 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
MORE LOVE                      NOT REC       HERMAN HARRIS                     JOSTE PUBLISHING  ---------------               GO
MORE THAN A CONQUEROR          PA788202 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
MORE THAN THE WORLD            PA748275 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
  AGAINST YOU
MORE THAN YOU'LL EVER KNOW     PA856560 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  LISA PAGE                     GO
MORTAL AGONY                   PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
MOTHER MAY I                   PA887929 1997 CURTIS/BELL                       SONIC CHAOS       ROCKETBOY                     CH
MR. ELECTRIC                   PENDING       ADAMS/BANK                        SONIC CHAOS       TRYTAN                        CH
MURDER                         PENDING  1990 KEVIN AYERS                       SONIC CHAOS       HAVEN                         CH
MY SOUL LOVES JESUS            PA572227 1992 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
MYISCI                         PA788411 1993 MORA/RATHBUN/TYLER/CLEEM          SONIC CHAOS       HOT PINK TURTLE               CH
NARROW                         PA856317 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
NATION, THE                    PENDING  1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
NATURE AND THE SOUL            PENDING  1990 HAROLD EVANS                      SONIC CHAOS       THE THROES                    CH
NEMESIS                        PA812783 1994 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH
NEVER CHANGE                   PA788201 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
NEVER LEAVE                    PA788311 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
NEVER LET GO                   NOT REC       MICHAEL BROOKS                    JOSTE PUBLISHING  ---------------               GO
NEVER LET GO (NEW SONG)        PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
NIGHTFALL                      PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
NO APOLOGY                     PA833048 1993 BACHMAN/DAUB/BADDORF/WINTERS/MANN SONIC CHAOS       BELIEVER                      CH
NO LONGER BOUND                PA887872 1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
NO OTHER GOD                   PA856564 1997 CHARLES OLLIE HARRIS              JOSTE PUBLISHING  LISA PAGE                     GO
NO OTHER GOD (REPRISE 1)       PENDING  1997 CHARLES OLLIE HARRIS              JOSTE PUBLISHING  LISA PAGE                     GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
----------------------------------------------------------------------------------------------------------------------------------
NO OTHER GOD (REPRISE 2)       PENDING  1997 CHARLES OLLIE HARRIS              JOSTE PUBLISHING  LISA PAGE                     GO
NO PLACE TO STAND              PENDING  1992 MANN/DUGAN/URBANATI               SONIC CHAOS       TECHNOKCRACI                  CH
NONPOINT                       PENDING  1990 K. BACHMAN/DAUB/BADDORF/ROBERTSON SONIC CHAOS       BELIEVER                      CH
NOT EVEN ONE                   PENDING  1989 BACHMAN-DAUB-BADDORF-KRAFT        SONIC CHAOS       BELIEVER                      CH
NOTHING SACRED                 PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
NOWHERE TO RUN                 PENDING       LAWRENCE BANK                     SONIC CHAOS       TRYTAN                        CH
O GREAT CITY                   PENDING  1991 WEINESJO/WEINESJO/OHLSSON/THORMAN SONIC CHAOS       VENI DOMINE                   CH
O SE BABA (NIGERIAN PRAISE)    PA572226 1992 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
OH TO BE KEPT                  PENDING  1998 GREG JONES                        JOSTE PUBLISHING  LA MASS CHOIR                 GO
OH WHAT LOVE                   PA788200 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
ON JUDGEMENT DAY               PENDING  1990 AYERS/BENTON/BRUNER/BRUNER        SONIC CHAOS       HAVEN                         CH
ON THE VERGE (OF A MIRACLE)    PA887870 1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
ONE WAY TICKET                 PENDING  1995 REEVES/GRUBBS                     JOSTE PUBLISHING  RONNA REEVES                  CR
ONENEMY                        PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
ONLY JESUS CAN SAVE YOUR       PA767559 1995 WILKINS/TAYLOR                    JOSTE PUBLISHING  LOS ANGELES MASS CHOIR        GO
  SOUL (40%)
PALE REFLECTION                PENDING  1994 ALBERT/MANN                       SONIC CHAOS       CIRCLE OF DUST                CH
PARASITE                       PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
PASSION FLOWER                 PENDING  1990 HAROLD EVANS                      SONIC CHAOS       THE THROES                    CH
PAST                           PA812793 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH
PAST GONE                      PA812792 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH
PEOPLE                         PA646478 1993 HERMAN HARRIS                     JOSTE PUBLISHING  HERMAN HARRIS                 GO
PEOPLE DON'T DO                PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
PHILOSOPHY OF MAN              PENDING  1990 MINIER/WALTER/PALMER              SONIC CHAOS       GREG MINIER                   CH
PICKIN' BERRIES                PA788417 1993 MORA/RATHBUN/TYLER/CLEEM          SONIC CHAOS       HOT PINK TURTLE               CH
PLAYIN' WITH FIRE              PENDING       LAWRENCE BANK                     SONIC CHAOS       TRYTAN                        CH
PRAISE HIS HOLY NAME           PENDING  1994 ADRIAN B. KING                    JOSTE PUBLISHING  CHICAGO MASS CHOIR            GO
PRAISE HIS NAME                PA788317 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
PRAISE SONG                    PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
PRAISE SONG                    PA663305 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
PRAYERS OF A DEAD MAN          PENDING  1994 ALBERT/MANN                       SONIC CHAOS       CIRCLE OF DUST                CH
PRECIOUS MEMORIES              PENDING  1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
PRELUDE                        PA788198 1996 MICHAEL BROOKS                    JOSTE PUBLISHING                                GO
PRETEND                        PA887932 1997 WILLIAM BELL                      SONIC CHAOS       ROCKETBOY                     CH
PRICE                          PENDING  1990 GREG MINIER                       SONIC CHAOS       GREG MINIER                   CH
PROPHECY                       PENDING  1990 GREG MINIER                       SONIC CHAOS       GREG MINIER                   CH
PSALM 1                        PA801122 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 100                      PA801125 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 107                      PENDING  1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 117                      PA801117 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 148                      PA801123 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 150                      PA801127 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 2                        PA801118 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 22                       PA801119 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 23                       PA801120 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 61                       PA801124 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALM 67                       PA801121 1994 JACK BALLARD                      SONIC CHAOS       JACK BALLARD                  CH
PSALMS 34                      PA646473 1993 HERMAN HARRIS                     JOSTE PUBLISHING  HERMAN HARRIS                 GO
PURIFY                         PA856320 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
QUICK TIME                     PA856312 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
RATIONAL LIES                  PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
REASON TO ROCK                 PENDING  1989 KENNETH/MARIANO                   SONIC CHAOS       RAGE OF ANGELS                CH
REFUGE                         PA849072 1995 ALBERT/MARTELLO                   SONIC CHAOS       ARGYLE PARK                   CH
REGRESSOR/AGGRESSOR            PENDING  1994 ALBERT/MANN                       SONIC CHAOS       CIRCLE OF DUST                CH
REGRET                         PA812785 1994 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH
REJOICE                        PENDING  1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
RELEASE                        PA812779 1994 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
----------------------------------------------------------------------------------------------------------------------------------
REMOVED OF THE GRAVE           PA812766 1994 SHERLOCK/DE RON/TOMPKINS          SONIC CHAOS       PARAMAECIUM                   CH
REPENTANCE                     PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
RESTING IN HIM                 PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
RIP VAN WINKLE                 PENDING       LAWRENCE BANK                     SONIC CHAOS       TRYTAN                        CH
RIPPLE                         PENDING  1995 PERRY/MOHRMAN                     SONIC CHAOS       LEADER DOGS FOR THE BLIND     CH
RISE AGAIN                     PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
RISEN, THE                     PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
ROCK FOR THE ROCK              PENDING  1989 KENNETH/MARIANO/FOWLER            SONIC CHAOS       RAGE OF ANGELS                CH
SAFETY                         PA625281 1993 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
SAINTS IN PRAISE               PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
SANITY OBSCURE                 PENDING  1990 BACHMAN-DAUB-BADDORF-ROBERTSON    SONIC CHAOS       BELIEVER                      CH
SATAN'S CALLING                PA812791 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH
SAVED (50%)                    PA767561 1995 WILKINS/ERVIN                     JOSTE PUBLISHING  LOS ANGELES MASS CHOIR        GO
SAVED AND SANCTIFIED           PA815459 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  TOTALLY COMMITTED             GO
SCARRED FOR LIFE               PA849076 1995 SCOTT ALBERT                      SONIC CHAOS       ARGYLE PARK                   CH
SEA SONG                       PENDING  1990 HAROLD EVANS                      SONIC CHAOS       THE THROES                    CH
SEASON OF PAIN                 PA812790 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH
SECRET SONG, THE               PENDING  1990 GREG MINIER                       SONIC CHAOS       GREG MINIER                   CH
SELF INFLICT                   PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
SELFLESS                       PA812748 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
SEND THE LIGHT                 PENDING  1997 DARREN MILLER                     SPEC TWELVE MUSIC                               GO
SHADOW OF DEATH                PENDING  1989 BACHMAN/DAUB/BADDORF/KRAFT        SONIC CHAOS       BELIEVER                      CH
SHE WAS                        PA812751 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
SILVER LOVE                    PA887931 1997 WILLIAM BELL                      SONIC CHAOS       ROCKETBOY                     CH
SINCE HE CAME                  PA625279 1993 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
SING A SONG                    PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
SINGULARITY                    PA833049 1993 BACHMAN/DAUB/WINTERS/MANN         SONIC CHAOS       BELIEVER                      CH
SKEPTIC, THE                   PENDING  1990 GREG MINIER                       SONIC CHAOS       GREG MINIER                   CH
SKIN KINGS                     PENDING  1990 EVANS/CAMPBELL                    SONIC CHAOS       THE THROES                    CH
SLAVE TO SIN                   PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
SLIP                           PA856319 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
SMALL SQUARE BOXES             PENDING  1992 MANN/DUGAN/URBANATI               SONIC CHAOS       TECHNOKCRACI                  CH
SO MUCH                        PA788316 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
SOMEBODY'S WATCHING YOU        PENDING  1989 KENNETH/MARIANO/ROGER             SONIC CHAOS       RAGE OF ANGELS                CH
SOMEONE NEEDS A MIRACLE        PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
SOONER                         PA788312 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS AND THE NATION GO
SPEAK OF THE DEVIL             PA812754 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
SPINNING THROUGH THE NIGHT     PENDING  1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
SPROUT                         PENDING  1995 PERRY/MOHRMAN                     SONIC CHAOS       LEADER DOGS FOR THE BLIND     CH
STAND STILL                    PENDING  1989 GREG JONES                        JOSTE PUBLISHING  LA MASS CHOIR                 GO
STANDARD                       PA625277 1993 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
STANDING ON HIS PROMISE        PA856566 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  MICHAEL BROOKS                GO
STAR BOUND                     PENDING       LAWRENCE BANK                     SONIC CHAOS       TRYTAN                        CH
STAY UNDER THE BLOOD           PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO
STEADFAST                      PA856315 1997 SIX FEET DEEP                     SONIC CHAOS       SIX FEET DEEP                 CH
STOP THE MADNESS               PENDING  1990 BACHMAN-DAUB-BADDORF-ROBERTSON    SONIC CHAOS       BELIEVER                      CH
STRESS                         PENDING  1989 BACHMAN/DAUB/BADDORF/KRAFT        SONIC CHAOS       BELIEVER                      CH
STRUGGLE                       PA812786 1994 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH
SUMMER WIND                    PA812752 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
SUN WILL SHINE AGAIN, THE      PA722070 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
SUPERSATURATED                 PENDING  1995 PERRY/MOHRMAN                     SONIC CHAOS       LEADER DOGS FOR THE BLIND     CH
SYLENTIGER                     PENDING       LAWRENCE BANK                     SONIC CHAOS       TRYTAN                        CH
TAKE ALL YOUR PAIN AWAY        PA663307 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
TAKE COVER                     PENDING       LAWRENCE BANK                     SONIC CHAOS       TRYTAN                        CH
TAKE THE TIME TO WAIT          PA788205 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
TELL                           PENDING  1990 HAROLD EVANS                      SONIC CHAOS       THE THROES                    CH


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
----------------------------------------------------------------------------------------------------------------------------------
TELLTALE CRIME                 PENDING  1994 ALBERT/MANN                       SONIC CHAOS       CIRCLE OF DUST                   CH
TESTIMONY OF APOCOLYPSE        PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
THANK YOU JESUS                PA856570 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  LISA PAGE                     GO
THAT'S WHAT YOU MEAN TO ME     PA788204 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
THE BLOOD                      PA788196 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
THE TRUTH                      PA856565 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  LISA PAGE                     GO
THINK ON THESE THINGS          PA583745 1992 TONY WILKINS                      LEXICON MUSIC     LOS ANGELES MASS CHOIR        GO
THIS LOVE IS AN OCEAN          PENDING  1990 HAROLD EVANS                      SONIC CHAOS       THE THROES                    CH
THROUGH LATENT EYES            PENDING  1992 MANN/DUGAN/URBANATI               SONIC CHAOS       TECHNOKCRACI                  CH
THUS WILL I BLESS THEE         PENDING  1998 GREG JONES                        JOSTE PUBLISHING  LA MASS CHOIR                 GO
TOMORROW TAKES TOO LONG        PA812757 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
TOO TIRED TO TREMBLE           PENDING  1992 MANN/DUGAN/URBANATI               SONIC CHAOS       TECHNOKCRACI                  CH
TORMENTED                      PENDING  1989 BACHMAN/DAUB/BADDORF/KRAFT        SONIC CHAOS       BELIEVER                      CH
TRILOGY OF KNOWLEDGE           PA833052 1993 BACHMAN/DAUB/BADDORF/LAIRD        SONIC CHAOS       BELIEVER                      CH
TWISTED REALITY                PENDING  1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
UFFREN                         PA849085 1995 SCOTT ALBERT                      SONIC CHAOS       CIRCLE OF DUST                CH
UNCONDITIONAL LOVE (40%)       PA806584 1995 WILKINS/TAYLOR                    JOSTE PUBLISHING  LOS ANGELES MASS CHOIR        GO
UNITE                          PENDING  1989 BACHMAN/DAUB/BADDORF/KRAFT        SONIC CHAOS       BELIEVER                      CH
UNNATURAL CONCEPTION, THE      PA812767 1994 SHERLOCK/DE RON/TOMPKINS          SONIC CHAOS       PARAMAECIUM                   CH
UNTOMBED                       PA812768 1994 SHERLOCK/DE RON/TOMPKINS          SONIC CHAOS       PARAMAECIUM                   CH
VALLEY OF DRY BONES            PENDING  1990 DIDONATO/GRAHAM/NEY/TORONE/TOY    SONIC CHAOS       SACRAMENT                     CH
VALLEY OF SALT                 PA812782 1994 SHAFFER/WOHLFIELD/SIMMONS/PORTER  SONIC CHAOS       SIX FEET DEEP                 CH
VANITY                         PENDING  1992 MANN/DUGAN/URBANATI               SONIC CHAOS       TECHNOKCRACI                  CH
VERTIGO                        PENDING  1993 MANN/DUGAN/URBANATI               SONIC CHAOS       TECHNOKCRACI                  CH
VILE HYPOCRISY                 PENDING  1989 BACHMAN/DAUB/BADDORF/KRAFT        SONIC CHAOS       BELIEVER                      CH
VIOLENT                        PA849080 1995 MARTELLO/ALBERT                   SONIC CHAOS       ARGYLE PARK                   CH
VOYAGE OF THE SEVERED, THE     PA812769 1994 SHERLOCK/DE RON/TOMPKINS          SONIC CHAOS       PARAMAECIUM                   CH
WAKING THE GIANT               PENDING       BANK/ROBINSON                     SONIC CHAOS       TRYTAN                        CH
WALK IN THE FREEDOM            PA663310 1995 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
WALK IN THE RAIN               PA812747 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
WALKING FOR MILES              PA812789 1995 RANDY ROSE                        SONIC CHAOS       ROSE                          CH
WALKING IN THE LIGHT           PENDING  1998 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
WALL BETWEEN US                NOT REC       JOHN SCULLY                       JOSTE PUBLISHING  ---------------               CR
WE GIVE THANKS                 PA748283 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
WE MUST BE BORN AGAIN (50%)    PA681981 1994 WHITSETT/IVEY                     JOSTE PUBLISHING  ESTHER SMITH                  GO
WE WORSHIP CHRIST, OUR LORD    PA646479 1993 HERMAN HARRIS                     JOSTE PUBLISHING  HERMAN HARRIS                 GO
WEATHER, THE                   PENDING  1995 PERRY/MOHRMAN                     SONIC CHAOS       LEADER DOGS FOR THE BLIND     CH
WEDNESDAY                      PA812756 1995 TAYLOR/DODDS/DUNCAN/MATTINGLY     SONIC CHAOS       LOVE COMA                     CH
WHAT A WONDERFUL CHANGE        PA722075 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  GREATER EMMANUEL              GO
WHAT IS BUT CANNOT BE          PA833047 1993 BACHMAN/DAUB/BADDORF/ROBERTSON    SONIC CHAOS       BELIEVER                      CH
WHEN I PRAY                    PA748281 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
WHERE WOULD I BE               PA748282 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
WISDOM CALLS                   PENDING  1991 WEINESJO/WEINESJO/OHLSSON/THORMAN SONIC CHAOS       VENI DOMINE                   CH
WISDOM'S CALL                  PENDING  1990 BACHMAN/DAUB/BADDORF/KRAFT        SONIC CHAOS       BELIEVER                      CH
WONDERFUL THINGS               PA887878 1997 B. CHASE WILLIAMS                 JOSTE PUBLISHING  B. CHASE WILLIAMS & SHABACH   GO
WORKING TOGETHER               PA856568 1997 MICHAEL BROOKS                    JOSTE PUBLISHING  LISA PAGE                     GO
YELLOW & BLACK ATTACK          PENDING  1995 PERRY/MOHRMAN                     SONIC CHAOS       LEADER DOGS FOR THE BLIND     CH
YOU DESERVE THE BEST           PA759793 1995 DANNIEBELLE HALL                  JOSTE PUBLISHING  DANNIEBELLE HALL              GO
YOU DON'T NEED PERMISSION      PENDING  1998 GREG JONES                        JOSTE PUBLISHING  LA MASS CHOIR                 GO
YOU MUST LIVE WHAT YOU
  SING ABOUT                   PENDING  1995 JONES/TAYLOR                      JOSTE PUBLISHING  LOS ANGELES MASS CHOIR        GO
YOU'LL NEVER WALK ALONE        PA748280 1994 MICHAEL BROOKS                    JOSTE PUBLISHING  WITNESS                       GO
YOUR DYING DAY                 PENDING  1990 AYERS/BENTON/BRUNER/MCKEE         SONIC CHAOS       HAVEN                         CH
YOUR NAME                      PA815460 1996 MICHAEL BROOKS                    JOSTE PUBLISHING  TOTALLY COMMITTED             GO
ZIKLAG                         PENDING  1997 HOWARD HUNT, JR.                  SPEC TWELVE MUSIC                               GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
      Co-Owned

A LIFE THAT SHOWS (50%)        PA466810   1990 FRED HAMMOND                      LEXICON/PARAGON   COMMISSIONED                  GO
A PRAISE FOR YOU (50%)         PA445245   1989 HAMMOND/BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
A PRAYER FOR LOVE              PA508877   1991 GENE VIALE                        LEXICON/
                                                                                   B FLAT MUSIC    GENE VIALE                    GO
ALWAYS                         PA762245   1995 RON LARSON                        JOSTE PUB/
                                                                                   CHAMPION OF
                                                                                   LOVE MUSIC      RON LARSON                    CH
AN ANGEL'S KISS (50)           PA822 153  1997 G. S. CURTIS/W. R. BELL, JR.      SONIC CHAOS/
                                                                                   A-HA-HEE MUSIC  ROCKETBOY                     CH
AT THE CROSS (GC PD ARR) (50%) PA375298   1988 LAYTHAN ARMOR                     LEXICON/MORAL     VOICES OF LIGHT               GO
AVAILABLE TO YOU               PA736325   1994 CARLIS MOODY, JR.                 JOSTE PUB/
                                                                                   MOODEASY MUSIC  CARLIS MOODY, JR.             GO
BACK IN THE SADDLE (50%)       PA466806   1990 MICHAEL BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
BACK TO THE CROSS              PA466806   1991 WILLIAMS BROTHERS                 LEXICON/MELENDO   MELVIN WILLIAMS               GO
BE ENCOURAGED                  PA583751   1992 MONTOUTE/ARMOR/TAYLOR             LEXICON/
                                                                                  SHAWN RAI ETC    LOS ANGELES MASS CHOIR        GO
BUSTER & RUBY                  PA759772   1995 HENRY KAPONO                      JOSTE PUB/ISLAND
                                                                                  PEARL MUSIC      HENRY KAPONO                  AC
CALL ME KIND (50)              PA822 148  1997 W. H. BAILEY, III                 SONIC CHAOS/
                                                                                  A-HA-HEE MUSIC   ROCKETBOY                     CH
CAN'T HOLD BACK, I (50%)       PA451683   1989 ARMOR/TAYLOR                      LEXICON/MORAL     LOS ANGELES MASS CHOIR        GO
CHOICE TO REJOICE              PENDING    1996 MICHAEL BROOKS                    JOSTE PUB/
                                                                                  BRIDGEPORT MUSIC MICHAEL BROOKS AND THE NATION GO
COME AS YOU ARE (33.3%)        PA583746   1992 ARMOR/BLACK/TAYLOR                LEXICON/
                                                                                  SHAWN RAI ETC    LOS ANGELES MASS CHOIR        GO
COME TO ME (50%)               PA462368   1990 ARMOR/FUTREL                      LEXICON/MORAL     FUTREL                        GO
COME UNTO HIM                  PA603013   1993 KEITH CHILDRESS                   JOSTE PUB/
                                                                                  KE-KIM MUSIC     HEAVEN SENT                   GO
COUNT ON ME                    PA736318   1994 CARLIS MOODY, JR.                 JOSTE PUB/
                                                                                  MOODEASY MUSIC   CARLIS MOODY, JR.             GO
CRY                            NOT REL    1995 REEVES/CRAIG                      JOSTE PUB/
                                                                                  BRUCE CRAIG PUB  RONNA REEVES                  CR
CRY NO MORE (25%)              PA543323   1991 STEWART/JONES                     LEXICON/STEWART/
                                                                                  PARAGON          PARKES STEWART                GO
DANCE WITH ALL OUR MIGHT       PA572407   1992 HOWARD/GOSSETT                    LEXICON/
                                                                                  SONG OF TRIUMPH  PATTIE HOWARD                 GO
DISCO BALL (50)                PA822 151  1997 G. S. CURTIS                      SONIC CHAOS/
                                                                                  A-HA-HEE MUSIC   ROCKETBOY                     CH
DO I  (41.66)                  PENDING    1997 W. CHASE/S. ALKIRE/C. LAURENTS/   SPEC TWELVE MUSIC
                                                                                  /TIMES 20 PRESS                                GO
DON'T WORRY                    PA445248   1989 STEWART/BRICE                     LEXICON/BRICE/
                                                                                  STEWART          COMMISSIONED                  GO
DOOMSAYER(40)                  PA849086   1995 ALBERT/SALOMON/VICTOR             SONIC CHAOS       ARGYLE PARK                   CH
ETERNITY IN MY HEART           PA762243   1995 RON LARSON                        JOSTE PUB/
                                                                                  CHAMPION OF
                                                                                  LOVE MUSIC       RON LARSON                    CH
EVERY KNEE SHALL BOW           PA583749   1992 WILKINS/TAYLOR                    LEXICON/
                                                                                  SHAWN RAI ETC    LOS ANGELES MASS CHOIR        GO
FAMOUS LAST WORDS              PA762248   1995 RON LARSON                        JOSTE PUB/
                                                                                  CHAMPION OF
                                                                                  LOVE MUSIC       RON LARSON                    CH
FATHER I STRETCH MY HANDS
  TO THEE                      PAU1728379 1993 HERMAN HARRIS                     JOSTE PUB/
                                                                                  HERMANDO
                                                                                  PUBLISHING       COMMITTED                     GO
FEAR NO EVIL                   PA518703   1991 WILLIAMS BROTHERS                 LEXICON/DALF      MELVIN WILLIAMS               GO
FIRST LOVE                     PA736326   1994 MOODY/JACKSON/CLARK               JOSTE PUB/
                                                                                  MOODEASY/SEED    CARLIS MOODY, JR.             GO
FLY (50)                       PA822 150  1997 W. R. BELL, JR.                   SONIC CHAOS/
                                                                                  A-HA-HEE MUSIC   ROCKETBOY                     CH
GARMENT OF PRAISE              PA759791   1995 CHARLES SMITH                     JOSTE PUB/
                                                                                  CHARLES SMITH
                                                                                  MUSIC            DANNIEBELLE HALL              GO
GARY'S GARAGE (50)             PA822 149  1997 W. H. BAILEY, III                 SONIC CHAOS/
                                                                                  A-HA-HEE MUSIC   ROCKETBOY                     CH
GET YOUR PEOPLE READY          PA736322   1994 CARLIS MOODY, JR.                 JOSTE PUB/
                                                                                  MOODEASY MUSIC   CARLIS MOODY, JR.             GO
GIVE HIM THE GLORY (50%)       PA399048   1988 TONY WILKINS                      LEXICON/MORAL     LOS ANGELES MASS CHOIR        GO
GLAD I MET YOU                 PA518705   1991 WILLIAMS BROTHERS                 LEXICON/LEVARN    MELVIN WILLIAMS               GO
GOD HAS PROMISED               PA567408   1992 TYRONE DICKERSON                  LEXICON/
                                                                                  SECRET PUB       CHICAGO MASS CHOIR            GO
GOODNESS AND MERCY (50%)       PA419476   1989 WILKENS/TAYLOR                    LEXICON/
                                                                                  MORAL MUSIC      LOS ANGELES MASS CHOIR        GO
GRACE (50%)                    PA399049   1988 TONY WILKINS                      LEXICON/
                                                                                  MORAL MUSIC      LOS ANGELES MASS CHOIR        GO
GREAT HEALER                   PA472409   1992 HOWARD/GOSSETT                    LEXICON/
                                                                                  SONGS OF TRIUMPH PATTIE HOWARD                 GO
HE THAT BELIEVETH (P.D. ARR.)  PA598752   1992 JAMES CHAMBERS/MARK TAYLOR        LEXICON/
                                                                                  BLACK & WHITE
                                                                                  MUSIC            CHICAGO MASS CHOIR            GO
HEART OF MINE (50%)            PA466809   1990 FRED HAMMOND                      LEXICON/
                                                                                  PARAGON MUSIC    COMMISSIONED                  GO
HEAVEN                         PA767554   1995 TAYLOR/JONES                      JOSTE PUB/2 G'S
                                                                                  & a J MUSIC      LA MASS CHOIR                 GO
HE'LL BE THERE                 PA583743   1992 DONALD TAYLOR                     LEXICON/
                                                                                  SHAWN RAI ETC    LOS ANGELES MASS CHOIR        GO
HE'LL BE THERE                 PAU1728335 1993 HERMAN HARRIS                     JOSTE PUB/
                                                                                  HERMANDO
                                                                                  PUBLISHING       COMMITTED                     GO
HE'LL MAKE A CHANGE (50%)      PA473730   1990 WILKINS/TAYLOR                    LEXICON/MORAL     LOS ANGELES MASS CHOIR        GO
HERE I AM (MORE THAN A
  CONQUERER)  (50%)            PA466814   1990 MICHAEL BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
HOLD ON UNTIL YOU BLESS ME     PA518650   1990 COLEY/SMITH                       LEXICON/
                                                                                  COLEY'S PEN      DARYL COLEY                   GO
HOPE FOR THE HURTING HEART     PA762249   1995 RON LARSON                        JOSTE PUB/
                                                                                  CHAMPION OF
                                                                                  LOVE MUSIC       RON LARSON                    CH
HOPEFUL                        PA762246   1995 RON LARSON                        JOSTE PUB/
                                                                                  CHAMPION OF
                                                                                  LOVE MUSIC       RON LARSON                    CH
HOSANNA (33.3%)                PA583747   1992 MONTOUTE/TAYLOR/ARMOR             LEXICON/
                                                                                  SHAWN RAI ETC    LOS ANGELES MASS CHOIR        GO
HOW CAN WE SING (IN A STRANGE
  LAND) (50%)                  PA370976   1988 MICHAEL BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
HOW GRACIOUS YOU ARE           PA646474   1993 ORTEGA SMITH                      JOSTE PUB/
                                                                                  ORTEGA SMITH
                                                                                  MUSIC            HERMAN HARRIS                 GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
HOW MUCH IS WHEN?              PA762244   1995 RON LARSON                        JOSTE PUB/
                                                                                  CHAMPION OF
                                                                                  LOVE MUSIC       RON LARSON                    CH
I AM BLIND (50)                PENDING    1997 W. CHASE/S. ALKIRE/C. LAURENTS/   SPEC TWELVE                                     GO
                                                 D. MIDDLETON/M. MCNEELY          MUSIC/TIMES
                                                                                  20 PRESS
I CAN DO ALL THINGS            PENDING    1994 HERMAN HARRIS                     JOSTE PUB/        HEAVEN SENT                   GO
                                                                                 HERMANDO
                                                                                 PUBLISHING
I CANNOT TELL IT ALL           PA603010   1993 HERMAN HARRIS                     JOSTE PUB/
                                                                                  HERMANDO
                                                                                  PUBLISHING       HEAVEN SENT                   GO
I CAN'T IMAGINE (25%)          PA543322   1991 STEWART/JONES                     LEXICON/STEWART/
                                                                                  PARAGON          PARKES STEWART                GO
I DIED FOR YOU (37.5%)         PA462370   1990 ARMOR/BATES                       LEXICON/MORAL/
                                                                                  PAPER BOY        FUTREL                        GO
I FEEL BETTER NOW              PA518700   1991 WILLIAMS BROTHERS                 LEXICON/LEVARN/
                                                                                  PERCY'S TWINS    MELVIN WILLIAMS               GO
I MUST TELL JESUS (50%)        PA419477   1989 WILKENS/TAYLOR                    LEXICON/
                                                                                  MORAL MUSIC      LOS ANGELES MASS CHOIR        GO
I SHOULD (50)                  PA822 156  1997 W. H. BAILEY, III                 SONIC CHAOS/
                                                                                  A-HA-HEE MUSIC   ROCKETBOY                     CH
I WILL ALWAYS REMEMBER         PA759773   1995 HENRY KAPONO                      JOSTE PUB/ISLAND
                                                                                  PEARL MUSIC      ENRY KAPONO                   C
I WILL BLESS THE LORD          PA681982   1994 GEOFFREY DAVIS                    JOSTE PUB/
                                                                                  PSUCHE' PUB      ESTHER SMITH                  GO
IF MY PEOPLE (50%)             PA466808   1990 MICHAEL BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
IF YOU LOOK                    PA760554   1995 JEFF HAMLIN                       JOSTE PUB/
                                                                                  CHAMPION OF
                                                                                  LOVE MUSIC       GLAD                          CH
I'LL REACH, I'LL TELL          PA572412   1992 REBA RAMBO                        LEXICON/
                                                                                  NEW KINGDOM
                                                                                  MUSIC            PATTIE HOWARD                 GO
I'M GONNA LET MY LOVE
  FLOW (50%)                   PA370977   1988 MICHAEL BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
I'M PERSUADED                  PA603012   1993 HERMAN HARRIS                     JOSTE PUB/
                                                                                  HERMANDO
                                                                                  PUBLISHING       HEAVEN SENT                   GO
I'M READY FOR MY CHANGE        PA736319   1994 CARLIS MOODY, JR.                 JOSTE PUB/
                                                                                  MOODEASY MUSIC   CARLIS MOODY, JR.             GO
INVISIBLE LINE                 NOT REC         JOHN SCULLY                       JOSTE PUB/
                                                                                  JOHN SCULLY
                                                                                  SONGS            ---------------               CR
IT WAS YOU                     PA466813   1991 KARL REID                         LEXICON/
                                                                                  KARL REID MUSIC  COMMISSIONED                  GO
I'VE GOT THE VICTORY           PA462364   1990 DARLENE FUTREL                    LEXICON/MORAL     FUTREL                        GO
JESUS                          PA736323   1994 CARLIS MOODY, JR.                 JOSTE PUB/
                                                                                  MOODEASY MUSIC   CARLIS MOODY, JR.             GO
JESUS                          PA646475   1993 RENEE WILLIAMS SMITH              JOSTE PUB/RENEE
                                                                                  SMITH MUSIC      HERMAN HARRIS                 GO
JESUS CARES (50%)              PA370988   1988 MICHAEL BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
JESUS CHRIST SACRIFICED        PA583744   1992 LANIAR/TAYLOR                     LEXICON/
                                                                                  SHAWN RAI ETC    LOS ANGELES MASS CHOIR        GO
JESUS IS THE REAL THING        PA518649   1990 DARYL COLEY                       LEXICON/
                                                                                  COLEY'S PEN      DARYL COLEY                   GO
JESUS LOVES ME (GC P.D.
  ARR) (50%)                   PA375300   1988 LAYTHAN ARMOR                     LEXICON/MORAL     VOICES OF LIGHT               GO
JESUS NEVER FAILS (50%)        PA451684   1989 ARMOR/TAYLOR                      LEXICON/MORAL     LOS ANGELES MASS CHOIR        GO
JESUS, PRECIOUS KING
  (GC PD) (50%)                PA375287   1988 LAYTHAN ARMOR                     LEXICON/MORAL     VOICES OF LIGHT               GO
JUDGMENT                       PA736320   1994 CARLIS MOODY, JR.                 JOSTE PUB/
                                                                                  MOODEASY MUSIC   CARLIS MOODY, JR.             GO
JUST A CLOSER WALK WITH
  THEE (PD) (50%)              PA373164   1988 LAYTHAN ARMOR                     LEXICON/MORAL     VOICES OF LIGHT               GO
JUST A LITTLE WALK WITH
  JESUS                        NOT REC         HERMAN HARRIS                     JOSTE PUB/
                                                                                  HERMANDO
                                                                                  PUBLISHING       ---------------               GO
JUSTICE FOR ALL                PENDING    1995 LARSON/KAUFLIN                    JOSTE/CHAMPION OF
                                                                                  LOVE MUSIC (SEE
                                                                                  JUSTMIKE)        GLAD                          CH
KEEP ON MOVIN'                 PA603009   1993 PAM DAVIS                         JOSTE PUB/T
                                                                                  HE MUSIC IN ME   HEAVEN SENT                   GO
LAST OF ALL AND THE LEAST
  OF THESE, THE                PA762251   1995 RON LARSON                        JOSTE PUB/
                                                                                  CHAMPION OF
                                                                                  LOVE MUSIC       RON LARSON                    CH
LEANING ON THE EVERLASTING
  ARMS (PD) (50%)              PA375295   1988 LAYTHAN ARMOR                     LEXICON/MORAL     VOICES OF LIGHT               GO
LEAVE ME ALONE(85)             PA849079   1995 ALBERT/BOQUETTE                   SONIC CHAOS       ARGYLE PARK                   CH
LET MY LOVE FLOW (50%)         PA370977   1988 MICHAEL BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
LET US BREAK BREAD TOGETHER
  (PD) (50%)                   PA375306   1988 LAYTHAN ARMOR                     LEXICON/MORAL     VOICES OF LIGHT               GO
LET'S NOT CRUCIFY HIM
  AGAIN (50%)                  PA445242   1989 MICHAEL BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
LORD I KNOW I'VE BEEN CHANGED
  (P.D. ARR.)                  PA767562   1995 GREG JONES                        JOSTE PUB/2 G'S
                                                                                  & a J MUSIC      LOS ANGELES MASS CHOIR        GO
LORD JESUS HELP ME (HELP
  SOMEBODY)                    PA445241   1989 MITCHELL JONES                    LEXICON/
                                                                                  CARLENE JONES    COMMISSIONED                  GO
LOVE IS JUST WHAT WE NEED      PA508878   1991 RICH LITTLEJOHN                   LEXICON/
                                                                                  B-FLAT MUSIC     GENE VIALE                    GO
LOVE LIFTED ME (50%)           PA448938   1989 TONY WILKINS                      LEXICON/MORAL     COMMISSIONED                  GO
LOVE ME RIGHT (25%)            PA543321   1991 STEWART/JONES                     LEXICON/STEWART/
                                                                                  PARAGON          PARKES STEWART                GO
LOVE SAYS GOODBYE              PA759770   1995 HENRY KAPONO                      JOSTE PUB/ISLAND
                                                                                   PEARL MUSIC     HENRY KAPONO                  AC
LOVE'S NOT SO FAR(16.65)       PENDING    1995 TRENT/MANDEVILLE/PETRUCCI         SONIC CHAOS       TAMMY TRENT                   CH
MAKE A WAY (50%)               PA451682   1989 JEFF RICHARDSON                   LEXICON/MORAL     LOS ANGELES MASS CHOIR        GO
MATTER OF TIME                 PA759771   1995 HENRY KAPONO                      JOSTE PUB/ISLAND
                                                                                  PEARL MUSIC      HENRY KAPONO                  AC
MORE LIKE JESUS                PA518648   1990 COLEY/ALLEN                       LEXICON/
                                                                                   COLEY'S PEN     DARYL COLEY                   GO
MORE THAN YOU'LL EVER
  KNOW (50%)                   PA445243   1989 MICHAEL BROOKS                    LEXICON/PARAGON   COMMISSIONED                  GO
MOVE RIGHT NOW (50%)           PA399046   1988 TONY WILKINS                      LEXICON/MORAL     LOS ANGELES MASS CHOIR        GO
MY GOD I LOVE YOU (P.D.)       PA784270   1996 PAUL LANGFORD                     JOSTE PUBLISHING
                                                                                  /CHAMPION OF
                                                                                  LOVE MUSIC       GLAD                          CH
NATIVE GIRL                    PA759774   1995 HENRY KAPONO                      JOSTE PUB/ISLAND
                                                                                  PEARL MUSIC      HENRY KAPONO                  AC
NEAR THE CROSS (PD) (50%)      PA375296   1988 LAYTHAN ARMOR                     LEXICON/MORAL     LOS ANGELES MASS CHOIR        GO
NEVER (25%)                    PA462367   1990 ARMOR/KASHA/HIRSH                 LEXICON/MORAL/
                                                                                  SISC/FIRE        FUTREL                        GO
NEVER FAR (50)                 PENDING    1997 W. CHASE/S. ALKIRE/C. LAURENTS/
                                               D. MIDDLETON/M. MCNEELY           SPEC TWELVE MUSIC
                                                                                  /TIMES 20 PRESS                                GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
NO MORE LONELINESS             PA466811   1990 JONES/STEWART                     LEXICON/JONES/
                                                                                  STEWART           COMMISSIONED                  GO
OH GIVE THANKS                 PA598748   1992 LAVELLE LACEY                     LEXICON/
                                                                                  B-FLAT MUSIC      CHICAGO MASS CHOIR           GO
OH HOW I NEED YOU              PA518706   1991 WILLIAMS BROTHERS                 LEXICON/DALF       MELVIN WILLIAMS              GO
ONCE AGAIN                     PA736432   1994 OLIVER SCOTT                      JOSTE PUB/OLIGUS
                                                                                  PUBLISHING        BEAU WILLIAMS                GO
ONE WAY TICKET                 PA768042   1995 REEVES/GRUBBS                     JOSTE PUB/JIMMY
                                                                                  GRUBBS MUSIC      RONNA REEVES                 CR
ONLY HOPE (50)                 PENDING    1997 W. CHASE/S. ALKIRE/C. LAURENTS/
                                               D. MIDDLETON/M. MCNEELY           SPEC TWELVE
                                                                                  MUSIC/TIMES
                                                                                  20 PRESS                                       GO
ONLY JESUS WILL (25%)          PA543325   1991 STEWART/JONES                     LEXICON/STEWART/
                                                                                  PARAGON           PARKES STEWART               GO
ONLY WHAT YOU DO FOR CHRIST
  WILL LAST                    PA370984   1988 MITCHEL JONES                     LEXICON/
                                                                                  CARLENE JONES     COMMISSIONED                 GO
ORDINARY JUST WON'T DO         PA466807   1990 JONES/STEWART                     LEXICON/JONES/
                                                                                  STEWART           COMMISSIONED                 GO
OVER                           PA641604   1993 K TRIBITT/P TRIBITT               JOSTE PUB/
                                                                                  E TRIBITT
                                                                                  PUBLISHING        DONALD MALLOY                GO
PASS ME NOT (GC PD ARR)  (50%) PA373160   1988 LAYTHAN ARMOR                     LEXICON/
                                                                                  MORAL MUSIC       VOICES OF LIGHT              GO
PEACE BE STILL (GC PD
  ARR) (50%)                   PA373161   1988 LAYTHAN ARMOR                     LEXICON/
                                                                                  MORAL MUSIC       VOICES OF LIGHT              GO
PEACE IN MY HEART              PA518701   1991 WILLIAMS BROTHERS                 LEXICON/LEVARN/
                                                                                  DALF              MELVIN WILLIAMS              GO
PERILOUS TIMES (50%)           PA370987   1988 FRED HAMMOND                      LEXICON/PARAGON    COMMISSIONED                 GO
PRAISE THE LORD                PA583750   1992 ARMOR/TAYLOR/BLACK                LEXICON/
                                                                                  SHAWN RAI ETC     LOS ANGELES MASS CHOIR       GO
PRAISE YE THE LORD             PA681985   1994 DANA DAVIS                        JOSTE PUB/
                                                                                  PSUCHE' PUB       ESTHER SMITH                 GO
REFRESHING                     PA736321   1994 CARLIS MOODY, JR.                 JOSTE PUB/
                                                                                  MOODEASY MUSIC    CARLIS MOODY, JR.            GO
REMEMBER                       PA625285   1993 L PAGE/C HARRIS                   JOSTE PUB/YOUNG
                                                                                  ARTISTS FOR
                                                                                  CHRIST MUSIC      WITNESS                      GO
REVIVE US AGAIN  (PD)  (50%)   PA399047   1988 TONY WILKINS                      LEXICON/MORAL      LOS ANGELES MASS CHOIR       GO
RICHARD (50)                   PA822 154  1997 G. S. CURTIS/W. R. BELL, JR.      SONIC CHAOS/
                                                                                  A-HA-HEE MUSIC    ROCKETBOY                    CH
RISE UP MY CHILD  (50%)        PA462369   1990 ARMOR/FUTREL                      LEXICON/MORAL      FUTREL                       GO
RIVERBOAT, THE                 PA762247   1995 RON LARSON                        JOSTE PUB/
                                                                                  CHAMPION OF
                                                                                  LOVE MUSIC        RON LARSON                   C
ROMANS 10                      PA518647   1990 COLEY/KEE                         LEXICON/
                                                                                  COLEY'S PEN       DARYL COLEY                  GO
SATAN, WE'RE GONNA TEAR
  YOUR KINGDOM (PD)            PENDING    1991 HOWARD/GOSSETT                    LEXICON/SONG OF
                                                                                  TRIUMPH           PATTIE HOWARD                GO
SAVANNAH BY MOONLIGHT (50%)    PENDING    1992 TAYLOR/FOLLESE'                   JOSTE PUB/
                                                                                  S-MEISTER/
                                                                                  GREAT CUMBERLAND
                                                                                  MUSIC/            S. ALAN TAYLOR               CR
---------------------------    --------   ---- ---------                         DIAMOND SRUCK
                                                                                  MUSIC/BREAKER
                                                                                    MAKER MUSIC     ------------------

SAVE ME NOW  (50%)             PA445249   1989 FRED HAMMOND                      LEXICON/PARAGON    COMMISSIONED                 GO
SAY NO                         PA518704   1991 WILLIAMS BROTHERS                 LEXICON/LEVARN/
                                                                                 PERCY'S TWINS      MELVIN WILLIAMS              GO
SEE YOU WHEN I GET
  THERE  (50%)                 PA462363   1990 ARMOR/FUTREL                      LEXICON/MORAL      FUTREL                       GO
SEED (50)                      PA822 146  1997 R. G. JONES, JR./W. R. BELL, JR.  SONIC CHAOS/
                                                                                  A-HA-HEE MUSIC    ROCKETBOY                    CH
SHADES OF GRAY (50)            PA822 155  1997 W. H. BAILEY, III/W. R. BELL, JR. SONIC CHAOS/
                                                                                  A-HA-HEE MUSIC    ROCKETBOY                    CH
SHOW EACH  OTHER LOVE (41.66)  PENDING    1997 W. CHASE/S. ALKIRE/C. LAURENTS/
                                               D. MIDDLETON/M. MCNEELY           SPEC TWELVE
                                                                                  MUSIC/TIMES
                                                                                  20 PRESS/MOORE
                                                                                  ON MUSIC                                       GO
SING IN THE FACE OF THE ENEMY  NOT REC         M MCKINNEY/C ROBINSON             JOSTE PUB/
                                                                                  HEARTWING MUSIC   ----------------------
SIREN SONG (50)                PA822 147  1997 W. H. BAILEY, III                 SONIC CHAOS/
                                                                                  A-HA-HEE MUSIC    ROCKETBOY                    CH
SKIN SHED(75)                  PA849084   1995 SCOTT ALBERT/TOMMY VICTOR         SONIC CHAOS        ARGYLE PARK                  CH
SLEEPY LAND (50)               PENDING    1997 W. CHASE/S. ALKIRE/C. LAURENTS/
                                               D. MIDDLETON/M. MCNEELY           SPEC TWELVE
                                                                                  MUSIC/TIMES
                                                                                  20 PRESS                                       GO
SO FAR ABOVE                   PA762250   1995 RON LARSON                        JOSTE PUB/
                                                                                  CHAMPION OF
                                                                                  LOVE MUSIC        RON LARSON                   CH
SO GOOD TO KNOW (THE
  SAVIOR)  (50%)               PA445246   1989 MICHAEL BROOKS                    LEXICON/PARAGON    COMMISSIONED                 GO
SOLID ROCK, THE (P.D.)         PA784271   1996 DON HART                          JOSTE PUBLISHING
                                                                                  /CHAMPION OF
                                                                                  LOVE MUSIC        GLAD                         CH
SOMEONE 2 LOVE(16.65)          PENDING    1995 TRENT/MANDEVILLE/BUISSON          SONIC CHAOS        TAMMY TRENT                  CH
SOUL SONG (41.66)              PENDING    1997 W. CHASE/S. ALKIRE/C. LAURENTS/
                                               D. MIDDLETON/M. MCNEELY           SPEC TWELVE
                                                                                  MUSIC/TIMES 20
                                                                                  PRESS/MOORE
                                                                                  ON MUSIC                                       GO
SPEND SOME TIME  (25%)         PA543328   1991 STEWART/JONES                     LEXICON/STEWART/
                                                                                  PARAGON           STEWART PARKES               GO
START ALL OVER  (25%)          PA543329   1991 STEWART/JONES                     LEXICON/STEWART/
                                                                                  PARAGON           STEWART PARKES               GO
STONE LOVE                     PA767560   1995 BRENT JONES                       JOSTE PUB/
                                                                                  SANG BOY MUSIC    LOS ANGELES MASS CHOIR       GO
STORMS KEEP COMING             PA736394   1994 DAVID FRAIZER                     JOSTE PUB/LI'L
                                                                                  DAVE'S MUSIC/
                                                                                  GOD'S MUSIC       DONALD MALLOY                GO
STRANGE LAND, HOW CAN WE
  SING  (50%)                  PA370976   1988 MICHAEL BROOKS                    LEXICON/PARAGON    COMMISSIONED                 GO
SWEET HOUR OF PRAYER
  (GC PD)  (50%)               PA375297   1988 LAYTHAN ARMOR                     LEXICON/MORAL      VOICES OF LIGHT              GO
TAKE ME HIGHER  (25%)          PA543326   1991 STEWART/JONES/WRIGHT              LEXICON/STEWART/
                                                                                  WRIGHT/PARAGON    PARKES STEWART               GO
TAKE UP YOUR CROSS             PA736395   1994 DAVID FRAIZER                     JOSTE PUB/LI'L
                                                                                  DAVE'S MUSIC/
                                                                                  GOD'S MUSIC       DONALD MALLOY                GO
TAKE UP YOUR CROSS  (50%)      PA399043   1988 TONY WILKINS                      LEXICON/MORAL      LOS ANGELES MASS CHOIR       GO
TAKE YOUR BURDENS (TO
  THE LORD)                    PA445244   1989 STEWART/WRIGHT                    LEXICON/WRIGHT/
                                                                                  STEWART           COMMISSIONED                 GO
TEAR YOUR KINGDOM DOWN  (PD)   PA572406   1992 HOWARD/GOSSETT                    LEXICON/
                                                                                  SONG OF TRIUMPH   PATTIE HOWARD                GO
TELL IT LIKE IT IS             PA784266   1996 RON LARSON                        JOSTE PUBLISHING
                                                                                  /CHAMPION OF
                                                                                  LOVE MUSIC        GLAD                         GO
THAT'S WHAT YOU'VE DONE
  FOR ME                       PA518646   1990 DARYL COLEY                       LEXICON/
                                                                                  COLEY'S PEN       DARYL COLEY                  GO
THAT'S WHY I SING              PA736427   1994 JACKSON/GILLMAN                   JOSTE PUB/NJMJ
                                                                                  MUSIC/DAVAH/
                                                                                  GILLMAN           BEAU WILLIAMS                GO
THE GOOD LIFE                  PA572411   1992 HOWARD/GOSSETT                    LEXICON/
                                                                                  SONG OF TRIUMPH   PATTIE HOWARD                GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
THE LORD IS HOLY (BLESS YE
  THE LORD)                    PA399044   1989 WILKINS/TAYLOR           LEXICON/MORAL              LOS ANGELES MASS CHOIR        GO
THE LORD'S NAME IS TO
  BE PRAISED                   PA518645   1990 DARYL COLEY              LEXICON/COLEY'S PEN        DARYL COLEY                   GO
THE VISION                     PA572405   1992 PATTIE HOWARD            LEXICON/SONG OF TRIUMPH    PATTIE HOWARD                 GO
THERE IS A FOUNTAIN FILLED
  (PD)  (50%)                  PA373163   1988 LAYTHAN ARMOR            LEXICON/MORAL              VOICES OF LIGHT               GO
THERE'S NO EXCUSE  (50%)       PA466812   1990 MICHAEL BROOKS           LEXICON/PARAGON            COMMISSIONED                  GO
THERE'S NO FRIEND LIKE HIM     PA640081   1993 DOUGLAS MILLER           JOSTE PUB/MILJO MUSIC      DOUGLAS MILLER                GO
TO EACH HIS OWN  (50%)         PA543324   1991 STEWART/WRIGHT           LEXICON/STEWART/WRIGHT     PARKES STEWART                GO
TRUE LOVE  (25%)               PA543327   1991 STEWART/JONES            LEXICON/STEWART/PARAGON    PARKES STEWART                GO
TRY LOVE AGAIN                 PA572410   1992 ALAN GLASS               LEXICON MUSIC/BMG          PATTIE HOWARD                 GO
USE ME                         PA572408   1992 HOWARD/LANIER            LEXICON/SONG OF TRIUMPH    PATTIE HOWARD                 GO
USE ME                         PA736324   1994 MOODY/JACKSON            JOSTE PUB/MOODEASY MUSIC   CARLIS MOODY, JR.             GO
WAITING TO HEAR FROM
  YOU  (50%)                   PA445247   1989 MICHAEL BROOKS           LEXICON/PARAGON            COMMISSIONED                  GO
WASH (41.66)                   PENDING    1997 W. CHASE/
                                                S. ALKIRE/C. LAURENTS/
                                                D. MIDDLETON/M. MCNEELY PEC TWELVE MUSIC/TIMES 20
                                                                         PRESS/MOORE ON MUSIC                                    GO
WATCH THEM DOGS                PA518702   1991 WILLIAMS BROTHERS        LEXICON/LEVARN             MELVIN WILLIAMS               GO
WE GATHER TOGETHER (P.D.)      PA784264   1996 DON HART                 JOSTE PUB/CHAMPION OF
                                                                          LOVE MUSIC               GLAD                          CH
WE'LL UNDERSTAND IT BETTER
  BY & BY (PD)  (50%)          PA373162   1988 LAYTHAN ARMOR            LEXICON/MORAL              VOICES OF LIGHT               GO
WHAT A FELLOWSHIP  (PD)        PA573748   1992 WILKINS/TAYLOR/ARMOR     LEXICON/SHAWN RAI ETC      LOS ANGELES MASS CHOIR        GO
WHAT WILL YOU SAY?             PA370985   1988 FRED HAMMOND             LEXICON/PARAGON            COMMISSIONED                  GO
WHAT WOULD YOU DO  (50%)       PA462366   1990 ARMOR/FUTREL             LEXICON/MORAL              FUTREL                        GO
WHEN JESUS SINGS  (50%)        PA370986   1988 FRED HAMMOND             LEXICON/PARAGON            COMMISSIONED                  GO
WHERE THERE IS HOPE            PENDING    1995 RON LARSON               JOSTE PUB/CHAMPION OF
                                                                         LOVE MUSIC                RON LARSON                    CH
WILL YOU BE READY  (50%)       PA445240   1989 MICHAEL BROOKS           LEXICON/PARAGON            COMMISSIONED                  GO
WISHING WELL (50)              PA822 152  1997 W. R. BELL, JR.          SONIC CHAOS/A-HA-HEE MUSIC ROCKETBOY                     CH
WORTH THE WAIT  (50%)          PA462365   1990 ARMOR/FUTREL             LEXICON/MORAL              FUTREL                        GO
WORTHY IS THE LAMB             PA730460   1994 ADRIAN B. KING           JOSTE PUB/A NEW
                                                                         REVELATION PUB            CHICAGO MASS CHOIR            GO
YOU BLESSED ME STILL           PA809463   1991 WILLIAMS BROTHERS        LEXICON/MELENDO            MELVIN WILLIAMS               GO
YOU BROUGHT ME OUT             PA451680   1989 TAYLOR/LEWIS             LEXICON/MORAL              LOS ANGELES MASS CHOIR        GO
YOU CAME FOR ME                PA883692   1998 PAMELA DAVIS             JOSTE/THE MUSIC IN ME      GMWA                          GO
YOU CAN DEPEND ON JESUS        PA370978   1988 STEWART/BRICE            LEXICON/WENDY STEWART      COMMISSIONED                  GO
YOU KEEP ON BLESSING ME  (50%) PA370975   1988 MICHAEL BROOKS           LEXICON/PARAGON            COMMISSIONED                  GO
YOU MUST LIVE WHAT YOU
  SING ABOUT                   PA767557   1995 TAYLOR/JONES             JOSTE PUB/2 G'S
                                                                         & a J MUSIC               LOS ANGELES MASS CHOIR        GO


  JUSTMIKE MUSIC (BMI)

        Owned

ALL MEN                                   1997 DARREN BAIN/
                                                JEFFREY BARNES          RAPPEL MUSIC                                             UB
ANYWAY, I THINK IT'S OVER      PENDING    1991 NINA LLOPIS              JAMBOX                     NINA                          CH
AS LOVE WOULD                             1997 JI LIM                   RAPPEL MUSIC                                             UB
BABY WANT BABA                            1997 ALBERT CABRERA           RAPPEL MUSIC                                             UB
BAKIN' A CAKE                  PA887961   1997 DURALUX                  JAMBOX                     DURALUXE                      CH
BASS                                      1997 DARREN RUDNICK           RAPPEL MUSIC                                             UB
BASS ALERT                                1997 DARREN RUDNICK           RAPPEL MUSIC                                             UB
BASS BOUND                                1997 ALBERT CABRERA           RAPPEL MUSIC                                             UB
BASS BREAK                                1997 LAZARO CUNILL/
                                                GABRIEL PEREZ           RAPPEL MUSIC                                             UB
BASS CHECK (MO BASS)                      1997 RODNEY C. TERRY/
                                                VAUGHN WILSON           RAPPEL MUSIC                                             UB
BASS CRIMES                               1997 SAM HOLLANDER            RAPPEL MUSIC                                             UB
BASS DON'T STOP                           1997 UB
BASS IT UP                                1997 ALBERT CABRERA           RAPPEL MUSIC                                             UB
BASSED UPON A FEELING                     1997 ALBERT CABRERA           RAPPEL MUSIC                                             UB
BASSES LOADED                             1997 ALBERT CABRERA           RAPPEL MUSIC                                             UB
BASSIN ALL NIGHT                          1997 GOLDFINGER               RAPPEL MUSIC                                             UB
BEEN MIGHTY GOOD               PENDING    1997 JAMES HALL               RAPPEL MUSIC               JAMES HALL & WORSHIP & PRAISE GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
BEST FRIEND                    861278     1997 LEFT OUT                          JAMBOX            LEFT OUT                      CH
BHAM BHAM                                 1997 RODNEY CEDRIC TERRY/VAUGHN WILSON RAPPEL MUSIC                                    UB
BLEACH                         PA887960   1997 DURALUX                           JAMBOX            DURALUXE                      CH
BLESSED BE THE NAME                       1997 JAMES HALL                        RAPPEL MUSIC                                    GO
BOB-A-LOO                                 1997 RODNEY CEDRIC TERRY/VAUGHN WILSON RAPPEL MUSIC                                    UB
BONUS BEATS                               1997 RODNEY CEDRIC TERRY/VAUGHN WILSON RAPPEL MUSIC                                    UB
BOTTOM LINE                               1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
BOUNCE & ROLL                             1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
BUMRUSH THE SOUND                         1997 DARREN RUDNICK                    RAPPEL MUSIC                                    UB
CAR CRASH                                 1997 DARREN RUDNICK/JEFFREY BARNES     RAPPEL MUSIC                                    UB
CAUGHT UP                                 1997 MELVIN CRISPELL                   RAPPEL MUSIC                                    UB
CHEWING ON HATE                PA836251   1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
CLIQUE ROCK                    861283     1997 BRIAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
COME ON Y'ALL                             1997 DARREN RUDNICK                    RAPPEL MUSIC                                    UB
CONSTANT CRAVING               PA840243   1997 ALBERT CABRERA/C. AYALA           RAPPEL MUSIC                                    UB
CRISSY RIDES FLUFFY            PA887962   1997 DURALUX                           JAMBOX            DURALUXE                      CH
DAUGHTER OF JERUSALEM          PENDING    1991 NINA LLOPIS                       JAMBOX            NINA                          CH
DEAD HORSE GRIN                PA836245   1997 CHRIS COLBERT/NATHAN PELLEGRIN    JAMBOX            DURALUXE                      CH
DENA, DENA                                1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
DJ BEAT I - THE CHASE                     1997 RODNEY C. TERRY                   RAPPEL MUSIC                                    UB
DJ BEAT I I - BUMPIN'
  STARROMG AFRIKA                         1997 RODNEY C. TERRY/T. EATON          RAPPEL MUSIC                                    UB
DO LORD REMEMBER ME                       1997 TOMMY E. BROWN, JR.               RAPPEL MUSIC                                    UB
DOUBLE A.K. COMEDY HOUR        PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
DOUBLE FUNKY A.K.              PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
DRIVE BY BASS                             1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
DROP IT, BABY                             1997 DARREN RUDNICK                    RAPPEL MUSIC                                    UB
DROP TOP LUV                              1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
DURA-LUX                       PA836250   1997 CHRIS COLBERT                     JAMBOX            DURALUXE                      CH
EMERGENCY 2                    PENDING    1991 NINA LLOPIS                       JAMBOX            NINA                          CH
EMPIRE OF THE AIR                         1997 DARREN BAIN/JEFFREY BARNES        RAPPEL MUSIC                                    UB
EVERYTHING WILL BE ALRIGHT     PA646491   1993 ROBERT GULETTE                    JUSTMIKE MUSIC    DONALD MALLOY                 GO
EXCUTIONER BEATS                          1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
FAITHFUL                                  1997 CRAIG HANSEN/JI LIM               RAPPEL MUSIC                                    UB
FAST LIFE                                 1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
FEAR                           PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
FEED US                        861285     1997 BRIAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
FEEL IT                                   1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
FEEL THE BASS                             1997 DARREN RUDNICK                    RAPPEL MUSIC                                    UB
FOR THE CREW                              1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
FOR YOUR NAME IS TO BE PRAISED            1997 JAMES HALL                        RAPPEL MUSIC                                    UB
FRANTIC                                   1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
FREAK THAT FUNK                           1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
FREAKS IN DA HOUSE                        1997 WORK FOR HIRE                     RAPPEL MUSIC                                    UB
FREESTYLE FANATIC                         1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
FUNKY MUSIC                               1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
FUTURE SHOOTER                 PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
G.O.L                          PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
GAVE IT ALL TO HIM                        1997 JAMES HALL                        RAPPEL MUSIC                                    UB
GEORGIA MEETS FLORIDA                     1997 RODNEY CEDRIC TERRY/VAUGHN WILSON RAPPEL MUSIC                                    UB
GERMINAL CINEMA                PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
GET DOWN                                  1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
GET FUNKY                                 1997 DARREN RUDNICK                    RAPPEL MUSIC                                    UB
GHOST                                     1997 RODNEY C. TERRY                   RAPPEL MUSIC                                    UB
GHOSTOWN  HAUNTED HOUSE                   1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
GHOSTOWN DJ STYLE                         1997 RODNEY C. TERRY/G. POLK           RAPPEL MUSIC                                    UB
GHOSTOWN DJ STYLE III - S B D             1997 RODNEY C. TERRY/M. BROWN          RAPPEL MUSIC                                    UB


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
GHOSTOWN ROCK                             1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
GHOSTOWN TRAIN                            1997 RODNEY C. TERRY                   RAPPEL MUSIC                                    UB
GOD IS IN CONTROL                         1997 JAMES HALL                        RAPPEL MUSIC                                    GO
GOD WANTS A YES                PENDING    1998 JAMES HALL                        JUSTMIKE MUSIC    JAMES HALL & WORSHIP & PRAISE GO
GOD WILL                                  1997 JAMES HALL                        RAPPEL MUSIC                                    GO
GOD'S LOVE                                1997 TAJ HARMON                        RAPPEL MUSIC                                    UB
GOD'S LOVE                     PA603015   1993 BENJAMIN LOVE                     JUSTMIKE MUSIC    HEAVEN SENT                   GO
GOD'S LOVE                     PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
GOT IT GOIN' ON                           1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
GREAT DAY                      PA617386   1993 BILLY RIVERS                      JUSTMIKE MUSIC    ANGELIC VOICES OF FAITH       GO
GREAT IS OUR GOD               PENDING    1997 JAMES HALL                        RAPPEL MUSIC      JAMES HALL & WORSHIP & PRAISE GO
GREEN PARADISE STARRING                   1997 RODNEY C. TERRY/M. BULLARD/                                                       UB
  2 KAOTIC                                  H. BRAIDES/A. ROBINSON RAPPEL MUSIC
GREG STREET GHOSTOWN CHANT                1997 G. POLK                           RAPPEL MUSIC                                    UB
HANDICAP SONG                  861277     1997 BRIAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
HAPPY ARE WE                              1997 MELVIN CRISPELL                   RAPPEL MUSIC                                    UB
HE FIRST LOVED ME              PENDING    1997 JAMES HALL                        RAPPEL MUSIC      JAMES HALL & WORSHIP & PRAISE GO
HE KNOWS (P.D. ARR)            PA617383   1993 BILLY RIVERS                      JUSTMIKE MUSIC    ANGELIC VOICES OF FAITH       GO
HE REIGNS                      PENDING    1997 JAMES HALL                        RAPPEL MUSIC      JAMES HALL & WORSHIP & PRAISE GO
HEAVEN                                    1997 JAMES HALL                        RAPPEL MUSIC                                    GO
HERE COME THE BLACKHAWKS       PAU1841419 1994 THOMAS/DAHL                       JUSTMIKE MUSIC                                  AC
                                                                                  STEVE DAHL
HIGH SPEED                                1997 DARREN BAIN/JEFFREY BARNES        RAPPEL MUSIC                                    UB
HIGHER                                    1997 JI LIM                            RAPPEL MUSIC                                    GO
HOLD TO GOD'S UNCHANGING HAND  PENDING    1998 JAMES HALL                        JUSTMIKE MUSIC    JAMES HALL & WORSHIP & PRAISE GO
HOLD UP S.A.                              1997 RODNEY CEDRIC TERRY               RAPPEL MUSIC                                    UB
HOW EXCELLENT                  PA883697   1998 TARYN MATHEWS                     JUSTMIKE MUSIC    GMWA                          GO
HUSTLERS                                  1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
I REALLY DON'T LIKE IT         PA836246   1997 MIKE HOLT/THE HUNTINGTONS         JAMBOX            THE HUNTINGTONS               CH
I RELATE                                  1997 DARREN BAIN/JEFFREY BARNES        RAPPEL MUSIC                                    GO
I REMEMBER                                1997 JI LIM/DIANA BEACH                RAPPEL MUSIC                                    GO
I WANNA PUT IT TO YA                      1997 ALBERT CABRERA                    RAPPEL MUSIC                                    GO
I WILL GIVE THANKS             PENDING    1998 KENNETH HENDERSON                 JUSTMIKE MUSIC    GMWA                          GO
I WILL PRAISE THY NAME FOREVER            1997 DOUGLAS S. LEACOCK                RAPPEL MUSIC                                    GO
I'D LIKE TO SEE THE WAY
  IT FITS                      PENDING    1991 NINA LLOPIS                       JAMBOX            NINA                          CH
IF ONLY                                   1997 JI LIM                            RAPPEL MUSIC                                    GO
I'LL GIVE MY ALL TO YOU (50%)  PENDING    1995 TAYLOR/BOWERS                     JUSTMIKE MUSIC    LOS ANGELES MASS CHOIR        GO
I'M ON MY WAY                  PA646492   1993 J LAVALLEY                        JUSTMIKE MUSIC    DONALD MALLOY                 GO
IN THE VOID                               1997 DARREN BAIN/JEFFREY BARNES        RAPPEL MUSIC                                    GO
INJECTO                        PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
INTERLUDE                                 1997 RODNEY CEDRIC TERRY/VAUGHN WILSON RAPPEL MUSIC                                    UB
INTRO: ENTERING                PENDING    1998 MIKE CITY                         JUSTMIKE MUSIC    MIKE CITY                     AC
INTRODUCING M.C. BARBARIAN                1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
IRRELEVANT ELEPHANT                       1997 DARREN BAIN/JEFFREY BARNES        RAPPEL MUSIC                                    UB
IT PAYS                        PENDING    1997 JAMES HALL                        RAPPEL MUSIC      JAMES HALL & WORSHIP & PRAISE GO
I'VE COME TO PRAISE HIM                   1997 MELVIN CRISPELL                   RAPPEL MUSIC                                    GO
I'VE FOUND GOD                 PA572462   1992 HENRY McKENZIE DAVIS              LIBRIS MUSIC      WAR ON SIN                    GO
I'VE GOT THE JOY (PD ARR)      PA584895   1992 WILLIAMS/BALL                     LIBRIS MUSIC      BEAU WILLIAMS                 GO
I'VE GOT TO PRAISE HIM         PENDING    1998 JAMES HALL                        JUSTMIKE MUSIC    JAMES HALL & WORSHIP & PRAISE GO
J.I.S.                         PA836247   1997 ONE 21                            JAMBOX            ONE 21                        CH
JESUS IS CALLING               PA885996   1998 STEVEN FORD                       JUSTMIKE MUSIC    DALLAS FORT WORTH MASS CHOIR  GO
JESUS IS THE REASON                       1997 TAJ HARMON                        RAPPEL MUSIC                                    GO
JESUS LIVES                    PENDING    1998 JAMES HALL                        JUSTMIKE MUSIC    JAMES HALL & WORSHIP & PRAISE GO
JOSIE                                     1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
JUNGLE BOOGIE                             1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
JUST A LITTLE TALK WITH JESUS             1997 PRINCE YELDER                     RAPPEL MUSIC                                    GO
JUST BOUNCE 2 THIS                        1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
KEEP IT REAL                              1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
KEEP ME                        PA617387   1993 BILLY RIVERS                      JUSTMIKE MUSIC    ANGELIC VOICES OF FAITH       GO
KICK THAT SH-T                            1997 WORK FOR HIRE                     RAPPEL MUSIC                                    UB
KING OF GLORY                             1997 JAMES HALL                        RAPPEL MUSIC                                    GO
KISS THE PUPPET                           1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
KOOL KOLLIE GROOVE                        1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
LEAVE THEM THERE                          1997 JAMES HALL                        RAPPEL MUSIC                                    GO
LEAVING                        PENDING    1998 MIKE CITY                         JUSTMIKE MUSIC    MIKE CITY                     AC
LET ME FLOW                               1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
LET THE BASS GO                           1997 DARREN SMITH                      RAPPEL MUSIC                                    UB
LISTEN UP, Y'ALL                          1997 DARREN RUDNICK                    RAPPEL MUSIC                                    UB
LO LO BEAT 1 PUFF                         1997 RODNEY C. TERRY                   RAPPEL MUSIC                                    UB
LOW RIDER                                 1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
MAKE IT HAPPEN                 861287     1997 BRYAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
MAKE ME WHOLE                  PA617384   1993 BILLY RIVERS                      JUSTMIKE MUSIC    ANGELIC VOICES OF FAITH       GO
MIAMI BOOM                                1997 DARREN RUDNICK                    RAPPEL MUSIC                                    UB
MIGHTY GOD                                1997 JAMES HALL                        RAPPEL MUSIC                                    UB
MIND GAME FUNK                            1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
MIRROR IMAGE                   PENDING    1991 NINA LLOPIS                       JAMBOX            NINA                          CH
MITCH                                     1997 DARREN BAIN/JEFFREY BARNES        RAPPEL MUSIC                                    UB
MORE MONEY                     PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
MRS. JONES                                1997 DARREN BAIN/JEFFREY BARNES        RAPPEL MUSIC                                    UB
MY LOVE                        PA887964   1997 CHRIS COLBERT                     JAMBOX            CHRIS COLBERT                 CH
MY WHO                                    1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
N. O. BOUNCE STARRING
  ABSTRACKT                               1997 RODNEY C. TERRY                   RAPPEL MUSIC                                    UB
NOBODY LIKE HIM                           1997 MELVIN CRISPELL                   RAPPEL MUSIC                                    GO
NOT EASY BEING ME              PA887958   1997 DURALUX                           JAMBOX            DURALUXE                      CH
ONE AND ONLY                   PA840244   1997 ALBERT CABRERA/JOEY KIDD          RAPPEL MUSIC                                    UB
ONLY LOVE                      PA840242   1997 ALBERT CABRERA/BRENDA STARR       RAPPEL MUSIC                                    UB
OOPS!                                     1997 LAZARO CUNILL/GABRIEL PEREZ       RAPPEL MUSIC                                    UB
OUTRO                                     1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
P, THE                                    1997 RODNEY C. TERRY                   RAPPEL MUSIC                                    UB
PARLAY                         PENDING    1998 MIKE CITY                         JUSTMIKE MUSIC    MIKE CITY                     AC
PAROLE BOOM                               1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
PERFECT SECURITY               PENDING    1997 JAMES HALL                        RAPPEL MUSIC      JAMES HALL & WORSHIP & PRAISE GO
PRESSIN ON                                1997 JAMES HALL                        RAPPEL MUSIC                                    GO
PRIDE KILLS                    861279     1997 BRYAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
PROUD OF ME                               1997 DIANA BEACH/JI LIM                RAPPEL MUSIC                                    GO
PUMP ME UP                                1997 DARREN RUDNICK                    RAPPEL MUSIC                                    UB
QUAD FOR THE PO POS                       1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
QUADISM BASS CLUB MIX                     1997 RODNEY C. TERRY/J. SMITH/M. BROWN RAPPEL MUSIC                                    UB
RAWNESS                                   1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
REAL                                      1997 JAMES HALL                        RAPPEL MUSIC                                    GO
REALITY OF LOVE                PENDING    1991 NINA LLOPIS                       JAMBOX            NINA                          CH
REAP WHAT YOU SOW                         1997 PEGGY M. BRITT                    RAPPEL MUSIC                                    GO
REVOLUTION                                1997 JI LIM                            RAPPEL MUSIC                                    UB
RHYTHM, ROCKS, STOP                       1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
RICH MAN                       NOT REC         GENE SKALA                        JUSTMIKE MUSIC    ---------------               CR
RIDE THE RHYTHM                PENDING    1998 MIKE CITY                         JUSTMIKE MUSIC    MIKE CITY                     AC
ROCK & ROLL                               1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
ROCK THA BASS                             1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
ROCK WIT ME                               1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
ROLLIN'                                   1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
SEPARATE YOURSELF              PENDING    1991 NINA LLOPIS                       JAMBOX            NINA                          CH
SHORTY! WHAT YO NAME IS?                  1997 RODNEY C. TERRY/M. BROWN          RAPPEL MUSIC                                    UB
SHRIMPY BRINE                  PA887959   1997 DURALUX                           JAMBOX            DURALUXE                      CH
SO GLAD HE CARES                          1997 MELVIN CRISPELL                   RAPPEL MUSIC                                    GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
SOME OF DAT ROCK-N-ROLL                   1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
SOMEBODY'S SPOT                PENDING    1998 MIKE CITY                         JUSTMIKE MUSIC    MIKE CITY                     AC
SON OF A GUN                              1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
SOOKIE SOOKIE                             1997 WORK FOR HIRE                     RAPPEL MUSIC                                    UB
STANDING ON THE PROMISES                  1997 JAMES HALL                        RAPPEL MUSIC                                    GO
STEP                           PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
STILL IN LOVE WITH YOU                    1997 WILLIAM BECTON                    RAPPEL MUSIC      WILLIAM BECTON                GO
STONE, THE                                1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
STRAIGHT FROM DA QUIPTOWN                 1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
SUBSTANCE                      861282     1997 BRIAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
SUGAR PISTOL                   PA887965   1997 CHRIS COLBERT                     JAMBOX            CHRIS COLBERT                 CH
TAKE NOT THY HOLY SPIRIT       PENDING    1998 JAMES HALL                        JUSTMIKE MUSIC    JAMES HALL & WORSHIP & PRAISE GO
TEMPLE OF BOOM                            1997 ALLEN SMITH (GRIP)                RAPPEL MUSIC                                    UB
THA BUTTERFLY                             1997 RAYMON N. JOHNSON/G.I./           RAPPEL MUSIC                                    UB
                                                RICHARD M. CARTER
THA BUTTERFLY (IN DA CLUB)                1997 RAYMON N. JOHNSON/G.I./           RAPPEL MUSIC                                    UB
                                                RICHARD M. CARTER
THAT KNOCK BASS CHECK                     1997 RODNEY C. TERRY                   RAPPEL MUSIC                                    UB
THAT'S THE KIND OF GOD
  THAT I SERVE  (PD ARR)       PA584894   1992 WILLIAMS/BALL                     LIBRIS MUSIC      BEAU WILLIAMS                 GO
THE NATION                     PA887875   1997 WILLIAM MURPHY III/               JUSTMIKE MUSIC    MICHAEL BROOKS AND THE NATION GO
                                                MAURICE WHITSETT
THE RULER                      PENDING    1998 MIKE CITY                         JUSTMIKE MUSIC    MIKE CITY                     AC
THIEVES                                   1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
TIM                                       1997 DARREN BAIN/JEFFREY BARNES        RAPPEL MUSIC                                    UB
TONIGHT                                   1997 JI LIM                            RAPPEL MUSIC                                    GO
TRUST AND OBEY                            1997 JAMES HALL                        RAPPEL MUSIC                                    GO
TWIST STARRING MOJO                       1997 RODNEY C. TERRY/E. LYONS          RAPPEL MUSIC                                    UB
TWO GIRLS AND A GUY            PA836248   1997 BRIAN GREY                        JAMBOX            LEFT OUT                      CH
UNDER SCRUTINY                 PENDING    1997 SITUATION TABOO                   JAMBOX            SITUATION TABOO               CH
VERBAL HOMICIDE                861280     1997 BRIAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
VIBRATIONS                                1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
WALLY                                     1997 RODNEY C. TERRY                   RAPPEL MUSIC                                    UB
WANDERING WONDERFUL            PA887963   1997 DURALUX                           JAMBOX            DURALUXE                      CH
WE MUST BE BORN AGAIN (50%)    PA681981   1994 M WHITSETT/D IVEY                 JUSTMIKE MUSIC    ESTHER SMITH                  GO
WE NEED HIM                               1997 JAMES HALL                        RAPPEL MUSIC                                    UB
WE SHALL OVERCOME (P.D. ARR)   PA617389   1993 BILLY RIVERS                      JUSTMIKE MUSIC    ANGELIC VOICES OF FAITH       GO
WHAT I WOULDN'T DO FOR YOU
  IF I WERE YOU                861284     1997 BRIAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
WHAT TIME IS THIS              PA885995   1998 VIVIANE DUNCAN                    JUSTMIKE MUSIC    DALLAS FORT WORTH MASS CHOIR  GO
WHEN WE ARE TOGETHER           861281     1997 BRIAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
WHEN YOU ASSUME                861286     1997 BRIAN GRAY/JAKE LANDRAU           JAMBOX            LEFT OUT                      CH
WHERE ARE YOU NOW              PENDING    1991 NINA LLOPIS                       JAMBOX            NINA                          CH
WHO RIDE 2                                1997 RODNEY C. TERRYVAUGHN WILSON      RAPPEL MUSIC                                    UB
WHY DO WE DO                   PENDING    1998 MIKE CITY                         JUSTMIKE MUSIC    MIKE CITY                     AC
WITHOUT YOU WITH ME                       1997 BRIAN SMITH/DIANA BEACH/JI LIM    RAPPEL MUSIC                                    UB
WON-TU IN EFFECT                          1997 ALBERT CABRERA                    RAPPEL MUSIC                                    UB
X-PLICIT GAMES                            1997 SAM HOLLANDER                     RAPPEL MUSIC                                    UB
YEA                                       1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
YES                            PENDING    1998 MIKE CITY                         JUSTMIKE MUSIC    MIKE CITY                     AC
YES YES Y'ALL                             1997 RODNEY C. TERRY/VAUGHN WILSON     RAPPEL MUSIC                                    UB
YOU COULD BE                   PENDING    1998 MIKE CITY                         JUSTMIKE MUSIC    MIKE CITY                     AC
YOU HOLD YOUR HEART IN
  YOUR HANDS                   PENDING    1991 NINA LLOPIS                       JAMBOX            NINA                          CH
YOU'LL ALWAYS HAVE MY LOVE     NOT REC         LARRY KING                        JUSTMIKE MUSIC    ---------------               GO
YOUR BIGGEST FAN                          1997 DARREN BAIN/JEFFREY BARNES        RAPPEL MUSIC                                    UB
YOU'RE SPECIAL TO ME           PA836249   1997 GRESHAM/HOLBROOK/WEAVER           JAMBOX            JOE CHRISTMAS                 CH

Co-Owned

1 2 0                          PENDING    1998 DAN WARREN/KEITH ROSENBERG        JUSTMIKE MUSIC/   TRIP THEORY                   AC
                                                                                  DAN WARREN/
                                                                                  KEITH ROSENBERG


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #     YEAR COMPOSER                PUBLISHER                         ARTIST                  CODE
------------------------------------------------------------------------------------------------------------------------------------
101 DREAMS                    PENDING    1998 DAN WARREN/
                                                KEITH ROSENBERG       JUSTMIKE MUSIC/DAN WARREN/
                                                                        KEITH ROSENBERG                 TRIP THEORY               AC
38TH STREET (33.3)            PENDING    1997 RAYMON N. JOHNSON/
                                                RICHARD M. CARTER     RAPPEL MUSIC/BREIA MUSIC/
                                                                        LONDON SNOW PUBLISHING                                    UB
8 DAYZ' A TWEAK               PENDING    1998 DAN WARREN/KEITH
                                                ROSENBERG             JUSTMIKE MUSIC/DAN WARREN/
                                                                        KEITH ROSENBERG                 TRIP THEORY               AC
A-BLAZING GRACE               PA748007   1995 ALLEN/WIGGINS           JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                          ALLEN & ALLEN             GO
ABOVE THE MOON (50)           PENDING    1997 LONSDORF/FINK/
                                                NORTON/WELSH/DAWSON   RAPPEL MUSIC/WINE ON THE
                                                                        VINE                                                      UB
ABUSADORA, PART II (50)       PENDING    1997 LAZARO CUNILL/
                                                GABRIEL PEREZ         RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                      UB
ALL HE WANTS IS PRAISE        PA646634   1995 RALPH LOFTON            JUSTMIKE MUSIC/RAPHTON
                                                                        MUSIC                           CHRISTIANAIRES            GO
ALL RIGHT                     PA523742   1991 KURT CARR               LIBRIS/CARTUNES                   KURT CARR                 GO
ALL THINGS ((55)              PENDING    1998 TERRI CARROLL/
                                                TERRY GARMON          JUSTMIKE MUSIC/DA PREACHER'S
                                                                        MUSIC/TERRI CARROLL MUSIC       TERRI CARROLL             GO
ALLELUJAH, PRAISE JEHOVAH     PA722207   1994 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
ALRIGHT                       PA759807   1995 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
AMAZING                       PA379151   1988 SONG/HARRIS             LIBRIS/KHARI                      KINGDOM                   GO
AMAZING                       PA788337   1996 CHRIS ANDERSON          JUSTMIKE MUSIC/LILL C.A.K.M.
                                                                        ANDERSONG                       KIM McFARLAND             GO
AMPHIBIAN "NAKED GRASS (55)   PENDING    1998 JAY ROEBUCK             JUSTMIKE MUSIC/JAY ROEBUCK        MARINER                   AC
ANGELS                        PA646638   1995 CHARLES PORTER          JUSTMIKE MUSIC/PORTACALL MUSIC    CHRISTIANAIRES            GO
ANOTHER DAY'S JOURNEY (50)    821721     1997 ROGER HAMBRICK          RAPPEL MUSIC/VECTRON MUSIC
                                                                        PUBLISHING                      BRONX MASS CHOIR          GO
ANYWAY YOU BLESS ME (P.D.
  ARR)                        PA685645   1994 ALLEN/WIGGINS           JUSTMIKE MUSIC/BRU-NITE/RUSSAX    ALLEN & ALLEN             GO
ARE YOU LISTENING? (55)       PENDING    1998 TERRY GARMON            JUSTMIKE MUSIC/DA PREACHER'S
                                                                        MUSIC                           TERRI CARROLL             GO
ARISE MY SOUL, ARISE (P.D.)   PA784268   1996 BOB KAUFLIN             JUSTMIKE MUSIC/AUX SEND MUSIC     GLAD                      CH
AS ONE                        PA379155   1988 SONG/HARRIS             LIBRIS/KHARI                      KINGDOM                   GO
ASK ANYTHING IN MY NAME       PA685621   1994 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
AT PEACE                      NOT REC    1994 KIM STRAUSS             JUSTMIKE MUSIC/STRAUSS BROS.      ---------------           GO
AT THE GATE                   PA759806   1995 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
AT THE RIVER                  PA646629   1995 PAUL PORTER             JUSTMIKE MUSIC/LUAP RETROP'S
                                                                        MUSIC                           CHRISTIANAIRES            GO
AWAY IN A MANGER (P.D. ARR.)  PA774235   1995 ALLEN/WIGGINS           JUSTMIKE MUSIC/BRU-NITE/RUSSAX    ALLEN & ALLEN             GO
BACK  2 BASS X                           1997 ANTHONY JENKINS/
                                                C. GARRETT            RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                UB
BACK WHERE YOU BELONG         PA567381   1992 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
BALLENOPERA (55)              PENDING    1998 JAY ROEBUCK             JUSTMIKE MUSIC/JAY ROEBUCK        MARINER                   AC
BE NOT WEARY                  PA811772   1996 CALVIN B. RHONE         JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN BERNARD RHONE      GO
BEEN GONE TOO LONG (50)       PENDING    1997 LONSDORF/FINK/NORTON/
                                                WELSH/DAWSON          RAPPEL MUSIC/WINE ON THE VINE                               GO
BEHIND EVERY DARK CLOUD       PA815458   1996 M. COTTRELL/G. COLLIER  JUSTMIKE MUSIC/COTTRELL/COLLIER   TOTALLY COMMITTED         GO
BEHOLD, OUR GOD IS AMONG
  US (50)                     PENDING    1997 PHILLIP WHITE           RAPPEL MUSIC/PHILLIP WHITE
                                                                        PUBLISHING                                                GO
BETTER WAY                    PA663347   1995 MICHAEL DODSON          JUSTMIKE MUSIC/OTIS STAR
                                                                        PUBLISHING                      ANGELIC VOICES OF FAITH   GO
BLACK & WHITE                 PA722037   1994 ANTELIS/TAYLOR          JUSTMIKE MUSIC/SILENTA/JOSTE/S-
                                                                        MEISTER                         S. ALAN TAYLOR            CR
BLACK DRESSES                 PA722326   1994 STEVE KOLANDER          JUSTMIKE MUSIC/BALOO MUSIC        STEVE KOLANDER            CR
BLESSED  BE THE NAME          PA801052   1996 DAVID A. BROCK          JUSTMIKE MUSIC/DAVIDS
                                                                        COLLECTIONS                     NU CITY MASS CHOIR        GO
BLUE O'CLOCK                  PA784160   1996 HOOKER/KOLANDER         JUSTMIKE MUSIC/BALOO PUB/GARY
                                                                        MORRIS MUSIC                    STEVE KOLANDER            CR
BODY                          PENDING    1998 MIKE CITY               JUSTMIKE MUSIC/MIKE CITY          MIKE CITY                 AC
BOOM ME  FEATURING
  JOHNETTE LACHELLE (50)      PENDING    1997 ANTHONY JENKINS/
                                                JOHNETTE LaCHELLE     RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                GO
BOOM ME (50)                  PENDING    1997 ANTHONY JENKINS         RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                GO
BOOM THE BASS (50)            PENDING    1997 ANTHONY JENKINS/C.
                                                GARRETT               RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                GO
BORN AGAIN (50)               PENDING    1997 LAZARO CUNILL/GABRIEL
                                                PEREZ                 RAPPEL MUSIC/ANTHONY JAMIN
                                                                        X-CLUSIVE PUBLISHING                                      GO
BREAK YOU OFF                 PENDING    1998 MIKE CITY               JUSTMIKE MUSIC/MIKE CITY          MIKE CITY                 AC
BRING IT ON (50)              PENDING    1997 ANTHONY JENKINS/C.
                                                GARRETT               RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                GO
BROKEN VESSEL                 PA685620   1994 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
BY MY WORD                    PA722209   1994 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
CAN'T NOBODY DO ME LIKE
  JESUS (55)                  PENDING    1998 TERRY GARMON            JUSTMIKE MUSIC/DA PREACHER'S
                                                                        MUSIC                           TERRI CARROLL             GO
CAN'T NOBODY DO ME LIKE
  JESUS (P.D. ARR)            PA685646   1994 ALLEN/WIGGINS           JUSTMIKE MUSIC/BRU-NITE/RUSSAX    ALLEN & ALLEN             GO
CAN'T SAY THANK YOU ENOUGH    PA722210   1994 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
CAN'T TAME YOUR LOVE          PA722329   1994 STEVE KOLANDER          JUSTMIKE MUSIC/BALOO MUSIC        STEVE KOLANDER            CR
CAN'T UNDO WHAT'S BEEN
  DONE (50%)                  PA722335   1994 KOLANDER/RICHIE         JUSTMIKE/BALOO MUSIC/MIGHTY NICE
                                                                        MUSIC                           STEVE KOLANDER            CR
CAST YOUR CARES               PENDING    1996 DESMOND PRINGLE         JUSTMIKE MUSIC/DESMOND PRINGLE
                                                                        MUSIC                           KIM McFARLAND             GO
CATHY, WOMAN OF GOD (I'LL
  SEE YOU IN GLORY)           821726     1997 ROGER HAMBRICK          RAPPEL MUSIC/VECTRON MUSIC
                                                                        PUBLISHING                      BRONX MASS CHOIR          GO
CAUGHT UP                     PA543337   1991 TIMOTHY McGHEE          LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
CHANGED                       PA856741   1997 BRIAN K. COOK           RAPPEL MUSIC/RIGHT STATE OF
                                                                        MIND PUBLISHING                 IMANI                     GO
CHARCHARODON (55)             PENDING    1998 JAY ROEBUCK             JUSTMIKE MUSIC/JAY ROEBUCK        MARINER                   AC


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #     YEAR COMPOSER                PUBLISHER                         ARTIST                  CODE
------------------------------------------------------------------------------------------------------------------------------------
CHILD CRIMES (50)             PENDING    1997 LAZARO CUNILL/GABRIEL
                                                PEREZ                 RAPPEL MUSIC/JAMIN X-CLUSIVE
                                                                        PUBLISHING                                                UB
CHILLIN IN THE BASS
  ZONE (50)                   PENDING    1997 ANTHONY JENKINS         RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                UB
COME HOME                     PA539549   1991 KURT CARR               LIBRIS/CARTUNES                   KURT CARR                 GO
COME LET US WORSHIP           PA539550   1991 KURT CARR               LIBRIS/CARTUNES                   KURT CARR                 GO
COME LET US WORSHIP HIM       PA722076   1994 GREGG PEARSON           JUSTMIKE MUSIC/GREGGIE G'S MUSIC  GREATER EMMANUEL          GO
CRACK THIS MOTHER (50)        PENDING    1997 LAZARO CUNILL/GABRIEL
                                                PEREZ                 RAPPEL MUSIC/JAMIN X-CLUSIVE
                                                                        PUBLISHING                                                UB
CROWN HIM                     PA811768   1996 CALVIN B. RHONE         JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN BERNARD RHONE      GO
CROWN HIM WITH MANY
  CROWNS (P.D.)               PA784265   1996 BOB KAUFLIN             JUSTMIKE MUSIC/AUX SEND MUSIC     GLAD                      CH
DANCE (50)                    PENDING    1997 LAZARO CUNILL/GABRIEL
                                                PEREZ                 RAPPEL MUSIC/JAMIN X-CLUSIVE
                                                                        PUBLISHING                                                UB
DANCE BABY (50)               PENDING    1997 GOLDFINGER              RAPPEL MUSIC/MR. GOLDTOUCH
                                                                        MUSIC/CALIBRE 380                                         UB
DAY OF PRAISE, THE (50)       PENDING    1997 PHILLIP WHITE           RAPPEL MUSIC/PHILLIP WHITE
                                                                        PUBLISHING                                                UB
DEEP IN MY HEART              PA642705   1993 ERIC SHARPER            JUSTMIKE MUSIC/LIL' ERIC'S MUSIC  CHRISTIANAIRES            GO
DIDN'T I CARE? (55)           PENDING    1998 TERRY GARMON/CYNTHIA
                                                JERNIGAN              JUSTMIKE MUSIC/DA PREACHER'S
                                                                        MUSIC/CYNDICENTRIC PUBLISHING   TERRI CARROLL             GO

DIFFERENT EVERY TIME (50)     PENDING    1997 WENDY BUCKLEW           RAPPEL MUSIC/WENDY BUCKLEW
                                                                        PUBLISHING                                                UB
DIGI-TEK (50)                 PENDING    1998 DAN WARREN/KEITH
                                                ROSENBERG             JUSTMIKE MUSIC/DAN WARREN/KEITH
                                                                        ROSENBERG                       TRIP THEORY               AC
DO IT UP (50)                 PENDING    1997 ANTHONY JENKINS/C.
                                                GARRETT               RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                UB
DOER OF YOUR WORD             PA784267   1996 BOB KAUFLIN             JUSTMIKE MUSIC/AUX SEND MUSIC     GLAD                      CH
DON'T BE AFRAID               PA379153   1988 RAHNI SONG              LIBRIS/KHARI                      KINGDOM                   GO
DON'T BE AFRAID TO DREAM      PA762746   1995 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
DON'T COMPLAIN ABOUT
  YOUR PROBLEMS               PA506614   1991 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
DON'T GIVE UP (50)            PA856734   1997 BRIAN K. COOK/ERIC
                                                SMITH                 RAPPEL MUSIC/RIGHT STATE OF MIND
                                                                        PUBLISHING                      IMANI                     GO
DON'T LEAVE ME                PA642702   1993 PAUL PORTER             JUSTMIKE MUSIC/LUAP RETROP'S
                                                                        MUSIC                           CHRISTIANAIRES            GO
DON'T YOU GIVE UP             PENDING    1998 JAMES HALL              JUSTMIKE MUSIC/MIKE CITY          JAMES HALL & WORSHIP &
                                                                                                          PRAISE                  GO
DOPPLEGANGER (55)             PENDING    1998 JAY ROEBUCK             JUSTMIKE MUSIC/JAY ROEBUCK        MARINER                   AC
DROWNING MAN                  PA722331   1994 KOLAND/MURK/HALL/
                                                MCDUFF                JUSTMIKE MUSIC/MURKOLMAN/
                                                                        GROOVEOLATOR/ROCK COUNTRY       STEVE KOLANDER            CR
DRUNK ON HER LOVE             PA722043   1994 ANTELIS/TAYLOR          JUSTMIKE MUSIC/SILENTA/JOSTE/
                                                                        S-MEISTER                       S. ALAN TAYLOR            CR
EARTH EMERSED (55)            PENDING    1998 JAY ROEBUCK             JUSTMIKE MUSIC/JAY ROEBUCK        MARINER                   AC
EL PERRITO - ENGLISH
  VERSION (50)                PENDING    1997 LAZARO CUNILL/GABRIEL
                                                PEREZ                 RAPPEL MUSIC/JAMIN X-CLUSIVE
                                                                        PUBLISHING                                                UB
EL PERRITO - LATIN
  VERSION (50)                PENDING    1997 LAZARO CUNILL           RAPPEL MUSIC/JAMIN X-CLUSIVE
                                                                        PUBLISHING                                                UB
EVEN ME (PD)                  PA543341   1991 DAVID BROCK             LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
EVERY DAY (55)                PENDING    1998 TERRY GARMON            JUSTMIKE MUSIC/DA PREACHER'S
                                                                        MUSIC                           TERRI CARROLL             GO
EVERY SINGLE ONE              PA760556   1995 BOB KAUFLIN             JUSTMIKE MUSIC/ORGANON KEY MUSIC  GLAD                      CH
EVERY TIME I FEEL THE
  SPIRIT (P.D.) (50%)         PA520772   1991 WILLIAMS/ARMOR          LIBRIS/WILLIAMS/LEIGHARM          BEAU WILLIAMS             GO
EVERYBODY LET'S PRAISE
  THE LORD                    PA543336   1991 PERCY GRAY              LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
EVERYTHING'S GONNA
  BE ALRIGHT                  PA836309   1997 P. PORTER/BROWN/T.
                                                PORTER/CARTER         JUSTMIKE MUSIC/LUAP RETROP'S
                                                                        MUSIC/RON'S ON PUB./PORTACALL
                                                                        MUSIC/GAC PUBL.                 CHRISTIANAIRES            GO
FAITH'S EYES                  PA788338   1996 ANDERSON/BATES          JUSTMIKE MUSIC/LILL C.A.K.M.
                                                                        ANDERSONG                       KIM McFARLAND             GO
FALLING IN LOVE (50)          PA856740   1997 BRIAN K. COOK/ERIC
                                                SMITH                 RAPPEL MUSIC/RIGHT STATE OF
                                                                        MIND PUBLISHING                 IMANI                     GO
FILL ME                       PA685612   1994 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
FILL MY CUP                   PA646489   1993 PEPE EPTING             JUSTMIKE MUSIC/PEPSKI'S MUSIC     DONALD MALLOY             GO
FOREVER DANCE                 PA738898   1993 ANTELIS/TAYLOR          JUSTMIKE MUSIC/SILENTA/JOSTE/
                                                                        S-MEISTER                       S. ALAN TAYLOR            CR
FOREVER MY LORD               PA642085   1994 JOHN MADGETT            JUSTMIKE MUSIC/MADGETT MUSIC      JOHN MADGETT              GO
FORGIVE ME                    PA646637   1995 ERIC SHARPER            JUSTMIKE MUSIC/LIL ERIC'S
                                                                        PUBLISHING                      CHRISTIANAIRES            GO
FREAK ME BABY (33.3)          PENDING    1997 RAYMON N. JOHNSON/
                                                RICHARD M. CARTER     RAPPEL MUSIC/BREIA MUSIC/LONDON
                                                                        SNOW PUBLISHING                                           UB
FREAK THAT BOOTY (50)         PENDING    1997 GOLDFINGER              RAPPEL MUSIC/MR. GOLDTOUCH
                                                                        MUSIC/TC & FLOYD                                          UB
FROM THE INSIDE OUT           PA506617   1991 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
FULL MOON FEVER               PA784163   1996 MAX D.BARNES/BUDDY
                                                CANNON/STEVE KOLANDER JUSTMIKE/BALOO PUB/HARDSCRATCH/
                                                                        WARNER-TAMERLANE PUB/MADISON
                                                                        CREEK                           STEVE KOLANDER            CR
FULL OF WONDER (50)           PENDING    1997 JI LIM/JIMMY ABEGG      RAPPEL MUSIC/JIMMY A MUSIC                                  UB
FULLY COMMITTED               PA379149   1988 RAHNI SONG              LIBRIS/KHARI                      KINGDOM                   GO
GANGSTA WALK (33.3)           PENDING    1997 RAYMON N. JOHNSON/
                                                RICHARD M. CARTER     RAPPEL MUSIC/BREIA MUSIC/LONDON
                                                                        SNOW PUBLISHING                                           UB
GENTLE REMINDER (50)          PENDING    1997 WEMDY BUCKLEW           RAPPEL MUSIC/WENDY BUCKLEW
                                                                        PUBLISHING                                                UB
GET IN THIS HOUSE             PENDING    1997 ANTHONY JENKINS/C.
                                                GARRETT               RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                UB
GET ON UP                     PA642704   1993 G CARTER/R KENNY        JUSTMIKE MUSIC/LUAP RETROP'S
                                                                        MUSIC                           CHRISTIANAIRES            GO
GETTING READY                 PA663343   1995 PAUL REED               JUSTMIKE MUSIC/DSBB MUSIC         ANGELIC VOICES OF FAITH   GO
GHETTO THANG (33.3)           PENDING    1997 RAYMON N. JOHNSON/
                                                RICHARD M. CARTER     RAPPEL MUSIC/BREIA MUSIC/LONDON
                                                                        SNOW PUBLISHING                                           UB
GIFT OF YOU, THE              PA617390   1993 KURT CLAYTON            JUSTMIKE MUSIC/IVORY DREAMS
                                                                        MUSIC                           ANGELIC VOICES OF FAITH   GO
GIRLS IN DA BUCK (50)         PENDING    1997 LAZARO CUNILL/GABRIEL
                                                PEREZ                 RAPPEL MUSIC/JAMIN X-CLUSIVE
                                                                        PUBLISHING                                                UB


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #     YEAR COMPOSER                PUBLISHER                         ARTIST                  CODE
------------------------------------------------------------------------------------------------------------------------------------
GIVE HIM A CHANCE             PA856511   1997 CHRISTOPHER L. GRAY     JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
GIVE IT TO GOD                PA788331   1996 DARRYL WALKER           JUSTMIKE MUSIC/WALKMAN MUSIC      WALT WHITMAN              GO
GIVING MY PROBLEMS TO YOU     PA722182   1994 EPTING/WEATHERSPOON     JUSTMIKE MUSIC/PEPSKI'S MUSIC     KIM McFARLAND             GO
GLAD I FOUND YOUR LOVE        PA584896   1992 GIVENS/TURNER           LIBRIS/BEAU/GIVENSGOOD/CHOC       BEAU WILLIAMS             GO
GLORIA (P.D. ARR.)            PA774237   1995 ALLEN/WIGGINS           JUSTMIKE MUSIC/BRU-NITE/RUSSAX    ALLEN & ALLEN             GO
GLORIA (RAP VERSION)          PA774231   1995 ALLEN/WIGGINS           JUSTMIKE MUSIC/BRU-NITE/RUSSAX    ALLEN & ALLEN             GO
GOD CAN MAKE IT BETTER        PA646636   1995 GEORGE CARTER           JUSTMIKE MUSIC/GAC PUBLISHING     CHRISTIANAIRES            GO
GOD CARES                     PA642698   1993 R BROWN/A BROWN         JUSTMIKE MUSIC/RON ON PUBLISHING  CHRISTIANAIRES            GO
GOD HAS BEEN SO GOOD TO ME    PA598751   1992 P. GRAY/J. GRAY         LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
GOD IS ABLE                   PA801045   1996 BRYANT L. JONES, SR.    JUSTMIKE MUSIC/NESOHC MUZIK       NU CITY MASS CHOIR        GO
GOD IS GETTING TIRED OF THIS  NOT REC         P RATLIFF/J ROSS        JUSTMIKE MUSIC/AARON SHENA
                                                                        PUBLISHING                      ---------------           GO
GOD IS JUST A PRAYER AWAY     NOT REC    1994 VICTOR JONES            JUSTMIKE MUSIC/SENOJ PUB          DONALD MALLOY             GO
GOD IS ON HIS THRONE          PA760553   1995 BOB KAUFLIN             JUSTMIKE MUSIC/AUX SEND MUSIC     GLAD                      CH
GOD IS REAL TO ME             PA567404   1992 PERCY GRAY              LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
GOD REST YE MERRY GENTLEMEN
  (P.D. ARR)                  PA774229   1995 HAMPTON/ORTEGA          JUSTMIKE MUSIC/SONSEARE MUSIC     ALLEN & ALLEN             GO
GOD WILL FIX IT               PA788191   1996 REV. JOSEPH DAVIS       JUSTMIKE MUSIC/RUN-DOWN MUSIC     CHICAGO MASS CHOIR        GO
GOD'S GIFT                    PENDING    1998 MIKE CITY               JUSTMIKE MUSIC/MIKE CITY          MIKE CITY                 AC
GOD'S GOT IT                  PA543315   1991 ISAIAH HEYWARD          LIBRIS/BLACK & WHITE IVORY        WANDA NERO BUTLER         GO
GOD'S GOT THE POWER           PA543339   1991 LAVELLE LACY            LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
GOD'S LOVE                    PA788339   1996 KELVIN LENOX            JUSTMIKE MUSIC/OXLEN PUBLISHING   KIM McFARLAND             GO
GOD'S SPEED                   PA784287   1996 ALLEN/WIGGINS           JUSTMIKE MUSIC/BRU-NITE MUSIC/
                                                                        RUSSAX MUSIC                    ALLEN & ALLEN             GO
GOD'S WAY (50)                821724     1997 ROGER HAMBRICK          RAPPEL MUSIC/VECTRON MUSIC
                                                                        PUBLISHING                      BRONX MASS CHOIR          GO
GOING DOWN                    PENDING    1998 MIKE CITY               JUSTMIKE MUSIC/MIKE CITY          MIKE CITY                 AC
GOING HOME TO LIVE WITH GOD   PA730452   1994 BRYANT JONES SR         JUSTMIKE MUSIC/NESOHC MUZIK       CHICAGO MASS CHOIR        GO
GOOD ANSWER (50)              PENDING    1997 WENDY BUCKLEW           RAPPEL MUSIC/WENDY BUCKLEW
                                                                        PUBLISHING                                                GO
GOOD MORNING                  PA748004   1994 ALLEN/WIGGINS           JUSTMIKE MUSIC/BRU-NITE/RUSSAX    ALLEN & ALLEN             GO
GOODNESS AND MERCY            PA617385   1993 LEROY HAMPTON           JUSTMIKE MUSIC/SONSEARE MUSIC     ANGELIC VOICES & D.
                                                                                                          MALLOY                  GO
GREAT AND MARVELOUS           PA543312   1991 JEREMIAH NERO           LIBRIS/BLACK & WHITE IVORY        WANDA NERO BUTLER         GO
GREAT DAY                     PA788188   1996 PERCY GRAY, JR.         JUSTMIKE MUSIC/SAVED CHILDREN'S
                                                                        MUSIC                           CHICAGO MASS CHOIR        GO
GREAT DAY                     PA801049   1996 JACKY JOSEPH            JUSTMIKE MUSIC/JUST JACK MUSIC    NU CITY MASS CHOIR        GO
GREAT IS THY FAITHFULNESS     PA821939   1997 VICKIE WINANS
                                                (ARRANGEMENT ONLY)    RAPPEL MUSIC/DESTINY JOY
                                                                        PUBLISHING                      VICKIE WINANS             GO
GREAT THINGS                  PA856515   1997 CHRISTOPHER L. GRAY     JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
GREATEST HONOR, THE (50)      PENDING    1997 ALBERT CABRERA          RAPPEL MUSIC/PHILLIP WHITE
                                                                        PUBLISHING                                                GO
GROWING UP                    PA788329   1996 CALVIN WATKINS          JUSTMIKE MUSIC/J.B. WATKINS
                                                                        MUSIC                           WALT WHITMAN              GO
GUIDE MY FEET                 PENDING    1993 M WOOTEN/P GRAY         JUSTMIKE MUSIC/SAVED CHILDREN'S
                                                                        MUSIC                           CHICAGO MASS CHOIR        GO
HALFWAY HOME (50)             PENDING    1997 WENDY BUCKLEW           RAPPEL MUSIC/WENDY BUCKLEW
                                                                        PUBLISHING                                                GO
HAPPY IN MY SOUL              PA760581   1995 HUBERT POWELL           JUSTMIKE MUSIC/POWELL POWER
                                                                        MUSIC                           HUBERT POWELL             GO
HAVE A LITTLE FUN             PENDING    1998 MIKE CITY               JUSTMIKE MUSIC/MIKE CITY          MIKE CITY                 AC
HAVE A TALK                   PA642080   1994 JOHN MADGETT            JUSTMIKE MUSIC/MADGETT MUSIC      JOHN MADGETT              GO
HAVE THINE OWN WAY            PA543313   1991 ISAIAH HEYWARD          LIBRIS/BLACK & WHITE IVORY        PATTIE HOWARD             GO
HAVE YOU TAKEN THE TIME       PA801047   1996 KEVIN HARRIS            JUSTMIKE MUSIC/NESOHC MUZIK       NU CITY MASS CHOIR        GO
HAVE YOUR WAY IN ME           PENDING    1993 KENNETH CAMPBELL        JUSTMIKE MUSIC/KENRAY MUSIC       CHICAGO MASS CHOIR        GO
HE ANSWERS PRAYERS            PENDING    1993 J GRAY/P GRAY           JUSTMIKE MUSIC/SAVED CHILDREN'S
                                                                        MUSIC                           CHICAGO MASS CHOIR        GO
HE ANSWERS PRAYERS            PA801051   1996 MICHAEL STOKES          JUSTMIKE MUSIC/MICHAEL D. STOKES
                                                                        MUSIC                           NU CITY MASS CHOIR        GO
HE CAN                        PA685616   1994 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
HE IS ALIVE (50)              PA856737   1997 CRAIG JOHNSON/MARK
                                                MABSON                RAPPEL MUSIC/RIGHT STATE OF MIND
                                                                        PUBLISHING                      IMANI                     GO
HE IS MINE                    PA567405   1992 MARK TAYLOR             LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
HE RESTORETH MY SOUL          PENDING    1994 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                      PUBLISHING                        KIM McFARLAND             GO
HE SHALL HEAR MY VOICE        PA506619   1991 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
HE WILL COME THROUGH          PA811770   1996 CALVIN B. RHONE         JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN BERNARD RHONE      GO
HE WILL MAKE A WAY            PA856512   1997 CHRISTOPHER L. GRAY     JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
HEART OF MY SOUL              PA539548   1991 KURT CARR               LIBRIS/CARTUNES                   KURT CARR                 GO
HEAVEN     (50)               PENDING    1998 DAN WARREN/KEITH
                                                ROSENBERG             JUSTMIKE MUSIC/DAN WARREN/KEITH
                                                                        ROSENBERG                       TRIP THEORY               AC
HEAVEN IS WAITING             NOT REC         V JONES/P SMITH         JUSTMIKE MUSIC/SENJO MUSIC        ---------------           GO
HE'LL BE RIGHT THERE          PA642701   1993 P PORTER/E SHARPER      JUSTMIKE MUSIC/LUAP RETROP'S/
                                                                        LIL' ERIC'S MUSIC               CHRISTIANAIRES            GO
HE'LL BE STANDING THERE
  FOR YOU                     PA646494   1993 O ROBINSON/M CHARLES    JUSTMIKE MUSIC/DUSTIN ROBB MUSIC  DONALD MALLOY             GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #     YEAR COMPOSER                PUBLISHER                         ARTIST                  CODE
------------------------------------------------------------------------------------------------------------------------------------
HE'LL BRING YOU OUT           PA663350   1995 DARREN LUELLEN          JUSTMIKE MUSIC/DARREN LUELLEN
                                                                        PUBLISHING                      ANGELIC VOICES OF FAITH   GO
HE'LL MAKE A WAY              PA642700   1993 PAUL PORTER             JUSTMIKE MUSIC/LUAP RETROP'S
                                                                        MUSIC                           CHRISTIANAIRES            GO
HE'LL NEVER FAIL              PENDING    1993 ARMIRRIS PALMORE        JUSTMIKE MUSIC/JIMMIRIS MUSIC     CHICAGO MASS CHOIR        GO
HE'S ALL THAT                 PA759799   1995 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
HE'S ALRIGHT                  PA788195   1996 MICHAEL GODFREY         JUSTMIKE MUSIC/GRAY BOY MUSIC     CHICAGO MASS CHOIR        GO
HE'S BEEN GOOD                PA685618   1994 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
HE'S COMING BACK              PA567410   1992 ROSE HARPER             LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
HE'S GOOD TO ME               NOT REC    1994 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      LOS ANGELES MASS CHOIR    GO
HE'S MY EVERYTHING            PA788193   1996 GRAY, SR./GRAY, JR.     JUSTMIKE MUSIC/SAVED CHILDREN'S
                                                                        MUSIC                           CHICAGO MASS CHOIR        GO
HE'S THE LOVER OF MY SOUL     PA543340   1991 ABE COOK                LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
HE'S THE SAME                 PA856518   1997 CHISTOPHER L. GRAY      JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
HE'S THE WAY                  PA685619   1994 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
HE'S THERE FOR YA' (55)       PENDING    1998 TERRY GARMON            JUSTMIKE MUSIC/DA PREACHER'S
                                                                        MUSIC                           TERRI CARROLL             GO
HE'S WAITING                  PA736399   1994 JOE FORBES              JUSTMIKE MUSIC/TOTAL PRAISE
                                                                        MUSIC                           DONALD MALLOY             GO
HIGH PLACES                   PA681983   1994 W DUNCAN/R BROWN        JUSTMIKE MUSIC/BRO-DUNCA MUSIC    ESTHER SMITH & H. POWELL  GO
HIGHER                        PA379148   1988 RAHNI SONG              LIBRIS/KHARI                      KINGDOM                   GO
HIGHER                        PA784289   1996 HAMPTON/BUCKNER         JUSTMIKE MUSIC/BRU-NITE/RUSSAX/
                                                                        SONSEARE MUSIC                  ALLEN & ALLEN             GO
HIS NAME                      PA722206   1994 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
HOLD ON                       PA788335   1996 CHRIS ANDERSON          JUSTMIKE MUSIC/LILL C.A.K.M.
                                                                        ANDERSONG                       KIM McFARLAND             GO
HOLD ON (DON'T GIVE UP)       PA788187   1996 PERCY GRAY, JR.         JUSTMIKE MUSIC/SAVED CHILDREN'S
                                                                        MUSIC                           CHICAGO MASS CHOIR        GO
HOLD ON...TO THE PROMISE      PA736393   1994 ROBERT GULLETTE         JUSTMIKE MUSIC/ROBGU MUSIC        DONALD MALLOY             GO
HOLD OUT (50)                 821725     1997 ROGER HAMBRICK          RAPPEL MUSIC/VECTRON MUSIC
                                                                        PUBLISHING                      BRONX MASS CHOIR          GO
HOLY CITY, THE                PA730456   1994 ERIC THOMAS             JUSTMIKE MUSIC/ERIC THOMAS
                                                                        PUBLISHING                      CHICAGO MASS CHOIR        GO
HOLY GHOST POWER              PA856513   1997 JONATHAN DUBOSE, JR./
                                                CHRISTOPHER L. GRAY   JUSTMIKE MUSIC/JOBO PUBL. CHRIS
                                                                        GRAY MUSIC                      NORTH CAROLINA MASS CHOIR GO
HOLY MEDLEY: HOLY, HOLY,
  HOLY; GREAT IS THY
  FAITHFULNESS                PA784290   1996 arr. ALLEN/WIGGINS      JUSTMIKE MUSIC/BRU-NITE MUSIC/
                                                                        RUSSAX MUSIC                    ALLEN & ALLEN             GO
HOLY SPIRIT (50)              821723     1997 ROGER HAMBRICK          RAPPEL MUSIC/VECTRON MUSIC
                                                                        PUBLISHING                      BRONX MASS CHOIR          GO
HOLY, HOLY, HOLY (PD)         PA539551   1991 KURT CARR               LIBRIS/CARTUNES                   KURT CARR                 GO
HOME                          PA856509   1997 CHRISTOPHER L. GRAY     JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
HOOK IN ME                    PA836305   1997 PAHRIS EVANS, JR./PAUL
                                                PORTER                JUSTMIKE MUSIC/LUAP RETROP'S
                                                                        MUSIC/PHARO'S MUSIC/PHARIS      CHRISTIANAIRES            GO
                                                                          JR'S PUBL.
HOT N WET (33.3)              PENDING    1997 RAYMON N. JOHNSON/      RAPPEL MUSIC/BREIA MUSIC/LONDON
                                                RICHARD M. CARTER/      SNOW PUBLISHING                                           GO
                                                  DERON BELL, SR.
HOW EXCELLENT                 PA788332   1996 REV. WENDELL H. LOWE    JUSTMIKE MUSIC/LOWEBOYS MUSIC     WALT WHITMAN              GO
HOW I GOT OVER                PA856510   1997 CHRISTOPHER L. GRAY     JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
HOW YA LIVIN' (50)            PENDING    1997 LAZARO CUNILL/GABRIEL
                                                PEREZ                 RAPPEL MUSIC/JAMIN X-CLUSIVE
                                                                        PUBLISHING                                                GO
HOW YA'LL FEEL OUT
  THERE (55)                  PENDING    1998 JAY ROEBUCK             JUSTMIKE MUSIC/JAY ROEBUCK        MARINER                   AC
HUNT, THE (50)                PENDING    1997 ANTHONY JENKINS/C.
                                                GARRETT               RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                GO
I AM PERSUADED (50)           PA856735   1997 KERWIN MANNING          RAPPEL MUSIC/RIGHT STATE OF MIND
                                                                        PUBLISHING                      IMANI                     GO
I AM PRAYING FOR YOU          PA567385   1992 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
I AM WITNESS                  PA520776   1988 BEAU WILLAMS            LIBRIS/WILLIAMS                   BEAU WILLAMS              GO
I CALL ON JESUS               PA853383   1997 JERAL GRAY/PERCY GRAY   JUSTMIKE MUSIC/SAVED CHILDREN'S
                                                                        MUSIC                           CHICAGO MASS CHOIR        GO
I CAN FEEL HIS SPIRIT         PA567411   1992 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
I CAN GO TO THE ROCK          PA567407   1992 PERCY GRAY              LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
I COME TO PRAISE HIS NAME     PA801044   1996 BRYANT L. JONES, SR.    JUSTMIKE MUSIC/NESOHC MUZIK       NU CITY MASS CHOIR        GO
I FOUND JESUS                 PA853384   1997 WILLIAM R. HAMILTON     JUSTMIKE MUSIC/WILHAM MUSIC       CHICAGO MASS CHOIR        GO
I HEARD THE VOICE (50)        PA885998   1998 LEO "BUBBA" TAYLOR/
                                                STEVEN FORD           JUSTMIKE MUSIC/LE-TAY PUBLISHING  DALLAS FORT WORTH MASS
                                                                                                          CHOIR                   GO
I JUST CAN'T GO ON            PA836308   1997 PHARIS EVANS, JR./PAUL
                                                PORTER                JUSTMIKE MUSIC/LUAP RETROP'S
                                                                        MUSIC/PHARO'S MUSIC/PHARIS
                                                                        JR'S PUBL.                      CHRISTIANAIRES            GO
I KNOW THE FEELING (50)       PENDING    1997 WENDY BUCKLEW           RAPPEL MUSIC/WENDY BUCKLEW
                                                                        PUBLISHING                                                GO
I LIVE BY THE WORD            PENDING    1994 ALVIN DARLING           JUSTMIKE MUSIC/APCS PUB           DONALD MALLOY             GO
I LOVE YOU                    PA759800   1995 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
I REALLY LOVE YOU             PA762742   1995 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
I REMEMBER WHEN (50)          PENDING    1997 TYRONE HEMPHILL/VICKIE
                                                WINANS                RAPPEL MUSIC/DESTINY JOY
                                                                        PUBLISHING                                                GO
I SAW HIM ON THE
  MOUNTAIN (50)               PENDING    1997 PHILLIP WHITE/DAVID     RAPPEL/J. MEADOWS PUB./
                                                MEADOWS/JANICE          D. MEADOWS PUB./P. WHITE PUBL.                            GO
                                                MEADOWS
I SAY YES                     PA722212   1994 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
I SHALL WEAR A CROWN
  (P.D. ARR)                  PA685643   1994 ALLEN/WIGGINS/TANKARD   JUSTMIKE MUSIC/BRU-NITE/RUSSAX/
                                                                        BENOTE                          ALLEN & ALLEN             GO
I SURRENDER ALL               PA663342   1995 KURT CLAYTON            JUSTMIKE MUSIC/IVORY DREAMS
                                                                        MUSIC                           ANGELIC VOICES OF FAITH   GO
I SURRENDER ALL (50)          PA856733   1997 KERWIN MANNING          RAPPEL MUSIC/RIGHT STATE OF
                                                                        MIND PUBLISHING                 IMANI                     GO
I THANK GOD                   PA591354   1992 CHRIS GRAY              LIBRIS/CHRIS GRAY MUSIC           NORTH CAROLINA MASS CHOIR GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #     YEAR COMPOSER                PUBLISHER                         ARTIST                  CODE
------------------------------------------------------------------------------------------------------------------------------------
I WANT TO BE MORE LIKE JESUS  PA641847   1993 HARRIS/GRAY             JUSTMIKE MUSIC/JAMES N. HARRIS
                                                                        MUSIC                           CHICAGO MASS CHOIR        GO
I WANT TO BE TOUCHED          PAU1949616 1995 ALEX GOODWIN            JUSTMIKE MUSIC/QUE PSI
                                                                        PUBLISHING                      ANGELIC VOICES OF FAITH   GO
I WANT TO KNOW LOVE           PA722038   1993 ANTELIS/TAYLOR          JUSTMIKE MUSIC/SILENTA/JOSTE/
                                                                        S-MEISTER                       S. ALAN TAYLOR            CR
I WANT TO THANK YOU           PENDING    1993 BRYANT JONES, SR        JUSTMIKE MUSIC/NESOHC MUZIK       CHICAGO MASS CHOIR        GO
I WANT TO WALK LIKE
  JESUS (50%)                 PA520773   1990 WILLIAMS/ARMOR          LIBRIS/WILLIAMS/LEIGHARM          BEAU WILLIAMS             GO
I WANT YOU (50)               PENDING    1997 ANTHONY JENKINS/C.
                                                GARRETT               RAPPEL MUSIC/ANTHONY JENKINS
                                                                        PUBLISHING                                                UB
I WILL BE ALRIGHT             PA506622   1991 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
I WILL REJOICE (50)           PENDING    1997 PHILLIP WHITE           RAPPEL MUSIC/PHILLIP WHITE
                                                                        PUBLISHING                                                GO
I WILL TRUST IN THE LORD
  (P.D. ARR.)                 PA762745   1995 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
I WORSHIP                     PA856514   1997 CHRISTOPHER L. GRAY     JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
I'D RATHER HAVE JESUS (55)    PA885991   1998 JIMMY WYATT             JUSTMIKE MUSIC/JIMMY'S JAMS       DALLAS FORT WORTH MASS
                                                                                                          CHOIR                   GO
IF YOU BELIEVE (50)           PA865089   1997 VICKIE WINANS           RAPPEL MUSIC/DESTINY JOY
                                                                        PUBLISHING                      VICKIE WINANS             GO
IF YOU GOT A GUN (50)         PENDING    1997 LONSDORF/FINK/NORTON/
                                                WELSH/DAWSON          RAPPEL MUSIC/WINE ON THE VINE                               GO
IF YOU ONLY KNEW              PA760583   1995 H DOOBIE POWELL         JUSTMIKE MUSIC/POWELL POWER
                                                                        MUSIC                           HUBERT POWELL             GO
I'LL GO                       PA736431   1994 WILLIAMS/BALL           JUSTMIKE/BEAU WILLIAMS PUB/
                                                                        BROBALL PUB                     BEAU WILLIAMS             GO
I'LL GO                       PA836239   1997 RICHARD GIBBS/KEVIN
                                                YANCY                 JUSTMIKE MUSIC/GIBBSONG           NAT'L BAPTIST MASS CHOIR  GO
I'LL GO (P.D. ARR)            PA736431   1994 WILLIAMS/BALL           JUSTMIKE MUSIC/BEAU WILLIAMS PUB  BEAU WILLIAMS             GO
I'M A WINNER                  PA722211   1994 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
I'M BLESSED                   PENDING    1997 DARRYL WALKER           JUSTMIKE MUSIC/WALKMAN MUSIC      NAT'L BAPTIST MASS CHOIR  GO
I'M BLESSED (50)              PA856738   1997 TERRANCE COOK           RAPPEL MUSIC/RIGHT STATE OF
                                                                        MIND PUBLISHING                 IMANI                     GO
I'M GLAD I'M SAVED            PA646633   1995 RALPH LOFTON            JUSTMIKE MUSIC/RAPHTON MUSIC      CHRISTIANAIRES            GO
I'M GOING HOME                PA598755   1992 PERCY GRAY              LIBRIS/BLACK & WHITE IVORY        COMMISSIONED              GO
I'M GOING TO PRAISE THE LORD  PA642699   1993 TYRONE PORTER           JUSTMIKE MUSIC/PORTACALL MUSIC    CHRISTIANAIRES & M.
                                                                                                        CLAYTON                   GO
I'M IN LOVE                   PA685647   1994 BRUCE ALLEN             JUSTMIKE MUSIC/BRU-NITE           ALLEN & ALLEN             GO
I'M NOT ASHAMED               PA539547   1991 KURT CARR               LIBRIS/CARTUNES                   KURT CARR                 GO
I'M SAVED                     PA506620   1991 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
I'M SO GRATEFUL               PA730454   1994 BRYANT JONES SR         JUSTMIKE MUSIC/NESOHC MUZIK       CHICAGO MASS CHOIR        GO
I'M WAITING                   PA567384   1992 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
I'M WORKING FOR THE MASTER    PA730455   1994 REV BILLY JONES         JUSTMIKE MUSIC/NESOHC MUZIK       CHICAGO MASS CHOIR        GO
IN  HIS HANDS                 PA836311   1997 PHARIS EVANS, JR./PAUL
                                                PORTER                JUSTMIKE MUSIC/LUAP RETROP'S
                                                                        MUSIC/PHARO'S MUSIC/PHARIS
                                                                        JR'S PUBL.                      CHRISTIANAIRES            GO
IN JESUS' NAME                PA506615   1990 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
IN OUR HEARTS                 PA642082   1994 JOHN MADGETT            JUSTMIKE MUSIC/MADGETT MUSIC      JOHN MADGETT              GO
IN THE MIDNIGHT HOUR          PA567387   1991 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
IN THIS PLACE                 PA722208   1994 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
IN YOUR PRESENCE              PA762743   1995 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
INSTRUMENT OF PRAISE          PA788328   1996 EDDIE HOWARD, JR.       JUSTMIKE MUSIC/EDDIE HOWARD
                                                                        MUSIC                           WALT WHITMAN              GO
IS IT REAL LOVE (50)          PENDING    1998 KEITH ROSENBERG         JUSTMIKE MUSIC/KEITH ROSENBERG    DAUBY                     AC
IT IS WELL WITH MY
  SOUL (PD) (50%)             PA520771   1992 WILLIAMS/ARMOR          LIBRIS/WILLIAMS/LEIGHARM          BEAU WILLIAMS             GO
IT'S A GOOD THING             PA567386   1990 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
IT'S GOOD TO GIVE THANKS      PA762740   1995 CALVIN RHONE            JUSTMIKE MUSIC/CALVIN RHONE
                                                                        PUBLISHING                      CALVIN RHONE              GO
IT'S JUST NOT ENOUGH          PA646490   1993 KELVIN LENNOX           JUSTMIKE MUSIC/OXLEN MUSIC        DONALD MALLOY             GO
IT'S REAL (P.D. - ARR.)       PAu2129130 1996 DAVID BROCK             JUSTMIKE MUSIC/DAVID'S
                                                                        COLLECTIONS                     CHICAGO MASS CHOIR        GO
IT'S TIME FOR THE ANOINTING   PA685617   1994 CHRIS GRAY              JUSTMIKE MUSIC/CHRIS GRAY MUSIC   NORTH CAROLINA MASS CHOIR GO
ITZNT2FNKI (INTRO)  (55)      PENDING    1998 TERRY GARMON            JUSTMIKE MUSIC/DA PREACHER'S
                                                                        MUSIC                           TERRI CARROLL             GO
ITZNT2FNKI (OUTRO) (55)       PENDING    1998 TERRY GARMON            JUSTMIKE MUSIC/DA PREACHER'S
                                                                        MUSIC                           TERRI CARROLL             GO
I'VE BEEN BORN AGAIN          PA730457   1994 ERIC THOMAS             JUSTMIKE MUSIC/ERIC THOMAS
                                                                        PUBLISHING                      CHICAGO MASS CHOIR        GO
I'VE BEEN CHANGED             PA853385   1997 JOEY WOOLFALK           JUSTMIKE MUSIC/FALKSTER MUSIC     CHICAGO MASS CHOIR        GO
I'VE GOT TO PRAISE HIM (50)   PA856732   1997 MARK WILLIAMS           RAPPEL MUSIC/RIGHT STATE OF
                                                                        MIND PUBLISHING                 IMANI                     GO
I'VE LEARNED TO TRUST         PA567383   1992 ARVIS STRICKLING-JONES  LIBRIS/BLACK & WHITE IVORY        ARVIS STRICKLING-JONES    GO
JAM NITTY GRITTY (50)         PENDING    1998 DAN WARREN/KEITH
                                                ROSENBERG             JUSTMIKE MUSIC/DAN WARREN/KEITH
                                                                        ROSENBERG                       TRIP THEORY               AC
JESUS I LOVE YOU              PA885994   1998 JIMMY WYATT             JUSTMIKE MUSIC/JIMMY'S JAMS       DALLAS FORT WORTH MASS
                                                                                                          CHOIR                   GO
JESUS IS ALL I NEED (50)      PENDING    1997 JAMES POYSER            RAPPEL MUSIC/JAJAPO MUSIC                                   GO
JESUS IS CALLING              PA646631   1995 TYRONE PORTER           JUSTMIKE MUSIC/PORTACALL MUSIC    CHRISTIANAIRES            GO
JESUS IS COMING               PA591356   1992 GRAY/HILL               LIBRIS/CHRIS GRAY MUSIC           NORTH CAROLINA MASS CHOIR GO
JESUS IS LORD                 PA598749   1992 KENNETH CAMPBELL        LIBRIS/BLACK & WHITE IVORY        CHICAGO MASS CHOIR        GO
JESUS IS THE ONE              PA788336   1996 ANDERSON/DRAIN          JUSTMIKE MUSIC/LILL C.A.K.M.
                                                                         ANDERSONG                      KIM McFARLAND             GO



       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
JESUS IS WHY I AIN'T GOT
 THE BLUES                    PA642081   1994 JOHN MADGETT             JUSTMIKE MUSIC/MADGETT
                                                                        MUSIC                     JOHN MADGETT                 GO
JESUS LOVES ME (P.D. ARR.)    PA760584   1995 HUBERT POWELL            JUSTMIKE MUSIC/POWELL
                                                                        POWER MUSIC               HUBERT POWELL                GO
JESUS NEVER FAILS             PA759803   1995 CHRIS GRAY               JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
JESUS THAT'S MY KING (P.D.)   PA788340   1996 KIM MCFARLAND            JUSTMIKE MUSIC/LILL
                                                                        C.A.K.M. ANDERSONG        KIM MCFARLAND                GO
JESUS UNDERSTANDS             PA543314   1991 BUTLER/SEALS             LIBRIS/BLACK & WHITE
                                                                        IVORY                     WANDA NERO BUTLER            GO
JESUS WILL FIX IT             PA685613   1994 CHRIS GRAY               JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
JESUS WITH ME                 PA836307   1997 PHARIS EVANS, JR.        JUSTMIKE MUSIC/PHARO'S
                                                                        MUSIC/PHARIS JR.'S
                                                                        PUBL.                     CHRISTIANAIRES               GO
JESUS, HE'S MY WAY MAKER      PA801046   1996 MICHAEL STOKES           JUSTMIKE MUSIC/MICHAEL
                                                                        D. STOKES MUSIC           NU CITY MASS CHOIR           GO
JESUS, I LOVE YOU             PA591357   1992 GRAY/GRAY                LIBRIS/CHRIS GRAY MUSIC    NORTH CAROLINA MASS CHOIR    GO
JESUS, I LOVE YOU SO          PA584893   1992 MONTY JACKSON            LIBRIS/BEAU WILLIAMS/
                                                                        MIGHTY                    BEAU WILLIAMS                GO
JOY WILL COME                 PA811765   1996 CALVIN B. RHONE          JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN BERNARD RHONE         GO
JOZETTA (50)                  PENDING    1997 LONSDORF/FINK/
                                               NORTON/WELSH/
                                               DAWSON                  RAPPEL MUSIC/WINE ON THE VINE                           UB
J'S REVENGE (50)              PENDING    1997 ANTHONY JENKINS          RAPPEL MUSIC/ANTHONY JENKINS PUBLISHING                 UB
JUICY BOOTY (50)              PENDING    1997 ANTHONY JENKINS/
                                               C. GARRETT              RAPPEL MUSIC/ANTHONY JENKINS PUBLISHING                 UB
JUST A MOMENT                 PA584892   1992 BEAU WILLIAMS            LIBRIS/BEAU WILLIAMS
                                                                        MUSIC                     BEAU WILLIAMS                GO
JUST ANOTHER DAY              PA722205   1994 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN RHONE                 GO
JUST AS SOON AS I GET THERE   PA598756   1992 PERCY GRAY               LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
JUST HOW GOOD HE'S BEEN       PA730459   1994 BRENDA J MOORE           JUSTMIKE MUSIC/BALUTIKS
                                                                        MUSIC                     CHICAGO MASS CHOIR           GO
JUST WHEN I NEEDED HIM
 MOST (PD ARR)                PA543318   1991 VICTOR BEAUCHAMP         LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
JUSTICE FOR ALL               PA760555   1995 LARSON/KAUFLIN           JUSTMIKE MUSIC/AUX SEND
                                                                        MUSIC (SEE JOSTE)         GLAD                         CH
KEEP LISTENING (55)           PENDING    1998 TERRY GARMON             JUSTMIKE MUSIC/DA
                                                                        PREACHER'S MUSIC          TERRI CARROLL                GO
KEEP LOVE ALIVE               PA603014   1992 R GIBBS/T DYSON          JUSTMIKE MUSIC/
                                                                        GIBBSONGS/LITTLE TONY
                                                                        MUSIC                     ANGELIC VOICES OF FAITH      GO
KEEP ON PRESSING              PA726848   1994 ANDERSON/HUFF            JUSTMIKE MUSIC/SCA/LILL
                                                                        CA KM ANDERSONG           KIM McFARLAND                GO
KEEP PRESSIN' ON              PA760585   1995 H DOOBIE POWELL          JUSTMIKE MUSIC/POWELL
                                                                        POWER MUSIC               HUBERT POWELL                GO
KING'S KIDS                   PA379152   1988 RAHNI SONG               LIBRIS/KHARI               KINGDOM                      GO
LAID LOW (55)                 PENDING    1998 TERRI CARROLL/
                                               TERRY GARMON            JUSTMIKE MUSIC/DA
                                                                        PREACHER'S MUSIC/TERRI
                                                                        CARROLL MUSIC             TERRI CARROLL                GO
LAS MUJERES (50)              PENDING    1998 TITO PUENTE, JR/
                                               CALI ALENAN/
                                               KEITH ROSENBERG         JUSTMIKE MUSIC/TITO
                                                                        PUENTE, JR/KEITH
                                                                        ROSENBERG                 TITO PUENTE, JR              AC
LATOSHA (50)                  PENDING    1997 GOLDFINGER               RAPPEL MUSIC/MR.
                                                                        GOLDTOUCH MUSIC/CALIBRE
                                                                        380 MUSIC                                              UB
LAY IT TO REST                PA784286   1996 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE
                                                                        MUSIC/RUSSAX MUSIC        ALLEN & ALLEN                GO
LEANING ON YOU                PA811769   1996 CALVIN B. RHONE          JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN BERNARD RHONE         GO
LET GOD DO IT                 PA788192   1996 BRENDA MOORE             JUSTMIKE MUSIC/BALUTIK'S
                                                                        MUSIC                     CHICAGO MASS CHOIR           GO
LET IT OFF (50)               PENDING    1997 ANTHONY JENKINS/
                                               T. MORGAN               RAPPEL MUSIC/ANTHONY
                                                                        JENKINS PUBLISHING                                     UB
LET IT SHINE                  PA853386   1997 GREGORY BOOTH            JUSTMIKE MUSIC/G SHARP
                                                                        SCALES                    CHICAGO MASS CHOIR           GO
LET THE PEOPLE PRAISE THEE    PA567380   1992 ARVIS STRICKLING-
                                               JONES                   LIBRIS/BLACK & WHITE
                                                                        IVORY                     ARVIS STRICKLING-JONES       GO
LET'S DANCE                   PA784165   1996 WEATHERLY/
                                               KOLANDER                JUSTMIKE MUSIC/BALOO
                                                                        PUB/BRIGHT LEAF MUSIC/    STEVE KOLANDER               CR
--------------------------    ---------  ---- ---------------------    CHARLIE MONK MUSIC         ----------------------------
LET'S DANCE (DO THE
 HEAVY ROC)  (50)             PENDING    1997 ANTHONY JENKINS/
                                               C. GARRETT              RAPPEL MUSIC/ANTHONY
                                                                        JENKINS PUBLISHING                                     UB
LET'S GO TO CHURCH            PA836238   1997 C.L. FAIRCHILD           JUSTMIKE MUSIC/GREATER
                                                                        FAITH MUSIC               NAT'L BAPTIST MASS CHOIR     GO
LET'S HAVE CHURCH             NOT REC         VICTOR JONES             JUSTMIKE MUSIC/SENJO
                                                                        MUSIC                     ----------------------------
LET'S MAGNIFY THE LORD        PA685614   1994 CHRIS GRAY               JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
LIFT THE SAVIOR UP            PA788190   1996 TIDWELL/GRAY             JUSTMIKE MUSIC/SAVED
                                                                        CHILDREN'S MUSIC          CHICAGO MASS CHOIR           GO
LISTEN TO WHAT I HEAR         PA748006   1994 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
LISTEN TO YOUR WOMAN          PA722334   1994 KOLANDER/TREE            JUSTMIKE/BALOO MUSIC/
                                                                        EXTRA MEASURE MUSIC       STEVE KOLANDER               CR
LOLLIPOP (50)                 PENDING    1997 LAZARO CUNILL/
                                               GABRIEL PEREZ           RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
LOOK UP                       PA567379   1992 ARVIS STRICKLING-
                                               JONES                   LIBRIS/BLACK & WHITE
                                                                        IVORY                     ARVIS STRICKLING-JONES       GO
LOOKOUT (50)                  PENDING    1997 LAZARO CUNILL/
                                               GABRIEL PEREZ           RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
LORD HAVE MERCY               PA836310   1997 T. PORTER/BROWN/
                                               CARTER/EVANS            JUSTMIKE MUSIC/PORTACALL
                                                                        MUSIC/RON'S ON PUBL./
                                                                        GAC PUBL./PHARO'S
                                                                        MUSIC/PHARIS JR.'S PUBL.  CHRISTIANAIRES               GO
LORD IS ALRIGHT, THE          PENDING    1993 J GRAY/P GRAY            JUSTMIKE MUSIC/SAVED
                                                                        CHILDREN'S MUSIC          CHICAGO MASS CHOIR           GO
LORD IS MY LIGHT, THE         PA730453   1994 MICHAEL STOKES           JUSTMIKE MUSIC/MICHAEL D
                                                                        STOKES MUSIC              CHICAGO MASS CHOIR           GO
LORD MAKE ME A VESSEL         PA598754   1992 MARVIN WOOTEN            LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
LORD MOST HIGH                PA628903   1993 WOOLA LAFLORA            JUSTMIKE MUSIC/IMANI
                                                                        PUBLISHING                COMMITTED                    GO
LORD OF YOUR LIFE             PA811771   1996 CALVIN B. RHONE          JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN BERNARD RHONE         GO
LORD WE GIVE YOU FLORY (50)   PENDING    1997 PHILLIP WHITE            RAPPEL MUSIC/PHILLIP
                                                                        WHITE PUBLISHING                                       GO
LORD WE PRAISE YOU            PA681987   1994 TIM BOWMAN               JUSTMIKE MUSIC/TIM
                                                                        BOWMAN PUB                ESTHER SMITH                 GO
LORD, I WANT TO BE HOLY       PA760714   1995 DERRICK HORNE            JUSTMIKE MUSIC/BN READY
                                                                        MUSIC                     DOUGLAS MILLER               GO
LOST ART (YEA!  YEA! YEA!),
 THE (50)                     PENDING    1997 ANTHONY JENKINS/
                                               C. GARRETT              RAPPEL MUSIC/ANTHONY JENKINS PUBLISHING                 UB



       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
LOVE CAN HEAL THE WORLD       PA642078   1994 JOHN MADGETT             JUSTMIKE MUSIC/MADGETT
                                                                        MUSIC                     JOHN MADGETT                 GO
LOVER OF MY SOUL              PA543338   1991 BRENDA MOORE             LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
MAMA FLEW (50)                PENDING    1997 LONSDORF/FINK/
                                               NORTON/WELSH/DAWSON     RAPPEL MUSIC/WINE ON THE
                                                                        VINE                                                   UB
MARIA                         PA722328   1994 KOLANDER/MURNANE         JUSTMIKE MUSIC/MURKOLMAN
                                                                        MUSIC                     STEVE KOLANDER               CR
MAYBE                         PA722327   1994 STEVE KOLANDER           JUSTMIKE MUSIC/BALOO
                                                                        MUSIC                     STEVE KOLANDER               CR
MEDLEY: CHRISTMAS SONGS
  (P.D. ARR)                  PA685649   1994 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
MEDLEY: CHRISTMAS SONGS
  (P.D. ARR)                  PA774233   1995 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
MERRY CHRISTMAS JESUS         PA774230   1995 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
MORE LIKE JESUS               PENDING    1993 J HARRIS/P GRAY          JUSTMIKE/SAVED
                                                                        CHILDREN'S/JAMES HARRIS
                                                                        MUSIC                     CHICAGO MASS CHOIR           GO
MORE THAN A CONQUEROR         PA617388   1993 CLAYTON/RIVERS/PEEPLES   JUSTMIKE MUSIC/IVORY
                                                                        DREAMS/RIVER OF PRAISE    ANGELIC VOICES OF FAITH      GO
MR. GOLDFINGER (50)           PENDING    1997 GOLDFINGER               RAPPEL /MR. GOLDTOUCH
                                                                        MUSIC/CALIBRE 380 MUSIC                                UB
MY HEART IS YOURS             PA760582   1995 HUBERT POWELL            JUSTMIKE MUSIC/POWELL
                                                                        POWER MUSIC               HUBERT POWELL                GO
MY HEART MIGHT (50)           PENDING    1997 WENDY BUCKLEW            RAPPEL MUSIC/WENDY
                                                                        BUCKLEW PUBLISHING                                     GO
MY HEART NEEDS TO KNOW        PA414987   1989 BEAU WILLIAMS            LIBRIS/BEAU WILLIAMS       BEAU WILLIAMS                GO
MY LOVE                       PA784162   1996 NEWMAN/KOLANDER          JUSTMIKE MUSIC/BALOO
                                                                        PUB/MONK FAMILY PUB.      STEVE KOLANDER               CR
MY PEACE                      PA722183   1994 HUFF/BRUNSON             JUSTMIKE MUSIC/SCA/
                                                                        DECHE'                    KIM McFARLAND                GO
MY SOUL IS FILLED WITH
  PRAISE (50)                 PENDING    1997 CASSANDRA SNEAD/TERRELL
                                               SNEAD                   RAPPEL MUSIC/C. SNEAD
                                                                        PUB./T. SNEAD PUBLISHING                               GO
MY STRENGTH                   PA760713   1995 ED TUCKER                JUSTMIKE MUSIC/COEE
                                                                        MUSIC                     DOUGLAS MILLER               GO
NEAR THE CROSS (P.D. ARR.)    PA748001   1994 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
NEVER ALONE                   PA801050   1996 JACKY JOSEPH             JUSTMIKE MUSIC/JUST JACK
                                                                        MUSIC                     NU CITY MASS CHOIR           GO
NEVER ALONE                   PA836242   1997 CHRIS ANDERSON           JUSTMIKE MUSIC/KMCA
                                                                        ANDERSONG                 NAT'L BAPTIST MASS CHOIR     GO
NEVER ALONE (50)              PENDING    1997 PHILLIP WHITE            RAPPEL MUSIC/PHILLIP
                                                                        WHITE PUBLISHING                                       GO
NEVER ALONE (55)              PENDING    1998 TERRY GARMON/PHARIS
                                               EVANS, JR               JUSTMIKE MUSIC/DA
                                                                        PREACHER'S MUSIC/
                                                                        PHARO'S MUSIC             TERRI CARROLL                GO
NEVER ALONE (REMIX) (55)      PENDING    1998 TERRY GARMON/PHARIS
                                               EVANS, JR               JUSTMIKE MUSIC/DA
                                                                        PREACHER'S MUSIC/         TERRI CARROLL                GO
NEVER SAY GOOD-BYE            PA815463   1996 M. COTTRELL/G. COLLIER   JUSTMIKE MUSIC/COTTRELL/
                                                                        COLLIER                   TOTALLY COMMITTED            GO
NEVERTHELESS                  PA379154   1988 SONG/WHITE               LIBRIS/KHARI               KINGDOM                      GO
NEVERTHELESS (50)             PENDING    1997 PHILLIP WHITE            RAPPEL MUSIC/PHILLIP
                                                                        WHITE PUBLISHING                                       GO
NEW LIFE                      PENDING    1994 CHRIS ANDERSON           JUSTMIKE MUSIC/LILL CA
                                                                        KM ANDERSONG              KIM McFARLAND                GO
NEW NAME                      PA788186   1996 MARLOWE CRIBBS           JUSTMIKE MUSIC/SAVED
                                                                        CHILDREN'S MUSIC          CHICAGO MASS CHOIR           GO
NEW SONG (50)                 PENDING    1997 LONSDORF/FINK/NORTON/
                                               WELSH/DAWSON            RAPPEL MUSIC/WINE ON
                                                                        THE VINE                                               UB
NEWSCAST (50)                 PENDING    1997 LAZARO CUNILL/GABRIEL
                                               PEREZ                   RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
NEXT STAGE                    PA815462   1996 M. COTTRELL/G. COLLIER   JUSTMIKE MUSIC/
                                                                        COTTRELL/COLLIER          TOTALLY COMMITTED            GO
NIGHT AFTER NIGHT             PA722325   1994 STEVE KOLANDER           JUSTMIKE MUSIC/BALOO
                                                                        MUSIC                     STEVE KOLANDER               CR
NO NOT ONE                    PA865090   1997 VICKIE WINANS
                                               (ARRANGEMENT ONLY)      RAPPEL MUSIC/DESTINY
                                                                        JOY PUBLISHING            VICKIE WINANS                GO
NO, NOT ONE (P.D. ARR)        PA685641   1994 ALLEN/WIGGINS/TANKARD    JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX/BENOTE             ALLEN & ALLEN                GO
NO, NOT ONE (P.D. ARR)        PA856516   1997 CHRISTOPHER L. GRAY      JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
NOBODY KNOWS THE PAIN (50)    PA886992   1998 STEVEN FORD/CARNELL
                                               MURRELL                 JUSTMIKE MUSIC/CARMAC      DALLAS FORT WORTH MASS
                                                                                                   CHOIR                       GO
NOBODY LIKE JESUS             PA853387   1997 MARLOWE CRIBBS           JUSTMIKE MUSIC/SAVED
                                                                        CHILDREN'S MUSIC          CHICAGO MASS CHOIR           GO
NOBODY'S GONNA KNOCK MY
 SOX OFF                      PA725217   1994 STEVE DAHL               JUSTMIKE MUSIC/BLOWHOLE    STEVE DAHL                   AC
NOT ALONE                     PA379150   1988 RAHNI SONG               LIBRIS/KHARI               KINGDOM                      GO
NOT FOR HIMSELF               PA836240   1997 CHEYNEE MCCREE           JUSTMIKE MUSIC/MCCREE
                                                                        PUBL. CO                  NAT'L BAPTIST MASS CHOIR     GO
O CHRISTMAS TREE (P.D.
 ARR.)                        PA774236   1995 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
O CHRISTMAS TREE (RAP
 VERSION)                     PA774232   1995 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
OCEANIC SMOKE (55)            PENDING    1998 JAY ROEBUCK              JUSTMIKE MUSIC/JAY
                                                                        ROEBUCK                   MARINER                      AC
ODE TO OVER (HEAVE HO)  (50)  PENDING    1997 WENDY BUCKLEW            RAPPEL MUSIC/WENDY
                                                                        BUCKLEW PUBLISHING                                     GO
OH HOW I LOVE JESUS           PA801053   1996 BRYANT L. JONES, SR.     JUSTMIKE MUSIC/NESOHC
                                                                        MUZIK                     NU CITY MASS CHOIR           GO
ON MY SIDE                    PAU2109948      CALVIN B. RHONE          JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING                                       GO
ONE OF THESE DAYS (50)        PENDING    1997 LONSDORF/FINK/NORTON/
                                               WELSH/DAWSON            RAPPEL MUSIC/WINE ON THE
                                                                        VINE                                                   UB
ONE THEM CALL ROC, THE (50)   PENDING    1997 ANTHONY JENKINS/C.
                                               GARRETT                 RAPPEL MUSIC/ANTHONY
                                                                        JENKINS PUBLISHING                                     UB
ONE WAY TICKET                PA768042   1995 REEVES/GRUBBS            JIMMY GRUBBS MUSIC         RONNA REEVES                 CR
ONLY LOVE (50)                PENDING    1997 PHILLIP WHITE/OLIVER
                                               WHITE                   RAPPEL MUSIC/WELLO
                                                                        MUSIC/PHILLIP WHITE
                                                                        PUBLISHING                                             GO
ONLY ONE, THE (25)            PENDING    1997 VICKIE WINANS/JERRY
                                               PETERS/TIM BOWMAN       RAPPEL MUSIC/TIM BOWMAN
                                                                        PUBL./DESTINY JOY PUBL.                                GO
OOOH (50)                     PENDING    1997 LAZARO CUNILL/GABRIEL
                                               PEREZ                   RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
ORDINARY PRAYER               P811767    1996 CALVIN B. RHONE          JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN BERNARD RHONE         GO
OUR LIVES (55)                PENDING    1998 JAY ROEBUCK              JUSTMIKE MUSIC/JAY
                                                                        ROEBUCK                   MARINER                      AC
PATH, THE                     PA815457   1996 M. COTTRELL/G. COLLIER   JUSTMIKE MUSIC/COTTRELL/
                                                                        COLLIER                   TOTALLY COMMITTED            GO



       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
PEACE IN THE MIDST OF YOUR
 STORM                        PA539546   1991 KURT CARR                LIBRIS/CARTUNES            KURT CARR                    GO
PEACE OF MIND                 PA663344   1995 KURT CLAYTON             JUSTMIKE MUSIC/IVORY
                                                                        DREAMS MUSIC              ANGELIC VOICES OF FAITH      GO
PEACE, JOY & HAPPINESS        PA414988   1989 BEAU WILLIAMS            LIBRIS/BEAU WILLIAMS       BEAU WILLIAMS                GO
PERFECT PEACE                 PA685615   1994 CHRIS GRAY               JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
PHAT LIMO (50)                PENDING    1997 LAZARO CUNILL/GABRIEL
                                               PEREZ                   RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
PICKED ME UP                  PA784293   1996 LATTIMORE/COLLINS, JR./
                                               ALLEN/WIGGINS           JUSTMIKE MUSIC/BRU-NITE
                                                                        MUSIC/RUSSAX MUSIC/
                                                                        NU-RO PUBL.               ALLEN & ALLEN                GO
PIECES OF A PUZZLE            PA784159   1996 TORROLL/KOLANDER         JUSTMIKE MUSIC/BALOO
                                                                        PUBLISHING/DANNY
                                                                        TORROLL                   STEVE KOLANDER               CR
PLANETARY WARFARE (50)        PENDING    1998 DAN WARREN/KEITH
                                               ROSENBERG               JUSTMIKE MUSIC/DAN
                                                                        WARREN/KEITH ROSENBERG    TRIP THEORY                  AC
PLAYA THANG (33.3)            PENDING    1997 RAYMON N. JOHNSON/
                                               RICHARD M. CARTER       RAPPEL MUSIC/BREIA MUSIC/LONDON SNOW PUBLISHING         UB
PLEASE DON'T LEAVE ME NOW     PENDING    1993 T TIDWELL/P GRAY         JUSTMIKE MUSIC/SAVED
                                                                        CHILDREN'S MUSIC          CHICAGO MASS CHOIR           GO
POWER                         PA736428   1994 BEAU WILLIAMS            JUSTMIKE MUSIC/BEAU
                                                                        WILLIAMS PUB              BEAU WILLIAMS                GO
POWER OF THE HOLY GHOST       PA736400   1994 PHILIP WILLIAMS          JUSTMIKE MUSIC/CARCAN
                                                                        MUSIC                     DONALD MALLOY                GO
PRAISE HIM (50)               PENDING    1997 BRIAN GARY               RAPPEL MUSIC/BRIAN GARY
                                                                        PUBLISHING                                             GO
PRAISE THE LORD               PA856519   1997 CHRISTOPHER L. GRAY      JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
PRAISE THE LORD (50)          821722     1997 ROGER HAMBRICK           RAPPEL MUSIC/VECTRON
                                                                        MUSIC PUBLISHING          BRONX MASS CHOIR             GO
PRAY ON IT                    PA642703   1993 GERRY STINSON            JUSTMIKE MUSIC/GETEL
                                                                        MUSIC                     CHRISTIANAIRES               GO
PSALM 107:31 (50)             PA856736   1997 KERWIN MANNING           RAPPEL MUSIC/RIGHT STATE
                                                                        OF MIND PUBLISHING        IMANI                        GO
PUDDY KAT (50)                PENDING    1997 ANTHONY JENKINS/
                                               C. GARRETT              RAPPEL MUSIC/ANTHONY
                                                                         JENKINS PUBLISHING                                    UB
PUMP IT UP LADIES (50)        PENDING    1997 GOLDFINGER               RAPPEL MUSIC/MR.
                                                                        GOLDTOUCH MUSIC/CALIBRE
                                                                        380 MUSIC                                              UB
PUSHIN' THA BROOM (50)        PENDING    1998 DAN WARREN/
                                               KEITH ROSENBERG         JUSTMIKE MUSIC/DAN
                                                                         WARREN/KEITH ROSENBERG   TRIP THEORY                  AC
RADIO ANGELS                  PA642706   1993 PAUL PORTER              JUSTMIKE MUSIC/LUAP
                                                                        RETROP'S MUSIC            CHRISTIANAIRES               GO
RAISE ME, SAVE ME, FILL ME    PA736426   1994 BEAU WILLIAMS            JUSTMIKE MUSIC/BEAU
                                                                        WILLIAMS PUB              BEAU WILLIAMS                GO
REALITY (50)                  PENDING    1997 LAZARO CUNILL/GABRIEL
                                               PEREZ                   RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
RESTORE                       PA853388   1997 MARVIN WOOTEN            JUSTMIKE MUSIC/SAVED
                                                                        CHILDREN'S MUSIC          CHICAGO MASS CHOIR           GO
RIGHT HERE                    PA748005   1994 BRUCE ALLEN              JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
RIGHT NOW                     PA543343   1991 BISHOP J C WHITE         LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
RIGHT ON TIME                 PENDING    1994 KELVIN LENOX             JUSTMIKE MUSIC/OXLEN PUB   KIM McFARLAND                GO
RIVER ROAD                    PA722039   1993 ANTELIS/TAYLOR           JUSTMIKE MUSIC/SILENTA/
                                                                       JOSTE/S-MEISTER            S. ALAN TAYLOR               CR
ROAD TRIP (50)                PENDING    1997 WENDY BUCKLEW            RAPPEL MUSIC/WENDY
                                                                        BUCKLEW PUBLISHING                                     UB
ROLY'S REVENGE (50)           PENDING    1997 LAZARO CUNILL/GABRIEL
                                               PEREZ                   RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
ROMEO                         PA784166   1996 STEVE KOLANDER           JUSTMIKE MUSIC/BALOO
                                                                        PUBLISHING                STEVE KOLANDER               CR
ROUND 'BOUT MIDNIGHT          PA784164   1996 CANNON/KOLANDER          JUSTMIKE MUSIC/BALOO
                                                                        PUB/WARNER-TAMERLANE/     STEVE KOLANDER               CR
--------------------------    --------- ----- ----------------         Madison Creek Music        -----------------------
SAFE SEX (50)                 PENDING    1997 GOLDFINGER               RAPPEL MUSIC/MR.
                                                                        GOLDTOUCH MUSIC/CALIBRE
                                                                        380 MUSIC                                              UB
SALVATION (50)                PENDING    1997 LONSDORF/FINK/NORTON/
                                               WELSH/DAWSON            RAPPEL MUSIC/WINE ON THE
                                                                        VINE                                                   UB
SATISFIED WITH JESUS          PA759801   1995 CHRIS GRAY               JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
SCOOT OVER, MOVE CLOSER       PA722330   1994 STEVE KOLANDER           JUSTMIKE MUSIC/BALOO
                                                                        MUSIC                     STEVE KOLANDER               CR
SEE HIS FACE                  PA759804   1995 CHRIS GRAY               JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
SEND IT ON DOWN               PA663349   1995 MICHAEL DODSON           JUSTMIKE MUSIC/OTIS STAR
                                                                        PUBLISHING                ANGELIC VOICES OF FAITH      GO
SEND ME, I'LL GO              PA736397   1994 ROBERT GULLETTE          JUSTMIKE MUSIC/ROBGU
                                                                        MUSIC                     DONALD MALLOY                GO
SEND THE HOLY GHOST           PA539545   1991 KURT CARR                LIBRIS/CARTUNES            KURT CARR                    GO
SEX ADDICTIONS (50)           PENDING    1997 GOLDFINGER               RAPPEL MUSIC/MR.
                                                                        GOLDTOUCH MUSIC/CALIBRE
                                                                        380 MUSIC                                              UB
SHAKE IT TO THE RHYTHM        PENDING    1998 KEITH ROSENBERG/ANTONIA
                                               GRAHAM                  JUSTMIKE MUSIC/KEITH
                                                                        ROSENBERG                 NYASIA                       AC
SHAKE, SHAKE, SHAKE           PENDING    1997 ANTHONY JENKINS/
                                               C, GARRETT              RAPPEL MUSIC/ANTHONY
                                                                        JENKINS PUBLISHING                                     UB
SHE'S GOT A WAY               PA722044   1994 ANTELIS/TAYLOR           JUSTMIKE MUSIC/SILENTA/
                                                                        JOSTE/S-MEISTER           S. ALAN TAYLOR               CR
SHE'S SO BAD                  PA722333   1994 STEVE KOLANDER           JUSTMIKE MUSIC/BALOO
                                                                        MUSIC                     STEVE KOLANDER               CR
SHOW ME THE WAY  (80%)        PA520775   1991 WILLIAMS/ARMOR/GOUCHE    LIBRIS/WILLIAMS            BEAU WILLIAMS                GO
SILENT NIGHT (P.D. ARR.)      PA774234   1995 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
SIMPLY AMAZING                PA736429   1994 BEAU WILLIAMS            JUSTMIKE MUSIC/BEAU
                                                                        WILLIAMS PUB              BEAU WILLIAMS                GO
SLAP (55)                     PENDING    1998 JAY ROEBUCK              JUSTMIKE MUSIC/JAY
                                                                        ROEBUCK                   MARINER                      AC
SO IN LOVE (50)               PENDING    1997 GOLDFINGER               RAPPEL MUSIC/MR.
                                                                        GOLDTOUCH MUSIC/CALIBRE
                                                                        380 MUSIC                                              UB
SO MUCH HE'S DONE             PA663345   1995 BILLY RIVERS             JUSTMIKE MUSIC/RIVER OF
                                                                        PRAISE MUSIC              ANGELIC VOICES OF FAITH      GO
SO REAL "AQUATICA MIX" (55)   PENDING    1998 JAY ROEBUCK              JUSTMIKE MUSIC/JAY
                                                                        ROEBUCK                   MARINER                      AC
SOLID ROCK (50)               PA856739   1997 CRAIG JOHNSON/DWIGHT
                                               STEELE                  RAPPEL MUSIC/RIGHT STATE
                                                                        OF MIND PUBLISHING        IMANI                        GO
SOMEDAY                       PA788194   1996 GREGORY BOOTH            JUSTMIKE MUSIC/G SHARP
                                                                        SCALES                    CHICAGO MASS CHOIR           GO
SOMEDAY (50)                  PENDING    1997 LONSDORF/FINK/NORTON/
                                               WELSH/DAWSON            RAPPEL MUSIC/WINE ON THE
                                                                        VINE                                                   GO


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
SOMETHING WORTH KEEPING       PA722042   1993 ANTELIS/TAYLOR           JUSTMIKE MUSIC/SILENTA/
                                                                        JOSTE/S-MEISTER           S. ALAN TAYLOR               CR
SOMEWHERE NEW                 PENDING    1997 LONSDORF/FINK/NORTON/
                                               WELSH/DAWSON            RAPPEL MUSIC/WINE ON THE
                                                                        VINE                                                   GO
SOON AND VERY SOON            PA722078   1994 PEARSON/PEARSON          JUSTMIKE MUSIC/GREGGIE
                                                                        G'S MUSIC                 GREATER EMMANUEL             GO
SOUTHERN FUNK (33.3)          PENDING    1997 RAYMON N. JOHNSON/
                                               RICHARD M. CARTER       RAPPEL MUSIC/BREIA MUSIC/LONDON SNOW PUBLISHIN          UB
SPLIT LOW (50)                PENDING    1997 LAZARO CUNILL/GABRIEL
                                               PEREZ                   RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
STARS IN THE UNIVERSE         PA784269   1996 BOB KAUFLIN              JUSTMIKE MUSIC/AUX SEND
                                                                        MUSIC                     GLAD                         CH
STILL CRAZY 'BOUT YOU         PA784158   1996 JIM WEATHERLY/STEVE
                                               KOLANDER                JUSTMIKE MUSIC/BALOO
                                                                        PUBLISHING/BRIGHT LEAF    STEVE KOLANDER               CR

STILL WALKIN (33.3)           PENDING    1997 RAYMON N. JOHNSON/
                                               RICHARD M. CARTER       RAPPEL MUSIC/BREIA
                                                                        MUSIC/LONDON SNOW
                                                                        PUBLISHING                                             UB
SUBMERGE (55)                 PENDING    1998 JAY ROEBUCK              JUSTMIKE MUSIC/JAY
                                                                        ROEBUCK                   MARINER                      AC
SUGAR DADDY (50)              PENDING    1997 GOLDFINGER               RAPPEL MUSIC/MR.
                                                                        GOLDTOUCH MUSIC/CALIBRE
                                                                        380 MUSIC                                              UB
SWEEPSTAKES                   PA646635   1995 PAUL PORTER              JUSTMIKE MUSIC/LUAP
                                                                        RETROP'S MUSIC            CHRISTIANAIRES               GO
SWEET BY & BY (P.D. ARR.)     PA762749   1995 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN RHONE                 GO
SWEET HOLY SPIRIT             PA759802   1995 CHRIS GRAY               JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
SWING THAT THANG (50)         PENDING    1997 LAZARO CUNILL/GABRIEL
                                               PEREZ                   RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
TAKE ME BACK                  PA681986   1994 TIM BOWMAN               JUSTMIKE MUSIC/TIM
                                                                        BOWMAN PUB                ESTHER SMITH                 GO
TAKE ME TO 'DA RAVE           PENDING    1998 DAN WARREN/
                                               KEITH ROSENBERG         JUSTMIKE MUSIC/DAN
                                                                        WARREN/KEITH ROSENBERG    TRIP THEORY                  AC
TAKE ME TO THE WATER
 (P.D. ARR.)                  PA762744   1995 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN RHONE                 GO
TAKE OVER LORD                PA853389   1997 TONY TIDWELL             JUSTMIKE MUSIC/SAVED
                                                                        CHILDREN'S MUSIC          CHICAGO MASS CHOIR           GO
TAKE THE CITY (55)            PENDING    1998 TERRY GARMON             JUSTMIKE MUSIC/DA
                                                                        PREACHER'S MUSIC          TERRI CARROLL                GO
TAKEN FOR GRANTED             PA722332   1994 STEVE KOLANDER           JUSTMIKE MUSIC/BALOO
                                                                        MUSIC                     STEVE KOLANDER               GO
TEARS OF JOY                  PA784288   1996 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE
                                                                        MUSIC/RUSSAX MUSIC        ALLEN & ALLEN                GO
TELL IT OVER                  PA853390   1997 BRENDA JOYCE MOORE       JUSTMIKE MUSIC/BALUTIK'S
                                                                        MUSIC                     CHICAGO MASS CHOIR           GO
TELL IT!                      PA811773   1996 CALVIN B. RHONE          JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN BERNARD RHONE         GO
TELL JESUS                    PA543342   1991 BRENDA MOORE             LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
TELL JESUS                    PA591355   1992 CHRIS GRAY               LIBRIS/CHRIS GRAY MUSIC    NORTH CAROLINA MASS CHOIR    GO
TESTIMONY                     PA598757   1992 WILLIE ROGERS            LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
THANK GOD FOR SAVING ME       PA663348   1995 BILLY RIVERS             JUSTMIKE MUSIC/RIVER OF
                                                                        PRAISE MUSIC              ANGELIC VOICES OF FAITH      GO
THANK YOU JESUS  (50%)        PA471948   1990 ARMOR/WILLIAMS           LIBRIS/WILLIAMS/MORAL      BEAU WILLIAMS                GO
THE SPACEMEN ARE COMING (50)  PENDING    1998 DAN WARREN/KEITH
                                               ROSENBERG/DANA JASON
                                               BROWN                   JUSTMIKE MUSIC/DAN
                                                                        WARREN/KEITH ROSENBERG/
                                                                        DANA JASON BROWN          TRIP THEORY                  AC
THEN CAME YOU                 PA663346   1995 KURT CLAYTON             JUSTMIKE MUSIC/IVORY
                                                                        DREAMS MUSIC              ANGELIC VOICES OF FAITH      GO
THERE AIN'T NOTHING THAT
 GOD CAN'T DO                 PENDING    1994 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          ESTHER SMITH                 GO
THERE IS NO ONE LIKE YOU      PA722203   1994 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN RHONE                 GO
THERE'S A WORD FOR THAT       PA722040   1994 ANTELIS/TAYLOR           JUSTMIKE MUSIC/SILENTA/
                                                                        JOSTE/S-MEISTER           S. ALAN TAYLOR               CR
THIS BEAT IS FOR FREAKS (50)  PENDING    1997 GOLDFINGER               RAPPEL MUSIC/MR.
                                                                        GOLDTOUCH MUSIC/CALIBRE
                                                                        380 MUSIC                                              UB
THIS LOVE (WAS MEANT TO
 BE) (50)                     PENDING    1998 DERRICK RAHMING/KEITH
                                               ROSENBERG               JUSTMIKE MUSIC/DERRICK
                                                                        RAHMING/KEITH ROSENBERG   AFRO-RICAN                   AC
THREE KINGS (WE) (P.D. ARR.)  PA748002   1994 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
THY NAME BE PRAISED (50)      PA885990   1998 STEVEN FORD/MELVIN
                                               CRISPELL                JUSTMIKE MUSIC/POT BELLY
                                                                        MUSIC                     DALLAS FORT WORTH MASS
                                                                                                   CHOIR                       GO
TIME TO GO (50)               PENDING    1997 WENDY BUCKLEW            RAPPEL MUSIC/WENDY
                                                                        BUCKLEW PUBLISHING                                     UB
TIMES UP (50)                 PENDING    1998 DAN WARREN/
                                               KEITH ROSENBERG         JUSTMIKE MUSIC/DAN
                                                                        WARREN/KEITH ROSENBERG    TRIP THEORY                  AC
TOO CLOSE                     PA543316   1991 ALEX BRADFORD            LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
TOPS DOWN (33.3)              PENDING    1997 RAYMON N. JOHNSON/
                                               RICHARD M. CARTER       RAPPEL MUSIC/BREIA
                                                                        MUSIC/LONDON SNOW
                                                                        PUBLISHING                                             UB
TROUBLE IN MY WAY (P.D. ARR)  PA685642   1994 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
TURN IT AROUND (55)           PENDING    1998 TERRI CARROLL/
                                               TERRY GARMON            JUSTMIKE MUSIC/DA
                                                                        PREACHER'S MUSIC/TERRI
                                                                        CARROLL'S MUSIC           TERRI CARROLL                GO
TURN IT OVER                  PA722204   1994 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN RHONE                 GO
U DON'T HEAR ME (33.3)        PENDING    1998 KEVIN CHANDLER/DARNELL
                                               CAMPBELL/TERRY GARMON/  JUSTMIKE MUSIC/DA
                                                                        PREACHER'S MUSIC/VIBE
                                                                        TRIBE MUSIC               TERRI CARROLL                GO
U GO GIRL (50)                PENDING    1997 LAZARO CUNILL/GABRIEL
                                               PEREZ                   RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING                                   UB
UNCLOUDED DAY (P.D.)          PA811766   1996 arr. CALVIN B. RHONE     JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN BERNARD RHONE         GO
UNTIL I FOUND THE LORD        PA646630   1995 TYRONE PORTER            JUSTMIKE MUSIC/PORTACALL
                                                                        MUSIC                     CHRISTIANAIRES               GO
UP ABOVE THE CLOUDS           PA543317   1991 RICK WATSON              LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
USE ME                        PENDING    1994 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          LOS ANGELES MASS CHOIR       GO
VICTORY IN PRAISING GOD       PA598750   1992 BRENDA MOORE             LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
VOICE ANGEL                   PENDING    1994 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
WAITING ON GOD                PA567406   1992 WILLIE ROGER             LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
WALK UPRIGHT                  PENDING    1993 BRENDA J MOORE           JUSTMIKE MUSIC/BALUTIKS
                                                                        MUSIC                     CHICAGO MASS CHOIR           GO
WALK WITH ME LORD             PA759809   1995 CHRIS GRAY               JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
WALK WITH ME LORD (P.D. ARR)  PA685644   1994 ALLEN/WIGGINS/STEVENSON  JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX/SAME NAME          ALLEN & ALLEN                GO
WALKING UNDER LADDERS (50)    PENDING    1997 LONSDORF/FINK/NORTON/
                                               WELSH/DAWSON            RAPPEL MUSIC/WINE ON THE
                                                                        VINE                                                   UB
WAY OF A CHRISTIAN, THE       PA506621   1991 ARVIS STRICKLING-JONES   LIBRIS/BLACK & WHITE
                                                                        IVORY                     ARVIS STRICKLING-JONES       GO
WAYSIDE (50)                  PENDING    1997 ANTHONY JENKINS/
                                               T. MORGAN               RAPPEL MUSIC/ANTHONY
                                                                        JENKINS PUBLISHING                                     UB
W-BOOM (50)                   PENDING    1997 ANTHONY JENKINS/
                                               C. GARRETT              RAPPEL MUSIC/ANTHONY
                                                                        JENKINS PUBLISHING                                     UB
WE BOW TO WORSHIP THEE        PA762741   1995 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN RHONE                 GO
WE COME TO PRAISE             PA736430   1994 BEAU WILLIAMS            JUSTMIKE MUSIC/BEAU
                                                                        WILLIAMS PUB              BEAU WILLIAMS                GO
WE GOTTA TELL                 PA520774   1991 BEAU WILLIAMS            LIBRIS/WILLIAMS            BEAU WILLIAMS                GO
WE NEED A MIRACLE             PA759805   1995 CHRIS GRAY               JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
WE NEED JESUS                 PA646632   1995 BROWN/BROWN              JUSTMIKE MUSIC/RON ON
                                                                        PUBLISHING                CHRISTIANAIRES               GO
WE SHOULD'VE JUST STAYED
 FRIENDS                      PA784161   1996 HANK COCHRAN/BUDDY
                                               CANNON/ STEVE KOLANDER  JUSTMIKE MUSIC/BALOO
                                                                        PUB/CO-HEART MUSIC/       STEVE KOLANDER               CR


WE WORSHIP YOU                PA853391   1997 TIMOTHY BYRON MCGHEE     JUSTMIKE MUSIC/GLORY
                                                                        CLOUD MUSIC               CHICAGO MASS CHOIR           GO
WE'RE GONNA HAVE A GOOD TIME  PA506618   1991 ARVIS STRICKLING-JONES   LIBRIS/BLACK & WHITE
                                                                        IVORY                     ARVIS STRICKLING-JONES       GO
WE'RE WAITING LORD            NOT REC    1992 BRYANT JONES             LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
WHAT A FRIEND                 PA856517   1997 CHRISTOPHER L. GRAY      JUSTMIKE MUSIC/CHRIS
                                                                        GRAY MUSIC                NORTH CAROLINA MASS CHOIR    GO
WHAT CAN I GIVE               PA681984   1994 ADAM WHITE III           JUSTMIKE MUSIC/TIM
                                                                        BOWMAN PUB                ESTHER SMITH                 GO
WHAT WILL YOU DO              PA506616   1991 ARVIS STRICKLING-JONES   LIBRIS/BLACK & WHITE
                                                                        IVORY                     ARVIS STRICKLING-JONES       GO
WHATEVER YOU NEED             PA788330   1996 EDDIE HOWARD, JR.        JUSTMIKE MUSIC/EDDIE
                                                                        HOWARD MUSIC              WALT WHITMAN                 GO
WHEN THE PRAISES GO UP        PA598753   1992 BRYANT JONES             LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
WHO AM I? (50)                PENDING    1998 DAN WARREN/
                                               KEITH ROSENBERG         JUSTMIKE MUSIC/DAN
                                                                        WARREN/KEITH ROSENBERG    TRIP THEORY                  AC
WHO IS THIS JESUS (P.D. ARR.) PA836243   1997 ARR: C.L. FAIRCHILD      JUSTMIKE MUSIC/GREATER
                                                                        FAITH MUSIC               NAT'L BAPTIST MASS CHOIR     GO
WINTER LOVE                   PA736306   1994 CARUSO/BRADLEY           JUSTMIKE MUSIC/RADIANCE
                                                                        PUBLING                   COLBY/CARUSO                 AC
WISHING WE'D COME TRUE (50)   PENDING    1997 WENDY BUCKLEW            RAPPEL MUSIC/WENDY
                                                                        BUCKLEW PUBLISHING                                     GO
WITNESS (50)                  PENDING    1997 LAZARO CUNILL/GABRIEL
                                               PEREZ                   RAPPEL MUSIC/JAMIN
                                                                        X-CLUSIVE PUBLISHING
WOMAN IN BLACK                PA722041   1993 ANTELIS/TAYLOR           JUSTMIKE MUSIC/SILENTA/
                                                                        JOSTE/S-MEISTER           S. ALAN TAYLOR               CR
WONDERFUL GOD                 PA853392   1997 NELSON B. SMITH II       JUSTMIKE MUSIC/SAVED
                                                                        CHILDREN'S MUSIC          CHICAGO MASS CHOIR           GO
WONDERFUL, MARVELOUS          PA567409   1992 BRENDA MOORE             LIBRIS/BLACK & WHITE
                                                                        IVORY                     CHICAGO MASS CHOIR           GO
WORDS TO THE BREAK OF
 DAWN (50)                    PENDING    1997 ANTHONY JENKINS/C.
                                               GARRETT                 RAPPEL MUSIC/ANTHONY JENKINS PUBLISHING                 UB
WORK DONE, CAUGHT UP AND
 FREE                         PA815456   1996 M. COTTRELL/G. COLLIER   JUSTMIKE MUSIC/COTTRELL/
                                                                        COLLIER                   TOTALLY COMMITTED            GO
WORK IN ME JESUS              PA788341   1996 CALVIN B. RHONE          JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          KIM McFARLAND                GO
WORK IT NOW (50)              PENDING    1997 ANTHONY JENKINS/
                                               C. GARRETT              RAPPEL MUSIC/ANTHONY JENKINS PUBLISHING                 UB
WORK IT OUT (50)              PENDING    1997 VICKIE WINANS/AUTUMN
                                               FOSTER                  RAPPEL MUSIC/DESTINY JOY
                                                                        PUBL./TWONIE S.
                                                                        PRODUCTIONS                                            GO
WORK THAT THANG OUT           PA836244   1997 TERRY GARMON             JUSTMIKE MUSIC/PECULIAR
                                                                        PEOPLES MINISTRIES
                                                                        PUBL.                     NAT'L BAPTIST MASS CHOIR     GO
WORK THE WORKS (66.7)         PA885993   1998 STEVEN FORD/RODNEY
                                               HARRIS, SR./MARCUS
                                               HERRING                 JUSTMIKE MUSIC/RODNEY
                                                                        JON HARRIS MUSIC          DALLAS FORT WORTH MASS
                                                                                                   CHOIR                       GO
WORSHIP THE LORD              PA788189   1996 REV. TIMOTHY B. McGHEE   JUSTMIKE MUSIC/WORSHIP
                                                                        SONG MUSIC                CHICAGO MASS CHOIR           GO
WORTHY OF THE PRAISE          PA801048   1996 ERIC THOMAS              JUSTMIKE MUSIC/ERIC
                                                                        THOMAS PUBLISHING         NU CITY MASS CHOIR           GO
WOUNDED FOR ME (P.D. ARR)     PA685648   1994 ALLEN/WIGGINS            JUSTMIKE MUSIC/BRU-NITE/
                                                                        RUSSAX                    ALLEN & ALLEN                GO
WRAPPED UP                    PA836306   1997 PAUL PORTER              JUSTMIKE MUSIC/LUAP
                                                                        RETROP'S MUSIC            CHRISTIANAIRES               GO
WRITTEN BY TIME               PAU2109947      CALVIN B. RHONE          JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING                                       GO
YESTERDAY, TODAY, FOREVER     PA762748   1995 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN RHONE                 GO
YIELD YOURSELF                PA726847   1994 STEPHEN HUFF             JUSTMIKE MUSIC/SCA MUSIC   KIM McFARLAND                GO
YOU ARE MY SONG               PA642084   1994 JOHN MADGETT             JUSTMIKE MUSIC/MADGETT
                                                                        MUSIC                     JOHN MADGETT                 GO
YOU CAN GO HOME               PA642077   1994 J MADGETT/B MASON        JUSTMIKE MUSIC/MADGETT
                                                                        MUSIC/MAY SUN MUSIC       JOHN MADGETT                 GO
YOU CAN MAKE IT               PA642083   1994 J MADGETT/J ROGERS       JUSTMIKE MUSIC/MADGETT
                                                                        MUSIC/B ROGERS PUB        JOHN MADGETT                 GO
YOU DON'T KNOW WHAT THE
 LORD HAS DONE FOR ME         PA784291   1996 arr. ALLEN/WIGGINS       JUSTMIKE MUSIC/BRU-NITE
                                                                        MUSIC/RUSSAX MUSIC        ALLEN & ALLEN                GO
YOU HAVE MY HEART(15%)        PA836302   1997 HAMMOND/RUTHERFORD/
                                               TRENT                   JAMBEAUX/TAMMY B MUSIC/
                                                                        PARAGON MUSIC CORP./SCA
                                                                        MUSIC                     TAMMY TRENT                  CH
YOU LOVE ME                   PA853393   1997 JERAL GRAY/PERCY GRAY    JUSTMIKE MUSIC/SAVED
                                                                        CHILDREN'S MUSIC          CHICAGO MASS CHOIR           GO
YOU MADE IT RIGHT             PA784292   1996 ALLEN/WIGGINS/HENDERSON  JUSTMIKE MUSIC/BRU-NITE
                                                                        MUSIC/RUSSAX MUSIC        ALLEN & ALLEN                GO
YOUR AMAZING GRACE            PA642079   1994 J MADGETT/J ROGERS       JUSTMIKE MUSIC/MADGETT
                                                                        MUSIC/B ROGERS PUB        JOHN MADGETT                 GO
YOUR BODY (50)                PENDING    1997 ANTHONY JENKINS          RAPPEL MUSIC/ANTHONY
                                                                        JENKINS PUBLISHING                                     UB
YOUR LOVE                     PA815455   1996 M. COTTRELL/G. COLLIER   JUSTMIKE MUSIC/COTTRELL/
                                                                        COLLIER                   TOTALLY COMMITTED            GO
YOUR LOVE COMES SHINING
 THROUGH                      PA811774   1996 CALVIN B. RHONE          JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN BERNARD RHONE         GO
YOU'RE MY EVERYTHING          PA730458   1994 BRENDA MOORE             JUSTMIKE MUSIC/
                                                                        BALUTIK'S MUSIC           CHICAGO MASS CHOIR           GO
YOU'RE WITH ME                PA762747   1995 CALVIN RHONE             JUSTMIKE MUSIC/CALVIN
                                                                        RHONE PUBLISHING          CALVIN RHONE                 GO
YOU'VE BEEN BLESSING ME       PA567382   1992 ARVIS STRICKLING-JONES   LIBRIS/BLACK &
                                                                        WHITE IVORY               ARVIS STRICKLING-JONES       GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR COMPOSER                         PUBLISHER              ARTIST                     CODE
------------------------------------------------------------------------------------------------------------------------------------
YOU'VE GOT TO STAND          PA543319   1991 ARVIS STRICKLING-JONES           LIBRIS/BLACK &
                                                                                WHITE IVORY          ARVIS STRICKLING-JONES       GO
YULETIDE PRELUDE             PA774238   1995 ALLEN/WIGGINS                    JUSTMIKE MUSIC/
                                                                                BRU-NITE/RUSSAX      ALLEN & ALLEN                GO
ZAMAR PRAISE (THY NAME BE
  PRAISED REPRISE) (50)      PA885997   1998 STEVEN FORD                      JUSTMIKE MUSIC/
                                                                                POT BELLY MUSIC      DALLAS FORT WORTH MASS CHOIR GO


DETHOM PUBLISHING (SESAC)

     Owned
AFRICAN PRAISE (HOLY, HOLY)  PA445319   1989 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
ALL IS AT REST               PENDING    1997 CHRISTIAN STRIGNANO              DETHOM PUBLISHING                                   CH
ANOINT ME LORD               PENDING    1997 BRIAN CHASE WILLIAMS/TYRONE
                                               GREGG                          RED REWMAR MUSIC                                    GO
BE ENCOURAGED                PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC                                    GO
BE ENCOURAGED - REPRISE      PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC                                    GO
BLUE SKIES                   PA812695   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
BURDEN BEARER                PENDING    1997 DERRICK HANNA                    RED REWMAR MUSIC                                    GO
BY AND BY (IT'S GONNA BE
  ALRIGHT - BEC'S VIBE)      PA821611   1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
BY AND BY (IT'S GONNA BE
  ALRIGHT - CHOIR VIBE)      PA821612   1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
CLOSER TO YOU                PENDING    1997 WILLIAM BECTON/SAM KENDRICK,
                                               JR.                            RED REWMAR MUSIC       WILLIAM BECTON               GO
COME BACK                    PENDING    1998 CHRISTIAN STRIGNANO              DETHOM PUBLISHING                                   CR
COURAGE TO JOURNEY ON        PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
DEEP RIVER                   NOT REC         GLOSTER WILLIAMS                 DETHOM PUBLISHING      ---------------              GO
DELIVERANCE                  PA455314   1989 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
DON'T GIVE UP, HOLD ON       PENDING    1997 GLOSTER WILLIAMS                 RED REWMAR MUSIC                                    GO
DON'T GIVE UP, HOLD ON       PAU1721315 1993 GLOSTER WILLIAMS                 DETHOM PUBLISHING      NOT RECORDED                 GO
DON'T YOU LOSE IT            PA812696   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
FALL AFRESH                  PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
GLAD ABOUT IT                PENDING    1998 MORRIS MINGO                     DETHOM PUBLISHING      SALT OF THE EARTH            GO
GOD IS IN THE HOUSE          PA821614   1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
GOD WILL MAKE A WAY          PENDING    1997 VERONICA FULTON                  RED REWMAR MUSIC                                    GO
GOIN' TO CHURCH              PA883695   1998 KILLORI DOWER                    DETHOM PUBLISHING      GMWA                         GO
GRATEFUL                     PENDING    1997 ISADORE JACKSON                  RED REWMAR MUSIC                                    GO
GUIDE ME O THOU GREAT
  JEHOVAH                    PENDING    1997 GLOSTER WILLIAMS                 RED REWMAR MUSIC                                    GO
HAVE FAITH IN GOD            NOT REC         GLOSTER WILLIAMS                 DETHOM PUBLISHING      ---------------              GO
HEART OF A LOVE SONG         821613     1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
HEAVEN                       PENDING    1997 MICHAEL SCOTT                    RED REWMAR MUSIC                                    GO
HEROS                        PA445317   1989 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
HE'S ABLE                    PA767555   1995 EDWARD TATE                      DETHOM PUBLISHING      LOS ANGELES MASS CHOIR       GO
HE'S GOT HIS EYES ON YOU
  (P.D. ARR)                 PA604807   1993 GLOSTER WILLIAMS                 DETHOM PUBLISHING      JESSY DIXON                  GO
HE'S SWEET, I KNOW           NOT REC         GLOSTER WILLIAMS                 DETHOM PUBLISHING      ---------------              GO
HE'S WORTHY                  PA367093   1988 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
HIS EYE IS ON THE SPARROW
  (P.D. ARR)                 PA603011   1993 GLOSTER WILLIAMS                 DETHOM PUBLISHING      HEAVEN SENT                  GO
HIS EYE IS ON THE SPARROW
  (PD)                       PA478082   1990 GLOSTER WILLIAMS                 LUMINAR MUSIC          HEAVEN SENT                  GO
HOLD ON                      PENDING    1997 KEVIN WILKINS                    RED REWMAR MUSIC                                    GO
HOLD UP THE LIGHT            PA367097   1988 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
HOLY GHOST ABIDE             PENDING    1997 KEVIN WILKINS                    RED REWMAR MUSIC                                    GO
HOLY SPIRIT                  PA367095   1988 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
HOLY SPIRIT                  PA883693   1998 JAY TERRELL                      DETHOM PUBLISHING      GMWA                         GO
I AM ON THE BATTLEFIELD      PA883694   1998 WESLEY MILSAP                    DETHOM PUBLISHING      GMWA                         GO
I CATCH MYSELF/I LET IT GO   PA812693   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
I WILL GIVE THANKS           PA883696   1998 KENNETH HENDERSON                DETHOM PUBLISHING      GMWA                         GO
I WILL SING HALLELUJAH       PA445313   1989 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
I'LL DO YOUR WILL            PA646493   1993 GLOSTER WILLIAMS                 DETHOM PUBLISHING      DONALD MALLOY                GO
IN THE ARMS OF LOVE          PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
IT WILL BE ALRIGHT           PENDING    1997 BRIAN CHASE WILLIAMS             RED REWMAR MUSIC       B. CHASE WILLIAMS & SHABACH  GO
JESUS IS JUST ALRIGHT WITH
  ME (P.D. ARR)              PA641458   1993 GLOSTER WILLIAMS                 DETHOM PUBLISHING      ESTHER SMITH (JC VOL 2)      GO
JESUS LOVES ME               NOT REC         GLOSTER WILLIAMS                 DETHOM PUBLISHING      ---------------              GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR COMPOSER                         PUBLISHER              ARTIST                     CODE
------------------------------------------------------------------------------------------------------------------------------------
JUST BECAUSE                 PENDING    1997 M. YOUNG/LILLIAN E. SMITH/G.
                                               JACKSON                        RED REWMAR MUSIC                                    GO
JUST LIKE YOU                PA812689   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
KEEP ON BLESSING ME          PA570170   1992 GLOSTER WILLIAMS                 DETHOM PUBLISHING      EVELYN TURRENTINE-AGEE       GO
LEAN ON ME                   PA821617   1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
LET JESUS LEAD YOU           PA367098   1988 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
LET ME SHOW YOU (I LOVE
  YOU JESUS)                 PA821619   1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
LET THE HEALING BEGIN        PENDING    1997 WILLIAM BECTON/CHERYL PHILLIPS   RED REWMAR MUSIC       WILLIAM BECTON               GO
LIFT THE SAVIOUR UP          PENDING    1997 BRIAN CHASE WILLIAMS             RED REWMAR MUSIC       B. CHASE WILLIAMS & SHABACH  GO
LOST WORLD, THE              PA812694   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
MAKE YOUR MIND UP            PA640082   1993 GLOSTER WILLIAMS                 DETHOM PUBLISHING      DOUGLAS MILLER               GO
NEVER, NEVER, NEVER          PA812687   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
NO TURNING BACK              PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
NO WAY                       PA367107   1988 GLOSTER WILLIAMS                 LUMINAR MUSIC          THE NEW KING JAMES VERSION   GO
O THE BLOOD                  PA367092   1988 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
OH BLESS THE NAME            PA445315   1989 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
OLD TIME RELIGION (P.D.
  ARR)                       PA598214   1993 GLOSTER WILLIAMS                 DETHOM PUBLISHING      COMMITTED (JC VOL 2)         GO
ONE MORE TIME                PA812690   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
PICK IT UP                   PENDING    1997 GARLAND WALLER                   RED REWMAR MUSIC                                    GO
PRECIOUS MEMORIES            PENDING    1997 BRIAN CHASE WILLIAMS             RED REWMAR MUSIC       B. CHASE WILLIAMS & SHABACH  GO
REDEEMED                     PA367099   1988 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
REJOICE                      PA812-585  1997 BRIAN CHASE WILLIAMS/TYRONE
                                               GREGG                          RED REWMAR MUSIC       B. CHASE WILLIAMS & SHABACH  GO
SANE                         PA812688   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
SHOW ME HOW TO LOVE AGAIN    PA821616   1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
SINCE THE LORD CHANGED MY
  LIFE                       PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
SO HAPPY                     PA821615   1997 WILILAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
STILL IN LOVE WITH YOU       PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
SURE WON'T FORGET            PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
SWEETER THAN HONEY           PA821618   1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
TAKE A TRIP                  PENDING    1997 BRIAN CHASE WILLIAMS/TYRONE
                                               GREGG                          RED REWMAR MUSIC       B. CHASE WILLIAMS & SHABACH  GO
THERE IS NO FAILURE IN GOD   PA445318   1989 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
THESE ARE THE PROMISES       PA445320   1989 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
THIS JOY                     PA367108   1988 WILLIAMS/BADY                    LUMINAR MUSIC          THE NEW KING JAMES VERSION   GO
THIS MATCHLESS LOVE          PA669956   1993 THEODORE MATLOCK                 DETHOM PUBLISHING      EVELYN TURRENTINE-AGEE       GO
THIS MUST BE WHERE WE SAY
  GOODBYE                    PENDING    1997 CHRISTIAN STRIGNANO              DETHOM PUBLISHING
THIS WAY                     PA812692   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
TIL THE END (JAZZ VERSION)   PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
TIL YOU TAKE THE PAIN AWAY   PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
TILL THE END                 PENDING    1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
TRUST IN JESUS               PENDING    1997 MICHAEL SCOTT                    RED REWMAR MUSIC                                    GO
UNFAILING GOD                PENDING    1997 ANTHONY D. HILL                  RED REWMAR MUSIC                                    GO
WE WORSHIP CHRIST            PENDING    1997 BRYANT PHILLIPS                  RED REWMAR MUSIC                                    GO
WHAT WOULD I DO (WITHOUT
  THE LORD)                  PA367094   1988 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
WHITER THAN SNOW (P.D. ARR)  PA641457   1993 GLOSTER WILLIAMS                 DETHOM PUBLISHING      COMMITTED                    GO
WHY NOT NOW                  PA812691   1994 DANN GUNN                        DETHOM PUBLISHING      VELOCIPEDE                   CH
WORKIN' OUT                  PA821620   1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
WORTHY IS THE LAMB           PA821621   1997 WILLIAM BECTON                   RED REWMAR MUSIC       WILLIAM BECTON               GO
YES THERE IS AN ANSWER       PA445316   1989 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
YOU CAN CALL GOD             PA445312   1989 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO
YOUR CHANGE WILL COME        PA367100   1988 DONNIE HARPER                    LUMINAR MUSIC          NEW JERSEY MASS CHOIR        GO

    Co-Owned

AT THE CROSS (PD ARR)        PA572471   1991 GLOSTER WILLIAMS                 LUMINAR/GLOSSIAM       AS ONE                       GO
BOUND FOR MT. ZION (25)      PENDING    1997 ALLISON/BRYCE/GLOSTER WILLIAMS   RED REWMAR MUSIC/
                                                                                GLOSSIAM  MUSIC/
                                                                                EXCELLORIC MUSIC                                  GO


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR COMPOSER                         PUBLISHER              ARTIST                     CODE
------------------------------------------------------------------------------------------------------------------------------------
CALL HIM UP                  PA567403   1992 LAVELLE LACY                     LUMINAR/B-FLAT MUSIC   CHICAGO MASS CHOIR           GO
CAUSE MY JESUS DID (50)      PENDING    1997 THEODORE MATLOCK                 RED REWMAR MUSIC/
                                                                                GLOSSIAM  MUSIC                                   GO
CLOSER (50%)                 NOT REC         GLOSTER WILLIAMS                 DETHOM/MUSIC N' MORE   -------------                GO
COME LET'S WORSHIP (25)      PENDING    1997 K. TAYLOR                        RED REWMAR/GLOSSIAM
                                                                                MUSIC/KATCO MUSIC                                 GO
CROWN ME (50)                PENDING    1997 BRIAN CHASE WILLIAMS             RED REWMAR/SUGAR BEAR
                                                                                PRODOS                                            GO
FOR LOVE ALONE (50)          PENDING    1997 BRIAN CHASE WILLIAMS             RED REWMAR/I JUST
                                                                                PLAY BASS MUSIC                                   GO
GIVE IT TO ME                PA572470   1991 GLOSTER WILLIAMS                 LUMINAR/GLOSSIAM       AS ONE                       GO
GOD CAN DO ANYTHING (50%)    PA3670996  1988 DONNIE HARPER                    LUMINAR/LEIGHARM       NEW JERSEY MASS CHOIR        GO
GOD WILL TAKE CARE OF YOU
  (P.D. ARR)                 PA574474   1991 BATTLE/WILLIAMS                  LUMINAR/GLOSSIAM/
                                                                                PEACE-O-MIND MUSIC   AS ONE                       GO
GOD'S GONNA MAKE IT ALRIGHT
  AFTER AWHILE               PA736396   1994 DONNIE HARPER                    DETHOM/MY DITTY MUSIC  DONALD MALLOY                GO
HE REIGNS (50)               PENDING    1997 BRIAN CHASE WILLIAMS/TRES
                                               GILBERT                        RED REWMAR/I JUST
                                                                                PLAY BASS MUSIC
HE WAS THERE ALL THE TIME
  (37.50)                    PENDING    1997 LEE WOODIE                       RED REWMAR/GLOSSIAM
                                                                                MUSIC/DHERICO MUSIC                               GO
HE WILL ANSWER (50)          PENDING    1997 CHRISTOPHER JOE                  RED REWMAR/CHRISJOE
                                                                                PUBLISHING                                        GO
HE'S EVERYTHING I NEED       PA722181   1994 CARNELL MURRELL                  DETHOM/CARMAC MUSIC    KIM McFARLAND                GO
HIS NAME SHALL ENDURE
  FOREVER                    PA736392   1994 DONNIE HARPER                    DETHOM/MY DITTY MUSIC  DONALD MALLOY                GO
HURRY UP (THE TIME IS
  RIGHT) (25)                PENDING    1997 R. WATSON                        RED REWMAR/GLOSSIAM
                                                                                MUSIC/WATSONG
                                                                                PUBLISHING                                        GO
I NEED THEE (50)             PENDING    1997 GLOSTER WILLIAMS/MARCUS DEVINE   RED REWMAR/GLOSSIAM
                                                                                MUSIC                                             GO
I SHALL NOT BE DEFEATED      PENDING    1994 BROWN/TAYLOR                     DETHOM/JUST A
                                                                                THOUGHT/JOSTE        LOS ANGELES MASS CHOIR       GO
I SURRENDER                  PENDING    1994 CARNELL MURRELL                  DETHOM/CARMAC MUSIC    KIM McFARLAND                GO
IN HIS HANDS                 PA572460   1992 GLOSTER WILLIAMS                 LUMINAR/GLOSSIUM       WAR ON SIN                   GO
IN TIME HE'LL BRING YOU OUT  PA883691   1998 JAMES BIGNON                     DETHOM/BIGNON
                                                                                PUBL. CO.            GMWA                         GO
IT IS WELL WITH MY
  SOUL (50)                  PENDING    1997 ANTHONY D. HILL                  RED REWMAR/JANTINA
                                                                                MUSIC PUBLISHING                                  GO
IT'S GOT TO BE LOVE (50)     PENDING    1997 CHRISTIAN STRIGNANO/WILLIE
                                               WILSON                         DETHOM/SELF PUBLISHED                               CR
JESUS PRECIOUS KING (50)     PENDING    1997 ANTHONY D. HILL                  RED REWMAR/JANTINA
                                                                                MUSIC PUBLISHING                                  GO
JOY COMETH IN THE MORNING    PA760716   1995 ROBERT BAXTER                    DETHOM/DOMIL           DOUGLAS MILLER               GO
LET THE SPIRIT TAKE
  OVER (50)                  PENDING    1997 CHRISTIAN STRIGNANO/DENISE
                                               DAVIS                          DETHOM/LIFE OF THE
                                                                                RECORD MUSIC                                      CR
LIFT HIM UP (100)            PENDING    1997 CHRISTOPHER JOE                  RED REWMAR MUSIC/
                                                                                CHRISJOE PUBLISHING                               GO
LORD, HAVE YOUR WAY          PA640080   1993 ROBERT BAXTER                    DETHOM/DOMIL           DOUGLAS MILLER               GO
LOVE IS COMING BACK FOR ME   PENDING    1998 CHRISTIAN STRIGNANO/tIMOTHY
                                               ERWIN                          DETHOM PUBLISHING/
                                                                                EARTH TO MOTHERSHIP
                                                                                MUSIC                                             GO
MESSAGE TO JESUS -
  REPRISE (50)               PENDING    1997 ANTHONY HILL                     RED REWMAR/JANTINA
                                                                                MUSIC PUBLISHING                                  GO
MESSAGE TO JESUS (50)        PENDING    1997 ANTHONY HILL                     RED REWMAR/JANTINA
                                                                                MUSIC PUBLISHING                                  GO
MY HEART NEVER HAD IT SO
  GOOD (40)                  PENDING    1998 CHRISTIAN STRIGNANO/tIMOTHY
                                               ERWIN
NEVER ALONE (PD ARR)         PA572473   1991 GLOSTER WILLIAMS                 LUMINAR/GLOSSIAM/
                                                                                HERMANDO             AS ONE                       GO
NIGERIAN CHANT (HOLY
  SPIRIT)                    PA736398   1994 DONNIE HARPER                    DETHOM/MY DITTY MUSIC  DONALD MALLOY                GO
NO TURNING BACK (50)         PENDING    1997 GLOSTER WILLIAMS                 RED REWMAR/GLOSSIAM
                                                                                MUSIC                                             GO
NOTHING BUT THE BLOOD (PD
  ARR)                       PA572472   1991 GLOSTER WILLIAMS                 LUMINAR/GLOSSIAM       AS ONE                       GO
NOW & FOREVER (50)           PENDING    1997 GLOSTER WILLIAMS                 RED REWMAR/GLOSSIAM
                                                                                MUSIC                                             GO
OH! (50)                     PENDING    1997 GLOSTER WILLIAMS/M. DEVINE/
                                               KEIR WARD                      RED REWMAR/GLOSSIAM
                                                                                MUSIC                                             GO
ONE MORE SECOND CHANCE (50)  PENDING    1998 CHRISTIAN STRIGNANO/BOB ALAN     DETHOM/JOHN JUAN
                                                                                PUBLISHING                                        CR
OVER YOU ALL OVER AGAIN      PENDING    1997 CHRISTIAN STRIGNANO/TIMOTHY
                                               ERWIN                          DETHOM/EARTH TO
                                                                                MOTHERSHIP                                        CR
PEOPLE GET READY (25)        PENDING    1997 B. FARMER                        RED REWMAR/GLOSSIAM
                                                                                MUSIC/FARMER KING
                                                                                MUSIC                                             GO
REJOICE (50)                 PENDING    1997 B. CHASE WILLIAMS/GREGG TYRONE   RED REWMAR/SUGAR BEAR
                                                                                PRODOS               B. CHASE WILLIAMS & SHABACH  GO
SO CLEAR FROM HERE           PENDING    1997 CHRISTIAN STRIGNANO/DENISE
                                               DAVIS                          DETHOM/LIFE OF THE
                                                                              RECORD MUSIC
THAT'S JUST LIKE JESUS       PA760715   1995 DOUGLAS MILLER                   DETHOM/DOMIL           DOUGLAS MILLER               GO
THINGS WILL WORK OUT         PENDING    1994 JAMES BROWN                      DETHOM/JUST A THOUGHT  LOS ANGELES MASS CHOIR       GO
USE ME LORD                  PA674812   1993 HENDERSON/WILLIAMS               DETHOM/SILENT SPRING
                                                                                MUSIC                COMMITTED                    GO
WALK IN THE LIGHT  (PD)      PA572461   1992 GLOSTER WILLIAMS                 LUMINAR/GLOSSIUM       WAR ON SIN                   GO
WE LOVE AND LEARN (50)       PENDING    1997 CHRISTIAN STRIGNANO/TIMOTHY
                                               ERWIN                          DETHOM/EARTH TO
                                                                                MOTHERSHIP                                        GO
WHAT HE'S DONE FOR ME (50)   PENDING    1997 GLOSTER WILLIAMS                 RED REWMAR/GLOSSIAM
                                                                                MUSIC                                             GO

 JOHN JUAN MUSIC

     Owned

A MEMORY AGO                 PENDING   1997 P. MICHAEL/L. TERRY              JOHN JUAN MUSIC                                      CR
A CERTAIN BLUE               PENDING   1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                      CR
A LITTLE BIT OF LUCK         PENDING   1997 CHRISTIAN STRIGNANO/TIMOTHY
                                              ERWIN                          JOHN JUAN MUSIC                                      CR


                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR COMPOSER                         PUBLISHER              ARTIST                     CODE
------------------------------------------------------------------------------------------------------------------------------------
A PLACE FOR BABY AND ME      PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
A PRICE SO HIGH FOR LOVE     PENDING    1997 CHRISTIAN STRIGNANO/DENISE
                                               DAVIS                          JOHN JUAN MUSIC                                     CR
A SIGN OF THE TIMES          PENDING    1997 DONAHUE/DOLLAGHAN                JOHN JUAN MUSIC                                     CR
AIN'T NOTHING WRONG WITH
  DIXIE                      PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
ALL EXCEPT YOUR KISS         PENDING    1998 BOB ALAN                         JOHN JUAN MUSIC                                     CR
ALMOST AN ANGEL              PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
ANY SENSE AT ALL             PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
BIG BEN                      PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
BIG FALL, THE                PENDING    1997 PATRICK MICHAEL                  JOHN JUAN MUSIC                                     CR
BONNIE AND CLYDE             PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
BOTH SIDES OF GOODBYE        PENDING    1997 BOB ALAN                         JOHN JUAN MUSIC                                     CR
CAN'T GET ENOUGH OF A GOOD
  THING                      PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
CATCH ME ON THE REBOUND      PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
CHANCE TO BE WITH HER        PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
CHRISTMAS IS FORGIVING       PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
COMPLETELY DIFFERENT PEOPLE  PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
CROSS MY LUCKY HEART         PENDING    1997 MICHAEL B. WARE                  JOHN JUAN MUSIC                                     CR
CURRENT AFFAIR               PENDING    1997 DONAHUE/RHODY                    JOHN JUAN MUSIC                                     CR
CUSTOM-MADE                  PA812006   1997 MICHAEL/HARRIS                   JOHN JUAN MUSIC                                     CR
FALLEN FROM GRACE            PENDING    1997 ATKINS/SEIGHMAN                  JOHN JUAN MUSIC                                     CR
FAMILY REUNION               PENDING    1997 STEVE CLARK/JIMMY LAMBERT        JOHN JUAN MUSIC                                     CR
FINER LINE, THE              PENDING    1997 CHRISTIAN STRIGNANO/D. DAVIS/
                                               T. ERWIN                       JOHN JUAN MUSIC                                     CR
FOR A LONG, LONG TIME        PENDING    1997 GREGG SWINT                      JOHN JUAN MUSIC                                     CR
FOR LOVE'S SAKE              PENDING    1997 HARRIS/RHODY                     JOHN JUAN MUSIC                                     CR
FOREVER FROM HERE            PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
GONE FOR GOOD                PENDING    1998 BOB ALAN                         JOHN JUAN MUSIC                                     CR
GROWIN' UP WHISKY            PENDING    1997 JIM SCOTT                        JOHN JUAN MUSIC                                     CR
HE LOVED ME                  PENDING    1997 BOB ALAN                         JOHN JUAN MUSIC                                     CR
HE STILL LOVES ME            PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
I BELIEVE                    PA814401   1997 DONAHUE/BARTLEY                  JOHN JUAN MUSIC                                     CR
I LAY ME DOWN TO SLEEP       PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
I MISS OUR LOVE              PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
I'LL BE HERE                 PENDING    1998 BOB ALAN                         JOHN JUAN MUSIC                                     CR
I'M OVER MISSING YOU         PENDING    1997 M. B. WARE/J. HARRIS             JOHN JUAN MUSIC                                     CR
IN LOVE                      PENDING    1998 BOB ALAN                         JOHN JUAN MUSIC                                     CR
IN THE COUNTRY               PENDING    1997 LEHMBERG/DONAHUE                 JOHN JUAN MUSIC                                     CR
IT ALL ADDS UP               PENDING    1997 DONAHUE/RHODY/DOLLAGHAN          JOHN JUAN MUSIC                                     CR
IT HURTS                     PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
IT IS THE END OF THE
  BEGINNING                  PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
IT'S A DIFFERENT WORLD       PENDING    1997 RHODY/DONAHUE                    JOHN JUAN MUSIC                                     CR
IT'S ABOUT ME                PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
IT'S HERE SOMEWHERE          PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
JUST BECAUSE YOU DIDN'T
  ANSWER                     PENDING    1998 THOM BISHOP                      JOHN JUAN MUSIC                                     CR
LEAVE WELL ENOUGH ALONE      PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
LEAVE YOUR HEART AT THE
  DOOR                       PENDING    1997 DONAHUE/WALDEN                   JOHN JUAN MUSIC                                     CR
LET IT GO                    PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
LINE, THE                    PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
LIVIN' FOR THE WEEKEND       PENDING    1997 RHODY/DONAHUE                    JOHN JUAN MUSIC                                     CR
LOVE AND LEARN               PENDING    1997 MICHAEL B. WARE                  JOHN JUAN MUSIC                                     CR
LOVE ARRIVES                 PENDING    1997 BOB ALAN                         JOHN JUAN MUSIC                                     CR
LOVE DID IT                  PENDING    1997 HARRIS/MICHAEL                   JOHN JUAN MUSIC                                     CR
LOVE FINDS A WAY             PENDING    1998 BOB ALAN                         JOHN JUAN MUSIC                                     CR
LOVE HER OR LEAVE HER ALONE  PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
LOVE TRAIN                   PENDING    1997 RHODY/ADELAIDA GARZA             JOHN JUAN MUSIC                                     CR
LOVIN' YOU, LOVIN' ME,
  LOVIN' YOU                 PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
ME LOVING YOU                PENDING    1997 MICHAEL/WELLS                    JOHN JUAN MUSIC                                     CR


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                           PLATINUM ENTERTAINMENT
                                  SONG FILE


       TITLE                     C #    YEAR COMPOSER                         PUBLISHER              ARTIST                     CODE
------------------------------------------------------------------------------------------------------------------------------------
MINE THIS TIME               PENDING    1997 MICHAEL WARE/JODY HARRIS         JOHN JUAN MUSIC                                     CR
MONEY TRAIL                  PENDING    1997 MICHAEL/DONAHUE                  JOHN JUAN MUSIC                                     CR
MORE OF IT                   PENDING    1997 MICHAEL/HARRIS                   JOHN JUAN MUSIC                                     CR
MY ONLY ANGEL                PENDING    1997 MICHAEL/TERRY                    JOHN JUAN MUSIC                                     CR
NEIGHBORHOOD WATCH           PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
NOTHIN' BUT YOU              PENDING    1997 HARRIS                           JOHN JUAN MUSIC                                     CR
NOTHING COMPARES TO YOU      PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
NOW'S YOUR CHANCE            PENDING    1997 ADELAIDA GARZA/HARRIS            JOHN JUAN MUSIC                                     CR
OLD STOMPING GROUND          PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
ONE MINUTE OF LOVIN' HER     PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
ONE SMALL WORLD              PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
ONE-SIDED DREAM              PENDING    1998 MICHAEL WARE/THOM BISHOP         JOHN JUAN MUSIC                                     GO
ONWARD                       PENDING    1997 CHRISTIAN STRIGNANO              JOHN JUAN MUSIC                                     CR
OUTRUN THE RAIN              PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
OVER YOU AS I'LL EVER GET    PENDING    1997 STEVE CLARK/JIM MCKNIGHT         JOHN JUAN MUSIC                                     CR
PICTURE IT NOW               PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
PURPLE HEART                 PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
REMEMBER HER NAME            PENDING    1997 JIM SCOTT                        JOHN JUAN MUSIC                                     CR
RESCUE MY HEART              PENDING    1997 CHRISTIAN STRIGNANO/TIMOTHY
                                               ERWIN                          JOHN JUAN MUSIC                                     CR
ROLLIN' DOWN THE HIGHWAY     PENDING    1997 JIM SCOTT                        JOHN JUAN MUSIC                                     CR
SAME OLD ROAD                PENDING    1997 BOB ALAN                         JOHN JUAN MUSIC                                     CR
SHE'S GOT A DREAM            PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
SHE'S STRONGER THAN I AM     PENDING    1997 MICHAEL B. WARE                  JOHN JUAN MUSIC                                     CR
SMOKE AND ASH                PENDING    1997 NANCY LEE BAXTER                 JOHN JUAN MUSIC                                     CR
SOMETIME TONIGHT             PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
STILL BE MISSING YOU         PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
STRAIGHT OUT OF MY HEART     PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
TAKE ME                      PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
TELL ME YOU LOVE ME          PENDING    1997 DONAHUE                          JOHN JUAN MUSIC                                     CR
THANK YOU FOR LOVING ME      PENDING    1997 DONAHUE/DOLLAGHAN                JOHN JUAN MUSIC                                     CR
THIS AIN'T NO PLACE FOR
  LOVE TO BE                 PENDING    1997 MICHAEL WARE/JODY HARRIS         JOHN JUAN MUSIC                                     CR
THIS IMAGE OF YOU            PENDING    1997 RHODY/LEHMBERG                   JOHN JUAN MUSIC                                     CR
THREE LITTLE WORDS TOO LATE  PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
TIL MERCEDES MAKES A PICKUP
  TRUCK                      PENDING    1997 JODY HARRIS/BOB ALAN             JOHN JUAN MUSIC                                     CR
TIME                         PENDING    1998 BOB ALAN                         JOHN JUAN MUSIC                                     CR
TIRED OF CHASIN' RAINBOWS    PENDING    1997 LEHMBERG/DONAHUE                 JOHN JUAN MUSIC                                     CR
TOMORROW TONIGHT             PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
TOO FAR GONE                 PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
TOO FAST                     PENDING    1997 JIM SCOTT                        JOHN JUAN MUSIC                                     CR
TROUBLE WITH SIGNS           PENDING    1997 JIM SCOTT                        JOHN JUAN MUSIC                                     CR
WE TALK ABOUT YOU            PENDING    1997 BOB ALAN/RON KIAKIS              JOHN JUAN MUSIC                                     CR
WE'VE GOT SOME
  HONKYTONKIN' TO DO         PENDING    1997 HARRIS                           JOHN JUAN MUSIC                                     CR
WHAT GOOD IS A HEART         PENDING    1997 JIM SCOTT                        JOHN JUAN MUSIC                                     CR
WHAT YOU KNOW NOW            PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
WHAT YOUR LIPS WON'T SAY     PENDING    1997 BOB ALAN                         JOHN JUAN MUSIC                                     CR
WHAT'S THE MATTER WITH YOU
  AND ME                     PENDING    1997 DON ELLIS                        JOHN JUAN MUSIC                                     CR
WHEN PUSH COMES TO SHOVE     PENDING    1997 DONAHUE/HARRIS                   JOHN JUAN MUSIC                                     CR
WHOLE LOT OF YOU IN ME       PENDING    1997 MARTY BROWN                      JOHN JUAN MUSIC                                     CR
WILL YOU LOVE ME             PENDING    1997 BOB ALAN                         JOHN JUAN MUSIC                                     CR
WINGS OF FAITH               PENDING    1997 CHRISTIAN STRIGNANO/DENISE
                                               DAVIS                          JOHN JUAN MUSIC                                     CR
WONDER OF LOVE               PENDING    1998 BOB ALAN                         JOHN JUAN MUSIC                                     CR
YOU ON MY OWN                PENDING    1997 CHRISTIAN STRIGNANO/DENISE
                                               DAVIS                          JOHN JUAN MUSIC                                     CR
YOUR HEART BELONGS TO
  SOMEONE ELSE               PENDING    1997 MICHAEL WARE                     JOHN JUAN MUSIC                                     CR
YOU'RE NOT ALONE             PENDING    1997 CHRISTIAN STRIGNANO              JOHN JUAN MUSIC                                     CR


   Co-Owned




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                                                    PLATINUM ENTERTAINMENT
                                                          SONG FILE



       TITLE                     C #      YEAR      COMPOSER                         PUBLISHER           ARTIST               CODE
----------------------------------------------------------------------------------------------------------------------------------
WE HAD IT ALL                  PENDING    1997     JERRY LASETER/
                                                    KARI K. PHILIPS     JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/API MUSIC       CR
NOT TONIGHT                    PENDING    1997     JERRY LASETER/
                                                    M. VICKERY          JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/UNKNOWN         CR
(ONE TIME, ONE PLACE) IN
   NEW ORLEANS(66.6)           PENDING    1997     GARZA/GARZA/RECTOR   JOHN JUAN MUSIC                                       CR
(SINCE I FOUND HER)
   I'VE LOST IT(50)            PENDING    1997     HARRIS/PRINCE        JOHN JUAN MUSIC                                       CR
A BETTER LIFE (50)             PENDING    1998     MICHAEL WARE/
                                                    ERIC STOK           JOHN JUAN MUSIC/???                                   CR
A CARDBOARD BOX (50)           PENDING    1997     DANNY WELLS/
                                                    BOB ALAN            JOHN JUAN MUSIC/???                                   CR
A HARD PILL TO SWALLOW(33.3)   PENDING    1997     J. HARRIS/D. RAY/
                                                    R. WIMBERLY         JOHN JUAN MUSIC                                       CR
A HUNDRED THOUSAND TIMES
  BEFORE (50)                  PENDING    1997     DANNY WELLS/
                                                    MONICA STILES       JOHN JUAN MUSIC/DIFFTUNES/SONGWRITER'S INK/MODAR      CR
A LITTLE BIT MORE THAN
  I NEEDED TO KNOW (16.65)     PENDING    1997     J. LASETER/
                                                    K. K. PHILLIPS/
                                                    D. STEWART          JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/TEXAS WEDGE/
                                                                          FULL KEEL/KERRY KURT MUSIC                          CR
A LITTLE TRAVELLIN' MUSIC (70) PENDING    1998     BOB ALAN/
                                                    BARRY WALSH/
                                                    LAURA VIDA          JOHN JUAN MUSIC/BARRY WALSH MUSIC/WILDERNESS MUSIC    CR
A LONG WAY FROM LOVE (50)      PENDING    1997     DANNY WELLS/
                                                    MONICA STILES       JOHN JUAN MUSIC/DIFFTUNES/SONGWRITER'S INK/MODAR      CR
A ROOM GONE BLUE (50)          PENDING    1997     BOB ALAN/
                                                    CHARLIE KELLY       JOHN JUAN MUSIC/FROLIG/PALMER                         CR
A WORLD WITHOUT YOU (50)       PENDING    1997     BOB ALANKENNY BEARD  JOHN JUAN MUSIC/NEW CLARION MUSIC                     CR
AFTER ALL(50)                  PENDING    1997     GREGG SWINT/
                                                    DOUG GILL           JOHN JUAN MUSIC                                       CR
AIN'T BEEN THERE (16.6)        PENDING    1997     JERRY LASETER/
                                                    EARL CLARK/
                                                    J. JACKSON          JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/O TEX MUSIC/
                                                                          ACUFF-ROSE MUSIC                                    CR
AIN'T THAT LIKE LOVE(50)       PENDING    1997     WELLS/DAVIS          JOHN JUAN MUSIC                                       CR
ALL BREAKS DOWN (50)           PENDING    1997     RONNA REEVES/
                                                    JERRY DALE MCFADDEN JOHN JUAN MUSIC/MONK FAMILY MUSIC                     CR
ALL FOR THE LOVE OF
  ONE GIRL (33.3)              PENDING    1997     JODY HARRIS/
                                                    JOHN RAMEY/
                                                    BOBBY TAYLOR        JOHN JUAN MUSIC/SIXTEEN STARS MUSIC/SIXTEEN STARS     CR
ALL I CAN DO  (50)             PENDING    1998     THOM BISHOP/
                                                     BILLY PANDA        JOHN JUAN MUSIC/BODARK                                CR
ALL I WANNA BE (50)            PENDING    1997     BOB ALLEN/
                                                    CHRISTI DANNEMILLER JOHN JUAN MUSIC/RED DRUM MUSIC                        CR
ALL IN THE NAME OF LOVE (50)   PENDING    1998     BOB ALAN/
                                                    LARRY COPLIN        JOHN JUAN MUSIC/PENDING                               GO
ALL SHE NEEDED(50)             PENDING    1997     DANNY WELLS/
                                                    JOHN SHARP          JOHN JUAN MUSIC                                       CR
ALL YOU'VE GOTTA BE (50)       PENDING    1997     BOB ALAN/
                                                    LINDY GRAVELLE      JOHN JUAN MUSIC/                                      CR
ALONE FOR THE RIDE(33.3)       PENDING    1997     MICHAEL/PRATHER/
                                                    WIMBERLY            JOHN JUAN MUSIC                                       CR
AND THEN SOME (66.6)           PENDING    1997     HARRIS/WARE/RAMEY    JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                   CR
ANY EYES BUT MINE (50)         PENDING    1998     THOM BISHOP/
                                                    BILLY PANDA         JOHN JUAN MUSIC/BODARK                                CR
ANYTHNIG GOES WHEN
  EVERYTHING'S GONE (50)       PENDING    1998     JODY HARRIS/
                                                    JOHN RAMEY          JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                   CR
AS FAR AS MY HEART'S
  EVER BEEN(50)                PENDING    1997     DANNY WELLS/
                                                    JOHN SHARP          JOHN JUAN MUSIC                                       CR
BABY DON'T GO THERE (70)       PENDING    1998     BOB SIMON/
                                                    LAURA VIDA          JOHN JUAN MUSIC/KNOX MUSIC/WILDERNESS MUSIC           CR
BAD ONE, THE(50)               PENDING    1997     LARRY BARTLEY        JOHN JUAN MUSIC                                       CR
BAG OF CHIPS (50)              PENDING    1997     JERRY LASETER/
                                                    KERRY KURT PHILLIPS JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC                 CR
BALLGAME IN THE SKY (33.3)     PENDING    1997     BOB SIMON/
                                                    JANE MARIASH/
                                                    JIM HURT            JOHN JUAN MUSIC/KNOX MUSIC                            CR
BARKIN' UP THE WRONG
  TREE(66.6)                   PENDING    1997     HARRIS/DONAHUE/
                                                    SEIGHMAN            JOHN JUAN MUSIC                                       CR
BEHIND THE GLASS(50)           PENDING    1997     DONAHUE/SEIGHMAN     JOHN JUAN MUSIC                                       CR
BELIEVE (50)                   PENDING    1997     DANNY WELLS/
                                                    BOB ALAN            JOHN JUAN MUSIC/???                                   CR
BEND IN THE RIVER (50)         PENDING    1998     THOM BISHOP/
                                                    BILLY PANDA         JOHN JUAN MUSIC/BODARK                                CR
BETTER CATCH THIS GIRL (45)    PENDING    1997     LAURA VIDA/
                                                    JIM PEMBERTON       JOHN JUAN MUSIC/WILDERNESS MUSIC/FAT SAM MUSIC        CR
BETWEEN A WOMAN AND A MAN (50) PENDING    1997     BOB ALLAN/
                                                    TOMMY LEE JAMES     JOHN JUAN MUSIC/STILL WORKING MUSIC                   CR
BLAME IT ON EL NINO (50)       PENDING    1998     JODY HARRIS/
                                                    MICHAEL HUFFMAN     JOHN JUAN MUSIC/DIXIE STARS MUSIC
BLINDSIDED BY LOVE (45)        PENDING    1997     LAURA VIDA/
                                                    S. MCCLINTOCK       JOHN JUAN MUSIC/WILDERNESS MUSIC/MCJAMES MUSIC        CR
BLUE ROSES(33.3)               PENDING    1997     HARRIS/PRATHER/
                                                    WIMBERLY            JOHN JUAN MUSIC                                       CR
BLUE WATER ROAD(33.3)          PENDING    1997     WELLS/OGLESBY/
                                                    PRESTWOOD           JOHN JUAN MUSIC                                       CR
BRAND NEW DAY(50)              PENDING    1997     ALAN RHODY/
                                                    DAVID MALLETT       JOHN JUAN MUSIC                                       CR
BUSINESS OF LOVE (33.3)        PENDING    1997     DON ELLIS            JOHN JUAN MUSIC                                       CR
CAN YOU DANCE THE DANCE (50)   PENDING    1997     MARTY BROWN/
                                                    LIZA JANE           JOHN JUAN MUSIC                                       CR
CAN'T BELIEVE ALL YOU
  FEEL (50)                    PENDING    1997     JODY HARRIS/
                                                    PHIL JONES          JOHN JUAN MUSIC/NO PUBLISHING                         CR
CAN'T KEEP A COWBOY FROM
  HIS RODEO(66.6)              PENDING    1997     CLARK/GARZA/GARZA    JOHN JUAN MUSIC                                       CR
CAN'T YOU HEAR MY
  HEART (33.3)                 PENDING    1997     HARRIS/DOBBINS/
                                                    RAMEY               JOHN JUAN MUSIC/DIXIE STARS MUSIC/SIXTEEN STARS MUSIC CR
CASANOVA COWBOY(66.6)          PENDING    1997     DONAHUE/MICHAEL/
                                                    SEIGHMAN            JOHN JUAN MUSIC                                       CR
CHAIN OF PAIN (45)             PENDING    1997     LAURA VIDA/
                                                    DANNY POTTER        JOHN JUAN MUSIC/WILDERNESS/SELF PUBLISHED             CR
CHAMPAGNE DREAMS ON A BEER
  BUDGET (50)                  PENDING    1997     BOB SIMON/
                                                    JIM ALLISON/
                                                    JEFF RAYMOND        JOHN JUAN MUSIC/KNOX MUSIC                            CR
CHECK YES OR NO(50)            PENDING    1997     DANNY WELLS/
                                                    DANA OGLESBY        JOHN JUAN MUSIC                                       CR
CHIPS (25)                     PENDING    1997     JERRY LASETER/
                                                    KARI K. PHILIPS     JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/API MUSIC       CR
CHRISTMAS WITHOUT HOLLY (50)   PENDING    1997     PATRICK M. LEHMBERG/
                                                    LUANNA TERRY        JOHN JUAN MUSIC/SELF-PUB                              CR
CLOSER(50)                     PENDING    1997     DANNY WELLS/
                                                    CRAIG WISEMAN       JOHN JUAN MUSIC                                       CR
COLOR ME COUNTRY(50)           PENDING    1997     PATRICK MICHAEL/
                                                    BILL SEIGHMAN       JOHN JUAN MUSIC                                       CR
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                                                    PLATINUM ENTERTAINMENT
                                                          SONG FILE



       TITLE                     C #      YEAR      COMPOSER                         PUBLISHER           ARTIST               CODE
----------------------------------------------------------------------------------------------------------------------------------
COME FIRST LIGHT(50)           PENDING    1997      ALAN RHODY/
                                                     CHARLIE BLACK      JOHN JUAN MUSIC                                       CR
COME TO ME (33.3)              PENDING    1997     JODY HARRIS/
                                                    ALAN LANEY/
                                                     BOBBY TAYLOR       JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                   CR
COMPLETELY (50)                PENDING    1997     JODY HARRIS/
                                                    PATRICK MICHAEL     JOHN JUAN MUSIC                                       CR
COUNTRY AIN'T AS COUNTRY (50)  PENDING    1997     BOB ALAN/BOB WALSH   JOHN JUAN MUSIC/BARRY WALSH MUSIC                     CR
COWBOY CADILLAC(50)            PENDING    1997     DANNY WELLS/
                                                    CRAIG WISEMAN       JOHN JUAN MUSIC                                       CR
DADDY'S BACK POCKET(25)        PENDING    1997     ALAN RHODY/
                                                    BOBBY TAYLOR        JOHN JUAN MUSIC                                       CR
DANGEROUS WAY TO LOVE (95)     PENDING    1997     LAURA VIDA/
                                                    MICHAEL WARE        JOHN JUAN MUSIC/WILDERNESS MUSIC                      CR
DESPERATE MEASURES(50)         PENDING    1997     GREGG SWINT/
                                                    CHUCK JONES         JOHN JUAN MUSIC                                       CR
DIRT ROAD(50)                  PENDING    1997     JODY HARRIS/
                                                    FRANK JEFFUS        JOHN JUAN MUSIC                                       CR
DO I REMEMBER YOU(66.6)        PENDING    1997     KOSTAS/ATKINS/
                                                    SEIGHMAN            JOHN JUAN MUSIC                                       CR
DO YOU  (50)                   PENDING    1997     DANNY WELLS/
                                                    KARL HASTEN         JOHN JUAN MUSIC/???                                   CR
DO YOU HELP HER MAKE
  THE BED (50)                 PENDING    1997     MARTY BROWN/
                                                    LIZA JANE           JOHN JUAN MUSIC                                       CR
DOLL HOUSE (50)                PENDING    1998     THOM BISHOP/
                                                    BILLY PANDA         JOHN JUAN MUSIC/BODARK MUSIC                          CR
DON'T TELL A DREAMER (50)      PENDING    1997     DANNY WELLS/
                                                    KARL HASTEN         JOHN JUAN MUSIC/???                                   CR
DREAMIN' AS CLOSE AS I CAN
  GET TO YOU(50)               PENDING    1997     A. GARZA/R. RECTOR   JOHN JUAN MUSIC                                       CR
DREAMS CRASHIN' DOWN(50)       PENDING    1997     D. WELLS/J. SHARP    JOHN JUAN MUSIC                                       CR
EDEN ROC MOTEL(33.3)           PENDING    1997     DONAHUE/SEIGHMAN/
                                                    WIMBERLY            JOHN JUAN MUSIC                                       CR
EMMALINE (16.67)               PENDING    1998     RICK WILLIAMSON/
                                                    MICHALE HUFFMAN/
                                                    ALAN LANEY          JOHN JUAN MUSIC/BEAN BAG MUSIC/DIXIE STARS/
                                                                          HUFF-STUFF/SIXTEEN STARS MUSIC                      CR
END OF ME, THE(33.3)           PENDING    1997     OGLESBY/CLARK/WELLS  JOHN JUAN MUSIC                                       CR
FALLIN' TILL I LET YOU
  GO (50)                      PENDING    1997     STEVE CLARK/
                                                    LUKE REED           JOHN JUAN MUSIC/CARNEVAL MUSIC                        CR
FALLING FOR YOU (95)           PENDING    1997     BOB ALAN/LAURA VIDA  JOHN JUAN MUSIC/WILDERNESS MUSIC                      CR
FAR CRY FROM OVER YOU (33.3)   PENDING    1997     JODY HARRIS/
                                                    JOHN RAMEY/
                                                    STEPHANIE ROSE      JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                   CR
FEEL IT NOW (33.3)             PENDING    1997     BOB ALAN/
                                                    DEBRA BARSHA/
                                                    PATTI AUSTIN        JOHN JUAN MUSIC/MIND OVER MUSIC/YIPPITY YIPPITY MUSIC CR
FINISHING TOUCH (50)           PA860077   1997     JODY HARRIS/
                                                    KEN MCGOVERN        JOHN JUAN MUSIC/SACK FULL OF SONGS                    CR
FIRES OF HOME (90)             PENDING    1997     CHRISTIAN STRIGNANO/
                                                    E. MIHAILOV         JOHN JUAN MUSIC/GRAN CORTEO MUSIC                     CR
FOR OLD TIMES SAKE (50)        PENDING    1997     JODY HARRIS/
                                                    MIKE PYLE/
                                                    DON PFRIMMER        JOHN JUAN MUSIC/AMR/PRIDE MUSIC                       CR
FOR THE LONG HAUL(33.3)        PENDING    1997     DONAHUE/SEIGHMAN/
                                                    WIMBERLY            JOHN JUAN MUSIC                                       CR
FOR THE REST OF MY
  LOVE (33.3)                  PENDING    1997     DANNY WELLS/
                                                    MARTY RUSHING       JOHN JUAN MUSIC/???                                   CR
FOREVER IS SO
  MISUNDERSTOOD (33.3)         PENDING    1997     HARRIS/KEES/HUFFMAN  JOHN JUAN MUSIC/ACUFF-ROSE MUSIC/DIXIE STARS MUSIC    CR
FROM THE HEART (50)            PENDING    1998     MICHAEL WARE/
                                                    KRISTY DECK         JOHN JUAN MUSIC/???                                   CR
FROM THIS MOMENT ON (33.3)     PENDING    1997     HARRIS/KEES/HUFFMAN  JOHN JUAN MUSIC/ACUFF-ROSE MUSIC/DIXIE STARS MUSIC    CR
FULL MOON FOOL(50)             PENDING    1997     J. HARRIS/J. HUNTER  JOHN JUAN MUSIC                                       CR
FUNNY YOU SHOULD ASK (50)      PENDING    1998     THOM BISHOP/
                                                    BILLY PANDA         JOHN JUAN MUSIC/BODARK                                CR
GETTIN' THROUGH THE
  HEARTACHE (33.33)            PENDING    1998     JODY HARRIS/
                                                    MICHAEL WARE/
                                                    MIKE PYLE           JOHN JUAN MUSIC/BMG SONGS, INC.                       CR
GIVE IT A PUSH(50)             PENDING    1997     A. RHODY/K. WALLACE/ JOHN JUAN MUSIC                                       CR
GIVE ME A BREAK (45)           PENDING    1997     LAURA VIDA/
                                                    DWAYNA LITZ         JOHN JUAN MUSIC/WILDERNESS/SQUARE SOUTH MUSIC         CR
GOING STRONG (33.3)            PENDING    1997     JODY HARRIS/
                                                    B. TAYLOR/J. RAMEY  JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                   CR
GONNA SUE MYSELF(50)           PENDING    1997     DONAHUE/RHODY        JOHN JUAN MUSIC                                       CR
GOOD NEWS/BAD NEWS (50)        PENDING    1997     JERRY LASETER/
                                                    BUDDY BROCK         JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/
                                                                          ACUFF-ROSE MUSIC                                    CR
GOOD 'OL BOY THAT LOVES
  STOCK CARS(33.3)             PENDING    1997     CLARK/WELLS/LAMBERT  JOHN JUAN MUSIC                                       CR
GOODBYE (50)                   PENDING    1997     PATRICK M. LEHMBERG/
                                                    BOB ALAN            JOHN JUAN MUSIC                                       CR
GOODBYE, GOODBYE (50)          PENDING    1997     MARTY BROWN/
                                                    ROGER LAVOIE        JOHN JUAN MUSIC/LAVOIE PUB.                           CR
GOTTA GET IT WHILE THE
  GETTIN'S GOOD (50)           PENDING    1997     BOB SIMON/
                                                    DOUG GILMORE        JOHN JUAN MUSIC/KNOX MUSIC                            CR
GUESS WHO MOVED (16.67)        PENDING    1998     RICK WILLIAMSON/
                                                    ANTHONY SMITH/
                                                    ALAN LANEY          JOHN JUAN MUSIC/BEAN BAG MUSIC/SIXTEEN STARS MUSIC    CR
HARLEY ON THE HIGHWAY          PENDING    1998     RICK WILLIAMSON/
                                                    IAN FERGUSON        JOHN JUAN MUSIC/BEAN BAG MUSIC/SIXTEEN STARS MUSIC    CR
HAVE LOVE WILL TRAVEL(50)      PENDING    1997     SWINT/JONES          JOHN JUAN MUSIC                                       CR
HE DRANK HER OUT OF HIS
  LIFE (45)                    PENDING    1997     LAURA VIDA/
                                                    JIM PEMBERTON       JOHN JUAN MUSIC/WILDERNESS MUSIC/ FAT SAM MUSIC       CR
HEART ON HOLD (50)             PENDING    1997     DON ELLIS            JOHN JUAN MUSIC                                       CR
HEARTS WERE MADE TO BE
  BROKEN(25)                   PENDING    1997     BARTLEY/ROBKOFF      JOHN JUAN MUSIC                                       CR
HEAVEN ENOUGH FOR ME (50)      PENDING    1997     DANNY WELLS/
                                                    CRAIG WISEMAN       JOHN JUAN MUSIC/ALMO  MUSIC CORP./DADDY RABBIT MUSIC  CR
HEAVEN IN YOUR EYES
  TONIGHT (50)                 PENDING    1997     BOB ALAN/
                                                    TOMMY LEE JAMES     JOHN JUAN MUSIC/STILL WORKING MUSIC                   CR
HER AND THE SUNSET KID(50)     PENDING    1997     A. RHODY/B. TAYLOR   JOHN JUAN MUSIC                                       CR
HERE GOES NOTHING (50)         PENDING    1998     MICHAEL B. WARE/
                                                    CLIFF GARROW        JOHN JUAN MUSIC/SELF-PUB                              CR
HERE YOU ARE                   PENDING    1997     BOB ALAN/
                                                    B. J. WILLIAMS      JOHN JUAN MUSIC/PENDING                               CR
HERE'S THE DEAL (50)           863862     1997     JODY HARRIS/
                                                    BOBBY TAYLOR        JOHN JUAN MUSIC                                       CR
HILL BEHIND THE HOUSE,
  THE (16.67)                  PENDING    1997     BOB SIMON/
                                                    STEVE CLARK/
                                                    JIMMY LAMBERT       JOHN JUAN MUSIC/KNOX MUSIC/VICTORIA KAY MUSIC         CR

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                                                          SONG FILE

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

       TITLE                     C #      YEAR      COMPOSER                         PUBLISHER           ARTIST               CODE
----------------------------------------------------------------------------------------------------------------------------------
HIS FAVORITE THING TO DO (50)  PENDING    1998      MENTOR WILLIAMS/
                                                     DENISE DRAPER      JOHN JUAN MUSIC/VICTORIA KAY MUSIC                    CR
HOLDIN' ON WITH ALL MY
  HEART (50)                   PENDING    1997     JODY HARRIS/
                                                    SHARA JOHNSON       JOHN JUAN MUSIC/TO THE MOON /TREE                     CR
HOME MOVIES(33.3)              PENDING    1997     WELLS/HOOD/HASTEN    JOHN JUAN MUSIC                                       CR
HOMEMADE LOVE (50)             PENDING    1997     MARTY BROWN/
                                                    STEVE CLARK         JOHN JUAN MUSIC                                       CR
HONKY TONK PARADISE (16.67)    PENDING    1998     RICK WILLIAMSON/
                                                    MIKE HUFFMAN/
                                                    BRAD MARTIN         JOHN JUAN MUSIC/BEAN BAG MUSIC/DIXIE STARS MUSIC/
                                                                         HUFF-STUFF MUSIC/BLAKE MEVIS/JOE CARTER              CR
HOW COULD I (33.3)             PENDING    1997     PATRICK M. LEHMBERG/
                                                    DEPSY/MILLS         JOHN JUAN MUSIC                                       CR
HOW COULD I KNOW(50)           PENDING    1997     DONAHUE/SEIGHMAN     JOHN JUAN MUSIC                                       CR
HOW DO I TELL YOU NOW (50)     PENDING    1997     JODY HARRIS/
                                                    BOBBY TAYLOR        JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                   CR
HOW FAR CAN ONE MAN FALL (50)  PENDING    1998     THOM BISHOP/
                                                    BILLY PANDA         JOHN JUAN MUSIC/BODARK                                CR
HOW'S YOUR HEART (45)          PENDING    1997     VIDA/DANNY POTTER    JOHN JUAN MUSIC/WILDERNESS/SELF PUBLISHED             CR
I CAN'T LOVE YOU THAT
  MUCH (45)                    PENDING    1997     LAURA VIDA/
                                                    DWAYNA LITZ         JOHN JUAN MUSIC/WILDERNESS/SQUARE SOUTH MUSIC         CR
I CAN'T STAND LONELY           PENDING    1997     PATRICK M. LEHMBERG/
                                                    SPADY BRANNAN       JOHN JUAN MUSIC/SPADY MUSIC/MAGNOLIA HILL             CR
I COULDN'T FALL IN LOVE
  TONIGHT (50)                 PENDING    1997     JODY HARRIS/
                                                    ERIC DAVIS          JOHN JUAN MUSIC/NO PUBLISHING                         CR
I CRIED (100)                  PENDING    1997     DON ELLIS            JOHN JUAN MUSIC                                       CR
I DIDN'T WANNA LOVE YOU (45)   PENDING    1997     LAURA VIDA/
                                                    RHONDA HART         JOHN JUAN MUSIC/WILDERNESS MUSIC                      CR
I DON'T DO LONELY(50)          PENDING    1997     A. RHODY/R. BOURKE   JOHN JUAN MUSIC                                       CR
I DON'T WANNA MISS YOU
  LIKE THIS (45)               PENDING    1998     LAURA VIDA/
                                                    GLEN ALLEN          JOHN JUAN MUSIC/WILDERNESS MUSIC                      CR
I HAVE YET TO SEE THE
  LIGHT(25)                    PENDING    1997     A. RHODY/R. BOURKE   JOHN JUAN MUSIC                                       CR
I KEEP ON REACHING (25)        PENDING    1998     BOB SIMON/
                                                    ANNE REEVES         JOHN JUAN MUSIC/KNOX MUSIC                            CR
I KNOW WHERE YOU'RE COMIN'
  FROM(66.6)                   PENDING    1997     DONAHUE/LEHMBERG/
                                                    WIMBERLY            JOHN JUAN MUSIC                                       CR
I LET YOU HURT ME (45)         PENDING    1997     VIDA/JAN BUCKINGHAM  JOHN JUAN MUSIC/WILDERNESS MUSIC/WARNER CHAPPELL      CR
I LIKE TO DRIVE(25)            PENDING    1997     A. RHODY/B. TAYLOR   JOHN JUAN MUSIC                                       CR
I MADE A WISH(33.3)            PENDING    1997     HARRIS/LASSITER/
                                                    VICORIZ             JOHN JUAN MUSIC                                       CR
I WANT TO BE THE
  REASON(33.3)                 PENDING    1997     DONAHUE/SEIGHMAN/
                                                    LYNN                JOHN JUAN MUSIC                                       CR
IF HEAVEN DON'T HAVE A
  DANCEFLOOR(50)               PENDING    1997     WELLS/LAND           JOHN JUAN MUSIC                                       CR
IF LOVE (50)                   PENDING    1997     BOB ALAN/
                                                    TOMMY LEE JAMES     JOHN JUAN MUSIC/STILL WORKING MUSIC                   CR
IF LOVE HAD A HEART (33.3)     PENDING    1997     BOB SIMON/CHAD TROUT JOHN JUAN MUSIC/KNOX MUSIC                            CR
IF THESE WALLS COULD
  TALK (50)                    PENDING    1997     MARTY BROWN/
                                                    CARRIE CLEAVER      JOHN JUAN MUSIC                                       CR
IF YOU ASK ME (45)             PENDING    1997     LAURA VIDA/
                                                    CHUCK MELUGIN       JOHN JUAN MUSIC/WILDERNESS/HARLAN HOWARD SONGS        CR
IF YOU DON'T LOVE ME (33.3)    PENDING    1997     JODY HARRIS/
                                                    J. RAMEY/D. KEES    JOHN JUAN MUSIC/SIXTEEN STARS MUSIC/ACUFF-ROSE MUSIC  CR
IF YOU NEVER TRY(33.3)         PENDING    1997     SWINT/JONES/
                                                    S. HARRIS           JOHN JUAN MUSIC                                       CR
IF YOU WOULD LET ME IN YOUR
  HEART(25)                    PENDING    1997     OLDERMAN/LITZ        JOHN JUAN MUSIC                                       CR
I'M ALRIGHT NOW (50)           PENDING    1997     JODY HARRIS/
                                                    MIKE PYLE           JOHN JUAN MUSIC/AVI JOHN W. MUSIC                     CR
I'M GOIN' NOWHERE IN A
  HURRY(50)                    PENDING    1997     CLARK/HARRIS         JOHN JUAN MUSIC                                       CR
I'M THE GIRL I USED TO
  KNOW (45)                    PENDING    1997     LAURA VIDA/
                                                    DWAYNA LITZ         JOHN JUAN MUSIC/WILDERNESS/SQUARE SOUTH MUSIC         CR
I'M UNDER A ROCK(66.6)         PENDING    1997     MICHAEL/DONAHUE/
                                                    SEIGHMAN            JOHN JUAN MUSIC                                       CR
IN GOD'S HANDS (16.67)         PENDING    1998     STEVE CLARK/
                                                    BOB SIMON/
                                                    JOHNNY MACRAE       JOHN JUAN MUSIC/VICTORIA KAY MUSIC/KNOX MUSIC/
                                                                          BMG SONGS, INC/BIG BEAGLES/TENNESSEE RIDGE RUNNERS  GO
IN LOVE AGAIN (50)             PENDING    1997     BOB ALLEN/
                                                    TOMMY LEE JAMES     JOHN JUAN MUSIC/STILL WORKING MUSIC
                                                                                                      HOLLY VAN BEMMEL   CR
IN THE DARKNESS(45)            PENDING    1998     LAURA VIDA/POTTER    JOHN JUAN MUSIC/WILDERNESS MUSIC/DOGWOOD              CR
IN YOU (25)                    PENDING    1997     BOB SIMON/
                                                    JIM ALLISON         JOHN JUAN MUSIC/KNOX MUSIC/ALLISONGS                  CR
IS IT GOOD FOR YOU (50)        PENDING    1998     MICHAEL WARE/
                                                    SPADY BRANNAN       JOHN JUAN MUSIC/SCOTT AND SODA MUSIC                  CR
IT COULD BE LIKE THIS (33.3)   PENDING    1997     DANNY WELLS/
                                                    JOY SWINER/
                                                    MONICA STILES       JOHN JUAN MUSIC/SONGWRITERS INK/DIFFTUNES/MODAR       CR
IT'S ALL THE SAME TO ME  (50)  PA853411   1997     JERRY LASETER/
                                                    KARI K. PHILIPS     JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/API MUSIC       CR
IT'S ENOUGH TO MAKE A GROWN
  MAN CRY (25)                 PENDING    1997     BOB SIMON/
                                                    DOUG GILMORE        JOHN JUAN MUSIC/KNOX MUSIC                            CR
IT'S EXACTLY WHAT I
  THINK (50)                   PENDING    1998     JODY HARRIS/
                                                    ERIC DAVIS          JOHN JUAN MUSIC/SELF PUB                              CR
IT'S YOU (50)                  PENDING    1997     JERRY LASETER/
                                                    DAVID STEWART       JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/OPEN-PUB        CR
I'VE BEEN TALKING TO HIM (50)  PENDING    1997     MARTY BROWN/
                                                    STEVE CLARK         JOHN JUAN MUSIC                                       CR
JEANNIE IN THE BOTTLE(66.6)    PENDING    1997     DONAHUE/SEIGHMAN/
                                                    JENKINS             JOHN JUAN MUSIC                                       CR
JIMMY & JESUS(50)              PENDING    1997     OGLESBY/WELLS        JOHN JUAN MUSIC                                       CR
JUST ANOTHER DAY (25)          PENDING    1998     RICK WILLIAMSON/
                                                    BRAD MARTIN         JOHN JUAN MUSICBEAN BAG MUSIC/JOE CARTER/BLAKE MEVIS  CR
JUST LUCKY I GUESS (50)        PENDING    1998     THOM BISHOP/
                                                    BILLY PANDA         JOHN JUAN MUSIC/BODARK                                CR
KNOWING WHAT I KNOW NOW (50)   PENDING    1998     THOM BISHOP/
                                                    BILLY PANDA         JOHN JUAN MUSIC/BODARK                                CR
LADDER, THE (50)               PENDING    1997     BOB ALAN/
                                                    CHARLIE KELLY       JOHN JUAN MUSIC/FROLIG/PALMER                         CR
LAURA'S LITTLE DREAM (45)      PENDING    1997     VIDA/RORY LEE        JOHN JUAN MUSIC/WILDERNESS/MELANIE HOWARD MUSIC       CR
LEARNING HOW TO LAUGH (50)     PENDING    1997     BOB ALAN/
                                                    TOMMY LEE JAMES     JOHN JUAN MUSIC/STILL WORKING MUSIC                   CR
LET HER BE A WOMAN (16.67)     PENDING    1998     BOB SIMON/
                                                    STEVE CLARK/
                                                    JOHNNY MACRAE       JOHN JUAN MUSIC/KNOX MUSIC/VICTORIA KAY MUSIC/
                                                                          BMG SONGS/BIG BEAGLES/TENNESSEE RIDGE RUNNER        CR

                                                    PLATINUM ENTERTAINMENT
                                                          SONG FILE


       TITLE                     C #      YEAR      COMPOSER                         PUBLISHER           ARTIST               CODE
----------------------------------------------------------------------------------------------------------------------------------
LET'S GO DUTCH (45)            PENDING    1998     LAURA VIDA/
                                                    HOPE CHANCE         JOHN JUAN MUSIC/WILDERNESS MUSIC/SELF-PUBLISHED       CR
LET'S TAKE ANOTHER
  LOOK (16.67)                 PENDING    1998     RICK WILLIAMSON/
                                                    BRAD MARTIN/
                                                    VICKIE MCGEHEE      JOHN JUAN MUSIC/BEAN BAG MUSIC/BLAKE MEVIS/
                                                                          JOE CARTER/SONY/ATV/TREE                            CR
LITTLE BIT OF HEAVEN (45)      PENDING    1997     VIDA/LONNIE WILSON   JOHN JUAN MUSIC/WILDERNESS/ZOMBA MUSIC PUBLISHING     CR
LOOK WHAT YOU MADE ME DO       PENDING    1997     PATRICK M. LEHMBERG/
                                                    SPADY BRANNAN       JOHN JUAN MUSIC/MAGNOLIA HILL/SPADY MUSIC
                                                                                                      HOLLY VAN BEMMEL        CR
LOOK WHAT YOU'VE DONE TO
  ME (50)                      PENDING    1997     PATRICK M. LEHMBERG/
                                                    SPADY BRANNAN       JOHN JUAN MUSIC/MAGNOLIA HILL/SPADY MUSIC             CR
LOST LOVE IN THIS TOWN (33.3)  PENDING    1997     DON ELLIS            JOHN JUAN MUSIC                                       CR
LOUISE (25)                    PENDING    1998     RICK WILLIAMSON/
                                                    BRAD MARTIN         JOHN JUAN MUSIC/BEAN BAG MUSIC/JOE CARTER/
                                                                          BLAKE MEVIS                                         CR
LOVE A LITTLE
  STRONGER(16.67)              PENDING    1997     SWINT/JONES/
                                                    CRITTENDEN          JOHN JUAN MUSIC                                       CR
LOVE AFTER ALL (75)            PENDING    1997     BOB SIMON/
                                                    ALAN RHODY          JOHN JUAN MUSIC/KNOX MUSIC                            CR
LOVE AIN'T FREE(50)            PENDING    1997     WELLS/LAND           JOHN JUAN MUSIC                                       CR
LOVE ALWAYS GETS IN THE WAY
  OF GOODBYE (66.6)            PENDING    1997     HARRIS/WARE/HOPKINS  JOHN JUAN MUSIC/UNKNOWN                               CR
LOVE AND LEARN (50)            PENDING    1997     JODY HARRIS/
                                                    JOHN RAMEY/
                                                    MIKE WARE           JOHN JUAN MUSIC/SIXTEEN STARS MUSIC/JOHN JUAN         CR
LOVE DOESN'T COME WITH
  INSTRUCTIONS(50)             PENDING    1997     MICHAEL/WIMBERLY     JOHN JUAN MUSIC                                       CR
LOVE LOVE LOVE (25)            PENDING    1997     BOB SIMON/
                                                    JIM ALLISON         JOHN JUAN MUSIC/KNOX MUSIC/ALLISONGS                  CR
LOVE MADE TO LAST (50)         PENDING    1997     JODY HARRIS/
                                                    JOHN RAMEY          JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                   CR
LOVE MY CHROME (50)            PENDING    1997     DANNY WELLS/
                                                    JOHN SHARP          JOHN JUAN MUSIC/SPOTTED OWL SONGS
LOVE WITH A VENGEANCE(33.3)    PENDING    1997     SWINT/JONES/
                                                   CRITTENDEN           JOHN JUAN MUSIC                                       CR
LOVE'LL ALWAYS BE IN
  STYLE(50)                    PENDING    1997     RHODY/CASWELL        JOHN JUAN MUSIC                                       CR
LOVERS IN YOUR EYES ,
  THE (33.3)                   PENDING    1997     BOB ALAN/
                                                    DEBRA BARSHA/
                                                    PATTI AUSTIN        JOHN JUAN MUSIC/MIND OVER MUSIC/
                                                                          YIPPITY YIPPITY MUSIC                               CR
LOVE'S A LOT LIKE A
  RODEO(50)                    PENDING    1997     WELLS/OGLESBY        JOHN JUAN MUSIC                                       CR
MAGNOLIA MOON (50)             PENDING    1997     DANNY WELLS/
                                                    JOHN SHARP          JOHN JUAN MUSIC/SPOTTED OWL SONGS                     CR
MAMA'S BOBLE DADDY'S BELT(50)  PENDING    1997     WELLS/PRINCE         JOHN JUAN MUSIC                                       CR
MAN UPSTAIRS, THE (25)         PENDING    1997     BOB SIMON/
                                                    JIM ALLISON         JOHN JUAN MUSIC/KNOX MUSIC/ALLISONGS                  CR
MAYBE (30)                     PENDING    1997     LAURA VIDA/
                                                    DWAYNA LITZ/
                                                    CRAIG KARP          JOHN JUAN MUSIC/WILDERNESS MUSIC/SQUARE SOUTH MUSIC   CR
MORE TO THIS THAN THAT(33.3)   PENDING    1997     HARRIS/JEFFUS/
                                                    HUFFMAN             JOHN JUAN MUSIC                                       CR
MORE WHERE THAT CAME
  FROM (50)                    PENDING    1998     JODY HARRIS/
                                                    MIKE PYLE           JOHN JUAN MUSIC/BMG SONGS, INC.                       CR
MY HEART AIN'T FELT THE
  LAST OF YOU(50)              PENDING    1997     HARRIS/ROGERS        JOHN JUAN MUSIC                                       CR
MY HEART'S NOT YOUR
  PLAYGROUND (50)              PENDING    1998     MICHAEL B WARE/
                                                    JOHN SCOTT SCHERILL JOHN JUAN MUSIC/LITTLE BIG TOWN/NOTHING BUT THE WOLF  CR
MY LOVE IS A ROCK(75)          PENDING    1997     MICHAEL/SCOTT/
                                                    ATKINS/SEIGHMAN     JOHN JUAN MUSIC                                       CR
NEXT BEST THING (16.67)        PENDING    1998     RICK WILLIAMSON/
                                                    MICHAEL HUFFMAN/
                                                    BRAD MARTIN         JOHN JUAN MUSIC/BEAN BAG MUSIC/DIXIE STARS MUSIC/
                                                                          JOE CARTER/BLAKE MEVIS
NO NEWS IS GOOD NEWS(50)       PENDING    1997     HARRIS/PYLE          JOHN JUAN MUSIC                                       CR
NO PROTECTION (45)             PENDING    1998     LAURA VIDA/
                                                    STEWART HARRIS      JOHN JUAN MUSIC/WILDERNESS MUSIC/EDISTO SOUND         CR
NOBODY'S BLUER(50)             PENDING    1997     RHODY/MAHAR          JOHN JUAN MUSIC                                       CR
NOBODY'S FOOL(33.3)            PENDING    1997     CLARK/WELLS/LAMBERT  JOHN JUAN MUSIC                                       CR
OH NO NOT LOVE AGAIN(50)       PENDING    1997     LARRY BARTLEY        JOHN JUAN MUSIC                                       CR
OH WHAT A WOMAN (45)           PENDING    1997     LAURA VIDA/
                                                    HOPE CHANCE         JOHN JUAN MUSIC/WILDERNESS MUSIC/SELF-PUBLISHED       CR
ONCE IN A LIFETIME LOVE (50)   PENDING    1998     BOB ALAN/
                                                    LINDY GRAVELLE      JOHN JUAN MUSIC                                       CR
ONE DAY (50)                   PENDING    1998     MICHAEL WARE/
                                                    JOHN GOODWIN        JOHN JUAN MUSIC/???                                   CR
ONE DAY AWAY FROM LOSIN'
  YOU (45)                     PENDING    1997     VIDA/TOM HARDWELL    JOHN JUAN MUSIC/WILDERNESS MUSIC/EDISTO SOUND         CR
ONE FOOT OUT(33.3)             PENDING    1997     WELLS/               JOHN JUAN MUSIC                                       CR
ONE GOOD REASON WHY(50)        PENDING    1997     WELLS/BROCK          JOHN JUAN MUSIC                                       CR
ONE IN LONELY, THE(50)         PENDING    1997     WELLS/ROBERTS        JOHN JUAN MUSIC                                       CR
ONE MORE SECOND CHANCE (50)    PENDING    1998     BOB ALAN/
                                                    CHRISTIAN STRIGNANO JOHN JUAN MUSIC/DETHOM PUBLISHING                     CR
ONE OF THESE DAYS(50)          PENDING    1997     ATKINS/SEIGHMAN      JOHN JUAN MUSIC                                       CR
ONE THOUSAND TEARS FROM
  NOW (50)                     PENDING    1997     MARTY BROWN/
                                                    DEAN MILLER         JOHN JUAN MUSIC/SONY/TREE                             CR
ONLY GOD KNOWS (25)            PENDING    1998     STEVE CLARK/
                                                    BOB SIMON           JOHN JUAN MUSIC/VICTORIA KAY MUSIC                    CR
ONLY ONE MAN (45)              PENDING    1997     LAURA VIDA/
                                                    HOPE CHANCE         JOHN JUAN MUSIC/WILDERNESS MUSIC                      CR
OUGHTA HAVE MY HEAD
  EXAMINED(50)                 PENDING    1997     RHODY/CASWELL        JOHN JUAN MUSIC                                       CR
PAIN IN THE HEART(50)          PENDING    1997     MICHAEL/WIMBERLY     JOHN JUAN MUSIC                                       CR
PARKIN' LOT PARTY(50)          PENDING    1997     HARRIS/JEFFUS        JOHN JUAN MUSIC                                       CR
PLACES WE'VE BEEN, THE(50)     PENDING    1997     DONAHUE/MCKENZIE     JOHN JUAN MUSIC                                       CR
PLOWBOY(33.3)                  PENDING    1997     HARRIS/FREEMAN/JONES JOHN JUAN MUSIC                                       CR
POOR MEMORY (25)               PENDING    1998     RICK WILLIAMSON/
                                                    DEBBIE HUPP         JOHN JUAN MUSIC/BEAN BAG MUSIC                        CR
PRETTY FLOWERS (50)            PENDING    1997     BOB ALAN/
                                                    LINDY GRAVELLE      JOHN JUAN MUSIC                                       CR
PRINCE OF FOOLS (50)           PENDING    1997     DANNY WELLS/
                                                    LESLIE SATCHER      JOHN JUAN MUSIC/?                                     CR

                                                    PLATINUM ENTERTAINMENT
                                                          SONG FILE


       TITLE                     C #      YEAR      COMPOSER                         PUBLISHER           ARTIST               CODE
----------------------------------------------------------------------------------------------------------------------------------
REBEL FROM DIXIE(50)           PENDING    1997     CLARK/MCDONOUGH      JOHN JUAN MUSIC                                       CR
RECIPE OF LOVE(66.6)           PENDING    1997     MICHAEL/DONAHUE/
                                                    SEIGHMAN            JOHN JUAN MUSIC                                       CR
REFLECTIONS(33.3)              PENDING    1997     DONAHUE/SEIGHMAN/
                                                    JENKINS             JOHN JUAN MUSIC                                       CR
RIGHT ABOUT NOW (50)           PENDING    1998     THOM BISHOP/
                                                    BILLY PANDA         JOHN JUAN MUSIC/BODARK MUSIC                          CR
RIGHT UP MY ALLEY(50)          PENDING    1997     WELLS/LAND           JOHN JUAN MUSIC                                       CR
RIVER ROAD (45)                PENDING    1997     VIDA/CHUCK MELUGIN   JOHN JUAN MUSIC/WILDERNESS HARLAN HOWARD SONGS        CR
ROSEWOOD GUITAR (50)           PENDING    1998     THOM BISHOP/
                                                    JIM TULLIO          JOHN JUAN MUSIC                                       CR
RUNNIN' OUTTA ROAD(50)         PENDING    1997     MICHAEL/PELCER       JOHN JUAN MUSIC                                       CR
SAVE ME A PLACE(33.3)          PENDING    1997     SWINT/JONES/
                                                    CRITTENDEN          JOHN JUAN MUSIC                                       CR
SAY GOODBYE WITH A SMILE (90)  PENDING    1997     LAURA VIDA           JOHN JUAN MUSIC/WILDERNESS MUSIC                      CR
SECRET OF LOVE, THE  (12.5)    PENDING    1997     BOB SIMON/
                                                    JIM ALLISON/
                                                    DAVE TROUT/
                                                    TRAVIS TROUT        JOHN JUAN MUSIC/KNOX MUSIC/ALLISONGS                  CR
SHE DOESN'T KNOW(50)           PENDING    1997     ATKINS/SEIGHMAN      JOHN JUAN MUSIC                                       CR
SHE DON'T FOOL AROUND (16.67)  PENDING    1998     STEVE CLARK/
                                                    BOB SIMON/
                                                    DAVID TROUT         JOHN JUAN MUSIC/VICTORIA KAY MUSIC/KNOX MUSIC         CR
SHE'LL COME AROUND(33.3)       PENDING    1997     SWINT/JONES/
                                                    CRITTENDEN          JOHN JUAN MUSIC                                       CR
SHE'S GONNA LOVE YOU(62.5)     PENDING    1997     HARRIS/SIMON         JOHN JUAN MUSIC                                       CR
SHE'S GOT A BROKEN HEART(50)   PENDING    1997     DONAHUE/DREYER       JOHN JUAN MUSIC                                       CR
SHE'S OUT OF THE COUNTRY(33.3) PENDING    1997     DONAHUE/SEIGHMAN/
                                                    WIMBERLY            JOHN JUAN MUSIC                                       CR
SHE'S PLAYIN' HARD TO
  FORGET(66.6)                 PA812011   1997     MICHAEL/DONAHUE/
                                                    WILLIAMS            JOHN JUAN MUSIC                                       CR
SHE'S SO EASY TO LOVE (50)     PENDING    1997     JODY HARRIS/
                                                    MIKE PYLE           JOHN JUAN MUSIC/AVI JOHN W. MUSIC                     CR
SHOW ME THE LOVE (33.3)        PENDING    1997     DONNY KEES/
                                                    MICHAEL HUFFMAN/
                                                    JODY HARRIS         JOHN JUAN MUSIC/ACUFF-ROSE MUSIC/
                                                                          DIXIE STARS MUSIC-HUFF STUFF MUSIC                  CR
SKIPPING STONES(50)            PENDING    1997     A. DELUGO/C. WATERS  JOHN JUAN MUSIC                                       CR
SMALL TOWN LOVE(50)
SMALL TOWN LOVE(50)            PENDING    1997     WELLS/MORRISON       JOHN JUAN MUSIC                                       CR
SO STRONG (33.3)               PENDING    1997     DON ELLIS            JOHN JUAN MUSIC                                       CR
SOME THINGS NEVER
  CHANGE (16.67)               PENDING    1997     RICK WILLIAMSON/
                                                    BRAD MARTIN/
                                                    ALAN LANEY          JOHN JUAN MUSIC/BEAN BAG MUSIC/JOE CARTER/
                                                                          BLAKE MEVIS/SIXTEEN STARS MUSIC                     CR
SOMEBODY NEW(50)               PENDING    1997     HARRIS/MULIN         JOHN JUAN MUSIC                                       CR
SOMEBODY SOMEDAY(50)           PENDING    1997     MICHAEL/SIMON        JOHN JUAN MUSIC                                       CR
SOMEBODY STOP THAT
  GIRL (33.3)                  PENDING    1997     JODY HARRIS/
                                                    JOHN RAMEY/
                                                    BOBBY TAYLOR        JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                   CR
SOMEBODY'S GONNA FALL (50)     PENDING    1997     BOB ALAN/
                                                    CURTIS WRIGHT       JOHN JUAN MUSIC/STARSTRUCK                            CR
SOMETHING FOR YOU(50)          PENDING    1997     LEHMBERG/WILLIAMS    JOHN JUAN MUSIC                                       CR
SOMETHING YOU'RE NOT
  TELLIN' ME(50)               PENDING    1997     HARRIS/SIMON         JOHN JUAN MUSIC                                       CR
SOMETIMES IT TAKES A
  BROKEN HEART (33.3)          PENDING    1997     STEVE CLARK/
                                                    BUCK MOORE/
                                                    RICK FERRELL        JOHN JUAN MUSIC/JANAL MUSIC/WE MAKE MUSIC             CR
SOMETIMES(50)                  PENDING    1997     LEHMBERG/CLARK       JOHN JUAN MUSIC                                       CR
SOUTHERN BOUND (33.3)          PENDING    1997     JODY HARRIS/
                                                    M. HUFFMAN/D. KEES  JOHN JUAN MUSIC/DIXIE STARS MUSIC/ACUFF-ROSE MUSIC    CR
STANDIN' THERE FALLIN'
  FOR YOU(33.3)                PENDING    1997     HARRIS/RAY/WIMBERLY  JOHN JUAN MUSIC                                       CR
START YOUR CRYIN' NOW(25)      PENDING    1997     RHODY/BOURKE         JOHN JUAN MUSIC                                       CR
STICK A FORK IN ME I'M
  DONE(50)                     PENDING    1997     J. HARRIS/M. PYLE    JOHN JUAN MUSIC                                       CR
STILL LETTING GO(50)           PENDING    1997     WELLS/PYLE           JOHN JUAN MUSIC                                       CR
STILL SEEING STARS(50)         PENDING    1997     WELLS/SIMPSON        JOHN JUAN MUSIC                                       CR
STRANGERS TO LOVERS (50)       PENDING    1997     BOB ALAN/
                                                    CHARLIE KELLY       JOHN JUAN MUSIC/FROELIG-PALMER                        CR
STRINGIN' ME ALONG (50)        PENDING    1997     DON ELLIS            JOHN JUAN MUSIC                                       CR
SUGAR COATED COTTON CANDY
  ICE CREAM BABY (50)          PENDING    1998     THOM BISHOP/
                                                    BILLY PANDA         JOHN JUAN MUSIC/BODARK                                CR
SUNDOWN SATURDAY NIGHT (50)    PENDING    1997     DANNY WELLS/
                                                    JOHN SHARP          JOHN JUAN MUSIC/SPOTTED OWL SONGS                     CR
SURE THING(50)                 PENDING    1997     OGLESBY/WELLS        JOHN JUAN MUSIC                                       CR
SWEET NOTHINGS (50)            PENDING    1998     RICK WILLIAMSON      JOHN JUAN MUSIC/BEAN BAG MUSIC                        CR
SWEET VIRGINIA (50)            PENDING    1998     RICK WILLIAMSON      JOHN JUAN MUSIC/BEAN BAG MUSIC                        CR
TAKIN' THE FIRST STEP (45)     PENDING    1997     LAURA VIDA/
                                                    DWAYNA LITZ         JOHN JUAN MUSIC/WILDERNESS MUSIC/SQUARE SOUTH MUSIC   CR
TEARS TALKIN'                  PENDING    1998     MICHAEL WARE/
                                                    KARLA MATTINGLY     JOHN JUAN MUSIC/???                                   CR
TELL ME ANOTHER ONE(50)        PENDING    1997     HARRIS/FREEMAN       JOHN JUAN MUSIC                                       CR
TELL ME SOMETHING I DON'T
  ALREADY KNOW (45)            PENDING    1997     VIDA/ERIC KAZ        JOHN JUAN MUSIC/WILDERNESS/DISNEY                     CR
TELL SUZY I'M SORRY (25)       PENDING    1997     JERRY LASETER/
                                                    KERRY KURT          JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/
                                                    PHILLIPS              TEXAS WEDGE MUSIC/EMDAR MUSIC                       CR
TEN MINUTES AGO (25)           PENDING    1998     BOB SIMON/
                                                    STEVE CLARK         JOHN JUAN UMUSIC/KNOX MUSIC/VICTORIA KAY MUSIC        CR
THANKS TO HANK (16.67)         PENDING    1998     RICK WILLIAMSON/
                                                    MICHALE HUFFMAN/
                                                    JAMES NIHAN         JOHN JUAN MUSIC/BEAN BAG MUSIC/DIXIE STARS/
                                                                          HUFF-STUFF/EMI APRIL/REO GLOBAL                     CR
THAT FLAME(    )               PENDING    1997     WELLS/               JOHN JUAN MUSIC                                       CR
THAT 'OL TRAIN(50)             PENDING    1997     RHODY/SCAIFE         JOHN JUAN MUSIC                                       CR
THAT WALK(    )                PENDING    1997     WELLS/               JOHN JUAN MUSIC                                       CR


                                                    PLATINUM ENTERTAINMENT
                                                           SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                  CODE
-----------------------------------------------------------------------------------------------------------------------------------
THAT WAS THE ONE(50)           PENDING    1997 RHODY/MALLETT            JOHN JUAN MUSIC                                        CR
THAT WAS THEN
  (THIS IS NOW)(66.6)          PENDING    1997 MICHAEL/DONAHUE/CLARK    JOHN JUAN MUSIC                                        CR
THAT'S HOW LOVE GOES
  AWAY(50)                     PENDING    1997 J. HARRIS/P. JONE        JOHN JUAN MUSIC                                        CR
THE CHANGE (50)                PENDING    1998 BOB ALAN/WALT ALDRIDGE   JOHN JUAN MUSIC/EMI-APRIL MUSIC INC/WALTZ TIME, INC.   CR
THE LOVIN' STARTS
  AT SEVEN (50)                PENDING    1998 RICK WILLIAMSON          JOHN JUAN MUSIC/BEAN BAG MUSIC                         CR
THE MORE I LOVE (33.3)         PENDING    1997 J. LASETER/M. VICKERY/
                                                L. JAMES                JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/
                                                                                STEPHEN FOSTER MUSIC                           CR
THE NAME DROPPER (25)          PENDING    1998 RICK WILLIAMSON/
                                                BILLY YATES             JOHN JUAN MUSIC/BEAN BAG MUSIC/MCA/HILLBILLION         CR
THE PRAYER (16.67)             PENDING    1998 BOB SIMON/STEVE CLARK/   JOHN JUAN MUSIC/KNOX MUSIX/VICTORIA KAY MUSIC/
                                                JOHNNY MACRARE            BMG SONGS/BIG BEAGLES/TENNESSEE
                                                                          RIDGE RUNNER MUSIC                                   CR
THE REAL DEAL (50)             PENDING    1998 THOM BISHOP/BILLY PANDA  JOHN JUAN MUSIC/BODARK                                 CR
THE TRUTH (50)                 PENDING    1998 JODY HARRIS/DON ELLIS    JOHN JUAN MUSIC/VICTORIA KAY MUSIC                     CR
THE WAY I FEEL ABOUT
  HER (50)                     PENDING    1998 BOB ALAN/SUSAN TAYLOR    JOHN JUAN MUSIC/PECAN PIE MUSIC                        CR
THERE'S A DANGER(33.3)         PENDING    1997 WELLS/OGLESBY/MORRISON   JOHN JUAN MUSIC                                        CR
THERE'S PIECES OF
  THIS HEART(50)               PENDING    1997 J. HARRIS/D. LOWE        JOHN JUAN MUSIC                                        CR
THIS CAN'T BE OUR
  LAST GOODBYE (50)            PENDING    1997 JODY HARRIS/
                                                RICK FERRELL            JOHN JUAN MUSIC/WE MAKE MUSIC                          CR
THIS LOVE'S GOIN
  DOWN(66.6)                   PENDING    1997 GARZA/GARZA/RECTOR       JOHN JUAN MUSIC
TIL I GET LOVE
  RIGHT (50)                   PENDING    1998 BOB ALAN/KENT BLAZY      JOHN JUAN MUSIC/KENT BLAZY                             CR
TIL I OPEN MY EYES             PENDING    1997 LAURA VIDA/
                                                RYAN REYNOLDS           JOHN JOHN MUSIC/WILDERNESS MUSIC/BMG                   CR
TILL IT'S CLOSIN'
  TIME (50)                    PENDING    1997 BOB ALAN/LINDY GRAVELLE  JOHN JUAN MUSIC/PENDING                                CR
TIME FOR TENDERNESS (45)       PENDING    1997 VIDA/STEWART HARRIS      JOHN JUAN MUSIC/WILDERNESS MUSIC/EDISTO SOUND          CR
TODAY AIN'T THAT DAY
  ANYMORE (16.67)              PENDING    1998 BOB SIMON/STEVE CLARK/   JOHN JUAN MUSIC/KNOX MUSIC/VICTORIA KAY MUSIC          CR
                                               JIMMY LAMBERT
TOO MUCH TO DREAM (25)         PENDING    1997 JERRY LASETER/
                                                M. VICKERY              JOHN JUAN MUSIC/DON'T TELL MAMA MUSIC/UNKNOWN          CR
TOOK A TURN FOR THE
  WORSE (90)                   PENDING    1998 LAURA VIDA               JOHN JUAN MUSIC/WILDERNESS MUSIC                       CR
TRAIN LEAVING DALLAS (50)      PENDING    1998 THOM BISHOP/BILLY PANDA  JOHN JUAN MUSIC/BODARK                                 CR
TREAT ME LIKE A DOG(50)        PENDING    1997 WELLS/LAND               JOHN JUAN MUSIC                                        CR
TURN THE RADIO ON (50)         PENDING    1998 BOB ALAN/LINDY GRAVELLE  JOHN JUAN MUSIC                                        CR
TWISTING AT THE END OF
  MY ROPE (50)                 PENDING    1998 THOM BISHOP/BILLY PANDA  JOHN JUAN MUSIC/BODARK MUSIC                           CR
UNBREAKABLE HEART (50)         PENDING    1997 DANNY WELLS/
                                                CRAIG WISEMAN           JOHN JUAN MUSIC/ALMO MUSIC CORP./DADDY RABBIT MUSIC    CR
UNBREAKABLE LOVE (45)          PENDING    1997 LAURA VIDA/KIM DAY       JOHN JUAN MUSIC/WILDERNESS MUSIC/CHART EXPEDITION      CR
UNTIED (45)                    PENDING    1997 LAURA VIDA/GARY CULLEY   JOHN JUAN MUSIC/WILDERNESS MUSIC/EDISTO SOUND          CR
UNTIL THE RAIN IS
  GONE(50)                     PENDING    1997 LEHMBERG/WILLIAMS        JOHN JUAN MUSIC                                        CR
UNTIL THEN (50)                PENDING    1997 JODY HARRIS/MIKE PYLE    JOHN JUAN MUSIC/AVI JOHN W. MUSIC                      CR
UP THAT HILL(50)               PENDING    1997 MICHAEL/WIMBERLY         JOHN JUAN MUSIC                                        CR
VANDALIA (50)                  PENDING    1998 THOM BISHOP/BILLY PANDA  JOHN JUAN MUSIC/BODARK                                 CR
WAITIN IN THE WINGS (45)       PENDING    1997 LAURA VIDA/
                                                JIM PEMBERTON           JOHN JUAN MUSIC/WILDERNESS MUSIC/FAT SAM MUSIC         CR
WALK AMONG THE STARS (50)      PENDING    1997 BOB ALAN/LINDY GRAVELLE  JOHN JUAN MUSIC                                        CR
WAY I BELIEVE IN YOU ,
  THE(45)                      PENDING    1997 LAURA VIDA/HOPE CHANCE   JOHN JUAN MUSIC/WILDERNESS MUSIC/SELF-PUBLISHED        CR
WE BEAT THE SYSTEM(50)         PENDING    1997 A. GARZA/R. RECTOR       JOHN JUAN MUSIC                                        CR
WE CAN'T LOSE(33.3)            PENDING    1997 SWINT/JONES/CRITTENDON   JOHN JUAN MUSIC                                        CR
WE USED TO BE FRIENDS (45)     PENDING    1998 LAURA VIDA/
                                                REBEKAH DEL RIO         JOHN JUAN MUSIC/WILDERNESS MUSIC/BAJA BASEMENT MUSIC   CR
WHAT LOVERS DO (16.67)         PENDING    1998 RICK WILLIAMSON/
                                                BRAD MARTIN/
                                                MIKE GEIGER             JOHN JUAN MUSIC/BEAN BAG MUSIC/BLAKE MEVIS/
                                                                          JOE CARTER/SIXTEEN STARS/BELLE GLADE                 CR
WHAT THE DEVIL LOVES (50)      PENDING    1998 THOM BISHOP/FRED KOLLER  JOHN JUAN MUSIC/SONGS OF POLYGRAM INT'L, INC./
                                                                          BUFFALO ROAD MUSIC
WHAT WOULD YOU SAY(50)         PENDING    1997 CLARK/DONAHUE            JOHN JUAN MUSIC                                        CR
WHATEVER HAPPENED TO US (50)   PENDING    1997 JODY HARRIS/RICK MARINO  JOHN JUAN MUSIC/NO PUBLISHING                          CR
WHEN I THINK ABOUT YOU(50)     PENDING    1997 OGLESBY/WELLS            JOHN JUAN MUSIC                                        CR
WHEN LOVE WALKS AWAY (50)      PENDING    1997 DANNY WELLS/
                                                DENISE DAVIS            JOHN JUAN MUSIC/LIFE OF THE RECORD MUSIC               CR
WHEN LOVE WAS ALL WE HAD (50)  PENDING    1997 JERRY LASETER/
                                                KERRY KURT PHILLIPS     JOHN JUAN MUSIC/DON/T TELL MAMA MUSIC/TEXAS WEDGE/
                                                                          EMDAR MUSIC                                          CR
WHEN THE BILLS PILE UP (50)    PENDING    1997 MARTY BROWN/TOMMY SMITH  JOHN JUAN MUSIC/PIANO TUNER MUSIC                      CR
WHEN YOU LEAVE YOUR HEART
  BEHIND(50)                   PENDING    1997 CLARK/HARRIS             JOHN JUAN MUSIC                                        CR
WHERE ANGELS FLY (33.3)        PENDING    1997 PATRICK MICHAEL/
                                                SPADY BRANNAN/
                                                JIM COLLINS             JOHN JUAN MUSIC/MAGNOLIA HILL/EMI BLACKWOOD
                                                                                                      HOLLY VAN BEMMEL         CR
WHERE DO WE GO FROM HERE(50)   PENDING    1997 HARRIS/LOCKRIDGE        JOHN JUAN MUSIC                                         CR
WHERE EAGLES FLY (33.3)        PENDING    1997 DON ELLIS/
                                                JIM ALLISON/
                                                BILLY MONTANA          JOHN JUAN MUSIC/ALLISONGS/MAGNOTONE                      CR
WHERE THERE'S SMOKE (50)       PENDING    1998 THOM BISHOP/
                                                 BILLY PANDA           JOHN JUAN MUSIC/BODARK                                   CR
WHERE YOU'RE COMING FROM (50)  PENDING    1997 DANNY WELLS/
                                                JOHN NANCE SHARP       JOHN JUAN MUSIC/SPOTTED OWL SONGS                        CR
WHEREVER YOU ARE (45)          PENDING    1997 LAURA VIDA/DWAYNA LITZ  JOHN JUAN MUSIC/WILDERNESS/SQUARE SOUTH MUSIC            CR
WHO AM I(50)                   PENDING    1997 RHODY/GILL              JOHN JUAN MUSIC                                          CR
WHY DO WE FIGHT(50)            PENDING    1997 RHODY/KEY               JOHN JUAN MUSIC                                          CR

                                                    PLATINUM ENTERTAINMENT
                                                           SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                  CODE
-----------------------------------------------------------------------------------------------------------------------------------
WHY EVEN TRY(50)               PENDING    1997 HARRIS/RAY/WIMBERLY      JOHN JUAN MUSIC                                        CR
WINGS OF A DREAM(66.6)         PENDING    1997 MICHAEL/DONAHUE/
                                                SEIGHMAN                JOHN JUAN MUSIC                                        CR
WISHFUL DRINKING (50)          PENDING    1997 MARTY BROWN/SHAWN CAMP   JOHN JUAN MUSIC/SHAWN CAMP MUSIC/
                                                                          FORESHADOW SONGS, INC.                               CR
WITH ANY LUCK AT ALL (50)      PENDING    1998 STEVE CLARK/BOB SIMON/
                                                MICHAEL WARE            JOHN JUAN MUSIC/VICTORIA KAY MUSIC                     CR
WOULD FOREVER BE TOO MUCH
  TO ASK (50)                  PENDING    1997 JODY HARRIS/JOHN RAMEY   JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                    CR
WOULD YOU (95)                 PENDING    1998 BOB ALAN/LAURA VIDA      JOHN JUAN MUSIC/WILDERNESS MUSIC                       CR
YOU BRING OUT THE LOVE
  INSIDE OF ME (45)            PENDING    1997 LAURA VIDA/HOPE CHANCE   JOHN JUAN MUSIC/WILDERNESS MUSIC                       CR
YOU FILL MY SAILS WITH
  LOVE (25)                    PENDING    1997 BOB SIMON/JIM ALLISON    JOHN JUAN MUSIC/KNOX MUSIC/ALLISONGS                   CR
YOU LET HIM (50)               PENDING    1998 THOM BISHOP/BILLY PANDA  JOHN JUAN MUSIC/BODARK                                 CR
YOU SHOULD TALK (33.3)         PENDING    1997 JODY HARRIS/
                                                BOBBY TAYLOR/J. RAMEY   JOHN JUAN MUSIC/SIXTEEN STARS MUSIC                    CR
YOUR EVERY WORD (50)           PENDING    1997 DANNY WELLS/JOHN SHARP   JOHN JUAN MUSIC/SPOTTED OWL SONGS                      CR
YOUR KISSES GIVE YOU
  AWAY (50)                    PENDING    1997 MARTY BROWN/
                                                OATIE BLACKMAN          JOHN JUAN MUSIC/GYPSY HYMNS                            CR
YOUR LOVE AIN'T LEAVIN' (45)   PENDING    1998 LAURA VIDA/GARY CULLEY   JOHN JUAN MUSIC/WILDERNESS MUSIC/EDISTO SOUND          CR
YOU'RE ALL OVER ME(50)         PENDING    1997 S. JUST/J. NORTHRUP      JOHN JUAN MUSIC                                        CR
YOU'RE BACKIN' UP(33.3)        PENDING    1997 SWINT/JONES/WATERS       JOHN JUAN MUSIC                                        CR
YOU'VE GOT TO HAND IT TO
  ME(33.3)                     PENDING    1997 SWINT/JONES/CRITTENDEN   JOHN JUAN MUSIC                                        CR
YOU'VE LOST ME (33.3)          PENDING    1997 DON ELLIS                JOHN JUAN MUSIC                                        CR

    VICTORIA KAY MUSIC

           Owned

CAROLINA COWBOY                PENDING    1997 DANA OGLESBY             VICTORIA KAY MUSIC                                     CR
EVERY TIME I FEEL MY
  HEART BREAK                  PA812390   1997 CLARK/HUFFMAN/KEES       VICTORIA KAY MUSIC                                     CR
IF WE COULD TRADE PLACES       PENDING    1997 D. OGLESBY/S. CLARK/
                                                M. CLARK                VICTORIA KAY MUSIC                                     CR
NOTHIN' MORE THAN LOVE         PENDING    1997 WELLS/MORRISON           VICTORIA KAY MUSIC                                     CR
OVER                           PENDING    1997 OGLESBY/CLARK            VICTORIA KAY MUSIC                                     CR
THIS ISN'T MY FIRST
  BROKEN HEART                 PENDING    1997 CLARK                    VICTORIA KAY MUSIC                                     CR

         Co-Owned

A FOOL AND HIS MONEY(33.3)     PENDING    1997 CLARK/MOORE/MACRAE       VICTORIA KAY MUSIC                                     CR
A GIRL NAMED TEXAS(50)         PENDING    1997 CLARK/BROWN              VICTORIA KAY MUSIC                                     CR
A LITTLE BIT OF LOVE GOES
  A LONG WAY (50)              PENDING    1998 DON ELLIS/JAMES NIHAN    VICTORIA KAY MUSIC/EMI APRIL MUSIC/REO GLOBAL ENT.     CR
A VERSE AND A CHORUS(    )     PENDING    1997 WELLS/
ABSOLUT CRAZY (50)             PENDING    1998 DANA HUNT OGLESBY/
                                                WALT WILKINS            VICTORIA KAY MUSIC/CAREERS-BMG                          CR
AM I IN LOVE ENOUGH FOR
  YOU (50)                     PENDING    1998 RONNA REEVES/TIM NORTON  VICTORIA KAY MUSIC                                      CR
ANGELS IN THE ATTIC(50)        PENDING    1997 D. OGLESBY/D. LOWERY     VICTORIA KAY MUSIC                                      CR
ANOTHER LETTER HOME(50)        PENDING    1997 STEVE CLARK/MARK DREYER  VICTORIA KAY MUSIC                                      CR
ANY OLE HONKY TONK WILL DO     PENDING    1997 CLARK/BROWN              VICTORIA KAY MUSIC                                      CR
BACK BEFORE THE FALL(50)       PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR
BACK WHERE I COME FROM (50)    PENDING    1997 RONNA REEVES/GREG CROWE  VICTORIA KAY MUSIC/CROWE'S CHOICE MUSIC                 CR
BE MY BABY(50)                 PENDING    1997 S. CLARK/R.T. MACK       VICTORIA KAY MUSIC                                      CR
BEFORE WE LOSE THE FIRE(33.3)  PENDING    1997 CLARK/MOORE/MACRAE       VICTORIA KAY MUSIC                                      CR
BIG HURT  (33.3)               PENDING    1998 DON ELLIS/STEVE DEAN/
                                                ROB CROSBY              VICTORIA KAY MUSIC/TOM COLLNS MUSIC                     CR
BIG TALK IN A SMALL
  TOWN(33.3)                   PENDING    1997 OGLESBY/PRATHER/
                                                PRESTWOOD               VICTORIA KAY MUSIC                                      CR
BLUE WATER ROAD(33.3)          PENDING    1997 WELLS/OGLESBY/PRESTWOOD  VICTORIA KAY MUSIC                                      CR
BRAND NEW LIFE (50)            PENDING    1997 DON ELLIS/BILLY MONTANA  VICTORIA KAY MUSIC/MAGNOTONE                            CR
BROKEN-HEARTED SIDE OF
  NEW ORLEANS (50)             PENDING    1997 S. CLARK/BUD MCGUIRE     VICTORIA KAY MUSIC/SUGAR BEND MUSIC                     CR
BROWN PAPER SACK(50)           PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR
BY THE WIND (33.3)             PENDING    1997 DON ELLIS/
                                                BILLY MONTANA/
                                                STEVE DEAN              VICTORIA KAY MUSIC/MAGNATONE MUSIC PUBL.                CR
CAN'T KEEP A COWBOY FROM
  HIS RODEO(33.3)              PENDING    1997 CLARK/GARZA/GARZA        VICTORIA KAY MUSIC                                      CR
CASEY AT THE BAR(33.3)         PENDING    1997 S. CLARK/J. MACRAE/
                                                B. MORRISON             VICTORIA KAY MUSIC                                      CR
CAUGHT IN THE FLAME(33.3)      PENDING    1997 OGLESBY/MILLER/MILLER    VICTORIA KAY MUSIC                                      CR
CHANCE TO LOVE AGAIN(50)       PENDING    1997 D. OGLESBY/C. STARNER    VICTORIA KAY MUSIC                                      CR

                                                    PLATINUM ENTERTAINMENT
                                                           SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                  CODE
-----------------------------------------------------------------------------------------------------------------------------------
CHECK YES OR NO(50)            PENDING    1997 DANNY WELLS/
                                                DANA OGLESBY            VICTORIA KAY MUSIC                                     CR
COUNT ME IN (50)               PENDING    1997 DON ELLIS/JAMES NIHAN    VICTORIA KAY MUSIC/EMI APRIL INC./REO GLOBAL ENT.      CR
C-O-U-N-T-R-Y(50)              PENDING    1997 CLARK/MOORE              VICTORIA KAY MUSIC                                     CR
COWGIRLS DON'T RIDE
  EASY(33.3)                   PENDING    1997 CLARK/MOORE/MACRAE       VICTORIA KAY MUSIC                                     CR
CRAZY WOMAN(33.3)              PENDING    1997 CLARK/MACRAE/MORRISON    VICTORIA KAY MUSIC                                     CR
CRUISIN'(50)                   PENDING    1997 OGLESBY/STARNER          VICTORIA KAY MUSIC/SKS MUSIC  HOLLY VAN BEMMEL         CR
DANCING WITH NO MUSIC
  PLAYING (50)                 PENDING    1997 DON ELLIS/BILLY MONTANA  VICTORIA KAY MUSIC/MAGNATONE MUSIC                     CR
DAY THE BOOTLEGGER DIED,
  THE(66.6)                    PENDING    1997 CLARK/HELLARD/LAMBERT    VICTORIA KAY MUSIC                                     CR
DIFFERENT WAY OF DOING
  THINGS (50)                  PENDING    1997 DON ELLIS/
                                                STEVEN MCCLINTOCK       VICTORIA KAY MUSIC/MCJAMES PUBLISHING                  CR
DON'T FORGET WHAT YOU'VE
  GOT (50)                     PENDING    1998 DON ELLIS/HEATH WRIGHT   VICTORIA KAY MUSIC/EMI APRIL MUSIC                     CR
DON'T JUST SIT THERE(33.3)     PENDING    1997 CLARK/MACRAE/MORRISON    VICTORIA KAY MUSIC                                     CR
DON'T MAKE ME CRAWL(50)        PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                     CR
EASY FOR YOU (50)              PENDING    1997 RONNA REEVES/
                                                BILLY THOMAS            VICTORIA KAY MUSIC/HIGH SEAS MUSIC/MANGROVE MUSIC      CR
END OF ME, THE(66.6)           PENDING    1997 OGLESBY/CLARK/WELLS      VICTORIA KAY MUSIC                                     CR
FATHER TO THE MAN, THE (50)    PENDING    1997 CLARK/SIMON              VICTORIA KAY MUSIC                                     CR
FIVE O'CLOCK SHADOW(    )      PENDING    1997 OGLESBY/
GOOD 'OL BOY THAT LOVES
  STOCK CARS(66.6)             PENDING    1997 CLARK/WELLS/LAMBERT      VICTORIA KAY MUSIC                                     CR
GREENVILLE(50)                 PENDING    1997 OGLESBY/CORLEY           VICTORIA KAY MUSIC                                     CR
HALF THE MIND (50)             PENDING    1998 DON ELLIS/BILLY MONTANA  VICTORIA KAY MUSIC/MAGNATONE MUSIC                     CR
HEARTS WERE MADE TO BE
  BROKEN(25)                   PENDING    1997 BARTLEY/ROBKOFF          VICTORIA KAY MUSIC                                     CR
HOME MADE LOVE (50)            PENDING    1997 CLARK/BROWN              VICTORIA KAY MUSIC                                     CR
HONKY TONK BOUND(50)           PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                     CR
HONKY TONK DAZE(33.3)          PENDING    1997 CLARK/MACRAE/MOORE       VICTORIA KAY MUSIC                                     CR
HONKYTONKVILLE(50)             PENDING    1997 STEVE CLARK/
                                                EARLE BUD LEE           VICTORIA KAY MUSIC                                     CR
HOPELESSLY BLUE (50)           PENDING    1997 STEVE CLARK/
                                                JOHNNY MACRAE           VICTORIA/BMG SONGS/BIG BEAGLES/TENNESSEE RIDGE RUNNER  CR
I BETCHA DIDN'T KNOW(33.3)     PENDING    1997 S. CLARK/D. KEES/
                                                R. ROSS                 VICTORIA KAY MUSIC                                     CR
I CAN SURVIVE WITHOUT
  YOU (50)                     PENDING    1997 RONNA REEVES/WILL NANCE  VICTORIA KAY MUSIC/ORBISON                             CR
I CAN TELL BY THE WIND (33.3)  PENDING    1997 D. ELLIS/STEVE DEAN/
                                                BILLY MONTANA           VICTORIA KAY MUSIC/TOM COLLINS/MAGNOTONE               CR
I CAN'T BELIEVE HOW FAST
  (SHE GOT OVER ME)(50)        PENDING    1997 CLARK/ROSS               VICTORIA KAY MUSIC                                     CR
I CAN'T LOVE YOU ANYMORE (50)  PENDING    1998 DON ELLIS/RICHARD BACH   VICTORIA KAY MUSIC                                     CR
I COULD GROW OLD LOVING
  YOU (33.3)                   PENDING    1998 DON ELLIS/BILLY MONTANA/
                                                JO-EL SONNIER           VICTORIA KAY MUSIC/MAGNATONE MUSIC/
                                                                          MUSIQUE DEL JO-EL, ADMIN BY CMI                       CR
I FALL IN LOVE(50)             PENDING    1997 OGLESBY/PRATHER          VICTORIA KAY MUSIC                                      CR
I FINALLY CROSSED THAT
  LINE(50)                     PENDING    1997 OGLESBY/PRATHER          VICTORIA KAY MUSIC                                      CR
I HATE THE WAY I LOVE
  YOU(33.3)                    PENDING    1997 CLARK/MOORE/MACRAE       VICTORIA KAY MUSIC                                      CR
I LOVE MY JOB (50)             PENDING    1998 DON ELLIS/RICHARD BACH   VICTORIA KAY MUSIC/SONGS OF PEER/SOUTH FORK MUSIC       CR
I NEED A MARGARITA(33.3)       PENDING    1997 OGLESBY/HOLMES/MULLINS   VICTORIA KAY MUSIC                                      CR
I WANNA HOLD THAT THOUGHT (50) PENDING    1997 D. ELLIS/CHARLES LILLY   VICTORIA KAY MUSIC/NO PUB                               CR
I WANT MY LIFE BACK (33.3)     PENDING    1998 DON ELLIS/
                                                J. GRADY SHUMAN/
                                                LARRY DON MC COY        VICTORIA KAY MUSIC/AIRRIA MUSIC/JEN ERI TIN PUBLISHING  CR
I WISH THEY MADE A
  MATCH (33.3)                 PENDING    1998 MENTOR WILLIAMS/
                                                TROY SEALS/BUCK MOORE   VICTORIA KAY MUSIC/MIKE CURB MUSIC/
                                                                          DIAMOND STORM MUSIC/KISS MY CASH MUSIC/DREAMWORKS     CR
I WORSHIP THE WOMAN YOU
  WALK ON                      PENDING    1997 CLARK/PIERSON            VICTORIA KAY MUSIC                                      CR
I'D WRITE SONGS ABOUT
  YOU (50)                     PENDING    1997 D. ELLIS/TED FRENCH      VICTORIA KAY MUSIC/TREE HOUSE                           CR
IF I EVER FALL AGAIN           PENDING    1997 CLARK/FERRELL            VICTORIA KAY MUSIC                                      CR
IF IT WASN'T FOR MY HEART(50)  PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR
I'LL NEVER JUMP OFF THAT
  BRIDGE(50)                   PENDING    1997 CLARK/MCCORD             VICTORIA KAY MUSIC                                      CR
I'LL SHOW YOU                  PENDING    1997 DON ELLIS/JAMES NIHAN    VICTORIA KAY MUSIC/EMI APRIL INC./REO GLOBAL ENT.       CR
I'M GOIN' NOWHERE IN A
  HURRY(50)                    PENDING    1997 CLARK/HARRIS             VICTORIA KAY MUSIC                                      CR
I'M ON YOUR SIDE(50)           PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR
IN GOD'S HANDS (33.3)          PENDING    1998 STEVE CLARK/
                                                BOB SIMON/
                                                JOHNNY MACRAE           VICTORIA KAY MUSIC/JOHN JUAN MUSIC/KNOX MUSIC/
                                                                          BMG SONGS/BIG BEAGLES/TENNESSEE RIDGE RUNNER          GO
INN OF THE MOUNTAIN GODS(50)   PENDING    1997 OGLESBY/WIMBERLY         VICTORIA KAY MUSIC                                      CR
IS THIS GONE ENOUGH (33.3)     PENDING    1998 STEVE CLARK/
                                                RICK HOLT/
                                                JOHNNY MACRAE           VICTORIA KAY MUSIC/BMG SONGS, INC/BIG BEAGLES/
                                                                          TENNESSEE RIDGE RUNNER                                CR
IT AIN'T THE COWBOY
  WAY(16.67)                   PENDING    1997 CLARK/DONAHUE/WRIGHT/
                                                KILGALLON/BRYANT/
                                                BRYANT                  VICTORIA KAY MUSIC                                      CR
IT ALL COMES DOWN TO
  LOVE (33.3)                  PENDING    1998 DON ELLIS/
                                                VICTORIA SHAW/
                                                STEVEN MCLINTOCK        VICTORIA KAY MUSIC/MCJAMES PUBLISHING                   CR
IT JUST HIT HOME(    )         PENDING    1997 WELLS/
I'VE GOT A SECRET(50)          PENDING    1997 OGLESBY/MORRISON         VICTORIA KAY MUSIC                                      CR
JIMMY & JESUS(50)              PENDING    1997 OGLESBY/WELLS            VICTORIA KAY MUSIC                                      CR
JUKEBOX JUNKIE(50)             PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR


                                                        PLATINUM ENTERTAINMENT
                                                               SONG FILE


       TITLE                     C #      YEAR  COMPOSER                 PUBLISHER                  ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
KILLIN' OFF THE PAST(50)       PENDING    1997 CLARK/MCGUIRE            VICTORIA KAY MUSIC                                      CR
KISS AND SAY GOODBYE (50)      PENDING    1997 RONNA REEVES/DAVID       VICTORIA KAY MUSIC/                                     CR
                                                SANTOS                    SELF-PUB
LAST LOVE IN THIS TOWN (33.3)  PA863107   1997 DON ELLIS/BILLY          VICTORIA KAY MUSIC                                      CR
                                                MONTANA/STEVE DEAN
LAST ONE TO KNOW, THE (50)     PENDING    1997 RONNA REEVES/JERRY DALE  VICTORIA KAY MUSIC/MONK                                 CR
                                                MCFADDEN                  FAMILY MUSIC
LAY DOWN YOUR ARMS (50)        PENDING    1997 DON ELLIS/JAMES NIHAN    VICTORIA KAY MUSIC/EMI                                  CR
                                                                          APRIL INC./REO GLOBAL
                                                                          ENT.
LET GOOD-BYE HURT LIKE IT
 SHOULD(50)                    PENDING    1997 OGLESBY/VANDIVER         VICTORIA KAY MUSIC                                      CR
LET HER BE A WOMAN (33.3)      PENDING    1997 STEVE CLARK/BOB
                                                SIMON/JOHNNY MACRAE     VICTORIA KAY MUSIC/JOHN                                 CR
                                                                          JUAN MUSIC/KNOX MUSIC/
                                                                          BMG SONGS/BIG BEAGLES/
                                                                          TENNESSEE RIDGE RUNNER
LET'S TAKE OUR TIME WITH
 LOVE(50)                      PENDING    1997 OGLESBY/PRESTWOOD        VICTORIA KAY MUSIC                                      CR
LIGHT OF A BRAND NEW LOVE      PENDING    1997 BCLARK/BROWN             VICTORIA KAY MUSIC                                      CR
LONG AND LEAN (33.3)           PENDING    1998 MENTOR WILLIAMS/OMAR
                                                MONDRAGON/WES MENANE    VICTORIA KAY MUSIC                                      CR
LOOK, THE  (50)                PENDING    1997 D. ELLIS/JEFF CHASE      VICTORIA KAY MUSIC/NO PUB                               CR
LOVE LIKE OURS (50)            PENDING    1997 STEVE CLARK/BUCK MOORE   VICTORIA KAY MUSIC/JANAL                                CR
                                                                           MUSIC GROUP
LOVE'S A LOT LIKE A RODEO(50)  PENDING    1997 WELLS/OGLESBY            VICTORIA KAY MUSIC                                      CR
LOVIN' M AKES THE LIVIN'
 (33.3)                        PENDING    1997 STEVE CLARK/DONNY
                                                KEES/MICHAEL HUFFMAN    VICTORIA KAY MUSIC/ACUF                                 CR
                                                                          F-ROSE MUSIC/DIXIE-STARS
                                                                          MUSIC
LUCKIEST MAN ALIVE (50)        PENDING    1997 DON ELLIS/JAMES NIHAN    VICTORIA KAY MUSIC/EMI                                  CR
                                                                          APRIL INC./REO GLOBAL ENT.
MAMA WAS A ROCK(33.3)          PENDING    1997 CLARK/MACRAE/MOORE       VICTORIA KAY MUSIC                                      CR
MANY A DESPERADO(50)           PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR
MIDNIGHT BLUE (33.3)           PENDING    1998 STEVE CLARK/RICK
                                                HOLT/JOHNNY MACRAE      VICTORIA KAY MUSIC/BMG/                                 CR
                                                                          WRITERS FIVE/BMG SONGS,
                                                                          INC/BIG BEAGLES/
                                                                          TENNESSEE RIDGE RUNNER
MORE THAN A FEELING(50)        PENDING    1997 OGLESBY/PRESTWOOD        VICTORIA KAY MUSIC                                      CR
MY FIRST TIME HERE (50)        PENDING    1997 D. ELLIS/STEVE YOCUM     VICTORIA KAY MUSIC/NO PUB                               CR
MY HEART WROTE THAT SONG
 (33.3)                        PENDING    1997 DON ELLIS/M.C.POTTS/
                                                JAMES NIHAN             VICTORIA KAY/EMI APRIL                                  CR
                                                                          MUSIC/REO GLOBAL ENT.
MY LOVE IS A ROCK(25)          PENDING    1997 MICHAEL/SCOTT/ATKINS/
                                                SEIGHMAN                VICTORIA KAY MUSIC                                      CR
NATURAL BORN LOSER             PA811958   1997 STEVE LEWIS CLARK        VICTORIA KAY MUSIC                                      CR
NO MATTER WHERE YOU ARE (25)   PENDING    1997 BOB SIMON/STEVE CLARK    JOHN JUAN MUSIC/KNOX                                    CR
                                                                          MUSIC/VICTORIA KAY MUSIC
NO YESTERDAY(50)               PENDING    1997 OGLESBY/PRESTWOOD        VICTORIA KAY MUSIC                                      CR
NOBODY'S FOOL(66.6)            PENDING    1997 CLARK/WELLS/LAMBERT      VICTORIA KAY MUSIC                                      CR
NOWHERE TO FLY(    )           PENDING    1997 CLARK/
ON A DREAM AND A PRAYER(33.3)  PENDING    1997 CLARK/BROWN/MILLER       VICTORIA KAY MUSIC                                      CR
ONCE I HAD A DREAM(50)         PENDING    1997 OGLESBY/CORLEY           VICTORIA KAY MUSIC                                      CR
ONE OF THESE DAYS(50)          PENDING    1997 ATKINS/SEIGHMAN          VICTORIA KAY MUSIC                                      CR
ONE TRACK MIND(50)             PENDING    1997 OGLESBY/STARNER          VICTORIA KAY MUSIC                                      CR
ONLY GOD KNOWS (50)            PENDING    1998 STEVE CLARK/BOB SIMON    VICTORIA KAY MUSIC/JOHN                                 CR
                                                                          JUAN MUSIC/KNOX MUSIC
OUTLAW(50)                     PENDING    1997 CLARK/MOORE              VICTORIA KAY MUSIC                                      CR
PERFECT CIRCLE(50)             PENDING    1997 OGLESBY/CHEWNING         VICTORIA KAY MUSIC                                      CR
PICTURE ON THE WALL(50)        PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR
PIGS CAN FLY (PIGSKIN FLY)
 (50)                          PENDING    1997 DON ELLIS/JAMES NIHAN    VICTORIA KAY MUSIC/EMI                                  CR
                                                                          APRIL INC./REO GLOBAL
                                                                          ENT.
POOR MAN'S WIFE (50)           PENDING    1998 DON ELLIS/BILLY MONTANA  VICTORIA KAY MUSIC/                                     CR
                                                                          MAGNATONE MUSIC
PROVE YOU WRONG(50)            PENDING    1997 OGLESBY/BLAZY            VICTORIA KAY MUSIC                                      CR
REAL THING, THE(50)            PENDING    1997 CLARK/MOORE              VICTORIA KAY MUSIC                                      CR
REBEL FROM DIXIE(50)           PENDING    1997 CLARK/MCDONOUGH          VICTORIA KAY MUSIC                                      CR
RUSTIN' IN THE RAIN(    )      PENDING    1997 WELLS/
RUSTY(50)                      PENDING    1997 CLARK/MCNIGHT/HOLBROOK/  VICTORIA KAY MUSIC                                      CR
                                                SHELTON
SCATTERED SHOWERS (33.3)       PENDING    1997 DON ELLIS/M.C. POTTS/    VICTORIA KAY MUSIC/EMI                                  CR
                                                JAMES NIHAN             APRIL INC./REO GLOBAL ENT.
SHADE TREE MECHANIC(33.3)      PENDING    1997 CLARK/CORDLE/SHELL       VICTORIA KAY MUSIC                                      CR
SHE DOESN'T KNOW(50)           PENDING    1997 ATKINS/SEIGHMAN          VICTORIA KAY MUSIC                                      CR
SHE DON'T FOOL AROUND (33.3)   PENDING    1998 STEVE CLARK/BOB SIMON/   VICTORIA KAY MUSIC/JOHN                                 CR
                                                                          JUAN MUSIC/KNOX MUSIC
                                                DAVID TROUT
SHE KNOWS HOW TO LOVE ME(50)   PENDING    1997 CLARK/MOORE              VICTORIA KAY MUSIC                                      CR
SHE LET IT GO (33.3)           PENDING    1998 DON ELLIS/TED FRENCH/    VICTORIA KAY MUSIC/OFF                                  CR
                                                 TOM PADEN                THE GREEN MUSIC,DIV. OF
                                                                          SIMBA ENT./FRENCHRIGHT
                                                                          MUSIC/PADEN PLACE MUSIC
SHE'S READY FOR A REVOLUTION
 (33.3)                        PENDING    1997 D. ELLIS/J. ALLISON/
                                                REEVES                  VICTORIA KAY MUSIC/ALLISONGS                            CR
SHE'S STILL GOT AN INNOCENT
 HEART(50)                     PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR
SHE'S WALKIN' AWAY(50)         PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR
SMALL TOWN HONKYTONK (33.3)    PENDING    1998 MENTOR WILLIAMS/         VICTORIA KAY MUSIC/BABY                                 CR
                                                ED STETSER/TROY SEALS     DUPLIN'S MUSIC/MIKE CURB
                                                                          MUSIC/DIAMOND STORM MUSIC/
                                                                          KIS MY  CASH MUSIC
SMALL TOWN LOVE(50)            PENDING    1997 WELLS/MORRISON           VICTORIA KAY MUSIC                                      CR
SO BAD TO BE SO GOOD(50)       PENDING    1997 CLARK/TAYLOR             VICTORIA KAY MUSIC                                      CR
SOEMONE WITH THE SAME HEART
 (33.3)                        PENDING    1998 DON ELLIS/STEVE DEAN/    VICTORIA KAY MUSIC/TOM                                  CR
                                                BILLY MONTANA             COLLINS MUSIC/MAGNATONE
                                                                          MUSIC PUB
SOME MEMORIES ARE BEST LEFT
 ALONE(33.3)                   PENDING    1997 CLARK/MOORE/MACRAE       VICTORIA KAY MUSIC                                      CR


                                                        PLATINUM ENTERTAINMENT
                                                               SONG FILE


       TITLE                     C #      YEAR  COMPOSER                 PUBLISHER                       ARTIST                CODE
------------------------------------------------------------------------------------------------------------------------------------
SOME MONDAY(50)                PENDING    1997 OGLESBY/WIMBERLY         VICTORIA KAY MUSIC                                      CR
SOMEHOW I DO (50)              PENDING    1998 DON ELLIS/JAMES NIHAN    VICTORIA KAY MUSIC/EMI                                  CR
                                                                          APRIL MUSIC INC/REO
                                                                          GLOBAL ENT
SOMETIMES HE BREAKS MY
 HEART (33.3)                  PENDING    1997 CLARK/VIDA/SIMON         VICTORIA KAY MUSIC                                      CR
SOMETIMES YOU'RE JUST
 THERE (33.3)                  PENDING    1998 MENTOR WILLIAMS/TROY
                                                SEALS/ED STETSER        VICTOR KAY MUSIC/MIKE                                   CR
                                                                          CURB MUSIC/DIAMOND STORM
                                                                          MUSIC/KISS MY CASH MUSIC/
                                                                          BABY DUPLIN'S MUSIC
SOMETIMES(50)                  PENDING    1997 LEHMBERG/CLARK           VICTORIA KAY MUSIC                                      CR
SOMEWHERE BETWEEN THE EARTH
 AND THE ANGELS (50)           PENDING    1998 DON ELLIS/C. LACKEY      VICTORIA KAY MUSIC/[ILLEGIBLE]                          CR
SOMEWHERE IN THE NIGHT (33.3)  PENDING    1997 CLARK/MACRAE/FERRELL     VICTORIA KAY MUSIC/BMG                                  CR
                                                                          SONGS/TENNESSEE RIDGE
                                                                          RUNNER/WE MAKE MUSIC/
                                                                          BIG BEAGLES
STILL WANTING YOU(50)          PENDING    1997 CLARK/MOORE              VICTORIA KAY MUSIC                                      CR
SURE THING(50)                 PENDING    1997 OGLESBY/WELLS            VICTORIA KAY MUSIC                                      CR
TEN MINUTES AGO (50)           PENDING    1998 STEVE CLARK/BOB SIMON    VICTORIA KAY MUSIC/JOHN                                 CR
                                                                          JUAN MUSIC/KNOX MUSIC
TEXACO ROSE (50)               PENDING    1998 MENTOR WILLIAMS/TROY
                                                SEALS                   VICTORIA KAY MUSIC/MIKE                                 CR
                                                                          CURB MUSIC/DIAMOND STORM
                                                                          MUSIC/KISS MY CASH MUSIC
THAT WAS THEN (THIS IS
 NOW) (33.3)                   PENDING    1997 MICHAEL/DONAHUE/CLARK    VICTORIA KAY MUSIC                                      CR
THAT'S ME WITHOUT YOU(50)      PENDING    1997 OGLESBY/PRESTWOOD        VICTORIA KAY MUSIC                                      CR
THAT'S THE THANKS I GET (50)   PENDING    1997 DON ELLIS/STEVE YOACUM   VICTORIA KAY MUSIC                                      CR
THAT'S WHAT IT'S ALL
 ABOUT (50)                    PENDING    1998 STEVE CLARK/BILLY        VICTORIA KAY MUSIC/IRVING                               CR
                                                BURNETT                   MUSIC INC/BEAU-BILLY SONGS
THAT'S WHAT ONE NIGHT CAN
 DO(16.6)                      PENDING    1997 MICHAEL HUFFMAN/DONNY
                                                KEES/BOB MORRISON       VICTORIA KAY MUSIC/DIXIE
                                                                         STARS MUSIC/ACUFF-ROSE/
                                                                         SOUTHERN DAYS MUSIC            LARRY STEWART           CR
THAT'S YOURS (50)              PENDING    1997 DON ELLIS/JAMES NIHAN    VICTORIA KAY/REO GLOBAL ENT.                            CR
THE HILL BEHIND THE HOUSE
 (33.3)                        PENDING    1998 STEVE CLARK/BOB          VICTORIA KAY MUSIC/JOHN
                                                SIMON/JIMMY LAMBERT       JUAN MUSIC/KNOX MUSIC                                 CR
THE PRAYER (33.3)              PENDING    1998 STEVE CLARK/BOB          VICTORIA KAY MUSIC/JOHN                                 CR
                                                SIMON/JOHNNY MACRAE       JUAN MUSIC/KNOX MUSIC/BMG
                                                                          SONGS/BIG BEAGLES/
                                                                          TENNESSEE RIDGE RUNNER
THE TRUTH (50)                 PENDING    1998 DON ELLIS/JODY HARRIS    VICTORIA KAY MUSIC/SIXTEEN
                                                                          STARS MUSIC                                           CR
THE WHOLE ENCHALADA (50)       PENDING    1998 MENTOR WILLIAMS/BUCK
                                                MOORE                   VICTORIA KAY MUSIC/DREAMWORKS                           CR
THERE GOES MY HEART(50)        PENDING    1997 CLARK/BROWN              VICTORIA KAY MUSIC                                      CR
THERE I SAID IT (33.3)         PENDING    1998 DON ELLIS/BILLY          VICTORIA KAY MUSIC/MAGNATONE                            CR
                                                MONTANA/HEATH WRIGHT      MUSIC/EMI APRIL, INC
THERE'S NO NEED(50)            PENDING    1997 OGLESBY/HALLIGAN         VICTORIA KAY MUSIC                                      CR
THESE DAYS THOSE DAYS ARE
 GONE (50)                     PENDING    1998 DON ELLIS/JAMES NIHAN    VICTORIA KAY MUSIC/EMI                                  CR
                                                                          APRIL MUSIC, INC./REO
                                                                          GLOBAL  ENT
THIS IS A SMALL TOWN (50)      PENDING    1997 DON ELLIS/BILLY MONTANA  VICTORIA KAY MUSIC                                      CR
THIS IS NOT WHAT I HAD IN
 MIND (50)                     PENDING    1997 RONNA REEVES/RANDY
                                                ARCHER                  VICTORIA KAY MUSIC/POLYGRAM                             CR
TIL YOU'VE MADE AN ANGEL CRY
 (33.3)                        PENDING    1997 STEVE CLARK/EDDIE        VICTORIA KAY MUSIC/BMG                                  CR
                                                MONTGOMERY/JOHNNY         SONGS INC/BIG BEAGLES/
                                                MACRAE                    TENNESSEE RIDGE RUNNER
TILL WE FIND LOVE AGAIN(    )  PENDING    1997 WELLS/
TODAY AIN'T THAT DAY ANYMORE
 (33.3)                        PENDING    1998 STEVE CLARK/BOB          VICTORIA KAY MUSIC/JOHN                                 CR
                                                SIMON/JIMMY LAMBERT       JUAN MUSIC/KNOX MUSIC
TONIGHT THIS QUARTER AIN'T
 WORTH A DIME(50)              PENDING    1997 STEVE CLARK/EARL BUD
                                                LEE                     VICTORIA KAY MUSIC                                      CR
TOUCHED BY AN ANGEL (33.3)     PENDING    1998 MENTOR WILLIAMS/OMAR
                                                MONDRAGON/WES MENANE    VICTORIA KAY MUSIC                                      CR
TRUE LIES  (50)                PENDING    1998 DON ELLIS/STACEY BYERS   VICTORIA KAY MUSIC                                      CR
UNHAPPILY EVER AFTER (33.3)    PENDING    1998 STEVE CLARK/HEATH        VICTORIA KAY MUSIC/EMI                                  CR
                                                WRIGHT/JOHNNY MACRAE      APRIL MUSIC/BMG SONGS/BIG
                                                                          BEAGLES/TENNESSEE RIDGE
                                                                          RUNNER
WALKIN' CONTRADICTION(50)      PENDING    1997 OGLESBY/CORELY           VICTORIA KAY MUSIC                                      CR
WANNA BE (50)                  PENDING    1998 DON ELLIS/BILLY MONTANA  VICTORIA KAY MUSIC/                                     CR
                                                                          MAGNATONE MUSIC PUB.
WE'RE SOMEWHERE IN THE
 RUNNIN' (50)                  PENDING    1998 DON ELLIS/BRIAN SMITH    VICTORIA KAY MUSIC                                      CR
WHAT ARE YOU GETTING' AT (50)  PENDING    1998 STEVE CLARK/BILLY        VICTORIA KAY MUSIC/IRVING
                                                BURNETT                   MUSIC INC/BEAU-BILLY SONGS                            CR
WHAT HAVE I UNDONE(50)         PENDING    1997 OGLESBY/HOLMES           VICTORIA KAY MUSIC                                      CR
WHAT ONE NIGHT CAN DO(16.65)   PENDING    1997 MORRISON/KEES/HUFFMAN    VICTORIA KAY MUSIC/SOUTHERN                             CR
                                                                          DAYS/ACUFF-ROSE/DIXIE ROSE
WHAT WOULD YOU SAY(50)         PENDING    1997 CLARK/DONAHUE            VICTORIA KAY MUSIC                                      CR
WHEN A STRANGER CHANGES YOUR
 MIND (50)                     PENDING    1997 STEVE CLARK/ANGEL        VICTORIA KAY/MIDNIGHT CHART                             CR
                                                CROPPER/KIM  DAY          EXPEDITION/RANDY TALMADGE
WHEN I THINK ABOUT YOU(50)     PENDING    1997 OGLESBY/WELLS            VICTORIA KAY MUSIC                                      CR
WHEN I USED TO BE YOU (33.3)   PENDING    1997 D. ELLIS/STEVE           VICTORIA KAY MUSIC/TOM                                  CR
                                                DEAN/BILLY MONTANA        COLLINS/MAGNOTONE
WHEN WILL YOU BE GONE (50)     PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC/BMG                                  CR
                                                                          SONGS/TENNESSEE RIDGE
                                                                          RUNNER
WHEN YOU LEAVE YOUR HEART
 BEHIND (50)                   PENDING    1997 CLARK/HARRIS             VICTORIA KAY MUSIC                                      CR
WHERE AM I NOW(50)             PENDING    1997 OGLESBY/SHARP            VICTORIA KAY MUSIC                                      CR
WHERE EAGLES FLY (33.3)        PENDING    1997 DON ELLIS/JIM            VICTORIA KAY MUSIC/
                                                ALLISON/BILLY MONTANA     ALLISONGS/MAGNOTONE                                   CR
WHOSE HEARTACHE IS THIS
 ANYWAY(33.3)                  PENDING    1997 CLARK/MACRAE/MORRISON    VICTORIA KAY MUSIC                                      CR
WITH ANY LUCK AT ALL (33.3)    PENDING    1998 STEVE CLARK/BOB          VICTORIA KAY MUSIC/JOHN                                 CR
                                                SIMON/MICHAEL WARE        JUAN MUSIC/KNOX MUSIC
WORTHLESS(66.6)                PENDING    1997 S. CLARK/M. CLARK/B.     VICTORIA KAY MUSIC                                      CR
                                                MOORE
YES NO MAYBE(50)               PENDING    1997 OGLESBY/PRESTWOOD        VICTORIA KAY MUSIC                                      CR
YOU CAN'T MAKE A HEART LOVE
 SOMEBODY(50)                  PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC                                      CR
YOU DON'T HAVE TO LIVE WITH
 IT (I DO)  (33.3)             PENDING    1997 CLARK/FERRELL/CONLEY     VICTORIA KAY MUSIC/WE                                   CR
                                                                          MAKE MUSIC/HARRIS-
                                                                          GORDON MUSIC
YOU GOT THE RIGHT IDEA (50)    PENDING    1998 DON ELLIS/HEATH WRIGHT   VICTORIA KAY MUSIC/EMI                                  CR
                                                                          APRIL MUSIC, INC.
YOU MUST HAVE READ MY
 HEART (50)                    PENDING    1997 OGLESBY/HOLMES           VICTORIA KAY MUSIC                                      CR


                                                        PLATINUM ENTERTAINMENT
                                                               SONG FILE


       TITLE                     C #      YEAR    COMPOSER                         PUBLISHER           ARTIST                   CODE
------------------------------------------------------------------------------------------------------------------------------------
YOUR GUESS IS AS GOOD AS
 MINE                          PENDING    1997 CLARK/CONLEY             VICTORIA KAY MUSIC                                      CR
YOU'RE NOT WAITING ANYMORE     PENDING    1997 CLARK/CONLEY             VICTORIA KAY MUSIC                                      CR
YOU'VE BEEN HIDIN' BEHIND      PENDING    1997 CLARK/MACRAE             VICTORIA KAY MUSIC/BMG                                  CR
 THAT HEARTACHE LONG ENOUGH                                               SONGS/TENNESSEE RIDGE
 (50)                                                                     RUNNER


                                                                  EXHIBIT B(i)
                                                                  Schedule 10.14

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      LICENSE
                                                                                                        REVERSION    REVERSION
SELECTION #  PRJ #  TITLE                           ARTIST                       SR #       SR DATE       DATE         DATE
---------------------------------------------------------------------------------------------------------------------------------

      4079    964   Killed By Cain (REX)            Killed By Cain               PENDING     1993            2068
      8530    807   Tribute To James Cleveland      Various                      175494      1991            2066
      8536    806   In God's Own Time               Turrentine - Agee, Evelyn    144534      1992            2067
      8537    774   Designer's Original             Hall, Danniebelle            144530      1992            2067
      9992    972   Sweet Family Music              Various                      PENDING     1996            2071
     40001    929   Extraction From Morality (REX)  Believer                     PENDING     1989            2064
     40010    930   Sanity Obscure (REX)            Believer                     PENDING     1990            2065
     40024    951   Demolition (REX)                Various                      223852      1992            2067
     40042    900   Dimensions (REX)                Believer                     225306      1993            2068
     40047    940   Ticklewigglejigglepickle (REX)  Hot Pink Turtle              220156      1993            2068
     40053    917   Fatherless and the Widow (REX)  Sixpence None The Richer     PENDING     1993            2068
     41001    933   If But For One (REX)            Detritus                     PENDING     1993            2068
     41004    924   I Predict A Clone (REX)         Various                      224674      1994            2069
     41005    947   Exhumed of the Earth (REX)      Paramaecium                  226067      1994            2069
     41008    904   Speckled Bird (REX)             Choir                        226035      1994            2069
     41009    928   Unveiled (REX)                  Whitecross                   223853      1994            2069
     41011    899   Psalm 1 (REX)                   Ballard, Jack                201210      1994            2069
     41012    931   Bliss Bliss (REX)               Bliss Bliss                  224664      1994            2069
     41015    955   Sane (REX)                      Velocipede                   224700      1994            2069
     41016    918   This Beautiful Mess (REX)       Sixpence None The Richer     PENDING     1995            2070
     41017    898   Misguided (REX)                 Argyle Park                  232956      1995            2070
     41022    927   Equilibrium (REX)               Whitecross                   223835      1995            2070
     41023    911   Language Of Fools (REX)         Love Coma                    224667      1995            2070
     41025    950   Fish Eye Lens (REX)             Soul Shock Remedy            PENDING     1995            2070
     41027    910   Lemonade (REX)                  Leaderdogs                   PENDING     1995            2070
     41030    923   Are We Not Men? (REX)           Various                      231081      1995            2070
     41031    932   Unearthed (REX)                 Crimson Thorn                224669      1995            2070
     41032    953   Electro Shock Therapy (REX)     Various                      227327      1995            2070
     41042    906   Psalmus (REX)                   Johnson, Jeff                PENDING     1995            2070
     42005    956   Fall Babylon Fall (REX)         Veni Domine                  PENDING     1992            2067
     42118    921   All The Flowers (REX)           Throes                       PENDING     1990            2065
     42414    939   Paler Shade (REX)               Mark Hall, Pam               PENDING     1993            2068
     42722    941   Wing and a Prayer (REX)         Krist, Jan                   PENDING     1993            2068
     45002    937   Center of the Earth (REX)       Gianconia, Nic               224942      1994            2069
     45004    938   Liberty Road (REX)              Grace, Steve                 PENDING     1992            2067
     45009    943   Sacred Desire (REX)             Leverett, Mo                 PENDING     1992            2067
     46002    948   Passafist (REX)                 Passafist                    223834      1994            2069
---------------------------------------------------------------------------------------------------------------------------------

                                                                             2

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     LICENSE
                                                                                                       REVERSION    REVERSION
SELECTION #  PRJ #  TITLE                             ARTIST                      SR #      SR DATE      DATE         DATE
---------------------------------------------------------------------------------------------------------------------------------

     46004   944    Inhabit (REX)                     Living Sacrifice            PENDING    1994        2069
     46007   916    Struggle (REX)                    Six Feet Deep               PENDING    1994        2069
     49002   912    Invisible Girl (REX)              Miller, Julie               PENDING    1994        2069
    410282   919    Tickets For A Prayer Wheel (REX)  Sixpence None The Richer    223851     1995        2070
    511592   770    The Light Years                   Commissioned                171098     1995        2070
    540038   779    Keep Love Alive                   Heaven Sent                 172312     1992        2067
    540076   776    Herman Harris & The Voices...     Harris, Herman              170419     1993        2068
    610002   765    The Vision Becomes Clearer        Christianaires              169640     1993        2068
    610024   783    Love Can Heal The World           Madgett, John               189632     1994        2069
    610034   769    Totally Committed                 Committed                   175455     1993        2068
    610254   808    A Salute To The Caravans          Various                     172306     1992        2067
    610282   759    A Gift To You                     Angelic Voices Of Faith     152712     1993        2068
    610294   809    Tribute To James Cleveland #2     Various                     581577     1993        2068
    610304   784    Everything Will Be Alright        Malloy, Donald              170423     1993        2068
    610314   789    Victory                           Miller, Douglas             169629     1993        2068
    610322   800    It's In The Praise                Rhone, Calvin Bernard       175645     1992        2067
    610334   824    Standard                          Witness                     169628     1993        2068
    610742   761    Please Don't Leave Me             Chicago Mass Choir          157821     1993        2068
    610764   804    Born To Worship                   Smith, Esther               183457     1994        2069
    610772   755    Allen & Allen                     Allen & Allen               183461     1994        2069
    610812   793    Let's Magnify The Lord            N C Mass Choir              184376     1994        2069
    610822   786    New Life                          McFarland, Kim              198096     1994        2069
    610832   780    I Shall Not Be Defeated           L A Mass Choir              PENDING    1994        2069
    610862   821    Power                             Williams, Beau              200767     1994        2069
    610892   853    Forever Dance                     Taylor, S. Alan             198070     1994        2069
    610902   810    Gospel's Greatest Hits            Various                     193991     1994        2069
    610922   801    Live...I'a A Winner               Rhone, Calvin Bernard       198106     1994        2069
    610932   791    Refreshing                        Moody Jr., Carlis           200738     1994        2069
    610942   772    The Sun Will Shine Again          Greater Emmanual Mass Choir 198075     1994        2069
    610982   854    Steve Kolander                    Kolander, Steve             198194     1994        2069
    611002   868    Heart Of The City                 Colby/Caruso                200735     1994        2069
    611012   825    He Can Do The Impossible          Witness                     191200     1994        2069
    611022   790    Live In Houston                   Miller, Douglas             200996     1995        2070
    611032   862    Spirit Dancer                     Kapono, Henry               210564     1995        2070
    611042   775    The Best Gets Better              Hall, Danniebelle           210570     1995        2070
    611052   811    Gentlemen Of Gospel, Vol 3        Various                     200766     1994        2069
    611062   812    Choirs En Masse                   Various                     200768     1994        2069
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       LICENSE
                                                                                                         REVERSION    REVERSION
SELECTION # PRJ #   TITLE                           ARTIST                       SR #        SR DATE       DATE         DATE
---------------------------------------------------------------------------------------------------------------------------------

    611072  785     Hold On.. To The Promise          Malloy, Donald                200757     1994      2069
    611092  766     Reaching Out                      Christianaires                173325     1995      2070
    611102  863     One Clear Voice                   Cetera, Peter                 210180     1995      2070
    611122  768     Miracles                          Clayton, Merry                201703     1994      2069
    611132  792     Brothers & Sisters...             Moore, James                  29530      1981      2056
    611222  762     I'm So Grateful                   Chicago Mass Choir            200684     1994      2069
    611242  756     A-Blazing Grace                   Allen & Allen                 211627     1995      2070
    611252  813     Gospel's Greatest Hits, Vol 2     Various                       209775     1995      2070
    611272  773     Honor His Name                    Greater Emmanual Mass Choir   178794     1995      2070
    611322  815     Gospel Jubilee                    Various                       PENDING    1994      2069
    611332  760     Getting Ready                     Angelic Voices Of Faith       178810     1995      2070
    611402  855     Life & Love & All The Stages      Dunn, Holly                   191245     1995      2070
    611412  794     He's All That                     N C Mass Choir                210572     1995      2070
    611422  857     After The Dance                   Reeves, Ronna                 215829     1995      2070
    611432  778     Hawkins Family Collection         Hawkins, Walter               198398     1995      2070
    611462  798     Keep Pressin' On                  Powell, Hubert                200946     1995      2070
    611472  822     Best Of                           Williams, Beau                169506     1995      2070
    611482  802     Yesterday, Today, Forever         Rhone, Calvin Bernard         213732     1995      2070
    611492  817     Essential Blues                   Various                       210088     1995      2070
    611502  757     Christmas Like Never Before       Allen & Allen                 213748     1995      2070
    611512  787     Amazing                           McFarland, Kim                220127     1996      2071
    611562  771     The Light Years                   Crouch, Andrae                213750     1995      2070
    611572  823     Light Years                       Winans                        213730     1995      2070
    611582  777     The Light Years                   Hawkins, Walter               213731     1995      2070
    611602  796     God Is Able                       Nu City Mass Choir            217906     1996      2071
    611612  781     Unconditional Love                L A Mass Choir                215218     1995      2070
    611622  858     Starting Now                      Crosby, Rob                   170928     1995      2070
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         LICENSE
                                                                                                           REVERSION    REVERSION
SELECTION # PRJ #   TITLE                                  ARTIST                       SR #     SR DATE     DATE         DATE
---------------------------------------------------------------------------------------------------------------------------------

    611652  763     Best Of                                Chicago Mass Choir           221616     1995      2070
    611722  859     Heartbreak Town                        Azar, Steve                  223687     1996      2071
    611762  764     Hold On, Don't Give Up                 Chicago Mass Choir           219976     1996      2071
    611772  816     Gospel Jubilee, Vol 2                  Various                      225804     1996      2071
    611792  819     Essential Gospel                       Various                      218044     1996      2071
    611832  818     Essential Blues, Vol 2                 Various                      188413     1996      2071
    611852  826     A Song In The Night                    Witness                      219977     1996      2071
    611932  867     Essential Southern Rock                Various                      PENDING    1997      2072
    611952  758     Come Sunday                            Allen & Allen                188628     1996      2071
    611982  866     Lost In Reality                        Player                       PENDING    1996      2071
    612032  820     Growing Up                             Walt Whitman                 220125     1996      2071
    612042  876     Pieces Of A Puzzle                     Kolander, Steve              188595     1996      2071
    612052  860     Stars & Stripes                        Beach Boys                   218063     1996      2071
    612062  788     Choice To Rejoice                      Michael Brooks & Nation      220123     1996      2071
    612072  877     The Girl Next Door                     Bernard, Crystal             227955     1996      2071
    612082  803     Joy Will Come                          Rhone, Calvin Bernard        224720     1996      2071
    612092  795     Great Things                           N C Mass Choir               188794     1997      2072
    612112  782     Best Of                                L A Mass Choir               226528     1996      2071
    612122  856     Leave One Bridge Standing              Dunn, Holly                  238652     1997      2072
    612132  767     Saints Hold On                         Christianaires               205625     1997      2072
    612152  805     A Silver Lining                        Totally Committed            220230     1996      2071
    612402  875     Let's Go To Church                     National Baptist Convention  205611     1997      2072
    612502  864     A Collection                           Cetera, Peter                238598     1997      2072
    612512  984     Songs Of Janis Joplin, Blues Down Deep Various                      236166     1997      2072
    612572  968     Essential Women In Blues               Various                      201356     1997      2072
    612582  915     Road Less Traveled (REX)               Six Feet Deep                224719     1996      2071
    612612 1001     You Have My Heart                      Trent, Tammy                 205622     1997      2072
    612642  996     Essential Smokey Blues                 Various                      232906     1997      2072
    612652  995     Essential Roadhouse Blues              Various                      220439     1997      2072
    612672  889     You Love Me                            Chicago Mass Choir           363622     1997      2072
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          LICENSE
                                                                                                              REVERSION  REVERSION
SELECTION # PRJ #  TITLE                                         ARTIST                    SR #      SR DATE     DATE      DATE
-------------------------------------------------------------------------------------------------------------------------------

    612732   998   Live At House Of Blues Chicago                 Blues Brothers & Friends  240309       1997   2072
    612762  1023   Cover Me                                       Candi Staton              241019       1997   2072
    612772  1040   Give It Up                                     Williams. B. Chase        PENDING      1997   2072
    612782  1043   According To James Hall, Ch. 3                 Hall, James               PENDING      1997   2072
    612792  1045   Live In Detroit                                Winans, Vickie            244193       1997   2072
    612802  1020   Essential Chicago Blues                        Various                   236165       1997   2072
    612852  1048   Heaven                                         Bronx Mass Choir          243028       1997   2072
    612862  1029   Essential Texas Blues                          Various                   240310       1997   2072
    612952   986   Tribute To Jim Croce                           Various                   240341       1997   2072
    613002  1030   Essential Harmonica Blues                      Various                   242987       1997   2072
    613012  1032   Essential Guitar Blues                         Various                   240735       1997   2072
    613022  1038   House Of Praise                                Michael Brooks & Nation   246291       1997   2072
    613032  1042   A New Vision                                   Imani Project             188880       1997   2072
    613112  1037   Holdin' On                                     Blind Boys of Alabama     240733       1997   2072
    613122  1033   He Leadeth Me                                  Houston, Cissy            240080       1997   2072
    613132  1031   Essential Piano Blues                          Various                   240111       1997   2072
    613152  1024   Paint It Blue - Songs of the Rolling Stones    Various                   243521       1997   2072
    613182  1044   Heart Of A Love Song                           Becton, William           242989       1997   2072
    613202  1052   Back To The Drawing Board                      LA Mass Choir             PENDING      1998   2073
    630182  1054   You're The Inspiration (Single)                Cetera, Peter w/ Az Yet   PENDING      1997   2072
    645092  1005   Joyful Noise, Vol. 1                           Various                   PENDING      1997   2072
    645242  1007   Glad Radio Anthology                           Glad                      PENDING      1997   2072
    650842   841   Debby Lytton Lloyd                             Lloyd, Debby Lytton       207236       1995   2070
    651162   830   Captured In Time                               Glad                      43203        1982   2057
    651172   831   Champion Of Love                               Glad                      CR returned
                                                                                              to Glad    1985   2060
    651182   832   No Less Than All                               Glad                      62609        1983   2058
    651192   833   Live At The Kennedy Center                     Glad                      59362        1984   2059
    651202   834   Who Do You Love?                               Glad                      CR returned
                                                                                              to Glad    1987   2062
    651262   835   Color Outside The Lines                        Glad                      200935       1995   2070
    651442   840   Ron Larson                                     Larson, Ron               213733       1995   2070
    651522   843   Light Years                                    Sweet Comfort Band        213754       1995   2070
    651532   842   Light Years                                    Resurrection Band         171106       1995   2070
    651542   827   Light Years                                    Allies                    197892       1995   2070
    651552   829   Light Years                                    Duncan, Bryan             213865       1995   2070
    651662   836   A Cappella Gershwin                            Glad                      169516       1995   2070
-------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     LICENSE
                                                                                                         REVERSION  REVERSION
SELECTION # PRJ #    TITLE                             ARTIST                  SR #       SR DATE          DATE       DATE
---------------------------------------------------------------------------------------------------------------------------------

    651802   837     The A Capella Project 3           Glad                    188621      1996            2071
    651812   849     Live Gospel Experience, Vol 1     Various                 217650      1996            2071
    651822   850     Live Gospel Experience, Vol 2     Various                 217641      1996            2071
    651842   828     Classic Carmichael                Carmichael, Ralph       223542      1996            2071
    651862   851     Live Gospel Experience, Vol 3     Various                 232653      1996            2071
    651872   852     Live Gospel Experience, Vol 4     Various                 232652      1996            2071
    651902   844     Hour Of Classic Hymns             Various                 188416      1996            2071
    651912   845     Hour Of Gospel Hymns              Various                 222946      1996            2071
    651962   846     Hour Of A Cappella Hymns          Various                 226448      1996            2071
    651972   847     Hour Of Old Fashioned Hymns       Various                 226449      1996            2071
    652102   848     Hour Of Christmas Hymns           Various                 224968      1996            2071
    652412   888     Flytrap                           Whitecross              230023      1996            2071
    652422   981     Starball Contribution (Flying)    Various                 205612      1997            2072
    652432   974     Lovelife ep (Flying Tart)         Julies                  227204      1996            2071
    652442   973     Pride Kills (Flying Tart)         Left Out                188660      1996            2071
    652452   982     Christmas In Heaven (Flying)      Various                 230024      1996            2071
    652482  1002     Rock Music With Singing           Duraluxe                246305      1997            2072
    652532  1000     In The Year King Uzziah (Flying   One 21                  PENDING     1997            2072
    652542   976     Digitalis (Flying Tart)           Situation Taboo         PENDING     1997            2072
    652632   896     Now That We Have Your Attention   Rocketboy               246298      1997            2072
    652702   960     More Than You'll Ever Know        Page, Lisa              188825      1997            2072
    690043   869     Matters Of The Heart (Video)      Commissioned            PENDING     1994            2069
    690083   871     Gospel's Greatest Hits (Video)    Various                 PA699349    1994            2069
    690093   872     Live In Houston (Video)           Miller, Douglas         PENDING     1995            2070
    690103   873     Live In Florida (Video)           Allen & Allen           PA764330    1995            2070
    690113   874     Essential Gospel (Video)          Various                 PA803925    1996            2071
    870032   987     I Brought Him With Me (HOB)       Blind Boys of Alabama   345171      1996            2071
    870042   988     Way Past Blue (HOB)               Ripp, Jimmy             344943      1996            2071
    870052   989     Left Hand Brand (HOB)             Gales Brothers          344956      1996            2071
    870062   990     Against The Wall (HOB)            Mooney, John            344954      1996            2071
    870072   991     Face To Face (HOB)                Houston, Cissy          344944      1996            2071
    870082   992     Hot Biscuits (HOB)                Various                 224997      1996            2071
    870092   993     King Dollar (HOB)                 Black, Paul             344955      1996            2071
    708924   588     Totally Committed                 Smith, Howard           86617       1985            2060
    708967   597     Little Foxes                      Barnabas                82219       1986            2061
    708991   706     Grateful for Your Love            King James Version      86615       1986            2061
    709068   614     This Town                         Fraizer, Rob            71690       1986            2061
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  LICENSE
                                                                                                    REVERSION    REVERSION
SELECTION #  PRJ # TITLE                         ARTIST                       SR #        SR DATE     DATE          DATE
----------------------------------------------------------------------------------------------------------------------------

    709122   616   Holy Rollin'                  Duncan, Bryan               78801          1986      2061
    709157   617   Virtues                       Allies                      82220          1986      2061
    709440   619   I Must Go On                  Miller, Shirley             82223          1986      2061
    710023   621   Treasury                      Hawkins, Tramaine           COMPILATION    1986      2061
    710740   742   Autograph                     Crouch, Andrae              COMPILATION    1986      2061
    711097   701   Look Up And Live              NJ Mass Choir               98682          1986      2061
    711488   709   Go Tell Somebody              Commissioned                82221          1986      2061
    712379   741   Love Alive Reunion            Hawkins, Walter             COMPILATION    1987      2062
    730016   704   Be Encouraged                 Winans, Vickie              83955          1987      2062
    730024   613   Scrimshaw                     DiGesare, Nathan            90201          1987      2062
    730032   708   This Joy                      New King James Version      91354          1987      2062
    730059   710   On The Winning Side           Commissioned                92349          1988      2063
    730067   705   Amazing                       Kingdom                     90966          1987      2062
    730083   740   Ladies of Gospel              Various                     COMPILATION    1987      2062
    730091   739   Now and Then                  Duncan, Bryan               COMPILATION    1987      2062
    730113   711   Hold Up The Light             NJ Mass Choir               91351          1988      2063
    730121   716   All Time Gospel Classic 1     Voices of Light             92873          1988      2063
    730148   724   Back To The Cross             Williams, Melvin            93698          1988      2063
    730164   716   All Time Gospel Classic 2     Voices of Light             109334         1989      2064
    730172   737   Live! Give Him The Glory      L A Mass Choir              100401         1988      2063
    730180   700   I'll Be With You              Coley, Daryl                129997         1988      2063
    730199   702   Will You Be Ready             Commissioned                122212         1988      2063
    730202   703   Total Victory                 Winans, Vickie              105823         1989      2064
    730210   707   Wonderful                     Williams, Beau              103323         1989      2064
    730237   725   Hero's                        NJ Mass Choir               110654         1989      2064
    730261   736   Ordinary Just Won't Do        Commissioned                116714         1989      2064
    730288   713   Can't Hold Back               L A Mass Choir              112224         1989      2064
    730296   715   Worth The Wait                Futrel                      115442         1989      2064
    730318   726   Higher                        Williams, Beau              130036         1990      2065
    730326   714   Gentlemen of Gospel           Various                     COMPILATION    1990      2065
    730342   717   Heaven Sent                   Heaven Sent                 120177         1990      2065
    730350   718   As One                        As One                      142939         1991      2066
    730377   745   Parkes                        Stewart, Parkes             135636         1991      2066
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    LICENSE
                                                                                                      REVERSION    REVERSION
SELECTION #  PRJ #   TITLE                           ARTIST                      SR #       SR DATE      DATE        DATE
---------------------------------------------------------------------------------------------------------------------------------

    730407   722     Best of New Jersey Mass         NJ Mass Choir               COMPILATION  1991       2066
    730423   723     The Vision                      Howard, Pattie              135636       1991       2066
    730431   729     Together                        Kurt Carr Singers           134679       1991       2066
    730458   727     From The Inside Out             Strickling-Jones, Arvis     126305       1990       2065
    730466   728     The Only Hope                   Viale, Gene                 127190       1991       2066
    730482   730     Right Now "If You Believe"      Chicago Mass Choir          135634       1991       2066
    730555   733     Come As You Are                 L A Mass Choir              146355       1992       2067
    730563   735     A Collection                    Commissioned                COMPILATION  1991       2066
    730571   738     Best Of Vickie Winans           Winans, Vickie              COMPILATION  1991       2066
    730598   744     Gentlemen Of Gospel, Vol 2      Various                     COMPILATION  1991       2066
    730601   743     The Classics                    Crouch, Andrae              COMPILATION  1991       2066
    730628   743     We Sing Praises                 Crouch, Andrae              COMPILATION  1991       2066
    730636   743     The Contemporary Man            Crouch, Andrae              COMPILATION  1991       2066
    730652   746     Live! In Atlanta                Nero-Butler, Wanda          135638       1991       2066
    730687   749     Back Home Where You Belong      Strickling-Jones, Arvis     141206       1991       2066
    730733   748     Call Him Up                     Chicago Mass Choir          141210       1992       2067
    730768   754     He That Believeth               Chicago Mass Choir          149523       1992       2067
    730776   750     This Is Gospel                  War On Sin                  142936       1992       2067
    730806   753     Love                            Williams, Beau              146501       1992       2067
    730830   752     Sing In The Spirit              N C Mass Choir              147559       1992       2067
    LS5500     7     The Searching Generation        Nachtagall, Rosemary        N/A          1967       2042
    LS5501  754G     I Know Who Holds Tomorrow       Ehret, Bob                  N/A          1968       2043
    LS5502  754H     ORU Choir-The Collegians        ORU Choir                   N/A          1968       2043
    LS5503           ORU Choir-The Collegians        ORU Choir                   N/A          1968       2043
    LS5504     0     Take The Message Everywhere     Crouch, Andrae              N/A          1968       2043
    LS5507    21     My Father's Favorite Songs      Roberts, Richard            N/A          1968       2043
    LS5510    20     I Looked For Love               Carmichael, R/Young People  N/A          1968       2043
    LS5511   123     Songs My Father Taught Me       Carmichael, Carol           N/A          1970       2045
    LS5513           A Quiet Place                   Shepherd, Bob&Blue Meadow   N/A          1968       2043
    LS5514    28     Sunday w/ the King Family       King Family                 N/A          1970       2045
    LS5518           Songs To Live By                World Action Singers        N/A          1969       2044
    LS5520           Oral Roberts Presents/          World Action Singers        N/A          1969       2044
    LS5522   129     Something Good Is Going         Roberts, Richard & Patti    N/A          1969       2044
    LS5524   114     Piano 1 Remember, Vol. 2        Carmichael, Ralph           N/A          1970       2045
    LS5525   118     Walkin' In God's Country        Swordesmen                  N/A          1969       2044
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      LICENSE
                                                                                                        REVERSION    REVERSION
SELECTION # PRJ #    TITLE                               ARTIST                      SR #    SR DATE      DATE         DATE
---------------------------------------------------------------------------------------------------------------------------------

    LS5529   120     Ravenscroft                         Ravenscroft, Thurl          N/A      1969        2044
    LS5532   100     His Land                            Richard, Cliff              N/A      1969        2044
    LS5535   257     On A Rugged Hill                    Owens, Jimmy                *        1973        2048
    LS5538   124     A New Way Of Living                 Dalton, Larry               N/A      1969        2044
    LS5540   122     Searching Questions                 Roberts, Richard            N/A      1969        2044
    LS5541   130     Electric Symphony                   Gassman, Clark              N/A      1970        2045
    LS5542   116     Sometimes I Just Feel It This Way   Carmichael, Ralph           N/A      1970        2045
    LS5544           Love Is Surrender                   Fischer, Clare              N/A      1970        2045
    LS5545    25     Right Now                           Cole, Bill                  N/A      1970        2045
    LS5546   138     Keep On Singin'/Misc. Masters       Crouch, Andrae              N/A      1971        2046
    LS5549           Old Gems-New Settings               World Action Singers        N/A      1969        2044
    LS5550   143     The Cross & Switchblade             Carmichael, Ralph           N/A      1970        2045
    LS5551   146     A New Day                           Certain Sound               N/A      1970        2045
    LS5554   208     All My Life                         Crisswell Jackson, Ann      N438     1971        2046
    LS5555   157     My Little World                     Carmichael, Ralph           N/A      1970        2045
    LS5559   147     Edge of Drifting                    Spradlin/Stanley            N/A      1970        2045
    LS5563   167     Love Is...                          World Action Singers        N/A      1970        2045
    LS5564   172     Family                              Valley, Jim                 N/A      1971        2046
    LS5567   170     Ralph Carmichael Brass Choir        Carmichael, Ralph           N/A      1971        2046
    LS5568   176     Let's Build a Bridge                Dalton, Larry               N/A      1971        2046
    LS5569   180     Amazing Grace                       Roberts, Richard & Patti    N/A      1971        2046
    LS5570   197     Jimmy Owens Conducts                Owens, Jimmy                N/A      1971        2046
    LS5573   182     The Sure Foundation                 Johnson, Paul               N/A      1971        2046
    LS5575   193     ORU Hawaii                          Roberts, Oral               N/A      1971        2046
    LS5578   214     A Quiet Place                       Roberts, Richard & Patti    N/A      1972        2047
    LS5579   213     Oh Great God                        Roberts, Richard            N/A      1972        2047
    LS5580   198     Carol Carmichael Songbook           Carmichael, Carol           N/A      1971        2046
    LS5581   201     Soulfully                           Crouch, Andrae              N1594    1972        2047
    LS5587   205     Sue Raney's People Tree             Raney, Sue                  N/A      1972        2047
    LS5591   211     Reaching Out                        James, Homes                N/A      1971        2046
    LS5593   210     Back Home                           Price, Flo                  N/A      1971        2046
    LS5594   212     Hymns at Sunset                     Carmichael, Ralph           N/A      1971        2046
    LS5595   258     Treasures in Heaven                 Blanchard, Richard          *        1973        2048
    LS5596   137     Tell It Like It Is                  Fischer, Clare              N/A      1970        2045
    LS5598   215     Just Andrae                         Crouch, Andrae              N2537    1972        2047
    LS5599           Sunday A.M.                         Carmichael, Ralph           N/A      1972        2047
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       LICENSE
                                                                                                         REVERSION    REVERSION
SELECTION # PRJ #   TITLE                           ARTIST                       SR #          SR DATE     DATE         DATE
---------------------------------------------------------------------------------------------------------------------------------

    LS5601  221     The Living Sound                Dalton, Larry                 N474          1972       2047
    LS5602  225     Live At Carnegie Hall           Crouch, Andrae                N5852         1973       2048
    LS5603  223     OR Country Roads                World Action Singers          COMPILATION   1972       2047
    LS5605  228     Sunshine Day                    Mc Creary                     N/A           1972       2047
    LS5607  234     Moving With The Brooks          The Brooks                    N/A           1972       2047
    LS5609  242     Patti                           Roberts, Patti                N/A           1972       2047
    LS5610  213     It's Our World                  Roberts, Richard              N/A           1972       2047
    LS5611  241     Mini Musicals                   World Action Singers          N/A           1972       2047
    LS5612  245     Sonlight                        Sonlight                      N/A           1972       2047
    LS5613  244     Christmas w/ Richard&Patti      Roberts, Richard & Patti      N3256         1972       2047
    LS5622  260     Tell The World                  Owens, Jimmy                  *             1973       2048
    LS5623  262     Vision                          Vision                        *             1973       2048
    LS5628  266     The Church is Singing Again     World Action Singers          *             1974       2049
    LS5634  281     Sounds Of Peace                 Sounds of Peace               N10215        1973       2048
    LS5637  286     Take Me Back                    Crouch, Andrae                *             1975       2050
    LS5641  290     The Sixth Day                   Sixth Day                     *             1974       2049
    LS5642  291     It's About Time                 Johnson, Paul                 N/A           1972       2047
    LS5646  300     Growing Together                Good News Circle              *             1974       2049
    LS5650  362     R C Nashville Style             Spurr, Thurlow                *             1976       2051
    LS5652  309     Sing Around The World           Dalton, Larry                 *             1974       2049
    LS5656  318     The Church's 1 Foundation       Mann, Johnnie                 *             1974       2049
    LS5660  324     We're His Church                Master Design                 *             1974       2049
    LS5662  326     Thank You Lord                  Burgess, Dan                  *             1974       2049
    LS5663  329     New Song in the Morning         Monk, Doug                    *             1974       2049
    LS5665  330     Think About Livin'              Sixth Day                     *             1975       2050
    LS5670  337     A Simple Song of Love           Sonshine Circle               *             1975       2050
    LS5671  339     Doug Lawrence                   Lawrence, Doug                *             1975       2050
    LS5672  340     Double Vision                   Roberts, Richard              *             1975       2050
    LS5673  342     Richard & Patti                 Roberts, Richard & Patti      N25680        1975       2050
    LS5674  343     The Savior Is Waiting           Carmichael, Ralph             *             D
    LS5677  352     Old RC Quartet                  Ty Brothers                   *             1976       2051
    LS5678  346     Best of Andrae Crouch           Crouch, Andrae                *             1975       2050
    LS5680  350     R C & The Family of Light       Carmichael, Ralph             N32019        1975       2050
    LS5682  374     The Greyhound 4 Freedoms        Mann, Johnnie                 *             1975       2050
    LS5683  359     This Is Another Day             Crouch, Andrae                N36899        1976       2051
    LS5686  364     Love Alive                      Hawkins, Walter               *             1975       2050
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      LICENSE
                                                                                                        REVERSION    REVERSION
SELECTION #  PRJ #   TITLE                           ARTIST                      SR #        SR DATE      DATE         DATE
---------------------------------------------------------------------------------------------------------------------------------

    LS5687   363     Thank Heaven For Love          Archer, Gary & Sharon         *            1975       2050
    LS5689   365     Kolenda Family                 Kolenda Family                *            1976       2051
    LS5690   366     Where The Spirit of the        Roberts, Richard & Patti      N29319       1975       2050
    LS5691   367     Outer Space/Inner Space        Irwin/Mann                    N32871       1976       2051
    LS5692   368     God's Quiet Love               Mann, Lynn                    *            1976       2051
    LS5695   373     Jana                           Wacker, Jana                  *            1976       2051
    LS5697   371     Great Praise Meeting           Dalton, Larry                 *            1976       2051
    LS5698   379     Christmas Joys                 Carmichael, Ralph             N37580       1976       2051
    LS5699   375     Majesty & Glory                Continentals                  *            1976       2051
    LS5701   361     We Are His People              Good News Circle              *            1976       2051
    LS5703   381     The New Has Come               Messenger                     *            1976       2051
    LS5705   383     Jesus Christ Is The Way        Hawkins, Walter               N40714       1977       2052
    LS5706   384     Bowl Souvenir Album            Various                       COMPILATION  1976       2051
    LS5712   391     Never Felt So Free             Children of the Day           *            1977       2052
    LS5713   392     Come To The Waters             Children of the Day           *            1974       2049
    LS5714   393     With All Our Love              Children of the Day           *            1973       2048
    LS5715   394     Where Else Would I Go          Children of the Day           *            1975       2050
    LS5716   395     Christmas                      Children of the Day           C34822       1975       2050
    LS5717   396     Live in London                 Crouch, Andrae                S377         1978       2053
    LS5726   405     Portrait                       Carmichael, Ralph             *            1977       2052
    LS5730   410     Songs You'll Want To Sing      Burgess, Dan                  *            1977       2052
    LS5731   409     Circles Of Praise              Good News Circle/Sunshine     N45072       1977       2052
    LS5732   414     Keep Singing That Love So      Chere, Tami                   N47492       1977       2052
    LS5735   428     Love Alive 11                  Hawkins, Walter               *            1978       2053
    LS5738   419     Bringin' The Message           Messenger                     2566         1978       2053
    LS5741   422     Brass, String and Ivory        Dalton, Larry                 2280         1978       2053
    LS5744   426     Revive Us Again                Revivaltime Choir             *            1978       2053
    LS5745   427     Grass Roots Music              Zion Mountain Folk            4009         1978       2053
    LS5748   429     Johnny Mann arr. Andrae        Mann, Johnnie                 *            1978       2053
    LS5749   432     Jesus Makes Me Happy           Wacker, Jana                  8665         1978       2053
    LS5750   434     Celebrate His Love             Burgess, Dan                  *            1978       2053
    LS5751   435     Breakin' The Ice               Sweet Comfort Band            6442         1978       2053
    LS5753   436     I Love You With the Love       Gilbert, Jim                  5000         1978       2053
    LS5754   438     He's Everything To Me          Chere, Tami                   7140         1979       2054
    LS5758   443     Portrait Of Love               Byron, Jon                    12078        1979       2054
    LS5759   444     Butterfly                      Children of the Day           9028         1979       2054
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       LICENSE
                                                                                                         REVERSION    REVERSION
SELECTION #  PRJ #   TITLE                           ARTIST                       SR #         SR DATE     DATE         DATE
---------------------------------------------------------------------------------------------------------------------------------

    LS5760   474     Tramaine                       Hawkins, Tramaine             20924         1979       2054
    LS5762   451     Hold On Tight                  Sweet Comfort Band            14432         1979       2054
    LS5763   459     I'll Be Thinking Of You        Crouch, Andrae                14431         1979       2054
    LS5764   452     Look By Faith                  Ugartechea, Becky             15269         1979       2054
    LS5765   453     Kristle Murden                 Murden-Edwards, Kristle       21402         1980       2055
    LS5766   454     White As Snow                  Felix, James                  24215         1980       2055
    LS5770   461     The Hawkins Family             Hawkins, Walter               25482         1980       2055
    LS5774   465     Fill My Life                   Burgess, Dan                  *             1980       2055
    LS5777   468     Confessions                    Rambo, Reba                   23407         1980       2055
    LS5781   473     Daniel                         Hawkins, Daniel               25526         1980       2055
    LS5782   475     Rebel To The Wrong             Agajanian, Dennis             28144         1981       2056
    LS5783   476     Colours                        Resurrection Band             23568         1980       2055
    LS5784   477     Finally                        Crouch, Andrae                *             1982       2057
    LS5785   478     Gospel Gold, Vol. 1            Various                       28664         1980       2055
    LS5789   485     I Feel Like Singing            Hawkins, Walter               35564         1982       2057
    LS5791   487     Beyond Words                   Allreds                       *             1981       2056
    LS5792   488     Introducing the Winans         Winans                        28672         1981       2056
    LS5794   490     Hearts of Fire                 Sweet Comfort Band            29175         1981       2056
    LS5795   491     More of the Best               Crouch, Andrae                28586         1981       2056
    LS5798   494     The Best/Ralph Carmichael      Carmichael, Ralph             COMPILATION   1981       2056
    LS5799   495     Lady Live                      Rambo, Reba                   34492         1982       2057
    LS5800   497     The Number of the Lord         Jubilant Sykes                31880         1981       2056
    LS5803   499     Mommy Don't Love Daddy         Resurrection Band             31340         1981       2056
    LS5807   504     Cutting Edge                   Sweet Comfort Band            42974         1982       2057
    LS5814   513     It's Christmas                 De Azevedo, Lex               *             1982       2057
    LS5816   515     D.M.Z.                         Resurrection Band             866           1982       2057
    LS5817   517     Together                       World Vision                  188           1982       2057
    LS5818   518     Son/Thunder,Daughter/Lite      Rambo, Buck & Dottie          *             1983       2058
    LS5821   521     Determined                     Hawkins, Tramaine             50383         1983       2058
    LS5825   526     We Sing Praises                Crouch, Sandra                46737         1983       2058
    LS5826   527     Long Time Comin'               Winans                        51748         1983       2058
    LS5829   532     Approaching Light Speed        Barnabas                      50217         1983       2058
    LS5831   534     Perfect Timing                 Sweet Comfort Band            59954         1984       2059
    LS5834   537     Best Of Walter Hawkins         Hawkins, Walter               COMPILATION   1984       2059
    LS5838   541     Best Of                        Resurrection Band             COMPILATION   1984       2059
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        LICENSE
                                                                                                          REVERSION    REVERSION
SELECTION #   PRJ #    TITLE                         ARTIST                      SR #           SR DATE        DATE       DATE
-------------------------------------------------------------------------------------------------------------------------------
    LS5843     546     Face To Face                  Smith, Scott                57348           1984          2059
    LS5853     559     Tomorrow                      Winans                      62607           1984          2059
    LS5855     560     We're Waiting On You          Crouch, Sandra              68773           1985          2060
    LS5856     574     Prime Time                    Sweet Comfort Band          COMPILATION     1985          2060
    LS5857     567     Love Alive 111                Hawkins, Walter             *               1984          2059
    LS5858     557     Christmas Spirit              Carmichael, Ralph           58858           1984          2059
    LS5859     566     Cut It Away                   Fraizer, Rob                59953           1984          2059
    LS5860     565     Feel The Fire                 Barnabas                    67351           1984          2059
    LS5864     569     The Allies                    Allies                      65778           1985          2060
    LS5867     573     Dreams, Tales & Lullabyes     Edwards, Dave               *               1985          2060
    LS5871     579     Have Yourself Committed       Duncan, Bryan               *               1985          2060
    LS5872     580     Another Time                  Jones, Bobby                67604           1985          2060
    LS5875     583     Serenity                      Various                     COMPILATION     1985          2060
    LS5876     584     Unspeakable Joy               Miller, Douglas             67756           1985          2060
    LS5881     589     Hot Fudge Sunday              Various                     COMPILATION     1985          2060
    LS5894     602     Yesterday, Today/Tomorrow     Winans                      COMPILATION     1985          2060
    LS5902     611     A Gift For All Seasons        Various                     COMPILATION     1985          2060
    LS7501    754A     Infinity                      Infinity                    *               1981          2056
    LS7502    754B     The Gift Of God               New Bethel Mass Choir       *               1981          2056
              1022     Untitled                      Adam Again                  NOT RELEASED
      1345    1066     Partly Plugged                Atlanta Rhythm Section      PENDING         1998          2073
      1201     887     No Love Lost                  Baker, Sam                  NOT RELEASED    2001
              1061     Untitled                      Bernard, Crystal            BEING           RECORDED
              1018     Untitled                      Bernard, Jerry              BEING           RECORDED
      5210     967     Emmanual                      Carmichael, Ralph           225968          1996          2071
      1353    1017     Terri Carroll Album           Carroll, Terri              PENDING         1998          2073
              1070     Untitled                      Celebration Choir
                                                       (Lunar Eclipse)
      1381    1051     Keep Your Mind On Jesus       Chicago Mass Choir          PENDING         RELEASE
               903     Brainchild (REX)              Circle of Dust              PENDING         1992          2067
              1068     Untitled                      Colorblind (Fresh Wine)     PENDING         RELEASE
              1036     Untitled                      Duraluxe                    NOT RELEASED
   57001/2     886     Stand For Something           Garmon, Terry               198-753         1995          2070
      1348    1059     Live In '97 - Thirty Years
                        In The Spirit                GMWA Mass Choir             PENDING         1997          2072
               962     Age Of..(REX)                 Haven                       PENDING         1989          2064
               963     Your Dying.. (REX)            Haven                       PENDING         1990          2065
      1288    1063     I'm Still Here                Highway QC's                PENDING         1998          2073
               977     Misc. masters (Flying Tart)   Huntingtons                 PENDING         1997          2072
      5288    1014     Fun and Games                 Huntingtons                 NOT RELEASED
              1047     Untitled                      Institutional Mass Choir    PENDING         RELEASE
              1056     Untitled                      Jerard                      BEING           RECORDED
              1073     A Celebration of Life (Lease) Denver, John                RELEASED
--------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         LICENSE
                                                                                                           REVERSION    REVERSION
SELECTION #  PRJ #   TITLE                               ARTIST                       SR #        SR DATE       DATE      DATE
---------------------------------------------------------------------------------------------------------------------------------
      1393   1035     Serve Self                         Left Out                     PENDING     RELEASE
              942     For The Benefit Of Desire (REX)    Leverett, Mo                 PENDING     1991       2066
              945     Living Sacrifice (REX)             Living Sacrifice             PENDING     1992       2067
              946     Nonexistent (REX)                  Living Sacrifice             PENDING     1991       2066
              879     Untitled                           Love, Salvation & Devotion   PENDING     RELEASE
      1321   1025     Oasis Collection, Vol 1            Mandeville, John             248945      1998
      1322   1026     Oasis Collection, Vol 2            Mandeville, John             248928      1998
             1027     Oasis Collection, Vol 3            Mandeville, John             PENDING     RELEASE
             1028     Oasis Collection, Vol 4            Mandeville, John             PENDING     RELEASE
              913     Nina and Out Of Egypt (REX)        Nina                         PENDING     1994       2069
             1069     Untitled                           Oney, Tai (Fresh Wine)       BEING       RECORDED
      1294   1049     When We Get Over There             Palmer, Toby                 PENDING     1997       2072
             1019     Untitled                           Phantasmic                   PENDING     RELEASE
             1053     Untitled                           Praise II Choir              PENDING     RELEASE
              914     No Sign Of Intelligent Life (REX)  Rocketboy                    PENDING     1997       2072
              965     Testimony (REX)                    Sacrament                    PENDING     1988       2063
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        LICENSE
                                                                                                           REVERSION   REVERSION
SELECTION # PRJ #    TITLE                            ARTIST                       SR #          SR DATE     DATE        DATE
---------------------------------------------------------------------------------------------------------------------------------

             966     Haunts of..(REX)                 Sacrament                   PENDING         1989       2064
            1050     Happy Hour                       Salt Of The Earth           PENDING         1998       2073
            1023     Untitled Video                   Staton, Candi               NOT RELEASED
      5246   957     Hour of Instrumental Hymns, #1   Strayer, Pete               PENDING         1996       2071
      5247   958     Hour of Instrumental Hymns, #2   Strayer, Pete               PENDING         1996       2071
            1057     Untitled                         Ted And Sheri               BEING           RECORDED
      5215  1072     A Silver Lining                  Totally Committed           220230          1996       2071
             922     Tammy Trent (REX)                Trent, Tammy                PENDING         1995       2070
            1062     Untitled                         Turrentine - Agee, Evelyn   NOT RELEASED
             952     Demolition 2 (REX)               Various
             954     Metamorphosis (REX)              Various                     PENDING         1993       2068
      5252  1021     Today's Gospel Sampler           Various                     PENDING         1996       2071
     61341  1039     Double Crossing Blues            Various                     PENDING         1998       2073
      1340  1041     Defiance Blues                   Various                     251672          1998       2073
            1065     Gospel's Greatest Hits, Vol 3    Various                     240731          1997       2072
            1067     Living Blues                     Various                     PENDING         RELEASE
            1058     Untitled                         Young Artists For Christ    BEING           RECORDED
            1076
            1077
            1078
            1079
            1080
            1081
   53001/2           Shine On                         Mehler/Nash                 198812          1994       2069
   52001/2           In Pursuit                       Chase                       202895          1994       2069
   54001/2           Eclipse                          Idle Cure                   198474          1994       2069
   56001/2           No Love Lost                     Sam Baker
   53301/2  1034     Disengage                        Circle of Dust              251488          1998       2073
      1361           The Trouble With Angels          Juice Newton                249803          1998       2073
      1319           I'd Rather Have Jesus            DFW Mass Choir              249770          1998       2073
   57001/2           Stand For Something              Terry Garmon                198753          1994       2069
14161384/2           Always Never The Same            Kansas                      PENDING         1998       2073
      3596           All The Things You Are           Peter Nero                  248936          1998       2073
---------------------------------------------------------------------------------------------------------------------------------

                              PLATINUM MASTERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       LICENSE
                                                                                                         REVERSION    REVERSION
SELECTION # PRJ #   TITLE                           ARTIST                       SR #        SR DATE       DATE         DATE
---------------------------------------------------------------------------------------------------------------------------------


  1352      1060    I Can't Complain                 Phoebe Snow                 248946       1998        2073
  1388              Barbecue Blues                   Various                                  1998        2073
  1394              Joyful Noise                     Various                                  1998        2073
  1395              Through the Fire                 Various                                  1998        2073
  1396              Peace Be Still                   Various                                  1998        2073
  1397              Fill My Cup                      Various                                  1998
  1386              House Rent Party                 Various                                  1998        2073
  1404              Born To Play The Blues           Larry McCray                             1998        2073
  1406              The Best of Candi Staton         Candi Staton                             1998        2073
  1391              Love Is An Action Word           Witness                                  1998        2073
  1402              Live From New York               James Hall & Worship
                                                        and Praise                            1998        2073
  1399              Deja Blue                        Angela Strehli                           1998        2073
 61368              Beside Still Waters              Various                     250199       1998        2073
 61370              Joy In The Morning               Various                     250512       1998        2073
 61371              Looking Up                       Various                     250163       1998        2073
 69010              Live In Detroit Video            Vickie Winans               PENDING      1998        2073
  1364      1074    Welcome to Our World             JGB                         251487       1998        2073
  1334      1064    36-22-36                         Jim Belushi & The
                                                        Sacred Hearts            251471       1998        2073
  1359              One More Encore                  Whitecross                  251472       1998        2073
  1343              Any Place I'm Going              Various                     PENDING      1998        2073
  1193              Essential Southern Rock          Various                     PENDING      1998        2073
---------------------------------------------------------------------------------------------------------------------------------

          N/A - Prior to 1973 the Copyright Office did not accept Form SR


          * - File is in Nashville and unable to recover (copies will be obtained from Copyright Office)

                                                            EXHIBIT B(ii)
                                                            SCHEDULE 10.14

            INTERSOUND MASTERS
            ------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    REV.  LICENSE
SELECTION  PRJ#                 TITLE                                      ARTIST                 SR #     SR DATE  DATE  REV. DATE
-----------------------------------------------------------------------------------------------------------------------------------
      475        Phntm of the Opera & Other Brdwy Hits  Florida Pops/Cacavas                      244630   1997     2072
      522        Anything But Lonely                    Peter Nero                                244631   1997     2072
     3591        Klezmer's Greatest Hits                Michele Gingras & The Cincinnati Klezmer  250067   1998     2073
                                                        Proj
     3598        Broadway's Greatest Hits Vol. II       Orchestra of the Americas                 PENDING  1998     2073
     3599        Hollywood's Greatest Hits Vol. II      Bill Broughton                            PENDING  1998     2073
     3621        Symphonies: The Greatest Hits          Various                                   PENDING  1998     2073
     3660        Concert Gold: Stars & Stripes          Various                                   244629   1997     2072
     3701        Seasons A Journey                      Cyberlin                                  250057   1998     2073
     6223        On My Own                              Peter Nero                                244631   1997     2072
     6225        Phantom! and Other Broadway Ballads    Florida Pops/Cacavas                      244630   1997     2072
     8159        Power Dance                            Various                                   PENDING  1998     2073
     8161        Best of Kram/Thee Underground Kingdom  Various                                   PENDING  1998     2073
     9237        Oh Happy Day Reunion                   Edwin Hawkins                             220550   1997     2072
     9331        Hot Country Hits Vol. #1               Various                                   249984   1998     2073
     9332        Hot Country Hits Vol. #2               Various                                   250528   1998     2073
     9333        T.G. Sheppard Live                     T.G. Sheppard                             250513   1998     2073
     9526        Booty Mix '98                          Various                                   PENDING  1998     2073
     9530        Elektronika II                         Various                                   PENDING  1998     2073
    65272        The Only One (EP)                      The Huntingtons                           PENDING  1998     2073
    65286        Fun and Games                          The Huntingtons                           PENDING  1998     2073
    92962        Here to Stay                           Jo El Sonnier                             250507   1998     2073
   192741        Trip on X-Trip Theory                  Trip Theory                               PENDING  1998     2073
   192751        The Hit List-PG Version                Various                                   PENDING  1998     2073
   192851        The Hit List-R Version                 Various                                   PENDING  1998     2073
   195101        Booty Mix 2 - The Next Bounce          Various                                   PENDING  1998     2073
   195171        Bootleg Booty                          Various                                   PENDING  1998     2073
   195201        Flavors of Jazz                        Various                                   PENDING  1998     2073
   195231        Nasty                                  Various                                   PENDING  1998     2073
     3596        All The Things You Are                 Peter Nero                                PENDING  1998     2073
     9513        Total Ritmo                            Various                                   PENDING  1998     2073
     3704        In Black and White                     Gary Smart, Piano                         PENDING  1998     2073
     9526        Booty Mix 3                            Various                                   249866   1998     2073
     9298        Lynn Anderson Latest and Greatest      Lynn Anderson                             PENDING  1998     2073
     3621        Symphonies, The Greatest Hits          Various                                   PENDING  1998     2073
     3622        Piano, The Greatest Hits               Various                                   PENDING  1998     2073
     9297        Tim Briggs                             Tim Briggs                                249874   1998     2073
     3587        Broadway's Greatest Hits Vol. I        Various                                   249865   1998     2073         1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    REV.  LICENSE
SELECTION  PRJ#                 TITLE                                      ARTIST                 SR #     SR DATE  DATE  REV. DATE
-----------------------------------------------------------------------------------------------------------------------------------
     3702        Echoes of Ella Fitzgerald               Gary Motley                              249873   1998     2073
     3598        Broadway's Greatest Hits Vol. II        Various                                  249906   1998     2073
     3599        Hollywood's Greatest Hits Vol. II       Bill Broughton/Orchestra of the Americas 249872   1998     2073
     9531        Elektronika Vol. II                     Various                                  PENDING  1998     2073
     9612        The Reggae Cowboys                      Bellamy Brothers                         PENDING  1998     2073
     8916        The Music of Oktoberfest                Various                                  PENDING  1998     2073
     8915        The Music of South America              Various                                  PENDING  1998     2073
     4625        The Best of Al Jolson                   Al Jolson                                PENDING  1998     2073
     3705        The Greatest Hits of Al Jolson          John Arpin                               PENDING  1998     2073
     3707        George Gershwin Plays His Greatest Hits George Gershwin                          PENDING  1998     2073
     4624        The Best of Louis Armstrong             Louis Armstrong                          PENDING  1998     2073
     4623        Music from TITANIC                      The American Film Orchestra              PENDING  1998     2073
     4627        The Best of Harry James                 Harry James                              PENDING  1998     2073
     4626        The Best of Benny Goodman               Benny Goodman                            PENDING  1998     2073
     8128        City Limits                             Mike City                                PENDING  1998     2073
     9531        Ampibian                                Mariner                                  PENDING  1998     2073
     9299        Perpetual Emotion                       Earl Thomas Conley                       PENDING  1998     2073
     3713        Romance At The Movies                   John Arpin                               PENDING  1998     2073
     3714        L'Chaim                                 Various                                  PENDING  1998     2073
     9519        Indigo Moods                            Various                                  PENDING  1998     2073
     3708        Fields of Honour                        Band of the Royal Regiment of            PENDING  1998     2073
                                                         Canada/48th Hig
     9338        Here We Go Again                        Dazz Band                                PENDING  1998     2073
     9532        Retro Lunchbox:Flashback Flix           Various                                  PENDING  1998     2073
     3519        My Final Vision                         Frank Pellico                            PENDING  1998     2073
     9335        Now & Again: The Best of R. McDowell    Ronnie McDowell                          PENDING  1998     2073
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 EXHIBIT B(ii)
                                                                 Schedule 10.14

                             INTERSOUND MASTERS

   U.S. COPYRIGHT                    SONG                         DATE OF REGIS.
     REGIS. NO.                      TITLE

PA812-584                  Anoint Me Lord                            09/09/96
PA813-142                  Burden Bearer                             09/09/96
PA812-599                  Be Encouraged                             09/09/96
PA813-545                  Cause My Jesus Did                        09/10/96
PA811-807                  Closer to You                             09/11/96
PA812-939                  God Will Make a Way                       09/12/96
PA813-140                  Holy Ghost Aside                          09/09/96
PA812-591                  Heaven                                    09/09/96
PA811-810                  I Need Thee                               09/10/96
PA812-596                  In the Arms of Love                       09/09/96
PA813-141                  Just Because                              09/10/96
PA812-590                  Jesus Precious King                       09/09/96
PA813-573                  Let the Healing Begin                     09/10/96
PA812-960                  Message to Jesus                          09/17/96
PA812-589                  Message to Jesus - Reprise                09/09/96
PA812-598                  No Turning Back                           09/09/96
PA813-581                  Oh!                                       09/09/96
PA813-139                  Pick It Up                                09/10/96
PA812-585                  Rejoice                                   09/09/96
PA812-597                  Still in Love with You                    09/09/96
PA812-594                  Sure Won't Forget                         09/09/96
PA811-787                  Since the Lord Changed My                 09/13/96
                           Life
PA813-143                  Trust in Jesus                            09/10/96
PA813-572                  'Til the End                              09/10/96
PA812-595                  'Til You Take the Pain Away               09/09/96
PA813-574                  Til the End (Jazz Version)                09/10/96
PA812-583                  Take a Trip                               09/09/96
PA812-588                  Unfailing God                             09/09/96
PA813-580                  What He's Done for Me                     09/09/96
PA811-786                  We Worship Christ                         09/13/96
PA810-454                  A Mother in Zion                          08/26/96
PA810-452                  Fill My Cup                               08/26/96
PA810-473                  I've Come All the Way                     08/26/96
PA810-469                  People Don't Do                           08/26/96

PA810-432                  Stay Under the Blood                      08/26/96
PA810-453                  Saints in Praise                          08/26/96



PENDING U.S. COPYRIGHT               SONG
   APPLICATION NO.                   TITLE                        FILING DATE

                                                                  EXHIBIT B(ii)
                                                                  Schedule 10.14

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 101211  TCHAIKOVSKY-NUTCRACKER SUITE    DELETE               Owned           2065       World
 101401  APPALACHIAN SPRING SHORT SYM    DELETE               Owned           2065       World
 101531  BACH:OBOE CONC;RIFKIN             4/15/86            Owned           2065       World
 101761  BEETHOVEN-PIANO CONCERTO NO.2   DELETE               Owned           2065       World
 101851  BACH,MAGNIFICAT IN D;BACH ENSB    1/15/85            Owned           2065       World
 101951  MOZART:BASSOON CON:MILLER/MAR     5/15/86            Owned           2065       World
 102111  'BACH MEETS BEATLES';BAYLESS      9/15/84            Owned           2060       World
 102201  'XMAS AT THE POPS';ROCHESTER/K    8/15/85            Owned           2065       World
 102241  'VIENESSE SOMMERFEST';MINN ORC    9/15/85            Owned           2065       World
 102281  BEETHOVEN-VIOLIN CONCERTO-SILV  DELETE               Owned           2065       World
 102331  MOZART-SYMPHONY NO.40           DELETE               Owned           2065       World
 102351  3 GUITARS 3                     DELETE               Owned           2065       World
 102381  DOHNANYI-SERENADE               DELETE               Owned           2065       World
 102391  DOHNANYI-SONATAS                DELETE               Owned           2065       World
 102411  BARBER-VIOLIN CONCERTO          DELETE               Owned           2065       World
 102431  GRIEG-SCHUMANN/RUSSELL SHERMAN  DELETE               Owned           2065       World
 102461  CHOPIN,MAZURKAS,WALTZES/SERKIN    7/15/86            Owned           2065       World
 102471  MOXART SONATAS-SERKIN           DELETE               Owned           2065       World
 102481  C.P.E. BACH-SONATAS-LEONHARDT   DELETE               Owned           2065       World
 102501  'SABRE DANCE':HOUSTON/COMMIS      4/15/86            Owned           2065       World
 102511  TCHAIKOVSKY WALTES HOUSTON S.O  DELETE               Owned           2065       World
 102591  BEETHOVEN PIANO CONTEROS 1&4    DELETE               Owned           2065       World
 102601  BEETHOVEN PIANO CONCERTOS 2&3   DELETE               Owned           2065       World
 102611  BEETHOVEN PIANO CONCERTO NO.5   DELETE               Owned           2065       World
 102621  DUKES OF DIXIELAND               10/15/85            Owned           2060       World
 102631  'CELEBRATE AMERICA!';HOUSTON/C    2/15/86            Owned           2065       World
 102641  'SYNCOPATED CLOCK':ROCHESTER/K    5/15/86            Owned           2065       World
 102661  BRAHMS,PIANO CONCERTO#1/SERKIN    7/15/86            Owned           2065       World
 102671  POMP ON PARADE-COMISSIONA       DELETE               Owned           2065       World
 102681  VIOLIN ENCORES-SILVERSTEIN      DELETE               Owned           2065       World
 102711  BRAHMS:VIOLIN CONCERTO;UTAH/SL    9/15/86            Owned           2065       World
 102731  VIVALDI;BASSOON CONCERTO;MILLR    8/15/86            Owned           2065       World
 102761  'TIES AND TAILS';ELLING/GERSH;   10/15/86            Owned           2065       World
 102771  MOZART-SERKIN-SILVERSTEIN       DELETE               Owned           2065       World
 102781  EPISODES-SUMMIT BRASS           DELETE               Owned           2065       World
 102791  FESTIVAL OF BAROQUE             DELETE               Owned           2065       World
 102801  'FILM TRACKS', PARA THEATRE OR    7/15/86            Owned           2065       World
 102811  'UP AND AWAY';PARAMONT THEATRE    9/15/86            Owned           2060       World
 102821  'PIPES OF CHRISTMAS';PARAMOUNT    5/15/86            Owned           2060       World
 102831  HANDEL:MESSIAH HIGH;MARYLAND      5/15/86            Owned           2065       World
 103111  CHOPIN:24 PRELUDES OP.28;SHERM   11/15/86            Owned           2065       World
 103121  BRAZILIAN DANCES-LIMA           DELETE               Owned           2065       World
 103151  DUELING ORGANS; LARSEN/CURLEY     8/15/87            Owned           2060       World
 103161  TCHAIKOVSKY:VIOLIN CONCERTO/SL    8/15/87            Owned           2065       World
 103181  ALL AMERICAN BRASS-SUMMIT BRAS  DELETE               Owned           2065       World
 103191  HOLST-THE PLANETS-MATA          DELETE               Owned           2065       World
 103201  SIBELIUS-SYMPHONY NO.2 DALLAS   DELETE               Owned           2065       World
 103221  'UPTOWN-DOWNTOWN',KUNZEL:ROCHS    7/15/87            Owned           2065       World
 103251  ROMAN FESTIVAL-PACIFIC S.O.     DELETE               Owned           2065       World
 103311  BACH:GOLBERG VARIATIONS         DELETE               Owned           2065       World
 103331  ARTISTRY OF ANDREW DAVIS          5/15/88            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 103361  BRAHMS:PINO CON#2;SERK/ALANTA     3/15/87            Owned           2065       World
 103381  SWITCHED ON CLASSICS            DELETE               Owned           2065       World
 103391  'GIVE MY REGARDS';PARAMOUNT/LA    2/15/87            Owned           2060       World
 103401  CARNIVAL FOR BRASS-ST.LOUIS BS  DELETE               Owned           2065       World
 103411  BAROQUE BRASS-ST. LOUIS BRASS   DELETE               Owned           2065       World
 103421  GREAT MELODIES FROM THE CLASSI  DELETE               Owned           2065       World
 103441  HERE COMES THE BRIDE-LYN LARSN  DELETE               Owned           2065       World
 103451  DVORAK-SLOVIC DANCES            DELETE               Owned           2065       World
 103461  'BACH ON ABBEY ROAD'-BAYLESS      8/15/87            Owned           2060       World
 103471  AN ENGLISH CHRISTMAS            DELETE               Owned           2065       World
 103481  'A CLASSIC CHRISTMAS',VARIOUS     6/15/87            Owned           2065       World
 103501  'POP GO THE BEATLES';WAYLAND     10/15/87            Owned           2065       World
 103511  'AMERICA SWINGS'HOUSTON/WAYLA     8/15/87            Owned           2065       World
 103521  GERSHWIN:RHAPSODY IN BLUE;DENV   11/15/87            Owned           2065       World
 103531  THE FINEST HOUR-CURLEY          DELETE               Owned           2065       World
 103541  CARLO CURLEY AT ROYAL FESTIVAL  DELETE               Owned           2065       World
 103581  SCHUBERT DANCES:SERKIN            6/15/87            Owned           2065       World
 103591  'A NIGHT AT THE POPS';KUNZEL     10/15/87            Owned           2065       World
 103601  'JOY OF CHRISTMAS',VARIOUS        6/15/87            Owned           2065       World
 103611  BOLERO;DENVER SYMPHONY            9/15/87            Owned           2065       World
 103621  BEETHOVEN PIANO SONATAS-SERKIN  DELETE               Owned           2065       World
 103641  DANCE TO YOUR DADDY             DELETE               Owned           2065       World
 103891  DVORAK:SILVERSTEIN              DELETE               Owned           2065       World
 103911  MISTY:JOHN DANKWORTH            DELETE               Owned           2065       World
 103931  SCHUMANN:SYM1#4/HOUSTON,COMISS    5/15/88            Owned           2065       World
 103941  SCHUMANN:SYM2&3/HOUSTON,COMISS    5/15/88            Owned           2065       World
 104031  THE THREE HEROES                DELETE               Owned           2065       World
 104071  FROM LONDON WITH LOVE                                Owned           2065       World
 104081  ERICH KUNZEL'S GERSHWIN         DELETE               Owned           2065       World
 104091  TCHAIKOVSKY:1812 AUDIO+/DALLAS    7/15/88            Owned           2065       World
 104101  VIVE LA FRANCE                  DELETE               Owned           2065       World
 104131  BACH,BAYLESS & BEATLES:BAYLESS    1/15/89            Owned           2060       World
 104141  CLASSICAL JUKEBOX               DELETE               Owned           2065       World
 104171  AMAZING GRACE;CARLO CURLEY       10/15/88            Owned           2060       World
 104191  SWITCHED ON BEATLES;CHASE/RUKR   10/15/88            Owned           2065       World
 104201  STOMPIN AT THE SAVOY            DELETE               Owned           2065       World
 104211  SOPHISTICATED LADIES            DELETE               Owned           2065       World
 104281  SWITCHED ON XMAS;CHASE/RUKER      9/15/88            Owned           2065       World
 104341  NO BUSINESS LIKE SHOW BUSINESS   10/15/88            Owned           2060       World
 104351  PIPES OF HOLLYWOOD:HAZELTON       1/15/89            Owned           2060       World
 104421  RACHMANINOFF:CON #2, VIARDO/DL    2/15/89            Owned           2065       World
 104431  STRAVINSKY: FIREBIRD/DALLAS/MA    2/15/89            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 104441  SERENADE - UTAH SYMPHONY AUDIO    2/15/89            Owned           2065       World
 104451  RAGTIMES GREATEST HITS-HAZELTO    8/15/89            Owned           2060       World
 104471  BEETHOVEN: VARIATIONS SERKIN    DELETE               Owned           2065       World
 104491  GREATEST HITS OF THE BIG BANDS    5/15/89            Owned           2065       World
 104521  A TOUCH OF FIEDLER              DELETE               Owned           2065       World
 104531  MUSSORGSKY:PICTURES ENTREMONT     5/15/89            Owned           2065       World
 104541  LEROY ANDERSON G HITS;KUNZEL      5/15/89            Owned           2065       World
 104611  'BEST OF THE MILLS BROTHERS'      6/15/89            Owned           2065       World
 104621  PRIME TIME - TV THEMES            6/15/89            Owned           2060       World
 104701  SCHUBERT:TROUT-ENTREMONT          1/15/90            Owned           2065       World
 104751  'PHANTOM' FLORIDA POPS/CACAVAS    9/15/89            Owned           2060       World
 104771  GREIG/RACHMANINOFF:SYM DANCES    10/15/89            Owned           2065       World
 104781  'TODAYS BRIDE'FLORIDA POPS        4/15/90            Owned           2060       World
 104791  MAHLER:2ND SYMP;MATA/DALLAS      10/15/89            Owned           2065       World
 104881  ANTHEM-DESOLATION ANGELS          9/15/89            Owned           2065       World
 104921  'ANTHEMS OF THE WORLD'/ROYAL G   10/15/89            Owned           2060       World
 104951  KUNZEL'S GREATEST HITS            2/15/90            Owned           2065       World
 104981  MOZART: PIANO SONATAS ENTREMON    5/15/90            Owned           2065       World
 104991  MOZART: PIANO SONATAS 2 ENTREM    5/15/90            Owned           2065       World
 105001  CELLO                             2/15/94            Owned           2065       World
 105041  HOLLYWOOD MARCHES-SCHIFFRIN       6/15/90            Owned           2060       World
 105101  THEMES OF OUR LIVES               7/15/90            Owned           2065       World
 105111  TOUCHDOWN USA:FLORIDA MARCHING    8/15/90            Owned           2060       World
 105121  BRAZILIAN NIGHTS:ARTHUR LIMA      8/15/90            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 105221  ON MY OWN - PETER NERO            9/15/90            Owned           2060       World
 105241  MUSIC FOR MURDER (SURROUND)      10/15/90            Owned           2060       World
 105271  FIREWORKS FOR ORCHESTRA          10/15/90            Owned           2060       World
 105281  BROADWAY (SURROUND)              10/15/90            Owned           2060       World
 105391  TCHAIK: 1812, CASSOCK MATA        8/15/91            Owned           2060       World
 105411  VIVE LA LIBERTE:DENVER/ENTREMO    8/15/91            Owned           2060       World
 105421  HOLST: THE PLANETS                3/15/91            Owned           2060       World
 105431  ROMAN CARNIVAL                    4/15/91            Owned           2060       World
 105441  MUSSORSKY:PICTURE AT AN EXHIBI    8/15/91            Owned           2060       World
 105451  AMERICAN'S WE - HENRY FILMORE     1/15/91            Owned           2060       World    Extendable at Intersound's Option
 105461  SHALOM-MUSIC OF THE JEWISH PEO    1/15/91            Owned           2060       World
 105471  LEGENDS - JUDY GARLAND            2/15/91            Owned           2060       World
 105561  THE NAME IS BOND...JAMES BOND     4/15/91            Owned           2060       World
 105601  GRAND OLD FLAG                    4/15/91            Owned           2060       World
 105631  CAROL FOR THE PLANET              8/15/91            Owned           2065       World
 105641  BRIDES BOOK - SURROUND            2/15/92            Owned           2060       World
 105691  WEDDING DAY                       5/15/91            Owned           2060       World
 105701  SNAPSHOTS OF AMERICA              5/15/91            Owned           2060       World
 105731  AFTER HOURS                       8/15/91            Owned           2060       World
 105741  GERSHWIN:RHAPSODY IN BLUE:DENV    2/15/92            Owned           2060       World
 105761  CLASSIC CONNECTIONS;NERO          9/15/91            Owned           2060       World
 105771  OSCAR! - LALO SCHIFRIN            2/15/92            Owned           2060       World
 105781  MOZART:SYMPHONY 40 & 41           8/15/91            Owned           2060       World
 105791  MOZART:EINE KLIENE NACHT MUSIC    9/15/91            Owned           2060       World
 105801  THE TEMPEST:MUSIC OF THE STORM    8/15/91            Owned           2060       World
 105811  DE FALLA:THREE CORNERED HAT       8/15/91            Owned           2060       World
 105821  THE NUTCRACKER                    8/15/91            Owned           2065       World
 105841  TCHAIKOVSKY WALTZES:HOUSTON       2/24/92            Owned           2060       World
 105861  GRAND SALON ARPIN                 2/15/92            Owned           2060       World
 105871  STRAVINSKY:THE FIREBIRD:DSO       2/24/92            Owned           2060       World
 105881  BEETHOVEN:VIOLIN CONCERTO         3/23/92            Owned           2060       World
 105891  GLIERE SYMPHONY #3:SAN DIEGO      9/15/91            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 105941  NEW YORK, NEW YORK:NYCGMC         2/15/92            Owned           2060       World    Extendable at Intersound's Option
 105961  STRAVINSKY:PETROUSHKA-DALLAS      9/15/91            Owned           2060       World
 106181  WOLVERINES:SHANGHAI SHUFFLE     DELETE               Owned           2065       World
 106201  TIGER RAG;DUKES OF DIXIELAND      9/15/86            Owned           2060       World
 106211  LIVE FROM SATURDAY NIGHT LIVE   DELETE               Owned           2065       World
 106221  RIO NIDO:VOICINGS               DELETE               Owned           2065       World
 106281  LOVE YOU MADLY:ESTREM/HOLMQUIS  DELETE               Owned           2065       World
 106351  MYSTERY WALK:JOE TAYLOR         DELETE               Owned           2065       World
 106441  BEST OF THE DUKES OF DIXIELAND    9/15/87            Owned           2060       World
 106451  SAMOA:NO BAND IS AN ISLAND      DELETE               Owned           2065       World
 106581  JOE TAYLOR:DARKEN GARDEN        DELETE               Owned           2065       World
 106591  AL HIRT: THAT A PLENTY                               Owned           2060       World
 106661  A CLOSER WALK-ALLIANCE HALL       2/15/94            Owned           2060       World
 106671  JUMP START:RICK STRAUSS         DELETE               Owned           2065       World
 106701  COTTON CANDY; AL HIRT             2/15/89            Owned           2060       World
 106781  BOSSA:ESTREM/HOLMQUIST          DELETE               Owned           2065       World
 106791  ECHOES OF HARLEM;DANKWORTH/ROC   10/15/88            Owned           2065       World
 106821  NEW ORLEANS - ALLIANCE HALL       2/15/89            Owned           2060       World
 106861  MOZART FOR A NEW AGE/CHASE        4/15/89            Owned           2065       World
 106871  JAZZIN' THE POPS'-AL HIRT         8/15/89            Owned           2060       World
 106901  BODYLINES:RICK STRAUSS            6/15/89            Owned           2065       World
 106931  'AIN'T MISBEHAVIN'-ALLIANCE HA    9/15/89            Owned           2060       World    Extendable at Intersound's Option
 106941  BEST OF BOURBON STREET:VARIOUS    6/15/89            Owned           2060       World
 106971  'RIDIN THE TIDE'-OCEANS           6/15/89            Owned           2065       World
 106981  'SYMPHONY SESSIONS' GILLESPIE     9/15/89            Owned           2065       World
 107021  KINGSTON TRIO;BEST OF THE BEST    7/15/86            Owned           2060       World
 107031  SYMPHONIC DREAMS-MULLIGAN         9/15/87            Owned           2065       World
 107271  AL HIRT'S GREATEST HITS           7/15/90            Owned           2060       World    Extendable at Intersound's Option
 107291  BACH FOR A NEW AGE:EARNEST        8/15/90            Owned           2065       World
 107301  LULLABIES FOR A NEW AGE           8/15/90            Owned           2065       World    Extendable at Intersound's Option
 107321  BASIN STREET BLUES;OLYMPIA        8/15/90            Owned           2060       World
 107341  ON BOURBON STREET:OLYMPIA BRAS    4/15/91            Owned           2060       World
 107351  LIVE AT PRESERVATION HALL-OLY     7/15/91            Owned           2060       World
 107361  FUNERAL PARADE                    1/15/92            Owned           2065       World
 107371  SANTA FE SUNSET                   2/24/92            Owned           2065       World
 107391  SAINTS:NEW ORLEANS ALL STARS      1/15/94            Owned           2060       World
 107401  PARTNERS IN TIME                   9/6/94            Owned           2070       World
 108051  FIREWORKS BRASS;CHI BRAS/MAXI     1/15/86            Owned           2060       World
 108401  MESSIAH HIGHLIGHTS                6/15/89            Owned           2065       World
 108411  CHRISTMAS AT THE POPS             6/15/89            Owned           2065       World
 108421  WORLDS GREATEST CAROLS            6/15/89            Owned           2065       World
 108431  NEW AGE NOEL                      6/15/89            Owned           2065       World
 108461  'COPLANDS GREATEST HITS'          6/15/89            Owned           2055       World
 109921  O HOLY NIGHT (2DISC SET)          7/15/92            Owned           2055       World
 109931  CHRISTMAS TREASURES 2 DISC        7/15/92            Owned           2055       World
 110211  AL HIRT'S GREATEST HITS           7/15/92            Owned           2060       World
 110301  ROMANCE & ROSES: 4 DISC SET      12/15/96            Owned           2060       World
 110311  CLASSIC INTERLUDES                6/16/96            Owned           2055       World
 110551  BROADWAY - 4 DISC                12/15/92            Owned           2070       World
 110651  INTERLUDES;VAN KRAVEN 4DISC      12/15/96            Owned           2065       World
 110701  IMPRESSIONS - 4 DISC SLEEVE       9/15/93            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 110801  MUSIC OF THE BEATLES: 4 CD        2/15/94            Owned           2065       World
 110851  DIXIELANDS GREATEST;4DISC        12/15/93            Owned           2065       World
 110961  BEATLES,BAYLESS,BACH: 2 DISC      1/15/93            Owned           2065       World
 111001  PASSION:4 DISC SET               12/15/96            Owned           2065       World
 111151  BEST OF BRANSON:4 DISC SET        8/15/94            Owned           2055       World
 111201  BEST OF BROADWAY:4 DISC SET       8/15/94            Owned           2065       World
 111251  BEST OF HOLLYWOOD:4 DISC SET      8/15/94            Owned           2065       World
 111301  CHRISTMAS TREASURES:4 DISC SET    9/15/94            Owned           2055       World
 111351  A HOLIDAY SONGBOOK:4 DISC SET     9/15/94            Owned           2055       World
 111401  SEASONS GREETINGS:4 DISC SET      9/15/94            Owned           2055       World
 111651  JOY TO THE WORLD: 4 DISC SET      8/15/95            Owned           2055       World
 111701  SOUNDS OF THE SEASON:4 DISC       8/15/95            Owned           2055       World
 111751  VAN CRAVEN:LA AMOUR 4 DISC       12/15/96            Owned           2065       World
 111801  PARTY SET:4 DISC                  6/15/96            Owned           2055       World
 111851  CLASSIC COUNTRY HITS:4 DISC       6/15/96            Owned           2055       World
 111901  ALL TIME FAVORITES:4 DISC         8/15/96            Owned           2055       World
 111951  CLASSIC COUNTRY HYMNS:4 DISC      8/15/96            Owned           2055       World
 115011  A COUNTRY CHRISTMAS               7/15/91            Owned           2055       World
 115021  HOME FOR THE HOLIDAYS             7/15/91            Owned           2055       World
 115031  SILENT NIGHT                      7/15/91            Owned           2055       World
 115041  THE FIRST NOEL                    7/15/91            Owned           2055       World
 115051  SOUNDS OF CHRISTMAS               7/15/91            Owned           2055       World
 115061  DECK THE HALLS                    7/15/91            Owned           2055       World
 115071  WHITE CHRISTMAS                   7/15/91            Owned           2055       World
 115081  A CHRISTMAS ALBUM                 7/15/91            Owned           2055       World
 115091  JOY TO THE WORLD                  7/15/91            Owned           2055       World
 115101  CHRISTMAS MAGIC                   7/15/91            Owned           2055       World
 115111  HOLLY AND THE IVY                 7/15/91            Owned           2055       World
 115121  THE NUTCRACKER                    7/15/91            Owned           2055       World
 115131  CHRISTMAS IN AMERICA              7/15/91            Owned           2055       World
 115141  HOLIDAY CLASSICS                  7/15/91            Owned           2055       World
 115151  CAROLS FOR CHRISTMAS              7/15/91            Owned           2055       World
 115161  THE FIRST NOEL                    7/15/91            Owned           2055       World
 115171  SLEIGH RIDE                       7/15/91            Owned           2055       World
 115181  A CLASSIC CHRISTMAS               7/15/91            Owned           2055       World
 115191  MESSIAH HIGHLIGHTS                7/15/91            Owned           2055       World
 115201  O HOLY NIGHT                      7/15/91            Owned           2055       World
 115211  NUTCRACKER                        7/15/92            Owned           2055       World
 115215  REDEEM THE TIME                  11/15/92            Owned           2055       World
 115221  O HOLY NIGHT                      7/15/92            Owned           2055       World
 115231  A FAMILY CHRISTMAS                8/15/92            Owned           2055       World
 115241  THE FIRST NOEL                    8/15/92            Owned           2055       World
 115251  CHRISTMAS MELODIES                8/15/92            Owned           2055       World
 115261  JOYFUL TIDINGS                    8/15/92            Owned           2055       World
 115271  STEVEN DE GROOTE IN RECITAL       4/15/93            Owned           2055       World
 115295  GSE 1529                                             Owned           2055       World
 115305  FRANCOIS DU TOIT                  2/15/94            Owned           2055       World
 115311  CHRISTMAS AT THE POPS             6/15/94            Owned           2055       World
 115321  A NUTCRACKER CHRISTMAS            6/15/94            Owned           2055       World
 115331  CAROLS OF CHRISTMAS               6/15/94            Owned           2055       World
 115341  CHRISTMAS IN AMERICA              6/15/94            Owned           2055       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 115351  SILENT NIGHT                      6/15/94            Owned           2055       World
 115361  A CLASSIC CHRISTMAS               6/15/94            Owned           2055       World
 115371  JOY TO THE WORLD                  6/15/94            Owned           2055       World
 115381  HOME FOR THE HOLIDAYS             6/15/94            Owned           2055       World
 115391  SONGS FOR THE SEASON              6/15/94            Owned           2055       World
 115401  TWELVE DAYS IN DECEMBER           6/15/94            Owned           2055       World
 115421  CHRISTMAS POPS                    6/25/96            Owned           2055       World
 115431  HOLIDAY CLASSICS                  6/25/96            Owned           2055       World
 115441  CHRISTMAS CHORUS                  6/25/96            Owned           2055       World
 115451  SILENT NIGHT                      6/25/96            Owned           2055       World
 115461  THE NUTCRACKER                    6/25/96            Owned           2055       World
 115471  CHRISTMAS COUNTRY                 6/25/96            Owned           2055       World
 115481  CHRISTMAS BRASS                   6/25/96            Owned           2055       World
 115491  NOEL                              6/25/96            Owned           2055       World
 115501  HANDEL'S MESSIAH                  6/25/96            Owned           2055       World
 115511  CAROLS                            6/25/96            Owned           2055       World
 115701  WINTER WONDERLAND:4 DISC SET      9/16/96            Owned           2055       World
 115751  CHRISTMAS TREASURES:4 DISC SET    9/16/96            Owned           2055       World
 115801  CHRISTMAS CLASSICS                9/16/96            Owned           2055       World
 115851  SEASONS GREETINGS:4 DISC SET      9/16/96            Owned           2055       World
 115901  JOY TO THE WORLD:4 DISC SET       7/16/97            Owned           2055       World
 116011  SEASON'S GREETINGS                7/15/93            Owned           2055       World
 116021  YULETIDE CLASSICS                 7/15/93            Owned           2055       World
 116031  CHRISTMAS AT THE POPS             7/15/93            Owned           2055       World
 116041  CHRISTMAS JOURNEY                 7/15/93            Owned           2055       World
 116051  A SWINGIN' CHRISTMAS              7/15/93            Owned           2055       World
 116061  A HOLIDAY SONGBOOK                7/15/93            Owned           2055       World
 116211  NUTCRACKER                        9/15/94            Owned           2055       World
 116221  XMAS AT THE POPS                  9/15/94            Owned           2055       World
 116231  12 DAYS IN DECEMBER               9/15/94            Owned           2055       World
 116241  CAROLS OF XMAS                    9/15/94            Owned           2055       World
 116251  WINTER WONDERLAND                 9/15/94            Owned           2055       World
 116261  XMAS CLASSICS                     9/15/94            Owned           2055       World
 116271  SLEIGH BELLS                      9/15/94            Owned           2055       World
 116281  O HOLY NIGHT                      9/15/94            Owned           2055       World
 116311  A NUTCRACKER CHRISTMAS            6/25/96            Owned           2055       World
 116321  CHRISTMAS AT THE POPS             6/25/96            Owned           2055       World
 116331  CHRISTMAS IN AMERICA              6/25/96            Owned           2055       World
 116341  A HOLIDAY SONGBOOK                6/25/96            Owned           2055       World
 116351  CHRISTMAS CLASSICS                6/25/96            Owned           2055       World
 116361  SILENT NIGHT                      6/25/96            Owned           2055       World
 116371  SOUNDS OF THE SEASON              6/25/96            Owned           2055       World
 116381  SLEIGH RIDE                       6/25/96            Owned           2055       World
 116391  CAROLS OF CHRISTMAS               6/25/96            Owned           2055       World
 116401  CHRISMTAS JOURNEY                 6/25/96            Owned           2055       World
 116511  SLEIGHRIDE                        8/16/97            Owned           2055       World
 116521  JINGLE BELLS                      8/16/97            Owned           2055       World
 116531  AWAY IN A MANAGER                 8/16/97            Owned           2055       World
 116541  DECK THE HALLS                    8/16/97            Owned           2055       World
 116551  LET IT SNOW                       8/16/97            Owned           2055       World
 116561  GREENSLEEVES                      8/16/97            Owned           2055       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 116571  JOY TO THE WORLD                  8/16/97            Owned           2055       World
 116581  THE FIRST NOEL                    8/16/97            Owned           2055       World
 116591  CAROL OF THE BELLS                8/16/97            Owned           2055       World
 116601  SILENT NIGHT                      8/16/97            Owned           2055       World
 116611  A NUTCRACKER CHRISTMAS            8/16/97            Owned           2055       World
 116621  CHRISTMAS CLASSICS                8/16/97            Owned           2055       World
 116631  THE FIRST NOEL                    8/16/97            Owned           2055       World
 116641  JOY TO THE WORLD                  8/16/97            Owned           2055       World
 116651  A CHRISTMAS SONGBOOK              8/16/97            Owned           2055       World
 116661  DECK THE HALLS                    8/16/97            Owned           2055       World
 116671  THIS CHRISTMAS                    8/16/97            Owned           2055       World
 116681  CAROL OF THE BELLS                8/16/97            Owned           2055       World
 116691  GREENSLEEVES                      8/16/97            Owned           2055       World
 116701  JINGLE BELLS                      8/16/97            Owned           2055       World
 116751  SILENT NIGHT:4 DISC SET                              Owned           2055       World
 116801  A HOLIDAY SONGBOOK:4 DISC SET                        Owned           2055       World
 116851  CHRISTMAS CLASSICS:4 DISC SET                        Owned           2055       World
 116901  SOUNDS OF THE SEASON:4 DISC SE                       Owned           2055       World
 117001  MOVIES:4 DISC SET                10/15/96            Owned           2055       World
 117101  ROMANCE & ROSES:VOL 2 4DISC      12/15/96            Owned           2055       World
 117151  SCOTT JOPLIN: 4 DISC SET          1/15/97            Owned           2055       World
 117201  MARTINI'S & MEMORIES:4 DISC SE    1/15/97            Owned           2055       World
 117291  *PIANO INTERLUDES:4 DISC SET      8/15/97            Owned           2055       World
 134101  MOZART:SONATA VOL3-ENTREMONT      7/15/90            Owned           2055       World
 134111  MOZART:SONATAS VOL4,ENTREMONT     4/15/92            Owned           2055       World
 134351  MAGICAL, MYSTICAL, MOUSE         10/15/92            Owned           2065       World
 134361  COPLAND PORTRAIT -STRAKS         10/15/92            Owned           2065       World
 134371  CARPE DIEM                        1/15/93            Owned           2065       World
 134401  LOOK OF LOVE - WEDDING MUSIC      3/15/93            Owned           2065       World
 134501  RACHMANINOFF'S ISLE OF THE DEA    8/15/93            Owned           2065       World
 134551  NERO: MY WAY                      9/15/93            Owned           2065       World
 134571  DALLAS:THREE HEROES,RACHMANINO    8/15/93            Owned           2065       World
 134581  BOLERO:DENVER SYMPHONY ORCH       8/15/93            Owned           2065       World
 134591  BRAHMS PIANO CONCERTOS:ATLANTA    8/15/93            Owned           2065       World    Extendable at Intersound's Option
 134771  O PERFECT LOVE-WEDDING HARP       2/15/94            Owned           2065       World
 134781  JEWISH WEDDING ALBUM              2/15/94            Owned           2065       World    Extendable at Intersound's Option
 134901  FIRE  & ICE: FRANK PELLICO        4/15/94            Owned           2065       World
 134951  PHANTOM OF THE ORGAN              4/15/94            Owned           2065       World    Extendable at Intersound's Option
 135001  CELEBRATE AMERICA:HOUSTON,SAN     5/15/94            Owned           2065       World    Extendable at Intersound's Option
 135021  AMERICAN FESTIVAL:MILWAUKEE       5/15/94            Owned           2065       World    Extendable at Intersound's Option
 135051  PETER NERO AND FRIENDS           10/15/94            Owned           2065       World
 135161  POMP ON PARADE:HOUSTON           10/15/94            Owned           2065       World
 135191  *PELLICO:BEGIN THE BEQUINE       12/15/94            Owned           2055       World    Extendable at Intersound's Option
 135231  CHRISTMAS PIANO ROLL              4/15/95            Owned           2055       World    Extendable at Intersound's Option
 135241  PIANO ROLL:AMERICAN PATROL        4/15/95            Owned           2065       World
 135251  PIANO ROLL:AMERICAN SALUTE        4/15/95            Owned           2055       World
 135261  PIANO ROLL:SENTIMENTAL YOU        4/15/95            Owned           2055       World
 135271  PIANO ROLL:WALTZ YOU SAVED FOR    4/15/95            Owned           2055       World
 135281  XMAS SWING:LEAGUE OF DECENCY      6/25/96            Owned           2055       World
 135421  LOVE IS:ENHANCED                 10/15/95            Owned           2065       World
 135441  WEDDING DAY:A BRIDES BOOK         2/15/96            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 135451  BEETHOVEN:SYM #9 ATLANTA:2 DIS    1/15/95            Owned           2055       World    Extendable at Intersound's Option
 135461  MESSIAH: 2 DISC                   6/25/96            Owned           2055       World    Extendable at Intersound's Option
 135471  VAN CRAVEN: OUR LOVE              1/15/96            Owned           2055       World
 135571  CELEBRATE AMERICA                 3/15/96            Owned           2055       World    Extendable at Intersound's Option
 135591  AMERICAN PARADE                   3/15/96            Owned           2055       World
 135611  SPACE AND BEYOND                  3/15/96            Owned           2055       World
 135621  XMAS WITH JOHN ARPIN              6/25/96            Owned           2055       World
 135631  CHRISTMAS UNPLUGGED:ED SWEENEY    9/16/96            Owned           2055       World
 135641  OLDE FASHIONED CHRISTMAS          9/16/96            Owned           2055       World
 135661  ORINOCO FLOW:TALIESIN ORCHEST      972015            Owned           2071       World
 135671  PETER NERO:LOVE SONGS RAINY DA   11/15/96            Owned           2055       World
 135721  ARPIN AT THE OPERA                9/15/96            Owned           2055       World
 135731  TANGO                             9/15/96            Owned           2055       World
 135741  BROADWAY FOR LOVERS              11/15/96            Owned           2055       World
 135751  FORBIDDEN FOREST                  5/15/97            Owned           2055       World    Extendable at Intersound's Option
 135831  PETER NERO:MORE IN LOVE                              Owned           2055       World
 135841  ECHOES OF ELLINGTON               8/15/97            Owned           2055       World    Extendable at Intersound's Option
 135851  ECHOES OF ELLA                                       Owned           2055       World    Extendable at Intersound's Option
 135871  BROADWAY GREATEST HITS:2 DISC     8/15/97            Owned           2055       World    Extendable at Intersound's Option
 135881  HOLLYWOOD'S GREATEST HITS:2 DI    8/15/97            Owned           2055       World    Extendable at Intersound's Option
 135901  PETER NERO:MORE IN LOVE           9/15/97            Owned           2055       World    Extendable at Intersound's Option
 135911  M GINRAS:KLEZMER CINCY            9/23/97            Owned           2055       World    Extendable at Intersound's Option
 135931  JOHN ARPIN:MY FAVORITE REQUEST    9/15/97            Owned           2055       World
 135941  ANTHEM: TALESIN                  10/15/97            Owned           2065       World
 136151  AT THE MOVIES:REFERENCE GOLD     11/15/95            Owned           2060       World
 136161  LOVERS ONLY:REFERENCE GOLD       11/15/95            Owned           2060       World
 136511  HOLLYWOOD: THE GREATEST HITS      4/15/94            Owned           2060       World
 136521  THE BEST OF BROADWAY              4/15/94            Owned           2060       World
 136531  ENCORES! THE BEST OF THE POPS     4/15/94            Owned           2060       World
 136541  BEATLES: CLASSIC HITS             4/15/94            Owned           2060       World
 136551  DIXIELAND:THE GREATEST HITS       2/15/94            Owned           2060       World
 136561  ROMANCE:MUSIC OF LOVE             4/15/94            Owned           2060       World
 136571  MOVIES:HOLLYWOOD                 10/15/96            Owned           2055       World
 136581  PARTY SET                         8/15/96            Owned           2055       World
 136701  BIZET:CARMEN,FAUST,SAMSUNET DI    1/15/95            Owned           2065       World
 136711  PUCCINI:M.BUTTERFLY,LA BOHEME     1/15/95            Owned           2065       World
 136721  VERDI:RIGALETTO,LA TRAVIATA       1/15/95            Owned           2065       World
 136731  WAGNER:TRISTAN & ISOLDE,DIE ME    1/15/95            Owned           2065       World
 140001  HAWAIIAN HOLIDAY                 10/15/90            Owned           2065       World
 140011  HOLIDAY IN FRANCE                10/15/90            Owned           2065       World
 140021  HOLIDAY IN ITALY                 10/15/90            Owned           2065       World
 140031  OKTOBERFEST                      10/15/90            Owned           2065       World
 140041  HOLIDAY IN SPAIN                 10/15/90            Owned           2065       World
 140051  HOLIDAY IN MEXICO                 1/15/91            Owned           2065       World
 140061  CARRIBEAN HOLIDAY                 1/15/91            Owned           2065       World
 140071  HOLIDAY IN RIO                    1/15/91            Owned           2065       World
 140081  BELLY DANCE UNTITLED              1/15/91            Owned           2065       World
 140091  HOLIDAY IN IRELAND                4/15/91            Owned           2065       World
 140101  HOLIDAY GYPSY                     4/15/91            Owned           2065       World
 140111  HOLIDAY IN GREECE                 4/15/91            Owned           2065       World
 140121  POLKA HOLIDAY                     4/15/91            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 140131  SOUTH AMERICAN HOLIDAY            9/15/91            Owned           2065       World
 140141  BAVARIAN HOLIDAY                  9/15/91            Owned           2065       World
 140151  HOLIDAY IN ISRAEL                 9/15/91            Owned           2065       World
 140161  HOLIDAY IN SCOTLAND               9/15/91            Owned           2065       World
 140171  JAMACIAN HOLIDAY                  1/13/92            Owned           2065       World
 140181  SWISS HOLIDAY                     1/13/92            Owned           2065       World
 140191  SCANDAVIAN HOLIDAY                1/13/92            Owned           2065       World
 140201  JAPANESSE HOLIDAY                 1/13/92            Owned           2065       World
 140211  CALYPSO HOLIDAY                   4/15/92            Owned           2065       World
 140221  MAMBO HOLIDAY                     4/15/92            Owned           2065       World
 140231  RUSSIAN HOLIDAY                   4/15/92            Owned           2065       World
 140241  DELETE                                               Owned           2065       World
 140251  HOLIDAY IN INDIA                  2/15/93            Owned           2065       World
 140261  MARIACHI HOLIDAY                  2/15/93            Owned           2065       World
 141011  TASTE OF FRANCE                   8/15/92            Owned           2065       World
 141021  TASTE OF GERMANY                  8/15/92            Owned           2065       World
 141031  TASTE OF ITALY                    8/15/92            Owned           2065       World
 141041  TASTE OF GREECE                   8/15/92            Owned           2065       World
 141051  TASTE OF SPAIN                    8/15/92            Owned           2065       World
 141061  TASTE OF THE CARIBBEAN            8/15/92            Owned           2065       World    Extendable at Intersound's Option
 141071  TASTE OF MEXICO                   2/15/94            Owned           2065       World
 141081  TASTE OF ISREAL                   2/15/94            Owned           2065       World
 141601  PETER NERO DIGITAL CLASSICS       1/15/92            Owned           2055       World
 142111  BACH MEETS THE BEATLES            2/15/89            Owned           2055       World
 142521  BEST OF BROADWAY                  2/15/89            Owned           2055       World
 142761  TIES AND TAILS                    2/15/89            Owned           2055       World
 142811  UP AND AWAY                       2/15/89            Owned           2055       World
 143221  UPTOWN DOWNTOWN                   2/15/89            Owned           2055       World
 143511  AMERICA SWINGS HOUSTON            2/15/89            Owned           2055       World
 143591  A NIGHT AT THE POPS               2/15/89            Owned           2055       World
 143711  GRAND NIGHT FOR SINGING           2/15/89            Owned           2055       World
 143821  MY FAIR LADY                      2/15/89            Owned           2055       World
 144011  STRIKE UP THE BAND                2/15/89            Owned           2055       World
 145011  GERRY MULLIGAN-SAXOPHONE DREAM   12/15/91            Owned           2055       World
 145021  DIZZY GILLESPIE-NIGHT IN TUNES   12/15/91            Owned           2065       World
 145031  AL HIRT - BOURBON STREET         12/15/91            Owned           2065       World
 145041  BROADWAY'S GREATEST HITS         12/15/91            Owned           2065       World
 145051  GOLDFINGER - JOHN CACAVAS        12/15/91            Owned           2065       World
 145061  A NIGHT AT THE POPS - KUNZEL     12/15/91            Owned           2065       World
 145071  TOM DOOLEY - KINGSTON TRIO       12/15/91            Owned           2065       World
 145081  SPENCER DAVIS - GREATEST HITS    12/15/91            Owned           2055       World
 145091  STRING OF PEARLS - WOLVERINES    12/15/91            Owned           2065       World
 145101  IN THE MOOD - WOLVERINES         12/15/91            Owned           2065       World
 145111  BEST OF SATURDAY NIGHT LIVE      12/15/91            Owned           2055       World
 145121  DIXIELAND'S GREATEST HITS        12/15/91            Owned           2065       World
 145131  COTTON EYED JOE                  12/15/91            Owned           2055       World
 145141  *COUNTRY BANJOS                  12/15/91            Owned           2055       World
 145151  *COUNTRY FIDDLES                 12/15/91            Owned           2055       World
 145191  *ET AND OTHER JOHN WILLIAM HIT   12/15/91            Owned           2055       World
 145201  *THE TERMINATOR & OTHER MOVIE    12/15/91            Owned           2055       World
 145211  *TELEVISIONS GREATEST HITS       12/15/91            Owned           2055       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 145221  *HITS OF THE SOAPS               12/15/91            Owned           2055       World
 145241  *SWITCHED ON BEATLES             12/15/91            Owned           2055       World
 145251  *I GET A KICK OUT OF YOU-ESTRE   12/15/91            Owned           2055       World
 145261  *SOPHISTICATED LADY-ESTREM/HOL   12/15/91            Owned           2055       World
 145271  AMAZING GRACE - CARLO CURLEY     12/15/91            Owned           2055       World
 145281  FANFARES - DOC SEVERINSEN        12/15/91            Owned           2055       World
 145291  TOUCHDOWN!                       12/15/91            Owned           2065       World
 145301  HAWAIIAN HOLIDAY                 12/15/91            Owned           2065       World
 145311  A TRIP TO OCTOBERFEST            12/15/91            Owned           2065       World
 145321  CARIBBEAN HOLIDAY                12/15/91            Owned           2065       World
 145331  MARIACHI                         12/15/91            Owned           2065       World
 145341  *SOUSA'S GREATEST HITS           12/15/91            Owned           2055       World
 145351  LA BAMBA                         12/15/91            Owned           2055       World
 145361  MEDITATIONS - TRAMMELL STARKS    12/15/91            Owned           2055       World
 145371  6ISIONS - ROBERT STRICKLAND      12/15/91            Owned           2055       World
 145381  *HITS OF PHIL COLLINS            12/15/91            Owned           2055       World
 145391  COUNTRY GOLD                      2/15/92            Owned           2055       World
 145401  COUNTRY GOLD VOL 2                2/15/92            Owned           2055       World
 145421  CELEBRATE AMERICA                 2/15/92            Owned           2055       World
 145431  BEST OF MY LOVE                   2/15/92            Owned           2065       World
 145441  MAGIC, MICE & MERMAIDS            2/15/92            Owned           2055       World
 145471  ET AND OTHER JOHN WILLIAM HITS    6/15/92            Owned           2065       World
 145481  THE TERMINATOR & OTHER MOVIE      6/15/92            Owned           2065       World
 145491  TELEVISIONS GREATEST HITS         6/15/02            Owned           2065       World
 145501  HITS OF THE SOAPS                 6/15/92            Owned           2055       World
 145511  SWITCHED ON BEATLES               6/15/92            Owned           2065       World
 145521  I GET A KICK OUT OF YOU           6/15/92            Owned           2065       World
 145531  SOPHISTICATED LADY;D.ELLINGTON    6/15/92            Owned           2065       World
 145541  SOUSA'S GREATEST HITS             6/15/92            Owned           2065       World
 145551  HITS OF PHIL COLLINS;SPECTRUM     6/15/92            Owned           2065       World
 145601  LET'S DANCE                       9/15/92            Owned           2065       World
 145661  GARTH BROOKS' GREATEST HITS       9/15/93            Owned           2065       World
 145671  HYMNS FROM THE OLD COUNTRY CHU    9/15/93            Owned           2065       World
 145681  GREATEST HITS OF ELTON JOHN       9/15/93            Owned           2065       World
 145691  LOUISIANA MAN                     9/15/93            Owned           2065       World
 145701  CLASSIC COUNTRY DANCIN'           9/15/93            Owned           2065       World
 145711  MOVIES GREATEST HITS             12/15/93            Owned           2065       World
 145751  HOLIDAY IN FRANCE                12/15/93            Owned           2065       World
 145761  AN IRISH HOLIDAY                  1/15/94            Owned           2065       World
 145771  THE EAGLES                        8/15/94            Owned           2065       World
 145781  BILLY JOEL                        8/15/94            Owned           2065       World
 145791  NEIL DIAMOND                      8/15/94            Owned           2065       World
 145801  WHITNEY HOUSTON                   8/15/94            Owned           2065       World
 145811  HALLOWEEN                         8/15/94            Owned           2065       World
 145821  FLEETWOOD MAC                     2/15/95            Owned           2065       World
 145831  UNFORGETTABLE:ROD STEWART         2/15/95            Owned           2065       World
 145841  JAMES TAYLOR                      2/15/95            Owned           2065       World
 145851  MOVIE THEMES 94                   2/15/95            Owned           2065       World
 145861  HOUSE DISCO GREATEST HITS         2/15/95            Owned           2065       World
 145971  CARPENTERS                        7/15/95            Owned           2065       World
 145981  GENESIS                           7/15/95            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 145991  HOUSE DISCO VOL. 2                7/15/95            Owned           2065       World
 146001  JACKSON BROWNE                    7/15/95            Owned           2065       World
 146011  WAITING TO EXHALE & MORE          3/26/96            Owned           2055       World
 146021  TOY STORY AND MORE                3/26/96            Owned           2055       World
 146031  SHADOW OF YOUR SMILE              3/26/96            Owned           2055       World
 146041  BEHIND THE MOON                   3/26/96            Owned           2055       World
 146091  MUSIC OF BARRY MANILOW            7/15/96            Owned           2055       World
 146101  MUSIC OF ABBA                     7/15/96            Owned           2055       World
 146111  MUSIC OF CAROLE KING              7/15/96            Owned           2055       World
 146121  MUSIC OF LINDA RONSTADT           7/15/96            Owned           2055       World
 146131  SCREEN THEMES:MISSION IMPOSSIB    1/15/97            Owned           2055       World
 146141  COUNTRY DANCE MIX                 1/15/97            Owned           2055       World
 146151  MUSIC OF STING                    1/15/97            Owned           2055       World
 146171  COUNTRY WEDDING                   4/15/97            Owned           2055       World
 146181  A TIME FOR US                     4/15/97            Owned           2055       World
 147001  COUNTRY GREATS                    5/15/95            Owned           2065       World
 147011  COUNTRY GREATS VOL 1              4/16/97            Owned           2055       World
 147021  BABY'S GOT HER BLUE JEANS ON     12/15/95            Owned           2055       World
 147031  COUNTRY GREATS VOL 3              4/16/97            Owned           2055       World
 147041  DIXIELAND PARADE                  5/15/95            Owned           2065       World
 147051  SWEET GEORGIA BROWN              12/15/95            Owned           2055       World
 147061  TIGER RAG                        12/15/95            Owned           2055       World
 147071  DIXIELAND VOL 3                   4/16/97            Owned           2055       World
 147081  HOLLYWOOD MAGIC                   5/15/95            Owned           2065       World
 147091  HOLLYWOOD MAGIC VOL 1             4/16/97            Owned           2055       World
 147101  HLWD MAGIC:CASABLANCA & OTHER    12/15/95            Owned           2055       World
 147111  HOLLYWOOD MAGIC VOL 3             4/16/97            Owned           2055       World
 147121  BIG BAND SALUTE                   5/15/95            Owned           2065       World
 147131  BIG BAND SALUTE:MOOD INDIGO      12/15/95            Owned           2055       World
 147141  BIG BAND SALUTE:IN THE MOOD      12/15/95            Owned           2055       World
 147151  BIG BAND SALUTE:MOONLIGHT SERE   12/15/95            Owned           2055       World
 147161  BROADWAY OPENING NIGHT            5/15/95            Owned           2065       World
 147171  BROADWAY VOL 1                    4/16/97            Owned           2055       World
 147181  ON BROADWAY:OPENING NIGHT        12/15/95            Owned           2055       World
 147191  MUSIC OF THE NIGHT:OPENING NIG   12/15/95            Owned           2055       World
 147201  COCKTAIL CLASSICS                 5/15/95            Owned           2065       World
 147211  COCKTAIL CLASSICS:PACHELBEL CA   12/15/95            Owned           2055       World
 147221  COCKTAIL CLASSICS:BEETHOVENS 5   12/15/95            Owned           2055       World
 147231  COCKTAIL CLASSICS:NUTCRACKER     12/15/95            Owned           2055       World
 147241  AMERICAN SALUTE                   5/15/95            Owned           2065       World
 147281  SOLITUDE                          5/15/95            Owned           2065       World
 147291  SOLSTICE SUNSET                  12/15/95            Owned           2055       World
 147321  CLASSIC COUNTRY HYMNS             5/15/95            Owned           2065       World
 147331  CLASSIC COUNTRY VOL 1             4/16/97            Owned           2055       World
 147341  CLASSIC COUNTRY VOL 2             4/16/97            Owned           2055       World
 147351  CLASSIC COUNTRY VOL 3             4/16/97            Owned           2055       World
 147361  FOR LOVERS ONLY                   5/15/95            Owned           2065       World
 147371  LOVERS ONLY:CLAIR DE LUNA        12/15/95            Owned           2055       World
 147381  LOVERS ONLY                      12/15/95            Owned           2055       World
 147391  LOVERS ONLY: MISTY               12/15/95            Owned           2055       World
 147401  YOUR IN MY HEART-SPECTRUM         5/15/95            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 147441  SAY YOU LOVE ME-SPECTRUM          5/15/95            Owned           2065       World
 147481  GREATEST LOVE OF ALL-SPECTRUM     5/15/95            Owned           2065       World
 147521  MAGIC OF THE MOVIES-SPECTRUM      5/15/95            Owned           2065       World
 147561  ENDLESS LOVE: 3 DISC SET         11/15/95            Owned           2065       World
 147601  ONLY LOVE:3 DISC SET             11/15/95            Owned           2065       World
 147641  BREEZIN:3 DISC SET               11/15/95            Owned           2065       World
 147681  GET LUCKY:3 DISC SET             11/15/95            Owned           2065       World
 147721  CARRIBEAN MON! 3 DISC SET        11/15/95            Owned           2065       World
 147761  NIGHT AT THE POPS:3 DISC SET     11/15/95            Owned           2065       World
 152041  MESSIN AROUND                     5/15/95            Owned           2065       World
 152051  SOUL MAN                          5/15/95            Owned           2065       World
 152061  LET'S GO                          5/15/95            Owned           2065       World
 152071  STOMPIN                            145021            Owned           2065       World
 155011  DND:RENDEVOUS                    10/15/96            Owned           2060       World
 155021  DND:SEDUCTION                    10/15/96            Owned           2060       World
 155031  DND:PASSION                      10/15/96            Owned           2060       World
 155041  DND:AFTERGLOW                    10/15/96            Owned           2060       World
 160011  TALES FROM THE MESA              10/15/90            Owned           2060       World
 160021  SOLSTICE SUNSET                  10/15/90            Owned           2060       World
 160031  FIRST LIGHT                      10/15/90            Owned           2060       World
 160041  NORTHERN LIGHTS                  10/15/90            Owned           2060       World
 160051  SEPTEMBER VISION                 10/15/90            Owned           2060       World
 160061  MEDITATION                       10/15/90            Owned           2060       World
 160071  MOUNTAIN SHADOWS                  3/15/93            Owned           2060       World
 160081  ENCHANTED PATHWAYS                3/15/93            Owned           2060       World
 160091  MYSTIC SHORES                     3/15/93            Owned           2060       World
 160101  EVENING STORMS                    3/15/93            Owned           2060       World
 160121  EVENING SHADOWS                   1/15/96            Owned           2065       World
 160131  MOUNTAIN SHADOWS                  1/15/96            Owned           2065       World
 160141  RAINFOREST                        1/15/96            Owned           2065       World
 160151  OCEAN MAJESTY                     1/15/96            Owned           2065       World
 161011  CHILD TO CHILD                    5/15/92            Owned           2065       World
 161031  CITY OF THE SEA                   5/15/92            Owned           2060       World
 161041  SOLITUDE                          5/15/92            Owned           2060       World
 161051  NORTHERN LIGHTS                   5/15/92            Owned           2060       World
 161061  SANTA FE SUNSET                   5/15/92            Owned           2060       World
 161071  TWILIGHT SHADOWS                  5/15/92            Owned           2060       World
 161081  SCOTT JOPLIN                      5/15/92            Owned           2060       World
 161091  BACH FOR A NEW AGE                5/15/92            Owned           2060       World
 161101  MOZART FOR A NEW AGE              5/15/92            Owned           2060       World
 161151  COMMON PRAYER                     9/15/92            Owned           2060       World
 161161  CHRISTMAS TIDINGS                 9/15/92            Owned           2060       World
 161171  BAROLK FOLK                      12/15/92            Owned           2060       World
 161201  ACOUSTIC GUITAR                  12/15/92            Owned           2060       World
 162161  STARS & STRIPES                   3/15/97            Owned           2060       World
 162171  HOLST:THE PLANETS                 3/15/97            Owned           2060       World
 162181  LIGHT CALVARY & OTHER OVERTURE    3/15/97            Owned           2060       World
 162191  VIVA LA FRANCE                    3/15/97            Owned           2060       World
 162201  FROM LONDON WITH LOVE             3/15/97            Owned           2060       World
 162211  ROMANCING THE FILM                3/15/97            Owned           2060       World
 162221  POP GO THE BEATLES                3/15/97            Owned           2060       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 162231  ON MY OWN                         3/15/97            Owned           2060       World
 162241  A NIGHT AT THE POPS               3/15/97            Owned           2060       World
 162251  PHANTOM OF THE OPERA & OTHER      3/15/97            Owned           2060       World
 162261  AN ENCHANTED EVENING:MUSIC OF     3/15/97            Owned           2060       World
 162271  LEROY ANDERSON'S GREATEST HITS    3/15/97            Owned           2060       World
 162281  MASTERS OF MAYHEM                 3/15/97            Owned           2060       World
 162291  SATIN DOLL                        3/15/97            Owned           2060       World
 162301  RACHMANINOFF:PIANO CONCERTO #3    3/15/97            Owned           2060       World
 165011  CHRISTMAS BRASS                   5/15/92            Owned           2060       World    Extendable at Intersound's Option
 165021  CHRISTMAS LANDSCAPES              5/15/92            Owned           2060       World
 165031  12 DAYS IN DECEMBER               5/15/92            Owned           2060       World
 165041  A DICKENS CHRISTMAS               5/15/92            Owned           2060       World
 165051  CHRISTMAS IN THE CITY             5/15/92            Owned           2060       World
 166011  CHRISTMAS MELODIES:VAN CRAVEN     6/25/96            Owned           2060       World
 166021  ACOUSTIC CHRISTMAS                6/25/96            Owned           2060       World
 166031  CHRISTMAS SAX:TODD NYSTROM        6/25/96            Owned           2060       World
 166041  CHRISTMAS CAROLING                6/25/96            Owned           2060       World
 166051  CHRISTMAS KEYBOARD:KELLER/WELL    6/25/96            Owned           2060       World
 166061  A CHRISTMAS HARP                  6/25/96            Owned           2060       World
 170031  CLASSIC COUNTRY HYMNS             7/15/92            Owned           2065       World
 170041  HYMNS FROM THE BAYOU              7/15/92            Owned           2065       World
 170051  OH HAPPY DAY REUNION-EDWIN HAW    8/15/92            Owned           2065       World
 170061  VOICES OF PRAISE                 10/15/92            Owned           2065       World
 170071  SEASONS OF PRAISE                10/15/92            Owned           2065       World
 170081  ONLY LOVE- KARYN LIST            10/15/92            Owned           2065       World
 170091  BAYOU HYMNS II                    1/15/93            Owned           2065       World
 170101  COUNTRY HYMNS II                  1/15/93            Owned           2065       World
 170211  ACOUSTIC PRAISE:CLASSICAL GUIT    2/15/94            Owned           2065       World
 170221  ACOUSTIC PRAISE:STRING QUART      2/15/94            Owned           2065       World
 170231  PAUL SMITH                        2/15/94            Owned           2065       World
 170291  DANNY CHAMBERS                    2/15/94            Owned           2065       World
 170301  HYMNS FROM THE HEART;SMOKY MTN    1/15/94            Owned           2065       World
 170311  20/20 BLIND                       2/15/94            Owned           2065       World
 170371  8:TERRI LYNN:THE ONLY LIFE FOR   10/15/94            Owned           2065       World
 170381  8:MAIA AMADA:FAITH REMAINS       10/15/94            Owned           2065       World
 170411  8:CRAIG DUNCAN:DEEP RIVER         8/15/94            Owned           2065       World
 170431  A HOMETOWN WEDDING                2/15/95            Owned           2065       World
 175501  VICKIE WINANS                     8/15/94            Owned           2060       World
 175511  SALT OF THE EARTH:ORDER MYSTEP    9/15/94            Owned           2060       World
 175521  JENNIFER HOLLIDAY:ON & ON        10/15/94            Owned           2060       World
 175531  IONA LOCKE:LETS GET IT ON        10/15/94            Owned           2060       World
 175551  FLORIDA MASS CHOIR:HOLY          10/15/94            Owned           2060       World
 175581  PAUL SMITH:EXTRA MEASURE          2/15/94            Owned           2060       World
 175591  20/20 BLIND                       2/15/94            Owned           2060       World
 175611  MAIA AMADA:FAITH REMAINS         10/15/94            Owned           2060       World
 175621  1 WAY:DESTINATION UNKNOWN        10/15/94            Owned           2060       World
 175631  CRAIG DUNCAN:DEEP RIVER          10/15/94            Owned           2060       World
 175641  HOME TOWN WEDDING:C. DUNCAN       2/15/95            Owned           2060       World
 175651  MICHAEL SCOTT & OUTREACH CHOIR    3/15/95            Owned           2060       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 175661  SLIM & THE SUPREME ANGELS         3/15/95            Owned           2060       World
 175671  WILLIAM BECTON                    4/15/95            Owned           2060       World
 175701  MIGHTY CLOUDS OF JOY              4/15/95            Owned           2060       World
 175711  JAMES HALL COMMUNITY CHOIR        9/15/95            Owned           2060       World
 175731  LEAD ME:DALLAS FT WORTH           7/15/95            Owned           2060       World
 175741  DONNIE HARPER                     8/15/95            Owned           2060       World
 175761  A GOSPEL CHRISTMAS                8/15/95            Owned           2060       World
 175781  B CHASE WILLIAMS                  8/15/95            Owned           2060       World
 175801  KATHY MYERS                       3/16/96            Owned           2060       World
 175811  I FEEL GOOD:FREEDOM CHOIR         7/15/95            Owned           2060       World
 175821  MY TRIBUTE:FREEDOM CHOIR          7/15/95            Owned           2060       World
 176071  GMWA COMPILATION                  1/16/96            Owned           2060       World
 176081  DELEON RICHARDS:MY LIFE           4/14/96            Owned           2060       World
 176091  SUNDAY MORNING COUNTRY            3/26/96            Owned           2060       World
 180011  'VICTORY AT SEA'                  9/15/89            Owned           2065       World
 180021  'GREAT BIG BAND HITS              9/15/89            Owned           2065       World
 180031  'SOUND OF MUSIC'                  9/15/89            Owned           2065       World
 180051  'BROADWAY'S GREATEST HITS'        9/15/89            Owned           2065       World
 180061  'WORLD'S GREATEST LOVE SONGS'     9/15/89            Owned           2065       World
 180081  'BEATLE'S GREATEST HITS'          9/15/89            Owned           2065       World
 180091  'YANKEE DOODLE DANDY'             9/15/89            Owned           2065       World
 180101  'DUKE ELLINGTON'S GREATEST HIT    9/15/89            Owned           2065       World
 180111  BLUE TANGO-ANDERSON, LEROY        4/15/90            Owned           2065       World
 180121  FIEDLERS FAVORITES                4/15/90            Owned           2065       World
 180131  JAMES BONDS GREATEST HITS         8/15/90            Owned           2065       World
 180141  HALLELUJAH HOLLYWOOD              4/15/90            Owned           2065       World
 180151  GOTHAMS GREATEST:THEMES           6/15/89            Owned           2060       World
 180171  'BEST OF LAMBADA'-PARA CARIMBO    2/15/90            Owned           2065       World
 180181  DIXIELAND'S GREATEST HITS         8/15/90            Owned           2065       World
 180201  GERSHWIN/ELLINGTON GREATST HIT    8/15/90            Owned           2065       World
 180211  DANCE, DANCE, DANCE               1/15/91            Owned           2065       World
 180221  GERSHWIN AT THE MOVIES            1/15/91            Owned           2065       World
 181011  TEMPLE OF BOOM                    4/15/94            Owned           2065       World
 181021  BASS ZONE                         4/15/94            Owned           2065       World
 181031  BACK 2 BASS X                     9/15/94            Owned           2065       World
 181081  WAY 2 REAL:38TH STREET           11/15/94            Owned           2065       World
 181101  MENTALLY DISTURBED                4/15/95            Owned           2065       World
 181111  BACK 2 BASS X:PG                  2/15/95            Owned           2065       World
 181141  (PG)WAY 2 REAL:38TH ST            2/15/95            Owned           2065       World
 181161  BASS DREAMS                       4/15/95            Owned           2065       World
 181171  THREE STEPS FROM NOWHERE          4/15/95            Owned           2065       World
 181191  PG:BASS DREAMS                    4/15/95            Owned           2065       World
 181211  PASS IT ON: CD MAXI               5/15/95            Owned           2065       World
 181301  BASS ALERT (ENHANCED)            10/15/95            Owned           2065       World
 181351  BASS DATES                       11/15/95            Owned           2065       World
 181361  BASS ALERT:PG VERSION             1/15/96            Owned           2065       World
 181371  BASS DATES:PG VERSION             1/15/96            Owned           2065       World
 181381  GHETTO BEATS                      3/26/96            Owned           2060       World
 181411  GHETTO BEATS:PG VERSION           4/15/96            Owned           2060       World
 181421  *BASS 2 THE OLD SCHOOL            5/15/96            Owned           2060       World
 181431  ROCK THA BASS                     5/15/96            Owned           2060       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 181441  *BACK 2 THA OLD SCHOOL:V2         7/15/96            Owned           2060       World
 181451  *BASS CRIMES                      7/15/96            Owned           2060       World
 181461  *GHOSTTOWN DJ'S FRANTIC          10/15/96            Owned           2060       World
 181491  BOO JAMZ:SUPAQUAD                 5/15/97            Owned           2060       World
 181501  BASS HEADZ:2 DISC                 3/15/97            Owned           2060       World
 181511  BASS TRIP:2 DISC                  3/15/97            Owned           2060       World
 181521  BASS CREATIONS VOL 2              4/15/97            Owned           2060       World
 181531  PHASE BASS                        4/15/97            Owned           2060       World
 181541  BASS MIXX:2 DISC SET              7/15/97            Owned           2060       World
 181551  BASS ASYLUM:2 DISC SET            7/15/97            Owned           2060       World
 183011  BROADWAY-RODGERS & HAMMERSTEIN    9/15/92            Owned           2065       World
 183021  BROADWAY-ANDREW LLOYD WEBBER      9/15/92            Owned           2065       World
 183031  BROADWAY-KERN,GERSHWIN,BERNSTE    9/15/92            Owned           2065       World
 183041  BROADWAY-LA CAGE,CHORUS LINE      9/15/92            Owned           2065       World
 183051  BROADWAY-FIDDLER, FUNNY GIRL      9/15/92            Owned           2065       World
 183061  BROADWAY-LERNER & LOWE            9/15/92            Owned           2065       World
 183071  BROADWAY-OKLAHOMA,CAROUSEL&FLO    9/15/93            Owned           2065       World
 183081  BDWAY-GUYS&DOLLS,HELLO DOLLY&C    9/15/93            Owned           2065       World
 183091  INT BDWAY:WITH ONE LOOK:         11/15/96            Owned           2060       World
 183101  INT BDWAY:NIGHT AND DAY          11/15/96            Owned           2060       World
 183111  INT BDWAY:MY FAVORITE THINGS     11/15/96            Owned           2060       World
 183121  INT BDWAY:SINGIN IN THE RAIN     11/15/96            Owned           2060       World
 184011  HLWD:SEX & SEDUCTION              7/15/94            Owned           2065       World
 184021  HLWD:FINAL FRONTIER               7/15/94            Owned           2065       World
 184031  HLWD:GREAT EPICS                  7/15/94            Owned           2065       World
 184041  HLWD:WAR IS HELL                  7/15/94            Owned           2065       World
 184051  HLWD:WILD WESTERNS                7/15/94            Owned           2065       World
 184061  HLWD:MUSIC FOR MURDER             7/15/94            Owned           2065       World
 184071  HLWD:HEARTSTRINGS                 7/15/95            Owned           2065       World
 184081  HLWD:FINE ROMANCE                 7/15/95            Owned           2065       World
 189011  FRANCE INTERNATIONAL              3/15/95            Owned           2065       World
 189021  ITALY INTERNATIONAL               3/15/95            Owned           2065       World
 189031  GERMANY INTERNATIONAL             3/15/95            Owned           2065       World
 189041  SPAIN INTERNATIONAL               3/15/95            Owned           2065       World
 189051  MEXICO INTERNATIONAL              3/15/95            Owned           2065       World
 189061  CARIBBEAN INTERNATIONAL           3/15/95            Owned           2065       World
 189071  SCOTLAND INTERNATIONAL            3/15/95            Owned           2065       World
 189081  IRELAND INTERNATIONAL             3/15/95            Owned           2065       World
 189091  ISREAL INTERNATIONAL              3/15/95            Owned           2065       World
 189101  GREECE INTERNATIONAL              3/15/95            Owned           2065       World
 189111  HAWAII INTERNATIONAL              3/15/95            Owned           2065       World
 189121  JAPAN INTERNATIONAL               3/15/95            Owned           2065       World
 191051  JANIE FRICKE                      7/15/91            Owned           2065       World
 191101  ROY CLARK - FAVORITE HYMNS        7/15/93            Owned           2065       World
 191121  GATLIN CHRISTMAS                  6/25/96            Owned           2065       World
 191141  JOHNNY RODRIGUEZ RUN FOR BORDE    8/15/93            Owned           2065       World
 191171  ZION CHOIR:THE SOUNDS OF ZION     5/15/94            Owned           2065       World
 191181  KATHY MEYER:A SAFE PLACE          2/15/94            Owned           2065       World
 191191  HEAVEN SENT                       2/15/94            Owned           2065       World
 191211  EDDY RAVEN                        5/15/94            Owned           2065       World
 191221  BANJOMANIA!                       5/15/94            Owned           2065       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 191231  THE GATLIN BROS: COOL WATER       5/15/94            Owned           2065       World
 191241  EDWIN HAWKINS:KINGS & KINGDOMS    5/15/94            Owned           2065       World
 191271  VICKIE WINANS                     7/15/94            Owned           2065       World
 191281  IONA LOCKE:LETS GET IT ON        10/15/94            Owned           2065       World
 191291  8:SALT OF THE EARTH:ORDER MY S    8/15/94            Owned           2065       World
 191301  BANJOMANIA CHRISTMAS              6/25/96            Owned           2060       World
 191331  8:FLORIDA MASS CHOIR:HOLY        10/15/94            Owned           2065       World
 191351  GATLINS BOX SET                   8/15/94            Owned           2065       World
 191411  RONNIE JAMES                      1/15/95            Owned           2070       World
 191431  MICHAEL SCOTT & OUTREACH CHOIR    2/15/95            Owned           2065       World
 191441  SLIM & THE SUPREME ANGELS         2/15/95            Owned           2065       World
 191451  WILLIAM BECTON                    4/15/95            Owned           2065       World
 191471  MIGHTY CLOUDS OF JOY - POWER      4/15/95            Owned           2065       World
 191481  KANSAS:FREAKS OF NATURE           4/15/95            Owned           2065       World
 191491  EXILE                             4/15/94            Owned           2065       World
 191501  SONS OF BEACHES:BELLAMY BROS      5/15/95            Owned           2065       World
 191531  DAN SEALS                         6/15/95            Owned           2065       World
 191551  I FEEL GOOD: MYRA WALKER SINGR    6/15/95            Owned           2065       World
 191561  MY TRIBUTE:MYRA WALKER SINGERS    6/15/95            Owned           2065       World
 191571  LEAD ME:DALLAS FT WORTH CHOIR     6/15/95            Owned           2070       World
 191611  NJ MASS WITH DONNIE HARPER        7/15/95            Owned           2065       World
 191621  B CHASE WILLIAMS WITH SHABACH     9/15/95            Owned           2065       World
 191631  JAMES HALL COMMUNITY CHOIR        9/15/95            Owned           2065       World
 191641  IONA LOCKE                        9/15/95            Owned           2065       World
 191661  KATHY MEYER                       1/15/96            Owned           2065       World
 191671  SOUNDS OF THE SPRIRT:GMWA         1/15/96            Owned           2065       World
 191681  OH HAPPY DAY:MYRA WALKER SINGE    1/16/97            Owned           2065       World
 191691  *DELEON RICHARDS:ITS MY LIFE      3/15/96            Owned           2065       World
 191701  MYRA WALKER:PRECIOUS LORD         1/16/97            Owned           2065       World
 191741  MICHAEL STANLEY:COMING UP FOR     2/15/96            Owned           2070       World
 191761  P.AMOUR:MIDDLE OF A MIRACLE       5/14/96            Owned           2060       World
 191771  *OL' SCHOOL:OHIO PLAYERS          3/15/96            Owned           2071       World
 191781  ANTHONY HILL:A MESSAGE TO JESU    5/14/96            Owned           2060       World
 191801  MICHAEL SCOTT                     8/15/96            Owned           2060       World
 191821  *CAMEO:NASTY                      7/15/96            Owned           2071       World
 191831  *THE GAP BAND:LIVE AND WELL       6/15/96            Owned           2071       World
 191901  *TOGETHER AS ONE:SLIM & M.CLOU    6/15/96            Owned           2071       World
 192141  BAILLIE & THE BOYS:AROUND THE     9/15/96            Owned           2071       World
 192151  JACK JEZZRO:NASHVILLE PLAYERS    10/15/96            Owned           2071       World
 192181  SALT OF THE EARTH:COME LETS WO    9/15/96            Owned           2071       World
 192201  *CONFUNKSHUN:LIVE FOR YA A**      8/15/96            Owned           2071       World
 192221  *EDGAR WINTER:THE REAL DEAL       7/15/96            Owned           2071       World
 192231  VOICES OF THE VALLEY              7/15/96            Owned           2071       World
 192241  SLIM & ANGELS:NOBODY BUT YOU      9/15/96            Owned           2071       World
 192261  MIGHTY CLOUDS:LIVE IN CHARLEST   11/15/96            Owned           2071       World
-----------------------------------------------------------------------------------------------------------------------------------

                                Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item     item                            release      Master Status         Reverts    Territory
number   description                     date
-----------------------------------------------------------------------------------------------------------------------------------
 192341  LIVE AT GMWA 96:MERCY THAT SUI   11/15/96            Owned           2071       World
 192371  OH HAPPY DAY REUNION:E.HAWKINS    1/15/97            Owned           2071       World
 192381  ON & ON:JENNIFER HOLLIDAY         1/16/97            Owned           2071       World
 192391  ZION                              1/16/97            Owned           2071       World
 192401  CLOSEST FRIENDS:HEAVEN SENT       1/16/97            Owned           2071       World
 192411  KINGS & KINGDOMS:EDWIN HAWKINS    1/16/97            Owned           2071       World
 192421  HOLY:FLORIDA MASS CHOIR           1/16/97            Owned           2071       World
 192431  LEAD ME:DFW MASS CHOIR            1/16/97            Owned           2071       World
 192441  SEND YOUR RAIN:NJ MASS CHOIR      1/16/97            Owned           2071       World
 192471  TM YOUTH CHOIR                    2/15/97            Owned           2071       World
 192571  WE REMEMBER HIM                   1/15/97            Owned           2071       World
 192591  GOOD NEWS GROOVE                  2/15/97            Owned           2071       World
 192671  DAZZ BAND                         5/15/97            Owned           2071       World
 192681  STOP THE GUNFIGHT:TRAPP.2PAC,N     972015            Owned           2071       World
 192701  PG:STOP THE GUNFIGHT:TRAPP,2PA    4/22/97            Owned           2071       World
 192741  TRIP ON X                         6/15/97            Owned           2071       World
 192761  R MCDOWELL:ELVIS:TRIBUTE TO TH    6/15/97            Owned           2071       World
 192811  LAKESIDE:INVASION                 8/26/97            Owned           2071       World
 192841  GEORGE CLINTON:LIVE&KICKIN 2      9/15/97            Owned           2071       World
 192871  MICHAEL JOHNSON:ON & ON           8/15/97            Owned           2071       World
 192881  EDDIE RABBITT:BEATIN THE ODDS     9/15/97            Owned           2071       World
 192891  DUELING BANJOMANIA               10/15/97            Owned           2071       World
 193011  CROSSROADS-JANIE FRICKE           8/15/92            Owned           2065       World
 193021  ROY CLARK                         3/15/96            Owned           2065       World
 193031  MEL MCDANIEL                      4/15/93            Owned           2065       World
 193041  JANIE FRICKE                      4/15/93            Owned           2065       World
 193051  LARRY GATLIN                      4/15/93            Owned           2065       World
 193061  MICKEY GILLEY                     4/15/93            Owned           2065       World
 193091  MICKEY GILLEY VOL. 2              1/15/94            Owned           2065       World
 193211  COUNTRY POLKATIME                 3/15/96            Owned           2071       World
 193261  EDDY RAVEN                        7/15/96            Owned           2071       World
 193271  JOHNNY RODRIQUEZ                  7/15/96            Owned           2071       World
 193281  MEL MCDANIEL                      7/15/96            Owned           2071       World
 193291  DIXIELAND                         7/15/96            Owned           2071       World
 193301  MOE BANDY: ACT NATURALLY         10/15/97            Owned           2071       World
 195091  MUSIC FACTORY:DANCE TRIP 2000     2/15/97            Owned           2071       World
 195131  MUY CALIENTE                      9/23/97            Owned           2071       World
 195151  BIG BAND DANCE MIX                4/15/97            Owned           2071       World
 196021  CARMINE                           1/15/94            Owned           2071       World
 196031  WENDY BUCKLEW:PAINTING SIDEWAL    8/15/94            Owned           2065       World
 196061  THE GRAPES                        1/15/95            Owned           2065       World
 199921  B CHASE WILLIAMS                                     Owned           2071       World
 199931  VICKIE WINANS                                        Owned           2071       World
 199941  BRONX MASS                                           Owned           2071       World
-----------------------------------------------------------------------------------------------------------------------------------

                                   INTERSOUND
                                    Releases
                            12/2/97 through 07/28/98

---------------------------------------------------------------------------------------------------------------------------
NUMBER  DESCRIPTION                                                             RELEASE   LICENSE   TERM          TERRITORY
                                                                                 DATE
---------------------------------------------------------------------------------------------------------------------------
3594    Taliesin Anthem                                                         12/30/97  Own       Perpetuity     World
1431    Passion Volume 2                                                        1/6/98    Own       Perpetuity     World
1426    George Mann, Piano - Sensual Classics                                   1/6/98    Own       Perpetuity     World
3596    Peter Nero - All the Things You Are                                     1/27/98   Own       Perpetuity     World
3587    Broadway's Greatest Hits-Paul Freeman-Orchestra of the Americas         1/27/98   Own       Perpetuity     World
3598    Broadway's Greatest Hits-Paul Freeman-Orchestra of the Americas         1/27/98   Own       Perpetuity     World
3588    Hollywood's Greatest Hits-Bill Broughton-Orchestra of the Americas      1/27/98   Own       Perpetuity     World
3599    Hollywood's Greatest Hits-Bill Broughton-Orchestra of the Americas      1/27/98   Own       Perpetuity     World
8159    Power Dance                                                             1/27/98   Own       Perpetuity     World
8161    Thee Underground Kingdom - Kram                                         2/24/98   Own       Perpetuity     World
3621    Symphonies:  The Greatest Hits                                          2/24/98   Own       Perpetuity     World
3622    Piano:  The Greatest Hits                                               2/24/98   Own       Perpetuity     World
9296    Jo-El Sonnier - Here to Stay                                            2/24/98   Own       Perpetuity     World
9333    TG Sheppard Live                                                        2/24/98   Own       Perpetuity     World
9331    Hot County Hits Volume 1                                                2/24/98   Own       Perpetuity     World
9332    Hot County Hits Volume 2                                                2/24/98   Own       Perpetuity     World
9291    Bring on Da Funk Vol 1 - George Clinton, Cameo, Dazz Band and More      2/24/98   Own       Perpetuity     World
9292    Bring on Da Funk Vol 2 - Ohio Players, Lakeside, ConFunkShun and More   2/24/98   Own       Perpetuity     World
9293    Bring on Da Funk Vol 3 - Gap Band, George Clinton, Dazz Band and More   2/24/98   Own       Perpetuity     World
9294    Bring on Da Funk Vol4 - Lakeside, ConFunkShun and More                  2/24/98   Own       Perpetuity     World
9298    Lynn Anderson - Latest and Greatest                                     3/31/98   Own       Perpetuity     World
8129    Mike City - Body                                                        3/31/98   Own       Perpetuity     World
3702    Gary Motley - Echoes of Ella                                            3/31/98   Own       Perpetuity     World
9531    Mariner - Amphibian                                                     4/28/98   Own       Perpetuity     World
8128    Mike City - Body                                                        4/28/98   Own       Perpetuity     World
8915    The Music of South America - Los Amigos                                 4/28/98   Own       Perpetuity     World
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
NUMBER  DESCRIPTION                                                             RELEASE   LICENSE   TERM          TERRITORY
                                                                                 DATE
---------------------------------------------------------------------------------------------------------------------------

8916    The Music of Oktoberfest! The Bavarian Oktoberfest Band                 4/28/98   Own       Perpetuity     World
4624    The Best of Louis Armstrong - First Choice                              4/28/98   Own       Perpetuity     World
4625    The Best of Al Jolson - First Choice                                    4/28/98   Own       Perpetuity     World
4626    The Best of Benny Goodman - First Choice                                4/28/98   Own       Perpetuity     World
4627    The Best of Harry James - First Choice                                  4/28/98   Own       Perpetuity     World
4623    Music From Titanic - American Film Orchestra                            4/28/98   Own       Perpetuity     World
9533    Duke Mushroom Presents Mellowtron Drum-n-Basics                         6/2/98    Own       Perpetuity     World
3578    Echoes of Billy Holiday                                                 6/2/98    Own       Perpetuity     World
8128    Mike City - City Limits                                                 6/2/98    Own       Perpetuity     World
1734    Music for Entertaining                                                  6/2/98    Own       Perpetuity     World
1735    Relaxing With The Classics                                              6/2/98    Own       Perpetuity     World
1736    An Evening With Beethoven                                               6/2/98    Own       Perpetuity     World
1737    An Evening With Mozart                                                  6/2/98    Own       Perpetuity     World
4628    Titanic and Other Move Hits 0 America Film Orchestra                    6/2/98    Own       Perpetuity     World
4631    Summer Jammin'                                                          6/2/98    Own       Perpetuity     World
4629    Annie Laurie and Other Celtic Ballads                                   6/2/98    Own       Perpetuity     World
4630    Round the House! Budd O'Reillly Band                                    6/2/98    Own       Perpetuity     World
9339    All Star Booty Mix - Various                                            6/23/98   Own       Perpetuity     World
9338    Dazz Band - Here We Go Again                                            6/23/98   Own       Perpetuity     World
9288    From the Heart - Last Recordings of Eddie Rabbitt                       6/23/98   Own       Perpetuity     World

---------------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT C
                                                              TO SCHEDULE 10.14

                          PLATINUM ENTERTAINMENT, INC.
                                 TRADEMARKS
                          REGISTERED U.S TRADEMARKS

NAME                                    REGISTRATION NO.
----                                    ----------------
CGI Records, Inc.                       1838585
River North Records, Inc.               1814760
Light Records, Inc.                     1932514
Nobody's Gonna Knock My Sox Off         1956751
After Hours                             1793475
America's 'Pops'                        1535955
Branson Entertainment                   1776112
    (Suppl. Register)
Cinedisc                                1513405
Classical Heritage                      1790951
Classics for Joy (Stylized)             1102560
Counter Culture                         1856632
Design of Clef                          1075865
Direct to Digital                       1548067
First Choice & Design                   1811457
Intersound                              1803152
Intersound Entertainment                1888285
Maxiplay                                1457272
Musicmate                               1472957
Orchestra of the Americas               1783707
Pro-Arte                                1198554
Projazz (Stylized)                      1465290
Quitessence & Design                    1096575
Reflections                             1858398

                PENDING TRADEMARK APPLICATIONS

NAME                                    REGISTRATION NO.

So-Lo Jam                               Pending
Booty Mix                               Pending
Concert @ Home                          Pending


                             11

                 PENDING TRADEMARK APPLICATIONS

NAME                                    REGISTRATION NO.
Retro Lunchbox                          Pending
Taliesin Orchestra                      Pending
Flying Tart                             Pending



                  REGISTERED STATE TRADEMARKS

     COUNTRY        NAME                     REGISTRATION NO.
     Minnesota      America's 'Pops'         13330
     Minnesota      Audio + and Design       14024
     Minnesota      Direct to Digital        13991
     Minnesota      Musicmate & Design       12350

                 REGISTERED FOREIGN TRADEMARKS

     COUNTRY        NAME                     REGISTRATION NO.
     Canada         Branson Entertainment    422280
     Canada         Cinedisc                 351987
     Canada         Classics for Joy         303754
     Canada         Intersound               425431
     Canada         Intersound Entertainment TMA 426,545
     Canada         Pro-Art                  268632
     Japan          Pro-Art                  1991188

             PENDING FOREIGN TRADEMARK APPLICATIONS

     COUNTRY        NAME                     REGISTRATION NO.
     Canada         So-Lo Jam                Pending

                                                                  EXHIBIT C

                               SCHEDULE

                                10.14

                         INTELLECTUAL PROPERTY


TRADEMARK LICENSE: Pursuant to the House of Blues Joint Venture, Borrower has a license to use the "House of Blues" name, service mark and trademark.

                                                                 EXHIBIT D(i)
                                                                 Schedule 10.14

                       PLATINUM MASTERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        REVERSION   LICENSE
SELECTION   PRJ #                 TITLE                         ARTIST     SR #             SR DATE         DATE    REVERSION DATE
----------------------------------------------------------------------------------------------------------------------------------
       2022   1010  Christmas Gift of Love            Various                    EXCLUSIVE  LICENSE                           2004
      41014    909  Songs From Ablion 3 (lease)(REX)  Johnson, Jeff              EXCLUSIVE  LICENSE                           1998
      42000    926  Blue Belly Sky (lease) (REX)      Waiting                    EXCLUSIVE  LICENSE                           1998
      43001    908  Songs From Ablion 2 (lease)(REX)  Johnson, Jeff              EXCLUSIVE  LICENSE                           1998
      45010    905  Isle of Dreams (lease) (REX)      Johnson, Jeff              EXCLUSIVE  LICENSE                           1999
     611452    814  Back To Gospel                    Various                    EXCLUSIVE  LICENSE                           1998
     611752    865  Watching The River Run            Messina, Jim               EXCLUSIVE  LICENSE                           2001
     611922    861  Fallen Angel                      Warren, Jamie              EXCLUSIVE  LICENSE                           2006
     612192    881  This Is The Day (lease)           Whitman, Walt              EXCLUSIVE  LICENSE            2001
     612202    883  Live And Blessed (lease)          Whitman, Walt              EXCLUSIVE  LICENSE            2001
     612212    882  We Are One (lease)                Whitman, Walt              EXCLUSIVE  LICENSE            2001
     690053    870  Saturday Nite Sing (Video)        Various                    EXCLUSIVE  LICENSE                  (OPEN)
    6519921         Holy Bible - Old Testament        Statler Brothers           EXCLUSIVE  LICENSE            1998
    6520021         Holy Bible - New Testament        Statler Brothers           EXCLUSIVE  LICENSE            1998
               997  Untitled (HOB)                    Barksdale, Becky           EXCLUSIVE  LICENSE                           2001
               885  Undivided Soul                    Emit Ridge                 EXCLUSIVE  LICENSE                           2001
               907  Songs From Ablion 1 (lease)(REX)  Johnson, Jeff              EXCLUSIVE  LICENSE                           1998
               894  On Air                            Parsons, Alan              EXCLUSIVE  LICENSE                           2003
               884  Sing Children Sing (Lease)        Whitman, Walt              EXCLUSIVE  LICENSE                           2001
               878  One Way                           Wiggins, Allen             EXCLUSIVE  LICENSE                           2002
----------------------------------------------------------------------------------------------------------------------------------

                                                                  EXHIBIT D(i)
                                                                  Schedule 10.14

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   103971    SCOTT JOPLINS GREATEST HITS        5/15/88  Exclusive License       8/31/97   World
   104311    'CHEEK TO CHEEK' ASTAIRE           7/15/88  Non-Exclusive License     2055    World
   104321    'PENNIES FROM HEAVEN' CROSBY       7/15/88  Non-Exclusive License     2055    World
   104331    S'WONDERFUL-GEORGE GERSHWIN       10/15/88  Non-Exclusive License     2055    World
   104361    MAMMY  AL JOLSON                  10/15/88  Non-Exclusive License     2055    World
   104371    PAPER MOON  PAUL WHITEMAN         10/15/88  Non-Exclusive License     2055    World
   104381    'MA CHERIE' - CHEVALIER            2/15/89  Non-Exclusive License     2055    World
   104391    I WISH YOU WERE - ARMSTRONG        2/15/89  Non-Exclusive License     2055    World
   104401    BOO BOO BE DOOP - BETTY BOOP      10/15/88  Non-Exclusive License     2055    World
   104461    THE BEATLES BOOK-HARNOY            8/15/89  Exclusive License       Sell Off  World
   104511    'BROADWAY BAROQUE'-JOHN ARPIN      2/15/90  Exclusive License       8/31/97   World
   104551    AMAZING GRACE-40TH HIGHLANDERS     5/15/89  Exclusive License       8/31/97   World
   104571    POCKETFUL OF DREAMS - CROSBY      10/15/89  Non-Exclusive License     2065    World
   104581    'A FINE ROMANCE'-ASTAIRE           6/15/89  Non-Exclusive License     2065    World
   104591    'VAGABOND LOVER' - RUDI VALLE     10/15/89  Non-Exclusive License     2065    World
   104601    'MAKIN WHOOPEE'-CANTOR/BRICE       6/15/89  Non-Exclusive License     2065    World
   104731    'YOU'RE THE TOP' - MERMAN          1/15/90  Non-Exclusive License     2065    World
   104761    'IRELAND MY IRELAND'-MCCORMACK     1/15/90  Non-Exclusive License     2065    World
   104811    MARIA CALLAS LIVE                  5/15/90  Exclusive License       8/31/97   World
   104821    'MOOD INDIGO'-ELLINGTON            6/15/89  Non-Exclusive License     2065    World
   104831    'LEGENDARY ENTERTAINERS'           9/15/89  Non-Exclusive License     2065    World
   104841    'LEGENDARY BANDS OF THE 20'S'      9/15/89  Non-Exclusive License     2065    World
   104851    'LEGENDARY BANDS OF THE 30'S'      9/15/89  Non-Exclusive License     2065    World
   104861    'BROTHER CAN YOU SPARE A DIME'     9/15/89  Non-Exclusive License     2065    World
   104871    KINGS OF RAGTIME-ARPIN             8/15/89  Exclusive License       8/31/97   World
   104891    20 LEGENDARY TENORS                5/15/90  Exclusive License       8/31/97   World
   104901    'JAZZ ME BLUES'/BIX BIEDERBECK    10/15/89  Non-Exclusive License     2065    World
   104911    'ROSE MARIE' - NELSON EDDY        10/15/89  Non-Exclusive License     2065    World
   105031    ASPECTS OF WEBBER:BBC CONCERT      6/15/89  Exclusive License       Sell Off    US
   105051    DICK TRACY - CRIMESTOPPER          6/15/90  Non-Exclusive License     2065    World
   105061    ANDREW SISTERS;VARIOUS             7/15/90  Non-Exclusive License     2065    World
   105071    HARRY JAMES;VARIOUS                7/15/90  Non-Exclusive License     2065    World
   105081    DORSEY BROTHERS;VARIOUS            7/15/90  Non-Exclusive License     2065    World
   105091    HOLLYWOOD SINGS;VARIOUS            7/15/90  Non-Exclusive License     2065    World
   105151    MUSIC OF CAKEWALK:JOHN ARPIN       8/15/90  Exclusive License       8/31/97   World
   105161    SPIKE JONES; VARIOUS               9/15/90  Non-Exclusive License     2065    World
   105171    MARLENE DIETRICH; VARIOUS          9/15/90  Non-Exclusive License     2065    World
   105181    KATE SMITH; VARIOUS                9/15/90  Non-Exclusive License     2065    World
   105191    CLASSICS AND ALL THE JAZZ          9/15/90  Non-Exclusive License     2065    World
   105251    BACH ON BROADWAY                  10/15/90  Exclusive License       8/31/97   World
   105481    LEGENDS-STARS OF THE 30'S          2/15/91  Exclusive License       8/31/97   World
   105491    LEGENDS - DJANGO RHEINHART         2/15/91  Non-Exclusive License     2065    World
   105501    LEGENDS - BOSWELL SISTERS          2/15/91  Non-Exclusive License     2065    World
   105511    SHOSTAKOVITCH FILM MUSIC           2/15/91  Exclusive License       8/31/97   World
   105531    LEGENDS - HAL KEMP                 6/15/91  Non-Exclusive License     2065    World
   105541    LEGENDS - BUNNY BERIGAN            6/15/91  Non-Exclusive License     2065    World
   105551    LEGENDS - INK SPOTS                6/15/91  Non-Exclusive License     2065    World
   105571    TOUCH OF ART-ART FERRANTE          2/15/91  Exclusive License       Sell Off  World
   105581    LEGENDS - KING COLE TRIO           6/15/91  Non-Exclusive License     2065    World
   105591    CONEY ISLAND BABY                  4/15/91  Exclusive License        1/1/01   World
   105621    JOPLIN:KING OF RAGTIME;ARPIN       1/13/92  Exclusive License       8/31/97   World
   105651    CATHERINE WILSON                   9/15/91  Exclusive License       8/30/01   World
   105661    AMERICAN SPEECHES                  6/15/91  Exclusive License       8/31/97   World
   105671    SPEECHES OF WINSTON CHURCHILL      6/15/91  Exclusive License       8/31/97   World
   105681    PROJECTIONS - MAC FRAMPTON         6/15/91  Exclusive License       Sell Off  World
   105851    FRENCH CONNECTION                  1/15/92  Exclusive License       8/31/97   World
   105901    GLENN MILLER:IN THE MOOD           9/15/91  Non-Exclusive License     2065    World
   105911    TOMMY DORSEY:BOOGIE WOOGIE         9/15/91  Non-Exclusive License     2065    World
   105921    GUY LOMBARDO:AULD LANG SYNE        9/15/91  Non-Exclusive License     2065    World
   105951    THE ENGLISH TUBA                   3/15/92  Exclusive License       8/31/97   World
   107381    WARM VALLEY - JOE HENDERSON        1/15/94  Exclusive License       10/15/96  World
   107411    BACKSTREET                         9/6/94   Exclusive License       9/23/97   World
   107421    DR. BOMBAY                        10/15/94  Exclusive License       9/23/97   World
   108011    BACH'S GREATEST HITS:MAXIPLAY      1/15/86  Non-Exclusive License     2055    World
   108041    MAXI,WAGNER,LISZT, TCHAIKOSKY      7/15/86  Non-Exclusive License     2055    World
   108071    MOZART'S GREATEST HITS:MAXIPLY     2/15/86  Non-Exclusive License     2055    World
   108081    STRAUSS' GREATEST HITS:MAXIPLY     7/15/86  Non-Exclusive License     2055    World
   108091    TCHAIKOVSKY'S GREATEST HITS:MA     7/15/86  Non-Exclusive License     2055    World
   108101    HANDEL'S GREATEST HITS:MAXI        1/15/87  Non-Exclusive License     2055    World
   108111    GREIG'S GREATEST HITS:MAXIPLAY     1/15/87  Non-Exclusive License     2055    World
   108121    BEST OF THE RUSSIANS:MAXIPLAY      1/15/87  Non-Exclusive License     2055    World
   108131    WORLD'S GREATEST OVERTURES:MAX     1/15/87  Non-Exclusive License     2055    World  Extendable at Intersound's Option
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status


-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   108141    GERSHWINS GREATEST HITS            7/15/87  Non-Exclusive License     2055   World
   108151    MENDELSSOHNS GREATEST HITS         7/15/87  Non-Exclusive License     2055   World
   108161    VIVALDI'S GREATEST HITS            7/15/87  Non-Exclusive License     2055   World
   108171    GREATEST HITS OF 1750              7/15/87  Non-Exclusive License     2055   World
   108181    MOSTLY MOZART;GREATEST HITS        7/15/87  Non-Exclusive License     2055   World
   108191    WORLD'S GREATEST WALTZES           2/15/88  Non-Exclusive License     2055   World
   108201    BEETHOVEN'S GREATEST HITS          2/15/88  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108211    WORLD'S GREATEST MARCHES           7/15/86  Non-Exclusive License     2055   World
   108221    WORLD'S GREATEST DANCES            2/15/88  Non-Exclusive License     2055   World
   108231    BRAHM'S GREATEST HITS              2/15/88  Non-Exclusive License     2055   World
   108241    CHOPINS GREATESTHITS               6/15/88  Non-Exclusive License     2055   World
   108251    WAGNERS GREATEST HITS              6/15/88  Non-Exclusive License     2055   World
   108261    WORLDS GREATESTVIOLIN CONCERT      6/15/88  Non-Exclusive License     2055   World
   108271    WORLDS GREATEST PIANO CONCERTO     6/15/88  Non-Exclusive License     2055   World
   108281    DVORAKS GREATESTHITS               5/15/88  Non-Exclusive License     2055   World
   108301    WORLDS GREATEST MELODIES           9/15/88  Non-Exclusive License     2055   World
   108311    GREATEST HITS OF TRUMPET           9/15/88  Non-Exclusive License     2055   World
   108321    BEETHOVEN FESTIVAL HITS            5/15/88  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108331    GREATEST HITS OF THE ORGAN         9/15/88  Non-Exclusive License     2055   World
   108341    CLASSICAL MUSIC FOR PEOPLE         9/15/88  Non-Exclusive License     2055   World
   108351    GREATEST HITS OF ALL               9/15/88  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108361    AMERICA'S GREATEST HITS            3/15/89  Non-Exclusive License     2055   World
   108371    FRANCE'S GREATEST HITS             3/15/89  Non-Exclusive License     2055   World
   108381    AT THE MOVIES                      3/15/89  Non-Exclusive License     2055   World
   108391    AT THE POPS                        3/15/89  Non-Exclusive License     2055   World
   108441    CHRISTMAS LEGENDS                  6/15/89  Non-Exclusive License     2055   World
   108451    'AT THE OPERA'                     6/15/89  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108471    MORE CLASS HATE CLASS              6/15/89  Non-Exclusive License     2055   World
   108481    BERLIOZ GREATEST HITS              6/15/89  Non-Exclusive License     2055   World
   108491    'AT THE BALLET'                    6/15/89  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108501    RUSSIA'S GREATEST HITS             0/15/89  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108511    VIENNA'S GREATEST HITS             0/15/89  Non-Exclusive License     2055   World
   108521    BIZET'S GREATEST HITS              0/15/89  Non-Exclusive License     2055   World
   108531    WORLD'S GREATEST ENCORES           0/15/89  Non-Exclusive License     2055   World
   108541    WORLD'S GREATEST SYMPHONIES        0/15/89  Non-Exclusive License     2055   World
   108551    GERMANY'S GREATEST HITS            2/15/90  Non-Exclusive License     2055   World
   108561    GREATEST HITS FROM AIDA            2/15/90  Non-Exclusive License     2055   World
   108571    WORLDS GREATEST PIANO MASTERPIECES 2/15/90  Non-Exclusive License     2055   World
   108581    WORLD'S GREATEST CHORUS'           2/15/90  Non-Exclusive License     2055   World
   108591    CHRISTMAS AIRS                     7/15/90  Non-Exclusive License     2055   World
   108601    LA TRAVIATA - GREATEST HITS        6/15/90  Non-Exclusive License     2055   World
   108611    FANTASIA'S GREATEST HITS           6/15/90  Non-Exclusive License     2055   World
   108621    MOZART AT THE MOVIES               6/15/90  Non-Exclusive License     2055   World
   108631    ITALY'S GREATEST HITS              6/15/90  Non-Exclusive License     2055   World
   108641    YOUR FAVORITE MOZART               9/15/90  Non-Exclusive License     2055   World
   108651    CLASSICS FOR LOVERS                9/15/90  Non-Exclusive License     2055   World
   108661    STRAVINSKY'S GREATEST HITS         9/15/90  Non-Exclusive License     2055   World
   108671    SHAKESPERE'S GREATEST HITS         9/15/90  Non-Exclusive License     2055   World
   108681    GREATEST HITS OF THE BAROQUE       1/15/91  Non-Exclusive License     2055   World
   108691    ENGLAND'S GREATEST HITS            1/15/91  Non-Exclusive License     2055   World
   108701    SCHUBERT'S GREATEST HITS           6/15/91  Non-Exclusive License     2055   World
   108711    HAYDN'S GREATEST HITS              6/15/91  Non-Exclusive License     2055   World
   108721    LISZT'S GREATEST HITS              6/15/91  Non-Exclusive License     2055   World
   108731    OPERA AT THE MOVIES                6/15/91  Non-Exclusive License     2055   World
   108741    SCOTT JOPLIN:ROBERT STRICKLAND     6/15/91  Non-Exclusive License     2055   World
   108751    OPERA FOR PEOPLE WHO HATE OPERA    2/15/92  Non-Exclusive License     2055   World
   108761    SALONS GREATEST HITS               2/15/92  Non-Exclusive License     2055   World
   108771    VERDI'S GREATEST HITS              2/15/92  Non-Exclusive License     2055   World   Extendable at Intersound's Option
   108781    RACHMANINOFF GREATEST HITS         2/15/92  Non-Exclusive License     2055   World
   108791    WORLD'S GREATEST LOVE THEMES       7/15/92  Non-Exclusive License     2055   World
   108801    WORLD'S GREATEST HERORS            7/15/92  Non-Exclusive License     2055   World
   108811    RAVEL'S GREATEST HITS              7/15/92  Non-Exclusive License     2055   World
   108821    PROKOVIEF'S GREATEST HITS          7/15/92  Non-Exclusive License     2055   World
   109011    THE BASIC BAROQUE                  3/15/89  Non-Exclusive License     2055   World
   109021    THE BASIC GERSHWIN                 3/15/89  Non-Exclusive License     2055   World
   109031    THE BASIC TCHAIKOVSKY              3/15/89  Non-Exclusive License     2055   World
   109041    THE BASIC STRAUSS                  3/15/89  Non-Exclusive License     2055   World
   109051    THE BASIC OVERTURES                3/15/89  Non-Exclusive License     2055   World
   109061    THE BASIC MOZART                   3/15/89  Non-Exclusive License     2055   World
   109071    THE BASIC BEETHOVEN                3/15/89  Non-Exclusive License     2055   World
   109081    THE BASIC MARCHES                  3/15/89  Non-Exclusive License     2055   World
   109091    THE BASIC BACH                     3/15/89  Non-Exclusive License     2055   World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   109101    BACH:BRANDENBURG CONCERTI          3/15/89  Non-Exclusive License     2055       World
   109111    THE BASIC HANDEL                   1/15/90  Non-Exclusive License     2055       World
   109121    THE BASIC DANCES                   1/15/90  Non-Exclusive License     2055       World
   109131    THE BASIC BRAHMS                   1/15/90  Non-Exclusive License     2055       World
   109141    THE BASIC DVORAK                   1/15/90  Non-Exclusive License     2055       World
   109151    THE BASIC PIANO CONCERTOS          1/15/90  Non-Exclusive License     2055       World
   109161    THE BASIC VIOLIN CONCERTOS         1/15/90  Non-Exclusive License     2055       World
   109171    THE BASIC TCHAIKOVSKY BALLETS      1/15/90  Non-Exclusive License     2055       World
   109181    THE BASIC CHOPIN                   1/15/90  Non-Exclusive License     2055       World
   109191    THE ESSENTIAL BRAHMS               5/15/90  Non-Exclusive License     2055       World
   109201    ESSENTIAL OPERA OVERTURES          5/15/90  Non-Exclusive License     2055       World
   109211    THE BASIC MENDELSSOHN              5/15/90  Non-Exclusive License     2055       World
   109221    MOZART - BASIC STRING SERENADE     5/15/90  Non-Exclusive License     2055       World
   109231    BEETH:SYM 4/7:ENGLISH PHILHARM     7/15/90  Non-Exclusive License     2055       World
   109241    MOZART CONCERTOS                   7/15/90  Non-Exclusive License     2055       World
   109251    BEETH:PIANO CONCERTOS 3/5          7/15/90  Non-Exclusive License     2055       World
   109261    BRAHMS SYM 2/3, ACADEMIC           7/15/90  Non-Exclusive License     2055       World
   109271    MENDELSSOHN/BRAHMS VIOLIN CONC     7/15/90  Non-Exclusive License     2055       World
   109281    TCHAIK:SYM 4/PIANO CON 1/1812      7/15/90  Non-Exclusive License     2055       World
   109291    THE BASIC GRIEG;ENGLISH PHIL       7/15/90  Non-Exclusive License     2055       World
   109301    THE BASIC HAYDN;ENGLISH PHIL       7/15/90  Non-Exclusive License     2055       World
   109311    ROSSINI OVERTURES                  3/15/91  Non-Exclusive License     2055       World
   109321    BEETHOVEN SONATAS                  3/15/91  Non-Exclusive License     2055       World
   109331    STRAVINSKY                         3/15/91  Non-Exclusive License     2055       World
   109341    BEETHOVEN SYMPHONIES 6 & 7         3/15/91  Non-Exclusive License     2055       World
   109361    BASIC WAGNER                       7/15/91  Non-Exclusive License     2055       World
   109371    THE BASIC BIZET                    7/15/91  Non-Exclusive License     2055       World
   109381    THE BASIC BALLET                   7/15/91  Non-Exclusive License     2055       World
   109391    THE BASIC RAVEL                   11/15/91  Non-Exclusive License     2055       World
   109401    THE BASIC MOZART SYMPHONIES       11/15/91  Non-Exclusive License     2055       World
   109411    THE BASIC SEASONS                 11/15/91  Non-Exclusive License     2055       World
   109421    THE BASIC DANCES OF EUROPE        11/15/91  Non-Exclusive License     2055       World
   109431    THE BASIC LISZT                    6/15/92  Non-Exclusive License     2055       World
   109441    THE BASIC BRAHMS PIANO CONCERT     6/15/92  Non-Exclusive License     2055       World
   109451    THE BASIC TCHAIK SYM. 2 & 4        6/15/92  Non-Exclusive License     2055       World
   109461    THE BASIC SCHUBERT                 6/15/92  Non-Exclusive License     2055       World
   109471    THE BASIC SYMPHONIES               4/15/93  Non-Exclusive License     2055       World
   109481    THE BASIC CHORUSES                 4/15/93  Non-Exclusive License     2055       World
   109901    DECK THE HALLS 2 DISC SET          7/15/92  Non-Exclusive License     2055       World
   109911    WORLD'S GREATEST CAROLS (2DISC     7/15/92  Non-Exclusive License     2055       World
   110111    SENTIMENTAL JOURNEY 2 DISC SET     8/15/91  Non-Exclusive License     2055       World
   110121    ROARING 20'S   2 DISC SET          8/15/91  Non-Exclusive License     2055       World
   110131    FABULOUS 30'S  2 DISC SET          8/15/91  Non-Exclusive License     2055       World
   110141    BIG BAND THEMES  2 DISC SET        8/15/91  Non-Exclusive License     2055       World
   110171    FERANTE AND TEICHER SET                     Exclusive License        7/1/96      World
   110241    GLENN MILLER: 2 DISC SET           3/15/93  Non-Exclusive License     2055       World
   110251    BENNY GOODMAN: 2 DISC SET          3/15/93  Non-Exclusive License     2055       World
   110261    TOMMY DORSEY: 2 DISC SET           3/15/93  Non-Exclusive License     2055       World
   110321    CLASSICS FOR LOVERS               11/16/96  Non-Exclusive License     2055       World
   110351    THE KINGS OF SWING (4 DISC)        1/15/96  Non-Exclusive License     2055       World
   110401    THE BIG BANDS (4 DISC SET)         1/15/96  Non-Exclusive License     2047       World
   110451    THE WAR YEARS (4 DISC SET)         1/15/96  Non-Exclusive License     2047       World
   110501    THE GREAT ENTERTAINERS (4 DISC     8/15/93  Non-Exclusive License     2055       World
   110751    CLASSICAL MUSIC FOR PEOPLE WHO    12/15/93  Non-Exclusive License     2065       World
   110901    THE GREAT ENTERTAINERS:4 DISC      1/15/96  Non-Exclusive License     2047       World
   111051    BELLAMY BROS:20 YEARS              8/15/94  Exclusive License       8/14/96  U.S. & Canada
   112011    COMPLETE BEETHOVEN SYMPHONIES      5/15/92  Non-Exclusive License     2055       World
   112021    MOZART FESTIVAL                    5/15/92  Non-Exclusive License     2055       World
   112031    TCHAIKOVSKY FESTIVAL               5/15/92  Non-Exclusive License     2055       World
   112041    MELODIES OF THE CLASSICS           6/15/92  Non-Exclusive License     2055       World
   112051    HANDEL'S GREATEST HITS 4 DISC      8/15/92  Non-Exclusive License     2055       World
   112061    PIANO MASTERPIECES 4 DISC SET      8/15/92  Non-Exclusive License     2055       World
   112071    JOY TO THE WORLD(5 DISC SET)       8/15/92  Non-Exclusive License     2055       World
   112081    BAROQUE FESTIVAL:4 DISC SET       12/15/92  Non-Exclusive License     2055       World
   112091    BRAHMS FESTIVAL: 4 DISC SET       12/15/92  Non-Exclusive License     2055       World
   112101    CLASSICS FOR LOVERS                5/15/93  Non-Exclusive License     2055       World
   112111    CLASSICS GO TO THE MOVIES          5/15/93  Non-Exclusive License     2055       World
   112121    CLASSICAL MUSIC FOR PEOPLE:4CD     2/15/94  Non-Exclusive License     2055       World
   112131    OPERA FOR PEOPLE WHO HATE:4 CD     2/15/94  Non-Exclusive License     2055       World
   112141    CHOPIN: 4 DISC SET                 4/15/95  Non-Exclusive License     2055       World
   112151    GREAT ORCHESTRAL MASTERPIECES      4/15/95  Non-Exclusive License     2055       World
   112161    WORLD'S GREATEST CONCERTOS:5 D     6/15/96  Non-Exclusive License     2055       World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   112171    WORLD'S GREATEST SYMPHONIES:5D     6/15/96  Non-Exclusive License     2055    World
   112181    GREAT MELODIES OF CLASSICS:4 D     6/15/97  Non-Exclusive License     2055    World
   112191    ROMANTIC MELODIES CLASSICS:4 D     6/15/97  Non-Exclusive License     2055    World
   112201    CLASSICAL BRUNCH:4 DISC SET        6/17/97  Non-Exclusive License     2055    World
   112211    COFFEEHOUSE CLASSICS:4 DISC SE     6/17/97  Non-Exclusive License     2055    World
   112261    BACHS GREATEST HITS               11/15/92  Non-Exclusive License     2055    World
   112271    STRAUSS GREATEST HITS             11/15/92  Non-Exclusive License     2055    World
   112281    TCHAIKOVSKY'S GREATEST HITS       11/15/92  Non-Exclusive License     2055    World
   112291    VIVALDI'S GREATEST HITS           11/15/92  Non-Exclusive License     2055    World
   112301    BEETHOVEN'S GREATEST HITS         11/15/92  Non-Exclusive License     2055    World
   112311    WORLD'S GREATEST MARCHES          11/15/92  Non-Exclusive License     2055    World
   112321    BRAHMS GREATEST HITS              11/15/92  Non-Exclusive License     2055    World
   112331    BIZET'S GREATEST HITS             11/15/92  Non-Exclusive License     2055    World
   112341    GREAT CHORUSES                    11/15/92  Non-Exclusive License     2055    World
   112351    MOZART & THE MOVIES               11/15/92  Non-Exclusive License     2055    World
   112361    GREAT LOVE THEMES                 11/15/92  Non-Exclusive License     2055    World
   112371    HAYDN'S GREATEST HITS             11/15/92  Non-Exclusive License     2055    World
   112381    VERDI'S GREATEST HITS             11/15/92  Non-Exclusive License     2055    World
   112391    1812 OVERTURE - TCHAIKOVSKY       11/15/92  Non-Exclusive License     2055    World
   112401    RAVEL: BOLERO                     11/15/92  Non-Exclusive License     2055    World
   112411    MOZART'S GREATEST HITS            11/15/92  Non-Exclusive License     2055    World
   112421    WORLD'S GREATEST ENCORES          11/15/92  Non-Exclusive License     2055    World
   112431    GREAT ORCHESTRAL MARCHES          11/15/92  Non-Exclusive License     2055    World
   112441    BEETHOVEN SYMPHONY #9             11/15/92  Non-Exclusive License     2055    World
   112451    TCHAIKOVSKY: NUTCRACKER,SWAN      11/15/92  Non-Exclusive License     2055    World
   112501    MUSICAL ODYSSEY                    8/11/95  Non-Exclusive License     2055    World
   112511    BACH:MAN & HIS MUSIC               7/15/95  Non-Exclusive License     2055    World
   112521    BEETHOVEN:MAN & HIS MUSIC:ENHA     8/11/95  Non-Exclusive License     2055    World
   112531    BAROQUE:MAN & HIS MUSIC:ENHANC     8/11/95  Non-Exclusive License     2055    World
   112541    CHOPIN:MAN & HIS MUSIC:ENHANCE     8/11/95  Non-Exclusive License     2055    World
   112551    CLASSICS FOR LOVERS:ENHANCED       8/11/95  Non-Exclusive License     2055    World
   112561    TCHAIK:MAN & HIS MUSIC:ENHANCE     8/11/95  Non-Exclusive License     2055    World
   112571    MOZART-MAN & MUSIC-ENHANCED CD     8/11/95  Non-Exclusive License     2055    World
   112581    PIANO MASTERPIECES:ENHANCED        8/11/95  Non-Exclusive License     2055    World
   112591    PUCCINI:MAN & HIS MUSIC:ENHANC     8/11/95  Non-Exclusive License     2055    World
   112601    STRAUSS:MAN & HIS MUSIC:ENHANC     8/11/95  Non-Exclusive License     2055    World
   113011    BEETHOVEN SYMPHONIES (FRENCH)      9/15/92  Non-Exclusive License     2055    World
   113021    MOZART FESTIVAL (FRENCH)           9/15/92  Non-Exclusive License     2055    World
   113031    TCHAIKOVSKY FESTIVAL (FRENCH)      9/15/92  Non-Exclusive License     2055    World
   113041    CLASSIQUE MELODIES (FRENCH)        9/15/92  Non-Exclusive License     2055    World
   113051    HANDEL FESTIVAL (FRENCH)           9/15/92  Non-Exclusive License     2055    World
   113061    PIANO MASTERPIECES (FRENCH)        9/15/92  Non-Exclusive License     2055    World
   113071    JOY TO THE WORLD (5)(FRENCH)       9/15/92  Non-Exclusive License     2055    World
   113081    FIRST NOEL (FRENCH)                9/15/92  Non-Exclusive License     2055    World
   113091    DECK THE HALLS (FRENCH)            9/15/92  Non-Exclusive License     2055    World
   113101    WHITE CHRISTMAS (FRENCH)           9/15/92  Non-Exclusive License     2055    World
   113111    THE NUTCRACKER (FRENCH)            9/15/92  Non-Exclusive License     2055    World
   113121    SLEIGH RIDE (FRENCH)               9/15/92  Non-Exclusive License     2055    World
   113131    HOLIDAY CLASSICS (FRENCH)          9/15/92  Non-Exclusive License     2055    World
   113141    MESSIAH HIGHLIGHTS (FRENCH)        9/15/92  Non-Exclusive License     2055    World
   113151    JOY TO THE WORLD (FRENCH)          9/15/92  Non-Exclusive License     2055    World
   113161    BAROQUE FESTIVAL (FRENCH)          2/15/93  Non-Exclusive License     2055    World
   113171    BRAHMS FESTIVAL (FRENCH)           2/15/93  Non-Exclusive License     2055    World
   113181    CLASSICS FOR LOVERS-FRENCH         9/15/93  Non-Exclusive License     2055    World
   113191    CLASSICS GO TO THE MOVIES-FREN     9/15/93  Non-Exclusive License     2055    World
   113261    BACH'S GREATEST HITS-FRENCH       12/15/92  Non-Exclusive License     2055    World
   113271    STRAUSS GREATEST HITS-FRENCH      12/15/92  Non-Exclusive License     2055    World
   113281    TCHAIKOVSKY'S GREATEST HITS/FR    12/15/92  Non-Exclusive License     2055    World
   113291    VIVALDI'S GREATEST HITS-FRENCH    12/15/92  Non-Exclusive License     2055    World
   113301    BEETHOVEN'S GREATEST HITS-FREN    12/15/92  Non-Exclusive License     2055    World
   113311    WORLD'S GREATEST MARCHES-FRENC    12/15/92  Non-Exclusive License     2055    World
   113321    BRAHMS GREATEST HITS-FRENCH       12/15/92  Non-Exclusive License     2055    World
   113331    BIZETS GREATEST HITS               2/15/93  Non-Exclusive License     2055    World
   113341    GREAT CHORUSES-FRENCH             12/15/92  Non-Exclusive License     2055    World
   113351    MOZART & THE MOVIES-FRENCH        12/15/92  Non-Exclusive License     2055    World
   113361    GREAT LOVE THEMES-FRENCH          12/15/92  Non-Exclusive License     2055    World
   113371    HAYDN'S GREATEST HITS-FRENCH      12/15/92  Non-Exclusive License     2055    World
   113381    VERDI'S GREATEST HITS-FRENCH      12/15/92  Non-Exclusive License     2055    World
   113391    1812 OVERTURE - FRENCH            12/15/92  Non-Exclusive License     2055    World
   113401    RAVEL: BOLERO - FRENCH            12/15/92  Non-Exclusive License     2055    World
   113411    MOZART'S GREATEST HITS            12/15/92  Non-Exclusive License     2055    World
   113421    WORLD'S GREATEST ENCORES-FRENC    12/15/92  Non-Exclusive License     2055    World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   113431    GREAT ORCHESTRAL MARCHES-FRENC    12/15/92  Non-Exclusive License     2055    World
   113441    BEETHOVEN SYM #9 - FRENCH         12/15/92  Non-Exclusive License     2055    World
   113451    TCHAIKOVSKY: NUTCRACKER-FRENCH    12/15/92  Non-Exclusive License     2055    World
   113481    CELEBRATION - FRENCH              12/15/92  Non-Exclusive License     2055    World
   113491    PACHELBEL: CANON - FRENCH         12/15/92  Non-Exclusive License     2055    World
   113501    VIVALDI'S FOUR SEASONS - FRENC    12/15/92  Non-Exclusive License     2055    World
   113511    BOLERO & OTHER FRENCH FAV-FREN    12/15/92  Non-Exclusive License     2055    World
   113521    MOZART'S EINE KLEINE NACH-FREN    12/15/92  Non-Exclusive License     2055    World
   113531    BEETHOVEN'S FIFTH - FRENCH        12/15/92  Non-Exclusive License     2055    World
   113541    MUSIC OF THE STRAUSS FAMILY-FR    12/15/92  Non-Exclusive License     2055    World
   113551    CLASSIC FILM MUSIC-FRENCH         12/15/92  Non-Exclusive License     2055    World
   113561    MOZART'S PIANO CONCERTO-FRENCH    12/15/92  Non-Exclusive License     2055    World
   113571    BERLIOZ'S SYMPHONIE FANTAS-FRN    12/15/92  Non-Exclusive License     2055    World
   113581    TCHAIK: PIANO CONCERTO 1-FRENC    12/15/92  Non-Exclusive License     2055    World
   113591    CHOPIN'S 2ND PIANO CON-FRENCH     12/15/92  Non-Exclusive License     2055    World
   113601    BRAHMS 4TH SYM - FRENCH           12/15/92  Non-Exclusive License     2055    World
   113611    BEETHOVEN'S 9TH - FRENCH          12/15/92  Non-Exclusive License     2055    World
   113621    ORFF'S CARMINA BURANA-FRENCH      12/15/92  Non-Exclusive License     2055    World
   113631    DEBUSSY'S LA MER - FRENCH         12/15/92  Non-Exclusive License     2055    World
   113641    STRAVINSKY'S RITE OF SPRING-FR    12/15/92  Non-Exclusive License     2055    World
   113651    DVORAK'S 9TH SYM-FRENCH           12/15/92  Non-Exclusive License     2055    World
   113661    RACHMANINOFF PIANO CON-FRENCH     12/15/92  Non-Exclusive License     2055    World
   113671    CLASSICS FOR LOVERS-FRENCH        12/15/92  Non-Exclusive License     2055    World
   113681    A NIGHT ON BALD MOUNTAIN-FRENC    12/15/92  Non-Exclusive License     2055    World
   113691    CHOPIN'S GREATEST HITS-FRENCH     12/15/92  Non-Exclusive License     2055    World
   113701    GREAT ROMANTIC OVERTURES           4/15/93  Non-Exclusive License     2055    World
   113711    TCHAIKOVSKY 1812 OVERTURE          4/15/93  Non-Exclusive License     2055    World
   114001    ROARING TWENTIES:4 DISC SET        6/15/97  Non-Exclusive License     2055    World
   114051    FABULOUS FORTIES:4 DISC SET        6/15/97  Non-Exclusive License     2055    World
   114101    SUNDAY MORNING W/THE TIMES:3 D     8/16/97  Non-Exclusive License     2055    World
   114181    CLASSICS FOR KIDS:3 DISC SET       6/15/97  Non-Exclusive License     2055    World
   114221    BEST OF BARBERSHOP:3 DISC          7/15/97  Non-Exclusive License     2055    World
   114261    ROMANTIC MELODIES PIANO:4 DISC     1/15/98  Non-Exclusive License     2055    World
   117051    LEGENDS:4 DISC SET                10/15/96  Non-Exclusive License     2055    World
   117251    *WEEKEND CLASSICS:4 DISC SET       8/15/97  Non-Exclusive License     2055    World
   117261    *COFFEHOUSE CLASSICS:4 DISC SE     8/15/97  Non-Exclusive License     2055    World
   117271    *SUNDAY WITH THE TIMES:4 DISC      8/15/97  Non-Exclusive License     2055    World
   117281    *CLASSICS FOR LOVERS:4 DISC SE     8/15/97  Non-Exclusive License     2055    World
   117301    *MUSIC OF THE SEASONS:4 DISC S     8/15/97  Non-Exclusive License     2055    World
   117311    *DRIVE TIME CLASSICS:4 DISC SE     8/15/97  Non-Exclusive License     2055    World
   117321    *BACH AND BAGELS:4 DISC SET        8/15/97  Non-Exclusive License     2055    World
   117331    *JOYEAUX NOEL:4 DISC SET           8/15/97  Non-Exclusive License     2055    World
   120011    *TCHAIKOVSKY:SYMPHONY #5          12/15/87  Non-Exclusive License     2055    World
   120021    WAGNER:OVERTURES                  12/15/87  Non-Exclusive License     2055    World
   120031    STRAUSS:WALTZES                   12/15/87  Non-Exclusive License     2055    World
   120041     GERSHWIN:AN AMERICAN IN PARIS    12/15/87  Non-Exclusive License     2055    World
   120051    *HANDEL:WATER MUSIC               12/15/87  Non-Exclusive License     2055    World
   120061    RIMSKY KORSAKOFF:SCHEREZADE       12/15/87  Non-Exclusive License     2055    World
   120071    GREIG:PEER GYNT;HOLBERG           12/15/87  Non-Exclusive License     2055    World
   120081    SCHUBERT:SYMPHONY #8&#5           12/15/87  Non-Exclusive License     2055    World
   120091    ST SAENS:ORGAN SYMPHONY           12/15/87  Non-Exclusive License     2055    World
   120101    BRAHMS:SYMPHONY #2                12/15/87  Non-Exclusive License     2055    World
   120111    BEETHOVEN SYMPHONY # 7            12/15/87  Non-Exclusive License     2055    World
   120121    TCHAIKOVSKY:SYMPHONY #6           12/15/87  Non-Exclusive License     2055    World
   120131      TCHAIKOVSKY:1812 OVERTURE/DA    12/15/87  Non-Exclusive License     2055    World
   120141    MOZART:SYMPHONY #40/41            12/15/87  Non-Exclusive License     2055    World
   120151    SCHUMANN/CHOPIN:CONCERTOS         12/15/87  Non-Exclusive License     2055    World
   120161     ON PARADE:GREAT MARCHES          12/15/87  Non-Exclusive License     2055    World
   120171     PACHELBEL:KANON AND OTHER BAR     4/15/88  Non-Exclusive License     2055    World
   120181    J.S.BAH:JESU JOY OF MAN'S DE       4/15/88  Non-Exclusive License     2055    World
   120191     THE ENTERTAINER-PIANO RAGS BY     4/15/88  Non-Exclusive License     2055    World
   120201    BACH ORGAN BOOK;BRUNELLE           4/15/88  Non-Exclusive License     2055    World
   120211     VIVALDI:FOUR SEASONS;JAPP SCH     4/15/88  Non-Exclusive License     2055    World
   120221    *RAVEL:BOLERO;OFFENBACH:ORPHEU     4/15/88  Non-Exclusive License     2055    World
   120231    *TCHAIKOVSKY:ROMEO AND JULIET      4/15/88  Non-Exclusive License     2055    World
   120241     MOZART:EINE KLEINE NACTMUSICK     4/15/88  Non-Exclusive License     2055    World
   120251    *BEETHOVEN:SYM #5;ROYAL PROMEN     4/15/88  Non-Exclusive License     2055    World
   120261     CLASSIC OVERATURES:WILLIAM TE     4/15/88  Non-Exclusive License     2055    World
   120271    *TCHAIKOVSKY-NUTCRACKER SUITE      8/15/88  Non-Exclusive License     2055    World
   120281    MUSIC OF THE STRAUSS FAMILY        8/15/88  Non-Exclusive License     2055    World
   120291    *GREIG:PIANO CONCERTO,HOLBERG      8/15/88  Non-Exclusive License     2055    World
   120301    HAYDN:SURPRISE SYMPHONY;MOZART     8/15/88  Non-Exclusive License     2055    World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   120311    *WALTZFEST WALTZES BY TCHAIK,S     8/15/88  Non-Exclusive License     2055    World
   120321     GREAT MELODIES FROM THE CLASS     8/15/88  Non-Exclusive License     2055    World
   120331    *MASTER OF THE BAROQUE:BACH/HA     8/15/88  Non-Exclusive License     2055    World
   120341     GREAT OPERA OVERTURES&MARCHES     8/15/88  Non-Exclusive License     2055    World
   120351    BRAHMS:TRAGIC OVERTURE             8/15/88  Non-Exclusive License     2055    World
   120361    *GREAT ORCHESTRAL DANCES:BRAHM     8/15/88  Non-Exclusive License     2055    World
   120371    BACH FAMILY NOTEBOOK               1/15/89  Non-Exclusive License     2055    World
   120381    *THE BAROQUE TRUMPET:BACH,TELE     1/15/89  Non-Exclusive License     2055    World
   120391    HANDEL:CONCERTI GROSSI OP 6        1/15/89  Non-Exclusive License     2055    World
   120401     A LITTLE NIGHT MUSIC              1/15/89  Non-Exclusive License     2055    World
   120411    BEETHOVEN:SYM 2;PIANO CONC 2       1/15/89  Non-Exclusive License     2055    World
   120421    CONCERT ENCORES:STRAUSS,GREIG,     1/15/89  Non-Exclusive License     2055    World
   120431    *GREAT ORCHESTRAL MARCHES          1/15/89  Non-Exclusive License     2055    World
   120441     CLASSIC FILM MUSIC;2001,AMADE     1/15/89  Non-Exclusive License     2055    World
   120451     MEMORIES OF OLD VIENNA:STRAUS     1/15/89  Non-Exclusive License     2055    World
   120461    *BAROQUE BRASS FESTIVAL:VIVALD     1/15/89  Non-Exclusive License     2055    World
   120471     MOZART:PIANO CONCERTO #21         8/15/89  Non-Exclusive License     2055    World
   120481    *GERSHWIN 'PORGY AND BESS'         8/15/89  Non-Exclusive License     2055    World
   120491    MENDELSSOHN:SYMPHONY NO.4          8/15/89  Non-Exclusive License     2055    World
   120501    BERLIOZ:SYMPHONY FASTASTIQUE       8/15/89  Non-Exclusive License     2055    World
   120511     TCHAIKOVSKY:PIANO CONCERTO #1     8/15/89  Non-Exclusive License     2055    World
   120521    *BIZET:CARMEN SUITES               8/15/89  Non-Exclusive License     2055    World
   120531    BEETHOVEN:SYMPHONY NO. 3           8/15/89  Non-Exclusive License     2055    World
   120541    *WORLD'S GREATEST MARCHES          8/15/89  Non-Exclusive License     2055    World
   120551    *LIGHT CAVALRY/GREAT ROMANTIC      8/15/89  Non-Exclusive License     2055    World
   120561    BRAHM'S SYMPHONY #4                8/15/89  Non-Exclusive License     2055    World
   120581    TCHAIKOVSKY: SYMPHONY #4           8/15/90  Non-Exclusive License     2055    World
   120591    MOZART: SYMPHONIES 35 & 40         8/15/90  Non-Exclusive License     2055    World
   120611    *BEETHOVEN: SYMPHONY #9            8/15/90  Non-Exclusive License     2055    World
   120641    *BRAHMS VIOLIN CONCERTO            8/15/90  Non-Exclusive License     2055    World
   120651    BEETHOVEN PIANO CONCERTO 5         8/15/90  Non-Exclusive License     2055    World
   120661    TWELVE DAYS IN DECEMBER            8/15/90  Non-Exclusive License     2055    World
   120671    A CLASSIC CHRISTMAS                8/15/90  Non-Exclusive License     2055    World
   120681    SILENT NIGHT                       8/15/90  Non-Exclusive License     2055    World
   120691    'HALLELUJAH'                       8/15/90  Non-Exclusive License     2055    World
   120701    CHRISTMAS BRASS                    8/15/90  Non-Exclusive License     2055    World
   120711    CAROLS FOR CHRISTMAS               8/15/90  Non-Exclusive License     2055    World
   120721    BEETHOVEN: SYMPHONY 4 & 8          2/15/91  Non-Exclusive License     2055    World
   120731    MENDELSSOHN VIOLIN CONCERTO        2/15/91  Non-Exclusive License     2055    World
   120741    *ORFF - CARMINA BURANA             2/15/91  Non-Exclusive License     2055    World
   120751    DVORAK SLAVONIC DANCES             2/15/91  Non-Exclusive License     2055    World
   120761    *DEBUSSY LA MER, PRELUDE FAUN      2/15/91  Non-Exclusive License     2055    World
   120771    STRAVINSKY:LA SACRE DU PRINTEM     5/15/91  Non-Exclusive License     2055    World
   120781    *TRUMPET CONCERTOS                 5/15/91  Non-Exclusive License     2055    World
   120791    MOZART: SYMPHONIES 36 & 39         5/15/91  Non-Exclusive License     2055    World
   120801    MOZART: HORN CONCERTOS             5/15/91  Non-Exclusive License     2055    World
   120811    BEETHOVEN: SYM 6, EGMONT           5/15/91  Non-Exclusive License     2055    World
   120821    *PASS IN REVIEW                    5/15/91  Non-Exclusive License     2055    World
   120831    *BACH:BRANDENBERG CON 1-3         11/15/91  Non-Exclusive License     2055    World
   120841    *BACH:BRANDENBERGH CON 4-6        11/15/91  Non-Exclusive License     2055    World
   120851    *DVORAK'S NINTH                   11/15/91  Non-Exclusive License     2055    World
   120861    *RACHMANINOFF'S 2ND PIANO CON     11/15/91  Non-Exclusive License     2055    World
   120871    BRAHMS SYMPHONY NO. 1             11/15/91  Non-Exclusive License     2055    World
   120881    *CLASSICS FOR LOVERS              11/15/91  Non-Exclusive License     2055    World
   120891    *A NIGHT ON BALD MOUNTAIN         11/15/91  Non-Exclusive License     2055    World
   120901    CHOPIN'S PIANO CONCERTO NO. 1     11/15/91  Non-Exclusive License     2055    World
   120911    *HIGHLIGHTS FROM AIDA             11/15/91  Non-Exclusive License     2055    World
   120921    *WORLD'S GREATEST CHORUSES        11/15/91  Non-Exclusive License     2055    World
   120931    DEBUSSY: FRANCK                    3/23/92  Non-Exclusive License     2055    World
   120941    MOZART: SINFONIA CONCERTANTE       3/23/92  Non-Exclusive License     2055    World
   120951    SERENADE FOR STRINGS               3/23/92  Non-Exclusive License     2055    World
   120961    *ROMEO & JULIET                    3/23/92  Non-Exclusive License     2055    World
   120971    *VIVE LA FRANCE                    3/23/92  Non-Exclusive License     2055    World
   120981    *BEETHOVEN - SONATAS               3/23/92  Non-Exclusive License     2055    World
   120991    BARTOK - PETROUSKA                 8/15/92  Non-Exclusive License     2055    World
   121001    WORLDS GREAT BALLETS               8/15/92  Non-Exclusive License     2055    World
   121011    *CELEBRATION!                      8/15/92  Non-Exclusive License     2055    World
   121021    HAYDN                              8/15/92  Non-Exclusive License     2055    World
   121031    MOZART: SYM 40 & 41                4/15/93  Non-Exclusive License     2055    World
   121041    *OPERA AT THE MOVIES               4/15/93  Non-Exclusive License     2055    World
   121051    LISZT:GREIG - PIANO CONCERTOS      4/15/93  Non-Exclusive License     2055    World
   122011    ART OF THE BAROQUE                 1/15/93  Non-Exclusive License     2055    World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   122021    ART OF BACH                        1/15/93  Non-Exclusive License     2055    World
   122031    ART OF MOZART                      1/15/93  Non-Exclusive License     2055    World
   122041    ART OF BEETHOVEN                   1/15/93  Non-Exclusive License     2055    World
   122051    ART OF SYMPHONY                    1/15/93  Non-Exclusive License     2055    World
   122061    ART OF THE CONCERTO                1/15/93  Non-Exclusive License     2055    World
   122071    ART OF TCHAIKOVSKY                 1/15/93  Non-Exclusive License     2055    World
   122081    ART OF BRAHMS                      3/15/93  Non-Exclusive License     2055    World
   122091    ART OF DANCE                       3/15/93  Non-Exclusive License     2055    World
   122101    ART OF THE OVERTURE                3/15/93  Non-Exclusive License     2055    World
   122131    MENUS: FRANCE                     10/15/93  Non-Exclusive License     2055    World
   122141    MENUS: GERMANY                    11/15/93  Non-Exclusive License     2055    World
   122151    MENUS: ITALY                      10/15/93  Non-Exclusive License     2055    World
   122161    MENUS: GREECE                     11/15/93  Non-Exclusive License     2055    World
   122171    MENUS: SPAIN                      11/15/93  Non-Exclusive License     2055    World
   122181    MENUS: CARIBBEAN                  11/15/93  Non-Exclusive License     2055    World
   122191    MENUS: CHINA                      11/15/93  Non-Exclusive License     2055    World
   122201    MENUS: SWITZERLAND                11/15/93  Non-Exclusive License     2055    World
   122211    MENUS: MEXICO                     11/15/93  Non-Exclusive License     2055    World
   122221    MENUS: ISRAEL                     11/15/93  Non-Exclusive License     2055    World
   125001    CLASSICAL TREASURY:20 CD'S         7/15/95  Non-Exclusive License     2055    World
   125011    GREGORIAN CHANT:RENAISSANCE MU     9/16/96  Non-Exclusive License     2055    World
   125021    BAROQUE:HANDEL MESSIAH             9/16/96  Non-Exclusive License     2055    World
   125031    BAROQUE:BACH:TOCATA & FUGUE        9/16/96  Non-Exclusive License     2055    World
   125041    BAROQUE:VIVADLI:THE FOUR SEASO     9/16/96  Non-Exclusive License     2055    World
   125051    MOZART EINE KLEINE NACTMUSIC       9/16/96  Non-Exclusive License     2055    World
   125061    MOZART:THE MARRIAGE OF FIGARO      9/16/96  Non-Exclusive License     2055    World
   125071    MOZART:PIANO CONCERTO #21          9/16/96  Non-Exclusive License     2055    World
   125081    BEETHOVEN:EGMONT OVERTURE          9/16/96  Non-Exclusive License     2055    World
   125091    BEETHOVEN:MOONLIGHT SONATA         9/16/96  Non-Exclusive License     2055    World
   125101    BEETHOVEN:EMPEROR CONCERTO         9/16/96  Non-Exclusive License     2055    World
   125111    HAYDN:SYMPHONY NOS 94,100,104      9/16/96  Non-Exclusive License     2055    World
   125121    SCHUBERT:SYM #8                    9/16/96  Non-Exclusive License     2055    World
   125131    ROSSINI:THE BARBER OF SEVILLE      9/16/96  Non-Exclusive License     2055    World
   125141    WAGNER;RIDE OF THE VALKYRIES       9/16/96  Non-Exclusive License     2055    World
   125151    BIZET:CARMEN SUITE                 9/16/96  Non-Exclusive License     2055    World
   125161    TCHAIKOVSKY:THE NUTCRACKER SUI     9/16/96  Non-Exclusive License     2055    World
   125171    DVORAK:SYMPHONY NO. 9              9/16/96  Non-Exclusive License     2055    World
   125181    STRAUSS:RACHMANINOFF               9/16/96  Non-Exclusive License     2055    World
   125191    RAVEL:BOLERO DEBUSSY               9/16/96  Non-Exclusive License     2055    World
   125201    COPLAND & BERNSTEIN                9/16/96  Non-Exclusive License     2055    World
   125211    MOZART:REQUIEM MASS HIGHLIGHTS     9/16/96  Non-Exclusive License     2055    World
   125221    BEETHOVEN:SYMPHONY NO. 5           9/16/96  Non-Exclusive License     2055    World
   125231    CHOPIN:HIGHLIGHTS 24 PRELUDES      9/16/96  Non-Exclusive License     2055    World
   125241    VERDI:RIGOLETTO,AIDA,TROVATORE     9/16/96  Non-Exclusive License     2055    World
   125251    STRAUSS JR:BLUE DANUBE,EMPEROR     9/16/96  Non-Exclusive License     2055    World
   125261    BRAHMS:SYMPHONY NO. 3              9/16/96  Non-Exclusive License     2055    World
   125271    MOUSSORGSKY:PROKOFIEV              9/16/96  Non-Exclusive License     2055    World
   125281    TCHAIKOVSKY:SERENADE FOR STRIN     9/16/96  Non-Exclusive License     2055    World
   125291    BARTOK/STRAVINSKY/GERSHWIN         9/16/96  Non-Exclusive License     2055    World
   125301    ORFF:CARMINA BURANA                9/16/96  Non-Exclusive License     2055    World
   125311    BEETHOVEN:SYM NO. 6                8/15/97  Non-Exclusive License     2055    World
   125321    NIKOLAI RIMSKY-KORSAKOFF           8/15/97  Non-Exclusive License     2055    World
   125331    TCHAIK:ROMEO & JULIET              8/15/97  Non-Exclusive License     2055    World
   125341    GRIEG:PIANO CONCERTO               8/15/97  Non-Exclusive License     2055    World
   130001    MASTERS-MOZART                              Non-Exclusive License     2055    World
   130051    MASTERS-BACH                                Non-Exclusive License     2055    World
   130101    MASTERS-BEETHOVEN                           Non-Exclusive License     2055    World
   130151    MASTERS-TCHAIKOVSKY                         Non-Exclusive License     2055    World
   130191    MOZART VIOLIN CONCERTOS 4&5      DELETE     Non-Exclusive License     2055    World
   130201    MASTER-BAROQUE                              Non-Exclusive License     2055    World
   130251    MASTERS-VARIOUS                             Non-Exclusive License     2055    World
   130301    MASTER-VARIOUS                              Non-Exclusive License     2055    World
   130351    MASTERS-MOVIES                              Non-Exclusive License     2055    World
   130601    MASTERS-SYMPHONIES                 7/15/91  Non-Exclusive License     2055    World
   130651    MUSIC'S MAGICAL MOMENTS 4 DISC     7/15/91  Non-Exclusive License     2055    World
   130701    GREAT ORCHESTRAL DANCES 4 DISC     7/15/91  Non-Exclusive License     2055    World
   130751    WORLD'S GREAT OVERTURE 4 DISC      7/15/91  Non-Exclusive License     2055    World
   130801    WORLD'S GRT COMPOSERS-10 DISC      9/15/93  Non-Exclusive License     2055    World
   130911    WORLD'S GRT SYMPHONIES-10 DISC     9/15/93  Non-Exclusive License     2055    World
   131021    AMERICAN FESTIVAL                DELETE     Non-Exclusive License     2055    World
   131091    BERNSTEIN-COMPLETE SOLO PIANO    DELETE     Non-Exclusive License     2055    World
   131771    CHOPIN-WALTZES-ARTHUR LIMA       DELETE     Non-Exclusive License     2055    World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
  131831 COPLAND-PIANO MUSIC-JAMES TOCO  DELETE     Non-Exclusive License    2055       World
  131981 NEW YORK, NEW YORK-NYCGMC       DELETE     Non-Exclusive License    2055       World
  132131 BACH-BRANDENBURG CONCERTOS456   DELETE     Non-Exclusive License    2055       World
  132141 VIVALDI-FOUR SEASONS            DELETE     Non-Exclusive License    2055       World
  132181 GREAT BAROQUE ALLEGROS          DELETE     Non-Exclusive License    2055       World
  132251 MOZART-SONATAS-KUIJKEN          DELETE     Non-Exclusive License    2055       World
  132371 DVRAK-AMERICAN QUARTET          DELETE     Non-Exclusive License    2055       World
  132441 GERSHWIN PIANO CONCERTO         DELETE     Non-Exclusive License    2055       World
  132491 COUPERIN-CONCERTS ROYAUX        DELETE     Non-Exclusive License    2055       World
  132541 COUPERIN-APOTHEOSE LULLY-COREL  DELETE     Non-Exclusive License    2055       World
  132871 GREGORIAN CHANTS-RUHLAND        DELETE     Non-Exclusive License    2055       World
  132891 SCARLATTI-SONATAS-LEONHARDT     DELETE     Non-Exclusive License    2055       World
  133021 TANEYEV-SUITE DE CONCERT        DELETE     Non-Exclusive License    2055       World
  133211 I GOT PLENTY OF GERSHWIN        DELETE     Non-Exclusive License    2055       World
  134001 TUNES FROM THE TOONS             10/15/91  Non-Exclusive License    2055       World
  134011 THE JOSEPHINE BAKER STORY         1/15/92  Non-Exclusive License    2055       World
  134031 AND GOD SING PRAISE               3/15/92  Non-Exclusive License    2055       World
  134041 OLD MILL STREAM-BARBERSHOP WIN    3/15/92  Exclusive License       1/1/01      World
  134051 BEGIN THE BEGUINE-ARTIE SHAW      3/23/92  Non-Exclusive License    2055       World
  134061 ADIOS MUCHACHOS-XAVIER CUGAT      3/23/92  Non-Exclusive License    2055       World
  134071 GAY CABALLERO-FRANK CRUMIT        3/23/92  Non-Exclusive License    2055       World
  134081 MOTEN SWING - ANDY KIRK           3/15/92  Non-Exclusive License    2055       World
  134121 MACDOWELL CONCERTOS               4/15/92  Exclusive License      8/31/97      World
  134131 COPLAND & DISCIPLES               4/15/92  Exclusive License      8/31/97      World
  134141 DANIEL DOMB CELLO PROJECT         3/23/92  Exclusive License      8/31/97      World
  134161 GILBERT/SULLIVAN: MIKADO          7/15/92  Non-Exclusive License    2055       World
  134171 GILBERT/SULLIVAN:YEOMAN OF GUA    7/15/92  Non-Exclusive License    2055       World
  134181 BENNY GOODMAN                     8/15/92  Non-Exclusive License    2055       World
  134191 FAT WALLER                        8/15/92  Non-Exclusive License    2055       World
  134201 JELLY ROLL MORTON                 8/15/92  Non-Exclusive License    2055       World
  134211 BILLIE HOLIDAY                    8/15/92  Non-Exclusive License    2055       World
  134221 BEST OF THE HONKY TONK PIANO      8/15/92  Exclusive License      8/31/97      World
  134231 BAROQUE BEATLES                   8/15/92  Exclusive License      8/31/97      World
  134241 ART FERRANTE-MUSICAL JEMS        10/15/92  Exclusive License      Sell Off     World
  134251 MY FAIR LADY                      8/15/92  Exclusive License      8/31/97      World
  134341 MOZART:PIANO CONERTOS VOL 2      10/15/92  Exclusive License      8/31/97      World
  134391 SATIES GREATEST HITS              4/15/93  Exclusive License      8/31/97      World
  134411 TCHAIKOVSKY: PIANO CON 1&2 HAN    4/15/93  Exclusive License      8/31/97      World
  134421 PROKOFIEV:VIOLIN CONC;KIM-FREE    4/15/93  Exclusive License      8/31/97      World
  134431 SPIRITUALS(WARFIELD/ARPIN)        5/15/93  Exclusive License      8/31/97      World
  134441 BEST OF BAGPIPES (VARIOUS)        5/15/93  Exclusive License      8/31/97      World
  134451 MOZART:PIANO CON.V.3 HAN/FREE     5/15/93  Exclusive License      8/31/97      World
  134471 MARIAN ANDERSON - TRIBUTE TO      5/15/93  Exclusive License      8/31/97      World
  134481 HAYDN:KEYBOARD CONCERTOS VOL 1    8/15/93  Exclusive License      8/31/97      World
  134491 RACHMANINOFF: SYM NO.2            8/15/93  Exclusive License      8/31/97      World
  134511 GILBERT & SULLIVAN:IOLANTHE       8/15/93  Non-Exclusive License    2055       World
  134521 GILBERT & SULLIVAN:THE GONDOLI    8/15/93  Non-Exclusive License    2055       World
  134531 SWEET GEORGIA BROWN               8/15/93  Exclusive License       1/1/01      World
  134541 MAZELTOV                          8/15/93  Exclusive License      8/31/97      World
  134601 GILBERT&SULLIVAN GH:ROCHESTER     8/15/93  Non-Exclusive License    2055       World
  134611 HAYDN:LORD NELSON MASS            9/15/93  Exclusive License      8/31/97      World
  134621 MOZART: REQUIEM                   9/15/93  Exclusive License      8/31/97      World
  134631 PROKOFIEV & TCHAIK:PIANO CONCE    9/15/93  Exclusive License      8/31/97      World
  134641 SCHUMANN:PIANO CONCERTO & CARN    9/15/93  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  134661 BEETHOVEN:PIANO CON. 1 & 2        9/15/93  Exclusive License       5/1/98      World     Extendable at Intersound's Option
  134671 BEETHOVEN:PIANO CON. 3 & 4        9/15/93  Exclusive License       5/1/98      World
  134681 BEETHOVEN: PIANO CON. 5           9/15/93  Exclusive License       5/1/98      World     Extendable at Intersound's Option
  134711 MOZART:PIANO CONCERTOS VOL IV     1/15/94  Exclusive License      8/31/97      World
  134721 LIZST:SCHUBERT LIEDER,VOL. 1     10/15/93  Exclusive License      8/31/97      World
  134731 MOZART:HAYDN:HANDEL:OBOE CONCE    1/15/94  Exclusive License      8/31/97      World
  134751 MOZART:COMPLETE WORKS FOR TWO     2/15/94  Exclusive License      8/31/97      World
  134761 STARS & STRIPES: BARBERSHOP       2/15/94  Exclusive License       1/1/97      World
  134791 PROKOFIEV VIOLIN CONCERTO NO.1    2/15/94  Exclusive License      8/31/97      World
  134861 20 LEGENDARY SOPRANOS             2/15/94  Exclusive License      8/31/97      World
  134871 MOZART:VIOLIN PIANO CON #27       4/15/94  Exclusive License      8/31/97      World
  134881 BRAHMS:PIANO CONCERTO NO. 1       4/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  134911 FRENCH PIANO ALBUM                4/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  134971 GREGORIAN CHANTS                  4/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  134981 HYMNS OF FAITH:MORMAN TABERNAC    5/15/94  Exclusive License     Sell Off  United States Extendable at Intersound's Option
  134991 2 STEINWAYS ON BROADWAY           4/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
  135031 SUNSET BLVD:ARPIN,LONDON POPS     6/15/94  Exclusive License      8/31/97      World     Extendable at Intersound's Option
  135041 48TH HIGHLANDERS:WORLDS GRT HY    7/15/94  Exclusive License      8/31/97      World
  135071 MENDELSSOHN:PIANO CONCERTOS      10/15/94  Non-Exclusive License    2055       World
  135081 MOZART:PIANO CONCERTO VOL.5      10/15/94  Non-Exclusive License    2055       World
  135091 MENDELSSOHN:VIOLIN CONCERTO      10/15/94  Non-Exclusive License    2055       World     Extendable at Intersound's Option
  135101 MORMON TAB:LIVE IN JERUSALEM      9/15/94  Exclusive License      8/31/97      World
  135151 PINES OF ROME:PACIFIC SYMPHONY   10/15/94  Exclusive License      8/31/97      World
  135171 VIOLIN ENCORES:SILVERSTEIN       10/15/94  Exclusive License     Sell Off  United States
  135181 MY ROMANCE:JOHN ARPIN            10/15/94  Exclusive License      8/31/97      World
  135211 RARE RUSSIAN:MORMON TAB           3/15/95  Exclusive License     Sell Off      World      Extendable at Intersound's Option
  135221 LOVE SWEET SONG  1993             4/15/95  Exclusive License        1/1/01     World      Extendable at Intersound's Option
  135301 ARPIN:SOMEBODY LOVES ME           6/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135311 JOPLIN RARITIES                   6/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135321 BARBERSHOP VOL. 1994              7/15/95  Exclusive License        1/1/01     World      Extendable at Intersound's Option
  135341 VIETNAM TRIOLOGY: CHICAGO         9/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135351 GAIDZUNOV TCHIAKOVKSY:VIOLIN      9/15/95  Exclusive License       8/31/97     World
  135361 WHILE MY GUITAR GENTLY WEEPS      9/15/95  Exclusive License       8/31/97     World
  135371 MOZART:PIANO CONCERTO VOL. 6      9/15/95  Exclusive License       8/31/97     World
  135381 DVORAK: VIOLIN CONCERTO           9/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135391 GREIG: PIANO CONCERTO             9/15/95  Exclusive License       8/31/97     World
  135401 RACHMANIOFF:3RD PIANO CONCERTO    9/15/95  Exclusive License       8/31/97     World      Extendable at Intersound's Option
  135411 HAYDN:PIANO CONCERTO VOL. 4       9/15/95  Exclusive License       8/31/97     World
  135511 BENNY GOODMAN                     2/15/96  Non-Exclusive License     2047      World
  135521 HARRY JAMES                       2/15/96  Non-Exclusive License     2047      World
  135531 KATE SMITH                        2/15/96  Non-Exclusive License     2047      World
  135541 AL JOLSON                         2/15/96  Non-Exclusive License     2047      World
  135551 BANDS OF THE 20'S                 2/15/96  Non-Exclusive License     2047      World
  135561 BANDS OF THE 30'S                 2/15/96  Non-Exclusive License     2047      World
  135761 BARBERSHOP                        2/15/97  Exclusive License         2006      World      Extendable at Intersound's Option
  135771 FULL MOON                          972015  Non-Exclusive License     1999      World
  135891 BARBERSHOP 96                     9/23/97  Exclusive License         2001      World      Extendable at Intersound's Option
  135921 AL JOLSON:ON BDWAY:2 DISC         9/15/97  Non-Exclusive License     2055      World      Extendable at Intersound's Option
  135951 LOWEN & NAVARRO: LIVE WIRE       10/15/97  Exclusive License         2002      World
  136011 BACH'S GREATEST HITS              8/15/93  Non-Exclusive License     2055      World
  136021 BEETHOVEN'S GREATEST HITS         8/15/93  Non-Exclusive License     2055      World
  136031 MOZART'S GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136041 HANDEL'S GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136051 TCHAIKOVSKY'S GREATEST HITS       8/15/93  Non-Exclusive License     2055      World
  136061 GREATEST HITS OF THE BAROQUE      8/15/93  Non-Exclusive License     2055      World
  136071 STRAUSS' GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136081 RAVEL'S GREATEST HITS             8/15/93  Non-Exclusive License     2055      World
  136091 CHOPIN'S GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136101 DVORAK'S GREATEST HITS            8/15/93  Non-Exclusive License     2055      World
  136111 WORLDS GREATEST OVERTURES         8/15/93  Non-Exclusive License     2055      World
  136121 WORLDS GREATEST MARCHES           8/15/93  Non-Exclusive License     2055      World
  136131 OPERETTA                         11/15/94  Non-Exclusive License     2055      World
  136141 CHORUSES                         11/15/94  Non-Exclusive License     2055      World
  136171 BRAHMS:REFERENCE GOLD 2 DISC      3/15/96  Non-Exclusive License     2055      World
  136181 ENCORES:REFERENCE GOLD 2 DISC     3/15/96  Non-Exclusive License     2055      World
  136191 GERSHWIN-REF GOLD                 7/15/97  Non-Exclusive License     2055      World
  136201 JOPLIN - REF GOLD                 7/15/97  Non-Exclusive License     2055      World
  136591 CONCERT GOLD:INTERLUDES           2/15/97  Non-Exclusive License     2055      World
  136601 CONCERT GOLD:STARS & STRIPES      2/15/97  Non-Exclusive License     2055      World
  136741 ROSSINI:OPERA FOR ORCHESTRA       5/15/96  Non-Exclusive License     2055      World
  136751 MOZART;OPERA FOR ORCHESTRA        5/15/96  Non-Exclusive License     2055      World
  138001 BEST OF THE BAROQUE:3 DISC SET    8/15/95  Non-Exclusive License     2055      World
  138041 THE MAGIC OF MOZART:3 DISC SET    8/15/95  Non-Exclusive License     2055      World
  138081 THE GREAT SYMPHONIES:3 DISC SE    8/15/95  Non-Exclusive License     2055      World
  138121 PIANO MASTERPIECES                8/15/95  Non-Exclusive License     2055      World
  138161 VIVE LA FRANCE                    8/15/95  Non-Exclusive License     2055      World
  138201 WORLDS GREAT OVERTURES:3 DISC     8/15/95  Non-Exclusive License     2055      World
  138241 THE GREAT ROMANTICS               8/15/95  Non-Exclusive License     2055      World
  138281 WORLDS GREATEST MARCHES:3 DISC    8/15/95  Non-Exclusive License     2055      World
  138321 RUSSIAN FANTASY: 3 DISC SET       8/15/95  Non-Exclusive License     2055      World
  138361 BEETHOVEN: CONCERTOS 3 DISC       8/15/95  Exclusive License       8/31/97     World
  138401 GREAT MELODIES CLASSICS 3-DISC   10/16/97  Non-Exclusive License     2055      World
  138411 WORLDS'GREATEST CLASSICS 3-DIS   10/16/97  Non-Exclusive License     2055      World
  138421 ORCHESTRAL MELODIES 3-DISC       10/16/97  Non-Exclusive License     2055      World
  138431 ROMANTIC MELODIES 3-DISC         10/16/97  Non-Exclusive License     2055      World
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   138441    CLASSICAL MASTERPIECES 3-DISC     10/16/97  Non-Exclusive License     2055             World
   138451    MELODIES FOR ORCHESTRA 3-DISC     10/16/97  Non-Exclusive License     2055             World
   138461    CLASSICS FOR LOVERS 3-DISC        10/16/97  Non-Exclusive License     2055             World
   138471    GREAT ROMANTICS 3-DISC            10/16/97  Non-Exclusive License     2055             World
   145161    THE MUSIC OF ABBA-LONDON SYMPH    12/15/91  Exclusive License       12/15/97       U.S. & Canada
   145171    BEATLES GREATEST HITS-LONDON      12/15/91  Exclusive License       12/15/97       U.S. & Canada
   145181    HOT LATIN NIGHTS-FERRANTE&TEIH    12/15/91  Exclusive License        7/1/96            World
   145451    COUNTRY BANJOS                     6/15/92  Exclusive License       Sell Off           World
   145461    COUNTRY FIDDLES                    6/15/92  Exclusive License       Sell Off           World
   145611    NAT KING COLE                      9/15/92  Non-Exclusive License     2047             World
   145631    TOMMY DORSEY                       8/15/92  Non-Exclusive License     2047             World
   145641    GLENN MILLER                       9/15/92  Non-Exclusive License     2047             World
   145651    ALL THAT JAZZ                      9/15/92  Non-Exclusive License     2047             World
   145721    AMAZING GRACE & OTHER BAGPIPE      1/15/94  Exclusive License       8/31/97            World
   147731    CARRIBBEAN MON                     6/16/97  Non-Exclusive License     2055             World
   147741    CARRIBBEAN MON                     6/16/97  Non-Exclusive License     2055             World
   152001    HORAS & MORE                       5/15/95  Exclusive License       2/28/00            World
   152011    JEWISH PARTY FAVORITES             5/15/95  Exclusive License       2/28/00            World
   152021    LETS DANCE                         5/15/95  Exclusive License       2/28/00            World
   152031    TO LIFE                            5/15/95  Exclusive License       2/28/00            World
   161111    CLASSICAL MUSIC PEOPLE WHO HAT     5/15/92  Non-Exclusive License     2060             World
   161121    CLASSICS FOR LOVERS                5/15/92  Non-Exclusive License     2060             World
   161181    CLASSICAL PIANO (COMPILATION)     12/15/92  Non-Exclusive License     2060             World
   161191    SOMEONE TO WATCH OVER ME:ARPIN    12/15/92  Exclusive License       8/31/97            World
   162011    WHAT DOES A DEAF GUY-BEETHOVE      5/15/93  Non-Exclusive License     2060             World
   162021    PROLIFIC IN EVERY RESP.-BACH       5/15/93  Non-Exclusive License     2060             World
   162031    NOT BAD FOR A KID - MOZART         5/15/93  Non-Exclusive License     2060             World
   162041    DON'T GIVE UP - TCHAIKOVSKY        5/15/93  Non-Exclusive License     2060             World
   162051    INSTRUMENTAL STRATEGY-OVERTUR      5/15/93  Non-Exclusive License     2060             World
   162061    LONG HAIR LOUD MUSIC-SYMPHONY      5/15/93  Non-Exclusive License     2060             World
   162101    TCHAIK:1812 OVERTURE & OTHER H     3/15/97  Non-Exclusive License     2060             World
   162111    BRAHMS:PIANO CONCERTO NO 1         3/15/97  Non-Exclusive License     2060             World
   162121    MOZART:SYMPHONIES 40 & 41          3/15/97  Non-Exclusive License     2060             World
   162131    BOLERO & OTHER FRENCH MASTERPI     3/15/97  Non-Exclusive License     2060             World
   162141    HANDEL:MESSIAH HIGHLIGHTS          3/15/97  Non-Exclusive License     2060             World
   162151    GERSHWIN PLAYS RHAPSODY IN BLU     3/15/97  Non-Exclusive License     2060             World
   170011    MY FATHERS HOUSE                   4/15/92  Exclusive License       Sell Off           World
   170021    HYMNS FROM THE HILLS-LYNN          4/15/92  Exclusive License       12/31/97           World
   170111    TERRI LYNN - INSIDE A TEAR         3/15/93  Exclusive License       6/20/01            World
   170191    PRAISE IN STREETS-BLUESTONE        5/15/93  Exclusive License       Sell Off           World
   170241    JI LIM:THROUGH IRON WALLS          2/15/93  Exclusive License       Sell Off           World
   170321    HEAVEN'S METAL                     6/15/94  Exclusive License       Sell Off           World
   170391    9:1 WAY:DESTINATION UNKNOWN        9/15/94  Exclusive License        6/6/97            World
   174011    VIVALDI'S GREATEST HITS            5/15/92  Non-Exclusive License     2060             World
   174021    BACH'S GREATEST HITS               5/15/92  Non-Exclusive License     2060             World
   174031    HANDEL'S GREATEST HITS             5/15/92  Non-Exclusive License     2060             World
   174041    MOZART'S GREATEST HITS             5/15/92  Non-Exclusive License     2060             World
   174051    BEETHOVEN'S GREATEST HITS          5/15/92  Non-Exclusive License     2060             World
   174061    TCHAIKOVSKY'S GREATEST HITS        5/15/92  Non-Exclusive License     2060             World
   174071    CHOPIN'S GREATEST HITS             5/15/92  Non-Exclusive License     2060             World
   174081    GREATEST HITS OF THE ORGAN         5/15/92  Non-Exclusive License     2060             World
   174091    WORLD'S GREATEST OVERTURES         5/15/92  Non-Exclusive License     2060             World
   174101    WORLD'S GREATEST CHORUSES          5/15/92  Non-Exclusive License     2060             World
   174111    WORLD'S GREATEST WALTZES           5/15/92  Non-Exclusive License     2060             World
   174121    GREAT HITS OF THE BAROQUE          5/15/92  Non-Exclusive License     2060             World
   174131    PIANO MASTERPIECES                 3/15/93  Non-Exclusive License     2060             World
   174141    GREAT CONCERTOS                    3/15/93  Non-Exclusive License     2060             World
   174151    BRAHMS GREATEST HITS              12/15/93  Non-Exclusive License     2060             World
   174161    WORLDS GREATEST SYMPHONIES        12/15/93  Non-Exclusive License     2060             World
   175541    JAMES HALL:GOD IS IN CONTROL       9/15/94  Exclusive License         1999             World
   175681    CRYSTAL GAYLE: COUNTRY HYMNS       4/15/95  Exclusive License         1998         United States
   180041    'WEST SIDE STORY'                  9/15/89  Non-Exclusive License     2065             World
   180071    'HOLLYWOOD'S GREATEST HITS'        9/15/89  Exclusive License       8/31/97            World
   181041    BASS FREAKS                        7/15/94  Exclusive License        6/5/99            World
   181051    CRTOON:BASS FREAKS                11/15/94  Exclusive License        6/5/99            World
   181151    BASS CREATIONS                     4/15/95  Exclusive License       3/28/00            World
   181241    KC & THE SUNSHINE BAND             5/15/95  Exclusive License        3/1/00        U.S. & Canada
   189131    HOLIDAY IN RUSSIA                  4/15/96  Non-Exclusive License     2060             World
   189141    HOLIDAY IN JAMAICA                 4/15/96  Non-Exclusive License     2060             World
   190041    CHUCK MANGIONE GREATEST HITS       2/15/91  Exclusive License       Sell Off       United States
   191071    KANSAS LIVE AT THE WHISKY          5/15/92  Exclusive License       6/23/97    United States & Canada
   191081    LATEST & GREATEST BELLAMY BROS     6/15/92  Exclusive License        6/1/98    United States & Canada
-----------------------------------------------------------------------------------------------------------------------------------

                                 Masters Status

-----------------------------------------------------------------------------------------------------------------------------------
item         item                              release   Master Status           Reverts Territory
number       description                       date
-----------------------------------------------------------------------------------------------------------------------------------
   191091    BELLAMY BROS - RIP OFF THE KNB     7/15/93  Exclusive License       5/30/97    United States & Canada
   191201    BECKY HOBBS                        3/15/94  Exclusive License        3/1/97            World
   191251    EDGAR WINTER-I'M NOT A KID ANY     5/15/94  Exclusive License        5/1/97        U.S. & Canada
   191311    JAMES HALL - GOD IS IN CONTROL    10/15/94  Exclusive License       8/15/99            World
   191401    LEWIS GRIZZARD:ALIMONY            11/15/94  Exclusive License       10/15/96           World
   191421    JONATHAN CAIN                      4/7/95   Exclusive License       6/30/99   World except Scandanavia
   191511    JEFFERSON STARSHIP:NEXT GENERA     5/15/95  Exclusive License       6/30/97        U.S. & Canada
   191521    A GOSPEL CHRISTMAS                 7/15/95  Exclusive License       4/26/00            World
   191541    PAUL MORTON                        6/15/95  Exclusive License       6/30/00        U.S. & Canada
   191581    GUESS WHO: LIBERTY                 6/15/95  Exclusive License        6/5/00     World except Canada
   191601    CANDI STATON                       7/15/95  Exclusive License       6/30/98            World
   191651    SKELETON CREW:ENHANCED             9/15/95  Exclusive License       5/30/00            World
   191711    AMAZING GRACE                      1/16/97  Non-Exclusive License   1/31/01            World
   191721    IN THE SPIRIT                      1/15/96  Non-Exclusive License   1/31/01            World
   191731    HIGHWAY 101:REUNITED               2/15/96  Exclusive License        1/8/00            World
   191751    *BETTY:LIMBOLAND                   3/15/96  Exclusive License       1/11/99            World
   191841    BELLAMY BROS:TROPICAL CHRISTMA     6/14/96  Exclusive License         2000          US / Canada
   191851    A CRYSTAL CHRISTMAS:CRYSTAL GA     4/14/96  Exclusive License         2000          US / Canada
   191861    *BELLAMY BROS:DANCIN               7/15/96  Exclusive License         2000          US / Canada
   191871    *SINBAD:SUMMER JAM VOL 1           5/15/96  Exclusive License        7/1/01            World
   192102    EDWIN HAWKINS SEMINAR 91           1/15/93  Exclusive License       Sell-Off       United States
   192112    EDWIN HAWKINS: IF YOU LOVE ME      8/15/93  Exclusive License       Sell-Off       United States
   192251    *SUMMER JAM 2                     10/15/96  Exclusive License         2001             World
   192321    *EDDIE JAMES:GRACE                10/15/96  Exclusive License         1999             World
   192331    HIGHER:EDDIE JAMES/PHOENIX MAS    10/15/96  Exclusive License         1999             World
   192581    HWY 101:LATEST & GREATEST          2/15/97  Exclusive License         2000             World
   192751    THE HIT LIST:PG                    7/15/97  Non-Exclusive License     2000             World
   192781    RADIO FREE MUSIC:VOL 1             7/15/97  Exclusive License         2000         United States
   192791    BELLAMY BROS:OVER THE LINE         7/15/97  Exclusive License         2000         United States
   192851    THE HIT LIST                       7/15/97  Non-Exclusive License     2000             World
   193071    CRYSTAL GAYLE                      4/15/93  Exclusive License        1/1/98        U.S. & Canada
   193101    GATLIN BROS GREATEST HITS          1/15/94  Exclusive License       Sell Off           World
   193111    BELLAMY BROS:TAKE ME HOME          3/15/94  Exclusive License        3/1/97        U.S. & Canada
   193131    MOE BANDY: GREATEST HITS          11/15/94  Exclusive License        3/1/97            World
   193141    TONY ORLANDO GREATEST HITS        11/15/94  Exclusive License       12/29/96       U.S. & Canada
   193151    CRYSTAL GAYLE:SOMEDAY              4/15/95  Exclusive License        5/1/98        U.S. & Canada
   193161    MOE BANDY COUNTRY HYMNS            4/15/95  Exclusive License        3/1/97            World
   193181    MOE BANDY:A COWBOY CHRISTMAS       6/25/96  Exclusive License        3/1/97            World
   193191    PATRICIA CONROY                    2/15/96  Exclusive License       9/30/98        United States
   193231    ONE WAY LOVE:BELLAMY BROTHERS      3/15/96  Exclusive License         2000         United States
   195001    *CANT GET THIS NO MORE             4/15/96  Non-Exclusive License     1999         United States
   195011    *BETTER GET THIS NOW               4/15/96  Non-Exclusive License     1999         United States
   195021    *CANT GET THIS NO MORE VOL 2      10/15/96  Non-Exclusive License     1999         United States
   195031    BETTER GET THIS NOW VOL 2          9/15/96  Non-Exclusive License     1999         United States
   195041    *BOOTY MIX 96                      9/15/96  Non-Exclusive License     1999         United States
   195051    EURO MIX 97                       11/15/96  Non-Exclusive License     2000         United States
   195061    PG:CANT GET THIS NO MORE V2       10/15/96  Non-Exclusive License     2000         United States
   195071    PG:BETTER GET THIS NOW V2         10/15/96  Non-Exclusive License     2000         United States
   195081    GROOOVE MIX 97                     1/15/97  Non-Exclusive License     2000         United States
   195101    BOOTY MIX 2:THE NEXT BOUNCE         972015  Non-Exclusive License     2000         United States
   195161    ELEKTRONIKA-CHEMISTRY              5/15/97  Non-Exclusive License     2000         United States
   195171    BOOTLEG BOOTY:                     8/15/97  Non-Exclusive License     2000         United States
   195191    INDIGO MOODS:NEW AGE               9/23/97  Non-Exclusive License     2000         United States
   195201    FLAVORS OF JAZZ                    9/15/97  Non-Exclusive License     2000         United States
   195211    RETRO LUNCH BOX:SQUEEZE THE CH     9/15/97  Non-Exclusive License     2000         United States
   195221    CHEMICAL DANCE RAVE V2             9/23/97  Non-Exclusive License     2000         United States
   195231    NASTY                              9/15/97  Non-Exclusive License     2000         United States
   195241    BEFORE X                          10/15/97  Non-Exclusive License     2000         United States
   196041    AQUARIUM RESCUE UNIT ALB          10/15/94  Exclusive License        7/6/99            World
   196051    AQUARIUM RESCUE UNIT EP            8/15/94  Exclusive License        7/6/99            World
-----------------------------------------------------------------------------------------------------------------------------------

                                                 RELEASES
                                          12/2/97 THROUGH 07/28/98



----------------------------------------------------------------------------------------------------------------------------
NUMBER    DESCRIPTION                                            RELEASE   LICENSE        TERM                TERRITORY
                                                                   DATE
----------------------------------------------------------------------------------------------------------------------------
8158      Beatmatic With You Again-Paradoxx Music International  12/2/97   Ex. License    2 years + 3 yrs     US & Canada
8159      Beatmatic - Paradoxx Dance Compilation                 1/6/98    Ex. License    Perpetuity          World
3591      Klezmer's Greatest Hits                                1/27/98   Ex. License    3 years             World
3701      Seasons - Cyberlin                                     2/24/98   Ex. License    3 years             World
3589      You Beautiful Doll - Barbershop Quartets               2/24/98   Ex. License    5 years             World
9297      Tim Briggs                                             3/31/98   Ex. License    5 years             World
3703      Gary Smart - Beatle Jazz                               3/31/98   Ex. License    3 years             World
3704      Gary Smart - Black & White                             3/31/98   Ex. License    3 years             World
3707      George Gershwin Plays-Greatest Hits                    4/28/98   Ex. License    3 years             World
3705      The Greatest Hits of Al Jolson - John Arpin            4/28/98   Ex. License    3 years + 2 years   World
3706      Son of Sea - Barber Shop Quartets                      4/28/98   Ex. License    5 years             World
9299      Earl Thomas Conley - Perpetual Emotion                 4/28/98   Ex. License    5 years             World
9612      Bellamy Brothers - The Reggae Cowboys                  4/28/98   Ex. License    3 years + 1 year    US & Canada
----------------------------------------------------------------------------------------------------------------------------

                                                 RELEASES
                                          12/2/97 THROUGH 07/28/98



----------------------------------------------------------------------------------------------------------------------------
NUMBER    DESCRIPTION                                            RELEASE   LICENSE        TERM                TERRITORY
                                                                   DATE
----------------------------------------------------------------------------------------------------------------------------
3711      David Benoit - Some other Sunset                       6/2/98    Ex. License    5 years             US & Canada
3709      O'Canada - The Band of the Royal Regiment of Canada    6/2/98    Ex. License    3 years             World
3710      Ode to Joy - The Band of the Royal Regiment of Canada  6/2/98    Ex. License    3 year + 6 mos      World
9613      Becky Hobbs - From Oklahoma With Love                  6/2/98    Ex. License    3 years             US, Canada & Brazil
3714      L'Chaim                                                6/23/98   Ex. License    3 years             World
3708      Fields of Honour - The Band of the Royal               6/23/98   Ex. License    3 years             World
          Regiment of Canada & 48th Highlanders
3519      My Final Vision - Frank Pellico                        6/23/98   Ex. License    10 years            World
3713      Romance at the Movies - John Arpin                     6/23/98   Ex. License    5 years             World
9335      Ronnie McDowell-Now & Again:                           6/23/98   Ex. License    3 years             World
          The Best of Ronnie McDowell
4801      Summer Splash - Groove Factory                         7/28/98   Ex. License    5 years             US & Canada
4802      R&B Groove, Vol 1 - Groove Factory                     7/28/98   Ex. License    5 years             US & Canada
4803      Heatwave Beats - Groove Factory                        7/28/98   Ex. License    5 years             US & Canada
4804      Dance Splash - Groove Factory                          7/28/98   Ex. License    5 years             US & Canada
4805      Club Hopping Vol 1 - Groove Factory                    7/28/98   Ex. License    5 years             US & Canada
4806      Club Hopping Vol 2 - Groove Factory                    7/28/98   Ex. License    5 years             US & Canada
----------------------------------------------------------------------------------------------------------------------------

                                                                 EXHIBIT D(ii)
                                                                 Schedule 10.14

                            INBOUND LICENSES

MEMO      LETTER    90 DAYS        60 DAYS        EXPIRATION DATE     LICENSE
X         X         3/1/98         4/1/98         6/1/98              Sony - Essential Blues, Vol. 2
X         X         3/7/98         4/7/98         6/7/98              AVI - Essential Blues, Vol. 2
                    8/30/98        9/30/98        11/30/98            Arhoolie - Essential Blues, Vol. 2
                    10/14/98       11/14/98       1/14/99             CEMA - Essential Blues, Vol. 2
                    12/14/98       1/14/99        3/14/99             Polygram - Essential Blues, Vol. 1
                    1/2/99         2/2/99         4/2/99              MCA - Essential Blues, Vol. 2
                    1/4/99         1/3/00         1/4/99              River North Trademark (file section  8 & 15 affidavit)
                    1/21/99        2/21/99        4/21/99             Virgin - Essential Blues, Vol. 1
                    4/7/99         5/7/99         7/7/99              Roadshow Music Corp. - Soul & Gospel Christmas
                    4/7/99         5/7/99         7/7/99              Vee Jay - Soul & Gospel Christmas
                    4/21/99        5/21/99        7/21/99             Michael Lloyd - Soul & Gospel Christmas
                    5/28/99        6/28/99        8/28/99             Delmark - Essential Women
                    6/8/99         6/7/00         6/8/99              CGI Trademark (file section 8 & 15 affidavit)
                    6/22/99        7/22/99        9/22/99             Alligator - Essential Blues, Vol. 1
                    6/22/99        7/22/99        9/22/99             AVI - Essential Blues, Vol. 1
                    7/2/99         8/2/99         10/2/99             Fantasy - Essential Women
                    7/12/99        8/12/99        10/12/99            Arista - Essential Blues, Vol. 1
                    7/22/99        8/22/99        10/22/99            BMG - Essential Women
                    9/5/99         10/5/99        12/5/99             Vee Jay - Essential Blues, Vol. 1
                    9/12/99        10/12/99       12/12/99            Delmark - Smokey Blues
                    9/15/99        10/15/99       12/15/99            Vee Jay - Essential Blues, Vol. 2
                    9/15/99        10/15/99       12/15/99            Vee Jay - Chicago
                    9/18/99        10/18/99       12/18/99            Polygram - Smokey
                    9/20/99        10/20/99       12/20/99            Delmark - Roadhouse Blues
                    9/20/99        10/20/99       12/20/99            EMI-Capitol - Roadhouse
                    9/20/99        10/20/99       12/20/99            EMI-Capitol - Smokey
                    10/14/99       11/14/99       1/14/00             Polygram - Houses Of God
                    10/28/99       11/28/99       1/28/00             Virgin - Essential Women
                    10/28/99       11/28/99       1/28/00             MCA - Essential Women
                    10/28/99       11/28/99       1/28/00             Sony - Essential Women
                    12/1/99        1/1/00         3/1/00              Sony - ChicagoBlues
                    12/15/99       1/15/00        3/15/00             MCA - Smokey Blues
                    12/15/99       1/15/00        3/15/00             MCA - Roadhouse Blues
                    12/19/99       1/19/00        3/19/00             Virgin - Smokey Blues
                    12/19/99       1/19/00        3/19/00             Sony - Smokey Blues
                    12/19/99       1/19/00        3/19/00             Virgin - Roadhouse Blues
                    1/9/00         2/9/00         4/9/00              Delmark - Chicago Blues
                    1/11/00        2/11/00        4/11/00             Arhoolie - Chicago Blues
                    1/15/00        2/15/00        4/15/00             Universal - Chicago Blues
                    1/18/00        2/18/00        4/18/00             Koch - Essential Blues, Vol. 1
                    1/21/00        2/21/00        4/21/00             Ace - Essential Blues, Vol. 1
                    1/29/00        2/29/00        4/29/00             Arhoolie - Texas Blues
                    1/29/00        2/29/00        4/29/00             Delmark - Texas Blues
                    2/2/00         3/2/00         5/2/00              Paula - Essential Blues, Vol. 2
                    2/20/00        3/20/00        5/20/00             Universal - Cetera, A Collection


                                 Page 1

                    3/1/00         4/1/00         6/1/00              Fantasy - Essential Blues, Vol. 2
                    3/2/00         4/2/00         6/2/00              Hightone - Essential Blues, Vol. 2
                    3/10/00        4/10/00        6/10/00             EMI-Capitol - Texas
                    3/10/00        4/10/00        6/10/00             Sony - Texas
                    3/12/00        4/12/00        6/12/00             Arhoolie - Piano
                    3/12/00        4/12/00        6/12/00             Arista - Guitar
                    3/12/00        4/12/00        6/12/00             BMG - Harmonica
                    3/12/00        4/12/00        6/12/00             BMG - Piano
                    3/12/00        4/12/00        6/12/00             Delmark - Guitar
                    3/12/00        4/12/00        6/12/00             Delmark - Harmonica
                    3/12/00        4/12/00        6/12/00             EMI-Capitol - Guitar
                    3/12/00        4/12/00        6/12/00             EMI-Capitol - Piano
                    3/12/00        4/12/00        6/12/00             Folkways - Piano
                    4/10/00        5/10/00        7/10/00             Universal - Texas Blues
                    5/26/00        6/26/00        8/26/00             Virgin - Harmonica
                    5/26/00        6/26/00        8/26/00             Virgin - Piano
                    6/9/00         7/9/00         9/9/00              Universal - Piano
                    8/30/00        9/30/00        11/30/00            Alligator - Essential Blues, Vol. 2
                    9/14/00        10/14/00       12/14/00            Warner Bros. - Essential Blues, Vol. 1
                    10/1/00        11/1/00        1/1/01              Kathy Mattea option (Polygram)
                    10/1/00        11/1/00        1/1/01              MCA - Essential Blues, Vol. 1
                    10/10/00       11/10/00       1/10/01             Jim Messina - Album License
                    11/13/00       12/13/00       2/13/01             Knock My Sox Off Trademark (file section 8 & 15 affidavit)
                    1/28/01        2/28/01        4/28/01             Universal - Defiance Blues
                    1/28/01        2/28/01        4/28/01             Sony - Defiance Blues
                    1/28/01        2/28/01        4/28/01             Polymedia - Defiance Blues
                    1/28/01        2/28/01        4/28/01             Arhoolie Records - Defiance Blues
                    1/28/01        2/28/01        4/28/01             Rhino - Defiance Blues
                    2/28/01        3/28/01        5/28/01             Virgin - Essential Blues, Vol. 2
                    3/23/01        4/23/01        6/23/01             BMG Music - Barbecue Blues
                    3/23/01        4/23/01        6/23/01             Universal - Barbecue Blues
                    3/23/01        4/23/01        6/23/01             Polymedia - Barbecue Blues
                    3/23/01        4/23/01        6/23/01             Sony - Barbecue Blues
                    3/30/01        4/30/01        6/30/01             EMI Blackwood Music - Essential Gospel DVD
                    4/21/01        5/21/01        7/21/01             Universal - House Rent Party
                    5/28/01        6/28/01        8/28/01             Rounder - Essential Women
                    5/28/01        6/28/01        8/28/01             Drive Entertainment - Essential Women
                    6/15/01        7/15/01        9/15/01             Arista - Essential Blues, Vol. 2
                    7/14/01        8/14/01        10/14/01            Polygram - Essential Women
                    7/29/01        8/29/01        10/29/01            Alligator - Essential Women
                    9/5/01         10/5/01        12/5/01             Koch - Smokey Blues
                    9/5/01         10/5/01        12/5/01             Welk - Roadhouse Blues
                    9/12/01        10/12/01       12/12/01            Blind Pig - Smokey Blues
                    9/12/01        10/12/01       12/12/01            Blind Pig - Roadhouse Blues
                    10/2/01        11/1/01        1/2/02              Alligator - Roadhouse Blues
                    10/2/01        11/2/01        1/2/02              Tuff City - Roadhouse Blues
                    10/6/01        11/6/01        1/6/02              Rounder - Smokey Blues
                    10/6/01        11/6/01        1/6/02              Rounder - Roadhouse Blues


                                   Page 2

                    1/1/02         2/1/02         4/1/02              Alligator - Chicago Blues
                    1/11/02        2/11/02        4/11/02             Blind Pig - Chicago Blues
                    1/11/02        2/11/02        4/11/02             St. George - Chicago Blues
                    1/11/02        2/11/02        4/11/02             Koch - Chicago Blues
                    1/11/02        2/11/02        4/11/02             Jewel - Chicago Blues
                    1/11/02        2/11/02        4/11/02             Relic - Chicago Blues
                    1/11/02        2/11/02        4/11/02             Rooster - Chicago Blues
                    1/29/02        2/29/02        4/29/02             Alligator - Texas Blues
                    1/29/02        2/29/02        4/29/02             Goldband - Texas Blues
                    1/29/02        2/29/02        4/29/02             Rounder - Texas Blues
                    3/9/02         4/9/02         6/9/02              Polygram - Texas Blues
                    3/10/02        4/10/02        6/10/02             Virgin - Texas Blues
                    3/12/02        4/12/02        6/12/02             Alligator - Piano
                    3/12/02        4/12/02        6/12/02             Fantasy - Guitar
                    3/12/02        4/12/02        6/12/02             Fantasy - Harmonica
                    3/12/02        4/12/02        6/12/02             Fantasy - Piano
                    3/12/02        4/12/02        6/12/02             Koch - Piano
                    3/12/02        4/12/02        6/12/02             Modern Blues - Piano
                    3/12/02        4/12/02        6/12/02             Rounder/Clean Cuts - Piano
                    3/12/02        4/12/02        6/12/02             Tuff City - Guitar
                    3/12/02        4/12/02        6/12/02             Tuff City - Piano
                    3/12/02        4/12/02        6/12/02             Vee Jay - Guitar
                    3/12/02        4/12/02        6/12/02             Vee Jay - Harmonica
                    6/9/02         7/9/02         9/9/02              Rykodisc - Piano
                    8/18/02        9/18/02        11/18/02            John Denver  - Album License
                    9/18/02        10/18/02       12/18/02            Allen Wiggins - "One Way"
                    1/24/03        2/24/03        4/24/03             ABKCO Music - Nashville Sounds DVD
                    1/24/03        2/24/03        4/24/03             Mother Bertha Music, Inc. - Nashville Sounds DVD
                    1/28/03        2/28/03        4/28/03             Welk - Defiance Blues
                    1/28/03        2/28/03        4/28/03             da music, inc. - Defiance Blues
                    1/28/03        2/28/03        4/28/03             Rykodisc - Defiance Blues
                    1/28/03        2/28/03        4/28/03             Alligator Records - Defiance Blues
                    2/19/03        3/19/03        5/19/03             Imaginary Road Music - Forbidden Forest DVD
                    2/19/03        3/19/03        5/19/03             Dancing Cat Productions, Inc. - Forbidden Forest DVD
                    2/19/03        3/19/03        5/19/03             Americus Art Music Publishers - Seasons DVD
                    2/19/03        3/19/03        5/19/03             Irving Music - Nashville Sounds DVD
                    2/19/03        3/19/03        5/19/03             BMG Music - Nashville Sounds DVD
                    2/19/03        3/19/03        5/19/03             Songs of Polygram - Nashville Sounds DVD
                    3/23/03        4/23/03        6/23/03             Alligator - Barbecue Blues
                    3/24/03        4/24/03        6/24/03             Option to extend term if unrecoupped / "ON AIR"
                    3/29/03        4/29/03        6/29/03             Zomba - Walter Trout DVD
                    3/30/03        4/30/03        6/30/03             Longitude Music - Luther Allison DVD
                    3/30/03        4/30/03        6/30/03             Eyeball - Luther Allison DVD
                    3/30/03        4/30/03        6/30/03             Howlin' Hits Music - Luther Allison DVD
                    3/30/03        4/30/03        6/30/03             Bad Love Music - Luther Allison DVD
                    3/30/03        4/30/03        6/30/03             Bessie Blue Music - Luther Allison DVD
                    3/30/03        4/30/03        6/30/03             ABKCO Music - Luther Allison DVD
                    3/30/03        4/30/03        6/30/03             Irving/Almo Music - Luther Allison DVD
                    3/30/03        4/30/03        6/30/03             New Executive Music - Nashville Sounds DVD
                    3/30/03        4/30/03        6/30/03             Cooper Music - Nashville Sounds DVD
                    3/30/03        4/30/03        6/30/03             Trio Music Co., Inc. - Nashville Sounds DVD
                    3/30/03        4/30/03        6/30/03             Bridgeport Music - George Clinton DVD

                                   Page 3

                    3/30/03        4/30/03        6/30/03             Southfield Music - George Clinton DVD
                    3/30/03        4/30/03        6/30/03             Songs of Polygram Int'l/Rubberband Music - George Clinton DVD
                    3/30/03        4/30/03        6/30/03             MCA Music Publishing - Essential Gospel DVD
                    3/30/03        4/30/03        6/30/03             Longitude Music - Roger Daltrey DVD
                    3/30/03        4/30/03        6/30/03             Essex Music - Roger Daltrey DVD
                    3/30/03        4/30/03        6/30/03             Bad Love Music - Walter Trout DVD
                    3/30/03        4/30/03        6/30/03             RYTVOC, Inc. - Snow/Bromberg DVD
                    3/30/03        4/30/03        6/30/03             Paul Simon Music - Snow/Bromberg DVD
                    3/30/03        4/30/03        6/30/03             EMI - Snow/Bromberg DVD
                    3/30/03        4/30/03        6/30/03             Sweet Jelly Roll Music - Snow/Bromberg DVD
                    3/30/03        4/30/03        6/30/03             Harry Tobias Music - Snow/Bromberg DVD
                    3/30/03        4/30/03        6/30/03             Slick Fork Music - Snow/Bromberg DVD
                    3/30/03        4/30/03        5/19/03             Alligator - Double Crossing Blues
                    3/30/03        4/30/03        5/19/01             EMI - Double Crossing Blues
                    3/30/03        4/30/03        5/19/01             Sony- Double Crossing Blues
                    3/30/03        4/30/03        5/19/03             Virgin - Double Crossing Blues
                    3/30/03        4/30/03        5/19/01             Warner - Double Crossing Blues
                    3/30/03        4/30/03        5/19/01             Universal - Double Crossing Blues
                    3/30/03        4/30/03        5/19/03             Fantasy - Double Crossing Blues
                    3/30/03        4/30/03        5/19/03             Music Collection Ltd. - Double Crossing Blues
                    3/30/03        4/30/03        6/23/03             Tuff City - Barbecue Blues
                    3/30/03        4/30/03        6/23/03             Blind Pig Records - Barbecue Blues
                    4/21/03        5/21/03        7/21/03             Rounder Records - House Rent Party
                    4/21/03        5/21/03        7/21/03             Vee Jay Partnership Ltd. - House Rent Party
                    4/21/03        5/21/03        7/21/03             Tuff City Records - House Rent Party
                    4/21/03        5/21/03        7/21/03             EMI - House Rent Party
                    6/24/03        7/24/03        9/24/03             Alan Parsons - "On Air" License
                    7/1/03         8/1/03         10/1/03             Polygram - Essential Blues, Vol. 2
                    10/4/03        11/4/03        1/4/04              River North Trademark Expires
                    3/7/04         4/7/04         6/7/04              CGI Trademark Expires
                    5/12/04        6/12/04        8/12/04             PGD - Soul & Gospel Christmas
                    7/4/04         8/4/04         10/4/04             Welk - Essential Blues, Vol. 1
                    8/18/04        9/18/04        11/18/04            Fantasy - Essential Blues, Vol. 1
                    11/15/04       12/15/04       2/15/05             Roger Daltrey - Album License
                    12/20/04       1/20/05        3/20/05             Brother Publishing - Nashville Sounds DVD
                    3/14/05        4/14/05        6/14/05             Delmark - Essential Blues, Vol. 2
                    9/14/05        10/14/05       12/14/05            Welk - Essential Blues, Vol. 2
                    11/13/05       12/13/05       2/13/06             Knock My Sox Off Trademark (file section 8 & 15 affidavit)
                    5/6/06         6/6/06         8/6/06              Ichiban - Essential Women
                    6/27/06        7/27/06        9/27/06             Antone's - Essential Women
                    8/5/06         9/5/06         11/5/06             Earwig - Roadhouse Blues
                    9/9/06         10/9/06        12/9/06             Warner Bros. - Cetera, A Collection
                    9/10/06        10/10/06       12/10/06            Viceroots - Smokey Blues
                    1/11/07        2/11/07        4/11/07             Antone's - Chicago Blues
                    1/11/07        2/11/07        4/11/07             Earwig - Chicago Blues
                    1/11/07        2/11/07        4/11/07             Welk - Chicago Blues
                    1/29/07        2-29-07        4/29/07             Antone's - Texas Blues
                    1/29/07        2/29/07        4/29/07             Black Top - Texas Blues
                    2/20/07        3/20/07        5/20/07             Warner Sweden - Cetera, A Collection
                    3/12/07        4/12/07        6/12/07             Antone's - Piano
                    3/12/07        4/12/07        6/12/07             Blue Suit - Piano
                    3/12/07        4/12/07        6/12/07             Evidence - Piano
                    3/12/07        4/12/07        6/12/07             Welk - Harmonica


                                   Page 4

                    1/28/08        2/28/08        4/28/08             M.C. Records - Defiance Blues
                    3/23/08        4/23/08        6/23/08             Fortune Records - Barbecue Blues
                    4/21/08        5/21/08        7/21/08             Antone's Records - House Rent Party
                    4/21/08        5/21/08        7/21/08             Buda Musique - House Rent Party
                    4/21/08        5/21/08        7/21/08             Storeyville Records - House Rent Party
                    4/21/08        5/21/08        7/21/08             Denon Records - House Rent Party

                                                                  EXHIBIT D(iii)
                                                                  SCHEDULE 10.14

                                                             Inbound Licenses

                                                               BOOTLEG BOOTY
                                                                 CD#: 9517
                                                           RELEASE DATE: 8/26/97


---------------------------------------------------------------------------------------------------------------------------
Record Company                     Song Title                         Artist              Term                Territory
---------------------------------------------------------------------------------------------------------------------------
Benz Records, Inc.                 Producer Agrmt                     MC SHY-D &          Initial Term +      World
1521 Burnstone Dr.                                                    DJ Smurf            2 Options
Stone Mountain, GA  30088

4-Sight Entertainment              Get Retarded                       KJ & DA Fellas      3 years             US & Canada
1862 N.W. 38th Ave.
Lauderhill, FL  33311              Bass Train                         M.C.A.D.E.

Benz Records, Inc.                 Work It Out                        MC Shy-D            3 years             US & Canada
1521 Burnstone Dr.
Stone Mountain, GA  30088          Pop That Thang Girl                DJ Smurf

                                   True That                          MC Shy-D

Critique Records                   Dickey Ride                        Southern Playas     3 years             US & Canada
50 Cross Street
Winchester, MA  01890

Click Boom Records                 Booty Bounce                       Goon Sqwad          3 years             US & Canada
16919 Stansbury Street
Detroit, MI  48235

Ichiban Records, Inc.              True To The Game                   MC Shy-D            3 years             US & Canada
3991 Royal Drive N.W.
Kennesaw, GA  30144                Ooh Lawd (Party People)            DJ Smurf

                                   Ride Em Cowboy                     Another Style

                                   Nasty Dancer                       Kilo

                                   Hear What I Hear                   Kilo

                                   Work It                            MC Shy-D

ID Records                         2 Much Booty In The Pants          Soundmaster T       3 years             US & Canada
4648 N. Sacramento
Chicago, IL  60625


                                                               BOOTLEG BOOTY
                                                                 CD#: 9517
                                                           RELEASE DATE: 8/26/97


---------------------------------------------------------------------------------------------------------------------------
Record Company                     Song Title                         Artist              Term                Territory
---------------------------------------------------------------------------------------------------------------------------
Neurodisc Records                  Run Forrest Run                    Get Some Crew       3 years             US & Canada
4592 N. Hiatus Road
Ft. Lauderdale, FL  33351

Power Records                      Da Dip                             Freak Nasty         3 years             US
6350 McDonough Dr.
Suite A                            Down Low                           Freak Nasty
Norcross, GA  30093
                                   Freak Out                          12 Gauge

SOH Distributors Network           Boom! I Got Your Boyfriend         MC Luscious         3 years             US & Canada
1981 Fletcher Creek Drive
Memphis, TN  38133


Vision Records, Inc.               Boot The Booty                     MC Kool Rock        3 years             US & Canada
13385 W. Dixie Highway
North Miami, FL  33161


Rip-It Records                     Kitty Kitty                        69 Boyz             3 years             US & Canada
1221 W. Colonial Dr.
Suite 300                          Da Train                           Disco & The City Boyz
Orlando, FL  32804                                                    featuring Clay D
                                   Rodeo                              95 South

                                   Heiny Heiny                        95 South


                                                               BOOTY MIX '96
                                                                 CD#: 9504
                                                            RELEASE DATE: 7/1/96


-----------------------------------------------------------------------------------------------------
Company                            Address                            Term                Territory
-----------------------------------------------------------------------------------------------------
All American Music Group           808 Wilshire Blvd.                 5 years             US & Canada
                                   Santa Monica, CA  90401-1810

Ichiban Records, Inc.              P.O. Box 7246777                   5 years             US & Canada
                                   Atlanta, GA  31139-1677


Ice Cold Records                   5304-J Panola Blvd.                5 years             US & Canada
                                   Decatur, GA  30305

Rip-It Records                     715 N. Ferncreek Avenue            5 years             US & Canada
                                   Orlando, FL  32803


SOH Distributors Network           1981 Fletcher Creek Drive          5 years             US & Canada
                                   Memphis, TN  38133

Vision Records, Inc.               13385 W. Dixie Highway             5 years             US & Canada
                                   North Miami, FL  33161

Rodney Terry                       2859 Gant Wuarters Circle          Owned               World
                                   Marietta, GA  30068


                                                                   NASTY
                                                                 CD#: 9523
                                                           RELEASE DATE: 9/23/97


-------------------------------------------------------------------------------------------------------------------------
Record Company                     Song Title                         Artist              Term                Territory
-------------------------------------------------------------------------------------------------------------------------
4-Sight Entertainment              Nuts On The Chin                   Hard Headed         5 years             US & Canada
1862 N.W. 38th Ave.
Lauderhill, FL  33311


Ichiban Records                    Nasty Dancer                       Kilo                3 years             US & Canada
3991 Royal Drive N.W.
Kennesaw, GA  30144                Lower This Bitch                   DJ Smurf & PMHI

Joey Boy Records, Corp.            Take It Off                        The Dogs            3 years             US & Canada
3081 N.W. 24th Street
Miami, FL  33142

Neurodisc Records                  Put That Thing To The Floor        Get Some Crew       3 years             US & Canada
P.O. Box 7468
Hollywood, FL  33081

Pandisc Music Corp.                Shake That Ass Bitch               Splack Pack         3 years             US & Canada
6157 N.W. 167th Street, F9
Miami, FL  33015                   Freak Bendover                     DJ Laz


Touchwood Records                  Ruff Rida                          Fraze               3 years             US & Canada
1650 Broadway
Suite 1210
New York, NY  10019

TVT Records                        U Gotta Go                         Kinsui              3 years             US (Can?)
23 East 4th Street
New York, NY  10003


Vision Records, Inc.               Pull It All The Way Down           Prince Rahiem & Clay D                  3  years       US &
Canada
13385 W. Dixie Highway
North Miami, FL  33161             Shake Them Titties                 The Get Funky Crew

                                   Pop That Coochie, Shake That Ass   Baby Luke


                                                                BOOTY MIX 2
                                                                 CD#: 9517
                                                           RELEASE DATE: 3/25/97


-------------------------------------------------------------------------------------------------------------------------
Record Company                     Song Title                         Artist              Term                Territory
-------------------------------------------------------------------------------------------------------------------------
4-Sight Entertainment              Bass Mechanic                      M.C.A.D.E.          5 years             US & Canada
1862 N.W. 38th Avenue
Lauderhill, FL  33313              Get Retarded                       K.J. and Da Fella   5 years             US & Canada


Benz Records, Inc.                 Work It Out                        MC Shy-D            5 years             US & Canada
1521 Burnstone Drive
Stone Mountain, GA  30088

Hip Rock Records, Inc.             Give It All You                    Afro-Rican          5 years             US & Canada
610 N. Andrews Avenue              Got (Doggie Style)
Ft. Lauderdale, FL  33311

Ichiban Records, Inc.              Hear What I Hear                   Kilo                5 years             US & Canada
P.O. Box 7246777
Atlanta, GA  31139-1677            Can't Stop The Rock                DJ Kizzy Rock       5 years             US & Canada


ID Records                         2 Much Booty                       Soundmaster T       5 years             US & Canada
c/o David Bloom, Esq.              (In The Pants)
4648 N. Sacramento
Chicago, IL  60625

Click Boom Records                 Booty Bounce                       Goon Sqwad          5 years             US & Canada
(need address)

Lil' Joe Records, Inc.             Shake Whatcha Momma                Poison Clan         5 years             US & Canada
6157 NW 167th Street               Gave Ya
Suite F-17
Miami, FL  33015                   Shake A Lil' Somethin'             2 Live Crew         5 years             US & Canada


Neurodisc Records                  Run Forrest Run                    Get Some Crew       5 years             US & Canada
P.O. Box 7468
Hollywood, FL  33081


                                                                BOOTY MIX 2
                                                                 CD#: 9517
                                                           RELEASE DATE: 8/26/97


-------------------------------------------------------------------------------------------------------------------------
Record Company                     Song Title                         Artist              Term                Territory
-------------------------------------------------------------------------------------------------------------------------
PolyGram Special Markets           Scarred                            Luke                5 years             US & Canada
A Division of PolyGram Group
Distribution, Inc.
Worldwide Plaza
825 Eighth Avenue
New York, NY  10019

Rip-It Records                     Tootsie Roll                       69 Boyz             5 years             US & Canada
715 N. Ferncreek Avenue
Orlando, FL  32803                 Heiny Heiny                        95 South            5 years             US & Canada

Critique Records                   Dickey Ride                        Southern Playas     5 years             US & Canada
50 Cross Street
Winchester, MA  01890


                                                                 FULL MOON
                                                                 CD#: 3577
                                                           RELEASE DATE: 3/25/97


-------------------------------------------------------------------------------------------------------------------------
Record Company                     Song Title                         Artist              Term                Territory
-------------------------------------------------------------------------------------------------------------------------
Essence Records                    Voices Of Faith                    Chris Spheeris      5 years             US & Canada
P.O. Box 2458
Sedona, AZ  86339

GTSP Records                       Rhapsody In Love                   John Tesh           5 years             US & Canada
1608 N. Cahuenga Blvd.
Hollywood, CA  90028

Moulin D'Or Recordings             Les Miserables Medley              Danny Wright        5 years             US & Canada
1148 W. Pioneer Parkway
Suite E
Arlington, TX  76013

Real Music                         Open Place                         Jim Chappell        3 years             US & Canada
85 Liberty Ship Way
Suite 207
Sausalito, CA  94965

Relativity Records                 The Netsman & The Laird            Adrian Legg         3 years             US
A Division of Relativity
Entertainment, Inc.
79 Fifth Avenue
16th Floor
New York, NY  10003

Ciani Musica, Inc.  d/b/a
Ciani Musica International, Inc.   Go Gently                          Suzanne Ciani       5 years             US & Canada
c/o Seventh Wave Productions
20 Sunnyside Avenue
Suite A-197
Mill Valley, CA  94941

Sony Music Special Products        Fullmoon Beachwalk                 Ottmar Liebert &    3 years             US only
Sony Music Entertainment, Inc.     Luna Negra
550 Madison Avenue
New York, NY  10022-3211


                                                                 FULL MOON
                                                                 CD#: 3577
                                                           RELEASE DATE: 3/25/97


-------------------------------------------------------------------------------------------------------------------------
Record Company                     Song Title                         Artist              Term                Territory
-------------------------------------------------------------------------------------------------------------------------
Silver Wave Records                One Winter Morning                 Fowler & Branca     5 years             US & Canada
P.O. Box 7943
Boulder, CO  80306

Time Line Productions              Shenandoah                         Lorie Line          5 years             US & Canada
222 Minnetonka Avenue South
Wayzata, MN  55391

Deep Cave Records                  Farewell                           Patrick O'Hearn     5 years             US & Canada
Duryea Publishing Administration
54 Danbury Road
Suite 367
Ridgefield, CT  06877

Intersound                         Orinico Flow                       Taliesan Orchestra  Owned               World
                                   Memories of Trees


                                                                THE HIT LIST
                                                             CD#: 9285/PG: 9275
                                                           RELEASE DATE: 3/25/97


-------------------------------------------------------------------------------------------------------------------------
Record Company                     Song Title                       Artist                Term                Territory
-------------------------------------------------------------------------------------------------------------------------
All American Music Group           I Wish                           Skee-Lo               3 years             US & Canada
808 Wilshire Blvd.
Santa Monica, CA  90401


EMI-Capitol Music Special Markets  People Everyday                  Arrested Development  3 years             US only
5750 Wilshire Blvd.
Suite 300
Los Angeles, CA  90036

Ichiban Records                    Gotta Get Mine                   MC Breed and 2 Pac    5 years             US & Canada
3991 Royal Drive N.W.
Kennesaw, GA  30144                Ain't No Future In               MC Breed
                                   Your Frontin

Jive Records                       Y'All Ain't Ready Yet            Mystikal
137-139 W. 25th Street
11th Floor                         Summertime                       D.J. Jazzy Jeff &     3 years             US only
New York, NY  10001                                                 The Fresh Prince

PolyMedia                          I Got A Man                      Positive K            3 years             US only
Worldwide Plaza
825 Eighth Avenue
New York, NY  10019

Profile Records                    Neva Go Back                     Special Ed            5 years             US only
740 Broadway
7th Floor                          Tonite                           DJ Quick
New York, NY  10003
                                   Down With The King               Run-DMC

                                   Back To The Hotel                N2Deep

Virgin Records                     Boombastic                       Shaggy                5 years             US & Canada
338 N. Foothill Road
Beverly Hills, CA  90210


                                                              FLAVORS OF JAZZ
                                                                 CD#: 9520
                                                           RELEASE DATE: 3/25/97


-----------------------------------------------------------------------------------------------------
Record Company                     Song Title                         Term                Territory
-----------------------------------------------------------------------------------------------------
Denon Records                      October                            3 years             US
Suite 333
3343 Peachtree Road N.E.
Atlanta, GA  30326

EMI-Capitol Music                  Let Me Count The Ways              3 years             US
Special Markets
5750 Wilshire Boulevard
Suite 300
Los Angeles, CA  90036

Higher Octave Music, Inc.          Body Language                      3 years             US & Canada

                                   Autumn Blue

JVC Music, Inc.                    Can You Stand The Rain
3800 Barnham Road
Suite 305                          I Told You So
Los Angeles, CA  90068
                                   Cause We've Ended As Lovers

                                   Sunset

Kryptic Records                    The Closer I Get To You            3 years             US
18344 Oxnard
Suite 101
Tarzana, CA  91356

Vanguard Records                   Try A Little Tenderness            3 years             US
1299 Ocean Ave.
Suite 800
Santa Monica, CA  90401

Virgin Records America, Inc.       Blue Moon                          3 years             US
338 North Foothill Road
Beverly Hills, CA  90210


                                                               BETTER GET VI
                                                                 CD#: 9501
                                                           RELEASE DATE: 8/26/97


-----------------------------------------------------------------------------------------------------
Company                            Address                            Term                Territory
-----------------------------------------------------------------------------------------------------
Fresh Records                      Attn:  Dave Morgan                 3 Years             US
                                   Unit 4
                                   The Grand Union Centre
                                   West Row
                                   London  W11 5AS

Strictly Rhythm                    920 Broadway                       5 years             US
Records                            Suite 1403
                                   N.Y., N.Y.  10010




Vicious Muzik Records, Inc.        Attn:  Jeffrey Rodman              3 1/2 years         US
                                   420 E. 64th Street
                                   N.Y., N.Y.  10021

C.O.D. Distribution, Inc.          Attn:  John Galgano                3 years             US
                                   2015 W. Irving Park Rd.
                                   Chicago, IL  60618

MCA Records, Inc.                  70 Universal City Plaza            3 years             US
                                   Universal City
                                   CA  91608




Champion Records Ltd               Attn:  Eddie Seago                 3 years             US
                                   181 High Street
                                   Harlesden
                                   London  NW10 4TE

Cleveland City Records Ltd         Attn:  Stuart Dale                 5 years             US
                                   52a Clifton Street
                                   Wolverhampton
                                   WV3 OQT


                                                      CAN'T GET THIS NO MORE! V1
                                                               CD#: 9500
                                                         RELEASE DATE: 4/1/96


-----------------------------------------------------------------------------------------------------
Company                            Address                            Term                Territory
-----------------------------------------------------------------------------------------------------
Sony Music Entertainment           550 Madison Ave                    3 years             US
                                   N.Y, N.Y.  10022

Arista Records, Inc.               6 West 57th Street                 5 years             US
                                   N.Y., N.Y.  10019

IRS Records                        EMI-CAPITOL ENTERTAINMENT          5 years             US
                                   5750 Wilshire Blvd.
                                   Los Angeles, CA  90036


Many Edizioni Musicali Srl         Via Pietro Maestri 2               5 years             US
                                   20129 Milan Italy

Strafe Entertainment Corp/         Attn:  Steve Standard              5 years             US
S.T.D. Music Publishing Co.        140 Lawrence Street
                                   Suite 2
                                   Brooklyn, N.Y.  11201

Teevee Toons, Inc.                 23 East 4th Street                 5 years             US
                                   N.Y., N.Y.  10003

West End Reocrds, Inc.             62 Southern Blvd.                  5 years             US
                                   Nesconset, N.Y.  11767




Virgin Records America, Inc.       Attn:  George Maloian
                                   338 N. Foothill Road
                                   Beverly Hills, CA  90210

Geffen Records                     c/o MCA Records, Inc.
                                   70 Universal City Plaza
                                   Universal City
                                   CA  91608



The RCA Records Label              1540 Broadway
a Unit of BMG Entertainment        N.Y., N.Y.  10036


Cajual Records                     1229 N. North Branch #218
                                   Chicago, IL  60622


                                                      BETTER GET THIS NOW! VOL 2
                                                               CD#: 9503
                                                         RELEASE DATE: 9.24.96


----------------------------------------------------------------------------------------------------------------
Name & Address                     Song (s)                           Term                Territory
----------------------------------------------------------------------------------------------------------------
Cutting Records Inc.               I Appreciate - Kathy Brown         5 years             U.S. & Canada
c/o Stollman & Stollman
3720 Canterbury Way
Boca Raton, FL  33434




Champion Records Ltd               Make My Love - Shawn Christopher   3 years             US Only
181 High Street
Harlesden
London  NW10 4TE
England


Cleveland City Records             Hot - Ideal                        3 years             US Only
52a Clifton Street
Wolverhampton
WV3 OQT
England


Fresh Records                      Losing You - SGH                   5 years             US Only
Unit 4
The Grand Union Centre
West Row
London
W11 5AS
England

Max Music & Entertainment, Inc.    The Real Thing - Tony Di Bart      3 years             US Only
777 Brickell Avenue
Suite 800
Miami, Florida  33131


                                                      BETTER GET THIS NOW! VOL 2
                                                               CD#: 9503
                                                         RELEASE DATE: 9.24.96


----------------------------------------------------------------------------------------------------------------
Name & Address                     Song (s)                           Term                Territory
----------------------------------------------------------------------------------------------------------------
Avex UK                            Your Love - Inner City             3 years             US, its possessions &
4th Floor                                                                                 Canada
22 Soho Square
London  W1V 5FJ
England



Telstar Independent Records Ltd.   Brighter Day - Kelly Llorenna      5 years             US & Canada
t/a Pukka Records
Prospect Studios
Barnes High Street
London  SW13 9LE
England


Rumour Records                     Skeletor - Incredible Groove       3 years             US, its possessions &
Tempo House                                                                               Canada
15 Falcon Road
London  SW11 2PJ




Strictly Rhythm Records, Inc.      Dream Come True - Angela Lewis     5 years             US Only
920 Broadway
Suite 1403
New York, NY  10010




Strictly Rhythm Records, Inc.      If Madonna Calls - Junior Vasquez  5 years             US Only
920 Broadway
Suite 1403
New York, NY  10010


                                                      BETTER GET THIS NOW! VOL 2
                                                               CD#: 9503
                                                         RELEASE DATE: 9.24.96


----------------------------------------------------------------------------------------------------------------
Name & Address                     Song (s)                           Term                Territory
----------------------------------------------------------------------------------------------------------------


Yoshitoshi Recordings              Giv Me Luv - Alcatraz              5 years             US Only
c/o Kurosh Nasseri, Esq.
1900 L Street N.W.
Suite 707
Washington, D.C.  20007



ZYX Music GmbH                     Release Me - Industry              3 years             US Only
Industriegebiet/Benzstrasse
D-35799 Merenberg


                                                   CAN'T GET THIS NO MORE! Vol 2
                                                             CD#: 9502
                                                       RELEASE DATE: 10.24.96


------------------------------------------------------------------------------------------------------------
Song Title & Artist                Company                            Term                Territory
------------------------------------------------------------------------------------------------------------
Feel The Groove - Cartouche        All American Music Group           5 years             US & Canada
                                   808 Wilshire Blvd
                                   Santa Monica, CA  90401-1810


It's My Pleasure - My Friend       Ex-it Records                      5 years             US & Canada
Sam featuring Viola Wills          25 East 9th Court
                                   Miami, Florida  33010

I Wanna Have Some Fun -            Zomba Recording Corporation        3 years             United States Only
Samantha Fox                       137-139 West 25th Street
                                   New York, New York  10001



She Drives Me Crazy - Fine         MCA Records, Inc.                  3 years             United States Only
Cannibals                          70 Universal City Plaza
Some Kind Of Lover - Jody          Universal City, CA  91608
Watley
Mercedes Boy - Pebbles


That Sound - Ralph Falcon          Miami Soul Records                 5 years             US & Canada
featuring Dorothy Mann             c/o MCT Management
                                   333 W. 52nd Street, #1003
                                   New York, New York  10019

Never Gonna Give You Up -          The RCA Records Label              5 years             US Only
Rick Astley                        A Unit of BMG Entertainment

                                   check to:
                                   BMG Entertainment
                                   c/o Marty Olinick
                                   RCA Records
                                   8750 Wilshire Blvd.
                                   Beverly Hills, CA  90211


                                                   CAN'T GET THIS NO MORE! Vol 2
                                                             CD#: 9502
                                                       RELEASE DATE: 10.24.96


------------------------------------------------------------------------------------------------------------
Song Title & Artist                Company                            Term                Territory
------------------------------------------------------------------------------------------------------------
You Used To Hold Me - Ralphi       Saber Records, Inc.                5 years             US & Canada
Rosario Featuring Xavier Gold      932 W. 38th Place
                                   Chicago, IL  60609

Big Fun - Inner City               Virgin Records America, Inc.       5 years             US & Canada
Wiggle It - 2 In A Room            338 N. Foothill Road
                                   Beverly Hills, CA  90210

                                   send checks Attn:  George Maloian


                                                                  EURO MIX
                                                                 CD#: 9505
                                                           RELEASE DATE: 11/1/96

---------------------------------------------------------------------------------------------------------------------------------
Company Name & Address                       Song Title                         Artist                   Term      Territory
---------------------------------------------------------------------------------------------------------------------------------
23rd Precinct Recordings Ltd                 It's Whats Upfront That Counts     Yosh                     3 years   US & Canada
23 Bath Street
Glasgow  G2 1HU

Cheeky Records Ltd                           Satisfy My Love                    Sabrina Johnston         3 years   US & Canada
181 High Street
Harlesden
London  NW10 4TE
England

Cleveland City Records Ltd                   Glowing Sun On Rising Tide         Kapta                    5 years   US
52a Clifton Street
Wolverhampton WV3 OQT
England

Fresh Records                                Feel The Spirit                    Giant City               5 years   US
Unit 4                                       Inspiration                        Strike
The Grand Union Centre

Max Music & Entertainment Inc.               Zombie                             Ororo                    3 years   US
777 Brickell Avenue                          Killing Me Softly                  BTF
Suite 800
Miami, FL  33131

Ministry of Sound Recordings Ltd.            Hold On                            Yojo Working             5 years   US & Canada
103 Gaunt Street
London  SE1 6DP
England

Network Records UK/Best Beat Dance Ltd.      Gonna Take Time                    Trinity                  5 years   US & Canada
Stratford House
Stratford Place
Camphill, Birmingham  B12  OHT
England


                                                                  EURO MIX
                                                                 CD#: 9505
                                                           RELEASE DATE: 11/1/96

---------------------------------------------------------------------------------------------------------------------------------
Company Name & Address                       Song Title                         Artist                   Term      Territory
---------------------------------------------------------------------------------------------------------------------------------
New Music International Srl                  The Colour Inside                  TI.PI.CAL. feat. Josh    5 years   US & Canada
Via Mecenate, 84
20138 Milano
Italy

Pulse-8 Records                              We Gotta Love                      Kym Sims                 3 years   US & Canada
245 Old Marylebone Road
London  NW10 5QT

Champion Records Ltd.                        Satisfy My Love                    Sabrina Johnston         3 years   US & Canada
181 High Street
Harlesden
London  NW10 4TE
England


July 28, 1998                                               Bootleg Booty Vol. 2

----------------------------------------------------------------------------------------------------------------------------------
RECORD COMPANY                               SONG TITLE                         ARTIST                   TERM      TERRITORY
----------------------------------------------------------------------------------------------------------------------------------
Benz Records, Inc.                           Producer Agrmt                     MC SHY-D &               3 years   World
1521 Burnstone Dr.                           DJ Smurf
Stone Mountain, GA  30088

Benz Records, Inc.                           Big Booty Girls                    MC Shy-D                 3 years   US & Canada
1521 Burnstone Dr.
Stone Mountain, GA  30088                    Keep Doin' It                      MC Shy-D

Big Du Entertainment                         Dirty South Bass Track             The Southern Playas      3 years   US & Canada
1230 N. Horn Avenue
Suite 420
Los Angeles, CA 90069

Xavier Hargrove                              Keep Rockin'                       X featuring DJ Kizzy     3 years   US & Canada
Black Label Records                          Rock and June Dog
1764 Lynn Lane
Decatur, Georgia 30032

Big Oomp Records                             Which A Way                        DJ Jelly & MC Assault    3 years   US & Canada
P.O. Box 42963
Atlanta, Georgia 30311

EKG Records                                  It's Party Time                    Red-N-Black              3 years   US & Canada
3800 N.W. 22nd Avenue
Miami, Florida 33142
305-633-4696

Ichiban Records, Inc.                        Can't Stop No Player               Da Organization          3 years   US & Canada
3991 Royal Drive N.W.                        Bend Over                          Da Organization
Kennesaw, GA  30144                          This Party                         P.M.H.I.

Intersound                                   Keep Droppin'                      DJ Craze
                                             Honee Bunn                         Filthy Rich

Joe Boy Records, Corp.                       Break It Down                      Ant D & The Puppies      3 years   US & Canada
3081 N.W. 24th Street                        Get It                             DJ Uncle Al
Miami, Florida 33142

Mirror Image Entertainment                   Shawty, Freak a Lil Sumtin         Lil Jon & The Eastside   3 years   US & Canada
6787 Collier Road                            Boyz
Riverdale, Georgia 30296

Mulatto Entertainment                        Stomp                              Get Some Crew            3 years   US & Canada
685 N.W. 21st Street                         Perculator                         Get Some Crew
Pompano Beach, Florida 33060

Power Records                                I'LL NA NA                         12 Gauge                 3 years   US & Canada
6121 Oakbrook Parkway
Norcross, GA 30093

Rhyme & Cartel                               My Hooptie                         Sir-Mix-a-Lot            3 years   US & Canada
16727 S.E. Lakhom Road                       Beepers                            Sir-Mix-a-Lot
Auburn, Washington 98092

Rip-It Records                               Wiggle Wiggle                      Artist Disco and the     3 years   US & Canada
1221 W. Colonial Dr.                         the City Boyz
Suite 300
Orlando, FL  32804                           Come On Now                        Turnpike Boyz
310-659-8350

Sir-Mix-a-Lot


July 28, 1998                                               Bootleg Booty Vol. 2

----------------------------------------------------------------------------------------------------------------------------------
RECORD COMPANY                               SONG TITLE                         ARTIST                   TERM      TERRITORY
----------------------------------------------------------------------------------------------------------------------------------
Rhyme & Cartel                               Master to be announced             Sir-Mix-a-Lot            3 years   US & Canada
16727 S.E. Lakhom Road
Auburn, Washington 98092

Street Street Entertainment                  Doo Doo Brown                      DJ Nasty Knock           3 years   US & Canada
433 Plaza Real, Suite 275                    Show Me The Money                  DJ Nasty Knock
Boca Raton, Florida 33432


RELEASE DATE: 06/23/98            INDIGO MOODS: The Mystery and Passion of Night

----------------------------------------------------------------------------------------------------------------------------------
RECORD COMPANY                               SONG TITLE                         ARTIST                   TERM      TERRITORY
----------------------------------------------------------------------------------------------------------------------------------

Blue Meteor Records                          Decades                            The Wind Machine Guitar  3 years   USA
P.O. Box 477                                                                    Duo
Berthoud, CO 80513


Duryea Publishing Admin.                     3 Circles                          Patrick O'Hearn          3 years   USA
54 Danbury Road
Suite 367
Ridgefield, Connectcut 06877


Gallery Records                              Next Time                          Jeff Burak               3 years   USA
The Albert Buiolding
1010 B Street, Suite 425
San Rafael, CA 94901


Higher Octave Music
Suite 2C                                     Skyline Drive                      Shahin and Sepehr        3 years   USA
23852 Pacific Coast Highway
Malibu, California 90265


Miramar Recordings                           False Prophet                      Quintanta Speer          3 years   USA
200 Second Avenue West
Seattle, Washington 98119-4204


Raven Recording
P.O. Box 2034                                Open Sky                           Gordy Ryan, Al Shackman  3 years   USA
Red Bank, New Jersey 07701                                                      and Gary Thomas


Real Music                                   Sensuality                         Mars Lasar               3 years   USA
85 Liberty Ship Way                          After All We Had Planned           Jim Chappell & Hearsay
Suite 207
Sausalito, California 94965


Solid Air Records                            In Your Arms                       Laurence Juber           3 years   USA
1610 Crestview Avenue
Seal Beach, California 90740


Sugo Music                                   She Lives Inside:                  Stevean Pasero w/        3 years   USA
790 Main Street                              Of All Men                         Christopher Bock
P.O. Box 390604
Half Moon Bay, California 94019


Universal Music Group                        Acoustic Alchemy                   Lady Lynda               3 years   USA
70 Universal City Plaza
Universal City, California 91608


Word Entertainment                           The Art of Love                    Mark Baldwin and         3 years   USA
3319 West End Avenue                                                            Eric Darken
Suite 200
Nashville, Tennessee 37203


RELEASE DATE: 04/28/98                                            ELEKTRONIKA II


------------------------------------------------------------------------------------------------------------------------------
RECORD COMPANY                               SONG TITLE                         ARTIST                   TERM      TERRITORY
------------------------------------------------------------------------------------------------------------------------------
ASPHODEL RECORDS                             Mr. Excitement                     Tipsy                    3 years   US & Canada
149 Park Street                              3/10 of Population                 We
San Francisco, CA 94110
(212) 604-9130
(212) 604-0783 FAX


CLEOPATRA LABEL GROUP                        PhP's Advice (Orb Mix)             Gong                     3 years   US & Canada
8726 S. Sepulbeda D-82
Los Angeles, CA 90015
(310) 305-0172
(310) 821-4702 (FAX)


HEAVENLY RECORDS                             Like A Motoway (Chemical           St. Etienne              3 years   US & Canada
72 Wardour Street                            Bros. Remix)
London WIV 3HP

Igo Ego                                      Them                               Red Red Groovy
5100 Zenith Av S.
Minneapolis, Minnesota 55410


LIQUID SKY MUSIC                             Ethiopia                           D.J. Soul Slinger        3 years   US & Canada
67 East 3rd Street
Suite A
New York, New York 10003
(212) 260-4656
(212) 260-4699 (FAX)


NINJA TUNE                                   Timber                             Coldcut                  3 years   US & Canada
Winchester Wharf
Clink Street
London SE1 9DG
0171 357 7180
0171 357 7197 (FAX)

POLYMEDIA                                    Toxygene                           The Orb                  3 years   US
825 Eighth Avenue                            MIdwest                            Spring Heel Jack
New York, New York 10019                     Gravitational Arch of 10           Vapourspace
(212) 333-8061
(212) 333-8020 (FAX)


PROFILE RECORDS
740 Broadway, 7th Floor                      Music For the Lonely               Jamie Myerson            3 years   US
New York, New York 10003
(212) 529-2600
(212) 420-8216 (FAX)


XL RECORDINGS                                Narcotic Influence                 Empirion                 3 years   US
17-19 Alma Road                              (Meat Beat Manifesto Mix)
London SW 18 1AA
0181 870 9912
0181 877 9209 (FAX)


RELEASE DATE: 03/31/98                                              TOTAL RITMO


-----------------------------------------------------------------------------------------------------------------------------
CONTRACT AND ARTIST                                         SONG TITLE                         TERM                TERRITORY
-----------------------------------------------------------------------------------------------------------------------------
Producer Agrmt between Intersound                           Shake It To The Rhythm             Perpetuity          World
   and Lewis Martinee for performances of
   Ray Guell and Sequel

Non-Exclusive Artist Agrmt between                          There's More To Love               Perpetuity          World
   Intersound and Angie Biordi p/k/a Sequel

Agreement between Intersound and                            The Mexican                        Perpetuity          World
   Antonia Graham p/k/a Mz Toni

Non-Exclusive Artist Agreement between Intersound           (We did not use her on the         Perpetuity          World
   Inc. and Blanca Batista p/k/a Nyasia                     album, we paid her $500.00)

Non-Exclusive Artist Agreement between                      Don't Go                           Perpetuity          World
   Intersound and Ray Guell

Exclusive Artist Agreement between Intersound               I'm Going Out of My Mind           Perpetuity          World
   and Sal Hanono f/s/o The Voice in Fashion

Non-Exclusive Artist Agreement                              Pirana                             Perpetuity          World
   between Intersound and Geraldo Mejia

Non-Exclusive Artist Agreement between                      Can't U Feel It?                   Perpetuity          World
   Intersound Inc. and Marino Portuondo pka Tony Moreno

Non-Exclusvie Artist Agreement between                      Las Mujeres                        Perpetuity          World
   Intersound and Tito Puente Jr. featuring 2 BMF           Las Mujeres (Adam's Radio Mix)

Non-Exclusive Artist Agreement between Intersound and       This Love (Was Meant to Be)        Perpetuity          World
   Derrick Rahming f/s/o Afro-Rican

Master Use License Agreement between Intersound, Inc.       Everybody Get Down                 Perpetuity          World
   and Pavone Records, a subsidiary of Starlore, Inc.
   (Nadine Renee)

Agreement between Intersound and Dauby Talles               Is It Real Love                    Perpetuity          World


RELEASE DATE: 3/31/98                                                BOOTY MIX 3


-----------------------------------------------------------------------------------------------------------------------------------
RECORD COMPANY                               SONG TITLE                ARTIST                            TERM           TERRITORY
-----------------------------------------------------------------------------------------------------------------------------------
All American Music                           Grits & Eggs              Breakdown                         3 years        US & Canada
2114 Pico Blvd.                              Let Me Ride               12 Gauge
Santa Monica, California 90405


Arista Records, Inc.                         My Baby Daddy             B-Rock & The Bizz                 5 years        USA & Canada
Arista Building
6 West 57th Street
New York, New York 10019


Bev Groves 416-586-1614
BMG Music Canada, Inc. 416-586-0454 F


Backstage Records                            Splash Down               Danny D                           5 years        US & Canada
7880 W. 20th Avenue #3
Miami, Florida


Benz Records, Inc.                           Keep  Doin' It            MC Shy-D                          5 years        US & Canada
1521 Burnstone Drive                         True That                 MC Shy-D
Stone Mountain, GA  30088                    Hold Up!  Wait A Minute   DJ Smurf


Black Label Records                          Crank This                DJ Kizzy Rock (Clean Mix)         5 years        US & Canada
1764 Lynn Lane
Decatur, Georgia 30032


4-Sight Entertainment                        Bass Train                M.C.A.D.E.                        5 years        US & Canada
1862 N.W. 38th Avenue                        Crank It                  M.C.A.D.E.
Lauderhill, FL  33313


Hip Rock Records, Inc.                       Taste That Moon Pie       Afro-Rican                        5 years        US & Canada
610 N. Andrews Avenue
Ft. Lauderdale, FL  33311

Ichiban Records, Inc.                        Can't Stop No Player      Da Organization                   5 years        US & Canada
P.O. Box 7246777
Atlanta, GA  31139-1677


Joey Boy Records, Corp.                      Break It Down             Ant D & The Puppies               5 years        US & Canada
3081 N.W. 24th Street                        Get It                    DJ Uncle Al
Miami, FL 33142

Mirror Image Entertainment                   Who U Wit                 Lil John and The East Side Boyz   5 years        US & Canada
6787 Collier Road
Riverdale, Georgia 30296


Pandisc Records                              Scrub Da Ground           Splack Back                       5 years        US & Canada
6157 N.W. 167th Street F9                    123456 Bass (Original)    Beat Dominator
Miami, Florida 33015


Panic Records                                I'm Gonna Luv U           Summer Junkies                    5 years        US & Canada


RELEASE DATE: 3/31/98                                                BOOTY MIX 3


-----------------------------------------------------------------------------------------------------------------------------------
RECORD COMPANY                               SONG TITLE                ARTIST                            TERM           TERRITORY
-----------------------------------------------------------------------------------------------------------------------------------
1675 Rollins Road
Burlingame. CA 94010

Polygram                                     Reckless (Club Mix)       Chris The Glove Taylor            5 years        US & Canada
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019
Polygram Canada/Jason McKay
905-415-9900 ext 2008

Power Records                                Da' Dip                   Freak Nasty                       5 years        US & Canada
6350 McDonough Drive, Suite A
Norcross, Georgia 30093


Rip-It Records                               Wiggle Wiggle             Disco and the City Boyz           5 years        US & Canada
715 N. Ferncreek Avenue
Orlando, Florida 32803


Universal Music Group                        Show Me Love              Kilo Ali                          3 years        US & Canada
70 Universal City Plaza
Universal City, California 91608


Vision Records                               Pullit All the Way Down   Beatmaster Clay D                 5 years        US & Canada
13385 W. Dixie Highway                       Booty Drop                DJ SPin and Fresh Kid Ice
North Miami, Florida 33161


                                    SCHEDULE 10.15

                              REAL AND PERSONAL PROPERTY


1. SEE EXHIBIT A to SCHEDULE 10.14 which sets forth a list of the Master Sound Recordings owned by Borrower and its Subsidiaries.

2. SEE EXHIBIT A to SCHEDULE 10.14 which sets forth a list of the Musical Compositions in or to which Borrower and its Subsidiaries owns or co-owns publishing rights.

3. SEE EXHIBIT B to SCHEDULE 10.14 which sets forth a list of Master Album Recordings owned by Borrower and its Subsidiaries.

4. SEE EXHIBIT A to SCHEDULE 10.14 which sets forth a list of registered copyrights and copyright applications submitted by Borrower and its Subsidiaries pending registration in each of the Master Sound Recordings and the Master Album Recordings owned by Borrower and its Subsidiaries.

5. SEE EXHIBIT C to SCHEDULE 10.14 which sets forth all registered trademarks owned by the Borrower and its Subsidiaries and trademark applications submitted for registration by Borrower and its Subsidiaries.

                                   SCHEDULE 10.16

                         BUSINESS LOCATIONS AND TRADE NAMES

                                Business Locations:



NAME OF DEBTOR                CHIEF EXECUTIVE          ADDITIONAL                 LOCATION OF
                                  OFFICE               PLACES OF                COLLATERAL HELD
                                                        BUSINESS                   BY DEBTOR
-----------------------------------------------------------------------------------------------------
Platinum Entertainment,       2001 Butterfield Rd.,    None                     2001 Butterfield Rd.,
Inc.                          Suite 1400                                        Suite 1400
                              Downers Grove, IL                                 Downers Grove, IL
                              60515                                             60515

                                                                                1222 16th Ave. South
                                                                                Nashville, TN

                                                                                1 Select Ave.,
                                                                                Unit 10
                                                                                Scarborough, Ontario
                                                                                CANADA M1V 5J3

                                                                                11810 Wills Rd.,
                                                                                Suite 110
                                                                                Alpharetta, GA 30201

                                                                                333 Washington Ave.
                                                                                No., Suite 306 & 308
                                                                                Minneapolis, MN 55401

                                                                                4100 Spring Valley Rd.
                                                                                Dallas, TX 75244

                                                                                70 Walnut Street
                                                                                Wellesley, MA 02181

                                                       (during the past five    5020 Chase St.
                                                       year period)             Downers Grove, IL
                                                                                60515

                                                       (during the past five    610 N. Fairbanks
                                                       year period)             3rd Floor
                                                                                Chicago, IL 60611

                                                       (during the past five    1207 17 Ave. South
                                                       year period)             Suite 103
                                                                                Nashville, TN 37212

                                                       (during the past five    10 Columbus Blvd.
                                                       year period)             Suite 219
                                                                                Hartford, CT 06106

Peg Publishing, Inc.          2001 Butterfield Rd.,                             2001 Butterfield Rd.,
                              Suite 1400                                        Suite 1400
                              Downers Grove, IL                                 Downers Grove, IL
                              60515                                             60515

                                                       (during the past five    610 N. Fairbanks
                                                       year period)             3rd Floor
                                                                                Chicago, IL 60611


Royce Publishing, Inc.        2001 Butterfield Rd.,                             2001 Butterfield Rd.,
                              Suite 1400                                        Suite 1400
                              Downers Grove, IL                                 Downers Grove, IL
                              60515                                             60515

                                                       (during the past five    610 N. Fairbanks
                                                       year period)             3rd Floor
                                                                                Chicago, IL 60611

JustMike Music, Inc.          2001 Butterfield Rd.,                             2001 Butterfield Rd.,
                              Suite 1400                                        Suite 1400
                              Downers Grove, IL                                 Downers Grove, IL
                              60515                                             60515

                                                       (during the past five    610 N. Fairbanks
                                                       year period)             3rd Floor
                                                                                Chicago, IL 60611


                                    SCHEDULE 10.16

                          BUSINESS LOCATIONS AND TRADE NAMES

                                    TRADENAMES:



DEBTOR                                  TRADENAME
Platinum Entertainment, Inc.            Intersound, Inc.
                                        CGI Records, Inc.
                                        River North Records, Inc.
                                        House of Blues Music Company

Royce Publishing, Inc.                  Dethom Music

JustMike Music, Inc.                    JustMike Music

Peg Publishing, Inc.                    Joste Music

Lexicon Music, Inc.                     None


DEBTOR                                  DIVISION

Platinum Entertainment, Inc             Victoria Kay Music
                                        John Juan Music

DURING THE PAST FIVE YEAR PERIOD        TRADENAME

Royce Publishing, Inc.                  Red Rewmar Music
                                        Luminar Music

JustMike Music, Inc.                    Libris Music
                                        Jambeaux Music
                                        Rappel Music

DURING THE PAST FIVE YEAR PERIOD                  TRADENAME

Peg Publishing, Inc.                    Sonic Chaos
                                        SPEC Twelve Music
                                        Lexicon Music

                                    SCHEDULE 10.16

                          BUSINESS LOCATIONS AND TRADE NAMES

                           REAL ESTATE LEGAL DESCRIPTION:

                                         NONE

                                   SCHEDULE 10.18

                                    SUBSIDIARIES





  DEBTOR         JURISDICTION OF   PERCENTAGE     COMMON STOCK   PAR VALUE PER    COMMON STOCK
                  INCORPORATION     OWNED BY       AUTHORIZED        SHARE           ISSUED
                                    BORROWER
Lexicon Music,      Delaware          100%        3,000 shares        $0.01       3,000 shares
Inc
Royce               Delaware          100%        3,000 shares        $0.01       3,000 shares
Publishing, Inc

JustMike Music,     Delaware          100%        3,000 shares        $0.01       3,000 shares
Inc
PEG Publishing,     Delaware          100%        3,000 shares        $0.01       3,000 shares
Inc.

                                   SCHEDULE 10.19

                                HAZARDOUS MATERIALS


                                        NONE.

                                   SCHEDULE 10.20

                                        FEES

                                       NONE.

                                   SCHEDULE 10.21

                                       TAXES


Payment of Platinum Entertainment, Inc.'s State of Illinois Foreign Corporation Annual Franchise Taxes and Fees for the reporting period from 3/97 to 2/28/98 is currently unresolved.

                                   SCHEDULE 10.25

                          COLLECTIVE BARGAINING AGREEMENTS


                                        NONE.

                                   SCHEDULE 10.26

                                     YEAR 2000


Platinum has either upgraded its Software or replaced it with "Year 2000 compliant" software with the following exceptions:

     (1) Comet Software is currently running the accounting and distribution packages for Platinum's office in Alpharetta, Georgia. The Comet Software will be replaced with the Lawson Software Package; and

     (2) Novell's Internetware is Platinum's file server operating system. Platinum will install the most current patch for Novell's Internetware.

Upon completion of the replacements and installations described above, which Platinum expects to fully complete by December 31, 1999, Platinum and its Subsidiaries will be "Year 2000 compliant."

                                   SCHEDULE 11.11

                                    INVESTMENTS

                                        NONE.

                                   SCHEDULE 11.18

                                BUSINESS ACTIVITIES


Producing, licensing, acquiring, marketing and distributing recorded music in a variety of musical formats.

                                   SCHEDULE 11.19

                               AFFILIATE TRANSACTIONS


1. Platinum entered into Consulting Agreements, each dated as of December 12, 1997, between Platinum and each of MAC Music LLC ("MAC") and Palladin Capital Group, Inc. ("Palladin"), each of which are 10% beneficial holders of Platinum's Common Stock . Platinum is required to pay an annual consulting fee of $200,000 to each of MAC and Palladin.

2. Platinum has hired PLATINUM TECHNOLOGY, INC. to develop and operate a Web site through which Platinum will distribute and sell titles from its music catalog and provide other entertainment features. Andrew Filipowski, a Director of Platinum, is the Chairman of the Board, President and Chief Executive Officer of PLATINUM TECHNOLOGY, INC. and Michael Cullinane, a Director of Platinum, is Chief Financial Officer and Treasurer of PLATINUM TECHNOLOGY, INC.

3. Platinum has hired PLATINUM TECHNOLOGY, INC. to provide consulting services in connection with its computer systems and software development. Andrew Filipowski, a Director of Platinum, is the Chairman of the Board, President and Chief Executive Officer of PLATINUM TECHNOLOGY, INC. and Michael Cullinane, a Director of Platinum, is Chief Financial Officer and Treasurer of PLATINUM TECHNOLOGY, INC.

                                   SCHEDULE 11.21

                                    INDEBTEDNESS

1. Royalties Payable $6,722,192, as of June 30, 1998, recording artist royalties, mechanical royalties, and licensing royalties.

2. Advances Payable pursuant to executed artist, license or distribution agreements $38,500

3. Platinum has hired PLATINUM TECHNOLOGY, INC. to develop and operate a Web site through which Platinum will distribute and sell titles from its music catalog and provide other entertainment features. In connection with this project, Platinum has also hired Liquid Audio as its provider of software that will allow encryption of music masters and the digital download of custom CDs.

5. Platinum has hired PLATINUM TECHNOLOGY, INC. to provide consulting services in connection with its computer systems and software development.

                                    SCHEDULE 11.29

                                 COLLATERAL LOCATIONS


     NAME OF DEBTOR                LOCATION OF COLLATERAL HELD BY DEBTOR
Platinum Entertainment, Inc.       2001 Butterfield Rd., Suite 1400
                                   Downers Grove, IL 60515

                                   1222 16th Ave. South Nashville, TN

                                   1 Select Ave.,
                                   Unit 10
                                   Scarborough, Ontario CANADA M1V 5J3

                                   11810 Wills Rd.,
                                   Suite 110
                                   Alpharetta, GA 30201

                                   333 Washington Ave. No., Suite 306 & 308
                                   Minneapolis, MN 55401

                                   4100 Spring Valley Rd.
                                   Dallas, TX 75244

                                   70 Walnut Street
                                   Wellesley, MA 02181

Peg Publishing, Inc.               2001 Butterfield Rd., Suite 1400
                                   Downers Grove, IL 60515

Royce Publishing, Inc.             2001 Butterfield Rd., Suite 1400
                                   Downers Grove, IL 60515

JustMike Music, Inc.               2001 Butterfield Rd., Suite 1400
                                   Downers Grove, IL 60515


                                   SCHEDULE 12.1(h)

                            INDEBTEDNESS TO BE REFINANCED


NAME                                    AMOUNT
Harris Trust and Savings Bank           $28,053,197.38